UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq.
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31, 2012
Date of reporting period: January 1, 2012 – June 30, 2012

Item 1. Reports to Shareholders.

SEMIANNUAL
REVIEW AND REPORT
TO SHAREHOLDERS

CORE

Royce Pennsylvania Mutual Fund

Royce Heritage Fund

CORE + DIVIDENDS

Royce Total Return Fund

Royce Dividend Value Fund

FOCUSED

Royce Premier Fund

Royce Special Equity Fund

Royce Value Fund

Royce 100 Fund

Royce Focus Value Fund

Royce Partners Fund

Royce Special Equity Multi-Cap Fund

OPPORTUNISTIC THEMES

Royce Low-Priced Stock Fund

Royce Opportunity Fund

Royce Value Plus Fund

Royce Financial Services Fund

MICRO-CAP

Royce Micro-Cap Fund

Royce Micro-Cap Discovery Fund

MID-CAP

Royce SMid-Cap Value Fund

Royce Mid-Cap Fund

www.roycefunds.com

Online Update

Visit www.roycefunds.com for Fund performance information, special messages and commentary from Co-CIOs Chuck Royce, Whitney George and other portfolio managers, news, literature and tools to help you better understand and compare our Funds.

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[1] Any direct Royce Funds IRA investor who chooses eDelivery of prospectuses, financial reports, and RWord will be exempt from the $15 annual IRA maintenance fee. (We will continue to also waive the fee for investors with more than $20,000 invested in Royce IRAs at the time the fee is charged, and for new transfer and rollover accounts in their first year.)

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Financial Professionals

Login to our Financial Professional website to access up-to-date research, insights and whitepapers including:

The Valuation Challenge: Inexpensive Quality Remains Plentiful in Small-Cap
Quality is not only plentiful within the small-cap universe, but it is also attractively valued right now across the market cap spectrum.

Cyclicality Is Our Friend: Market Downturns Can Build Better Future Returns
The small-cap downturn in 2011 was no fun, but downturns are neither unusual nor unprecedented. More important, in our view they remain key components in building higher long-term returns.

> www.roycefunds.com/research-0612

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• Quarterly Review Book
• Fund Impact and Attribution Reports
• Longitudinal Studies
• Fact Sheets

> www.roycefunds.com/advisors

This page is not part of the 2012 Semiannual Report to Shareholders

Semiannual Review

Fund Guide	2

Performance and Expenses	4

Portfolio Characteristics	5

Market Cycle and Risk Adjusted Performance	6

Letter to Our Shareholders	7

Fund Focus	14

Postscript: Is the Business Cycle Dead?	Inside Back Cover

Semiannual Report to Shareholders	15

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Fund Guide

Understanding How We Think About Our Portfolios

We are often asked, “If small companies are your primary area of focus, why are there so many Royce Funds?” To answer this question, we first point to the distinctive nature of the small-company universe. Small-cap is significantly larger than large-cap both in terms of names—with more than ten times the number of companies—and potential opportunities.

The universe has evolved over the last 15 years into a recognized, professional asset class with a high level of institutional acceptance. Today, there are many small-cap and micro-cap indexes, as well as style indexes and sector groupings. This is why we believe the size and diversity of the universe make it ideally suited for multiple offerings.

Small-cap and micro-cap securities also require their own particular approach. In addition, within each universe there are significant pockets of opportunity, such as dividend-paying companies, low-priced companies, high quality companies, etc., that go beyond classification by market cap. So while our portfolio managers share a common investment approach—one that emphasizes paying attention to risk and buying what each thinks are strong companies at attractively discounted prices—our portfolios also possess important distinctions that make each one unique.

Our Fund Guide is designed to help investors better understand both the different approaches and the common ground among our portfolios.

Each Fund Category provides insight into how the respective portfolios are managed, while a closer look at our materials allows investors to see other important differences—capitalization range, volatility, other investment themes, portfolio diversification—within each category. We think that understanding these differences can be helpful in asset allocation decisions, especially when investors incorporate more than one Royce offering within their portfolios.

Investment Universe

Our universe consists of three primary markets: micro-cap, small-cap and mid-cap companies. The Funds may also invest in foreign securities to varying degrees.

U.S. Micro-Cap Market Caps up to $750 million[1]
•  More than 3,380 companies
•  More than $540 billion in total capitalization

This area offers many choices, but also features limited trading volumes and higher volatility.

U.S. Small-Cap Market Caps between[1]
$750 million and $2.5 billion
•  More than 820 companies
•  More than $1.1 trillion in total capitalization

This segment is more efficient, offering greater trading volumes and narrower bid/ask spreads.

U.S. Mid-Cap Market Caps between[1]
$2.5 billion and $15 billion
•  More than 680 companies
•  More than $4.0 trillion in total capitalization

Mid-cap companies generally possess more established businesses that attract greater institutional interest and thus enjoy greater liquidity.

Foreign Securities[2]
 This market consists of more than 15,360 companies in developed countries.

Sources:
[1] Compustat as of 6/30/12
[2] Reuters as of 6/30/12

2 | This page is not part of the 2012 Semiannual Report to Shareholders

Multiple offerings tailored to specific investor needs.

CORE

Royce Pennsylvania Mutual Fund

Royce Heritage Fund

Generally invest across a wide spectrum of small companies using a diversified approach. We select stocks in these Funds using our core investment approach, which is based on attractive valuation, balance sheet quality and returns on invested capital. We developed this approach during the 1970s and ’80s in our flagship, Royce Pennsylvania Mutual Fund. These Funds may also incorporate ideas used in other portfolios, such as low-priced stocks, dividend-paying stocks, above-average growth companies and international securities.

CORE + DIVIDENDS

Royce Total Return Fund

Royce Dividend Value Fund

Generally invest in a diversified portfolio of dividend-paying smaller companies using our core investment approach. We believe that an investment strategy that seeks both long-term growth and current income has the potential to generate above-average absolute returns over full market cycles with less volatility. These Funds may also invest a portion of the portfolio in preferred stocks and in fixed income securities, such as convertible bonds.

FOCUSED

Royce Premier Fund

Royce Special Equity Fund

Royce Value Fund

Royce 100 Fund

Royce Focus Value Fund

Royce Partners Fund

Royce Special Equity Multi-Cap Fund

Generally employ a more limited portfolio approach—typically holding no more than 100 positions—and whose holdings possess what we believe are attractive valuations and higher-quality characteristics. These include strong balance sheets, above-average returns on invested capital and the ability to generate free cash flow.

OPPORTUNISTIC THEMES

Royce Low-Priced Stock Fund

Royce Opportunity Fund

Royce Value Plus Fund

Royce Financial Services Fund

Generally invest in companies considered more opportunistic, with each emphasizing different themes, such as turnarounds, special situations, low-priced stocks and/or companies with high growth prospects. These portfolios are in general highly diversified and have the potential for higher returns, commensurate with each Fund’s higher level of risk.

MICRO-CAP

Royce Micro-Cap Fund

Royce Micro-Cap Discovery Fund

Generally invest in micro-caps, those companies with market capitalizations up to $750 million, using our core investment approach. Due to the sector’s size and limited research coverage, there is more opportunity to find pricing inefficiencies. Therefore, we believe that the potential for higher returns, commensurate with a higher level of risk, is greater than for any other capitalization sector of the domestic equity marketplace.

MID-CAP

Royce SMid-Cap Value Fund

Royce Mid-Cap Fund

Generally invest in mid-caps, those companies with market capitalizations from $2.5 billion to $15 billion, or smid-caps, those companies with market capitalizations from $750 million to $10 billion. While not restricted by number of holdings, we typically employ a more concentrated approach when investing in these companies, holding proportionately larger positions in a relatively limited number of stocks.

> Go Online For More Tools To Help You Better Understand Our Funds.

Fund Screener www.roycefunds.com/screener • Compare Funds www.roycefunds.com/compare • Prices & Performance www.roycefunds.com/prices

Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Each Fund may invest a portion of its net assets in foreign securities, which may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.)

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Performance and Expenses	Through June 30, 2012

	Average Annual Total Returns						Gross Annual	Net Annual
CATEGORY					Since	Since	Operating	Operating
Fund	Year-to-Date[1]	1-Year	5-Year	10-Year	Inception	Inception Date	Expenses	Expenses

CORE

Royce Pennsylvania Mutual Fund	4.00%	-6.97%	0.49%	7.97%	n.a.	n.a.	0.91%	0.91%

Royce Heritage Fund	2.38	-11.57	1.53	8.51	13.01%	12/27/95	1.50	1.50

CORE + DIVIDENDS

Royce Total Return Fund	4.18	-2.82	0.65	7.11	10.46	12/15/93	1.15	1.15

Royce Dividend Value Fund	4.85	-4.34	2.84	n.a.	7.37	5/3/04	1.50	1.50

FOCUSED

Royce Premier Fund	2.65	-6.54	3.89	10.85	11.86	12/31/91	1.09	1.09

Royce Special Equity Fund	5.99	2.87	4.27	8.07	8.85	5/1/98	1.15	1.15

Royce Value Fund	-1.65	-14.23	-0.20	11.08	9.90	6/14/01	1.45	1.45

Royce 100 Fund	1.73	-9.72	2.50	n.a.	9.65	6/30/03	1.47	1.47

Royce Focus Value Fund	0.00	-14.65	n.a.	n.a.	13.37	2/27/09	1.98	1.36

Royce Partners Fund	7.33	-9.19	n.a.	n.a.	8.65	4/27/09	4.28	1.38

Royce Special Equity Multi-Cap Fund	6.67	6.17	n.a.	n.a.	9.38	12/31/10	1.97	1.39

OPPORTUNISTIC THEMES

Royce Low-Priced Stock Fund	-1.05	-18.17	0.33	7.39	11.59	12/15/93	1.58	1.51

Royce Opportunity Fund	11.24	-5.59	-0.18	8.51	11.94	11/19/96	1.17	1.17

Royce Value Plus Fund	5.92	-8.41	-2.73	10.30	11.00	6/14/01	1.45	1.45

Royce Financial Services Fund	8.23	-6.44	-1.83	n.a.	4.81	12/31/03	1.89	1.54

MICRO-CAP

Royce Micro-Cap Fund	2.61	-12.35	0.95	8.78	12.32	12/31/91	1.50	1.50

Royce Micro-Cap Discovery Fund	0.00	-4.78	-2.62	n.a.	4.24	10/3/03	2.99	1.49

MID-CAP

Royce SMid-Cap Value Fund	2.67	-13.37	n.a.	n.a.	0.90	9/28/07	1.95	1.35

Royce Mid-Cap Fund	-0.75	-13.19	n.a.	n.a.	3.79	12/31/09	2.34	1.35

Russell 2000 Index	8.53	-2.08	0.54	7.00	n.a.	n.a.	n.a.	n.a.

1 Not annualized

Royce Pennsylvania Mutual Fund’s average annual total return for the 35-year period ended 6/30/12 was 13.30%.

Important Performance, Expense and Risk Information
 All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Fund’s oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Heritage and Micro-Cap Funds at 12/30/11 and Royce Micro-Cap Discovery Fund at 6/29/12 for financial reporting purposes, and as a result the net asset values for shareholder transactions on those dates and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, other than acquired fund fees and expenses, if any, to the extent necessary to maintain net operating expenses at or below: 1.35% for Royce Focus Value, Partners, SMid-Cap Value and Mid-Cap Funds; 1.49% for Royce Low-Priced Stock, Financial Services, and Micro-Cap Discovery Funds through April 30, 2013 and at or below 1.99% for Royce Partners, Micro-Cap Discovery and Mid-Cap Funds through April 30, 2022; and 1.39% for Royce Special Equity Multi-Cap Fund through April 30, 2014. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of the Funds’ Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Funds’ Investment Class. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. Distributor: Royce Fund Services, Inc.

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Portfolio Characteristics	As of June 30, 2012

1 The Fund does not have the three years of history required for calculating a volatility score.

Market Cap Breakdown Key: Micro-Cap Small-Cap Mid-Cap Large-Cap
Investment Universe
Micro-Cap: Market Caps up to $750 million

Small-Cap: Market Caps between $750 million and $2.5 billion

Mid-Cap: Market Caps between $2.5 billion and $15 billion

Large-Cap: Market Caps greater than $15 billion

Foreign Securities: Non-U.S. securities are those securities that do not trade on a U.S. exchange, trade outside the U.S. and/or are issued by companies that are domiciled outside the U.S.

Portfolio Approach
Diversified: A diversified portfolio at Royce is one that generally holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

 Limited: A limited portfolio at Royce is one that either (i) generally invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

Volatility
Each Fund’s volatility is measured using Morningstar’s Risk Ratio, which measures variations in a fund’s monthly returns, with an emphasis on downside performance. Each Royce Fund’s overall Risk Ratio is a weighted combination of its three-, five- and 10-year scores, if applicable. Except as noted below, each Fund’s results reflect its score compared with all small-cap objective funds tracked by Morningstar with at least three years of history (367 funds as of 6/30/12). For Royce Financial Services Fund, all financial funds tracked by the Morningstar with at least three years of history (32 funds as of 6/30/12) are included. For Royce SMid-Cap Value Fund, all mid-cap stock funds with weighted average market caps between $750 million and $10 billion tracked by Morningstar with at least three years of history (403 funds as of 6/30/12) are included. We consider funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility; and those in the bottom third to have high volatility.

This page is not part of the 2012 Semiannual Report to Shareholders | 5

Market Cycle and Risk Adjusted Performance

We believe strongly in the idea that a long-term investment perspective is crucial for determining the success of a particular investment approach. While flourishing in an up market is wonderful, surviving a bear market by losing less (or not at all) is at least as good. However, the true test of a portfolio’s mettle is performance over full market cycle periods, which include both an up and down market period.

Since the inception of the Russell 2000’s index on 12/31/78, there have been 10 full market cycles, with the most recent peaking on 4/29/11. Market cycles are defined as those that have retreated at least 15% from a previous market peak and have rebounded to establish a new peak above the previous one. Each market cycle contains a peak-to-trough and a trough-to-peak period. Interestingly, over the small-cap index’s 30+ year history, each style index—the Russell 2000 Value Index and the Russell 2000 Growth Index—outperformed in five of the 10 full market cycles. In fact, leadership has alternated between growth and value over the last six cycles. If history were to adhere to this pattern, value would lead in the current cycle that began on 4/29/11.

RISK/RETURN PROFILE 10-YEAR PERIOD ENDED JUNE 30, 2012

•	For the 10-year period ended 6/30/12, all 10 Royce Funds with 10 years of history outperformed the Russell 2000, and all did so with better risk-adjusted returns and Sharpe ratios.
•	In addition, six of the 10 Royce Funds outperformed the Index with lower volatility.

All performance information above reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted.

SMALL-CAP MARKET CYCLE: RUSSELL 2000 INDEXES TOTAL RETURNS

ROYCE U.S. EQUITY FUNDS VS. RUSSELL 2000 INDEX: MARKET CYCLE RESULTS

	Peak-to- Peak 3/9/00- 7/13/07	Peak-to- Peak 7/13/07- 4/29/11	Peak-to- Current 4/29/11- 6/30/12

Russell 2000	54.8%	6.6%	-6.1%

Russell 2000 Value	189.4	-1.4	-5.6

Russell 2000 Growth	-14.8	14.3	-6.6

CORE

Royce Pennsylvania Mutual	207.1	11.6	-10.7

Royce Heritage	150.4	25.3	-15.9

CORE + DIVIDENDS

Royce Total Return	193.9	6.8	-5.7

Royce Dividend Value	n.a.	21.6	-7.5

FOCUSED

Royce Premier	198.1	29.9	-9.8

Royce Special Equity	227.4	20.8	-1.1

Royce Value	n.a.	17.4	-18.6

Royce 100	n.a.	27.6	-13.8

Royce Focus Value	n.a.	n.a.	-20.5

Royce Partners	n.a.	n.a.	-11.9

Royce Special Equity Multi Cap	n.a.	n.a.	-3.6

OPPORTUNISTIC THEMES

Royce Low-Priced Stock	198.9	27.2	-22.5

Royce Opportunity	191.8	6.9	-10.2

Royce Value Plus	n.a.	-3.0	-13.1

Royce Financial Services	n.a.	1.1	-10.5

MICRO-CAP

Royce Micro-Cap	197.4	24.9	-17.9

Royce Micro-Cap Discovery	n.a.	-6.1	-8.8

MID-CAP

Royce SMid-Cap Value	n.a.	n.a.	-16.4

Royce Mid-Cap	n.a.	n.a.	-17.9

6 | This page is not part of the 2012 Semiannual Report to Shareholders

Letter to Our Shareholders

“I Read the News Today, Oh Boy.”
Another dismal summer has dawned with spring having brought a wave of worries back to the market for the third consecutive year. Karl Marx—as canny an observer of the global scene as he was a checkered prognosticator of its future—wrote in 1852 that all events in history occur twice: the first time as tragedy, the second as farce. Allowing for the accuracy of this observation, what are we then to make of this third round of wobbly recovery, sluggish markets, panic-stuffed headlines, and the by now reflexive anxiety about the potential horrors of European debt for the world economy? What lies beyond farce, other than lousy returns, high correlation, and growing numbers of investors disenchanted with equities? To this kind of question, too many investors have no answer, having lost not only their belief in the viability of investing in stocks, but also in the prospects for the global economy.
    Indeed, one unfortunate result of the contagion of uncertainty has been the erosion of confidence in the ability of equities to deliver returns that will beat inflation and build wealth over the long term. On May 7, a USA Today headline asked and answered, “Invest in stocks? Forget About It.” It was not quite as damning as the now infamous Business Week cover from August 1979 that proclaimed “The Death of Equities,” but the overall message was not much happier: “Wall Street’s long-running story about how stocks are the best way to build wealth seems tired, dated and less believable to many individual investors.” And the USA Today piece was published early in May, just before the current bear bit down most sharply. The implicit assumption that the best days for the stock market may be (way) behind it seems to us to be the distinguishing feature of this third round of poor results for most equities. Panic has given way to a shrug of resignation. This stance sees equity investing as a mug’s game, even if the alternatives—Treasuries, bonds, money markets, etc.—are not much more attractive or profitable.

Our collective experience tells us that this highly volatile, tightly correlated, range-bound market will be remembered as being as anomalous as it has been painful, one that tends to occur once or twice a century. It does not, in our view, change the fact that stocks remain the single best way of building wealth over the long run.

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Charles M. Royce, President

We have often stressed the
importance of capital preservation in
asset management, arguing that not
losing money is as critical as making
it grow. Implicit in this belief is the
idea that capital preservation is
mostly synonymous with preserving
purchasing power. However, we
now find ourselves in a very non-
traditional investment environment,
an age marked by near-zero interest
rates; regular, short-term bursts of
volatility for equities; and relentless
money printing on the part of the
developed world’s central banks.

While this has not altered our view
of the significance of risk aversion,
it has led us to ask if at this moment
in history capital preservation and
preservation of purchasing power
should be defined differently.
The answer approaches what we think
is one of the most underappreciated
risks to which investors are now
subject: the potential for meaningful
loss in the future purchasing power of
investments. With so much attention
being paid to preservation of capital,
too little has been placed on what
that capital, once returned, will
actually be worth.

Continued on page 10...
Letter to Our Shareholders
    Such a belief—as ultimately wrong-headed as we think it is—has the advantage that recent history, as far back as five years, is on its side. With a few exceptions, there is simply not much of a defense for equity investing as a whole since the respective index peaks in 2007. The explanation for why the market has been so troublesome and unprofitable seems simple: The world is still emerging from the most serious economic crisis since the Great Depression. Yet this account may be in equal parts true and unhelpful, at least to anyone who had been looking for a way to safely and effectively grow capital during the last few years, which helps to explain why panic and resignation are symptoms of the same fatalism that has gripped investors since the early days of the mortgage and banking crisis in 2008.
    We understand the pessimism and the unwillingness to take risks on the part of so many investors today. At the same time, we still see many of the same positive signs that have been inspiring our confidence about stocks and the economy as a whole since the spring of 2010. By taking the long view (a common perspective for us), we can offer, in addition to a Nostra Culpa for much recent fund performance, the benefit of nearly 40 years of small-cap value investing. Our collective experience tells us that this highly volatile, tightly correlated, range-bound market will be remembered as being as anomalous as it has been painful, one that tends to occur once or twice a century. It does not, in our view, change the fact that stocks remain the single best way of building wealth over the long run. We know that in the current environment these words may sound hollow or even self-serving. We are more than willing to assume that risk in the hope that investors will continue to look to equities (and to our portfolios) as effective and ultimately successful ways to invest in the years to come.

“They’ve Been Going in and out of Style”
 The kind of dynamic rally that ushered out the first half of 2012 is always guaranteed to raise a smile, even if it could not completely erase earlier losses in the second quarter, losses that spoiled a promising upswing that lasted through most of the year’s opening quarter. Indeed, lack of direction has arguably been the most distinguishing characteristic of the recent market. Still, the major U.S. indexes finished the year-to-date period ended June 30, 2012 in decent condition, as did their overseas counterparts. Domestic small-caps brought up the rear. The Russell 2000 Index was up 8.5% in the first half, compared to respective gains of 9.4% and 9.5% for the large-cap Russell 1000 and S&P 500 Indexes and an electrifying 12.7% for the Nasdaq Composite.
    It was an interesting road for each index. The first quarter extended a rally that began following the October 2011 lows. Small-cap trailed, though its 12.4% gain was its best opening quarter since 2006. It was also not far behind its large-cap counterparts. The Russell 1000 rose 12.9%, and the S&P 500 gained 12.6%. The Nasdaq was especially impressive, notching an 18.7% increase for the quarter. We were among

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those hopeful souls who saw a nearly six-month bull run and thought that maybe the market was ready for some consistent recovery. Yet April and May were cruel months, the latter especially so, as the now-traditional spring downturn caused by concerns about European debt and the state of the American and Chinese economies spoiled the party and tamped down returns. (If not for the rally on the final trading day of June, that month would also have been less solidly in the black.) That rally was welcome—they always are—but second-quarter returns were still negative. The Nasdaq led on the downside, falling 5.1%, while the Russell 2000 slipped 3.5%. Large-caps held their value a bit better, with the Russell 1000 losing 3.1% and the S&P 500 declining 2.8%. So the first half concluded with a bang, but still left investors whimpering about the future.
Our expectation is for a less extreme, more historically normal phase, without so many of the stomach-churning drops followed by equally steep upticks that we saw last summer and fall and have seen so far in 2012. It is worth noting that a more historically normal range is one in which we think our funds can generate strong absolute and relative performance over the long run.
     Looking at longer-term returns, this uncertainty has been well-earned. While three- and 10-year average annual total returns for the major indexes were solid-to-strong, one-, five-, and 12-year results for the periods ended June 30, 2012 were generally poor. The 12-year period—not a period that we, or anyone else, usually discusses—is instructive because it encompasses the Internet Bubble, the subsequent recovery, the recession that was followed by the financial crisis, and the market’s herky-jerky, volatile aftermath. So we think it is worth pointing out that for the 12-year period ended December 31, 2011, the average annual total return for the S&P 500 was its lowest since the end of World War II (beginning with the period from the end of 1945 through the end of 1957). Small-cap returns for that same period ended December 31, 2011 for the Russell 2000 and the CRSP 6-10, a small-cap proxy that dates back to the 1920s, were among the worst for both since the launch of the Russell 2000 on December 31, 1978 and since the end of 1945 for the CRSP 6-10.
     Recent performance for the two non-U.S. indexes that we track followed patterns similar to their domestic cousins, though with more muted results. This was not entirely surprising considering both Europe’s ongoing travails and worries about the pace of growth in China. Non-U.S. small-caps enjoyed an advantage over their large-cap siblings, with the Russell Global ex-U.S. Small Cap up 4.8% for the year-to-date period ended June 30, 2012 versus a 2.7% gain for the Russell Global ex-U.S. Large Cap Index. Both indexes enjoyed strong first-quarter results. The Russell Global ex-U.S. Small Cap Index rose 14.4%, and the Russell Global ex-U.S. Large Cap Index was up 11.5% in the first three months of 2012. Each index’s second quarter was far more difficult, as Europe’s troubles registered more dramatically outside the U.S. Small-cap lost a bit more in the downturn, with the Russell Global ex-U.S. Small Cap Index falling 8.5%, while the Russell Global ex-U.S. Large Cap Index was down 7.9%.

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For more than three decades, an
investment vehicle provided highly
consistent returns with such low
volatility that they were nearly devoid
of risk—U.S. government bonds,
specifically Treasury securities. They
were the instruments that possessed
that highly desired standard, “the
risk-free rate of return.” The currently
volatile investment climate has
greatly expanded the appeal of this
designation. Investors trying to
cope with the economic uncertainty
and asset-price volatility caused
by the bursting credit bubble have
grown increasingly sensitive to the
possibilities of capital loss.

Yet if history is any proxy—and we
believe that it is—a healthy degree
of skepticism should greet the notion
that Treasuries remain risk free or
provide an acceptable rate of return.
If nothing else, the lens through which
we see them needs to be adjusted to
include the growing uncertainty of
ultimate purchasing power (of real
goods and services) of the currency
in which they are denominated. This
risk, one for which we have a healthy
respect over the intermediate term, is
the ominous combination of ongoing
currency debasement and acceleration
in inflationary pressures. These could
erode the purchasing power of non-
productive assets. Central banks
around the world, with the U.S. Federal
Reserve a primary contributor, have
been pumping liquidity into the capital
markets through a combination of
historically low interest rates and
quantitative easing or, more simply
stated, money printing.

Continued on page 12...

Letter to Our Shareholders

    U.S. mid-caps performed well on an absolute basis, though they were behind the domestic micro-cap, small-cap, and large-cap indexes in the first half. The Russell Midcap Index gained 8.0% through the end of June. Like the domestic indexes, they enjoyed a strong first quarter, up 12.9%, before slipping in the second quarter with a loss of 4.4%. Considering both the significant volatility and the unpopularity of stocks, the strength of micro-cap stocks was something of a surprise in the first half. Year-to-date through June 30, 2012, the Russell Microcap Index gained an impressive 13.0%. That the index accomplished this feat with stronger and steadier quarterly performances was equally notable: the Russell Microcap climbed 15.3% in the first quarter and fell only 2.0% in the bearish second.

“The Act You’ve Known for all these Years...”
If only our own portfolio had done as well. On an absolute basis, most of the Funds’ in this Semiannual Review and Report posted results that ranged from uninspiring to strong in the first half. With the exception of Royce Opportunity Fund, relative performance was a more significant issue. Normally, this does not trouble us. Long ago, we accepted that our disciplined approaches to stock selection would result in out-of-sync moments against our portfolios’ respective benchmarks. Our goal has always been strong absolute performance over long-term periods. If we met that standard, then relative results would most likely not be an issue, at least over long-term time spans. We have also been glad to accept the historical trade-off in which underperformance was more common for our Funds during short-term periods of 18 months or less, while outperformance was more typical over full market cycle and other long-term periods of three years or more. For too many time periods ended June 30, 2012, that history has become too exclusively long-term, even for us, with strong relative and absolute results coming only in periods of 10 years or longer. Three-year results were fine on an absolute basis in most cases, but trailed on a relative score, while the five-year returns were more mixed on a relative basis and underwhelming at best using the absolute standard that we prefer. This was particularly bad news for our newer portfolios, which lack history. With significant investments in all of our Funds, we share our investors’ frustrations with recent results.
    Those areas of the market in which we have seen both high quality and compelling valuations during the last three-to-five years—energy and mining companies, in particular—were among the worst performers in the first half, with net losses in some cases stretching back even further. Many of these stocks remain in our portfolios, as their attractive valuations and our ongoing high regard have combined to keep

10 | This page is not part of the 2012 Semiannual Report to Shareholders

[1] Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Heritage and Micro-Cap Funds at 12/30/11 and Royce Micro-Cap Discovery Fund at 6/29/12 for financial reporting purposes, and as a result the net asset values for shareholder transactions on those dates and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights.

turnover low. In many cases, we have been building, or at least maintaining, positions in those businesses in which we have the highest conviction. As has been our practice since the 1970s, we are keeping our focus on company fundamentals. We seek companies that look capable of surviving adversity and flourishing when their fortunes change. Those that generate free cash via high returns on capital can give investors a return in the form of dividends, take advantage of their low valuation by buying back stock, or make acquisitions to grow their business when organic growth is harder to come by. Strong fundamentals mean these companies have the necessary tools to make it through difficult periods and emerge stronger. While many of our recent efforts have not been successful, nothing about the way that we select stocks has changed, including our insistence on rock-solid fundamentals in the companies that we choose. Selectiveness, patience, and discipline remain our watchwords.

Through all manner of markets—many of which were thought to establish a “New Normal”—we have never wavered in our convictions. We still believe that equities remain the best way—maybe the only way—to beat inflation and build wealth over the long term.

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Headline inflation numbers have
remained subdued due to the
continuing struggles in the labor
market and stubbornly weak housing
markets, but commodity inflation
has been on the rise. With the recent
uptick in U.S. leading economic
indicators and encouraging signs
of stability and improvement in the
housing market, it would not take
much to see a more broad-based
uptick in inflation.

So while U.S. government bonds
are likely to continue to pay their
meager coupons and return principal
on schedule, the value of what is
being returned to investors will be
declining. For the first time in almost
30 years, we think that investors risk
meaningful losses in that portion of
their investment portfolio they deem
to be the safest.

Commodities offer one possible way to
protect against the loss of purchasing
power caused by currency debasement.
Unsurprisingly, however, we prefer
assets that are inherently productive
and flexible and can adjust quickly to
changing pricing environments. To us,
investments in quality companies
that possess embedded pricing power
and high returns on their invested
capital look to be some of the best
investments to protect, and grow,
purchasing power. We believe they
need much broader representation in
investors’ asset allocation.

Letter to Our Shareholders

Getting Better
We do not know how much longer markets and economies will remain so uncertain. The fiscal turmoil that continues to haunt Europe has been hampering equity markets across the globe and contributing to the tight range of returns that have nonetheless demonstrated ample levels of volatility. The fragile recovery here in the U.S. has also played a role, as has the recent deceleration of the Chinese economy. These major macro events, which have been the dominant influence on investors’ behavior over the last three years, largely account for why stocks have struggled to create any direction for longer than a few months. Instead, markets have been mired in a pattern of short-term swings in which they have moved straight up or straight down, and for no longer than a few months at a time.
     One consequence of this closely correlated, range-bound cycle is that our Funds have not had the time to create the spread that we would usually seek to build through a full market cycle. However, we think that as Europe meets its challenges and as the U.S. begins to get its own fiscal house in order, which is not likely to happen until after the election, we will escape this range and move toward a more lasting upswing. Our expectation is for a less extreme, more historically normal phase, without so many of the stomach-churning drops followed by equally steep upticks that we saw last summer and fall and have seen so far in 2012. It is worth noting that a more historically normal range is one in which we think our Funds can generate strong absolute and relative performance over the long run. We would like to think that long-term history is on our side in this assessment.

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Good Morning, Good Morning
Obviously, we would all like to reach a more hospitable market climate soon. As always, patience is critical. Indeed, the ability to be patient is probably the single most important quality that an investor who seeks strong long-term returns can possess. It is easy to talk about the importance of patience and discipline when markets are solid and portfolios are doing well. Yet at some point, these things will change, and both will be tested, as they have been in this market. It has been a very difficult time, but we believe it will pass. When it does, our disciplined approach will remain and, we believe, be effective.
     As we approach our 40th anniversary as a firm this coming November, we look back at what we have seen—the “Nifty Fifty” market of the ’70s, Black Friday in the ’80s, the first stirrings of the Internet boom in the ’90s, the horrific events of 9/11, our current era of uncertainty, and much, much more. Through all manner of markets—many of which were thought to establish a “New Normal”—we have never wavered in our convictions. We still believe that equities remain the best way—maybe the only way—to beat inflation and build wealth over the long term. (We also think that equities are capable of beating the fixed income markets over the next five years.) Our guess is that stocks can deliver returns in the mid- to upper-single digits, which we think would be respectable on an absolute basis and, equally important, higher than the rate of inflation. When things are working well, the underlying parts of an equity portfolio, the companies themselves, can act as compounding machines—compounding book value. We are confident that we can create portfolios that can grow commendably, especially in the more historically typical market climate that we believe we will eventually see.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

July 31, 2012

It is easy to talk about the importance of patience and discipline when markets are solid and portfolios are doing well. Yet at some point, these things will change, and both will be tested, as they have been in this market. It has been a very difficult time, but we believe it will pass. When it does, our disciplined approach will remain and, we believe, be effective.

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Fund Focus

After enjoying a measure of success as a small-cap portfolio manager in the late ’70s and early ’80s, Buzz Zaino moved to a firm where his new employers were eager to learn more about how he had built his track record. What, they wanted to know, made his portfolio approach successful? The investigation into what had worked best in the past led to the development of the four investment themes he continues to use in Royce Opportunity Fund.
     Each theme focuses on a catalyst for potential growth in stocks that Buzz and assistant portfolio manager Bill Hench deem significantly discounted to their value as a business. The first theme that Buzz identified was Unrecognized Asset Values, which could be in the form of a valuable franchise, ample cash on the balance sheet, real estate, etc. These companies are generally selling below their probable liquidating value, franchise value, tangible book value or physical asset value relative to plant or liquid assets, an attractive discount to a bargain-conscious investor. Next are Turnarounds, situations that typically entail new management coming to a company and attempting to reverse the fortunes of a business that has fallen on hard times, whether the result of depressed operating margins, poor management or industry-specific factors.
     The third theme is Undervalued Growth, which covers companies that have been growing in industries that largely have not, so the stocks are often valued with the industry, not necessarily with the company’s own growth. Buzz and Bill look for companies that they believe can provide potential growth rates of at least 12%, possess strong balance sheets and whose stock prices reflect relatively low valuations. The fourth theme is Interrupted Earnings, a category they sometimes refer to as broken IPOs. Companies tend to go public when times are very good, but in the normal course of events, such a company is going to endure a bad quarter or a difficult year, which naturally disappoints shareholders who have grown used to the heady growth. In this area, Buzz and Bill look for companies that they think have the potential for either a 20% annual growth rate or a dominant market position, accompanied by a price-earnings multiple substantially lower than the business’s anticipated growth rate.
     The Fund’s singular opportunistic value approach has been tested over the last five years, which includes the recession, the previous small-cap peak on July 13, 2007, the financial crisis, and the pattern of high volatility and close correlation that have followed in its wake. The worst days of the bear market in late 2008 and early 2009 were the most challenging, because so many stocks were routinely testing new lows, and there was no way to catch the falling knife. Patience became their mantra during this time, as well as during the shorter bear phases in 2010, 2011, and the first half of 2012. Buzz and Bill believed that they were acquiring solid companies at very attractive prices, but also thought that it could take several years before many bore fruit; in the meantime, near-term performance might suffer.
     As can be seen in the performance table below, this has mostly been the case. The Fund’s opportunistic bent has served it particularly well during the recent rally, as well as over longer-term periods since Buzz assumed portfolio management duties in 1998. The Fund outperformed the Russell 2000 in 87% of all monthly rolling five-year return periods between July 31, 2002 and June 30, 2012. ROF’s average return for all 120 five-year periods was 10.6% versus 5.4% for the index. (See the table below and pages 6 and 40 for more information.) We think that Royce Opportunity Fund’s unique take on small-cap value investing makes it a viable choice for long-term investors with a reasonable tolerance for risk.

ROF vs the Russell 2000: Performance and Expense Information						Through June 30, 2012

	Average Annual Total Returns						Net
						Since	Operating
	One-Year	Three-Year	Five-Year	10-Year	15-Year	Inception	Expenses
Royce Opportunity Fund	-5.59%	20.78%	-0.18%	8.51%	11.33%	11.94% (11/19/96)	1.17%

Russell 2000	-2.08	17.80	0.54	7.00	6.14	6.87	n.a.

Important Performance, Expense and Risk Information
All performance information is for the Fund’s Investment Class, reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance information may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies.

The Fund invests primarily in small-cap and micro-cap stocks, which may involve considerably more risk than investing in larger-cap stocks. (Please see “Primary Risks for Fund Investors” in the prospectus.) Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. Distributor: Royce Fund Services, Inc.

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Semiannual Report to Shareholders

Managers’ Discussions of Fund Performance

CORE

Royce Pennsylvania Mutual Fund	16
Royce Heritage Fund	18

CORE + DIVIDENDS

Royce Total Return Fund	20
Royce Dividend Value Fund	22

FOCUSED

Royce Premier Fund	24
Royce Special Equity Fund	26
Royce Value Fund	28
Royce 100 Fund	30
Royce Focus Value Fund	32
Royce Partners Fund	34
Royce Special Equity Multi-Cap Fund	36

OPPORTUNISTIC THEMES

Royce Low-Priced Stock Fund	38
Royce Opportunity Fund	40
Royce Value Plus Fund	42
Royce Financial Services Fund	44

MICRO-CAP

Royce Micro-Cap Fund	46
Royce Micro-Cap Discovery Fund	48

MID-CAP

Royce SMid-Cap Value Fund	50
Royce Mid-Cap Fund	52

Schedules of Investments and Financial Statements	54

Notes to Financial Statements	133

Understanding Your Fund’s Expenses	147

Trustees and Officers	149

Notes to Performance and Other Important Information	150

Board Approval of Investment Advisory Agreement	151

The Royce Funds 2012 Semiannual Report to Shareholders | 15

Royce Pennsylvania Mutual Fund
CORE

Core Funds generally invest across a wide spectrum of smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			4.00%

One-Year			-6.97

Three-Year			15.84

Five-Year			0.49

10-Year			7.97

15-Year			9.32

20-Year			10.27

25-Year			10.05

30-Year			12.82

35-Year			13.30

ANNUAL EXPENSE RATIO

Operating Expenses			0.91%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	PMF	Year	PMF

2011	-4.2%	2003	40.3%

2010	23.9	2002	-9.2

2009	36.3	2001	18.4

2008	-34.8	2000	18.3

2007	2.8	1999	6.0

2006	14.8	1998	4.2

2005	12.5	1997	25.0

2004	20.2	1996	12.8

TOP 10 POSITIONS % of Net Assets

Advisory Board (The)			1.1%

Kennametal			1.0

Helmerich & Payne			0.9

IDEXX Laboratories			0.8

Nordson Corporation			0.8

Oil States International			0.8

Cirrus Logic			0.8

Federated Investors Cl. B			0.7

HEICO Corporation			0.7

Valmont Industries			0.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			25.5%

Information Technology			20.9

Consumer Discretionary			15.3

Financials			11.3

Materials			8.0

Health Care			7.3

Energy			7.0

Consumer Staples			1.7

Telecommunication Services			0.1

Miscellaneous			1.0

Bond			0.0

Cash and Cash Equivalents			1.9

Manager’s Discussion
The stock market’s choppy waters led to an underwhelming first-half result for our flagship, Royce Pennsylvania Mutual Fund (PMF). The Fund gained 4.0% for the year-to-date period ended June 30, 2012, compared to an 8.5% gain for its small-cap benchmark, the Russell 2000 Index, for the same period. The year began with a promising rally that lasted almost the entire first quarter, with small-caps reaching their year-to-date high on March 26, 2012. Correlation was again the order of the day, a fact reflected in a comparison of the Fund’s first-quarter return with that of its benchmark—PMF rose 12.1% in the year’s opening quarter versus a 12.4% gain for the Russell 2000.
     The first quarter’s positive results were an extension of the upswing that began following 2011’s small-cap low on October 3. Considering the volatility that has afflicted the equity markets over the last few years, this nearly six-month bull run was welcome not simply because of its steadily rising stock prices, but also because it ran in parallel with the recovery of the U.S. economy, giving hope to many that both the market and the economy were sailing more confidently forward. Such hopes were gradually dashed, however, as mildly negative returns for most stocks in April gave way to a far more bearish May that was followed by falling share prices into early June.

      Most disappointing about PMF’s second-quarter return was its difficulty in this more bearish and volatile period, in which it fell 7.2% versus a loss of 3.5% for the benchmark. (So much for correlation.) Needless to say, we expect to do relatively better when markets move downward (and have done so historically) and were disappointed that the Fund failed to hold its value, especially in the context of a market that has been so tightly correlated within a relatively narrow range for the past two years. We were pleased, however, that in the most recent peak-to-peak period from July 13, 2007 through April 29, 2011, PMF outpaced the Russell 2000, gaining 11.6% versus 6.6% for the small-cap benchmark. (Please see page 6 for more market cycle results.) The Fund also outperformed the Russell 2000 for the 10-, 15-, 20-, 25-, and 30-year periods ended June 30, 2012, and one challenge going forward is to restore the relative advantage the Fund previously enjoyed in more intermediate-term periods. PMF’s average annual total return for the 35-year period ended June 30, 2012 was 13.3%.
      As might be expected in a nondescript performance period, few names stood out very positively or negatively at the level of company, industry, or sector. Still, there were definite patterns and

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

Cirrus Logic	0.35%

Advisory Board (The)	0.24

Federated Investors Cl. B	0.23

Valmont Industries	0.18

IDEXX Laboratories	0.17

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds and other investment companies. Shares of PMF’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

16  |  The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

some noteworthy performances, although not necessarily for reasons that we liked. Four sectors made sizable net contributions to first-half results—Consumer Discretionary, Financials, Health Care, and Information Technology—while only the Energy sector, a problem area in the market as a whole, detracted. During the second quarter, three of the aforementioned net-gaining sectors suffered net losses, large ones in the case of the Information Technology and Consumer Discretionary sectors. In fact, only Health Care was able to extend its net gains through the end of the period; it was also the Fund’s only sector in the black from April through June. During that difficult second-quarter slide, Industrials and Energy were also significant detractors.
      Three of the Fund’s top net losers in the first half came from the Energy sector’s energy equipment & services industry. Each of these companies represents a traditional strategy for us in a volatile, commodity-based industry in which we focus more on conservatively capitalized service companies with strong business fundamentals rather than looking at firms more directly involved with energy production. Oil prices were highly volatile in the year’s first six months, spending most of the second quarter in a tailspin that also drove down share prices for many energy services companies. CARBO Ceramics is an old favorite that we first purchased in PMF’s portfolio in 1996 and have owned continuously since 2006. The company primarily manufactures resin-coated ceramic and sand proppants used in the hydraulic fracturing of natural gas and oil wells. Slumping natural gas prices crimped production, which led to a higher-than-desired inventory of proppants. We like its long-term prospects, especially with ample natural gas reserves still untapped here in the U.S. Another long-term holding, Helmerich & Payne, provides contract drilling for oil and gas wells in the Gulf of Mexico and South America and is one of the largest land drillers in the U.S. Moving from dry gas to wet gas plays caused some margin compression as prices in the latter area came down. However, we like its leading position in an industry that we think is likely to come back strong and, as we did with CARBO, added to our position in the first half.

      In July, we modestly trimmed our stake in Cirrus Logic, a semiconductor maker that is the sole provider of audio codecs for Apple’s iPhones and iPads, among other products and customers. Its core business continues to show strength and promising new products are being developed, so we were content to hold a good-sized stake in the portfolio. A top gainer in 2011, The Advisory Board offers programs, services, and software focused on best practices research services while also providing management and advisory services. Strong execution and innovative technology appeared to boost the health of its stock price through the first half.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

CARBO Ceramics	-0.20%

Helmerich & Payne	-0.20

Unit Corporation	-0.15

Kennametal	-0.12

GrafTech International	-0.12

[1] Net of dividends

ROYCE PENNSYLVANIA MUTUAL FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/30/82

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets		$5,844 million

Number of Holdings		506

Turnover Rate		12%

Average Market Capitalization[1]		$1,518 million

Weighted Average P/E Ratio[2,3]		14.7x

Weighted Average P/B Ratio[2]		1.8x

U.S. Investments (% of Net Assets)		89.9%

Non-U.S. Investments (% of Net Assets)		8.2%

Symbol
Investment Class		PENNX
Service Class		RYPFX
Consultant Class		RYPCX
Institutional Class		RPMIX
R Class		RPMRX
K Class		RPMKX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	PMF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.11	0.11	0.16

Standard Deviation	24.01	24.37	23.17

[1] Five years ended 6/30/12. Category Median and Best Quartile Breakpoint based on 349 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

PMF	0.49%	24.01	0.02

Russell 2000	0.54	24.90	0.02

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Semiannual Report to Shareholders  |  17

Royce Heritage Fund

CORE

Core Funds generally invest across a wide spectrum of smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			2.38%

One-Year			-11.57

Three-Year			14.69

Five-Year			1.53

10-Year			8.51

15-Year			11.81

Since Inception (12/27/95)			13.01

ANNUAL EXPENSE RATIO

Operating Expenses			1.50%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RHF	Year	RHF

2011	-9.3%	2003	38.1%

2010	27.5	2002	-18.9

2009	51.8	2001	20.5

2008	-36.2	2000	11.7

2007	1.2	1999	41.7

2006	22.6	1998	19.5

2005	8.7	1997	26.0

2004	20.4	1996	25.6

TOP 10 POSITIONS % of Net Assets

Alleghany Corporation			1.9%

Verisk Analytics Cl. A			1.7

Advisory Board (The)			1.5

ANSYS			1.4

Landstar System			1.4

Mohawk Industries			1.4

Ashmore Group			1.3

Towers Watson & Company Cl. A			1.3

NVR			1.3

IPG Photonics			1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			25.3%

Financials			17.7

Information Technology			17.7

Consumer Discretionary			12.2

Materials			9.3

Energy			4.9

Health Care			4.0

Consumer Staples			1.4

Utilities			0.1

Miscellaneous			3.6

Cash and Cash Equivalents			3.8

Managers’ Discussion
Royce Heritage Fund (RHF) gained 2.4% for the year-to-date period ended June 30, 2012, trailing the Russell 2000 Index, its small-cap benchmark, which rose 8.5% for the same period. Although the markets have been tightly correlated over the last couple of years, those attributes that we seek for portfolio holdings—strong balance sheets, established records of earnings, the ability to generate free cash flow, and high returns on invested capital—have not been in high demand. One consequence of this was that during three of the last four quarters RHF followed a similar pattern to its benchmark, while underperforming in both up and down markets, with the only exception being the bullish first quarter of 2012.
      The year began on a encouraging note, lengthening the rally that began following 2011’s small-cap market low on October 3. The Fund rose 12.9% in the first quarter of 2012, ahead of the 12.4% rise for the Russell 2000. The bull phase ended, or was at least derailed, on March 26, 2012, just before the end of the first quarter. This made for a markedly bearish second quarter, despite a furious rally on the last day of trading in June. For the third consecutive year, a market rally was rudely interrupted by fears of European defaults and questions about the pace of growth here in the U.S. and China. During the second quarter, RHF fell 9.3% (with most of its losses coming in a particularly brutal May) versus a loss of 3.5% for its small-cap benchmark. This displeased us not only because the Fund underperformed, but also because we take great pride in the portfolio’s historical track record during both down markets and down quarters. Unfortunately, the recent run of risk-on, risk-off behavior has prevented the market from establishing any consistent direction, which played a role in RHF’s second-quarter slide.
     Longer-term returns were better on a relative basis and were impressive on an absolute basis for the 10-year, and since inception (12/27/95) periods ended June 30, 2012. From the previous small-cap peak on July 13, 2007 through April 29, 2011, the Fund gained 25.3% versus 6.6% for the Russell 2000. From that same peak through June 30, 2012, RHF gained 5.3%, while its

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

Advisory Board (The)	0.30%

IPG Photonics	0.29

Verisk Analytics Cl. A	0.27

Valmont Industries	0.25

Alleghany Corporation	0.25

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Heritage Fund at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Shares of RHF’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

18  |  The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

benchmark managed a slim gain of 0.04%. The Fund outperformed the small-cap index for the five-, 10-, 15-year, and since inception (12/27/95) periods ended June 30, 2012. RHF’s average annual total return since inception was 13.0%.
     Only two of the Fund’s nine equity sectors—Energy and Materials—finished the first half in the red, though net losses were relatively low. At the industry level, the energy equipment & services group detracted most significantly from both the Energy sector and the portfolio as a whole. A similar pattern could be seen in the Materials sector, but with two important differences—net losses for its top-detracting group, metals & mining, were lower and were also blunted by a small net gain from the chemicals group. In June, we parted ways with Lamprell, which repairs and refurbishes drilling rigs. The company faced problems with suppliers in its recent efforts to enter the rig construction business, but met with more serious issues when a profit warning announced in May came in the wake of insider selling that followed a series of investor meetings that were initially seen as unusually positive. It was no surprise when these events caused its share price to plummet.
     We had a more optimistic take on both Trican Well Service and Helmerich & Payne, two long-time Royce favorites that we first purchased in RHF in 2008 and 2007, respectively. We were first drawn to Trican Well Service by its growing business, talented management, and pristine balance sheet. The company provides specialized equipment and services for drilling, completion, and reworking oil and gas wells. Confident in its long-term prospects and believing that the market was punishing it disproportionately, we were pleased to hold a good-sized position at the end of the period. Helmerich & Payne—one of 2011’s top contributors—faced tougher times for its share price than in its business operations. The company is one of the largest land drillers in the U.S. and also provides contract drilling for oil and gas wells in the Gulf of Mexico and South America. While its business has slowed, the long-term outlook is positive, but impatient investors have shown little interest in the long run.
     Six sectors posted net gains, with Financials out in front, followed by Industrials, Consumer Discretionary, Information Technology, Health Care, and Consumer Staples. The Fund’s two top contributors were also top-ten positions at the end of June. Also a top gainer in 2011, The Advisory Board offers programs, services, and software focused on best practices research services while also providing management and advisory services. Strong execution and innovative technology appeared to boost the health of its stock price through the first half. IPG Photonics develops and manufactures fiber-optic lasers and other laser products. Its share price made its first-half high in February, a month in which we took gains before going on to begin adding to our stake in May at more attractive prices.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

Lamprell	-0.37%

Trican Well Service	-0.30

Helmerich & Payne	-0.25

Gardner Denver	-0.24

Major Drilling Group International	-0.22

[1] Net of dividends

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets		$265 million

Number of Holdings		233

Turnover Rate		21%

Average Market Capitalization[1]		$2,303 million

Weighted Average P/E Ratio[2,3]		14.9x

Weighted Average P/B Ratio[2]		2.1x

U.S. Investments (% of Net Assets)		73.7%

Non-U.S. Investments (% of Net Assets)		22.5%

Symbol
Investment Class		RHFHX
Service Class		RGFAX
Consultant Class		RYGCX
R Class		RHFRX
K Class		RHFKX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	RHF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.16	0.11	0.16

Standard Deviation	26.21	24.37	23.17

[1] Five years ended 6/30/12. Category Median and Best Quartile Breakpoint based on 349 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RHF	1.53%	26.21	0.06

Russell 2000	0.54	24.90	0.02

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Semiannual Report to Shareholders  |  19

Royce Total Return Fund

CORE + DIVIDENDS

Core + Dividends Funds generally invest in dividend-paying smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			4.18%

One-Year			-2.82

Three-Year			15.61

Five-Year			0.65

10-Year			7.11

15-Year			8.40

Since Inception (12/15/93)			10.46

ANNUAL EXPENSE RATIO

Operating Expenses			1.15%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RTR	Year	RTR

2011	-1.7%	2003	30.0%

2010	23.5	2002	-1.6

2009	26.2	2001	14.8

2008	-31.2	2000	19.4

2007	2.4	1999	1.5

2006	14.5	1998	4.8

2005	8.2	1997	23.7

2004	17.5	1996	25.5

TOP 10 POSITIONS % of Net Assets

Erie Indemnity Cl. A			1.0%

Cato Corporation (The) Cl. A			1.0

Federated Investors Cl. B			1.0

Guess?			0.9

Reinsurance Group of America			0.9

Chemed Corporation			0.9

Helmerich & Payne			0.9

Cubic Corporation			0.9

Nordson Corporation			0.8

MEDNAX			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			28.5%

Industrials			18.7

Consumer Discretionary			11.7

Energy			7.5

Materials			6.7

Health Care			6.1

Information Technology			6.0

Consumer Staples			3.7

Utilities			2.7

Telecommunication Services			0.6

Diversified Investment Companies			0.3

Miscellaneous			1.0

Bonds			0.1

Cash and Cash Equivalents			6.4

Managers’ Discussion
Dividend-paying small-caps provided a measure of protection when share prices were falling in the first half of 2012, though in the case of Royce Total Return Fund (RTR), it was not enough to provide a relative return advantage. For the period ended June 30, 2012, RTR gained 4.2%, trailing its small-cap benchmark, the Russell 2000 Index, which climbed 8.5% for the same period. The bullish phase that followed the small-cap low on October 3, 2011 lasted through much of the first quarter of 2012, a period that saw the Fund gain 8.9% versus 12.4% for its benchmark. We were among those cheered by the confluence of improving economic data and a resurgence for equities, seeing it as a sign that the market might be finally gaining the traction it needed for an extended rally. This hope collapsed in the middle of yet another round of worries over European sovereign debt and the overall well-being of the global economy. As they did in 2010 and 2011, these anxieties made for a highly volatile, mostly dismal second quarter for equities. Small-caps reached a high on March 26, 2012. Prior to the energetic uptick on the final day of June, which helped to give a decidedly positive result to that month, share prices fell through much of the second quarter. During the bear months of April and May, the Fund somewhat narrowed the performance gap between it and the Russell 2000, but the rally then widened the spread once more. The outcome was that RTR slipped 4.3% in the second quarter compared to a decline of 3.5% for the small-cap index.
      Market cycle and other long-term results were better on a relative basis, though one must go back 10 years to find a combination of strong absolute and relative returns. During the most recent peak-to-peak period, from July 13, 2007 through April 29, 2011, RTR had a modest edge over its benchmark, up 6.8% versus 6.6%. (Please see page 6 for more market cycle results.) To say the least, the last five years have provided more than their share of frustrations for our disciplined, bottom-up stock pickers’ approach. Indeed, our challenge going forward is to improve the Fund’s results for three- and five-year periods in which we have historically performed better on both an absolute and relative basis. The Fund outpaced the Russell 2000 for the five-, 10-, 15-year and since inception (12/15/93) periods ended June 30, 2012. RTR’s average annual total return since inception was 10.5%.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

Federated Investors Cl. B	0.29%

Cato Corporation (The) Cl. A	0.22

Allied World Assurance Company Holdings	0.21

Ascena Retail Group	0.21

American Eagle Outfitters	0.20

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of RTR’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

20  |  The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

     Nine of the Fund’s 11 equity sectors finished the first half with net gains, one was flat, and another—Energy—was in the red. In general, energy stocks were hurt through much of the year-to-date period by lower natural gas prices, with declines growing worse in the second quarter when oil prices also began to fall. These downward moves resulted in energy equipment & services companies and oil, gas & consumable fuels stocks being the loss leaders among the portfolio’s industry groups. Net losses in the latter group were spread across a number of holdings, while in the former category they were borne most heavily by two companies that we have held for a number of years. Our first purchase of CARBO Ceramics in RTR was back in 1998, and we have held a position continuously since then in this manufacturer of resin-coated ceramic and sand proppants used in the hydraulic fracturing of natural gas and oil wells. Falling natural gas prices slowed production, which led to higher proppant inventories. Taking the long view, we like its prospects, especially with ample natural gas reserves still untapped here in the U.S. We had a similar view of Helmerich & Payne, whose shares we also first bought in the portfolio in 1998. The company is one of the largest land drillers in the U.S. and also provides contract drilling for oil and gas wells in the Gulf of Mexico and South America. Its business has slowed, which, along with lower energy prices, led investors away from the stock. We think it is well positioned to benefit from a resurgent energy market. It was a top-ten position at the end of June. We also held a good-sized position in new and used video game retailer GameStop Corporation, adding to our stake during much of the year’s first six months. The company faces several hurdles, including declining sales, aging game consoles, and questions about how compatible older games will be when new consoles roll out. Yet it also has had success with its digital and trade-in businesses, and its market share remains enviable.
     Financials led all sectors by a wide margin, keyed by terrific performances from the insurance and capital markets industries. We remained optimistic about the long-term prospects for asset manager and money market specialist Federated Investors, which we first bought in 1999 and built during some of the darkest days of the financial crisis between late 2008 and early 2009. New regulations affecting money market funds are a ‘when,’ not an ‘if,’ but the consensus is that the longer it takes for them to go into effect, the less draconian they are likely to be. In other words, no news on that front was good news in the first half. This boosted Federated’s share price. It was the portfolio’s third-largest holding at the end of June. Three specialty retailers also stood out in the first half—Cato Corporation, Ascena Retail Group, and American Eagle Outfitters.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

CARBO Ceramics	-0.25%

GameStop Corporation Cl. A	-0.19

Helmerich & Payne	-0.18

Balchem Corporation	-0.15

ManTech International Cl. A	-0.14

[1] Net of dividends

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets		$4,483 million

Number of Holdings		537

Turnover Rate		11%

Average Market Capitalization[1]		$1,945 million

Weighted Average P/E Ratio[2,3]		14.2x

Weighted Average P/B Ratio[2]		1.6x

U.S. Investments (% of Net Assets)		82.7%

Non-U.S. Investments (% of Net Assets)		10.9%

Symbol
Investment Class		RYTRX
Service Class		RYTFX
Consultant Class		RYTCX
Institutional Class		RTRIX
W Class		RTRWX
R Class		RTRRX
K Class		RTRKX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	RTR	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.09	0.11	0.24

Standard Deviation	20.29	24.37	21.73

[1] Five years ended 6/30/12. Category Median and Best Decile Breakpoint based on 349 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RTR	0.65%	20.29	0.03

Russell 2000	0.54	24.90	0.02

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Semiannual Report to Shareholders  |  21

Royce Dividend Value Fund

CORE + DIVIDENDS

Core + Dividends Funds generally invest in dividend-paying smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			4.85%

One-Year			-4.34

Three-Year			17.17

Five-Year			2.84

Since Inception (5/3/04)			7.37

ANNUAL EXPENSE RATIOS

Operating Expenses			1.50%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDV	Year	RDV

2011	-4.5%	2007	0.0%

2010	30.1	2006	19.9

2009	37.7	2005	7.3

2008	-31.5

TOP 10 POSITIONS % of Net Assets

Kennametal			1.5%

Manning & Napier			1.4

SEI Investments			1.4

Federated Investors Cl. B			1.3

Nu Skin Enterprises Cl. A			1.2

Helmerich & Payne			1.2

Valmont Industries			1.2

Ascena Retail Group			1.1

Reinsurance Group of America			1.1

Chemed Corporation			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			31.5%

Industrials			22.4

Consumer Discretionary			10.9

Materials			7.9

Information Technology			6.8

Health Care			4.3

Energy			3.8

Consumer Staples			3.0

Utilities			0.0

Telecommunication Services			0.0

Miscellaneous			2.7

Cash and Cash Equivalents			6.7

Managers’ Discussion
Royce Dividend Value Fund (RDV) gained 4.9% for the year-to-date period ended June 30, 2012 versus an 8.5% increase for its small-cap benchmark, the Russell 2000 Index, for the same period. While the Fund posted a solid result on an absolute basis, its relative performance was disappointing, especially in the context of a highly volatile market in which we would typically expect the Fund to perform relatively better. The bull market that kicked off following the small-cap low on October 3, 2011 lasted through most of 2012’s first quarter, with small-cap reaching its first-half high on March 26. In the opening quarter of 2012, RDV rose 11.9% while the Russell 2000 climbed 12.4%.
     Our initial take was that the confluence of improving economic data and the resurgence for equities were dual signs that the market was at last establishing sufficient momentum to keep moving upward for more than two quarters at a time. Unfortunately, our optimism was checked once another wave of worries about European sovereign debt, the state of the U.S. economy, and decelerating growth in China washed over the market. As they did in 2010 and 2011, these concerns made for a volatile, mostly dismal second quarter for equities. Prior to the furious rally on the final day of June, which helped to give that month a decidedly positive result, share prices fell through much of the second quarter, with May being especially negative. RDV could not hold its value through this challenging period, with the result that the Fund fell further behind its benchmark in the second quarter, losing 6.3% compared to a 3.5% decline for the small-cap index.
     RDV’s longer-term results were better on a relative basis. The Fund enjoyed an advantage over its benchmark from the previous small-cap peak on July 13, 2007 through the small-cap peak on April 29, 2011, up 21.6% compared to 6.6% for the small-cap index. (Please see page 6 for more market cycle results.) RDV also outpaced the Russell 2000 for the five-year and since inception (5/3/04) periods ended June 30, 2012. The Fund’s average annual total return since inception was 7.4%.
     Net losses in the portfolio were generally modest at the sector, industry, and company level, with Energy the lone sector detracting from first-half performance. Stocks throughout the sector struggled, challenged by tumbling natural gas prices during the entire year-to-date period and plunging oil prices in the second quarter. Top-ten position Helmerich & Payne endured tougher

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

Federated Investors Cl. B	0.45%

Valmont Industries	0.33

Ascena Retail Group	0.30

AZZ	0.25

Allied World Assurance Company Holdings	0.24

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus, and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

22 | The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

times for its share price than it did in its business operations. The company is one the of the largest land drillers in the U.S. and also provides contract drilling for oil and gas wells in the Gulf of Mexico and South America. While its business has slowed a bit, the long-term outlook is positive, though impatient investors disregarded that view. We added shares while others were selling. Kennametal manufactures specialized metal products. As an industrial company with significant exposure to the coal and natural gas markets, its share price was hurt by the difficulties for energy stocks. In April, the company announced quarterly earnings that were in line with Wall Street’s expectations, along with revenues that were better than expected, while also discussing higher cost pressures and moderating organic growth, with the possibility that 2012’s second half could see slowing demand. While this led to a wave of selling, we built our position through much of the first half. It was the Fund’s largest holding at the end of June.
     GameStop Corporation is a video game retailer that sells new and used games. Video game industry sales declined significantly on a year-over-year basis, in large part the result of aging gaming consoles such as the Wii and Xbox. Questions also persist about whether older games will be compatible with new equipment, an especially relevant issue for GameStop as it derives a chunk of its sales from selling used games. On the other hand, earnings are positive, its balance sheet remains strong, its digital strategy has been successful, its trade-in business has done well, and its market share is solid. We added to our stake in the first quarter.
     We were also optimistic about the long-term prospects for asset manager and money market specialist Federated Investors. We re-initiated a position in the teeth of the financial crisis during October 2008. New regulations that will affect money market funds are a ‘when,’ not an ‘if,’ but the consensus is that the longer they take to materialize, the less draconian they are likely to be. In other words, no news was good news on that front in the first half, which boosted its share price. It was the portfolio’s fourth-largest holding at the end of June. Valmont Industries, another top-ten holding, produces fabricated metal products, pole and tower structures, and mechanized irrigation systems. The global reach of its core businesses, as well as improving earnings, helped to keep its price on the rise through most of the first half. Women’s fashion retailer Ascena Retail Group is an old Royce favorite and was also a top-ten position at the end of June. Already successfully operating stores under the dressbarn, maurices, and Justice brands, the firm completed a buyout in June of Charming Shoppes, which runs Lane Bryant. We continue to have confidence in what we think is a very well-run business with a proven ability to execute profitably during difficult times for most retailers.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

Helmerich & Payne	-0.26%

GameStop Corporation Cl. A	-0.22

Kennametal	-0.19

Jos. A. Bank Clothiers	-0.12

Balchem Corporation	-0.12

[1] Net of dividends

ROYCE DIVIDEND VALUE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 5/3/04

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets		$356 million

Number of Holdings		277

Turnover Rate		5%

Average Market Capitalization[1]		$1,868 million

Weighted Average P/E Ratio[2,3]		14.2x

Weighted Average P/B Ratio[2]		1.7x

U.S. Investments (% of Net Assets)		77.1%

Non-U.S. Investments (% of Net Assets)		16.2%

Symbol
Investment Class		RDVIX
Service Class		RYDVX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	RDV	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.20	0.11	0.24

Standard Deviation	21.79	24.37	21.73

[1] Five years ended 6/30/12. Category Median and Best Decile Breakpoint based on 349 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RDV	2.84%	21.79	0.13

Russell 2000	0.54	24.90	0.02

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Semiannual Report to Shareholders | 23

Royce Premier Fund

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			2.65%

One-Year			-6.54

Three-Year			16.34

Five-Year			3.89

10-Year			10.85

15-Year			10.35

20-Year			12.09

Since Inception (12/31/91)			11.86

ANNUAL EXPENSE RATIO

Operating Expenses			1.09%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RPR	Year	RPR

2011	-0.9%	2003	38.7%

2010	26.5	2002	-7.8

2009	33.3	2001	9.6

2008	-28.3	2000	17.1

2007	12.7	1999	11.5

2006	8.8	1998	6.7

2005	17.1	1997	18.4

2004	22.8	1996	18.1

TOP 10 POSITIONS % of Net Assets

Lincoln Electric Holdings			3.3%

Gartner			2.9

Nu Skin Enterprises Cl. A			2.8

Alleghany Corporation			2.6

Westlake Chemical			2.3

Woodward			2.3

IDEXX Laboratories			2.2

ProAssurance Corporation			2.0

Reliance Steel & Aluminum			1.9

FEI Company			1.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			23.9%

Information Technology			19.1

Financials			12.5

Materials			11.8

Consumer Discretionary			10.9

Energy			5.9

Consumer Staples			5.2

Health Care			4.7

Miscellaneous			0.1

Cash and Cash Equivalents			5.9

Managers’ Discussion
Our practice of selecting a limited number of what we think are the highest-quality small-cap stocks for the portfolio of Royce Premier Fund (RPR) did not yield favorable results in the first half of 2012. The Fund was up 2.7% for the year-to-date period ended June 30, 2012 versus a gain of 8.5% for its small-cap benchmark, the Russell 2000 Index, for the same period. While the markets have been closely correlated of late, those attributes that we seek for portfolio holdings—strong balance sheets, established records of earnings, the ability to generate free cash flow, and high returns on invested capital—have been decidedly out of favor. One consequence of this was that over the last three quarters RPR followed a similar pattern to its benchmark, while underperforming in both up and down markets.
    The pleasantly bullish first quarter extended the upswing that began following 2011’s small-cap market low on October 3. The Fund rose 11.7% in 2012’s opening quarter compared to a gain of 12.4% for the Russell 2000. The upswing ended on March 26, 2012, just before the end of the first quarter, making the second quarter markedly bearish, despite a strong rally on the last day of trading in June. For the third consecutive year, a market rally was interrupted by fears of European defaults and questions about the pace of growth here in the U.S. and in China. During the second quarter, RPR was down 8.1% compared to a loss of 3.5% for the small-cap index. This was disappointing not only because the Fund fell short of its benchmark, but also because we take great pride in its historical track record during both down markets and down quarters. Unfortunately, the recent pattern of risk-on, risk-off behavior has not allowed the market to establish a consistent direction, which we see as a factor in RPR’s second-quarter downslide.
     Longer-term results were better, though we were not especially pleased that one must go back five years for better relative performance. From the last small-cap peak on July 13, 2007 through 2012’s small-cap high on March 26, the Fund gained 29.2%, substantially outpacing the Russell 2000, which rose 6.6% for the same period. Measuring from the same July 2007 peak through June 30, 2012, the Fund returned 17.2% compared to a miniscule gain of 0.04% for the small-cap index. (Please see page 6 for market cycle results.) RPR outperformed the Russell 2000 for the five-, 10-, 15-, 20-year, and since inception (12/31/91) periods ended June 30, 2012. The Fund’s average annual total return since inception was 11.9%.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

Westlake Chemical	0.50%

Gartner	0.50

Veeco Instruments	0.47

IDEXX Laboratories	0.43

Fossil	0.42

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, and other expenses. Shares of RPR’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

24 | The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

     Returns were affected most negatively by net losses in the Energy sector, followed by those for Materials and Industrials. Each of these remains an area of investment interest for us. All include several long-term holdings that have been suffering in a market particularly tough for commodity-based and industrial businesses. Energy stocks were first hurt by low natural gas prices only to fall harder when oil prices slid in the second quarter. Steel companies, like Industrials, were adversely affected by both the slower pace of the Chinese economy and the perception that the European situation would further hinder global industrial activity. Metals & mining stocks felt the effect of mostly flat gold and silver prices. Thinking more about the long term, we see increases for the prices of oil, natural gas and precious metals, as well as upticks in industrial and construction work as the developed world’s economies mend themselves and the developing world resumes a more consistent rate of growth. Our patience has been tested, to be sure, but we are still highly confident in our disciplined, bottom-up approach.
     We first purchased shares of Trican Well Service in the portfolio in 2004, attracted by its growing business, talented management, and pristine balance sheet. The company provides specialized equipment and services for drilling, completion, and reworking oil and gas wells. As its stock price fell, we increased our stake, confident that an improved energy market can bring investors back. Gardner Denver, which we have owned in the Fund since 2007, makes specially engineered industrial machinery and related parts and services. Although it serves many industries, it has a sizable exposure to the energy industry. Exposure to two struggling areas—energy and industry—perhaps best explains its recent descent. We were happy to hold a good-sized position at the end of June.
     Two top-10 positions were also the Fund’s top contributors during the first half. Westlake Chemical manufactures basic chemicals, vinyls, polymers, and fabricated building products. It also makes plastics and high-end plastic films used to wrap food. Low natural gas prices gave it a significant cost advantage, as the company uses gas as a primary feedstock for plastic manufacture. We like this founder-controlled business for its conservative and intelligent management and think its ongoing prospects remain more than solid. Gartner provides research and analysis on IT (information technology), computer hardware, software, communications, and other technologies. It share price was mostly on the rise during the first half. The uncertain global economy seemed to put a premium on its consulting expertise, which, along with generous margins, placed its stock in high demand.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

Trican Well Service	-0.58%

Gardner Denver	-0.43

Schnitzer Steel Industries Cl. A	-0.40

Unit Corporation	-0.37

Kirby Corporation	-0.35

[1] Net of dividends

ROYCE PREMIER FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/31/91

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets		$6,743 million

Number of Holdings		78

Turnover Rate		3%

Average Market Capitalization[1]		$2,224 million

Weighted Average P/E Ratio[2,3]		14.0x

Weighted Average P/B Ratio[2]		2.0x

U.S. Investments (% of Net Assets)		81.4%

Non-U.S. Investments (% of Net Assets)		12.7%

Symbol
Investment Class		RYPRX
Service Class		RPFFX
Consultant Class		RPRCX
Institutional Class		RPFIX
W Class		RPRWX
R Class		RPRRX
K Class		RPRKX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	RPR	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.25	0.11	0.16

Standard Deviation	22.74	24.37	23.17

[1] Five years ended 6/30/12. Category Median and Best Quartile Breakpoint based on 349 small-cap objective funds (lowest expense class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RPR	3.89%	22.74	0.17

Russell 2000	0.54	24.90	0.02

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Semiannual Report to Shareholders | 25

Royce Special Equity Fund

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			5.99%

One-Year			2.87

Three-Year			14.46

Five-Year			4.27

10-Year			8.07

Since Inception (5/1/98)			8.85

ANNUAL EXPENSE RATIO

Operating Expenses			1.15%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSE	Year	RSE

2011	0.1%	2004	13.9%

2010	19.6	2003	27.6

2009	28.4	2002	15.3

2008	-19.6	2001	30.7

2007	4.7	2000	16.3

2006	14.0	1999	-9.6

2005	-1.0

TOP 10 POSITIONS % of Net Assets

Bio-Rad Laboratories Cl. A			3.7%

American Eagle Outfitters			3.7

Hubbell Cl. B			3.5

UniFirst Corporation			3.2

Bed Bath & Beyond			3.1

Teradyne			3.1

AVX Corporation			3.0

Lancaster Colony			2.9

Minerals Technologies			2.9

Applied Industrial Technologies			2.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			22.8%

Industrials			22.0

Information Technology			21.0

Materials			11.0

Consumer Staples			6.8

Health Care			5.4

Cash and Cash Equivalents			11.0

Manager’s Discussion
The market struggled through the latter part of 2012’s first half, reflecting investors’ growing concerns about global debt, the viability of the U.S. economy, and an economic slowdown in China. Royce Special Equity Fund (RSE) was not immune to the effects of this widespread apprehension. For the year-to-date period ended June 30, 2012, the Fund gained 6.0% versus 8.5% for RSE’s small-cap benchmark, the Russell 2000 Index, for the same period. We were not terribly disappointed in this result, in part because it was a solid absolute return, and in part because the Fund performed largely in line with our expectations. During the mostly bullish first quarter, RSE was up 10.9%, trailing its benchmark’s rise of 12.4%. When stock prices began to plunge in late March, the Fund effectively held its value, falling 9.9% versus a drop of 12.6% for the Russell 2000 from the interim small-cap high on March 26, 2012 through the 2012 small-cap low on June 4. For the second quarter, RSE was down 4.4%, underperforming its benchmark, which was down 3.5%. Not surprisingly, the majority of the Fund’s underperformance for the quarter came in June, when the Fund gained 2.3%, trailing the benchmark’s 5.0% gain.
     From the most recent small-cap peak on April 29, 2011 through the end of June 2012, RSE declined 1.1% versus a 6.1% loss for the Russell 2000. In the first bearish phase from the peak on April 29, 2011 through October 3, 2011, the Fund declined 20.6%, outperforming its benchmark, which lost 29.1%. The bullish phase that followed the small-cap low on October 3, 2011 lasted through much of the 2012’s first quarter. This period saw the Fund gain 31.9% versus 39.7% for its benchmark. (Please see page 6 for more market cycle results.) These market cycle performances helped the Fund to secure strong absolute results and relative advantages over its benchmark for average annual total return periods. RSE beat the Russell 2000 for the one-, five-, 10-year, and since inception (5/1/98) periods ended June 30, 2012. The Fund’s average annual total return since inception was 8.8%.
     In a market increasingly demonstrating that investors are interested in the return of their capital rather than the return on their capital (think of U.S. Treasuries), we believe that our investment approach takes on increasing attraction and offers opportunity. With increased uncertainty and higher volatility, quality has often outperformed. We think this is even more likely as, in our opinion, quality is generally inexpensively priced. The labor market, which earlier had been supporting an improved outlook and therefore higher equity prices, has deteriorated and can no longer be expected to buoy stocks. We continue to wish to “get paid to wait” until

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

American Eagle Outfitters	0.92%

Thomas & Betts	0.85

Dorman Products	0.71

Hubbell Cl. B	0.56

Littelfuse	0.56

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, and other expenses. Shares of RSE’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

26 | The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

much of the uncertainty is lifted, which could take a long time. We continue to seek and stress dividend payers—better yet, dividend growers—that are attractively priced, self-financing, and have pricing power. Simply put, companies with these attributes look better to us than many (dare we say most) nation-states. Strength and stability, while old-fashioned, tend to be enduring virtues. There is an old expression that the market dislikes uncertainty. For most investors, including ourselves, this is an unusually uncertain time.
      In the context of great uncertainty, the market is likely to remain range bound with no multiple improvements absent structural reforms within nation states or sustainable evidence of economic growth. Thus, earnings growth plus dividends should equate to total return. We believe that we can beat those returns through our selection process and that our attractively priced quality selections can advance, despite a range-bound market. We also expect to see more transactional events from our holdings than the market as a whole seems likely to provide. Finally, we think that increases in dividends in some of our names can add to the dividend component of total return.
     For the year-to-date period, all of the Fund’s six equity sectors were positive. Industrials and Consumer Discretionary—also RSE’s two largest sectors at the end of June—led by wide margins, followed by strong net gains from the Information Technology sector. The leading industry groups were electronic equipment companies, specialty retail stocks, and auto components businesses.
     AVX Corporation was again among the largest detractors from performance during 2012’s first half. The Greenville, S.C.-based company manufactures electronic components, including ceramic and tantalum capacitors used in electronic products to store, filter, or regulate electric energy. Another detractor from first half performance was National Presto Industries, a diversified manufacturing firm that produces defense products, small appliances, and absorbent products. American Eagle Outfitters was the best performer for the semiannual period. The Pittsburgh, PA-based firm is a leading lifestyle retailer that designs, markets, and sells its own brand of casual clothing. The company, which operates more than 1,090 stores across the U.S., benefited from restructuring efforts and a shift in strategy instituted by its new CEO, who came aboard last fall. Founded in 1898, Thomas & Betts is a leading manufacturer of electrical components used in industrial, construction, retail, utility, and communications markets. With operations in 20 countries, the company was acquired by Swiss based ABB, LTD. for $3.9 Billion in May 2012.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

AVX Corporation	-0.51%

National Presto Industries	-0.36

Scholastic Corporation	-0.22

Atrion Corporation	-0.18

Children’s Place Retail Stores	-0.14

[1] Net of dividends

ROYCE SPECIAL EQUITY FUND VS. RUSSELL 2000 Value of $10,000 Invested on 5/1/98

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets		$2,765 million

Number of Holdings		57

Turnover Rate		17%

Average Market Capitalization[1]		$1,467 million

Weighted Average P/E Ratio[2,3]		14.5x

Weighted Average P/B Ratio[2]		1.8x

U.S. Investments (% of Net Assets)		89.0%

Non-U.S. Investments (% of Net Assets)		0.0%

Symbol
Investment Class		RYSEX
Service Class		RSEFX
Consultant Class		RSQCX
Institutional Class		RSEIX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	RSE	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.27	0.11	0.24

Standard Deviation	18.24	24.37	21.73

[1] Five years ended 6/30/12 Category Median and Best Decile Breakpoint based on 349 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RSE	4.27%	18.24	0.23

Russell 2000	0.54	24.90	0.02

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Semiannual Report to Shareholders | 27

Royce Value Fund

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			-1.65%

One-Year			-14.23

Three-Year			12.62

Five-Year			-0.20

10-Year			11.08

Since Inception (6/14/01)			9.90

ANNUAL EXPENSE RATIO

Operating Expenses			1.45%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVV	Year	RVV

2011	-7.4%	2006	16.8%

2010	25.0	2005	17.2

2009	44.7	2004	30.9

2008	-34.2	2003	54.3

2007	3.8	2002	-23.5

TOP 10 POSITIONS % of Net Assets

Unit Corporation			3.5%

Teradyne			3.5

GameStop Corporation Cl. A			3.4

Reinsurance Group of America			3.1

Reliance Steel & Aluminum			3.0

Helmerich & Payne			2.9

Ascena Retail Group			2.9

Westlake Chemical			2.8

Chemed Corporation			2.8

Buckle (The)			2.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			18.2%

Materials			18.0

Financials			17.2

Information Technology			15.0

Energy			11.3

Industrials			9.2

Health Care			6.2

Consumer Staples			1.7

Miscellaneous			2.4

Cash and Cash Equivalents			0.8

Managers’ Discussion
For the year-to-date period ended June 30, 2012, RVV declined 1.7% while its small-cap benchmark, the Russell 2000 Index, rose 8.5%. This gave the Fund an unfortunate and dubious distinction—its widest underperformance spread versus the small-cap index since RVV’s inception on June 14, 2001. Needless to say, the last several months have not been the Fund’s finest hours. The market has been mired in a fairly narrow range of returns, which has led to uninspiring results and investors abandoning equities in growing numbers. The market has also been unkind to many of the industries and sectors in which we have seen both high quality and attractive valuations. This has tested our patience and commitment, but we remain convinced that our disciplined approach that focuses on companies with strong balance sheets, high returns on invested capital, long-term earnings histories, and plentiful cash flows remains viable and more than capable of long-term success once the market returns to more historically typical cycles.
      The year began on a high note. The upswing that kicked off following the 2011 small-cap low on October 3 continued through most of the first quarter, with small-caps reaching their first-half high on March 26. RVV participated to a large extent, rising 10.7% in the first quarter compared to a 12.4% gain for the Russell 2000. The Fund lost more ground in the bearish second quarter, which would have been far worse if not for a furious rally that closed out June. April saw share prices declining across the globe, as once again anxieties over European debt and the state of the American and Chinese economies drove investors away from stocks. Unfortunately, RVV more than fully participated in this bearish moment, losing 11.2% in the second quarter compared to the small-cap index, which fell 3.5%.
      Longer-term results were stronger, though we were not happy to see the Fund cede its relative advantage for the current three- and five-year periods. The Fund did, however, maintain its advantage over the last market cycle. From the previous small-cap peak on July 13, 2007 through the small-cap high on April 29, 2011, RVV rose 17.4% versus a gain of 6.6% for the Russell 2000. (Please see page 6 for more market cycle results.) The Fund outperformed its benchmark for the 10-year and since inception periods (6/14/01) ended June 30, 2012. RVV’s average annual total return since inception was 9.9%.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

Federated Investors Cl. B	0.63%

Veeco Instruments	0.58

Westlake Chemical	0.57

Ascena Retail Group	0.56

Allied World Assurance Company Holdings	0.55

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Shares of RVV’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

28 | The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

     Energy was RVV’s poorest-performing sector in the first half. The Fund’s largest position, Unit Corporation, was the sector’s most significant detractor. A contract oil and gas driller, the company also explores for oil and gas and is involved in midstream transport and processing work. Its stock price fell in the general downturn for energy companies, which grew worse in the second quarter when oil prices slipped. We first took a position late in 2002, intrigued by its ability to operate successfully in different areas of the energy industry. Its sliding price led us to build our stake in the first half. Helmerich & Payne was another top-ten position from the Energy sector that endured tougher times for its share price than it did in its business operations. The company is one the of the largest land drillers in the U.S. and also provides contract drilling for oil and gas wells in the Gulf of Mexico and South America. While its business has slowed, the long-term outlook is positive, but impatient investors disregarded that view. Drawn by its growing business, talented management, and pristine balance sheet, we first bought shares of Trican Well Service in the portfolio in 2004. The company provides specialized equipment and services for drilling, completion, and reworking oil and gas wells. Confident in its long-term prospects and secure in the belief that the market was punishing it disproportionately, we were happy to hold a good-sized position at the end of the period.
     GameStop Corporation, the Fund’s largest detractor for the period, is a video game retailer that sells new and used games. Video game industry sales declined significantly on a year-over-year basis, in large part the result of aging gaming consoles such as the Wii and Xbox. Questions also persist about whether older games will be compatible with new equipment, an especially relevant issue for GameStop as it derives a chunk of its sales from selling used games. On the other hand, earnings are positive, its balance sheet remains strong, its digital strategy has been successful, its trade-in business has done well, and its market share is solid. It was the portfolio’s third-largest holding at the end of June. We have owned shares of steel and scrap metal recycler Schnitzer Steel Industries since 2004. Demand for recycled metals slackened amid the slow pace of growth in the U.S. Along with lower-than-normal spring scrap flows and margins compressed from increases in raw materials and transport costs, this helped keep investors selling, while we continued to hold our shares in anticipation of a rebound in industrial activity that should help to spark demand.
     Financials was the only Fund sector with a notable net gain in the first half, although Information Technology, Health Care, and Consumer Staples also ended the period in the black. Asset manager and money market specialist Federated Investors and casualty and liability insurer Allied World Assurance Company were the financial standouts.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

GameStop Corporation Cl. A	-0.90%

Unit Corporation	-0.72

Trican Well Service	-0.61

Schnitzer Steel Industries Cl. A	-0.58

Helmerich & Payne	-0.53

[1] Net of dividends

ROYCE VALUE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/14/01

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

	Fund Net Assets	$1,415 million

	Number of Holdings	71

	Turnover Rate	15%

	Average Market Capitalization[1]	$2,162 million

	Weighted Average P/E Ratio[2,3]	10.9x

	Weighted Average P/B Ratio[2]	1.5x

	U.S. Investments (% of Net Assets)	80.1%

	Non-U.S. Investments (% of Net Assets)	19.1%

	Symbol
	Investment Class	RVVHX
	Service Class	RYVFX
	Consultant Class	RVFCX
	Institutional Class	RVFIX
	R Class	RVVRX
	K Class	RVFKX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	RVV	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.09	0.11	0.16

Standard Deviation	25.26	24.37	23.17

[1] Five years ended 6/30/12. Category Median and Best Quartile Breakpoint based on 349 small-cap objective funds (oldest class only) with at least five years of history.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Semiannual Report to Shareholders | 29

Royce 100 Fund

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			1.73%

One-Year			-9.72

Three-Year			13.55

Five-Year			2.50

Since Inception (6/30/03)			9.65

ANNUAL EXPENSE RATIOS

Operating Expenses			1.47%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROH	Year	ROH

2011	-6.5%	2007	7.3%

2010	24.8	2006	13.7

2009	38.0	2005	14.9

2008	-29.2	2004	27.2

TOP 10 POSITIONS % of Net Assets

Verisk Analytics Cl. A			2.2%

Valmont Industries			1.9

Reliance Steel & Aluminum			1.8

NVR			1.7

Cymer			1.7

ShawCor Cl. A			1.6

Kennametal			1.5

Mohawk Industries			1.5

ANSYS			1.5

AZZ			1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			28.1%

Information Technology			20.9

Consumer Discretionary			13.6

Financials			10.7

Materials			9.7

Energy			8.8

Health Care			3.0

Consumer Staples			2.0

Miscellaneous			1.9

Cash and Cash Equivalents			1.3

Managers’ Discussion
For the limited portfolio of Royce 100 Fund (ROH), the first half of 2012 was one of those periods when “the market giveth, and the market taketh away.” Unfortunately, the market did not give quite enough. For the year-to-date period ended June 30, 2012, the Fund was up 1.7%, well behind its small-cap benchmark, the Russell 2000 Index, which gained 8.5% for the same period. The rally that began after small-cap stocks hit a low on October 3, 2011 was a rewarding period for the portfolio. From that 2011 small-cap low through the first-half small-cap high on March 26, 2012, ROH gained 31.9%, essentially tied with its benchmark’s 39.8% gain.
     During the bullish first quarter, the Fund rose 13.1%, ahead of the 12.4% gain for the Russell 2000, though ROH began to lose ground when stock prices started to tumble in late March. Throughout its relatively short history, the Fund has demonstrated ample resilience in down markets, so we were disappointed by its failure to hold its value more effectively during the downturn, particularly in May, the worst month so far in 2012. ROH fell 10.1% in the second quarter compared to a far more modest decline of 3.5% for the Russell 2000. Focusing more widely, we were also frustrated by poor results for the third consecutive year during the spring and early summer months, which were once again driven by worries about Europe and the strength of the economies in the U.S. and China. While we take full responsibility for the Fund’s underwhelming first-half results, the market’s recent pattern of risk-on, risk-off behavior has prevented many stocks from establishing a consistent direction, and this played a role in the portfolio’s second-quarter struggles.
     Market cycle and other long-term results were an improvement over recent performance. From the previous small-cap market peak on July 13, 2007 through the small-cap peak on April 29, 2011, the Fund climbed 27.6% versus 6.6% for the small-cap index. (Please see page 6 for more market cycle results.) For the periods ended June 30, 2012, the Fund outperformed the Russell 2000 for the five-year and since inception (6/30/03) periods. ROH’s average annual total return since inception was 9.6%.
     Net gains and losses at the sector level were generally modest, befitting a period of positive, single-digit returns. In this context, several performances merit a mention. The Consumer Discretionary, Financials, and Health Care sectors all registered solid net gains for the year-to-date period, while Materials and Energy were the only two sectors that detracted from performance.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

Valmont Industries	0.44%

AZZ	0.41

Federated Investors Cl. B	0.39

Carter’s	0.34

ShawCor Cl. A	0.32

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus, and include management fees, 12b-1 distribution and service fees, and other expenses. Shares of ROH’s R Class bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

30 | The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

Doing the most to keep these sectors in the red were the metals & mining group, including Major Drilling Group International, and energy equipment & services stocks, such as Helmerich & Payne and Trican Well Service. The Fund’s two most significant detractors, however, came from the otherwise respectable Industrials sector. Arkansas Best is a shipping and transport company that has been struggling through a difficult period for its industry, with investors motoring away from its shares as revenues declined. Seeing more attractive opportunities elsewhere, we sold our shares in June. By adding to our position, we showed our more positive view of the long-term prospects for GrafTech International, which manufactures synthetic and natural graphite and carbon based products that are used to produce steel. The company experienced slowing steel demand and capacity utilization, which may have made its second-half guidance too optimistic. As our investment horizon extends well past the end of 2012, we were comfortable purchasing shares at what we thought were appealingly low prices.
     Industrials was the Fund’s largest sector at the end of June. It experienced weakness during the market’s recent risk-off periods, which gave us opportunities to add to existing names. We were most active in those businesses that we believe dominate their market niches, possess global reach, and are poised to benefit not only from the U.S. manufacturing revival, but also from revived industrial activity in developing economies. In addition, we held several asset-light businesses, such as freight forwarders and professional services firms. Valmont Industries—ROH’s second-largest holding at the end of June—produces fabricated metal products, pole and tower structures, and mechanized irrigation systems. The global reach of its core businesses, as well as improving earnings, helped to keep its price on the rise through most of the first half. In May, we began to reduce our position in AZZ as its price began to climb. The company makes electrical and industrial products and provides galvanizing services to the steel fabrication industry. Rising revenues and earnings, including earnings for the fiscal first quarter of 2013 that exceeded Wall Street estimates, helped to keep its share price on the move.
     Asset manager and money market specialist Federated Investors was the Fund’s fifteenth-largest position at June 30. Its shares appear to have benefited from the consensus that the longer it takes to implement new regulations on money market funds, the less onerous they are likely to be. We reduced our position in branded children’s wear maker Carter’s during June as its price rose. Investors seemed to cotton to its growing revenues and solid financials.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

Arkansas Best	-0.38%

GrafTech International	-0.37

Helmerich & Payne	-0.37

Trican Well Service	-0.31

Major Drilling Group International	-0.29

[1] Net of dividends

ROYCE 100 FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/30/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets		$354 million

Number of Holdings		95

Turnover Rate		7%

Average Market Capitalization[1]		$2,095 million

Weighted Average P/E Ratio[2,3]		15.3x

Weighted Average P/B Ratio[2]		1.9x

U.S. Investments (% of Net Assets)		88.6%

Non-U.S. Investments (% of Net Assets)		10.1%

Symbol
Investment Class		ROHHX
Service Class		RYOHX
R Class		ROHRX
K Class		ROHKX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	ROH	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.19	0.11	0.16

Standard Deviation	23.90	24.37	23.17

[1] Five years ended 6/30/12. Category Median and Best Quartile Breakpoint based on 349 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

ROH	2.50%	23.90	0.10

Russell 2000	0.54	24.90	0.02

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Semiannual Report to Shareholders | 31

Royce Focus Value Fund

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			0.00%

One-Year			-14.65

Three-Year			5.89

Since Inception (2/27/09)			13.37

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.98%

Net Operating Expenses			1.36

[1]Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RFV	Year	RFV

2011	-13.9%	2010	15.2%

TOP 10 POSITIONS % of Net Assets

Berkshire Hathaway Cl. B			3.9%

Analog Devices			3.7

Microsoft Corporation			3.5

Exxon Mobil			3.5

Franklin Resources			3.2

Mosaic Company (The)			3.2

Western Digital			3.0

Apple			2.7

MKS Instruments			2.7

Newmont Mining			2.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Materials			25.9%

Information Technology			22.3

Financials			17.2

Energy			13.4

Consumer Staples			4.4

Consumer Discretionary			4.2

Industrials			3.4

Health Care			2.1

Government Bonds			1.3

Cash and Cash Equivalents			5.8

Managers’ Discussion
Though not as explosive or bearish as 2011 (at least not yet), the first half of 2012 provided enough of its own volatility, correlation, and downward movements to leave many investors asking when all of this uncertainty would be over. It was also a frustrating period for Royce Focus Value Fund (RFV), as both absolute and relative results fell below our expectations. RFV was flat for the year-to-date period ended June 30, 2012, returning 0.0% and trailing its small-cap and mid-cap benchmark, the Russell 2500 Index, which gained 8.3% for the same period. The Fund suffered multiple disappointments from holdings in its largest sector, Materials, as well as from several non-U.S. positions. Poor performance from these areas—all of them overweight relative to the Fund’s benchmark—neatly sums up its first-half struggles.
     A welcome and vigorous rally began last year following the early October lows and lasting into the last days of March. While the Fund certainly benefited from the upswing, it consistently lagged the Russell 2500 throughout the entire run, underperforming both in 2011’s fourth quarter (+8.0% versus +14.5%) and in the first quarter of 2012, when it gained 10.5% versus a 13.0% rise for its benchmark. Given our disciplined value approach, these spreads were not a major surprise. Being out of sync during short, dynamic phases is nothing new for bottom-up stock pickers such as ourselves. RFV’s recent showings in down market periods, on the other hand, have been far more frustrating, with 2012’s second quarter providing a telling illustration. Share prices began to fall late in March and continued to drop into early June. While losses were initially modest—the Fund and its benchmark lost 2.7% and 0.7%, respectively, in April—the pace of decline spiked considerably in May. During that suddenly dismal month, RFV fell 9.5% and the Russell 2500 was down 6.8%. So while in June the Fund improved its relative record versus its benchmark a bit, up 2.8% compared to 3.6%, it was not nearly enough to help recoup what was lost when prices were plummeting. For the second quarter as a whole, RFV was down 9.5% versus a loss of 4.1% for the Russell 2500. This has meant generally underwhelming results in market cycle periods since the Fund’s inception (2/27/09), which came just before the last small-cap bottom on March 9, 2009. From that bottom through the most recent small-cap peak on

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

Africa Oil	1.00%

Apple	0.80

Microsoft Corporation	0.50

Franklin Resources	0.40

Veeco Instruments	0.31

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.35% through April 30, 2013. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

32 | The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

April 29, 2011, RFV was up 93.8% compared to a gain of 162.5% for the small-cap and mid-cap index. From that same peak through June 30, 2012, the Fund lost 20.5%, while the Russell 2500 was down 5.6%. Despite the relative performance shortcomings, the Fund’s average annual total return since inception was 13.4%.
     Two of the Fund’s equity sectors—Materials and Consumer Discretionary—finished the first half in negative territory, though the former detracted most, and by a wide margin. The metals & mining group was the loss leader within the sector, while net gains from holdings in chemicals stocks helped to mitigate its losses. Six of RFV’s 10 largest-detracting stocks came from the metals & mining group, including Schnitzer Steel Industries, a leading steel and scrap metal recycler. Demand for recycled metals slackened amid the slow pace of growth in the U.S. Lower-than-normal spring scrap flows and margins compressed from increases in raw materials and transport costs kept investors selling. We continued to hold our shares in anticipation of a rebound in industrial activity that should help to spark demand. Major Drilling International, which provides contract drilling services for metals miners, announced record revenues for its most recent fiscal third and fourth quarters. Even this kind of glowing news was not enough to attract investors to what we see as a well-managed business with considerable upside.
     Holdings in the Energy sector provided some of the portfolio’s best and worst performances in the first half. A slumping stock price led us to add to our stake in Trican Well Service in March. A long-time Royce favorite, we were initially attracted to its well-run business and low-debt balance sheet. We continue to have a high opinion of this specialized equipment and service provider for drilling, completion, and reworking oil and gas wells. It was a top-20 holding at the end of June. Helmerich & Payne was another top-20 position from the Energy sector that endured tougher times for its share price than it did in its operations. While its business has slowed, the long-term outlook is positive, but impatient investors disregarded that view. The company is one the of the largest land drillers in the U.S. and also provides contract drilling for oil and gas wells in the Gulf of Mexico and South America.
     A rapidly increasing share price gave us a very profitable experience with Africa Oil, which explores for oil and gas primarily in East Africa but is based in Vancouver, British Columbia. Its stock price first began to spout late in March on news that it had discovered oil in Kenya, that nation’s first major oil discovery. We reduced our position in May. Other top contributors in the first half, each a top-10 position, included Apple, still the darling of investors everywhere, and its chief rival, Microsoft Corporation. The latter’s price was more volatile, peaking in mid-March, though never closing beneath its early January low.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

Trican Well Service	-0.80%

Schnitzer Steel Industries Cl. A	-0.63

Helmerich & Payne	-0.55

Major Drilling Group International	-0.50

GameStop Corporation Cl. A	-0.50

[1] Net of dividends

ROYCE FOCUS VALUE FUND VS. RUSSELL 2500 Value of $10,000 Invested on 2/27/09

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets		$9 million

Number of Holdings		52

Turnover Rate		14%

Average Market Capitalization[1]		$5,450 million

Weighted Average P/E Ratio[2,3]		12.1x

Weighted Average P/B Ratio[2]		1.7x

U.S. Investments (% of Net Assets)		70.8%

Non-U.S. Investments (% of Net Assets)		23.4%

Symbol
Service Class		RYFVX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	RFV	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.38	0.90	1.01

Standard Deviation	20.00	19.38	18.17

[1] Three years ended 6/30/12. Category Median and Best Quartile Breakpoint based on 403 mid-cap objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 6/30/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RFV	5.89%	20.00	0.29

Russell 2500	19.06	20.60	0.93

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2012 Semiannual Report to Shareholders | 33

Royce Partners Fund

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			7.33%

One-Year			-9.19

Three-Year			8.25

Since Inception (4/27/09)			8.65

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			4.28%

Net Operating Expenses			1.38

[1]Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	PTR	Year	PTR

2011	-11.7%	2010	18.7%

TOP 10 POSITIONS % of Net Assets

NVR			4.6%

Mayr-Melnhof Karton			4.0

Valmont Industries			3.9

Verisk Analytics Cl. A			3.1

Value Partners Group			2.9

Marsh & McLennan			2.8

AllianceBernstein Holding L.P.			2.8

Advisory Board (The)			2.7

FX Alliance			2.6

IPG Photonics			2.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			31.9%

Industrials			29.9

Information Technology			13.7

Materials			11.0

Consumer Discretionary			7.3

Energy			2.6

Health Care			0.5

Cash and Cash Equivalents			3.1

Manager’s Discussion
Equity markets entered 2012 on reasonably solid footing, continuing the strong advance off the prior year’s low on October 3, 2011. Continued bond buying by the Fed through Operation Twist had the intended effect of pushing treasury yields even lower, gave a modest boost to economic activity, and rejuvenated—however briefly—investor interest in equities. However, for a third year in a row the market’s early optimism was quickly stunted as the European sovereign debt crisis spread to two of the region’s larger economies—Spain and Italy—once again raising the prospect of severe economic dislocation. Concurrently on the other side of the globe, China was struggling with a decelerating economy that was moving ever closer to a pace of economic activity insufficient to support the ambitions of their dynamic and upwardly mobile population. The U.S. economy was not immune to these global issues. While on somewhat better footing, it has not yet achieved a sufficient level of self-sustaining activity, making it highly sensitive to even subtle changes in the global economy. So as weakness in Europe and China resurfaced, so did concerns about the ability of the U.S. economy to maintain its footing. Equity markets reversed course in sympathy, unwinding some of the year’s early advance.
     Royce Partners Fund (PTR) is one of a select group of our offerings afforded the flexibility to pursue opportunities up and down the market capitalization spectrum. Consistent with our view that leadership in the market will most likely rotate between small-cap and large-cap stocks over time, this flexibility can be of great value, especially in the context of an equity asset class that looks broadly attractive to us versus other investment vehicles, particularly fixed income. We use the same rigorous analytical standards of strong balance sheets, high internal rates of return, and compelling valuation combined with a long-term investment horizon that has come to distinguish the Royce approach over the past four decades. So while a meaningful portion of the portfolio will continue to be sourced from our favored segment of smaller companies, the Fund also has the opportunity to apply our strict methodology to companies of all sizes. In the frenetic first half of 2012, PTR trailed its benchmark, advancing 7.3% compared to the Russell 2500 Index, which rose 8.3% for the same period.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

Valmont Industries	1.51%

NVR	0.92

IPG Photonics	0.80

Advisory Board (The)	0.67

Verisk Analytics Cl. A	0.55

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.35% through April 30, 2013 and 1.99% through April 30, 2022. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

34 | The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

     In the strong first quarter, PTR produced a stellar return, advancing 15.7%, ahead of the Russell 2500, which rose 13.0%. The second quarter, which included the difficult months of April and May followed by a partial recovery in June, saw PTR underperform its benchmark as equities of all sizes fell. The Fund fell 7.3% versus a loss of 4.1% for the index. Since its inception in the midst of the financial crisis on April 27, 2009, PTR lagged its benchmark, owing in large part to our cautious investment stance in the early stages of the powerful recovery from the bear market lows in March 2009.
     Six of the Fund’s seven equity sectors made positive contributions in the first half of 2012, with Industrials and Financials leading the way. The Information Technology sector also posted strong results, with one of the Fund’s top three individual performers coming from this important area. Energy made a very modest contribution to returns and Health Care was essentially flat. The Fund has very little exposure in these areas, representing a major deviation from their weightings in its benchmark index. Valmont Industries, PTR’s third-largest holding at the end of the period, makes fabricated metal products, pole and tower structures, and mechanized irrigation systems. Its galvanized steel electric utility poles business boomed as it won a number of large bids for projects. Another top-ten position in the Fund, IPG Photonics, is a leading manufacturer of fiber lasers and amplifiers for use in materials processing, telecommunications, and medical applications. The company continued its winning ways as it experienced broad expansion in end markets for its fiber laser technology. Already surpassing prior peak earnings levels, we believe that accelerating expansion in global end markets, combined with IPG’s first-mover advantage in numerous laser applications, positions the company very well for continued success.
     We showed our positive view of the long-term prospects of top-ten holding AllianceBernstein Holdings by adding to this veteran of the investment management industry as it struggled with asset flows, most notably in its equity business. Lost on many investors has been the offsetting inflows in their fixed income offerings that have largely stemmed the level of net outflows over the past several quarters. GrafTech International manufactures synthetic and natural graphite and carbon based products that are used to produce steel. The company experienced slowing steel demand and capacity utilization, which may have made its second-half guidance too optimistic. As our investment horizon extends well past the end of 2012, we were comfortable maintaining a position.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

AllianceBernstein Holding L.P.	-0.54%

GrafTech International	-0.35

MoneyGram International	-0.32

Brink’s Company (The)	-0.25

Air Lease Cl. A	-0.25

[1] Net of dividends

ROYCE PARTNERS FUND VS. RUSSELL 2500 Value of $10,000 Invested on 4/27/09

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets		$2 million

Number of Holdings		53

Turnover Rate		5%

Average Market Capitalization[1]		$3,403 million

Weighted Average P/E Ratio[2,3]		16.8x

Weighted Average P/B Ratio[2]		2.0x

U.S. Investments (% of Net Assets)		76.3%

Non-U.S. Investments (% of Net Assets)		20.6%

Symbol
Service Class		RPTRX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	PTR	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.52	0.90	1.01

Standard Deviation	18.50	19.38	18.17

[1] Three years ended 6/30/12. Category Median and Best Quartile Breakpoint based on 403 mid-cap objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 6/30/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

PTR	8.25%	18.50	0.45

Russell 2500	19.06	20.60	0.93

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2012 Semiannual Report to Shareholders | 35

Royce Special Equity Multi-Cap Fund

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]	6.67%

One-Year	6.17

Since Inception (12/31/10)	9.38

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	1.97%

Net Operating Expenses	1.39

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSM

2011	7.2%

TOP 10 POSITIONS % of Net Assets

Molex Cl. A	3.7%

C.R. Bard	3.5

Scripps Networks Interactive Cl. A	3.5

Emerson Electric	3.4

Mattel	3.2

Microsoft Corporation	3.2

Johnson & Johnson	3.1

Intel Corporation	3.1

Occidental Petroleum	3.1

Kohl’s Corporation	3.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary	26.2%

Information Technology	22.8

Industrials	21.4

Health Care	15.2

Consumer Staples	7.4

Energy	3.1

Cash and Cash Equivalents	3.9

Manager’s Discussion
We are pleased to provide the second semiannual report on Royce Special Equity Multi-Cap Fund (RSM). The Fund, which debuted on December 31, 2010, seeks long-term growth of capital by using an intensive value approach that attempts to combine classic value analysis, the identification of good businesses and accounting cynicism. Since its inception, the Fund has invested mainly in mid-cap and large-cap companies with market capitalizations of more than $5 billion. At the end of the semiannual period, more than 94% of net assets were invested in companies with market capitalizations greater than $5 billion.
     During the semiannual period ended June 30, 2012, the Fund gained 6.7% versus 9.4% for RSM’s large-cap benchmark, the Russell 1000 Index, for the same period. Following a robust first quarter in which the Fund rose 12.1%, lagging its benchmark’s gain of 12.9%, the second quarter ushered in a far more tumultuous market in which RSM lost 4.9%, again underperforming its benchmark, which lost 3.1%. The majority of the underperformance came in the dynamic up month of June, when the Russell 1000 gained 3.8%, while RSM only added 2.5%. RSM beat the Russell 1000 for the one-year and since inception (12/31/10) periods ended June 30, 2012. The Fund’s average annual total return since inception was 9.4%.
     In a market increasingly demonstrating that investors are interested in the return of their capital rather than the return on their capital (think of U.S. Treasuries), we believe that our investment approach takes on increasing attraction and offers opportunity. As we have stated before, we believe that our ability to differentiate among stocks is crucial at this juncture. One needs, within the confines of strict adherence to discerning metrics, to find securities that could benefit from whatever comes of our tangled situation. We believe that, regardless of the ultimate outcome, inexpensive, quality businesses that generate free cash flow remain—at a minimum—relatively better than other investment choices, and we continue to believe they can provide solid absolute returns as well. Companies that are inexpensively priced, that have high returns on capital, that are conservatively financed, and that are able to generate cash are likely to outperform. The ability to pay, and even increase, dividends also seems valuable to us in the currently uncertain environment. Thus, we believe that the “tangibility” of dividends from companies

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

Gap (The)	1.24%

Scripps Networks Interactive Cl. A	0.95

C.R. Bard	0.71

Home Depot (The)	0.65

Microsoft Corporation	0.61

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the service class (its oldest class). Gross operating expenses reflect total gross annual operating expenses for the Service Class, and include management fees, 12b-1 distribution and service fees and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, at or below 1.39% through April 30, 2014. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

36 | The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

generating stable cash flow will become more important. We expect the market to become more discerning about stocks—quality and valuation should be increasingly important. Free cash flow’s importance should also increase for this reason. It has been a long time since the continuing generation of free cash has been more valuable.
     With all of the uncertainty and ambiguity, the market is likely to remain range bound with no multiple improvements absent structural reforms within nation states or sustainable evidence of economic growth. Thus, earnings growth plus dividends should equate to total return. We believe that we can beat those returns through our selection process and that our attractively priced quality selections can advance, despite a range-bound market. We also expect to see more transactional events from our holdings than the market as a whole seems likely to provide. Finally, we think that increases in dividends in some of our names can add to the dividend component of total return.
     All but one of the Fund’s six equity sectors were positive performers in the first half, with Consumer Discretionary leading by a wide margin. The Information Technology and Health Care sectors also had a strong positive impact on performance. Specialty retail stocks made the most sizable contribution of RSM’s industry groups, while health care equipment & supplies, media, and semiconductors & semiconductor equipment were also top-performing industries. Energy was the only sector that detracted from first-half results, hurt by net losses in the oil, gas & consumable fuels industry. The machinery industry was the worst-performing industry for the year-to-date period. The Consumer Discretionary and Information Technology sectors, which were the Fund’s largest at the end of 2011, remained the two largest sector weightings, respectively, at the end of June.
     Molex was the largest individual holding as of June 30. The Lisle, IL-based company is the world’s largest manufacturer of electronic, electrical, and fiber-optic interconnection products and systems. The company has a strong international presence with more than 70% of revenue derived from outside the Americas. Well-known casual clothing retailer, The Gap, was the best performer during the semiannual period. A strong contribution also came from top-ten holding Scripps Networks Interactive, which operates websites and television networks, including Home and Garden Television, the Food Network, and the Travel Channel. Cummins was the largest detractor to performance during the period. Based in Columbus, IN, the company manufactures and services diesel and natural gas engines, electric power generation systems, and engine-related component products. Drugstore chain operator Walgreen Company also posted net losses. It was a top-15 position at the end of June.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

Cummins	-0.32%

Walgreen Company	-0.25

Avnet	-0.24

Occidental Petroleum	-0.21

Kohl’s Corporation	-0.19

[1] Net of dividends

ROYCE SPECIAL EQUITY MULTI-CAP FUND VS. RUSSELL 1000 Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$87 million

Number of Holdings	39

Turnover Rate	2%

Average Market Capitalization[1]	$21,431 million

Weighted Average P/E Ratio[2,3]	13.1x

Weighted Average P/B Ratio[2]	2.5x

U.S. Investments (% of Net Assets)	96.1%

Non-U.S. Investments (% of Net Assets)	0.0%

Symbol
Investment Class	RSMCX
Service Class	RSEMX
Institutional Class	RMUIX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/12).

The Royce Funds 2012 Semiannual Report to Shareholders | 37

Royce Low-Priced Stock Fund

OPPORTUNISTIC THEMES

Opportunistic Themes Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			-1.05%

One-Year			-18.17

Three-Year			13.47

Five-Year			0.33

10-Year			7.39

15-Year			10.68

Since Inception (12/15/93)			11.59

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.58%

Net Operating Expenses			1.51

[1]Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RLP	Year	RLP

2011	-14.6%	2003	44.0%

2010	31.5	2002	-16.3

2009	53.6	2001	25.1

2008	-36.0	2000	24.0

2007	2.3	1999	29.8

2006	19.0	1998	2.4

2005	9.7	1997	19.5

2004	13.6	1996	22.8

TOP 10 POSITIONS % of Net Assets

Fairchild Semiconductor International			1.9%

HEICO Corporation Cl. A			1.9

Myriad Genetics			1.8

Teradyne			1.8

Pretium Resources			1.8

Nu Skin Enterprises Cl. A			1.7

Alamos Gold			1.6

Globe Specialty Metals			1.6

International Rectifier			1.6

Allied Nevada Gold			1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			20.7%

Materials			20.5

Industrials			13.0

Financials			12.0

Energy			10.6

Consumer Discretionary			8.2

Health Care			7.5

Consumer Staples			3.4

Telecommunication Services			0.5

Utilities			0.1

Miscellaneous			0.8

Cash and Cash Equivalents			2.7

Manager’s Discussion
Royce Low-Priced Stock Fund (RLP) finished the year-to-date period ended June 30, 2012 with a loss of 1.0% versus a gain of 8.5% for the Russell 2000 Index, its small-cap benchmark, for the same period. Although the stock market has demonstrated ample correlation over the last couple of years, the Fund has been well out of sync with most of the small-cap market since 2011’s small-cap low on October 3, a generally solid period for small-caps in spite of the correction that dominated the second quarter of 2012.
    The upshot was a poor showing in both the bullish first quarter and bearish second quarter, a double whammy of relative underperformance that was itself out of sync with RLP’s previous history. During the first quarter, the Fund rose 11.5%, trailing its benchmark’s gain of 12.4%. This was a better relative result than the Fund managed during the earlier stage of the rally in 2011’s fourth quarter (+7.9% versus +15.5%). Coupled with improving U.S. economic numbers, we were initially cheered by these strong quarterly results, thinking that both the market and economy were establishing more lasting and positive directions.
     For the third consecutive year, however, spring brought a spate of negative news centered on European debt, concerns over the pace and strength of the U.S. recovery, and fears of decelerating growth in China. The effect on share prices was the same as it was in 2010 and 2011, with the difference that many more economically sensitive areas of the stock market—including energy, materials, and industrial companies—were among the hardest hit. These are among the sectors in which we have been seeing especially compelling valuations. Their punishment by investors led to a significant second-quarter tailspin for the portfolio, which declined 11.3% from the beginning of April through the end of June, while the Russell 2000 fell a more modest 3.5%. The Fund’s investments in non-U.S. companies also made an outsized contribution to its second-quarter loss.
     This was a highly disappointing performance for the portfolio, one that we take very seriously. We were pleased, however, that the Fund was well ahead of the Russell 2000 from the previous small-cap peak on July 13, 2007 through the most recent small-cap peak on April 29, 2011, gaining 27.2% versus 6.6% for the benchmark. (Please see page 6 for more market cycle results.)

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

Fairchild Semiconductor International	0.28%

Kennedy-Wilson Holdings	0.24

Pretium Resources	0.23

Myriad Genetics	0.22

Hochschild Mining	0.21

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, other than acquired fund fee and expenses, at or below 1.49% through April 30, 2013. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of RLP’s R Class bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

38 | The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

The Fund also outpaced its benchmark for the 10-, 15-year and since inception (12/15/93) periods ended June 30, 2012. RLP’s average annual total return since inception was 11.6%.
     The biggest net losses came principally from the Energy sector. We view this sector the same way that we view certain other commodity-based businesses and many technology companies. Our interest is typically focused on companies closer to the periphery, those that provide services or otherwise appear less risky than, in the case of Energy, exploration and production firms (though we own a few of those, too). Along with our usual emphasis on a margin of safety and other signs of quality, these elements were not enough to spare some of our largest holdings. Lamprell is a leading UAE-based construction and engineering firm that specializes in the repair and refurbishment of oil and gas rigs. It has stumbled recently in its efforts to enter the rig construction business. More seriously, its share price plunged in May when the company issued a major profit warning on the heels of insider selling that had followed a series of investor meetings which were seen by many investors as unusually encouraging.
     A slumping stock price led us to add to our stake in Trican Well Service during January, May, and June. First purchasing shares in the portfolio in 2006, we were drawn to its well-run business and low-debt balance sheet. If anything, the ensuing years have only increased our high regard for this specialized equipment and service provider for drilling, completion, and reworking oil and gas wells. It was RLP’s fourteenth-largest holding at the end of June. Calfrac Well Services, which we first purchased in 2006, offers pressure pumping, hydraulic fracturing, and other well stimulation services. The company has been digesting the cost of new supply from 2011 and dealing with decreased demand for its services thus far in 2012. We think that it is near a low point in its business cycle and that its long-term prospects are very favorable.
     GrafTech International, the portfolio’s eleventh-largest position at June 30, manufactures synthetic and natural graphite and carbon-based products used in steel production. Its business suffered from the across-the-board weakness for industrial companies, which reflected concerns that ongoing fiscal and economic woes in the eurozone and decelerating growth in China could lead to negative earnings adjustments rather than recovery in the second half of the year. The company also experienced slowing steel demand and capacity utilization, which may have made its second-half guidance too optimistic. From the metals & mining group, Major Drilling International, which provides contract drilling services for metals miners, was the loss leader. Record revenues for its most recent fiscal third and fourth quarters could not interest investors in what we see as a well-managed business with considerable upside. We were cheered by the recovery in the share price of Fairchild Semiconductor International, although it traveled a rocky road between January and June.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

Lamprell	-1.01%

Trican Well Service	-0.51

GrafTech International	-0.41

Major Drilling Group International	-0.25

Calfrac Well Services	-0.23

[1] Net of dividends

ROYCE LOW-PRICED STOCK FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/15/93

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets		$3,545 million

Number of Holdings		173

Turnover Rate		5%

Average Market Capitalization[1]		$1,144 million

Weighted Average P/E Ratio[2,3]		12.3x

Weighted Average P/B Ratio[2]		1.5x

U.S. Investments (% of Net Assets)		64.6%

Non-U.S. Investments (% of Net Assets)		32.7%

Symbol
Investment Class		RLPHX
Service Class		RYLPX
Institutional Class		RLPIX
R Class		RLPRX
K Class		RLPKX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (11% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	RLP	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.12	0.11	0.16

Standard Deviation	26.81	24.37	23.17

[1] Five years ended 6/30/12 Category Median and Best Quartile Breakpoint based on 349 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RLP	0.33%	26.81	0.01

Russell 2000	0.54	24.90	0.02

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Semiannual Report to Shareholders | 39

Royce Opportunity Fund

OPPORTUNISTIC THEMES

Opportunistic Themes Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			11.24%

One-Year			-5.59

Three-Year			20.78

Five-Year			-0.18

10-Year			8.51

15-Year			11.33

Since Inception (11/19/96)			11.94

ANNUAL EXPENSE RATIO

Operating Expenses			1.17%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROF	Year	ROF

2011	-13.0%	2003	72.9%

2010	33.8	2002	-17.0

2009	62.1	2001	17.3

2008	-45.7	2000	19.8

2007	-2.0	1999	32.3

2006	18.8	1998	4.9

2005	4.8	1997	20.8

2004	17.5

TOP 10 POSITIONS % of Net Assets

Toll Brothers			0.9%

Louisiana-Pacific Corporation			0.8

M.D.C. Holdings			0.8

Kaiser Aluminum			0.8

Apogee Enterprises			0.8

LaSalle Hotel Properties			0.8

MarineMax			0.8

Trex Company			0.7

Quanex Building Products			0.7

Cambrex Corporation			0.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			22.6%

Industrials			19.1

Consumer Discretionary			18.5

Financials			11.8

Materials			10.0

Energy			4.3

Health Care			2.8

Consumer Staples			1.3

Telecommunication Services			0.6

Miscellaneous			2.7

Preferred Stock			0.3

Cash and Cash Equivalents			6.0

Manager’s Discussion
Many small-caps struggled in the first half, plenty of industry groups languished, and certain sectors were out of favor. None of these obstacles got in the way of a very strong first half for Royce Opportunity Fund (ROF), which had an impressive showing on both an absolute and relative basis. The Fund gained 11.2% for the year-to-date period ended June 30, 2012, ahead of the 8.5% increase for the Russell 2000 Index, its small-cap benchmark, for the same period. The Fund’s strength has come most recently (as it has historically) in bullish periods. The rally that began off the 2011 small-cap low on October 3 and continued through the 2012 small-cap high on March 26, 2012 was a particularly rewarding one for the portfolio, in which it climbed 50.5% compared to a gain of 39.8% for the small-cap index.
     This span included a strong first-quarter result in 2012 on both an absolute and relative basis: ROF gained 17.4% for the first quarter, while the Russell 2000 was up 12.4%. The good times did not keep rolling, however, as stock prices fell through most of the second quarter, driven down by yet another round of worry about European debt, deficits, and the strength of the U.S. and Chinese economies. While ROF gave up some ground to its benchmark through these mostly dismal months, it easily held its year-to-date advantage. The Fund finished the second quarter with a 5.3% loss versus a decline of 3.5% for the Russell 2000. In addition to the year-to-date period, the Fund outperformed the Russell 2000 for the three-, 10-, 15-year and since inception (11/19/96) periods ended June 30, 2012. ROF’s average annual total return since inception was 11.9%.
     The Fund’s focus on domestic small-caps and its success in resurgent industries helped to key its recent results. Each of the Fund’s equity sectors finished the first half with net gains, with the exception of Energy, which posted a modest loss. Consumer Discretionary led all sectors by a sizable margin, though impressive contributions also came from Industrials, Information Technology, Materials, and Financials. Four of the Fund’s ten top-performing industry groups came from the Consumer Discretionary sector, including strong results from specialty retail companies and the household durables groups. Holdings in the Chemicals industry, slotted in the Materials sector, also enjoyed a terrific first half, in many cases benefiting from the low natural gas prices that also hurt the performance of energy stocks.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

Cost Plus	0.71%

M.D.C. Holdings	0.41

Solutia	0.35

Toll Brothers	0.33

Lumber Liquidators Holdings	0.28

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of ROF’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

40 | The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

     Positions that disappointed included supermarket and pharmacy operator SUPERVALU, which is a turnaround possibility that had not yet changed direction by the end of June. Our initial thought was that its solid business and attractive cash-flow characteristics could help it to eventually reverse direction. Events in early July then forced us to reconsider our optimistic forecast. Shipping and transport company Arkansas Best struggled through a difficult period for its industry, and investors sped away from its shares as revenues declined. We reduced our position, though we remained intrigued by its low valuation—it traded near or below book value at times—and industry expertise.
     Through late 2008 and early 2009, as well as during the briefer, less dramatic downturns over the last two-and-a-half years, we scoured the market for bargains, looking for attractive businesses with low price-to-book and/or price-to-sales ratios (our preferred metrics). Our goal was to use the market’s increased volatility to our best advantage. We understood that many of these opportunities would not bear fruit in the short or intermediate terms, but we were more than willing to show patience, especially considering how appealing so many of the valuations were. Several of these selections began to pay off in the first half.
     Nearly a dozen portfolio holdings were acquired in the period, including the Fund’s top contributor, Cost Plus, which was bought by Bed Bath & Beyond in a deal that closed late in June. Cost Plus retails specialty food items, kitchen utensils, and other home goods. New management emphasized this merchandise while de-emphasizing furniture, helping the firm to operate more effectively. We finished selling our stake shortly after the announcement was made in early May. The acquisition of Solutia, which makes specialty chemicals for consumer and industrial applications, was announced in January and completed in July.
     The shares of many homebuilders were on the rise through the second quarter, part of a nascent recovery for the U.S. housing market. M.D.C. Holdings benefited from the resurgence and was also helped by management’s success in reworking the company’s cost structure. Toll Brothers builds everything from single-family suburban homes to luxury apartment buildings in Manhattan. Its status as a high-end builder seemed to be an additional draw for many investors. We took gains in both companies as their share prices headed for the roof.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

SUPERVALU	-0.19%

Arkansas Best	-0.18

Key Energy Services	-0.17

Maxwell Technologies	-0.17

bebe stores	-0.14

[1] Net of dividends

ROYCE OPPORTUNITY FUND VS. RUSSELL 2000 Value of $10,000 Invested on 11/19/96

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

	Fund Net Assets	$1,744 million

	Number of Holdings	310

	Turnover Rate	18%

	Average Market Capitalization[1]	$593 million

	Weighted Average P/E Ratio[2,3]	14.7

	Weighted Average P/B Ratio[2]	1.2x

	U.S. Investments (% of Net Assets)	91.4%

	Non-U.S. Investments (% of Net Assets)	2.6%

	Symbol
	Investment Class	RYPNX
	Service Class	RYOFX
	Consultant Class	ROFCX
	Institutional Class	ROFIX
	R Class	ROFRX
	K Class	ROFKX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (26% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	ROF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.13	0.11	0.16

Standard Deviation	31.86	24.37	23.17

[1] Five years ended 6/30/12 Category Median and Best Quartile Breakpoint based on 349 small-cap objective funds (oldest class only) with at least five years of history.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Semiannual Report to Shareholders | 41

Royce Value Plus Fund

OPPORTUNISTIC THEMES

Opportunistic Themes Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			5.92%

One-Year			-8.41

Three-Year			11.60

Five-Year			-2.73

10-Year			10.30

Since Inception (6/14/01)			11.00

ANNUAL EXPENSE RATIO

Operating Expenses			1.45%

[1]Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVP	Year	RVP

2011	-10.0%	2006	19.3%

2010	19.7	2005	13.2

2009	41.4	2004	28.2

2008	-41.1	2003	79.9

2007	3.2	2002	-14.7

TOP 10 POSITIONS % of Net Assets

Valmont Industries			2.0%

Gildan Activewear			2.0

Carlisle Companies			2.0

Worthington Industries			1.9

Robert Half International			1.9

Myriad Genetics			1.9

Teradyne			1.7

IPG Photonics			1.7

Carter’s			1.7

International Rectifier			1.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			22.3%

Industrials			18.7

Materials			14.4

Financials			13.7

Consumer Discretionary			9.0

Health Care			8.8

Energy			3.6

Consumer Staples			2.3

Miscellaneous			3.5

Cash and Cash Equivalents			3.7

Manager’s Discussion
The first half of 2012 was a split decision for Royce Value Plus Fund (RVP), as it posted a solid performance on an absolute basis, but was unable to best its benchmark. RVP gained 5.9% for the year-to-date-period ended June 30, 2012, trailing its small-cap benchmark, the Russell 2000 Index, which was up 8.5% for the same period. The Fund also performed well on an absolute basis during the rally that began following small-cap’s 2011 low on October 3 through the first-half high on March 26. While we were somewhat disappointed that the Fund lagged the Russell 2000 during this period (+35.7% versus +39.8%), we were pleased by its absolute strength. We were even happier that RVP outpaced its benchmark in first quarter, rising 15.1% versus 12.4% for the Russell 2000. Aside from the performance advantage itself, this was also good news in light of the fact that the portfolio had previously trailed during each of the market’s short-term upswings dating back to the previous small-cap peak on July 13, 2007.
    We were initially encouraged by the market’s robust opening in 2012, thinking that both equities and the economy were settling in for a more prolonged period of growth than we have seen over the last couple of years. Of course, this did not last, as yet another round of worries about European sovereign debt, the strength of the U.S. economy, and the deceleration of growth in China all combined to send large numbers of investors scurrying away from equities again, with May being a particularly difficult month. This resulted in a mostly dismal second quarter, and even the wild rally that ushered out the first half could not do enough to bring quarterly returns into the black. RVP fell 8.0% for the quarter versus a loss of 3.5% for the Russell 2000. This gap helped to extend the Fund’s relative disadvantage over recent market cycle and other intermediate-term periods. (Please see page 6 for market cycle results.) RVP outpaced the Russell 2000 for the 10-year and since inception (6/14/01) periods ended June 30, 2012. The Fund’s average annual total return since inception was 11.0%.
     We first recognized the need to reposition the portfolio near the end of the third quarter of 2010, which was the first quarter in which the Fund underperformed the Russell 2000 by an alarming margin. Our first step in trying to amend matters involved examining those factors that were driving—or failing to drive—performance. These moves did not involve major strategy change or abandonment of Royce’s investment discipline. Instead, we modified the existing

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

Gildan Activewear	0.66%

Valmont Industries	0.49

Liquidity Services	0.49

Carter’s	0.48

Thomas & Betts	0.46

[1]Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of RVP’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

42 | The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

process by repositioning the portfolio. We remain long-term investors, and the Fund remains a growth-oriented portfolio with a critical overlay of value. The changes represented more of a shift in emphasis away from turnarounds and toward stronger, higher-quality growth.
     During much of 2011, we opted to pay a little more for what we deemed to be exceptional growth prospects. In introducing more growth, we also began to sell problem positions more quickly and hold growing companies a bit longer. With the economy slowly recovering, the last several years have not seen an enormous number of great growth stories, but in 2011 we began to uncover many smaller companies that were generating above-average growth that also fit well in the portfolio.
     Energy was the only the sector to finish the first half with net losses. Industrials, the portfolio’s second-largest sector at the end of June, led net gainers by a wide margin, while three others—Consumer Discretionary, Materials, and Health Care—also posted solid contributions. Although the Information Technology sector showed modest net gains, two of its holdings detracted most from first-half results at the individual company level. We first began to reduce our stake in Lattice Semiconductor in 2011, and we continued to do so in 2012. The company makes PLDs (programmable logic devices) for handheld and other portable equipment. Ongoing revisions to earnings guidance and declining revenues informed our decision to start selling. We also began reducing our position in flash memory storage device maker SanDisk in 2011 and by mid-May of 2012 had exited completely. The company had looked poised to benefit from the proliferation of tablets and mobile devices, but increasing price declines in its industry—mostly the result of undisciplined competitors in its marketplace—led us to part ways.
     We enjoyed success with the portfolio’s ‘underwear theme’ in the first half, as two top-ten holdings in the apparel business posted net gains. The stock prices of Gildan Activewear and Carter’s suffered when cotton prices were on the rise and began to turn around in the first quarter when the cost of cotton declined. Gildan makes t-shirts, fleece, and activewear for wholesale distributors. Carter’s markets branded children’s wear. Valmont Industries, RVP’s largest holding at the end of the period, makes fabricated metal products, pole and tower structures, and mechanized irrigation systems. Its galvanized steel electric utility poles business boomed as it won a number of large bids for projects.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

Lattice Semiconductor	-0.38%

SanDisk Corporation	-0.31

Trican Well Service	-0.26

Rex Energy	-0.23

Unit Corporation	-0.15

[1] Net of dividends

ROYCE VALUE PLUS FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/14/01

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

	Fund Net Assets	$1,712 million

	Number of Holdings	122

	Turnover Rate	15%

	Average Market Capitalization[1]	$1,697 million

	Weighted Average P/E Ratio[2,3]	17.7x

	Weighted Average P/B Ratio[2]	2.0x

	U.S. Investments (% of Net Assets)	81.8%

	Non-U.S. Investments (% of Net Assets)	14.5%

	Symbol
	Investment Class	RVPHX
	Service Class	RYVPX
	Consultant Class	RVPCX
	Institutional Class	RVPIX
	R Class	RVPRX
	K Class	RVPKX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (12% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	RVP	Category Median	Best Quartile Breakpoint

Sharpe Ratio	-0.02	0.11	0.16

Standard Deviation	24.75	24.37	23.17

[1] Five years ended 6/30/12. Category Median and Best Quartile Breakpoint based on 349 small-cap objective funds (oldest class only) with at least five years of history.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Semiannual Report to Shareholders | 43

Royce Financial Services Fund

OPPORTUNISTIC THEMES

Opportunistic Themes Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			8.23%

One-Year			-6.44

Three-Year			9.68

Five-Year			-1.83

Since Inception (12/31/03)			4.81

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.89%

Net Operating Expenses			1.54

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RFS	Year	RFS

2011	-11.3%	2007	-4.7%

2010	18.5	2006	24.8

2009	32.1	2005	12.2

2008	-35.4	2004	15.1

TOP 10 POSITIONS % of Net Assets

Ashmore Group			3.1%

Verisk Analytics Cl. A			2.6

Invesco			2.6

Northern Trust			2.5

Regional Management			2.5

AllianceBernstein Holding L.P.			2.4

SEI Investments			2.2

Jupiter Fund Management			2.1

WisdomTree Investments			2.1

Fair Isaac			2.1

PORTFOLIO INDUSTRY BREAKDOWN % of Net Assets

Capital Markets			58.2%

Insurance			9.9

Diversified Financial Services			6.4

Commercial Banks			4.5

Consumer Finance			4.3

IT Services			3.5

Professional Services			2.6

Software			2.1

Trading Companies & Distributors			2.0

Real Estate Management & Development			1.8

Media			1.8

Closed-End Funds			1.1

Miscellaneous			0.4

Cash and Cash Equivalents			1.4

Manager’s Discussion
It was a very disappointing first half for Royce Financial Services Fund (RFS) on a relative basis. The Fund finished the year-to-date period ended June 30, 2012 with a gain of 8.2%, trailing both its small-cap benchmark, the Russell 2000 Index, which rose 8.5%, and the Russell 2500 Financial Services Index, which climbed an impressive 12.2% for the same period. This was an unsatisfying performance because RFS began the year with a terrific showing in the first quarter and because the portfolio failed to effectively hold its net gains when stock prices began to fall following the first-half small-cap high on March 26.
     A spirited rally started for small-cap stocks following their 2011 low on October 3. The Fund was slow out of the gate in last year’s fourth quarter, up 8.2% and behind both its benchmark (+15.5%) and the Russell 2500’s financial services companies (+14.8%). The first quarter of 2012 saw a welcome reversal of this trend, as RFS climbed 15.4%, ahead of both the Russell 2000, which rose 12.4%, and the financial services component of the Russell 2500, which was up 12.5%. So far so good. However, markets began to struggle following their late March highs. The culprits, as they have been in one form or another for three years running, were fears of European sovereign debt solvency and related concerns about the pace of economic growth both here in the U.S. and in China. The effect these remounting anxieties had on share prices was as predictable as it was unwelcome. We were also chastened by the fact that, while many financial companies weathered the storm well, too many portfolio holdings did not.
     The second quarter was dominated by a market that grew steadily more bearish through the first week of June, with May sustaining the worst losses. Yet during April and May, a period in which the Russell 2000 fell 8.1%, RFS lost 10.1%, and the financial services companies in the Russell 2500 slipped a more modest 4.4%. For the quarter as a whole, the Fund fell 6.2% compared to respective declines of 3.5% and 0.2% for the benchmark and the Russell 2500 Financial Services Index. While we never enjoy giving away an advantage versus a benchmark or related index of stocks, losing an edge during a downturn is especially frustrating considering the disciplined, risk-averse approach that we employ.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

Federated Investors Cl. B	0.59%

Kennedy-Wilson Holdings	0.58

Verisk Analytics Cl. A	0.45

Invesco	0.44

Northern Trust	0.41

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2013. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

44 | The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

     Results over the last full market cycle were a mixed bag, while they were more disappointing over other long-term periods. RFS was up 1.2% from the previous small-cap peak on July 13, 2007 through the most recent peak on April 29, 2011 versus an increase of 6.6% for the Russell 2000 and a loss of 13.5% for the financial services component of the Russell 2500. The Fund outperformed the financial services companies in the Russell 2500 for the five-year and since inception (12/31/03) periods ended June 30, 2012. Our disciplined approach to investing in what we believe are fundamentally strong, conservatively capitalized, and attractively valued financial companies has at times put us out of sync both with the benchmark and the index that tracks the performance of micro-cap, small-cap and mid-cap financial services stocks.
     The portfolio’s overweight in capital markets cut both ways in the first half, housing six of the Fund’s top-ten contributors and seven of its largest detractors. However, the industry did finish the period showing a solid net gain. We remained optimistic about the long-term prospects for asset manager and money market specialist Federated Investors, which we first bought in the portfolio in 2004 and built during the summer and early fall of 2008. New regulations that will affect money market funds are a ‘when,’ not an ‘if,’ but the consensus is that the longer they take to implement, the less draconian they are likely to be. In other words, no news was good news on that front in the first half, which boosted the company’s share price. Top-ten positions Invesco and Northern Trust also posted solid net gains. Invesco is an investment manager catering to high-net-worth individuals and institutions with a great dividend, attractive margins, and increased assets under management. Its share price reached its first-half peak on March 26, but its subsequent slip failed to erase its earlier gains. Shares of financial and banking services company Northern Trust exhibited a similar pattern, hitting their first-half high on April 3. From the real estate management & development group, Kennedy-Wilson holdings saw improvements with earnings and other fundamentals that seemed to make it an attractive buy.
     The Fund’s most significant detractor was Air Lease, which purchases and leases commercial aircraft to airlines worldwide and provides fleet management services. Profits have been solid, but recent earnings were below expectations, which was a factor in the declining price of its shares. We added shares in June. AGF Management is a Canadian mutual fund company that saw its profits blunted by asset outflows, which discouraged investors.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

Air Lease Cl. A	-0.39%

AGF Management Cl. B	-0.23

U.S. Global Investors Cl. A	-0.21

Artio Global Investors Cl. A	-0.20

World Acceptance	-0.18

[1] Net of dividends

ROYCE FINANCIAL SERVICES FUND VS. RUSSELL 2000 AND RUSSELL 2500 FINANCIAL SERVICES Value of $10,000 Invested on 12/31/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets		$15 million

Number of Holdings		85

Turnover Rate		12%

Average Market Capitalization[1]		$1,789 million

Weighted Average P/E Ratio[2,3]		15.9x

Weighted Average P/B Ratio[2]		1.7x

U.S. Investments (% of Net Assets)		69.5%

Non-U.S. Investments (% of Net Assets)		29.1%

Symbol
Service Class		RYFSX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	RFS	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.01	-0.16	-0.08

Standard Deviation	23.72	26.30	23.17

[1] Five years ended 6/30/12. Category Median and Best Quartile Breakpoint based on 30 financial services objective funds (oldest class only) with at least five years of history.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Semiannual Report to Shareholders | 45

Royce Micro-Cap Fund

MICRO-CAP

Micro-Cap Funds generally invest in companies with market capitalizations up to $750 million, using our core investment approach.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			2.61%

One-Year			-12.35

Three-Year			14.51

Five-Year			0.95

10-Year			8.78

15-Year			10.23

20-Year			12.26

Since Inception (12/31/91)			12.32

ANNUAL EXPENSE RATIO

Operating Expenses			1.50%

[1]Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RMC	Year	RMC

2011	-12.1%	2003	52.6%

2010	30.1	2002	-13.4

2009	55.7	2001	23.1

2008	-40.9	2000	16.7

2007	7.1	1999	13.7

2006	22.3	1998	-3.3

2005	11.5	1997	24.7

2004	15.8	1996	15.5

TOP 10 POSITIONS % of Net Assets

GP Strategies			1.4%

Marten Transport			1.3

Anaren			1.3

Drew Industries			1.2

Perry Ellis International			1.2

Global Power Equipment Group			1.2

Universal Stainless & Alloy Products			1.1

Cavco Industries			1.1

Kennedy-Wilson Holdings			1.1

Graham Corporation			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			20.4%

Information Technology			14.5

Materials			14.1

Consumer Discretionary			14.1

Health Care			9.6

Energy			8.4

Financials			6.3

Consumer Staples			3.1

Telecommunication Services			1.5

Utilities			0.1

Miscellaneous			4.0

Cash and Cash Equivalents			3.9

Manager’s Discussion
The diversified portfolio of Royce Micro-Cap Fund (RMC) was up 2.6% for the year-to-date period ended June 30, 2012 compared to gains of 13.0% for its benchmark, the Russell Microcap Index, and 8.5% for the small-cap Russell 2000 Index for the same period. The year started on a slightly more promising note. Following the rally that began off the most recent small-cap low on October 3, 2011, the Fund continued to lag in the bullish first quarter, though it did narrow the gap. RMC was up 12.2% between the beginning of January and the end of March versus respective gains of 15.3% and 12.4% for the Russell micro-cap and small-cap indexes.
    The rally slackened after small-caps reached a first-half high on March 26, for the third straight year thrown off course by the same three worries—sovereign debt in Europe and the pace of economic growth in the U.S. and China. These anxieties drove share prices down through most of the second quarter, with May seeing the largest losses. RMC fell 8.6% in the second quarter, while the Russell Microcap lost 2.0% and the Russell 2000 was off 3.5%. This helped to erode some of the Fund’s recent market cycle advantage, though RMC remained ahead of both indexes from the last micro-cap peak on July 12, 2007 through June 30, 2012, up 2.5% versus a decline of 12.2% for the micro-cap index and a very slim 0.1% gain for the small-cap index. (Please see page 6 for more market cycle results.) For the periods ended June 30, 2012, the Fund was ahead of the Russell Microcap for the five- and 10-year periods, while also beating the Russell 2000 for the five-, 10-, 15-, 20-year, and since inception (12/31/91) periods. (Data for the micro-cap index goes back only as far as 2000.) The Fund’s average annual total return since inception was 12.3%.
     Correlation and a relatively narrow performance range have hindered recent results for equities in general, but RMC’s poor relative performance had less to do with those phenomena and more to do with two other factors. First, two areas that helped to drive the terrific results for the Russell Microcap Index during the first half were areas that the Fund has avoided through its long history: banks and REITs (real estate investment trusts). The former were beaten down to very low valuations during late 2008 and early 2009, but the lack of balance sheet strength and other fundamental factors led us to avoid making any significant investments in the industry. Similarly, REITs often boast attractive yields, which was a key driver of first-half results, but do not offer much else in the way of strong business fundamentals, so we have generally steered clear.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

Kensey Nash	0.42%

GP Strategies	0.40

Perry Ellis International	0.35

Lexicon Pharmaceuticals	0.32

USANA Health Sciences	0.31

[1]Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Fund at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees, and other expenses. Shares of RMC’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

46 | The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

The second, more important reason is that many of those companies in which we have been seeing attractive valuations and excellent potential over the last year fell further out of favor in a market that has been largely indifferent to quality and uninterested in those sectors in which we have seen the most compelling bargains.
     Seven of the 10 Fund’s equity sectors were net contributors to first-half returns, with Health Care leading by a wide margin, followed by Information Technology and Consumer Discretionary. The top gainer for the period was Exton, PA-based biomedical device company Kensey Nash. Its acquisition by a larger Dutch competitor at a healthy premium was announced in early May, which led us to begin selling our stake in earnest. We had been drawn to its attractive niche in absorbable medical devices and its strong balance sheet. Top holding GP Strategies provides customized training services for a wide variety of industries in the U.S. and the U.K. We have long admired both its business and its ability to execute successfully in oft-times challenging markets for its industry. It made several acquisitions over the last few years that helped its business to improve, something increasing numbers of investors began to notice.
     Both the Materials and Energy sectors posted net losses. We still hold a favorable view of the long-term prospects for both areas, though recent disappointments have been frustrating. Commodity-based businesses are often among the most volatile, which is one reason why we prefer the relative safety of energy services businesses. Yet neither the metals & mining group nor the energy equipment & services industry offered Fund investors much in the way of defense or high stock prices through the market’s recent attempts to make sense of global economic uncertainty, which included sluggish oil and natural gas prices and flattish gold and silver prices. Lamprell remains a leader in the repair and refurbishment of drilling rigs, but has endured issues with suppliers in its more recent efforts to enter the rig construction business. More seriously, its share price fell dramatically in May when the company issued a profit warning on the heels of insider selling that had followed a series of investor meetings which were initially seen as encouraging. Our thought was that this well-run business could learn from these missteps and recover. E-learning services business ChinaCast Education, a U.S.-listed company did not inspire similar confidence after disputes among Board members resulted in a hostile proxy battle. The resulting disarray prompted us to exit our position.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

Lamprell	-0.49%

ChinaCast Education	-0.47

Richmont Mines	-0.42

Olympic Steel	-0.28

Dawson Geophysical	-0.26

[1] Net of dividends

ROYCE MICRO-CAP FUND VS. RUSSELL MICROCAP AND RUSSELL 2000 Value of $10,000 Invested on 6/30/00 (Russell Microcap Inception)

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets		$1,122 million

Number of Holdings		218

Turnover Rate		9%

Average Market Capitalization[1]		$348 million

Weighted Average P/E Ratio[2,3]		13.5x

Weighted Average P/B Ratio[2]		1.4x

U.S. Investments (% of Net Assets)		66.0%

Non-U.S. Investments (% of Net Assets)		30.1%

Symbol
Investment Class		RYOTX
Service Class		RMCFX
Consultant Class		RYMCX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (20% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	RMC	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.13	0.09	0.13

Standard Deviation	24.32	25.18	24.45

[1] Five years ended 6/30/12. Category Median and Best Quartile Breakpoint based on 28 micro-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RMC	0.95%	24.32	0.04

Russell Microcap	-2.19	25.95	-0.08

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Semiannual Report to Shareholders | 47

Royce Micro-Cap Discovery Fund Formerly Royce Discovery Fund

MICRO-CAP

Micro-Cap Funds generally invest in companies with market capitalizations up to $750 million, using our core investment approach.

AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/12

Jan-June 2012[1]			0.00%

One-Year			-4.78

Three-Year			10.47

Five-Year			-2.62

Since Inception (10/3/03)			4.24

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.99%

Net Operating Expenses			1.49

[1]Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDF	Year	RDF

2011	-2.2%	2007	-7.4%

2010	19.6	2006	16.8

2009	25.9	2005	7.6

2008	-35.1	2004	13.3

TOP 10 POSITIONS % of Net Assets

Computer Task Group			2.1%

Horsehead Holding Corporation			1.8

Materion Corporation			1.7

Presidential Life			1.7

Shoe Carnival			1.6

Stage Stores			1.6

Hi-Tech Pharmacal			1.6

Universal Stainless & Alloy Products			1.5

Miller Industries			1.5

Fushi Copperweld			1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			21.5%

Consumer Discretionary			18.1

Industrials			15.2

Materials			11.3

Health Care			7.9

Financials			6.4

Energy			6.3

Miscellaneous			4.3

Cash and Cash Equivalents			9.0

Managers’ Discussion
Royce Micro-Cap Discovery Fund (RDF), formerly Royce Discovery Fund, was flat (+0.0%) for the year-to-date period ended June 30, 2012, compared to gains of 13.0% for its benchmark, the Russell Microcap Index, and 8.5% for the small-cap Russell 2000 Index for the same period. Following the rally that began off the most recent small-cap low on October 3, 2011, the Fund continued to lag in the bullish first quarter, though it did so with a strong absolute showing. RDF was up 10.9% between the beginning of January and the end of March versus respective gains of 15.3% and 12.4% for Russell’s micro-cap and small-cap indexes. The rally slackened after small-caps reached a first-half high on March 26, thrown off course for the third straight year by the same trio of worries—sovereign debt in Europe and the pace of economic growth in the U.S. and China. These anxieties drove share prices down through most of the second quarter, with May seeing the largest losses. RDF fell 9.9% in the second quarter, while the Russell Microcap lost 2.0%, and the Russell 2000 was off 3.5%.
    Longer-term results were somewhat better. The Fund outpaced its benchmark for the since inception (10/3/03) period ended June 30, 2012. It is also worth pointing out that RDF outperformed the Russell Microcap in 93% of all monthly rolling five-year return periods between October 31, 2008 and June 30, 2012, a mostly bearish time span.
     Correlation and a relatively narrow performance range have hindered recent results for many equities, but RDF’s poor relative performance had less to do with those phenomena and more to do with two other factors. First, two areas that helped to drive the terrific results for the Russell Microcap Index during the first half were areas that the Fund has historically avoided: banks and REITs (real estate investment trusts). The former were beaten down to very low valuations during late 2008 and early 2009, but the lack of balance sheet strength and other fundamental factors led us to avoid making any significant investments in the industry. Similarly, REITs often boast attractive yields, which was a key driver of first-half results, but do not offer much else in the way of strong business fundamentals, so we have generally steered clear. The second, more important reason is that many of those companies in which we have been seeing attractive valuations and excellent

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

Kensey Nash	0.60%

SciClone Pharmaceuticals	0.47

Obagi Medical Products	0.42

Metropolitan Health Networks	0.41

Intersections	0.40

[1]Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Discovery Fund at 6/29/12 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expense ratio at or below 1.49% through April 30, 2013 and at or below 1.99% through April 30, 2022. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

48 | The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

potential over the last year fell further out of favor in a market that has been largely indifferent to quality and uninterested in those sectors in which the most compelling bargains have most recently been found.
     Since August 2010, the Fund’s selection process entails its portfolio managers evaluating the purchase and sale recommendations of its proprietary model, which uses both quantitative and qualitative portfolio analysis, before investment decisions are implemented. Both the model and the Fund’s portfolio managers focus on factors such as balance sheet quality, cash flow levels and various other measures of a company’s profitability. We believe that integrating our portfolio managers’ analysis before implementation of the model’s investment recommendations should enhance the investment decision-making process for the Fund.
     At the end of the semiannual period, five of the Fund’s eight equity sectors were in positive territory, with Health Care leading by a hefty margin, followed by Industrials. At the industry level, several groups made positive contributions, with electrical equipment, health care equipment & supplies, pharmaceuticals, leisure equipment & products, and health care providers & services among the leaders through the end of June. The Materials, Information Technology, and Financials sectors all detracted from first-half results. In Materials, the metals & mining industry posted a sizable net loss, which was slightly mitigated by net gains from that same sector’s chemicals industry. RDF ended the semiannual period with 95 holdings, down from 101 at the end of 2011. Information Technology, Consumer Discretionary, and Industrials remained the Fund’s largest sector weightings.
     Canadian gold producer Richmont Mines was the top detractor from performance in the first half. The company’s CEO resigned in February and the firm recently announced revised reserve and resource guidance on several mines, which has pressured annual production estimates. We added shares between April and June. The Fund’s top detractor in 2011, Amtech Systems builds and installs capital equipment and other items used in the manufacture of wafers, primarily for the solar and semiconductor industries. It continues to be hampered by tough times for its industries, especially with demand for solar flat-lining. We liked its low-debt balance sheet and attractive niche in businesses that we still think offer strong long-term growth potential.
     Exton, PA-based biomedical device company Kensey Nash was the Fund’s top contributor for the period. Its acquisition by a larger Dutch competitor at a healthy premium was announced in early May, which led us to complete the sale of our position in the portfolio. SciClone Pharmaceuticals provides therapies that treat cancer, hepatitis, and other diseases. In early May, the announcement of better-than-expected results helped its stock price to stay healthy.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

Richmont Mines	-0.91%

Amtech Systems	-0.68

Dynamics Research	-0.65

Metalico	-0.56

Revett Minerals	-0.34

[1] Net of dividends

ROYCE MICRO-CAP DISCOVERY FUND VS. RUSSELL MICROCAP Value of $10,000 Invested on 10/3/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets		$4 million

Number of Holdings		95

Turnover Rate		36%

Average Market Capitalization[1]		$368 million

Weighted Average P/E Ratio[2,3]		11.7x

Weighted Average P/B Ratio[2]		1.2x

U.S. Investments (% of Net Assets)		81.1%

Non-U.S. Investments (% of Net Assets)		9.9%

Symbol
Service Class		RYDFX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	RDF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	-0.02	0.09	0.13

Standard Deviation	24.06	25.18	24.45

[1] Five years ended 6/30/12. Category Median and Best Quartile Breakpoint based on 28 micro-cap objective funds (oldest class only) with at least five years of history.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Semiannual Report to Shareholders | 49

Royce SMid-Cap Value Fund

MID-CAP

Mid-Cap Funds generally invest in mid-cap companies with market capitalizations from $2.5 billion to $15 billion, or smid-cap companies with market caps from $750 million to $10 billion.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			2.67%

One-Year			-13.37

Three-Year			11.65

Since Inception (9/28/07)			0.90

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.95%

Net Operating Expenses			1.35

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSV	Year	RSV

2011	-11.6%	2009	28.7%

2010	26.0	2008	-29.3

TOP 10 POSITIONS % of Net Assets

Analog Devices			3.5%

International Rectifier			3.4

Semperit AG Holding			3.3

Globe Specialty Metals			3.2

C&J Energy Services			2.9

Valmont Industries			2.8

Autoliv			2.7

Ashmore Group			2.7

Reliance Steel & Aluminum			2.6

Westlake Chemical			2.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Materials			18.0%

Information Technology			17.5

Industrials			14.3

Energy			10.0

Financials			9.7

Consumer Discretionary			9.6

Health Care			4.4

Consumer Staples			0.7

Cash and Cash Equivalents			15.8

Managers’ Discussion
Seemingly stuck in a cycle of anemic organic growth periodically bolstered by central bank intervention, equity markets in the first half of 2012 exhibited characteristics reminiscent of the comparable periods in each of the prior two years. The U.S. economy once again rang in the new year with residual strength, this time from the prior year’s Operation Twist orchestrated by the Fed, only to be met with yet another mid-year lull brought on primarily by external factors. The omnipresent woes in the European Union flared up once more, with funding troubles in two larger economies—Spain and Italy—leading to a sharp dip in their overall economy. China’s growth rate also decelerated notably, prompting actions by their monetary authorities to revive economic activity, but with little noticeable effect through the end of June. So what began with a very robust first quarter for equities quickly turned negative in the second, as investors adjusted for the renewed uncertainty that inevitably lay ahead.
      Royce SMid-Cap Value Fund (RSV), with its mandate to explore the larger reaches of the smaller company universe, posted a modest absolute return for the period, though it failed to keep pace with its small-cap and mid-cap benchmark, the Russell 2500 Index. Interesting to note is that the smid-cap sector slightly underperformed both the large- and small-cap segments in the year’s first half, perhaps owing mostly to underperformance in the year’s difficult second quarter. For the year-to-date period ended June 30, 2012, RSV gained 2.7%, trailing the Russell 2500, which gained 8.3%.
      RSV made a very impressive showing in 2012’s first quarter, rising 15.2% and easily surpassing the 13.0% advance for the Russell 2500. The second quarter was more challenging, as the Fund fell 10.9%, compared to the more modest drop of 4.1% for the index. Launched on September 28, 2007, on the eve of the financial crisis, RSV has seen its share of market volatility and a seemingly continuous tension between specific company fundamentals and the constant stream of macroeconomic risks vying for investor attention. Now approaching its fifth anniversary, the Fund has experienced ample market and economic instability. Throughout this time period, RSV has stayed true to its investment mandate to invest in well-capitalized, high-quality businesses that we believe are mispriced in the marketplace.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

Westlake Chemical	1.20%

Valmont Industries	0.64

Stella-Jones	0.62

Lincoln Electric Holdings	0.50

Veeco Instruments	0.50

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses at or below 1.35% through April 30, 2013. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

50 | The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

     Performance in the first half of 2012 was mostly positive from a sector standpoint, with only one of the Fund’s eight equity sectors meaningfully detracting from returns. Leading the list of positive contributors was the Materials sector, followed by Industrials, Information Technology, and Consumer Discretionary. Energy was the notable detractor, as both oil and natural gas prices fell in the first half, hurting the underlying companies engaged in their extraction. Consumer Staples was also in negative territory, though only slightly. Results were largely consistent at the industry level, with energy equipment & services being the portfolio’s most notable trouble spot. Metals & mining companies and the computers & peripherals group rounded out the bottom three industry group performers. On the positive side, chemicals was a bright spot, leading all industry groups, followed by semiconductors & semiconductor equipment stocks and machinery companies.
     Two top-10 positions were also the Fund’s top contributors during the first half. Westlake Chemical manufactures basic chemicals, vinyls, polymers, and fabricated building products. It also makes plastics and high-end plastic films used to wrap food. Low natural gas prices gave it a significant cost advantage, as the company uses gas as a primary feedstock for plastic manufacture. We like this founder-controlled business for its conservative and intelligent management and think its ongoing prospects remain more than solid. Valmont Industries, makes fabricated metal products, pole and tower structures, and mechanized irrigation systems. Its galvanized steel electric utility poles business boomed as it won a number of large bids for projects.
     Not surprisingly, three of the Fund’s five largest detractors hailed from the Energy sector. We have long been attracted to Trican Well Service by its growing business, talented management, and pristine balance sheet. The company provides specialized equipment and services for drilling, completion and reworking oil and gas wells. As its stock price fell alongside the commodities, we increased our stake, confident that an improved energy market will rekindle investor interest. We hold a similar view of Helmerich & Payne, whose shares also struggled in the period. The company is one the of the largest land drillers in the U.S. and also provides contract drilling for oil and gas wells in the Gulf of Mexico and South America. Its business has slowed, which, along with lower energy prices, led investors away from the stock. We think the issues are temporary and it is well positioned to benefit from an inevitably resurgent energy market. We increased our stake in C&J Energy Services, which provides hydraulic fracturing, coiled tubing, and pressure pumping services to oil and natural gas exploration and production companies.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

Trican Well Service	-0.85%

Helmerich & Payne	-0.56

C&J Energy Services	-0.44

Silver Standard Resources	-0.33

SanDisk Corporation	-0.25

[1] Net of dividends

ROYCE SMID-CAP VALUE FUND VS. RUSSELL 2500 Value of $10,000 Invested on 9/28/07

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets		$11 million

Number of Holdings		47

Turnover Rate		23%

Average Market Capitalization[1]		$2,663 million

Weighted Average P/E Ratio[2,3]		12.0x

Weighted Average P/B Ratio[2]		1.8x

U.S. Investments (% of Net Assets)		56.1%

Non-U.S. Investments (% of Net Assets)		28.1%

Symbol
Service Class		RMVSX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	RSV	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.61	0.90	1.01

Standard Deviation	21.57	19.38	18.17

[1] Three years ended 6/30/12. Category Median and Best Quartile Breakpoint based on 403 mid-cap objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 6/30/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RSV	11.65%	21.57	0.54

Russell 2500	19.06	20.60	0.93

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2012 Semiannual Report to Shareholders | 51

Royce Mid-Cap Fund

MID-CAP

Mid-Cap Funds generally invest in mid-cap companies with market capitalizations from $2.5 billion to $15 billion, or smid-cap companies with market caps from $750 million to $10 billion.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			-0.75%

One-Year			-13.19

Since Inception (12/31/09)			3.79

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.34%

Net Operating Expenses			1.35

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RMM	Year	RMM

2011	-6.8%	2010	18.6%

TOP 10 POSITIONS % of Net Assets

Analog Devices			3.6%

Staples			3.4

Reliance Steel & Aluminum			3.2

Agrium			3.1

LSI Corporation			3.1

Allegheny Technologies			3.1

Teradyne			3.0

Affiliated Managers Group			2.8

Western Digital			2.7

Lam Research			2.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Materials			19.0%

Information Technology			18.7

Consumer Discretionary			14.5

Financials			11.2

Industrials			10.8

Health Care			10.8

Energy			9.0

Miscellaneous			0.5

Cash and Cash Equivalents			5.5

Managers’ Discussion
From a market standpoint, the first half of 2012 exhibited many of the same performance characteristics as the comparable periods in 2011 and 2010. Early gains gave way to yet another sharp correction as investors weighed the diminishing impact of the Fed’s Operation Twist launched in the second half of 2011 with renewed fears about the ever-present sovereign debt crisis in Europe and a sharp deceleration of growth in the world’s emerging economies, particularly China and Brazil. Royce Mid-Cap Fund (RMM) struggled on both and absolute and relative basis in this volatile environment for equities. RMM fell 0.8% for the year-to-date period ended June 30, 2012, trailing its benchmark, the Russell Midcap index, which rose 8.0% over the same period.
     RMM’s selection universe incorporates companies ranging from $2.5 billion to $15 billion in market capitalization. While above the threshold for the bulk of our Funds, investing in this segment allows our portfolio managers to extend the use of our institutional knowledge of companies as they grow out of our traditional capitalization range. This space also includes many larger-cap companies that have produced disappointing financial results or that have fallen out of favor with investors and seen a resulting drop in their market values, which often provided interesting opportunities for our contrarian and long-term approach to security selection.
     RMM largely kept pace in the dynamic first quarter of 2012, advancing 11.7%, compared to its mid-cap benchmark, which rose 12.9%. In the more challenging second quarter that experienced a meaningful correction in April and May followed by a modest rebound in June, RMM fell 11.2% versus a drop of 4.4% for the index. Spain and Italy joined the ranks of European countries seeking some sort of debt relief and then, for the third year in a row, investors took flight from equities. Mid-cap stocks finished the first half modestly trailing other asset classes in the year-to-date period, which was characterized by continued flows out of equities and into bonds. Now in its third year of operation, RMM is still working to catch up to its benchmark following a slow start in early 2010.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

Agrium	0.78%

CA	0.60

Chico’s FAS	0.41

Regal-Beloit	0.34

Biogen Idec	0.34

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio at or below 1.35% through April 30, 2013 and 1.99% through April 30, 2022. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

52 | The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

     Three of the Fund’s eight equity sectors generated positive performance for the first half of 2012, led by Health Care and Financials, which benefited from investors’ growing propensity for yield and earnings stability. Consumer Discretionary was the other positive contributor. Holdings in this sector saw net gains in part from strong underlying trends in the auto components industry. The most challenging sectors from a performance standpoint were those most negatively affected by the broad correction in commodity prices in the first half. The Energy sector was the biggest detractor, as both natural gas and oil prices dropped in reaction to a weakening global economy. Positions in the Materials sector also hurt the Fund in this period of falling inflationary expectations. A similar story was evident at the industry level, as results from the metals & mining group and the energy equipment & services industry hurt results. Net gains were achieved more broadly, with capital markets, chemicals, and software companies all contributing.
     Agrium was the leading individual gainer in RMM in the first half of 2012. The company is a global supplier of fertilizer products, such as nitrogen, potash, and phosphate, and also provides seeds and crop protection chemicals. Agrium has assembled a unique and valuable asset base that would be very challenging to replicate. The company benefited from broad-based demand in its end markets that lifted its stock and gave us increased confidence in our long-term thesis on its prospects. CA, a leading IT management software and solutions company, won favor early in the year with a new capital allocation plan that increased both the annual dividend payment and the share buyback program already in place at the company. While confident that CA will remain a defensible stock in a challenging economic environment, we used the strength to reduce our position.
     Allegheny Technologies held the top spot among positions that detracted from returns. This manufacturer of specialty metals and alloys with significant exposure to the aerospace industry struggled as demand for its products slowed due to economic challenges in Europe and China. Allegheny is also one of the few North American producers of stainless steel that saw a weaker pricing environment due to global overcapacity. We have long been attracted to Trican Well Service by its growing business, talented management, and pristine balance sheet. The company provides specialized equipment and services for drilling, completion, and reworking oil and gas wells. Although its stock price fell alongside its peers, we remain confident that an improved energy market will rekindle investor interest in this well-positioned company. After buying shares in February and April, we began reducing our position in flash memory storage device maker SanDisk in June. The company had looked poised to benefit from the proliferation of tablets and mobile devices, but increasing price declines in its industry—mostly the result of undisciplined competitors in its marketplace—have hampered recent results.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

Allegheny Technologies	-1.11%

Trican Well Service	-0.93

SanDisk Corporation	-0.86

Helmerich & Payne	-0.55

Gardner Denver	-0.45

[1] Net of dividends

ROYCE MID-CAP FUND VS. RUSSELL MIDCAP Value of $10,000 Invested on 12/31/09

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$5 million

Number of Holdings	53

Turnover Rate	26%

Average Market Capitalization[1]	$4,926 million

Weighted Average P/E Ratio[2,3]	12.7x

Weighted Average P/B Ratio[2]	1.9x

U.S. Investments (% of Net Assets)	72.3%

Non-U.S. Investments (% of Net Assets)	22.2%

Symbol
Service Class	RMIDX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/12).

The Royce Funds 2012 Semiannual Report to Shareholders | 53

Schedules of Investments

Royce Pennsylvania Mutual Fund

	SHARES	VALUE

COMMON STOCKS – 98.1%

Consumer Discretionary – 15.3%
Auto Components - 1.6%
China XD Plastics [1,2]	231,300	$1,059,354
Dorman Products [2]	1,278,546	32,078,719
Drew Industries [2]	864,088	24,064,851
Gentex Corporation	43,000	897,410
Spartan Motors	109,000	571,160
Strattec Security	150,000	3,156,000
Superior Industries International	488,000	7,988,560
WABCO Holdings [2]	494,200	26,158,006

		95,974,060

Automobiles - 0.6%
Thor Industries	658,750	18,056,338
Winnebago Industries [2,3]	1,504,450	15,330,345

		33,386,683

Distributors - 0.5%
LKQ Corporation [2]	52,100	1,740,140
Pool Corporation	261,400	10,576,244
Weyco Group [3]	590,500	13,687,790

		26,004,174

Diversified Consumer Services - 0.9%
ChinaCast Education [2]	116,043	75,428
Corinthian Colleges [2]	100,000	289,000
Lincoln Educational Services	288,000	1,872,000
Sotheby’s	1,210,608	40,385,883
Steiner Leisure [2]	16,594	770,128
Universal Technical Institute	824,114	11,133,780

		54,526,219

Hotels, Restaurants & Leisure - 0.2%
Benihana	191,000	3,077,010
CEC Entertainment	140,600	5,113,622
International Speedway Cl. A	48,781	1,277,087

		9,467,719

Household Durables - 2.5%
Desarrolladora Homex ADR [1,2]	292,400	4,502,960
Ethan Allen Interiors [3]	1,623,910	32,364,526
Furniture Brands International [1,2]	1,029,400	1,276,456
Harman International Industries	401,900	15,915,240
La-Z-Boy [2]	907,300	11,150,717
Mohawk Industries [2]	434,900	30,369,067
Natuzzi ADR [2]	2,096,300	5,094,009
NVR [2]	44,851	38,123,350
Skullcandy [1,2]	163,200	2,309,280
Skyline Corporation [1,2]	183,400	931,672
Stanley Furniture [2,3]	912,235	3,639,818

		145,677,095

Internet & Catalog Retail - 0.0%
NutriSystem	65,100	752,556

Leisure Equipment & Products - 0.2%
Callaway Golf	250,000	1,477,500
Leapfrog Enterprises Cl. A [2]	122,800	1,259,928
Polaris Industries	129,000	9,220,920
Sturm, Ruger & Co.	35,850	1,439,377

		13,397,725

Media - 1.2%
† Acquity Group ADR [1,2]	36,000	354,600
DreamWorks Animation SKG Cl. A [1,2]	746,800	14,234,008
Global Sources [2]	150,855	995,643
Morningstar	634,800	36,716,832
Rentrak Corporation [2]	64,746	1,337,005
Scholastic Corporation	393,000	11,066,880
World Wrestling Entertainment Cl. A	672,307	5,257,441

		69,962,409

Multiline Retail - 0.0%
Tuesday Morning [2]	370,000	1,587,300

Specialty Retail - 5.2%
American Eagle Outfitters	1,077,591	21,260,871
America’s Car-Mart [2,3]	476,600	18,515,910
Ascena Retail Group [2]	2,194,474	40,861,106
Buckle (The)	733,942	29,042,085
Cato Corporation (The) Cl. A	1,400,802	42,668,429
GameStop Corporation Cl. A	1,071,000	19,663,560
Guess?	921,814	27,995,491
Jos. A. Bank Clothiers [2]	719,579	30,553,324
Le Chateau Cl. A [2]	886,300	1,044,652
Men’s Wearhouse (The)	219,467	6,175,801
Penske Automotive Group	389,200	8,266,608
Pier 1 Imports	1,210,400	19,886,872
Shoe Carnival [3]	1,311,398	28,181,943
Stein Mart [2]	742,152	5,900,108
Urban Outfitters [2]	150,000	4,138,500
Wet Seal (The) Cl. A [2]	385,000	1,216,600

		305,371,860

Textiles, Apparel & Luxury Goods - 2.4%
Barry (R.G.)	198,969	2,703,989
Carter’s [2]	153,300	8,063,580
Columbia Sportswear	375,261	20,121,495
Deckers Outdoor [1,2]	113,900	5,012,739
G-III Apparel Group [2]	650,623	15,413,259
Gildan Activewear	239,000	6,577,280
K-Swiss Cl. A [1,2]	654,450	2,015,706
Maidenform Brands [2]	969,807	19,318,555
Movado Group	50,000	1,251,000
Steven Madden [2]	466,106	14,798,865
True Religion Apparel	416,100	12,058,578
† Vera Bradley [1,2]	237,300	5,002,284
Warnaco Group (The) [2]	500,500	21,311,290
Wolverine World Wide	155,700	6,038,046

		139,686,666

Total (Cost $759,761,684)		895,794,466

Consumer Staples – 1.7%
Food & Staples Retailing - 0.0%
Village Super Market Cl. A	57,809	1,883,417

54 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE

Consumer Staples (continued)
Food Products - 0.6%
Calavo Growers	43,700	$1,117,846
Cal-Maine Foods	252,321	9,865,751
Darling International [2]	20,000	329,800
Industrias Bachoco ADR	103,886	2,280,298
Sanderson Farms	366,900	16,811,358
Westway Group	368,500	2,207,315

		32,612,368

Household Products - 0.1%
Harbinger Group [1,2]	1,009,600	7,864,784

Personal Products - 1.0%
Inter Parfums	1,246,871	21,533,462
Nu Skin Enterprises Cl. A	625,400	29,331,260
Nutraceutical International [2]	312,500	4,765,625
Schiff Nutrition International Cl. A [2]	43,385	778,761

		56,409,108

Total (Cost $66,232,706)		98,769,677

Energy – 7.0%
Energy Equipment & Services - 6.0%
Atwood Oceanics [2]	243,788	9,224,938
† C&J Energy Services [1,2]	301,177	5,571,774
CARBO Ceramics	277,300	21,277,229
Ensign Energy Services	1,710,100	23,515,765
Exterran Holdings [1,2]	951,700	12,134,175
Geodrill [2]	497,300	1,050,187
Helmerich & Payne	1,150,739	50,034,132
ION Geophysical [2]	816,700	5,382,053
Lufkin Industries	167,600	9,104,032
Matrix Service [2]	1,298,343	14,736,193
Oil States International [2]	704,415	46,632,273
Pason Systems	2,300,100	33,617,019
Patterson-UTI Energy	419,800	6,112,288
Rowan Companies [2]	14,000	452,620
RPC	1,280,475	15,224,848
SEACOR Holdings [2]	267,200	23,882,336
ShawCor Cl. A	280,800	10,163,520
Tidewater	51,000	2,364,360
Trican Well Service	1,442,700	16,650,354
Unit Corporation [2]	1,064,643	39,274,680
Willbros Group [2]	230,800	1,490,968

		347,895,744

Oil, Gas & Consumable Fuels - 1.0%
Cimarex Energy	405,508	22,351,601
Energen Corporation	269,698	12,171,471
Gastar Exploration [2]	175,000	337,750
SM Energy	229,100	11,251,101
Sprott Resource [2]	2,957,400	11,532,144
VAALCO Energy [2]	239,600	2,067,748

		59,711,815

Total (Cost $295,071,616)		407,607,559

Financials – 11.3%
Capital Markets - 5.3%
Affiliated Managers Group [2]	264,265	28,923,804
AGF Management Cl. B	846,600	9,363,241
AllianceBernstein Holding L.P.	1,595,850	20,251,336
Artio Global Investors Cl. A	1,397,300	4,890,550
Cohen & Steers	949,970	32,783,465
Cowen Group Cl. A [2]	2,152,377	5,725,323
Diamond Hill Investment Group	85,021	6,656,294
Duff & Phelps Cl. A	90,000	1,305,000
Edelman Financial Group (The)	319,476	2,779,441
FBR & Co. [2]	8,005	22,174
Federated Investors Cl. B	1,995,655	43,605,062
† Financial Engines [1,2]	97,000	2,080,650
GAMCO Investors Cl. A	145,200	6,445,428
GFI Group	580,000	2,064,800
INTL FCStone [2]	83,617	1,617,989
Janus Capital Group	650,000	5,083,000
Jefferies Group	985,200	12,797,748
Knight Capital Group Cl. A [2]	392,148	4,682,247
Lazard Cl. A	1,048,300	27,245,317
Manning & Napier	677,292	9,637,865
MVC Capital	223,600	2,895,620
Oppenheimer Holdings Cl. A	25,000	393,000
SEI Investments	1,955,800	38,900,862
Sprott	403,900	1,963,761
Waddell & Reed Financial Cl. A	862,027	26,102,178
Westwood Holdings Group	359,735	13,403,726

		311,619,881

Commercial Banks - 0.1%
City Holding Company	255,459	8,606,414

Consumer Finance - 0.1%
World Acceptance [2]	50,000	3,290,000

Diversified Financial Services - 0.6%
Interactive Brokers Group	788,600	11,608,192
Leucadia National	300,000	6,381,000
MSCI Cl. A [2]	229,500	7,807,590
PICO Holdings [2]	487,400	10,922,634

		36,719,416

Insurance - 4.5%
Alleghany Corporation [2]	13,600	4,620,600
Allied World Assurance Company Holdings	223,310	17,746,446
Alterra Capital Holdings	457,431	10,681,014
Aspen Insurance Holdings	597,973	17,281,420
Baldwin & Lyons Cl. B	306,000	7,111,440
Brown & Brown	806,300	21,987,801
E-L Financial	40,980	16,704,351
Enstar Group [2]	158,300	15,662,202
Erie Indemnity Cl. A	416,880	29,852,777
Fidelity National Financial Cl. A	545,000	10,496,700
Gallagher (Arthur J.) & Co.	611,100	21,431,277
Greenlight Capital Re Cl. A [2]	308,500	7,842,070
HCC Insurance Holdings	77,403	2,430,454
Meadowbrook Insurance Group	1,123,211	9,873,025
Montpelier Re Holdings	153,668	3,271,592
ProAssurance Corporation	276,154	24,602,560
Reinsurance Group of America	523,905	27,876,985

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 55

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

Financials (continued)
Insurance (continued)
RLI	65,231	$4,448,754
StanCorp Financial Group	172,004	6,391,668
Stewart Information Services	116,600	1,789,810
Validus Holdings	25,756	824,964

		262,927,910

Real Estate Management & Development - 0.5%
E-House China Holdings ADR	304,200	1,673,100
Forestar Group [2]	50,000	640,500
Jones Lang LaSalle	322,000	22,659,140
Tejon Ranch [2]	111,624	3,194,679

		28,167,419

Thrifts & Mortgage Finance - 0.2%
BofI Holding [2]	112,100	2,215,096
Doral Financial [2]	214,600	321,900
Genworth MI Canada	561,700	10,173,606

		12,710,602

Total (Cost $667,794,311)		664,041,642

Health Care – 7.3%
Biotechnology - 0.1%
Emergent Biosolutions [2]	10,000	151,500
Lexicon Pharmaceuticals [1,2]	1,522,400	3,425,400
Myriad Genetics [2]	37,000	879,490
3SBio ADR [1,2]	82,200	1,122,030

		5,578,420

Health Care Equipment & Supplies - 1.8%
CryoLife [2]	124,427	650,753
Exactech [2]	115,900	1,943,643
Hill-Rom Holdings	24,500	755,825
ICU Medical [2]	25,376	1,354,571
IDEXX Laboratories [1,2]	504,099	48,459,037
Invacare Corporation	136,800	2,110,824
Medical Action Industries [2]	304,262	1,058,832
Merit Medical Systems [2]	534,586	7,382,633
STERIS Corporation	577,600	18,119,312
SurModics [2]	346,900	6,001,370
Teleflex	60,000	3,654,600
Thoratec Corporation [2]	366,600	12,310,428
Young Innovations	111,350	3,840,461

		107,642,289

Health Care Providers & Services - 2.8%
Almost Family [1,2]	34,147	762,844
Chemed Corporation	453,887	27,432,930
Cross Country Healthcare [2]	240,700	1,051,859
HealthSouth Corporation [2]	915,000	21,282,900
Hooper Holmes [2]	2,392,970	1,368,061
Landauer	291,424	16,707,338
Lincare Holdings	498,750	16,967,475
Magellan Health Services [2]	253,222	11,478,553
MEDNAX [2]	353,602	24,235,881
Owens & Minor	654,000	20,032,020
U.S. Physical Therapy [3]	813,706	20,692,544
VCA Antech [2]	48,683	1,070,052

		163,082,457

Life Sciences Tools & Services - 2.0%
Bio-Rad Laboratories Cl. A [2]	90,512	9,052,105
Covance [2]	340,000	16,269,000
Furiex Pharmaceuticals [2]	43,625	913,944
ICON ADR [2]	511,123	11,515,601
Mettler-Toledo International [2]	206,200	32,136,270
PAREXEL International [2]	270,000	7,622,100
PerkinElmer	1,018,020	26,264,916
Techne Corporation	174,300	12,933,060

		116,706,996

Pharmaceuticals - 0.6%
Endo Health Solutions [2]	307,500	9,526,350
Hi-Tech Pharmacal [2]	530,400	17,184,960
Obagi Medical Products [2]	634,535	9,689,350

		36,400,660

Total (Cost $327,455,160)		429,410,822

Industrials – 25.5%
Aerospace & Defense - 1.8%
Astronics Corporation [2]	65,883	1,860,536
Ceradyne	75,000	1,923,750
CPI Aerostructures [2]	99,665	1,096,315
Cubic Corporation	446,587	21,471,903
Curtiss-Wright	255,620	7,937,001
HEICO Corporation	975,428	38,548,915
HEICO Corporation Cl. A	151,952	4,901,972
Kratos Defense & Security Solutions [1,2]	95,578	558,175
Teledyne Technologies [2]	437,494	26,971,505

		105,270,072

Air Freight & Logistics - 1.0%
Forward Air	869,900	28,071,673
Hub Group Cl. A [2]	247,500	8,959,500
Pacer International [2]	792,040	4,292,857
UTi Worldwide	1,279,900	18,699,339

		60,023,369

Airlines - 0.0%
Spirit Airlines [2]	63,800	1,241,548

Building Products - 2.1%
AAON	1,150,650	21,689,753
Ameresco Cl. A [2]	173,700	2,072,241
American Woodmark [2]	645,774	11,042,735
Apogee Enterprises	114,569	1,841,124
Armstrong World Industries	379,300	18,646,388
Gibraltar Industries [2]	615,120	6,384,946
Insteel Industries	233,708	2,605,844
Owens Corning [2]	850,700	24,278,978
Quanex Building Products	30,000	536,400
Simpson Manufacturing	984,600	29,055,546
WaterFurnace Renewable Energy	110,900	1,770,086

		119,924,041

56 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE

Industrials (continued)
Commercial Services & Supplies - 2.8%
Brink’s Company (The)	1,277,085	$29,602,830
Cintas Corporation	531,100	20,505,771
Copart [2]	1,260,012	29,849,684
Healthcare Services Group	652,275	12,641,090
Mine Safety Appliances	332,100	13,363,704
Ritchie Bros. Auctioneers	1,726,900	36,696,625
Steelcase Cl. A	100,000	903,000
Team [2]	320,490	9,992,878
Tetra Tech [2]	141,300	3,685,104
TMS International Cl. A [2]	204,500	2,038,865
Viad Corporation	203,666	4,073,320

		163,352,871

Construction & Engineering - 1.4%
Baker (Michael) [2]	163,100	4,255,279
Chicago Bridge & Iron	23,000	873,080
Comfort Systems USA	619,484	6,207,230
EMCOR Group	1,131,840	31,487,789
Jacobs Engineering Group [2]	95,500	3,615,630
KBR	1,030,300	25,458,713
Layne Christensen [1,2]	141,300	2,923,497
Pike Electric [2]	237,915	1,836,704
Sterling Construction [2]	274,671	2,807,137

		79,465,059

Electrical Equipment - 2.5%
AZZ	408,044	24,996,775
Brady Corporation Cl. A	481,900	13,257,069
Encore Wire	361,579	9,683,086
EnerSys [2]	53,000	1,858,710
Franklin Electric	636,500	32,544,245
Fushi Copperweld [2]	193,204	1,678,943
Global Power Equipment Group	545,205	11,907,277
GrafTech International [2]	2,158,206	20,826,688
Hubbell Cl. B	10,500	818,370
Jinpan International [1]	161,183	1,308,806
Powell Industries [2]	345,000	12,889,200
Preformed Line Products [3]	291,088	16,856,906

		148,626,075

Industrial Conglomerates - 0.5%
Raven Industries	407,135	28,332,525

Machinery - 7.5%
Astec Industries [2]	36,024	1,105,216
Briggs & Stratton	252,600	4,417,974
Cascade Corporation	255,608	12,026,356
Chart Industries [2]	19,500	1,340,820
CLARCOR	625,400	30,119,264
Columbus McKinnon [2]	294,550	4,444,759
Crane Company	37,500	1,364,250
Donaldson Company	867,000	28,931,790
Foster (L.B.) Company	126,598	3,621,969
FreightCar America	37,100	852,187
Gardner Denver	107,000	5,661,370
Gorman-Rupp Company	49,733	1,482,043
Graco	605,449	27,899,090
Graham Corporation	106,248	1,978,338
Hurco Companies [2]	30,552	626,010
IDEX Corporation	343,500	13,389,630
Industrea	1,383,635	1,824,818
Kaydon Corporation	148,400	3,174,276
Kennametal	1,739,454	57,662,900
Lincoln Electric Holdings	904,360	39,601,924
Lindsay Corporation	10,300	668,470
Miller Industries	82,735	1,317,969
Nordson Corporation	944,064	48,421,043
† Proto Labs [1,2]	25,000	719,000
RBC Bearings [2]	459,400	21,729,620
Robbins & Myers	261,586	10,939,527
Sun Hydraulics	545,900	13,259,911
Tennant Company	764,500	30,541,775
Valmont Industries	354,700	42,908,059
Wabtec Corporation	294,170	22,948,202

		434,978,560

Marine - 0.2%
Kirby Corporation [2]	213,700	10,060,996

Professional Services - 3.3%
Advisory Board (The) [2]	1,346,758	66,785,729
Barrett Business Services	160,800	3,399,312
Corporate Executive Board	619,700	25,333,336
CRA International [2,3]	592,143	8,698,581
Equifax	17,356	808,790
Exponent [2]	373,893	19,752,767
FTI Consulting [2]	186,600	5,364,750
GP Strategies [2]	107,815	1,991,343
Korn/Ferry International [2]	50,000	717,500
ManpowerGroup	471,230	17,270,579
On Assignment [2]	85,000	1,356,600
Robert Half International	521,500	14,899,255
Towers Watson & Company Cl. A	367,700	22,025,230
TrueBlue [2]	273,200	4,229,136

		192,632,908

Road & Rail - 0.9%
Arkansas Best	486,600	6,131,160
Landstar System	593,500	30,695,820
Patriot Transportation Holding [2]	254,400	5,986,032
Universal Truckload Services	769,643	11,640,850

		54,453,862

Trading Companies & Distributors - 1.3%
Air Lease Cl. A [1,2]	568,800	11,029,032
Applied Industrial Technologies	990,610	36,503,978
Houston Wire & Cable	22,700	248,111
MFC Industrial	72,600	489,324
MSC Industrial Direct Cl. A	433,500	28,415,925

		76,686,370

Transportation Infrastructure - 0.2%
Wesco Aircraft Holdings [1,2]	1,068,787	13,605,659

Total (Cost $1,110,326,075)		1,488,653,915

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 57

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

Information Technology – 20.9%
Communications Equipment - 1.7%
ADTRAN	1,050,315	$31,709,010
Black Box	317,502	9,112,307
Cogo Group [1,2]	127,841	225,000
Digi International [2]	388,644	3,979,715
Finisar Corporation [2]	54,000	807,840
Globecomm Systems [2]	107,300	1,088,022
Harmonic [2]	150,000	639,000
NETGEAR [2]	1,120,992	38,685,434
Oplink Communications [2]	126,700	1,714,251
Plantronics	393,121	13,130,241

		101,090,820

Computers & Peripherals - 1.3%
Diebold	701,000	25,873,910
Lexmark International Cl. A	349,000	9,276,420
Logitech International [1,2]	1,287,100	13,733,357
Rimage Corporation	153,000	1,224,000
Stratasys [1,2]	289,335	14,336,549
Super Micro Computer [2]	501,851	7,959,357

		72,403,593

Electronic Equipment, Instruments & Components - 7.7%
Anixter International	316,264	16,777,805
AVX Corporation	1,577,821	16,866,907
Benchmark Electronics [2]	900,000	12,555,000
Celestica [2]	263,000	1,909,380
Checkpoint Systems [2]	132,700	1,155,817
Cognex Corporation	888,835	28,131,628
Coherent [2]	772,600	33,453,580
Dolby Laboratories Cl. A [2]	931,250	38,460,625
DTS [2]	567,192	14,792,367
Electro Rent	77,074	1,250,911
Fabrinet [2]	1,231,211	15,451,698
FARO Technologies [2]	283,700	11,938,096
FEI Company [2]	33,650	1,609,816
FLIR Systems	831,400	16,212,300
Frequency Electronics [2]	95,400	770,832
Hollysys Automation Technologies [2]	275,755	2,349,433
IPG Photonics [1,2]	953,130	41,546,937
Littelfuse	256,538	14,594,447
† LRAD Corporation [1,2]	214,944	255,783
Mercury Computer Systems [2]	183,944	2,378,396
Molex	10,400	248,976
Molex Cl. A	674,788	13,650,961
MTS Systems	217,874	8,399,043
Multi-Fineline Electronix [2]	178,778	4,405,090
Nam Tai Electronics	311,397	1,812,331
National Instruments	1,388,700	37,300,482
Newport Corporation [2]	1,186,722	14,264,398
Park Electrochemical	70,200	1,816,776
Plexus Corporation [2]	788,200	22,227,240
Pulse Electronics [1,2,3]	2,231,739	4,396,526
Rofin-Sinar Technologies [1,2]	1,412,780	26,743,925
Rogers Corporation [2]	20,000	792,200
Tech Data [1,2]	473,391	22,803,244
TTM Technologies [2]	300,000	2,823,000
Vishay Intertechnology [2]	1,590,109	14,994,728
Vishay Precision Group [2]	62,958	878,264

		450,018,942

Internet Software & Services - 0.2%
Active Network [1,2]	128,500	1,977,615
† KIT digital [1,2]	600,000	2,574,000
Stamps.com [2]	13,300	328,111
ValueClick [2]	206,645	3,386,912

		8,266,638

IT Services - 3.0%
Booz Allen Hamilton Holding Corporation Cl. A	438,795	6,704,787
Convergys Corporation	667,845	9,864,071
CoreLogic [2]	169,000	3,094,390
Dynamics Research [2]	271,431	1,577,014
Forrester Research	298,200	10,097,052
Gartner [2]	704,000	30,307,200
ManTech International Cl. A	967,670	22,711,215
MAXIMUS	366,600	18,971,550
MoneyGram International [2]	1,207,239	17,625,689
Sapient Corporation	1,980,000	19,938,600
† ServiceSource International [1,2]	385,761	5,342,790
Syntel	358,200	21,742,740
Total System Services	389,400	9,318,342

		177,295,440

Office Electronics - 0.0%
Zebra Technologies Cl. A [2]	58,700	2,016,932

Semiconductors & Semiconductor Equipment - 4.6%
Advanced Energy Industries [2]	211,400	2,836,988
Aixtron ADR	277,600	3,972,456
Alpha & Omega Semiconductor [2]	163,200	1,493,280
Amtech Systems [1,2]	234,800	882,848
ATMI [2]	101,485	2,087,546
AXT [2]	128,400	507,180
BCD Semiconductor Manufacturing ADR [2]	408,256	1,759,583
Cabot Microelectronics	237,376	6,933,753
Cirrus Logic [2]	1,501,900	44,876,772
Cymer [2]	227,319	13,400,455
Diodes [2]	1,333,700	25,033,549
Exar Corporation [2]	824,441	6,727,439
Fairchild Semiconductor International [2]	1,205,300	16,994,730
GSI Technology [2]	834,252	3,954,355
Integrated Device Technology [2]	300,000	1,686,000
Integrated Silicon Solution [2]	856,215	8,639,209
International Rectifier [2]	870,800	17,407,292
IXYS Corporation [2]	1,163,253	12,993,536
LTX-Credence Corporation [2]	182,800	1,224,760
Micrel	1,080,800	10,300,024
MKS Instruments	870,386	25,180,267
Nanometrics [1,2]	274,671	4,218,947
O2Micro International ADR [2]	205,000	904,050
OmniVision Technologies [2]	301,700	4,030,712
Photronics [2]	439,160	2,678,876
RDA Microelectronics ADR [2]	237,633	2,385,835

58 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE

Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Rudolph Technologies [2]	89,422	$779,760
† Silicon Motion Technology ADR [1,2]	89,600	1,264,256
Supertex [2]	334,000	6,295,900
Teradyne [2]	1,760,296	24,749,762
Ultra Clean Holdings [2]	898,640	5,778,255
Veeco Instruments [1,2]	137,000	4,707,320

		266,685,695

Software - 2.4%
ACI Worldwide [2]	427,600	18,904,196
Actuate Corporation [2]	263,100	1,823,283
American Software Cl. A	159,084	1,264,718
ANSYS [2]	603,400	38,080,574
Blackbaud	689,291	17,694,100
FactSet Research Systems	110,900	10,307,046
Fair Isaac	506,900	21,431,732
Manhattan Associates [2]	440,000	20,112,400
NetScout Systems [2]	47,573	1,027,101
Pervasive Software [2,3]	1,461,500	10,946,635

		141,591,785

Total (Cost $1,075,481,157)		1,219,369,845

Materials – 8.0%
Chemicals - 2.5%
Balchem Corporation	305,000	9,946,050
Cabot Corporation	478,300	19,466,810
Hawkins	29,617	1,130,777
Innospec [2]	855,906	25,343,377
Intrepid Potash [2]	1,051,106	23,923,173
KMG Chemicals	86,089	1,659,796
LSB Industries [2]	271,900	8,404,429
Minerals Technologies	125,016	7,973,520
Olin Corporation	34,800	726,972
OM Group [2]	46,700	887,300
Quaker Chemical	312,546	14,442,751
Schulman (A.)	269,690	5,353,346
Sensient Technologies	50,000	1,836,500
Stepan Company	69,000	6,498,420
Westlake Chemical	391,000	20,433,660

		148,026,881

Construction Materials - 0.1%
Ash Grove Cement [4]	50,018	6,752,430

Containers & Packaging - 0.7%
AptarGroup	221,700	11,317,785
Greif Cl. A	572,088	23,455,608
UFP Technologies [2]	209,297	3,537,119

		38,310,512

Metals & Mining - 4.4%
Agnico-Eagle Mines	329,000	13,311,340
Allegheny Technologies	284,700	9,079,083
Allied Nevada Gold [2]	178,000	5,051,640
Carpenter Technology	117,500	5,621,200
Centamin [2]	450,000	495,040
Commercial Metals	238,700	3,017,168
Compass Minerals International	200,526	15,296,123
Eldorado Gold	1,511,500	18,621,680
Franco-Nevada Corporation	300,000	13,560,000
Globe Specialty Metals	916,803	12,312,664
Haynes International	216,600	11,033,604
Hecla Mining	2,044,100	9,709,475
Hochschild Mining	351,100	2,590,469
Horsehead Holding Corporation [2]	633,100	6,305,676
Kingsrose Mining	100,000	118,131
Major Drilling Group International	997,700	11,534,160
Olympic Steel	129,000	2,118,180
Pan American Silver	851,100	14,375,079
Randgold Resources ADR	106,700	9,604,067
Reliance Steel & Aluminum	726,700	36,698,350
Richmont Mines [2]	236,400	1,094,532
Schnitzer Steel Industries Cl. A	372,410	10,434,928
Scorpio Mining [2]	364,000	228,818
Seabridge Gold [2]	346,200	5,016,438
Silver Standard Resources [2]	689,000	7,744,360
Sims Metal Management ADR	1,404,647	13,906,005
Steel Dynamics	383,521	4,506,372
Universal Stainless & Alloy Products [2]	107,401	4,414,181
Worthington Industries	523,733	10,720,815

		258,519,578

Paper & Forest Products - 0.3%
Stella-Jones	297,600	15,653,158

Total (Cost $411,440,920)		467,262,559

Telecommunication Services – 0.1%
Diversified Telecommunication Services - 0.1%
Premiere Global Services [2]	516,500	4,333,435

Total (Cost $4,038,835)		4,333,435

Miscellaneous[5] – 1.0%
Total (Cost $53,792,207)		57,665,369

TOTAL COMMON STOCKS
(Cost $4,771,394,671)		5,732,909,289

	PRINCIPAL
	AMOUNT
CORPORATE BOND – 0.0%
GAMCO Investors (Debentures) 0.00%
due 12/31/15
(Cost $464,640)	$464,600	404,504

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 59

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

VALUE
REPURCHASE AGREEMENT – 1.9%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $107,562,986 (collateralized
by obligations of various U.S. Government
Agencies, 0.875% due 12/31/16, valued at
$109,716,962)
(Cost $107,562,000)	$107,562,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.7%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0115%)
(Cost $100,351,338)	100,351,338

TOTAL INVESTMENTS – 101.7%
(Cost $4,979,772,649)	5,941,227,131

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.7)%	(97,516,982)

NET ASSETS – 100.0%	$5,843,710,149

Royce Micro-Cap Fund

	SHARES	VALUE

COMMON STOCKS – 96.1%

Consumer Discretionary – 14.1%
Auto Components - 1.3%
Drew Industries [2]	498,745	$13,890,048
Fuel Systems Solutions [1,2]	60,000	1,001,400

		14,891,448

Diversified Consumer Services - 0.9%
Lincoln Educational Services [3]	1,560,527	10,143,426

Household Durables - 1.1%
Cavco Industries [2]	241,888	12,404,017

Internet & Catalog Retail - 0.8%
GS Home Shopping	40,500	3,415,432
Manutan International	74,797	2,840,641
Vitacost.com [2]	379,400	2,238,460

		8,494,533

Leisure Equipment & Products - 0.7%
Callaway Golf	859,154	5,077,600
Piscines Desjoyaux	437,000	2,686,741

		7,764,341

Media - 0.2%
Saraiva S/A Livreiros Editores	211,500	2,337,715

Specialty Retail - 5.9%
Buckle (The)	161,275	6,381,652
Cato Corporation (The) Cl. A	243,250	7,409,395
Citi Trends [2]	184,950	2,855,628
hhgregg [2]	450,476	5,094,883
Jos. A. Bank Clothiers [2]	127,280	5,404,309
Kirkland’s [2]	732,560	8,241,300
Lewis Group	84,000	723,939
Luk Fook Holdings (International)	663,000	1,390,998
Padini Holdings	13,101,900	7,641,401
Shoe Carnival	471,114	10,124,240
Stein Mart [2]	1,288,142	10,240,729

		65,508,474

Textiles, Apparel & Luxury Goods - 3.2%
Calida Holding	84,200	2,256,922
K-Swiss Cl. A [2]	741,637	2,284,242
LaCrosse Footwear [3]	522,669	5,691,865
Maidenform Brands [2]	213,700	4,256,904
Perry Ellis International [2]	649,366	13,474,344
True Religion Apparel	217,300	6,297,354
Van de Velde	44,648	1,926,809

		36,188,440

Total (Cost $142,790,514)		157,732,394

Consumer Staples – 3.1%
Food Products - 2.1%
Asian Citrus Holdings	8,000,000	4,504,687
Binggrae	57,420	3,610,467
Legumex Walker [2,3]	702,500	4,140,065
Sipef	61,448	4,425,667
Super Group	4,000,000	6,649,729
Waterloo Investment Holdings [2,6]	2,760,860	389,281

		23,719,896

60 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE

Consumer Staples (continued)
Personal Products - 1.0%
Nutraceutical International [2]	225,300	$3,435,825
USANA Health Sciences [1,2]	174,146	7,160,884

		10,596,709

Total (Cost $25,153,838)		34,316,605

Energy – 8.4%
Energy Equipment & Services - 6.4%
Canadian Energy Services & Technology	960,900	9,239,968
Dawson Geophysical [2]	211,733	5,043,480
GASFRAC Energy Services [2]	175,000	531,136
Geodrill [2]	1,664,000	3,513,997
Gulf Island Fabrication	340,044	9,592,641
Lamprell	2,380,756	3,765,887
Natural Gas Services Group [2]	397,866	5,896,374
OYO Geospace [2]	85,748	7,716,463
Tesco Corporation [2]	542,600	6,511,200
TGC Industries [2]	990,950	9,622,125
Total Energy Services	675,900	9,553,286
Union Drilling [2]	233,331	1,045,323

		72,031,880

Oil, Gas & Consumable Fuels - 2.0%
Gran Tierra Energy [1,2]	916,700	4,500,997
† Renewable Energy Group [1,2]	430,000	3,194,900
Sprott Resource [2]	2,214,900	8,636,825
Triangle Petroleum [1,2]	1,010,569	5,638,975
Uranium Resources [1,2]	1,146,479	711,046

		22,682,743

Total (Cost $70,384,950)		94,714,623

Financials – 6.3%
Capital Markets - 2.2%
FBR & Co. [2]	1,143,885	3,168,562
Gluskin Sheff + Associates	412,200	5,356,454
GMP Capital	550,600	3,023,135
INTL FCStone [2]	459,755	8,896,259
U.S. Global Investors Cl. A	313,849	1,371,520
Westwood Holdings Group	86,572	3,225,673

		25,041,603

Commercial Banks - 0.7%
Bancorp (The) [2]	373,567	3,530,208
BCB Holdings [2]	2,760,860	821,546
Pacific Continental	356,897	3,165,676

		7,517,430

Diversified Financial Services - 0.2%
Hellenic Exchanges	767,000	2,628,107

Insurance - 1.6%
American Safety Insurance Holdings [2]	265,100	4,970,625
eHealth [2]	603,898	9,728,797
Navigators Group [2]	54,164	2,710,908

		17,410,330

Real Estate Management & Development - 1.6%
Kennedy-Wilson Holdings	871,007	12,202,808
Midland Holdings	8,059,500	3,940,165
Syswin ADR [2]	1,062,645	1,700,232

		17,843,205

Total (Cost $73,854,359)		70,440,675

Health Care – 9.6%
Biotechnology - 1.0%
Burcon NutraScience [2]	279,600	1,652,436
Dyax Corporation [2]	1,586,884	3,380,063
Lexicon Pharmaceuticals [2]	2,896,671	6,517,510

		11,550,009

Health Care Equipment & Supplies - 4.1%
Anika Therapeutics [2]	113,127	1,537,396
Cerus Corporation [1,2]	1,071,554	3,557,559
CryoLife [2]	512,395	2,679,826
Exactech [2]	414,479	6,950,813
Merit Medical Systems [2]	386,765	5,341,225
STRATEC Biomedical	46,000	2,043,678
SurModics [2]	465,054	8,045,434
Syneron Medical [2]	927,674	9,629,256
Young Innovations	86,787	2,993,284
† ZELTIQ Aesthetics [1,2]	592,986	3,320,721

		46,099,192

Health Care Providers & Services - 1.9%
CorVel Corporation [2]	129,657	6,353,193
PDI [2,3]	1,015,694	8,369,319
U.S. Physical Therapy	251,840	6,404,291

		21,126,803

Health Care Technology - 0.2%
Epocrates [1,2]	221,800	1,778,836

Life Sciences Tools & Services - 1.1%
BG Medicine [1,2]	351,265	2,451,830
BioClinica [2]	464,806	2,245,013
EPS	3,000	8,202,191

		12,899,034

Pharmaceuticals - 1.3%
Unichem Laboratories	1,074,000	2,470,174
Vetoquinol	373,826	9,715,514
Zogenix [1,2]	826,100	2,048,728

		14,234,416

Total (Cost $96,679,903)		107,688,290

Industrials – 20.4%
Aerospace & Defense - 0.4%
American Science & Engineering	42,718	2,411,431
Ducommun [2]	252,427	2,476,309

		4,887,740

Building Products - 1.7%
AAON	393,727	7,421,754
Quanex Building Products	408,000	7,295,040
WaterFurnace Renewable Energy	259,100	4,135,522

		18,852,316

Commercial Services & Supplies - 1.2%
Courier Corporation	280,182	3,712,412

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 61

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

Industrials (continued)
Commercial Services & Supplies (continued)
Ennis	476,251	$7,324,740
Viad Corporation	114,949	2,298,980

		13,336,132

Construction & Engineering - 2.0%
Layne Christensen [2]	356,860	7,383,433
Raubex Group	3,086,800	5,054,147
Severfield-Rowen	1,353,500	3,272,406
Sterling Construction [2]	661,711	6,762,687

		22,472,673

Electrical Equipment - 3.0%
Elektrobudowa	57,600	1,678,852
Global Power Equipment Group	597,512	13,049,662
Graphite India	4,552,600	7,347,048
LSI Industries	1,006,336	7,165,112
Voltamp Transformers	472,616	4,023,018

		33,263,692

Machinery - 7.0%
AIA Engineering	293,587	1,819,542
Burckhardt Compression Holding	26,500	6,802,105
CB Industrial Product Holding	3,615,800	2,912,727
Foster (L.B.) Company	240,426	6,878,588
FreightCar America	362,609	8,329,128
Gorman-Rupp Company	90,971	2,710,936
Graham Corporation [3]	621,249	11,567,656
Kadant [2]	326,762	7,662,569
Key Technology [2,3]	446,814	4,468,140
Pfeiffer Vacuum Technology	68,000	6,921,664
RBC Bearings [2]	195,967	9,269,239
Semperit AG Holding	258,100	9,432,152

		78,774,446

Marine - 0.1%
Euroseas	1,323,465	1,561,689

Professional Services - 2.6%
CRA International [2]	358,783	5,270,522
Exponent [2]	148,769	7,859,467
GP Strategies [2]	864,775	15,972,394

		29,102,383

Road & Rail - 2.1%
Marten Transport	678,219	14,418,936
Patriot Transportation Holding [2]	404,869	9,526,567

		23,945,503

Trading Companies & Distributors - 0.3%
Houston Wire & Cable	277,200	3,029,796

Total (Cost $212,519,885)		229,226,370

Information Technology – 14.5%
Communications Equipment - 2.9%
Anaren [2]	717,236	14,057,825
Digi International [2]	671,108	6,872,146
KVH Industries [2]	523,400	6,542,500
Parrot [2]	182,200	5,372,037

		32,844,508

Computers & Peripherals - 1.3%
Avid Technology [2]	159,343	1,183,918
Novatel Wireless [1,2,3]	2,529,740	6,299,053
Super Micro Computer [2]	423,631	6,718,788

		14,201,759

Electronic Equipment, Instruments & Components - 2.0%
Diploma	585,000	4,086,753
Domino Printing Sciences	317,600	2,688,255
Electro Rent	262,000	4,252,260
Fabrinet [2]	289,294	3,630,640
Inficon Holding	17,300	3,530,302
Nice	384,500	1,257,733
Vaisala Cl. A	172,500	3,274,161

		22,720,104

Internet Software & Services - 0.5%
Envestnet [2]	272,300	3,267,600
World Energy Solutions [2,3]	747,900	2,325,969

		5,593,569

IT Services - 0.5%
CSE Global	3,066,500	1,933,610
Neurones	335,000	3,453,522

		5,387,132

Semiconductors & Semiconductor Equipment - 5.8%
Advanced Energy Industries [2]	625,736	8,397,377
ATMI [2]	461,300	9,488,941
AXT [2,3]	1,889,361	7,462,976
GSI Technology [2]	947,937	4,493,222
Integrated Silicon Solution [2]	949,300	9,578,437
Mindspeed Technologies [1,2]	716,700	1,763,082
Rudolph Technologies [2]	1,277,065	11,136,007
Sigma Designs [2]	1,298,451	8,284,117
Ultra Clean Holdings [2]	663,824	4,268,388

		64,872,547

Software - 1.5%
Monotype Imaging Holdings [2]	411,493	6,900,738
VASCO Data Security International [1,2]	1,261,139	10,316,117

		17,216,855

Total (Cost $158,544,912)		162,836,474

Materials – 14.1%
Chemicals - 2.2%
C. Uyemura & Co.	119,700	4,528,581
Huchems Fine Chemical	300,000	5,936,792
Quaker Chemical	201,150	9,295,141
Societe Internationale de Plantations d’Heveas	56,786	4,828,080

		24,588,594

Construction Materials - 0.1%
Mardin Cimento Sanayii	322,000	994,463

Metals & Mining - 11.8%
Alamos Gold	488,900	7,635,311
Allied Nevada Gold [2]	350,500	9,947,190
Argonaut Gold [2]	463,200	3,494,132
Aureus Mining [2]	1,364,000	1,178,980

62 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE

Materials (continued)
Metals & Mining (continued)
Bear Creek Mining [2]	1,024,500	$2,867,916
Castle (A.M.) & Co. [2]	473,353	5,027,009
Endeavour Mining [2]	1,971,000	4,297,829
Endeavour Silver [2]	1,064,200	8,641,304
Entree Gold [2]	1,901,000	1,216,640
Goldgroup Mining [2]	1,576,500	650,359
Great Basin Gold [2]	2,648,600	1,795,044
Great Panther Silver [1,2]	510,600	852,702
Horsehead Holding Corporation [2]	1,061,974	10,577,261
Imdex	1,521,265	2,768,254
International Tower Hill Mines [2]	678,000	1,884,840
Lumina Copper [2]	792,700	7,279,978
Materion Corporation	126,266	2,907,906
McEwen Mining [1,2]	1,648,804	4,962,900
NorthIsle Copper and Gold [1,2]	735,499	101,139
Olympic Steel	516,672	8,483,754
Pilot Gold [2,3]	3,114,500	3,365,043
Quaterra Resources [2]	1,885,000	796,139
Revett Minerals [1,2]	265,000	871,850
Richmont Mines [2]	969,900	4,490,637
Saracen Mineral Holdings [2]	7,500,000	4,296,787
Scorpio Mining [2]	2,205,400	1,386,363
Silvercorp Metals	830,200	4,591,006
Soltoro [2]	1,680,000	594,048
Synalloy Corporation	180,942	2,062,739
Timmins Gold [2]	1,723,200	3,153,456
Torex Gold Resources [2]	2,091,000	3,388,812
Universal Stainless & Alloy Products [2]	310,252	12,751,357
Village Main Reef [2]	7,500,000	1,651,783
Western Copper and Gold [2]	1,471,000	1,103,250
Wildcat Silver [2]	1,959,400	1,424,178

		132,497,896

Total (Cost $152,350,317)		158,080,953

Telecommunication Services – 1.5%
Diversified Telecommunication Services - 1.5%
Atlantic Tele-Network	264,845	8,933,222
Neutral Tandem [2]	623,689	8,220,221

Total (Cost $11,718,750)		17,153,443

Utilities – 0.1%
Independent Power Producers & Energy Traders - 0.1%
Alterra Power [2]	3,498,400	1,563,473

Total (Cost $4,304,472)		1,563,473

Miscellaneous[5] – 4.0%
Total (Cost $44,954,084)		44,662,931

TOTAL COMMON STOCKS
(Cost $993,255,984)		1,078,416,231

REPURCHASE AGREEMENT – 3.4%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $38,233,350 (collateralized
by obligations of various U.S. Government
Agencies, 3.25% due 6/30/16, valued at
$38,998,400)
(Cost $38,233,000)	38,233,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.4%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0115%)
(Cost $26,420,880)	26,420,880

TOTAL INVESTMENTS – 101.9%
(Cost $1,057,909,864)	1,143,070,111

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.9)%	(21,220,655)

NET ASSETS – 100.0%	$1,121,849,456

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 63

Schedules of Investments

Royce Premier Fund

	SHARES	VALUE

COMMON STOCKS – 94.1%

Consumer Discretionary – 10.9%
Automobiles - 1.8%
Thor Industries [3]	4,407,057	$120,797,432

Distributors - 1.1%
Pool Corporation	1,811,400	73,289,244

Diversified Consumer Services - 3.1%
Sotheby’s	2,828,594	94,361,896
Strayer Education [3]	1,068,485	116,486,235

		210,848,131

Media - 1.2%
Morningstar	1,333,206	77,112,635

Specialty Retail - 1.0%
Buckle (The)	1,730,836	68,489,181

Textiles, Apparel & Luxury Goods - 2.7%
Carter’s [2]	1,144,800	60,216,480
Columbia Sportswear	1,341,600	71,936,592
Warnaco Group (The) [2]	1,240,100	52,803,458

		184,956,530

Total (Cost $621,802,074)		735,493,153

Consumer Staples – 5.2%
Food Products - 2.5%
Cal-Maine Foods [3]	1,771,686	69,272,922
Sanderson Farms [3]	2,130,191	97,605,352

		166,878,274

Personal Products - 2.7%
Nu Skin Enterprises Cl. A [3]	3,966,994	186,052,019

Total (Cost $202,111,192)		352,930,293

Energy – 5.9%
Energy Equipment & Services - 5.9%
Ensign Energy Services	7,128,000	98,017,876
Pason Systems	3,916,300	57,238,526
SEACOR Holdings [2]	479,540	42,861,285
Trican Well Service [3]	7,977,100	92,064,557
Unit Corporation [2,3]	2,896,073	106,836,133

Total (Cost $304,039,338)		397,018,377

Financials – 12.5%
Capital Markets - 4.9%
Affiliated Managers Group [2]	500,000	54,725,000
Federated Investors Cl. B	3,689,300	80,611,205
Knight Capital Group Cl. A [2]	4,667,200	55,726,368
Partners Group Holding	316,613	56,287,982
Stifel Financial [2]	2,590,777	80,055,010

		327,405,565

Diversified Financial Services - 1.0%
TMX Group	1,451,300	66,143,129

Insurance - 4.5%
Alleghany Corporation [2]	514,525	174,809,869
ProAssurance Corporation	1,483,449	132,160,471

		306,970,340

Real Estate Management & Development - 2.1%
Jones Lang LaSalle	1,269,700	89,348,789
St. Joe Company (The) [1,2]	3,388,074	53,565,450

		142,914,239

Total (Cost $643,292,345)		843,433,273

Health Care – 4.7%
Biotechnology - 1.7%
Myriad Genetics [2,3]	5,015,765	119,224,734

Health Care Equipment & Supplies - 2.2%
IDEXX Laboratories [2]	1,536,500	147,703,745

Life Sciences Tools & Services - 0.8%
PerkinElmer	2,083,200	53,746,560

Total (Cost $193,259,508)		320,675,039

Industrials – 23.9%
Air Freight & Logistics - 0.9%
Forward Air	790,128	25,497,431
UTi Worldwide	2,259,700	33,014,217

		58,511,648

Building Products - 2.2%
Armstrong World Industries	970,170	47,693,557
Simpson Manufacturing [3]	3,387,886	99,976,516

		147,670,073

Commercial Services & Supplies - 2.3%
Copart [2]	2,534,800	60,049,412
Ritchie Bros. Auctioneers	4,441,250	94,376,562

		154,425,974

Construction & Engineering - 1.0%
EMCOR Group	2,508,145	69,776,594

Electrical Equipment - 1.5%
Brady Corporation Cl. A	1,479,200	40,692,792
GrafTech International [2]	6,034,076	58,228,833

		98,921,625

Machinery - 12.4%
Gardner Denver	1,386,518	73,360,667
Kennametal	1,563,500	51,830,025
Lincoln Electric Holdings [3]	5,074,994	222,233,987
Rational	303,306	72,302,116
Semperit AG Holding [3]	1,894,996	69,251,801
Valmont Industries	813,440	98,401,837
Wabtec Corporation	1,208,137	94,246,767
Woodward [3]	3,906,024	154,053,587

		835,680,787

Marine - 0.9%
Kirby Corporation [2]	1,322,335	62,255,532

Professional Services - 0.7%
Towers Watson & Company Cl. A	741,011	44,386,559

Road & Rail - 1.1%
Landstar System	1,500,300	77,595,516

64 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE

Industrials (continued)
Trading Companies & Distributors - 0.9%
MSC Industrial Direct Cl. A	952,284	$62,422,216

Total (Cost $992,162,839)		1,611,646,524

Information Technology – 19.1%
Communications Equipment - 1.2%
ADTRAN	2,635,434	79,563,752

Electronic Equipment, Instruments & Components - 6.1%
Anixter International	910,000	48,275,500
Benchmark Electronics [2]	2,760,000	38,502,000
Cognex Corporation [3]	3,052,717	96,618,493
FEI Company [2,3]	2,543,120	121,662,861
National Instruments	4,096,201	110,023,959

		415,082,813

IT Services - 3.9%
Gartner [2]	4,607,100	198,335,655
Jack Henry & Associates	1,856,640	64,091,213

		262,426,868

Office Electronics - 1.2%
Zebra Technologies Cl. A [2]	2,275,125	78,173,295

Semiconductors & Semiconductor Equipment - 5.6%
Cabot Microelectronics [3]	2,086,191	60,937,639
Cymer [1,2]	750,000	44,212,500
Fairchild Semiconductor International [2,3]	6,508,112	91,764,379
MKS Instruments [3]	2,971,910	85,977,356
Veeco Instruments [1,2,3]	2,708,912	93,078,217

		375,970,091

Software - 1.1%
Fair Isaac [3]	1,832,600	77,482,328

Total (Cost $1,023,180,367)		1,288,699,147

Materials – 11.8%
Chemicals - 3.0%
Cabot Corporation	1,155,000	47,008,500
Westlake Chemical	2,975,481	155,498,637

		202,507,137

Metals & Mining - 8.8%
Allied Nevada Gold [2]	2,205,500	62,592,090
Globe Specialty Metals	3,632,763	48,788,007
Pan American Silver	5,138,544	86,790,008
† Pretium Resources [1,2]	4,208,900	58,082,820
Reliance Steel & Aluminum	2,569,800	129,774,900
Schnitzer Steel Industries Cl. A [3]	2,108,038	59,067,225
Seabridge Gold [2,3]	3,108,900	45,047,961
Silver Standard Resources [2,3]	4,911,099	55,200,753
Sims Metal Management ADR	4,744,014	46,965,738

		592,309,502

Total (Cost $819,106,568)		794,816,639

Miscellaneous[5] – 0.1%
Total (Cost $4,464,701)		4,686,313

TOTAL COMMON STOCKS
(Cost $4,803,418,932)		6,349,398,758

REPURCHASE AGREEMENT – 6.0%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $404,032,704 (collateralized
by obligations of various U.S. Government
Agencies, 0.875% due 12/31/16-1/31/17, valued at
$412,115,824)
(Cost $404,029,000)	404,029,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 2.0%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0115%)
(Cost $133,233,943)	133,233,943

TOTAL INVESTMENTS – 102.1%
(Cost $5,340,681,875)	6,886,661,701

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.1)%	(143,700,029)

NET ASSETS – 100.0%	$6,742,961,672

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 65

Schedules of Investments

Royce Low-Priced Stock Fund

	SHARES	VALUE

COMMON STOCKS – 97.3%

Consumer Discretionary – 8.2%
Automobiles - 1.0%
Thor Industries	1,076,753	$29,513,800
Winnebago Industries [2]	670,535	6,832,751

		36,346,551

Diversified Consumer Services - 1.1%
Corinthian Colleges [1,2,3]	4,741,854	13,703,958
Universal Technical Institute [3]	1,730,679	23,381,473

		37,085,431

Household Durables - 0.6%
Ekornes	265,000	3,800,535
Helen of Troy [2]	526,996	17,859,894

		21,660,429

Internet & Catalog Retail - 0.5%
NutriSystem	1,375,690	15,902,977

Media - 0.2%
Pico Far East Holdings	30,000,000	7,435,605

Multiline Retail - 0.2%
Tuesday Morning [1,2]	1,986,450	8,521,871

Specialty Retail - 3.7%
Buckle (The)	704,575	27,880,032
Cato Corporation (The) Cl. A	597,350	18,195,281
Chico’s FAS	1,156,000	17,155,040
GameStop Corporation Cl. A	850,000	15,606,000
Lewis Group	1,543,747	13,304,514
Luk Fook Holdings (International) [1]	4,077,800	8,555,370
Men’s Wearhouse (The)	606,700	17,072,538
Williams-Sonoma	390,405	13,652,463

		131,421,238

Textiles, Apparel & Luxury Goods - 0.9%
Gildan Activewear	611,448	16,827,049
Grendene	2,039,200	10,660,493
Li Ning [1,2]	7,300,000	4,111,813

		31,599,355

Total (Cost $264,636,644)		289,973,457

Consumer Staples – 3.4%
Food Products - 1.8%
Asian Citrus Holdings	30,918,000	17,409,489
Darling International [2]	1,253,770	20,674,667
Industrias Bachoco ADR	1,125,365	24,701,762

		62,785,918

Personal Products - 1.6%
Nu Skin Enterprises Cl. A	1,257,833	58,992,368

Total (Cost $67,880,111)		121,778,286

Energy – 10.6%
Energy Equipment & Services - 10.3%
C&J Energy Services [1,2,3]	2,610,593	48,295,971
Calfrac Well Services	1,706,100	38,190,765
Ensign Energy Services	2,204,100	30,308,811
Lamprell	12,524,952	19,812,009
Oil States International [2]	352,343	23,325,107
Pason Systems	2,250,700	32,895,016
RPC	1,283,769	15,264,013
Tesco Corporation [1,2,3]	2,732,105	32,785,260
TGS-NOPEC Geophysical	635,000	17,115,363
Total Energy Services [3]	1,866,700	26,384,257
Trican Well Service	4,019,800	46,392,938
Unit Corporation [2]	878,400	32,404,176

		363,173,686

Oil, Gas & Consumable Fuels - 0.3%
Sprott Resource [2]	2,980,100	11,620,661

Total (Cost $286,708,004)		374,794,347

Financials – 12.0%
Capital Markets - 7.3%
Artio Global Investors Cl. A	2,081,437	7,285,029
Ashmore Group	4,080,363	22,392,119
Close Brothers Group	300,000	3,513,033
Deutsche Beteiligungs	409,995	8,081,269
Duff & Phelps Cl. A	1,131,400	16,405,300
Federated Investors Cl. B	1,271,900	27,791,015
† INTL FCStone [1,2]	536,600	10,383,210
Jefferies Group	248,200	3,224,118
Jupiter Fund Management	8,734,349	29,494,768
Knight Capital Group Cl. A [2]	2,749,500	32,829,030
Sprott	8,302,400	40,366,252
Stifel Financial [2]	470,663	14,543,487
U.S. Global Investors Cl. A	661,751	2,891,852
Value Partners Group	81,255,900	39,810,934

		259,011,416

Diversified Financial Services - 1.2%
KKR Financial Holdings LLC	2,213,430	18,858,424
PICO Holdings [1,2]	1,010,398	22,643,019

		41,501,443

Insurance - 2.2%
Argo Group International Holdings	521,897	15,275,925
Aspen Insurance Holdings [1]	553,000	15,981,700
Brown & Brown	300,000	8,181,000
Greenlight Capital Re Cl. A [1,2]	423,812	10,773,301
Montpelier Re Holdings	522,500	11,124,025
Validus Holdings [1]	536,140	17,172,564

		78,508,515

Real Estate Management & Development - 1.3%
E-House China Holdings ADR [1]	2,086,204	11,474,122
Kennedy-Wilson Holdings	2,573,614	36,056,332

		47,530,454

Total (Cost $467,891,504)		426,551,828

Health Care – 7.5%
Biotechnology - 2.4%
Emergent Biosolutions [2]	841,734	12,752,270
Maxygen [2]	640,200	3,815,592
Myriad Genetics [2]	2,734,800	65,006,196

66 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE

Health Care (continued)
Biotechnology (continued)
Sinovac Biotech [2]	1,749,629	$3,691,717

		85,265,775

Health Care Equipment & Supplies - 2.1%
Carl Zeiss Meditec	1,906,800	45,958,242
CONMED Corporation	155,500	4,302,685
Nihon Kohden	342,000	10,414,043
Thoratec Corporation [2]	350,000	11,753,000

		72,427,970

Health Care Providers & Services - 0.3%
Cross Country Healthcare [2,3]	2,592,607	11,329,693

Life Sciences Tools & Services - 0.3%
eResearchTechnology [2]	1,265,849	10,114,133

Pharmaceuticals - 2.4%
Adcock Ingram Holdings	2,311,000	17,018,927
Endo Health Solutions [2]	342,352	10,606,065
Medicines Company (The) [2]	1,500,140	34,413,212
Recordati	1,488,800	10,593,224
Sino Biopharmaceutical	15,950,000	5,780,041
ViroPharma [1,2]	311,003	7,370,771

		85,782,240

Total (Cost $242,702,103)		264,919,811

Industrials – 13.0%
Aerospace & Defense - 3.1%
Ceradyne	1,110,667	28,488,609
HEICO Corporation Cl. A	2,123,435	68,502,013
† Orbital Sciences [1,2]	852,523	11,014,597

		108,005,219

Building Products - 0.6%
AAON	298,016	5,617,602
WaterFurnace Renewable Energy [3]	970,500	15,490,251

		21,107,853

Commercial Services & Supplies - 1.0%
Ennis	1,004,600	15,450,748
Moshi Moshi Hotline	1,900,000	19,556,362

		35,007,110

Construction & Engineering - 0.2%
Raubex Group	5,279,971	8,645,118

Electrical Equipment - 1.7%
GrafTech International [1,2]	5,057,800	48,807,770
Powell Industries [1,2]	285,017	10,648,235

		59,456,005

Machinery - 2.0%
Gardner Denver	178,830	9,461,895
Kennametal	1,124,500	37,277,175
Lincoln Electric Holdings	569,770	24,950,229

		71,689,299

Professional Services - 3.1%
CBIZ [1,2]	597,600	3,549,744
Exponent [1,2]	225,400	11,907,882
Kforce [2]	448,774	6,040,498
Korn/Ferry International [1,2,3]	2,886,963	41,427,919
TrueBlue [1,2,3]	3,062,691	47,410,457

		110,336,500

Road & Rail - 0.8%
Heartland Express	688,366	9,850,517
Universal Truckload Services	387,561	5,861,860
Werner Enterprises	490,600	11,720,434

		27,432,811

Trading Companies & Distributors - 0.5%
Houston Wire & Cable [3]	1,591,200	17,391,816

Total (Cost $365,639,322)		459,071,731

Information Technology – 20.7%
Communications Equipment - 3.5%
ADTRAN	983,900	29,703,941
Arris Group [2]	1,391,971	19,362,317
Harmonic [1,2]	2,022,500	8,615,850
KVH Industries [1,2,3]	1,100,200	13,752,500
NETGEAR [2]	1,067,800	36,849,778
PC-Tel [3]	1,095,592	7,088,480
Tellabs	2,932,600	9,765,558

		125,138,424

Computers & Peripherals - 0.8%
QLogic Corporation [2]	250,000	3,422,500
STEC [1,2]	1,662,400	12,966,720
Xyratex [1]	1,177,566	13,318,271

		29,707,491

Electronic Equipment, Instruments & Components - 2.1%
AVX Corporation	1,018,900	10,892,041
Cognex Corporation	40,638	1,286,193
GSI Group [2]	1,175,000	13,465,500
Littelfuse	258,400	14,700,376
Methode Electronics	1,176,000	10,007,760
TTM Technologies [1,2]	2,606,735	24,529,376

		74,881,246

Internet Software & Services - 0.4%
ValueClick [2]	852,600	13,974,114

IT Services - 1.7%
Forrester Research	468,300	15,856,638
MAXIMUS	168,782	8,734,469
TeleTech Holdings [1,2]	2,173,700	34,779,200

		59,370,307

Semiconductors & Semiconductor Equipment - 12.1%
Advanced Energy Industries [1,2]	1,251,400	16,793,788
Aixtron ADR [1]	1,652,701	23,650,151
ATMI [1,2]	1,125,000	23,141,250
Brooks Automation	3,172,582	29,949,174
Cirrus Logic [2]	278,400	8,318,592
Exar Corporation [2]	461,700	3,767,472
Fairchild Semiconductor International [2]	4,895,039	69,020,050
Integrated Device Technology [2]	650,000	3,653,000
International Rectifier [1,2]	2,776,822	55,508,672
Lam Research [1,2]	793,800	29,958,012
Micrel	685,744	6,535,140
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 67

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE

Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
MKS Instruments	1,587,800	$45,935,054
OmniVision Technologies [1,2]	2,127,191	28,419,272
Sigma Designs [2,3]	2,007,658	12,808,858
Supertex [2]	386,900	7,293,065
Teradyne [2]	4,599,596	64,670,320

		429,421,870

Software - 0.1%
Smith Micro Software [1,2]	958,576	1,763,780

Total (Cost $681,198,046)		734,257,232

Materials – 20.5%
Chemicals - 2.0%
Intrepid Potash [1,2]	1,509,900	34,365,324
Schulman (A.)	220,980	4,386,453
Victrex	407,442	8,126,104
Westlake Chemical	464,800	24,290,448

		71,168,329

Construction Materials - 0.2%
Mardin Cimento Sanayii	2,160,000	6,670,933

Metals & Mining - 17.6%
Alamos Gold	3,651,400	57,025,104
Allied Nevada Gold [1,2]	1,848,878	52,471,158
AuRico Gold [2]	1,747,500	13,997,475
Castle (A.M.) & Co. [1,2,3]	1,799,667	19,112,463
Centamin [2]	20,152,400	22,169,421
CGA Mining [2]	4,690,000	8,522,247
Endeavour Mining [2]	3,625,000	7,904,430
Globe Specialty Metals [3]	4,160,280	55,872,560
Hecla Mining	3,077,715	14,619,146
Hochschild Mining	5,858,563	43,225,358
Horsehead Holding Corporation [1,2]	1,849,035	18,416,389
Kirkland Lake Gold [2]	1,491,100	16,051,917
Major Drilling Group International	2,736,800	31,639,461
McEwen Mining [1,2]	8,058,918	24,257,343
Medusa Mining	1,686,300	8,364,422
Olympic Steel	510,800	8,387,336
Orbit Garant Drilling [2]	1,512,500	5,125,356
Pan American Silver	2,413,053	40,756,465
Pretium Resources [1,2]	4,516,000	62,320,800
Reliance Steel & Aluminum	180,000	9,090,000
Schnitzer Steel Industries Cl. A	177,100	4,962,342
Seabridge Gold [2]	1,111,783	16,109,736
Silver Standard Resources [1,2]	2,599,400	29,217,256
Silvercorp Metals	3,760,400	20,795,012
Sims Metal Management ADR	1,708,952	16,918,625
Tahoe Resources [2]	1,169,400	16,171,466

		623,503,288

Paper & Forest Products - 0.7%
Buckeye Technologies	831,300	23,683,737
China Forestry Holdings [6]	23,300,000	1,756,972

		25,440,709

Total (Cost $649,749,411)		726,783,259

Telecommunication Services – 0.5%
Diversified Telecommunication Services - 0.5%
Neutral Tandem [1,2]	1,431,614	18,868,672

Total (Cost $19,689,082)		18,868,672

Utilities – 0.1%
Independent Power Producers & Energy Traders - 0.1%
Alterra Power [2]	9,732,900	4,349,739

Total (Cost $12,581,546)		4,349,739

Miscellaneous[5] – 0.8%
Total (Cost $30,795,840)		27,315,180

TOTAL COMMON STOCKS
(Cost $3,089,471,613)		3,448,663,542

REPURCHASE AGREEMENT – 2.6%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $91,117,835 (collateralized
by obligations of various U.S. Government
Agencies, 0.875% due 2/28/17, valued at
$92,943,988)
(Cost $91,117,000)		91,117,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 5.0%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0115%)
(Cost $176,801,115)		176,801,115

TOTAL INVESTMENTS – 104.9%
(Cost $3,357,389,728)		3,716,581,657

LIABILITIES LESS CASH
AND OTHER ASSETS – (4.9)%		(171,919,841)

NET ASSETS – 100.0%		$3,544,661,816

68 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

Royce Total Return Fund

	SHARES	VALUE

COMMON STOCKS – 93.5%

Consumer Discretionary – 11.7%
Auto Components - 0.4%
Autoliv	25,900	$1,415,694
Cie Generale des Etablissements Michelin	2,800	183,133
Gentex Corporation	595,000	12,417,650
Nippon Seiki	19,100	195,107
Sanoh Industrial	28,300	233,342
Spartan Motors	47,557	249,199
Standard Motor Products	60,506	851,924
Superior Industries International	153,187	2,507,671
Yorozu Corporation	9,600	157,664

		18,211,384

Automobiles - 0.2%
Thor Industries	399,649	10,954,379

Distributors - 0.2%
Weyco Group	282,000	6,536,760

Diversified Consumer Services - 0.3%
DeVry	88,800	2,750,136
Hillenbrand	243,625	4,477,828
Regis Corporation	231,100	4,150,556
Slater & Gordon	104,500	198,938
Strayer Education	21,000	2,289,420

		13,866,878

Hotels, Restaurants & Leisure - 0.8%
Abu Dhabi National Hotels	1,200,000	575,007
Ambassadors Group	30,570	166,301
Bob Evans Farms	458,073	18,414,535
DineEquity [1,2]	61,030	2,724,379
International Speedway Cl. A	587,800	15,388,604
REXLot Holdings	479,200	34,348
Sportingbet	295,700	141,903
William Hill	88,400	391,882

		37,836,959

Household Durables - 0.7%
Alpine Electronics	22,600	269,994
American Greetings Cl. A	110,000	1,608,200
Blyth	11,038	381,473
Ethan Allen Interiors	1,170,250	23,323,083
Harman International Industries [1]	62,200	2,463,120
Leggett & Platt	39,003	824,133
Man Wah Holdings	324,800	134,835
McPherson’s	70,300	114,970
SEB	3,000	186,440

		29,306,248

Internet & Catalog Retail - 0.0%
NutriSystem	103,860	1,200,622

Leisure Equipment & Products - 0.3%
Arctic Cat [2]	92,881	3,395,729
Callaway Golf	962,900	5,690,739
Fields Corporation	100	174,244
Hasbro	12,438	421,275
JAKKS Pacific	106,468	1,704,553
Sankyo	5,200	253,709
Sturm, Ruger & Co.	16,762	672,994

		12,313,243

Media - 0.5%
Arbitron	39,900	1,396,500
Chime Communications	54,400	133,549
Fuji Media Holdings	100	172,042
Harte-Hanks	274,927	2,512,833
Meredith Corporation	100,220	3,201,027
Scholastic Corporation	87,499	2,463,972
Societe Television Francaise 1	14,500	116,104
STW Communications Group	182,800	177,051
Washington Post Cl. B	7,900	2,953,178
World Wrestling Entertainment Cl. A	1,382,092	10,807,959

		23,934,215

Multiline Retail - 0.0%
Dillard’s Cl. A	22,086	1,406,436
Myer Holdings	77,900	129,624

		1,536,060

Specialty Retail - 6.8%
Aaron’s	2,500	70,775
American Eagle Outfitters	1,651,162	32,577,426
Ascena Retail Group [2]	1,913,398	35,627,471
bebe stores	20,400	119,748
Buckle (The)	918,036	36,326,684
Cato Corporation (The) Cl. A	1,444,815	44,009,065
Chico’s FAS	51,400	762,776
DSW Cl. A	5,000	272,000
Finish Line (The) Cl. A	113,366	2,370,483
Foot Locker	112,992	3,455,295
GameStop Corporation Cl. A	1,652,157	30,333,603
Guess?	1,348,429	40,951,789
Halfords Group	43,500	156,747
Jos. A. Bank Clothiers [1,2]	856,336	36,360,027
JUMBO	32,900	128,083
Men’s Wearhouse (The)	303,139	8,530,331
RadioShack Corporation	159,981	614,327
Rent-A-Center	26,400	890,736
Ross Stores	59,800	3,735,706
Stage Stores [1]	47,178	864,301
Systemax [2]	295,961	3,498,259
Tiffany & Co.	407,500	21,577,125
Williams-Sonoma	63,800	2,231,086

		305,463,843

Textiles, Apparel & Luxury Goods - 1.5%
Barry (R.G.) [3]	1,048,496	14,249,061
Columbia Sportswear	54,129	2,902,397
G-III Apparel Group [1,2]	639,590	15,151,887
Glorious Sun Enterprises	554,100	171,787
Jones Group (The)	599,881	5,734,862
K-Swiss Cl. A [1,2]	90,575	278,971
Movado Group	10,541	263,736
Pandora [1]	5,200	48,849
Steven Madden [2]	753,131	23,911,909

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 69

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE

Consumer Discretionary (continued)
Textiles, Apparel & Luxury Goods (continued)
Wolverine World Wide	56,717	$2,199,485

		64,912,944

Total (Cost $472,488,542)		526,073,535

Consumer Staples – 3.7%
Food & Staples Retailing - 0.6%
Kasumi Company	30,000	206,202
Ministop	15,000	260,454
Village Super Market Cl. A [3]	714,661	23,283,655
Weis Markets	11,071	492,881

		24,243,192

Food Products - 2.2%
Cal-Maine Foods	140,598	5,497,382
Farmer Bros. [2]	542,300	4,316,708
Flowers Foods	600,150	13,941,484
Fresh Del Monte Produce	11,900	279,293
Hershey Creamery [4]	882	1,558,935
Hormel Foods	442,266	13,453,732
J&J Snack Foods	72,575	4,289,182
J.M. Smucker Company (The)	324,000	24,468,480
Lancaster Colony	69,714	4,964,334
Parmalat	81,700	154,836
Sino Grandness Food Industry Group [2]	349,000	113,884
Tootsie Roll Industries	1,130,396	26,971,249

		100,009,499

Household Products - 0.0%
WD-40 Company	7,696	383,338

Personal Products - 0.9%
Inter Parfums	1,137,497	19,644,573
Mandom Corporation	10,100	256,595
Nu Skin Enterprises Cl. A	459,610	21,555,709

		41,456,877

Tobacco - 0.0%
Universal Corporation	6,664	308,743

Total (Cost $136,146,551)		166,401,649

Diversified Investment Companies – 0.3%
Closed-End Funds - 0.3%
British Empire Securities and General Trust	420,000	2,686,918
Central Fund of Canada Cl. A	650,500	12,873,395

Total (Cost $10,772,426)		15,560,313

Energy – 7.5%
Energy Equipment & Services - 2.5%
CARBO Ceramics	255,700	19,619,861
CH Offshore	642,000	211,470
Core Laboratories	100	11,590
Exterran Partners L.P.	629,700	12,109,131
Gulf Island Fabrication	11,473	323,653
Helmerich & Payne	894,468	38,891,469
Lufkin Industries	53,136	2,886,348
Oceaneering International	28,601	1,368,844
Patterson-UTI Energy	58,877	857,249
Precision Drilling [1,2]	621,450	4,238,289
Rowan Companies [1,2]	5,000	161,650
RPC	109,100	1,297,199
SEACOR Holdings [2]	330,416	29,532,582
Trican Well Service	14,700	169,654

		111,678,989

Oil, Gas & Consumable Fuels - 5.0%
Alliance Holdings GP L.P.	578,500	23,996,180
Alliance Resource Partners L.P.	278,000	15,601,360
Arch Coal	111,518	768,359
Cimarex Energy	367,190	20,239,513
Delek US Holdings	15,203	267,421
Energen Corporation	635,698	28,689,051
Energy Transfer Equity L.P.	424,500	17,412,990
Hugoton Royalty Trust	558,500	4,361,885
Magellan Midstream Partners L.P.	433,701	30,636,638
Natural Resource Partners L.P.	537,700	11,920,809
NuStar GP Holdings LLC	369,200	11,459,968
Pengrowth Energy	31,257	199,107
Penn Virginia	633,760	4,651,798
Penn Virginia Resource Partners L.P.	514,500	12,605,250
Pioneer Southwest Energy Partners L.P.	250,401	6,440,314
Plains All American Pipeline L.P.	90,000	7,272,900
Sabine Royalty Trust	10,400	521,248
San Juan Basin Royalty Trust	10,720	160,693
SM Energy	18,342	900,775
Sunoco Logistics Partners L.P.	693,000	25,135,110
W&T Offshore	77,700	1,188,810

		224,430,179

Total (Cost $243,077,851)		336,109,168

Financials – 28.5%
Capital Markets - 7.6%
A.F.P. Provida ADR	311,700	26,005,131
AGF Management Cl. B	815,600	9,020,387
AllianceBernstein Holding L.P.	1,941,900	24,642,711
AP Alternative Assets L.P. [2]	76,000	798,369
Apollo Global Management LLC Cl. A	584,500	7,247,800
Apollo Investment	1,161,400	8,919,552
Artio Global Investors Cl. A	61,266	214,431
ASA Gold and Precious Metals	220,000	4,903,800
Bank Sarasin & Co. Cl. B [2]	82,000	2,308,209
Banque Privee Edmond de Rothschild	202	4,041,631
CI Financial	933,500	20,245,241
Cohen & Steers	385,630	13,308,091
Egyptian Financial Group-Hermes Holding Company [2]	2,860,027	4,857,585
Egyptian Financial Group-Hermes Holding Company GDR [2]	75,000	247,500
Federated Investors Cl. B	1,952,163	42,654,762
GAMCO Investors Cl. A	278,300	12,353,737
Intermediate Capital Group	44,700	189,546
Janus Capital Group	1,038,609	8,121,922

70 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE

Financials (continued)
Capital Markets (continued)
KKR & Co. L.P.	1,315,600	$16,958,084
Lazard Cl. A	546,700	14,208,733
MVC Capital	495,000	6,410,250
Och-Ziff Capital Management Group LLC
Cl. A	370,000	2,804,600
Oppenheimer Holdings Cl. A	4,867	76,509
Paris Orleans	239,213	5,131,937
Raymond James Financial	597,925	20,472,952
Schroders	131,100	2,759,728
SEI Investments	1,651,492	32,848,176
T. Rowe Price Group	411,100	25,882,856
Teton Advisors Cl. A [4]	1,297	16,861
Tokai Tokyo Financial Holdings	63,500	229,253
Vontobel Holding	75,400	1,488,176
W.P. Carey & Co. LLC	281,231	12,945,063
Waddell & Reed Financial Cl. A	285,600	8,647,968
Westwood Holdings Group	45,895	1,710,048

		342,671,599

Commercial Banks - 3.4%
Ames National	247,129	5,681,496
Banco Latinoamericano de Comercio
Exterior Cl. E	110,775	2,373,908
Bank of Hawaii	757,001	34,784,196
Bank of N.T. Butterfield & Son [2]	1,916,857	2,434,408
BLOM Bank GDR	684,500	5,256,960
BOK Financial	516,382	30,053,432
Canadian Western Bank	783,200	20,324,275
City Holding Company	629,577	21,210,449
Farmers & Merchants Bank of Long
Beach	479	2,107,600
First Citizens BancShares Cl. A	52,754	8,791,454
First National Bank Alaska	3,110	4,913,800
National Bankshares	183,068	5,514,008
Peapack-Gladstone Financial [3]	475,350	7,372,679
Sun Bancorp [1,2]	284,428	767,956

		151,586,621

Consumer Finance - 0.0%
Cash America International	1,400	61,656

Diversified Financial Services - 0.5%
Leucadia National	433,800	9,226,926
Sofina	195,572	15,105,078

		24,332,004

Insurance - 12.8%
Alleghany Corporation [2]	102,949	34,976,923
Allied World Assurance Company
Holdings	400,002	31,788,159
Alterra Capital Holdings [1]	744,226	17,377,677
American Equity Investment Life Holding
Company	3,200	35,232
American Financial Group	137,100	5,378,433
American National Insurance	145,093	10,340,778
AmTrust Financial Services	42,500	1,262,675
APRIL Group	9,100	129,335
Argo Group International Holdings	93,481	2,736,189
Aspen Insurance Holdings	1,186,614	34,293,145
Assurant	51,959	1,810,252
Assured Guaranty [1]	180,992	2,551,987
Baldwin & Lyons Cl. B	108,741	2,527,141
Brown & Brown	110,000	2,999,700
Cincinnati Financial	280,000	10,659,600
Crawford & Company Cl. B	118,091	482,992
E-L Financial	83,588	34,072,311
EMC Insurance Group	101,164	2,043,513
Employers Holdings	10,400	187,616
Endurance Specialty Holdings	147,698	5,659,787
Erie Indemnity Cl. A	635,400	45,500,994
Everest Re Group	39,900	4,129,251
FBL Financial Group Cl. A	14,900	417,349
Fidelity National Financial Cl. A	1,213,752	23,376,863
First American Financial	530,161	8,991,531
Flagstone Reinsurance Holdings [1]	424,879	3,403,281
Gallagher (Arthur J.) & Co.	978,200	34,305,474
HCC Insurance Holdings	662,046	20,788,244
Infinity Property & Casualty	107,762	6,214,634
Kansas City Life Insurance	3,299	116,092
Lincoln National	1,900	41,553
Markel Corporation [2]	67,900	29,991,430
Meadowbrook Insurance Group	1,813,424	15,939,997
Mercury General	217,300	9,054,891
Montpelier Re Holdings	872,810	18,582,125
Old Republic International	1,087,000	9,011,230
PartnerRe	384,797	29,117,589
Platinum Underwriters Holdings [1]	287,606	10,957,789
Presidential Life	700	6,881
Protective Life	92,430	2,718,366
Reinsurance Group of America	767,205	40,822,978
RenaissanceRe Holdings [1]	9,809	745,582
RLI	78,635	5,362,907
StanCorp Financial Group	495,513	18,413,263
State Auto Financial	362,000	5,086,100
Symetra Financial	717,400	9,053,588
Tower Group	90,555	1,889,883
United Fire Group	108,691	2,318,379
Validus Holdings	414,901	13,289,279
White Mountains Insurance Group [1]	3,760	1,961,780

		572,922,748

Real Estate Investment Trusts (REITs) - 3.4%
Annaly Capital Management	450,500	7,559,390
Colony Financial	1,468,688	25,408,302
Cousins Properties	818,085	6,340,159
DCT Industrial Trust	1,121,600	7,066,080
Essex Property Trust	83,000	12,775,360
Lexington Realty Trust	1,711,246	14,494,254
MFA Financial	692,000	5,459,880
National Health Investors	159,570	8,125,304
National Retail Properties	650,000	18,388,500
PS Business Parks	168,500	11,410,820
Rayonier	794,100	35,655,090

		152,683,139

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 71

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE

Financials (continued)
Thrifts & Mortgage Finance - 0.8%
Genworth MI Canada	989,800	$17,927,426
HopFed Bancorp	129,009	891,452
Kearny Financial [1]	312,100	3,024,249
TrustCo Bank Corp NY	2,394,025	13,071,376

		34,914,503

Total (Cost $1,094,763,687)		1,279,172,270

Health Care – 6.1%
Health Care Equipment & Supplies - 2.4%
Analogic Corporation	164,300	10,186,600
Atrion Corporation	1,088	223,018
Cantel Medical	78,609	2,142,095
Carl Zeiss Meditec	12,200	294,048
Essilor International	3,100	287,971
Hill-Rom Holdings	558,370	17,225,715
IDEXX Laboratories [1,2]	379,600	36,490,948
Invacare Corporation	156,389	2,413,082
Nihon Kohden	8,500	258,829
STERIS Corporation	602,100	18,887,877
Teleflex	309,700	18,863,827
Young Innovations	15,705	541,665

		107,815,675

Health Care Providers & Services - 3.1%
BML	8,100	201,967
Chemed Corporation	674,559	40,770,346
Coventry Health Care	44,500	1,414,655
Ensign Group	93,455	2,641,973
Landauer	407,271	23,348,846
Lincare Holdings	2,092	71,170
Mediq	12,400	152,536
MEDNAX [2]	549,876	37,688,501
National HealthCare	59,602	2,695,799
Omnicare	76,799	2,398,433
Owens & Minor	911,950	27,933,029

		139,317,255

Life Sciences Tools & Services - 0.4%
PerkinElmer	712,600	18,385,080

Pharmaceuticals - 0.2%
China Shineway Pharmaceutical Group	150,000	217,530
H. Lundbeck	11,700	241,035
Medicis Pharmaceutical Cl. A	78,025	2,664,554
Mochida Pharmaceutical	20,700	238,378
Recordati	25,200	179,305
Valeant Pharmaceuticals International [2]	55,768	2,497,849

		6,038,651

Total (Cost $175,605,831)		271,556,661

Industrials – 18.7%
Aerospace & Defense - 1.7%
American Science & Engineering	63,734	3,597,784
Cubic Corporation	797,918	38,363,897
HEICO Corporation	371,875	14,696,500
HEICO Corporation Cl. A	390,933	12,611,499
National Presto Industries	66,226	4,620,588
Triumph Group	24,776	1,394,146

		75,284,414

Air Freight & Logistics - 0.9%
Aramex	1,600,000	755,948
C. H. Robinson Worldwide	256,000	14,983,680
Expeditors International of Washington	458,400	17,763,000
UTi Worldwide [1]	492,600	7,196,886

		40,699,514

Building Products - 0.5%
Sekisui Jushi	24,000	249,306
Smith (A.O.) Corporation	497,894	24,342,037

		24,591,343

Commercial Services & Supplies - 2.5%
ABM Industries	755,800	14,783,448
Ennis	410,601	6,315,043
G&K Services Cl. A	1,955	60,977
Healthcare Services Group	33,732	653,726
HNI Corporation	474,173	12,209,955
Kimball International Cl. B	724,600	5,579,420
McGrath RentCorp	291,300	7,719,450
Mine Safety Appliances	196,000	7,887,040
Progressive Waste Solutions	10,400	196,768
Ritchie Bros. Auctioneers	1,596,320	33,921,800
Rollins	833,625	18,648,191
RPS Group	70,800	231,814
Schawk Cl. A	38,073	483,527
Tokyu Community	4,100	136,515
Transcontinental Cl. A	16,400	149,647
UniFirst Corporation	33,216	2,117,520
US Ecology	36,752	651,981
Viad Corporation	6,342	126,840

		111,873,662

Construction & Engineering - 0.3%
Comfort Systems USA	301,150	3,017,523
EMCOR Group	64,839	1,803,821
Global Construction Services	117,900	152,751
Granite Construction	205,475	5,364,952
Great Lakes Dredge & Dock	4,432	31,556
KBR	92,113	2,276,112
NEC Networks & System Integration	18,300	290,007
Yongnam Holdings	1,064,000	194,003

		13,130,725

Electrical Equipment - 2.2%
Acuity Brands	11,268	573,654
AZZ	182,333	11,169,720
Belden	6,173	205,870
Brady Corporation Cl. A	471,373	12,967,471
Franklin Electric	366,900	18,759,597
Hubbell Cl. B	337,377	26,295,163
LSI Industries	1,104,161	7,861,626
Preformed Line Products	202,671	11,736,678
Regal-Beloit	12,702	790,826

72 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE

Industrials (continued)
Electrical Equipment (continued)
Roper Industries	76,000	$7,492,080

		97,852,685

Industrial Conglomerates - 0.8%
Raven Industries	156,201	10,870,028
Seaboard Corporation [2]	10,476	22,345,098
Standex International	62,043	2,641,170

		35,856,296

Machinery - 6.8%
Alamo Group	190,447	5,974,322
American Railcar Industries [2]	119,609	3,241,404
Ampco-Pittsburgh	189,320	3,470,236
Briggs & Stratton	530,130	9,271,974
Cascade Corporation	184,121	8,662,893
Chen Hsong Holdings	421,700	125,612
Crane Company	360,400	13,111,352
FreightCar America	10,539	242,081
Fuji Machine Manufacturing	11,200	197,008
Gardner Denver	2,600	137,566
Gorman-Rupp Company	576,633	17,183,663
Harsco Corporation	200	4,076
Hoshizaki Electric	12,900	326,087
Kaydon Corporation	39,500	844,905
Kennametal	1,057,559	35,058,081
Kinki Sharyo	41,700	150,713
Lincoln Electric Holdings	240,800	10,544,632
Lindsay Corporation	221,982	14,406,632
Muehlbauer Holding AG & Co.	4,400	121,916
Mueller (Paul) Company [1,2,3,4]	116,700	2,567,400
Mueller Industries	451,262	19,219,249
Nordson Corporation	736,000	37,749,440
Starrett (L.S.) Company (The) Cl. A [3]	529,400	6,125,158
Sun Hydraulics	1,014,697	24,646,990
Tennant Company	640,198	25,575,910
Timken Company (The)	45,232	2,071,173
Toro Company (The)	328,275	24,059,275
Trinity Industries	645,587	16,126,763
Watts Water Technologies Cl. A	1,500	50,010
Woodward	609,200	24,026,848

		305,293,369

Marine - 0.6%
Alexander & Baldwin Holdings	494,700	26,342,775
Euroseas	125,346	147,908

		26,490,683

Professional Services - 1.5%
CDI Corporation	19,985	327,754
Corporate Executive Board	236,000	9,647,680
Heidrick & Struggles International	168,432	2,947,560
Kelly Services Cl. A	595,000	7,681,450
ManpowerGroup	462,152	16,937,871
Resources Connection	5,200	63,960
Robert Half International	26,300	751,391
RWS Holdings	18,500	147,038
Towers Watson & Company Cl. A	489,400	29,315,060

		67,819,764

Road & Rail - 0.1%
Arkansas Best	246,281	3,103,141
Nippon Konpo Unyu Soko	21,700	275,633

		3,378,774

Trading Companies & Distributors - 0.8%
Applied Industrial Technologies	783,970	28,889,294
GATX Corporation	79,000	3,041,500
Houston Wire & Cable	59,164	646,663
Kuroda Electric	19,900	227,038
MFC Industrial	331,598	2,234,971
Watsco	6,902	509,368

		35,548,834

Transportation Infrastructure - 0.0%
Grupo Aeroportuario del Pacifico ADR	40,000	1,578,400

Total (Cost $517,337,882)		839,398,463

Information Technology – 6.0%
Communications Equipment - 1.9%
Aastra Technologies	4,780	83,994
ADTRAN	220,400	6,653,876
Bel Fuse Cl. A	22,350	404,758
Bel Fuse Cl. B	74,000	1,303,140
Black Box	323,153	9,274,491
China All Access Holdings	1,000,000	211,318
Comtech Telecommunications	94,500	2,700,810
NEC Mobiling	7,600	300,678
NETGEAR [2]	947,509	32,698,536
Nolato Cl. B	17,041	163,789
Plantronics	834,245	27,863,783
Tellabs	741,355	2,468,712

		84,127,885

Computers & Peripherals - 0.0%
Diebold	13,700	505,667
Melco Holdings	9,000	196,541
Xyratex	89,003	1,006,624

		1,708,832

Electronic Equipment, Instruments & Components - 2.3%
AVX Corporation	1,218,031	13,020,752
Cognex Corporation	418,300	13,239,195
Electro Rent	4,700	76,281
Littelfuse	449,518	25,573,079
Methode Electronics	1,123,473	9,560,755
Molex	93,511	2,238,653
Molex Cl. A	985,465	19,935,957
MTS Systems	126,841	4,889,721
Nam Tai Electronics	1,756,871	10,224,989
Park Electrochemical	131,648	3,407,050

		102,166,432

Internet Software & Services - 0.2%
EarthLink	434,698	3,234,153
j2 Global	55,000	1,453,100
NIFTY Corporation	100	141,567
United Online	788,715	3,328,377

		8,157,197

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 73

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE

Information Technology (continued)
IT Services - 0.9%
Bechtle	137	$5,042
Broadridge Financial Solutions	52,300	1,112,421
Calian Technologies	12,200	247,331
Computer Sciences	3,900	96,798
DWS	156,700	235,687
Global Payments	10,546	455,904
Groupe Steria SCA	7,600	117,498
ManTech International Cl. A	932,768	21,892,065
MAXIMUS	114,184	5,909,022
Total System Services	394,738	9,446,080

		39,517,848

Semiconductors & Semiconductor Equipment - 0.5%
Brooks Automation	65,390	617,281
Elmos Semiconductor	15,000	123,483
Micrel	69,460	661,954
MKS Instruments	89,283	2,582,957
Regent Manner International Holdings	417,800	92,904
SMA Solar Technology	2,000	68,532
Teradyne [2]	1,341,300	18,858,678
UMS Holdings	474,000	152,772

		23,158,561

Software - 0.2%
Fair Isaac	173,457	7,333,762
Hansen Technologies	133,799	126,200
Micro Focus International	9,457	78,796
OPNET Technologies	14,800	393,532

		7,932,290

Total (Cost $293,017,096)		266,769,045

Materials – 6.7%
Chemicals - 3.8%
Agrium	5,200	460,044
Albemarle Corporation	445,000	26,539,800
Balchem Corporation	994,900	32,443,689
Cabot Corporation	781,000	31,786,700
Chase Corporation [3]	773,974	10,216,457
FutureFuel Corporation	80,549	846,570
H.B. Fuller Company	10,022	307,675
Innophos Holdings	233,185	13,165,625
International Flavors & Fragrances	255,300	13,990,440
Koatsu Gas Kogyo	30,400	187,925
Koninklijke DSM	600	29,603
Konishi Company	14,000	199,512
Kronos Worldwide	74,000	1,168,460
Methanex Corporation	310,710	8,650,166
Minerals Technologies	50,067	3,193,273
NewMarket Corporation	7,526	1,630,132
Quaker Chemical	435,129	20,107,311
Sakai Chemical Industry	33,600	112,861
Stepan Company	12,064	1,136,188
Tredegar Corporation	31,800	463,008
Westlake Chemical	42,700	2,231,502

		168,866,941

Construction Materials - 0.1%
Ash Grove Cement [4]	39,610	5,347,350

Containers & Packaging - 1.2%
AptarGroup	41,300	2,108,365
Bemis Company	464,800	14,566,832
Greif Cl. A	586,801	24,058,841
Myers Industries	14,700	252,252
Pack Corporation (The)	13,800	234,636
Sealed Air	7,013	108,281
Sonoco Products	359,778	10,847,307

		52,176,514

Metals & Mining - 1.2%
Agnico-Eagle Mines	117,000	4,733,820
Carpenter Technology	284,375	13,604,500
Eramet	1,500	173,377
Gold Fields ADR	391,200	5,011,272
HudBay Minerals	12,500	96,375
IAMGOLD Corporation	196,620	2,320,116
Olympic Steel	39,297	645,257
Panoramic Resources	102,100	64,376
Reliance Steel & Aluminum	566,613	28,613,956

		55,263,049

Paper & Forest Products - 0.4%
Buckeye Technologies	19,200	547,008
Deltic Timber	172,000	10,488,560
Domtar Corporation	33,700	2,585,127
Glatfelter	27,302	446,934
Louisiana-Pacific Corporation [2]	78,000	848,640
Schweitzer-Mauduit International	31,100	2,119,154
TFS Corporation [2]	270,400	137,794

		17,173,217

Total (Cost $204,850,833)		298,827,071

Telecommunication Services – 0.6%
Diversified Telecommunication Services - 0.2%
Atlantic Tele-Network	284,303	9,589,540

Wireless Telecommunication Services - 0.4%
Telephone and Data Systems	792,190	16,865,725
USA Mobility	143,566	1,846,259

		18,711,984

Total (Cost $28,161,646)		28,301,524

Utilities – 2.7%
Electric Utilities - 0.8%
ALLETE	199,147	8,324,345
ITC Holdings	250,000	17,227,500
PNM Resources	638,900	12,484,106

		38,035,951

Gas Utilities - 1.2%
AGL Resources	312,558	12,111,623
National Fuel Gas	61,676	2,897,538
Piedmont Natural Gas	539,500	17,366,505
UGI Corporation	660,076	19,426,037

		51,801,703

74 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE

Utilities (continued)
Water Utilities - 0.7%
Aqua America	819,766	$20,461,359
Consolidated Water [1]	25,827	214,106
SJW	400,400	9,613,604

		30,289,069

Total (Cost $93,414,655)		120,126,723

Miscellaneous[5] – 1.0%
Total (Cost $43,983,680)		46,166,452

TOTAL COMMON STOCKS
(Cost $3,313,620,680)		4,194,462,874

	PRINCIPAL
	AMOUNT
CORPORATE BONDS – 0.1%
GAMCO Investors (Debentures) 0.00%
due 12/31/15	$890,500	775,314
Leucadia National 3.75%
Conv. Senior Note due 4/15/14	3,000,000	3,277,500

TOTAL CORPORATE BONDS
(Cost $3,890,542)		4,052,814

REPURCHASE AGREEMENT – 6.2%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $277,574,544 (collateralized
by obligations of various U.S. Government
Agencies, 0.875% due 1/31/17-2/28/17, valued at
$283,124,719)
(Cost $277,572,000)		277,572,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.6%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0115%)
(Cost $25,664,495)		25,664,495

TOTAL INVESTMENTS – 100.4%
(Cost $3,620,747,717)		4,501,752,183

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.4)%		(18,515,385)

NET ASSETS – 100.0%		$4,483,236,798

Royce Heritage Fund

	SHARES	VALUE

COMMON STOCKS – 96.2%

Consumer Discretionary – 12.2%
Auto Components - 1.6%
Autoliv	4,630	$253,076
Drew Industries [2]	54,800	1,526,180
Gentex Corporation	40,000	834,800
Minth Group	501,700	544,478
Nokian Renkaat	28,000	1,067,197

		4,225,731

Automobiles - 0.4%
Thor Industries	36,300	994,983

Distributors - 0.6%
LKQ Corporation [2]	47,900	1,599,860

Diversified Consumer Services - 0.9%
Sotheby’s	73,400	2,448,624

Household Durables - 4.5%
Cavco Industries [2]	18,400	943,552
Ethan Allen Interiors	55,900	1,114,087
Garmin	19,400	742,826
Harman International Industries	58,340	2,310,264
Mohawk Industries [2]	51,800	3,617,194
NVR [2]	3,920	3,332,000

		12,059,923

Media - 0.5%
Morningstar	20,928	1,210,475

Specialty Retail - 2.4%
Advance Auto Parts	13,820	942,801
American Eagle Outfitters	20,000	394,600
Children’s Place Retail Stores [2]	6,800	338,844
Fielmann	4,700	434,412
Guess?	12,200	370,514
Lewis Group	59,500	512,790
Luk Fook Holdings (International)	85,000	178,333
Signet Jewelers	11,300	497,313
Tiffany & Co.	35,000	1,853,250
USS	7,000	756,122

		6,278,979

Textiles, Apparel & Luxury Goods - 1.3%
Daphne International Holdings	240,800	245,847
G-III Apparel Group [2]	15,665	371,104
Gildan Activewear	15,900	437,568
Stella International Holdings	568,200	1,409,945
Warnaco Group (The) [2]	25,000	1,064,500

		3,528,964

Total (Cost $27,320,312)		32,347,539

Consumer Staples – 1.4%
Beverages - 0.4%
National Beverage [2]	71,700	1,071,198

Food Products - 1.0%
Darling International [2]	102,500	1,690,225
First Resources	273,100	417,443
Sanderson Farms	2,200	100,804

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 75

Schedules of Investments

Royce Heritage Fund (continued)

	SHARES	VALUE

Consumer Staples (continued)
Food Products (continued)
Super Group	204,000	$339,136

		2,547,608

Total (Cost $2,835,202)		3,618,806

Energy – 4.9%
Energy Equipment & Services - 4.8%
C&J Energy Services [1,2]	33,400	617,900
CARBO Ceramics	750	57,548
Ensco Cl. A	1,800	84,546
Ensign Energy Services	24,800	341,027
Helmerich & Payne	56,970	2,477,056
Oil States International [2]	43,000	2,846,600
Pason Systems	90,900	1,328,545
RPC	51,300	609,957
TGS-NOPEC Geophysical	58,400	1,574,074
Total Energy Services	74,000	1,045,929
Trican Well Service	151,300	1,746,169

		12,729,351

Oil, Gas & Consumable Fuels - 0.1%
Energen Corporation	1,500	67,695
Swift Energy [2]	11,900	221,459

		289,154

Total (Cost $10,587,685)		13,018,505

Financials – 17.7%
Capital Markets - 13.7%
Affiliated Managers Group [2]	18,560	2,031,392
AllianceBernstein Holding L.P.	65,070	825,738
ARA Asset Management	620,000	702,065
Ashmore Group	651,000	3,572,542
Banque Privee Edmond de Rothschild	26	520,210
Blackstone Group L.P.	75,000	980,250
Cohen & Steers	48,400	1,670,284
Egyptian Financial Group-Hermes Holding
Company [2]	308,000	523,120
Federated Investors Cl. B	49,600	1,083,760
Invesco	93,700	2,117,620
Jupiter Fund Management	475,900	1,607,053
KKR & Co. L.P.	203,000	2,616,670
Lazard Cl. A	108,500	2,819,915
Reinet Investments [2]	7,355	134,370
SEI Investments	155,600	3,094,884
Sprott	336,400	1,635,576
T. Rowe Price Group	26,800	1,687,328
TD AMERITRADE Holding Corporation	130,000	2,210,000
Value Partners Group	3,581,500	1,754,738
VZ Holding	5,500	521,081
Waddell & Reed Financial Cl. A	43,600	1,320,208
† WisdomTree Investments [1,2]	450,700	2,961,099

		36,389,903

Diversified Financial Services - 1.9%
Bolsa Mexicana de Valores	801,800	1,579,594
Moody’s Corporation	30,230	1,104,906
Singapore Exchange	260,000	1,305,209
Warsaw Stock Exchange	100,000	1,146,867

		5,136,576

Insurance - 2.0%
Alleghany Corporation [2]	15,190	5,160,802

Real Estate Management & Development - 0.1%
E-House China Holdings ADR	59,000	324,500

Total (Cost $42,972,812)		47,011,781

Health Care – 4.0%
Biotechnology - 0.3%
Myriad Genetics [2]	27,900	663,183

Health Care Equipment & Supplies - 1.2%
Atrion Corporation	4,900	1,004,402
Carl Zeiss Meditec	57,000	1,373,830
IDEXX Laboratories [2]	5,500	528,715
Kossan Rubber Industries	324,997	330,032

		3,236,979

Health Care Providers & Services - 0.3%
Schein (Henry) [2]	10,700	839,843

Life Sciences Tools & Services - 1.6%
ICON ADR [2]	65,100	1,466,703
PerkinElmer	27,950	721,110
Techne Corporation	12,100	897,820
Waters Corporation [1,2]	13,250	1,052,978

		4,138,611

Pharmaceuticals - 0.6%
Adcock Ingram Holdings	105,000	773,253
Perrigo Company	1,900	224,067
Santen Pharmaceutical	16,300	668,501

		1,665,821

Total (Cost $8,973,712)		10,544,437

Industrials – 25.3%
Aerospace & Defense - 0.5%
HEICO Corporation	27,343	1,080,596
Teledyne Technologies [2]	4,100	252,765

		1,333,361

Air Freight & Logistics - 1.7%
Forward Air	89,800	2,897,846
UTi Worldwide	103,000	1,504,830

		4,402,676

Building Products - 1.3%
AAON	82,350	1,552,298
Simpson Manufacturing	63,000	1,859,130

		3,411,428

Commercial Services & Supplies - 1.5%
Brink’s Company (The)	20,280	470,090
Cintas Corporation	8,800	339,768
Ritchie Bros. Auctioneers	131,700	2,798,625
Team [2]	10,176	317,288

		3,925,771

76 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE

Industrials (continued)
Construction & Engineering - 3.4%
Chicago Bridge & Iron	2,300	$87,308
EMCOR Group	81,400	2,264,548
Fluor Corporation	27,700	1,366,718
Jacobs Engineering Group [2]	55,000	2,082,300
KBR	90,500	2,236,255
Pike Electric [2]	48,385	373,532
Quanta Services [2]	5,200	125,164
Raubex Group	245,000	401,149

		8,936,974

Electrical Equipment - 0.8%
AZZ	2,000	122,520
EnerSys [2]	4,000	140,280
GrafTech International [2]	139,100	1,342,315
Hubbell Cl. B	7,750	604,035

		2,209,150

Industrial Conglomerates - 0.6%
Raven Industries	25,200	1,753,668

Machinery - 6.6%
Astec Industries [2]	2,800	85,904
Burckhardt Compression Holding	4,000	1,026,733
Chart Industries [2]	1,600	110,016
Foster (L.B.) Company	51,600	1,476,276
Gardner Denver	31,300	1,656,083
Graham Corporation	9,900	184,338
Kaydon Corporation	44,400	949,716
Kennametal	87,030	2,885,045
Lincoln Electric Holdings	50,500	2,211,395
Pfeiffer Vacuum Technology	17,000	1,730,416
Spirax-Sarco Engineering	57,800	1,801,042
Timken Company (The)	2,500	114,475
Valmont Industries	26,920	3,256,512

		17,487,951

Marine - 0.0%
Kirby Corporation [2]	2,900	136,532

Professional Services - 6.2%
Advisory Board (The) [2]	79,600	3,947,364
Equifax	35,700	1,663,620
ManpowerGroup	78,725	2,885,271
Towers Watson & Company Cl. A	58,750	3,519,125
Verisk Analytics Cl. A [2]	91,000	4,482,660

		16,498,040

Road & Rail - 2.1%
Landstar System	71,100	3,677,292
Patriot Transportation Holding [2]	79,512	1,870,917

		5,548,209

Trading Companies & Distributors - 0.6%
Air Lease Cl. A [1,2]	78,200	1,516,298

Total (Cost $55,407,837)		67,160,058

Information Technology – 17.7%
Communications Equipment - 1.0%
ADTRAN	48,450	1,462,705
Comba Telecom Systems Holdings	1,099,700	460,866
Oplink Communications [2]	25,200	340,956
Plantronics	8,000	267,200

		2,531,727

Computers & Peripherals - 0.5%
Catcher Technology	41,600	281,567
Super Micro Computer [2]	30,500	483,730
Western Digital [2]	16,300	496,824

		1,262,121

Electronic Equipment, Instruments & Components - 7.4%
Amphenol Corporation Cl. A	16,900	928,148
Anixter International	35,900	1,904,495
Avnet [2]	13,500	416,610
AVX Corporation	52,500	561,225
China High Precision Automation
Group [1,6]	1,926,000	340,118
Cognex Corporation	72,300	2,288,295
Coherent [2]	58,200	2,520,060
FEI Company [2]	34,500	1,650,480
FLIR Systems	69,100	1,347,450
IPG Photonics [1,2]	74,879	3,263,976
Mercury Computer Systems [2]	26,800	346,524
Molex	25,000	598,500
Multi-Fineline Electronix [2]	12,995	320,197
National Instruments	75,750	2,034,645
Rofin-Sinar Technologies [2]	55,500	1,050,615

		19,571,338

Internet Software & Services - 0.4%
† Ancestry.com [1,2]	30,900	850,677
ValueClick [2]	17,285	283,301

		1,133,978

IT Services - 2.2%
CSE Global	545,400	343,907
Fiserv [2]	36,890	2,664,196
MAXIMUS	29,000	1,500,750
Sapient Corporation	119,800	1,206,386

		5,715,239

Office Electronics - 0.1%
Zebra Technologies Cl. A [2]	11,100	381,396

Semiconductors & Semiconductor Equipment - 4.5%
Aixtron ADR	4,500	64,395
Analog Devices	46,500	1,751,655
ASM International	13,100	497,788
Cymer [2]	40,100	2,363,895
Diodes [2]	98,300	1,845,091
Fairchild Semiconductor International [2]	6,800	95,880
Integrated Silicon Solution [2]	42,400	427,816
International Rectifier [2]	34,684	693,333
Lam Research [2]	2,000	75,480
MKS Instruments	11,300	326,909
Photronics [2]	86,600	528,260
RDA Microelectronics ADR [2]	46,410	465,956
Teradyne [2]	189,300	2,661,558
Veeco Instruments [1,2]	2,500	85,900

		11,883,916

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 77

Schedules of Investments

Royce Heritage Fund (continued)

	SHARES	VALUE

Information Technology (continued)
Software - 1.6%
Actuate Corporation [2]	54,200	$375,606
American Software Cl. A	31,730	252,254
ANSYS [2]	58,400	3,685,624

		4,313,484

Total (Cost $40,454,372)		46,793,199

Materials – 9.3%
Chemicals - 2.0%
Airgas	8,000	672,080
Cabot Corporation	34,060	1,386,242
Fufeng Group	305,200	115,952
Intrepid Potash [2]	33,100	753,356
Minerals Technologies	6,000	382,680
OM Group [2]	15,200	288,800
Sigma-Aldrich Corporation	9,140	675,720
Stepan Company	600	56,508
Victrex	40,000	797,768
Westlake Chemical	2,000	104,520

		5,233,626

Containers & Packaging - 0.9%
Boise	29,600	194,768
Greif Cl. A	52,700	2,160,700

		2,355,468

Metals & Mining - 5.8%
Allegheny Technologies	19,100	609,099
Allied Nevada Gold [2]	52,500	1,489,950
Compass Minerals International	15,000	1,144,200
Endeavour Mining [2]	80,400	175,315
Fresnillo	48,000	1,101,602
Globe Specialty Metals	37,500	503,625
Haynes International	7,700	392,238
Hochschild Mining	279,200	2,059,980
Horsehead Holding Corporation [2]	38,500	383,460
Major Drilling Group International	182,000	2,104,056
Nucor Corporation	46,000	1,743,400
Pan American Silver	57,600	972,864
Randgold Resources ADR	15,000	1,350,150
Reliance Steel & Aluminum	3,080	155,540
Seabridge Gold [2]	19,400	281,106
Sims Metal Management ADR	68,900	682,110
Universal Stainless & Alloy Products [2]	7,800	320,580

		15,469,275

Paper & Forest Products - 0.6%
China Forestry Holdings [6]	1,462,500	110,282
Stella-Jones	26,260	1,381,223

		1,491,505

Total (Cost $23,499,002)		24,549,874

Utilities – 0.1%
Gas Utilities - 0.1%
UGI Corporation	5,700	167,751

Total (Cost $160,321)		167,751

Miscellaneous[5] – 3.6%
Total (Cost $9,319,453)		9,618,362

TOTAL COMMON STOCKS
(Cost $221,530,708)		254,830,312

REPURCHASE AGREEMENT – 3.5%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $9,328,086 (collateralized
by obligations of various U.S. Government
Agencies, 3.25% due 6/30/16, valued at $9,520,000)
(Cost $9,328,000)		9,328,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 3.4%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0115%)
(Cost $8,913,537)		8,913,537

TOTAL INVESTMENTS – 103.1%
(Cost $239,772,245)		273,071,849

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.1)%		(8,244,943)

NET ASSETS – 100.0%		$264,826,906

78 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

Royce Opportunity Fund
	SHARES	VALUE

COMMON STOCKS – 93.7%

Consumer Discretionary – 18.5%
Auto Components - 1.5%
Cooper Tire & Rubber	342,293	$6,003,819
Dana Holding Corporation	422,836	5,416,529
† Fuel Systems Solutions [1,2]	218,200	3,641,758
Tower International [2]	514,105	5,398,103
Visteon Corporation [2]	140,300	5,261,250

		25,721,459

Automobiles - 0.2%
Winnebago Industries [2]	303,536	3,093,032

Distributors - 0.3%
VOXX International Cl. A [2]	521,594	4,861,256

Hotels, Restaurants & Leisure - 2.1%
Carrols Restaurant Group [2]	364,202	2,163,360
Einstein Noah Restaurant Group	253,252	4,447,105
Gaylord Entertainment [2]	37,600	1,449,856
Isle of Capri Casinos [1,2]	1,107,036	6,830,412
Jamba [2]	2,174,853	4,262,712
Kona Grill [1,2]	257,877	2,326,051
Krispy Kreme Doughnuts [2]	700,800	4,478,112
Orient-Express Hotels Cl. A [2]	1,282,011	10,730,432

		36,688,040

Household Durables - 3.8%
Comstock Holding Companies Cl. A [1,2,3]	1,290,590	1,690,673
Dixie Group [2,3]	819,019	3,112,272
Ethan Allen Interiors	264,800	5,277,464
Furniture Brands International [1,2]	1,901,425	2,357,767
Harman International Industries	92,500	3,663,000
Kid Brands [2]	796,560	1,593,120
La-Z-Boy [2]	912,241	11,211,442
M.D.C. Holdings	430,000	14,048,100
Standard Pacific [1,2]	1,282,000	7,935,580
Toll Brothers [1,2]	525,400	15,620,142

		66,509,560

Internet & Catalog Retail - 0.8%
dELiA*s [1,2]	1,509,576	2,339,843
Gaiam Cl. A [2]	790,614	3,083,394
1-800-FLOWERS.COM Cl. A [1,2]	850,927	2,969,735
Vitacost.com [1,2]	866,222	5,110,710

		13,503,682

Leisure Equipment & Products - 0.8%
Callaway Golf	863,626	5,104,030
Steinway Musical Instruments [2]	358,003	8,771,073

		13,875,103

Media - 2.3%
Ballantyne Strong [1,2]	566,207	3,380,256
Belo Corporation Cl. A	737,554	4,749,848
Harris Interactive [2]	2,263,397	2,557,638
Interpublic Group of Companies	165,200	1,792,420
Journal Communications Cl. A [2]	518,679	2,676,384
Martha Stewart Living Omnimedia Cl. A	1,228,557	4,177,094
McClatchy Company (The) Cl. A [2]	1,687,500	3,712,500
Media General Cl. A [1,2]	822,343	3,791,001
Meredith Corporation	205,662	6,568,844
New York Times Cl. A [1,2]	946,600	7,383,480

		40,789,465

Multiline Retail - 0.2%
Dillard’s Cl. A	72,900	4,642,272

Specialty Retail - 3.9%
bebe stores	1,082,521	6,354,398
Brown Shoe	634,059	8,185,702
Coldwater Creek [2]	1,030,200	562,489
Conn’s [1,2]	144,907	2,144,624
Haverty Furniture	432,526	4,831,315
Lithia Motors Cl. A	423,000	9,750,150
Lumber Liquidators Holdings [1,2]	192,900	6,518,091
MarineMax [2,3]	1,382,850	13,150,904
Penske Automotive Group	320,000	6,796,800
West Marine [2]	789,256	9,273,758

		67,568,231

Textiles, Apparel & Luxury Goods - 2.6%
† Delta Apparel [1,2]	142,235	1,942,930
Fifth & Pacific [1,2]	617,369	6,624,369
Hanesbrands [2]	184,600	5,118,958
Jones Group (The)	1,053,071	10,067,359
Quiksilver [2]	1,479,800	3,447,934
Skechers U.S.A. Cl. A [1,2]	319,800	6,514,326
Unifi [2,3]	1,040,849	11,792,819

		45,508,695

Total (Cost $325,268,691)		322,760,795

Consumer Staples – 1.3%
Food & Staples Retailing - 0.8%
Pantry (The) [1,2]	397,450	5,842,515
SUPERVALU	1,623,300	8,408,694

		14,251,209

Food Products - 0.1%
Inventure Foods [2]	253,832	1,599,142

Household Products - 0.4%
Central Garden & Pet [1,2]	696,300	7,227,594

Personal Products - 0.0%
Physicians Formula Holdings [2]	118,001	411,823

Total (Cost $27,364,575)		23,489,768

Energy – 4.3%
Energy Equipment & Services - 1.4%
Cal Dive International [2]	788,350	2,286,215
Hercules Offshore [2]	653,100	2,311,974
Key Energy Services [2]	476,500	3,621,400
Matrix Service [1,2]	724,787	8,226,332
Newpark Resources [1,2]	736,577	4,345,804
Union Drilling [2]	532,649	2,386,268
Willbros Group [2]	359,700	2,323,662

		25,501,655

Oil, Gas & Consumable Fuels - 2.9%
Goodrich Petroleum [1,2]	521,100	7,222,446
McMoRan Exploration [1,2]	427,202	5,412,649

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 79

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Overseas Shipholding Group [1,2]	314,750	$3,496,873
PDC Energy [2]	271,500	6,657,180
Penn Virginia	624,750	4,585,665
REX American Resources [2]	199,400	3,892,288
Scorpio Tankers [2]	334,689	2,138,663
StealthGas [2]	867,245	5,038,693
Stone Energy [1,2]	259,635	6,579,151
Swift Energy [1,2]	278,800	5,188,468

		50,212,076

Total (Cost $88,356,135)		75,713,731

Financials – 11.8%
Capital Markets - 1.7%
Evercore Partners Cl. A	210,500	4,923,595
GFI Group	186,300	663,228
Harris & Harris Group [2]	664,502	2,525,108
Janus Capital Group	539,200	4,216,544
Piper Jaffray [2]	412,000	9,653,160
Stifel Financial [2]	264,300	8,166,870

		30,148,505

Commercial Banks - 2.8%
BancorpSouth	352,000	5,111,040
Boston Private Financial Holdings	1,158,046	10,341,351
Columbia Banking System	177,800	3,346,196
First Bancorp	144,308	1,282,898
Guaranty Bancorp [1,2]	791,284	1,669,609
Old National Bancorp	327,500	3,933,275
Peapack-Gladstone Financial	56,027	868,979
State Bank Financial [2]	215,459	3,266,358
Sterling Bancorp	195,800	1,954,084
SVB Financial Group [2]	75,900	4,456,848
Umpqua Holdings	530,700	6,984,012
Valley National Bancorp	390,868	4,143,201
Virginia Commerce Bancorp [2]	185,667	1,565,173

		48,923,024

Insurance - 3.9%
Argo Group International Holdings	244,600	7,159,442
Fidelity National Financial Cl. A	437,800	8,432,028
Hilltop Holdings [2]	313,124	3,228,309
Kemper Corporation	345,700	10,630,275
MBIA [1,2]	1,001,610	10,827,404
Navigators Group [2]	221,919	11,107,046
Old Republic International	869,200	7,205,668
Tower Group	442,569	9,236,415

		67,826,587

Real Estate Investment Trusts (REITs) - 2.0%
LaSalle Hotel Properties	451,800	13,165,452
Mack-Cali Realty	334,550	9,725,368
PennyMac Mortgage Investment Trust	483,300	9,535,509
RAIT Financial Trust	451,600	2,086,392

		34,512,721

Real Estate Management & Development - 0.0%
Maui Land & Pineapple [2]	194,351	728,816

Thrifts & Mortgage Finance - 1.4%
Berkshire Hills Bancorp	140,000	3,080,000
Brookline Bancorp	247,600	2,191,260
First Financial Holdings	184,300	1,975,696
MGIC Investment [1,2]	1,612,785	4,644,821
Radian Group	1,453,100	4,780,699
Washington Federal	408,400	6,897,876

		23,570,352

Total (Cost $212,754,119)		205,710,005

Health Care – 2.8%
Health Care Equipment & Supplies - 1.2%
Analogic Corporation	90,100	5,586,200
AngioDynamics [2]	438,403	5,265,220
DGT Holdings [2]	88,041	968,451
Exactech [1,2]	306,282	5,136,349
Wright Medical Group [1,2]	150,876	3,221,203

		20,177,423

Health Care Providers & Services - 0.7%
Kindred Healthcare [2]	566,400	5,567,712
Select Medical Holdings [2]	410,600	4,151,166
Skilled Healthcare Group Cl. A [2]	500,890	3,145,589

		12,864,467

Life Sciences Tools & Services - 0.9%
Albany Molecular Research [1,2]	1,235,884	3,151,504
Cambrex Corporation [2]	1,306,054	12,289,968

		15,441,472

Total (Cost $47,849,830)		48,483,362

Industrials – 19.1%
Aerospace & Defense - 1.3%
GenCorp [2]	861,561	5,608,762
Hexcel Corporation [2]	291,847	7,526,734
Moog Cl. A [2]	216,491	8,951,903

		22,087,399

Airlines - 0.4%
JetBlue Airways [1,2]	653,300	3,462,490
Republic Airways Holdings [1,2]	685,047	3,802,011

		7,264,501

Building Products - 4.3%
Ameresco Cl. A [2]	318,390	3,798,393
American Woodmark [2]	442,360	7,564,356
Apogee Enterprises	854,616	13,733,679
† Builders FirstSource [1,2]	1,254,811	5,947,804
Insteel Industries	357,500	3,986,125
NCI Building Systems [2,3]	1,038,569	11,247,702
PGT [1,2]	1,189,200	3,603,276
Quanex Building Products	703,800	12,583,944
Trex Company [1,2]	430,040	12,939,904

		75,405,183

Commercial Services & Supplies - 1.0%
Interface Cl. A	523,800	7,139,394

80 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE

Industrials (continued)
Commercial Services & Supplies (continued)
TRC Companies [2,3]	1,703,682	$10,358,386

		17,497,780

Construction & Engineering - 2.8%
Aegion Corporation Cl. A [1,2]	491,711	8,796,710
Furmanite Corporation [2]	1,073,830	5,218,814
iShares Dow Jones US Home Construction Index Fund	487,100	8,183,280
† Layne Christensen [1,2]	265,481	5,492,802
MasTec [1,2]	467,208	7,026,808
Northwest Pipe [2]	444,735	10,789,271
Pike Electric [2]	456,021	3,520,482

		49,028,167

Electrical Equipment - 0.3%
GrafTech International [2]	214,800	2,072,820
Lime Energy [1,2]	666,640	1,513,273
Magnetek [2]	134,641	2,078,857

		5,664,950

Machinery - 5.3%
Albany International Cl. A	211,700	3,960,907
Barnes Group	235,349	5,716,627
CIRCOR International	272,080	9,275,207
Dynamic Materials	180,629	3,130,301
Federal Signal [2]	1,292,370	7,547,441
Flow International [1,2]	1,896,972	5,975,462
Hardinge	566,291	5,153,248
Hurco Companies [2]	200,095	4,099,947
Lydall [1,2]	705,500	9,538,360
Meritor [1,2]	1,050,906	5,485,729
Mueller Industries	214,500	9,135,555
Mueller Water Products Cl. A	1,678,275	5,806,831
NN [2]	328,389	3,352,852
Timken Company (The)	141,700	6,488,443
Trinity Industries	258,750	6,463,575
Wabash National [1,2]	149,000	986,380

		92,116,865

Marine - 0.4%
Diana Containerships	232,034	1,721,692
Diana Shipping [2]	689,000	5,360,420

		7,082,112

Professional Services - 0.4%
CTPartners Executive Search [2]	256,800	1,386,720
Hill International [2]	700,407	2,241,302
Hudson Global [2]	295,110	1,230,609
Korn/Ferry International [2]	102,300	1,468,005

		6,326,636

Road & Rail - 0.7%
Arkansas Best	420,539	5,298,792
Swift Transportation [2]	757,134	7,154,916

		12,453,708

Trading Companies & Distributors - 2.1%
Aceto Corporation	924,160	8,345,165
Beacon Roofing Supply [2]	189,700	4,784,234
Kaman Corporation	325,331	10,065,741
SeaCube Container Leasing	220,950	3,771,616
United Rentals [1,2]	251,192	8,550,576

		35,517,332

Transportation Infrastructure - 0.1%
Wesco Aircraft Holdings [1,2]	166,300	2,116,999

Total (Cost $289,072,260)		332,561,632

Information Technology – 22.6%
Communications Equipment - 2.3%
Aviat Networks [2]	1,754,792	4,913,418
† Ciena Corporation [1,2]	513,000	8,397,810
ClearOne Communications [2,3]	556,620	2,276,576
Harmonic [2]	819,450	3,490,857
Oclaro [1,2]	927,800	2,820,512
Oplink Communications [1,2]	364,229	4,928,018
Opnext [2]	677,206	853,280
Symmetricom [1,2]	1,211,304	7,255,711
UTStarcom Holdings [1,2]	2,713,502	3,229,067
Westell Technologies Cl. A [2]	556,074	1,323,456

		39,488,705

Computers & Peripherals - 1.5%
Avid Technology [1,2]	422,133	3,136,448
Concurrent Computer [1,2]	47,284	196,229
Cray [2]	699,359	8,448,257
Dot Hill Systems [1,2]	1,801,371	2,053,563
Intermec [1,2]	1,186,250	7,354,750
Interphase Corporation [2]	302,304	1,324,091
Intevac [1,2]	384,594	2,892,147
† Overland Storage [1,2]	632,400	1,188,912

		26,594,397

Electronic Equipment, Instruments & Components - 5.4%
Benchmark Electronics [2]	642,460	8,962,317
CTS Corporation	279,403	2,631,976
Echelon Corporation [2]	409,186	1,423,967
Evans & Sutherland Computer [2,4]	542,898	59,719
FEI Company [2]	193,875	9,274,980
Frequency Electronics [1,2]	181,770	1,468,702
Identive Group [1,2]	958,575	897,610
Ingram Micro Cl. A [2]	189,000	3,301,830
KEMET Corporation [1,2]	1,134,554	6,818,670
Maxwell Technologies [2]	502,961	3,299,424
Mercury Computer Systems [1,2]	344,097	4,449,174
Newport Corporation [2]	615,284	7,395,714
Park Electrochemical	383,000	9,912,040
Planar Systems [2,3]	1,554,792	2,565,407
Sanmina-SCI Corporation [2]	1,129,865	9,253,594
SigmaTron International [1,2,3]	344,172	1,152,976
TTM Technologies [2]	567,900	5,343,939
Viasystems Group [2]	285,808	4,858,736
Vishay Intertechnology [2]	667,023	6,290,027
Zygo Corporation [2]	292,834	5,230,015

		94,590,817

Internet Software & Services - 2.5%
AOL [1,2]	249,016	6,992,369
Autobytel [2]	1,803,010	1,357,666
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 81

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE

Information Technology (continued)
Internet Software & Services (continued)
Blucora [2]	438,530	$5,402,690
EarthLink	1,264,600	9,408,624
† KIT digital [1,2]	396,600	1,701,414
† Monster Worldwide [1,2]	687,500	5,843,750
QuinStreet [1,2]	225,811	2,091,010
Support.com [2]	1,033,585	3,297,136
ValueClick [2]	473,691	7,763,795
WebMediaBrands [2]	660,609	416,184

		44,274,638

IT Services - 1.3%
CIBER [2]	1,223,272	5,272,302
† Lender Processing Services	378,944	9,579,705
† Unisys Corporation [1,2]	416,600	8,144,530

		22,996,537

Semiconductors & Semiconductor Equipment - 8.0%
Advanced Energy Industries [2]	564,488	7,575,429
Alpha & Omega Semiconductor [2]	788,600	7,215,690
ANADIGICS [1,2]	2,233,514	4,042,660
ATMI [2]	412,000	8,474,840
Axcelis Technologies [2]	1,010,094	1,212,113
AXT [2]	629,230	2,485,458
Brooks Automation	1,049,400	9,906,336
BTU International [2,3]	690,763	1,837,430
Cohu	278,409	2,828,635
Cree [1,2]	223,600	5,739,812
Exar Corporation [2]	426,385	3,479,302
Fairchild Semiconductor International [2]	732,520	10,328,532
FormFactor [1,2]	418,161	2,705,502
Integrated Silicon Solution [2]	290,775	2,933,920
International Rectifier [2]	540,702	10,808,633
Kulicke & Soffa Industries [2]	758,700	6,767,604
LTX-Credence Corporation [2]	851,906	5,707,770
MEMC Electronic Materials [1,2]	1,817,834	3,944,700
Mindspeed Technologies [1,2]	733,300	1,803,918
Nanometrics [1,2]	623,242	9,572,997
Pericom Semiconductor [1,2]	1,182,829	10,645,461
Rudolph Technologies [1,2]	425,111	3,706,968
SemiLEDs Corporation [1,2]	599,356	1,852,010
Spire Corporation [2,3]	505,783	300,941
SunPower Corporation [1,2]	841,153	4,045,946
TriQuint Semiconductor [2]	954,900	5,251,950
Ultra Clean Holdings [2]	281,406	1,809,440
Vitesse Semiconductor [1,2]	873,893	2,315,816

		139,299,813

Software - 1.6%
Actuate Corporation [1,2]	736,983	5,107,292
American Software Cl. A	163,899	1,302,997
Aspen Technology [2]	215,635	4,991,950
Bottomline Technologies [1,2]	165,700	2,990,885
Cinedigm Digital Cinema Cl. A [2]	1,567,736	2,351,604
Mentor Graphics [1,2]	587,900	8,818,500
Smith Micro Software [2]	1,084,892	1,996,202

		27,559,430

Total (Cost $441,300,815)		394,804,337

Materials – 10.0%
Chemicals - 5.0%
Chemtura Corporation [2]	477,350	6,921,575
Cytec Industries	150,863	8,846,606
Ferro Corporation [1,2]	1,549,395	7,437,096
H.B. Fuller Company	225,700	6,928,990
Material Sciences [2]	491,727	4,032,161
Minerals Technologies	90,600	5,778,468
OM Group [1,2]	536,100	10,185,900
PolyOne Corporation	756,300	10,346,184
Quaker Chemical	222,867	10,298,684
Spartech Corporation [1,2,3]	1,741,540	9,003,762
Zoltek Companies [1,2]	895,450	8,085,914

		87,865,340

Construction Materials - 0.7%
Texas Industries [1,2]	299,377	11,678,697

Containers & Packaging - 0.4%
Boise	1,008,300	6,634,614

Metals & Mining - 3.1%
Carpenter Technology	102,181	4,888,339
Century Aluminum [1,2]	1,033,600	7,576,288
Commercial Metals	735,261	9,293,699
Haynes International	149,944	7,638,147
Kaiser Aluminum	268,300	13,908,672
RTI International Metals [1,2]	438,000	9,911,940

		53,217,085

Paper & Forest Products - 0.8%
Louisiana-Pacific Corporation [2]	1,294,800	14,087,424

Total (Cost $148,286,723)		173,483,160

Telecommunication Services – 0.6%
Diversified Telecommunication Services - 0.6%
General Communication Cl. A [1,2]	330,937	2,750,087
Iridium Communications [1,2]	814,846	7,301,020

Total (Cost $8,339,969)		10,051,107

Miscellaneous [5] – 2.7%
Total (Cost $41,990,142)		47,239,036

TOTAL COMMON STOCKS
(Cost $1,630,583,259)		1,634,296,933

PREFERRED STOCK – 0.3%
Hovnanian Enterprises 7.25% Conv. (Cost $5,740,613)	273,100	4,437,875

82 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

VALUE

REPURCHASE AGREEMENT – 6.1%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $106,391,975 (collateralized
by obligations of various U.S. Government
Agencies, 0.875% due 11/30/16, valued at
$108,519,450)
(Cost $106,391,000)	$106,391,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 7.2%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0115%)
(Cost $125,418,345)	125,418,345

TOTAL INVESTMENTS – 107.3%
(Cost $1,868,133,217)	1,870,544,153

LIABILITIES LESS CASH
AND OTHER ASSETS – (7.3)%	(126,841,374)

NET ASSETS – 100.0%	$1,743,702,779

Royce Special Equity Fund

	SHARES	VALUE

COMMON STOCKS – 89.0%

Consumer Discretionary – 22.8%
Auto Components - 2.5%
Dorman Products [1,2,3]	2,819,660	$70,745,269

Diversified Consumer Services - 1.6%
† Sotheby’s	1,292,600	43,121,136

Hotels, Restaurants & Leisure - 0.7%
Bowl America Cl. A [3]	342,575	4,299,316
Frisch’s Restaurants [3]	505,100	14,314,534

		18,613,850

Household Durables - 0.7%
CSS Industries [3]	974,100	20,017,755

Media - 4.4%
Meredith Corporation	2,129,000	68,000,260
† Scholastic Corporation [3]	1,885,643	53,099,707

		121,099,967

Specialty Retail - 12.9%
American Eagle Outfitters	5,187,082	102,341,128
Bed Bath & Beyond [2]	1,393,000	86,087,400
Buckle (The)	890,402	35,233,207
Children’s Place Retail Stores [2,3]	1,283,838	63,973,648
Finish Line (The) Cl. A [3]	3,284,700	68,683,077

		356,318,460

Textiles, Apparel & Luxury Goods - 0.0%
Movado Group	41,999	1,050,815

Total (Cost $514,912,177)		630,967,252

Consumer Staples – 6.8%
Beverages - 0.4%
National Beverage [2]	656,551	9,808,872

Food & Staples Retailing - 2.2%
Arden Group Cl. A [3]	219,000	19,098,990
Weis Markets	949,014	42,250,103

		61,349,093

Food Products - 4.2%
J&J Snack Foods	609,900	36,045,090
Lancaster Colony	1,139,389	81,135,891

		117,180,981

Total (Cost $136,897,925)		188,338,946

Health Care – 5.4%
Health Care Equipment & Supplies - 1.5%
Atrion Corporation [3]	166,433	34,115,436
Utah Medical Products [3]	186,030	6,237,586

		40,353,022

Health Care Providers & Services - 0.2%
Owens & Minor	205,250	6,286,808

Life Sciences Tools & Services - 3.7%
Bio-Rad Laboratories Cl. A [2]	1,027,785	102,788,778

Total (Cost $118,775,353)		149,428,608

Industrials – 22.0%
Aerospace & Defense - 1.6%
National Presto Industries [3]	651,500	45,455,155

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 83

Schedules of Investments

Royce Special Equity Fund (continued)

	SHARES	VALUE

Industrials (continued)
Commercial Services & Supplies - 3.2%
UniFirst Corporation [3]	1,384,137	$88,238,734

Electrical Equipment - 8.0%
† EnerSys [2]	2,002,900	70,241,703
Hubbell Cl. B	1,240,500	96,684,570
Regal-Beloit	870,500	54,197,330

		221,123,603

Industrial Conglomerates - 1.3%
Standex International [3]	839,600	35,741,772

Machinery - 3.3%
Ampco-Pittsburgh [3]	984,500	18,045,885
Foster (L.B.) Company [3]	928,875	26,575,114
Hurco Companies [2,3]	433,679	8,886,082
Kaydon Corporation	1,266,300	27,086,157
Mueller Industries	253,620	10,801,676

		91,394,914

Professional Services - 1.2%
Towers Watson & Company Cl. A	540,285	32,363,072

Trading Companies & Distributors - 3.4%
Applied Industrial Technologies [3]	2,177,952	80,257,531
Watsco	169,150	12,483,270

		92,740,801

Total (Cost $511,201,293)		607,058,051

Information Technology – 21.0%
Communications Equipment - 2.4%
Plantronics	1,970,000	65,798,000

Computers & Peripherals - 0.3%
Rimage Corporation [3]	982,738	7,861,904

Electronic Equipment, Instruments & Components - 10.6%
AVX Corporation	7,862,400	84,049,056
Littelfuse	1,145,977	65,194,631
Mesa Laboratories	145,944	6,784,937
Molex Cl. A	3,784,268	76,555,742
Park Electrochemical [3]	2,011,012	52,044,991
Vishay Intertechnology [2]	995,070	9,383,510

		294,012,867

IT Services - 3.3%
Computer Services [4]	645,914	20,669,248
NeuStar Cl. A [2]	1,510,100	50,437,340
Total System Services	899,566	21,526,614

		92,633,202

Office Electronics - 0.5%
Zebra Technologies Cl. A [2]	403,875	13,877,145

Semiconductors & Semiconductor Equipment - 3.9%
† Entegris [1,2]	2,636,400	22,514,856
Teradyne [2]	6,032,000	84,809,920

		107,324,776

Total (Cost $557,433,326)		581,507,894

Materials – 11.0%
Chemicals - 7.7%
Hawkins [3]	916,625	34,996,742
Minerals Technologies [3]	1,268,900	80,930,442
Schulman (A.) [3]	1,584,500	31,452,325
Stepan Company [3]	692,200	65,191,396

		212,570,905

Containers & Packaging - 0.7%
Sonoco Products	675,200	20,357,280

Metals & Mining - 0.1%
Central Steel & Wire [4]	3,734	2,520,450

Paper & Forest Products - 2.5%
Clearwater Paper [1,2,3]	2,002,000	68,308,240

Total (Cost $269,559,472)		303,756,875

TOTAL COMMON STOCKS
(Cost $2,108,779,546)		2,461,057,626

REPURCHASE AGREEMENT – 10.8%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $299,545,746 (collateralized
by obligations of various U.S. Government
Agencies, 0.875%-2.625% due 5/7/13-4/30/18,
valued at $305,536,008)
(Cost $299,543,000)		299,543,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.0%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0115%)
(Cost $153,750)		153,750

TOTAL INVESTMENTS – 99.8%
(Cost $2,408,476,296)		2,760,754,376

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.2%		4,281,952

NET ASSETS – 100.0%		$2,765,036,328

84 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

Royce Value Fund

	SHARES	VALUE

COMMON STOCKS – 99.2%
Consumer Discretionary – 18.2%
Automobiles - 1.3%
Thor Industries	651,540	$17,858,711

Hotels, Restaurants & Leisure - 0.0%
International Speedway Cl. A	17,243	451,422

Specialty Retail - 15.6%
American Eagle Outfitters	1,118,165	22,061,396
Ascena Retail Group [2]	2,166,034	40,331,553
Buckle (The)	978,426	38,716,317
GameStop Corporation Cl. A	2,631,526	48,314,817
Guess?	1,054,232	32,017,026
Jos. A. Bank Clothiers [2]	910,442	38,657,367

		220,098,476

Textiles, Apparel & Luxury Goods - 1.3%
† Deckers Outdoor [1,2]	94,100	4,141,341
Steven Madden [2]	457,714	14,532,420

		18,673,761

Total (Cost $237,370,746)		257,082,370

Consumer Staples – 1.7%
Food Products - 0.7%
Hormel Foods	349,088	10,619,257

Personal Products - 1.0%
Nu Skin Enterprises Cl. A	300,000	14,070,000

Total (Cost $18,090,270)		24,689,257

Energy – 11.3%
Energy Equipment & Services - 9.1%
Atwood Oceanics [2]	166,238	6,290,446
Helmerich & Payne	941,856	40,951,899
Oil States International [2]	149,100	9,870,420
Trican Well Service	1,925,500	22,222,400
Unit Corporation [2]	1,360,659	50,194,710

		129,529,875

Oil, Gas & Consumable Fuels - 2.2%
Cimarex Energy	169,192	9,325,863
Energen Corporation	469,616	21,193,770

		30,519,633

Total (Cost $177,396,862)		160,049,508

Financials – 17.2%
Capital Markets - 9.3%
Affiliated Managers Group [2]	139,418	15,259,300
Ashmore Group	6,261,900	34,363,906
Federated Investors Cl. B	1,596,826	34,890,648
Knight Capital Group Cl. A [2]	2,158,532	25,772,872
Partners Group Holding	68,990	12,265,156
Value Partners Group	20,000,000	9,798,903

		132,350,785

Insurance - 7.9%
Allied World Assurance Company Holdings	336,171	26,715,509
Alterra Capital Holdings	278,437	6,501,504
Aspen Insurance Holdings	622,501	17,990,279
PartnerRe	218,089	16,502,795
Reinsurance Group of America	818,799	43,568,295

		111,278,382

Total (Cost $229,541,059)		243,629,167

Health Care – 6.2%
Health Care Providers & Services - 6.2%
Chemed Corporation	654,642	39,566,562
Magellan Health Services [2]	217,035	9,838,197
MEDNAX [2]	553,135	37,911,873

Total (Cost $76,782,361)		87,316,632

Industrials – 9.2%
Aerospace & Defense - 0.8%
† Cubic Corporation	237,174	11,403,326

Building Products - 0.6%
Simpson Manufacturing	297,200	8,770,372

Construction & Engineering - 1.3%
Jacobs Engineering Group [2]	502,500	19,024,650

Electrical Equipment - 1.0%
GrafTech International [2]	1,420,125	13,704,206

Machinery - 4.2%
Gardner Denver	166,375	8,802,901
Kennametal	781,114	25,893,929
Lincoln Electric Holdings	409,770	17,943,828
Pfeiffer Vacuum Technology	59,089	6,014,621

		58,655,279

Trading Companies & Distributors - 1.3%
Applied Industrial Technologies	507,290	18,693,637

Total (Cost $121,939,634)		130,251,470

Information Technology – 15.0%
Communications Equipment - 2.5%
NETGEAR [2]	672,822	23,219,087
Plantronics	371,500	12,408,100

		35,627,187

Electronic Equipment, Instruments & Components - 2.9%
Littelfuse	241,658	13,747,924
Molex Cl. A	621,566	12,574,280
Rofin-Sinar Technologies [2]	106,926	2,024,109
† Vishay Intertechnology [2]	1,318,742	12,435,737

		40,782,050

IT Services - 1.9%
ManTech International Cl. A	1,078,224	25,305,917
MAXIMUS	17,600	910,800

		26,216,717

Semiconductors & Semiconductor Equipment - 7.7%
Cabot Microelectronics	213,550	6,237,795
Lam Research [2]	318,200	12,008,868
MKS Instruments	894,404	25,875,108
Teradyne [2]	3,480,327	48,933,398

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 85

Schedules of Investments

Royce Value Fund (continued)

	SHARES	VALUE

Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Veeco Instruments [1,2]	481,500	$16,544,340

		109,599,509

Total (Cost $239,063,212)		212,225,463

Materials – 18.0%
Chemicals - 4.2%
LSB Industries [2]	631,413	19,516,976
Westlake Chemical	765,370	39,998,236

		59,515,212

Metals & Mining - 13.8%
Allied Nevada Gold [2]	1,283,000	36,411,540
Centamin [2]	6,821,600	7,504,363
Hochschild Mining	1,680,000	12,395,293
Major Drilling Group International	2,400,300	27,749,268
Pan American Silver	1,275,430	21,542,013
Reliance Steel & Aluminum	831,500	41,990,750
Schnitzer Steel Industries Cl. A	676,100	18,944,322
Seabridge Gold [2]	956,000	13,852,440
Silver Standard Resources [2]	1,281,101	14,399,575

		194,789,564

Total (Cost $294,262,120)		254,304,776

Miscellaneous [5] – 2.4%
Total (Cost $34,402,899)		34,383,087

TOTAL COMMON STOCKS
(Cost $1,428,849,163)		1,403,931,730

REPURCHASE AGREEMENT – 2.6%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $37,422,343 (collateralized
by obligations of various U.S. Government
Agencies, 3.25% due 6/30/16, valued at
$38,175,200)
(Cost $37,422,000)		37,422,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.2%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0115%)
(Cost $16,434,818)		16,434,818

TOTAL INVESTMENTS – 103.0%
(Cost $1,482,705,981)		1,457,788,548

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.0)%		(42,426,780)

NET ASSETS – 100.0%		$1,415,361,768

Royce Value Plus Fund

	SHARES	VALUE

COMMON STOCKS – 96.3%

Consumer Discretionary – 9.0%
Hotels, Restaurants & Leisure - 1.0%
Buffalo Wild Wings [1,2]	144,000	$12,476,160
Cosi [1,2,3]	6,833,773	4,853,345

		17,329,505

Household Durables - 0.4%
† iRobot Corporation [1,2]	324,000	7,176,600

Multiline Retail - 1.1%
Dollar Tree [2]	346,000	18,614,800

Specialty Retail - 1.7%
† Lumber Liquidators Holdings [1,2]	378,100	12,775,999
Tractor Supply	201,000	16,695,060

		29,471,059

Textiles, Apparel & Luxury Goods - 4.8%
Carter’s [2]	557,200	29,308,720
Coach	328,500	19,210,680
Gildan Activewear	1,233,342	33,941,572

		82,460,972

Total (Cost $110,551,526)		155,052,936

Consumer Staples – 2.3%
Food & Staples Retailing - 0.3%
United Natural Foods [2]	105,517	5,788,663

Food Products - 2.0%
Darling International [2]	863,262	14,235,190
Sanderson Farms	276,671	12,677,065
Snyders-Lance	290,000	7,316,700

		34,228,955

Total (Cost $29,899,338)		40,017,618

Energy – 3.6%
Energy Equipment & Services - 1.8%
Helmerich & Payne	88,000	3,826,240
Pason Systems	934,000	13,650,840
Trican Well Service	680,800	7,857,185
Unit Corporation [2]	127,400	4,699,786

		30,034,051

Oil, Gas & Consumable Fuels - 1.8%
Energy Partners [2]	841,160	14,215,604
Sprott Resource [2]	1,515,000	5,907,621
Whiting Petroleum [2]	273,000	11,225,760

		31,348,985

Total (Cost $66,973,367)		61,383,036

Financials – 13.7%
Capital Markets - 7.5%
Affiliated Managers Group [2]	189,000	20,686,050
Ashmore Group	2,180,000	11,963,352
Manning & Napier	425,000	6,047,750
Northern Trust	471,000	21,675,420
Partners Group Holding	65,000	11,555,807
Raymond James Financial	605,000	20,715,200

86 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE

Financials (continued)
Capital Markets (continued)
Sprott	1,951,000	$9,485,758
U.S. Global Investors Cl. A	464,541	2,030,044
Value Partners Group	18,128,500	8,881,971
Waddell & Reed Financial Cl. A	519,000	15,715,320

		128,756,672

Commercial Banks - 3.3%
Associated Banc-Corp	1,045,000	13,783,550
Columbia Banking System	255,000	4,799,100
Enterprise Financial Services	730,800	8,009,568
Fifth Third Bancorp	1,101,800	14,764,120
Umpqua Holdings	1,162,300	15,295,868

		56,652,206

Consumer Finance - 0.7%
† Netspend Holdings [1,2]	1,348,000	12,388,120

Diversified Financial Services - 1.0%
PICO Holdings [2]	737,222	16,521,145

Thrifts & Mortgage Finance - 1.2%
Berkshire Hills Bancorp	886,700	19,507,400

Total (Cost $244,195,632)		233,825,543

Health Care – 8.8%
Biotechnology - 3.5%
† Celldex Therapeutics [1,2]	300,000	1,557,000
Cubist Pharmaceuticals [1,2]	395,000	14,974,450
Myriad Genetics [2]	1,357,000	32,255,890
Rigel Pharmaceuticals [2]	1,150,000	10,695,000

		59,482,340

Health Care Equipment & Supplies - 2.9%
Cerus Corporation [1,2,3]	2,884,500	9,576,540
NuVasive [1,2]	618,400	15,682,624
Thoratec Corporation [2]	723,900	24,308,562

		49,567,726

Health Care Providers & Services - 0.5%
Healthways [2]	1,135,000	9,057,300

Life Sciences Tools & Services - 0.8%
PerkinElmer	530,000	13,674,000

Pharmaceuticals - 1.1%
UCB	369,000	18,620,332

Total (Cost $137,595,288)		150,401,698

Industrials – 18.7%
Aerospace & Defense - 0.3%
AeroVironment [2]	197,000	5,183,070

Building Products - 1.0%
Quanex Building Products	901,533	16,119,410

Commercial Services & Supplies - 2.2%
† Heritage-Crystal Clean [1,2]	701,028	11,461,808
Ritchie Bros. Auctioneers	426,600	9,065,250
UniFirst Corporation	266,400	16,983,000

		37,510,058

Construction & Engineering - 1.8%
Dycom Industries [2]	389,000	7,239,290
MYR Group [2]	498,608	8,506,253
Quanta Services [2]	641,000	15,428,870

		31,174,413

Electrical Equipment - 1.2%
Acuity Brands	408,095	20,776,116

Industrial Conglomerates - 2.0%
Carlisle Companies	638,900	33,874,478

Machinery - 3.3%
Chart Industries [2]	204,000	14,027,040
Tennant Company	199,502	7,970,105
Valmont Industries	285,400	34,524,838

		56,521,983

Professional Services - 2.3%
Robert Half International	1,138,800	32,535,516
† WageWorks [1,2]	497,665	7,494,835

		40,030,351

Road & Rail - 2.5%
Celadon Group [3]	1,234,800	20,226,024
Knight Transportation	725,100	11,594,349
Werner Enterprises	464,000	11,084,960

		42,905,333

Trading Companies & Distributors - 2.1%
Grainger (W.W.)	89,600	17,135,104
Watsco	251,100	18,531,180

		35,666,284

Total (Cost $260,649,287)		319,761,496

Information Technology – 22.3%
Communications Equipment - 3.0%
Digi International [2]	886,600	9,078,784
EXFO [2]	1,952,500	9,742,975
Infinera Corporation [1,2]	1,328,833	9,089,218
NETGEAR [2]	480,820	16,593,098
Oplink Communications [2]	503,212	6,808,458

		51,312,533

Electronic Equipment, Instruments & Components - 6.6%
Fabrinet [1,2]	489,700	6,145,735
FARO Technologies [2]	331,344	13,942,956
GSI Group [2]	1,095,238	12,551,427
IPG Photonics [1,2]	673,732	29,367,978
Littelfuse	186,744	10,623,866
Mercury Computer Systems [2,3]	1,727,749	22,339,795
Rogers Corporation [2]	435,143	17,236,014

		112,207,771

Internet Software & Services - 1.8%
Bankrate [1,2]	833,127	15,321,205
Liquidity Services [2]	308,436	15,788,839

		31,110,044

IT Services - 1.8%
† CoreLogic [2]	1,332,929	24,405,930
ExlService Holdings [2]	237,000	5,839,680

		30,245,610

Semiconductors & Semiconductor Equipment - 8.9%
Analog Devices	630,000	23,732,100

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 87

Schedules of Investments

Royce Value Plus Fund (continued)

	SHARES	VALUE

Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
International Rectifier [2]	1,442,048	$28,826,539
Lattice Semiconductor [2]	2,971,700	11,203,309
LSI Corporation [2]	4,436,000	28,257,320
Micrel	1,680,901	16,018,987
Teradyne [2]	2,096,000	29,469,760
Ultratech [2]	461,400	14,534,100

		152,042,115

Software - 0.2%
† Splunk [1,2]	154,800	4,349,880

Total (Cost $352,262,748)		381,267,953

Materials – 14.4%
Chemicals - 2.3%
Calgon Carbon [2]	927,000	13,181,940
LSB Industries [1,2]	460,643	14,238,475
Westlake Chemical	225,091	11,763,256

		39,183,671

Construction Materials - 0.9%
† Eagle Materials	445,000	16,616,300

Metals & Mining - 11.2%
Alamos Gold	1,182,600	18,469,050
Allied Nevada Gold [2]	567,400	16,102,812
Centamin [2]	3,000,000	3,300,265
Detour Gold [2]	472,000	9,508,614
Globe Specialty Metals	823,300	11,056,919
Gryphon Minerals [2]	1,350,000	946,857
Hochschild Mining	1,448,000	10,683,562
Horsehead Holding Corporation [2]	1,476,353	14,704,476
Major Drilling Group International	923,000	10,670,572
McEwen Mining [1,2]	1,250,000	3,762,500
Medusa Mining	1,528,000	7,579,219
Pretium Resources [2]	778,600	10,749,853
Reliance Steel & Aluminum	459,100	23,184,550
Tahoe Resources [2]	459,000	6,346,823
Talison Lithium [2]	3,046,000	11,309,184
Worthington Industries	1,609,488	32,946,219

		191,321,475

Total (Cost $258,334,851)		247,121,446

Miscellaneous [5] – 3.5%
Total (Cost $59,550,529)		59,261,194

TOTAL COMMON STOCKS
(Cost $1,520,012,566)		1,648,092,920

REPURCHASE AGREEMENT – 4.4%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $75,045,688 (collateralized
by obligations of various U.S. Government
Agencies, 3.25% due 6/30/16, valued at
$76,546,400)
(Cost $75,045,000)		75,045,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 5.0%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0115%)
(Cost $85,720,096)		85,720,096

TOTAL INVESTMENTS – 105.7%
(Cost $1,680,777,662)		1,808,858,016

LIABILITIES LESS CASH
AND OTHER ASSETS – (5.7)%		(97,253,893)

NET ASSETS – 100.0%		$1,711,604,123

88 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

Royce 100 Fund

	SHARES	VALUE

COMMON STOCKS – 98.7%

Consumer Discretionary – 13.6%
Auto Components - 1.4%
Drew Industries [2]	174,956	$4,872,525

Distributors - 0.6%
LKQ Corporation [2]	68,000	2,271,200

Diversified Consumer Services - 0.8%
Sotheby’s	80,300	2,678,808

Household Durables - 5.2%
Ethan Allen Interiors	130,100	2,592,893
Harman International Industries	109,100	4,320,360
Mohawk Industries [2]	76,715	5,357,008
NVR [2]	7,200	6,120,000

		18,390,261

Media - 2.1%
DreamWorks Animation SKG Cl. A [1,2]	199,000	3,792,940
Morningstar	61,872	3,578,677

		7,371,617

Specialty Retail - 1.2%
Ascena Retail Group [2]	237,000	4,412,940

Textiles, Apparel & Luxury Goods - 2.3%
Carter’s [2]	12,000	631,200
Columbia Sportswear	56,800	3,045,616
Warnaco Group (The) [2]	107,000	4,556,060

		8,232,876

Total (Cost $39,777,044)		48,230,227

Consumer Staples – 2.0%
Food Products - 2.0%
Darling International [2]	212,800	3,509,072
Sanderson Farms	75,700	3,468,574

Total (Cost $5,612,749)		6,977,646

Energy – 8.8%
Energy Equipment & Services - 8.8%
Ensign Energy Services	201,500	2,770,848
Helmerich & Payne	115,325	5,014,331
Oil States International [2]	66,500	4,402,300
Pason Systems	270,300	3,950,559
SEACOR Holdings [2]	41,500	3,709,270
ShawCor Cl. A	152,900	5,534,196
Trican Well Service	265,200	3,060,701
Unit Corporation [2]	73,200	2,700,348

Total (Cost $23,481,711)		31,142,553

Financials – 10.7%
Capital Markets - 8.9%
Affiliated Managers Group [2]	46,997	5,143,822
AllianceBernstein Holding L.P.	235,569	2,989,370
Federated Investors Cl. B	231,700	5,062,645
KKR & Co. L.P.	145,000	1,869,050
Knight Capital Group Cl. A [2]	294,300	3,513,942
Lazard Cl. A	170,800	4,439,092
SEI Investments	249,000	4,952,610
Waddell & Reed Financial Cl. A	115,900	3,509,452

		31,479,983

Diversified Financial Services - 1.8%
Interactive Brokers Group	313,700	4,617,664
NASDAQ OMX Group (The)	75,000	1,700,250

		6,317,914

Total (Cost $40,541,645)		37,797,897

Health Care – 3.0%
Life Sciences Tools & Services - 3.0%
Bio-Rad Laboratories Cl. A [2]	32,500	3,250,325
ICON ADR [2]	113,900	2,566,167
PerkinElmer	187,900	4,847,820

Total (Cost $9,081,803)		10,664,312

Industrials – 28.1%
Aerospace & Defense - 2.1%
HEICO Corporation Cl. A	148,140	4,778,996
Teledyne Technologies [2]	45,000	2,774,250

		7,553,246

Air Freight & Logistics - 2.4%
Forward Air	158,800	5,124,476
UTi Worldwide	223,900	3,271,179

		8,395,655

Building Products - 0.8%
Simpson Manufacturing	95,500	2,818,205

Commercial Services & Supplies - 0.3%
Brink’s Company (The)	44,615	1,034,176

Construction & Engineering - 3.6%
EMCOR Group	137,300	3,819,686
Jacobs Engineering Group [2]	105,000	3,975,300
KBR	204,500	5,053,195

		12,848,181

Electrical Equipment - 3.6%
AZZ	84,900	5,200,974
GrafTech International [2]	450,100	4,343,465
Regal-Beloit	49,500	3,081,870

		12,626,309

Machinery - 6.3%
CLARCOR	25,000	1,204,000
Kaydon Corporation	134,500	2,876,955
Kennametal	161,900	5,366,985
Lincoln Electric Holdings	60,000	2,627,400
Valmont Industries	56,200	6,798,514
Wabtec Corporation	44,700	3,487,047

		22,360,901

Professional Services - 5.9%
Advisory Board (The) [2]	89,082	4,417,576
CRA International [2]	152,313	2,237,478
ManpowerGroup	90,266	3,308,249
Robert Half International	110,000	3,142,700
Verisk Analytics Cl. A [2]	156,800	7,723,968

		20,829,971

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 89

Schedules of Investments

Royce 100 Fund (continued)

	SHARES	VALUE

Industrials (continued)
Road & Rail - 0.8%
Landstar System	51,600	$2,668,752

Trading Companies & Distributors - 2.3%
Applied Industrial Technologies	111,300	4,101,405
MSC Industrial Direct Cl. A	61,500	4,031,325

		8,132,730

Total (Cost $79,917,022)		99,268,126

Information Technology – 20.9%
Communications Equipment - 1.3%
ADTRAN	155,800	4,703,602

Computers & Peripherals - 1.0%
Diebold	90,500	3,340,355

Electronic Equipment, Instruments & Components - 11.7%
Coherent [2]	108,700	4,706,710
Dolby Laboratories Cl. A [2]	70,000	2,891,000
DTS [2]	150,600	3,927,648
FARO Technologies [2]	93,887	3,950,765
FEI Company [2]	57,500	2,750,800
FLIR Systems	143,900	2,806,050
IPG Photonics [1,2]	117,786	5,134,292
Littelfuse	45,000	2,560,050
National Instruments	193,200	5,189,352
Plexus Corporation [2]	113,400	3,197,880
Rofin-Sinar Technologies [2]	229,500	4,344,435

		41,458,982

IT Services - 1.0%
Sapient Corporation	357,900	3,604,053

Semiconductors & Semiconductor Equipment - 3.8%
Cabot Microelectronics	95,200	2,780,792
Cymer [2]	100,500	5,924,475
Diodes [2]	125,000	2,346,250
International Rectifier [1,2]	123,000	2,458,770

		13,510,287

Software - 2.1%
ANSYS [2]	84,400	5,326,484
Blackbaud	78,900	2,025,363

		7,351,847

Total (Cost $65,226,078)		73,969,126

Materials – 9.7%
Chemicals - 1.3%
Intrepid Potash [2]	203,500	4,631,660

Containers & Packaging - 1.1%
Greif Cl. A	95,300	3,907,300

Metals & Mining - 7.3%
Fresnillo	156,500	3,591,683
Major Drilling Group International	340,500	3,936,436
Randgold Resources ADR	50,500	4,545,505
Reliance Steel & Aluminum	126,900	6,408,450
Schnitzer Steel Industries Cl. A	57,600	1,613,952
Sims Metal Management ADR	331,617	3,283,008
Steel Dynamics	208,500	2,449,875

		25,828,909

Total (Cost $34,563,955)		34,367,869

Miscellaneous [5] – 1.9%
Total (Cost $6,396,318)		6,870,352

TOTAL COMMON STOCKS
(Cost $304,598,325)		349,288,108

REPURCHASE AGREEMENT – 0.4%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $1,289,012 (collateralized
by obligations of various U.S. Government
Agencies, 3.25% due 6/30/16, valued at $1,316,000)
(Cost $1,289,000)		1,289,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 3.2%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0115%)
(Cost $11,277,609)		11,277,609

TOTAL INVESTMENTS – 102.3%
(Cost $317,164,934)		361,854,717

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.3)%		(7,986,006)

NET ASSETS – 100.0%		$353,868,711

90 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

Royce Micro-Cap Discovery Fund

	SHARES	VALUE

COMMON STOCKS – 91.0%

Consumer Discretionary – 18.1%
Auto Components - 2.5%
China XD Plastics [2]	11,000	$50,380
Standard Motor Products	3,000	42,240

		92,620

Distributors - 0.3%
VOXX International Cl. A [2]	1,260	11,743

Diversified Consumer Services - 3.3%
Capella Education [2]	1,100	38,236
Lincoln Educational Services	7,163	46,560
Universal Technical Institute	2,900	39,179

		123,975

Hotels, Restaurants & Leisure - 1.1%
† Ruby Tuesday [2]	5,800	39,498

Household Durables - 0.8%
Universal Electronics [2]	2,300	30,291

Internet & Catalog Retail - 0.3%
NutriSystem	1,100	12,716

Leisure Equipment & Products - 1.8%
Arctic Cat [2]	700	25,592
JAKKS Pacific	1,489	23,839
Sturm, Ruger & Co.	400	16,060

		65,491

Media - 1.5%
Scholastic Corporation	2,000	56,320

Specialty Retail - 5.0%
Shoe Carnival	2,750	59,097
† Stage Stores	3,200	58,624
Stein Mart [2]	5,100	40,545
Wet Seal (The) Cl. A [2]	9,600	30,336

		188,602

Textiles, Apparel & Luxury Goods - 1.5%
G-III Apparel Group [2]	500	11,845
† True Religion Apparel	1,500	43,470

		55,315

Total (Cost $680,277)		676,571

Energy – 6.3%
Energy Equipment & Services - 2.6%
Geodrill [2]	8,100	17,105
Matrix Service [2]	4,900	55,615
TGC Industries [2]	2,535	24,615

		97,335

Oil, Gas & Consumable Fuels - 3.7%
PetroQuest Energy [2]	3,800	19,000
TransGlobe Energy [2]	3,500	31,325
VAALCO Energy [2]	6,200	53,506
Warren Resources [2]	14,000	33,600

		137,431

Total (Cost $228,775)		234,766

Financials – 6.4%
Capital Markets - 1.7%
Artio Global Investors Cl. A	6,700	23,450
INTL FCStone [2]	2,100	40,635

		64,085

Insurance - 4.7%
American Safety Insurance Holdings [2]	2,300	43,125
Infinity Property & Casualty	500	28,835
Meadowbrook Insurance Group	4,700	41,313
Presidential Life	6,300	61,929

		175,202

Total (Cost $275,653)		239,287

Health Care – 7.9%
Biotechnology - 0.7%
Astex Pharmaceuticals [2]	12,200	25,498

Health Care Equipment & Supplies - 2.5%
Atrion Corporation	150	30,747
ICU Medical [2]	700	37,366
Symmetry Medical [2]	3,000	25,740

		93,853

Health Care Providers & Services - 0.6%
Almost Family [2]	1,100	24,574

Pharmaceuticals - 4.1%
Hi-Tech Pharmacal [2]	1,800	58,320
Obagi Medical Products [2]	3,200	48,864
SciClone Pharmaceuticals [2]	6,700	46,967

		154,151

Total (Cost $246,086)		298,076

Industrials – 15.2%
Commercial Services & Supplies - 3.4%
Intersections	3,200	50,720
† Metalico [2]	14,400	31,680
† Sykes Enterprises [2]	2,800	44,688

		127,088

Construction & Engineering - 2.6%
Baker (Michael) [2]	700	18,263
Comfort Systems USA	2,800	28,056
MYR Group [2]	2,900	49,474

		95,793

Electrical Equipment - 4.4%
AZZ	700	42,882
Fushi Copperweld [2]	6,500	56,485
Global Power Equipment Group	2,200	48,048
Preformed Line Products	300	17,373

		164,788

Machinery - 2.4%
Foster (L.B.) Company	1,150	32,901
Miller Industries	3,600	57,348

		90,249

Professional Services - 1.7%
ICF International [2]	900	21,456
† Korn/Ferry International [2]	3,000	43,050

		64,506

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 91

Schedules of Investments

Royce Micro-Cap Discovery Fund (continued)

	SHARES	VALUE

Industrials (continued)
Trading Companies & Distributors - 0.7%
MFC Industrial	4,000	$26,960

Total (Cost $583,731)		569,384

Information Technology – 21.5%
Communications Equipment - 2.9%
Bel Fuse Cl. B	1,000	17,610
Globecomm Systems [2]	4,700	47,658
Oplink Communications [2]	3,200	43,296

		108,564

Computers & Peripherals - 2.7%
STEC [2]	3,000	23,400
Super Micro Computer [2]	3,100	49,166
Xyratex	2,600	29,406

		101,972

Electronic Equipment, Instruments & Components - 2.7%
Electro Scientific Industries	2,900	34,278
† Fabrinet [2]	2,500	31,375
Multi-Fineline Electronix [2]	1,400	34,496

		100,149

Internet Software & Services - 1.3%
Blucora [2]	2,700	33,264
United Online	3,300	13,926

		47,190

IT Services - 3.2%
Computer Task Group [2]	5,199	77,933
Dynamics Research [2]	3,200	18,592
TeleTech Holdings [2]	1,500	24,000

		120,525

Semiconductors & Semiconductor Equipment - 5.3%
Amtech Systems [2]	5,900	22,184
Brooks Automation	1,400	13,216
Cohu	1,600	16,256
Integrated Silicon Solution [2]	5,400	54,486
IXYS Corporation [2]	3,200	35,744
Kulicke & Soffa Industries [2]	4,600	41,032
Rudolph Technologies [2]	2,000	17,440

		200,358

Software - 3.4%
Actuate Corporation [2]	5,900	40,887
ePlus [2]	1,500	48,525
Manhattan Associates [2]	800	36,568

		125,980

Total (Cost $837,880)		804,738

Materials – 11.3%
Chemicals - 1.0%
Stepan Company	400	37,672

Metals & Mining - 9.2%
Aurizon Mines [2]	8,600	38,786
Endeavour Silver [2]	3,900	31,668
Horsehead Holding Corporation [2]	6,612	65,856
Materion Corporation	2,700	62,181
Revett Minerals [2]	10,500	34,545
Richmont Mines [2]	7,100	32,873
Taseko Mines [2]	8,700	23,142
Universal Stainless & Alloy Products [2]	1,400	57,540

		346,591

Paper & Forest Products - 1.1%
KapStone Paper and Packaging [2]	2,500	39,625

Total (Cost $406,517)		423,888

Miscellaneous[5] – 4.3%
Total (Cost $163,028)		160,533

TOTAL COMMON STOCKS
(Cost $3,421,947)		3,407,243

REPURCHASE AGREEMENT – 9.0%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $339,003 (collateralized
by obligations of various U.S. Government
Agencies, 3.25% due 6/30/16, valued at $347,200)
(Cost $339,000)		339,000

TOTAL INVESTMENTS – 100.0%
(Cost $3,760,947)		3,746,243

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.0)%		(1,241)

NET ASSETS – 100.0%		$3,745,002

92 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

Royce Financial Services Fund

	SHARES	VALUE

COMMON STOCKS – 98.6%

Capital Markets - 58.2%
Affiliated Managers Group [2]	1,500	$164,175
AGF Management Cl. B	9,600	106,174
AllianceBernstein Holding L.P.	29,100	369,279
Apollo Global Management LLC Cl. A	22,000	272,800
Artio Global Investors Cl. A	25,000	87,500
Ashmore Group	85,000	466,461
Bank Sarasin & Co. Cl. B [2]	3,085	86,839
Banque Privee Edmond de Rothschild	3	60,024
Blackstone Group L.P.	5,000	65,350
Citadel Capital [2]	150,000	78,237
Cohen & Steers	8,900	307,139
Coronation Fund Managers	62,000	210,128
Cowen Group Cl. A [2]	60,000	159,600
Daewoo Securities	3,800	35,377
Diamond Hill Investment Group	2,500	195,725
Edelman Financial Group (The)	18,200	158,340
Egyptian Financial Group-Hermes Holding Company [2]	31,875	54,138
Federated Investors Cl. B	11,900	260,015
GMP Capital	6,000	32,944
Invesco	17,200	388,720
Investec	8,500	49,620
IOOF Holdings	11,528	71,919
Jefferies Group	13,800	179,262
Jupiter Fund Management	95,500	322,491
KBW	4,500	74,025
KKR & Co. L.P.	16,000	206,240
Lazard Cl. A	9,500	246,905
Manning & Napier	17,800	253,294
MVC Capital	3,800	49,210
Northern Trust	8,400	386,568
Och-Ziff Capital Management Group LLC Cl. A	9,000	68,220
Oppenheimer Holdings Cl. A	11,500	180,780
Partners Group Holding	1,000	177,782
Raymond James Financial	5,100	174,624
Reinet Investments [2]	5,500	100,480
Samsung Securities	1,791	77,541
SEI Investments	16,500	328,185
SHUAA Capital [2]	580,000	105,540
Sprott	60,900	296,096
Stifel Financial [2]	6,073	187,656
T. Rowe Price Group	3,500	220,360
Tokai Tokyo Financial Holdings	9,400	33,937
U.S. Global Investors Cl. A	33,100	144,647
UOB-Kay Hian Holdings	95,000	118,105
Value Partners Group	430,000	210,676
Virtus Investment Partners [2]	3,600	291,600
Vontobel Holding	3,000	59,211
Waddell & Reed Financial Cl. A	5,900	178,652
Westwood Holdings Group	5,300	197,478
WisdomTree Investments [2]	48,000	315,360

Total (Cost $9,301,788)		8,865,429

Closed-End Funds - 1.1%
† RIT Capital Partners	8,500	165,612

Total (Cost $153,505)		165,612

Commercial Banks - 4.5%
BLOM Bank GDR	8,000	61,440
BOK Financial	4,600	267,720
Fauquier Bankshares	2,400	31,200
First Republic Bank [2]	8,400	282,240
Peapack-Gladstone Financial	2,835	43,971

Total (Cost $640,275)		686,571

Consumer Finance - 4.3%
Credit Acceptance [2]	1,066	90,002
† Regional Management [2]	22,700	373,415
World Acceptance [2]	3,000	197,400

Total (Cost $486,538)		660,817

Diversified Financial Services - 6.4%
Bolsas y Mercados Espanoles	4,000	80,520
† FX Alliance [2]	15,500	243,505
Hellenic Exchanges	10,500	35,978
Interactive Brokers Group	12,600	185,472
MSCI Cl. A [2]	2,800	95,256
RHJ International [2]	10,000	45,121
Singapore Exchange	25,000	125,501
Warsaw Stock Exchange	14,500	166,296

Total (Cost $1,104,846)		977,649

Insurance - 9.9%
Brown & Brown	2,600	70,902
E-L Financial	400	163,049
First American Financial	10,000	169,600
Greenlight Capital Re Cl. A [2]	9,000	228,780
Hilltop Holdings [2]	5,200	53,612
Marsh & McLennan	7,400	238,502
Platinum Underwriters Holdings	5,500	209,550
RLI	1,100	75,020
State Auto Financial	11,000	154,550
Willis Group Holdings	4,000	145,960

Total (Cost $1,368,198)		1,509,525

IT Services - 3.5%
MasterCard Cl. A	700	301,077
† Vantiv Cl. A [2]	10,000	232,900

Total (Cost $293,957)		533,977

Media - 1.8%
Morningstar	4,600	266,064

Total (Cost $181,189)		266,064

Professional Services - 2.6%
Verisk Analytics Cl. A [2]	8,000	394,080

Total (Cost $253,293)		394,080

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 93

Schedules of Investments

Royce Financial Services Fund (continued)

	SHARES	VALUE

Real Estate Management & Development - 1.8%
Kennedy-Wilson Holdings	19,676	$275,661

Total (Cost $186,246)		275,661

Software - 2.1%
Fair Isaac	7,400	312,872

Total (Cost $153,499)		312,872

Trading Companies & Distributors - 2.0%
Air Lease Cl. A [2]	15,700	304,423

Total (Cost $356,874)		304,423

Miscellaneous [5] - 0.4%
Total (Cost $72,326)		64,350

TOTAL COMMON STOCKS
(Cost $14,552,534)		15,017,030

REPURCHASE AGREEMENT – 2.1%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $315,003 (collateralized
by obligations of various U.S. Government
Agencies, 3.25% due 6/30/16, valued at $324,800)
(Cost $315,000)		315,000

TOTAL INVESTMENTS – 100.7%
(Cost $14,867,534)		15,332,030

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.7)%		(101,153)

NET ASSETS – 100.0%		$15,230,877

Royce Dividend Value Fund

	SHARES	VALUE

COMMON STOCKS – 93.3%

Consumer Discretionary – 10.9%
Auto Components - 0.1%
Autoliv	4,000	$218,640
Tianneng Power International	324,000	172,237
Xinyi Glass Holdings	130,000	69,505

		460,382

Automobiles - 0.1%
Thor Industries	4,000	109,640

Distributors - 0.1%
Weyco Group	11,600	268,888

Diversified Consumer Services - 1.6%
Benesse Holdings	4,000	178,832
Regis Corporation	127,800	2,295,288
† Strayer Education	29,000	3,161,580

		5,635,700

Hotels, Restaurants & Leisure - 0.3%
Abu Dhabi National Hotels	642,000	307,629
International Speedway Cl. A	28,800	753,984

		1,061,613

Household Durables - 1.3%
Ethan Allen Interiors	49,000	976,570
Hanssem	34,300	554,951
Harman International Industries	54,400	2,154,240
Hunter Douglas	24,000	935,749

		4,621,510

Internet & Catalog Retail - 0.2%
Manutan International	2,100	79,754
PetMed Express	56,000	680,960

		760,714

Media - 0.6%
Pico Far East Holdings	1,278,000	316,757
Value Line	119,088	1,415,956
World Wrestling Entertainment Cl. A	64,731	506,196

		2,238,909

Specialty Retail - 6.0%
American Eagle Outfitters	125,500	2,476,115
Ascena Retail Group [2]	210,384	3,917,350
Buckle (The)	82,901	3,280,393
Cato Corporation (The) Cl. A	40,310	1,227,843
Fielmann	3,200	295,770
GameStop Corporation Cl. A	135,400	2,485,944
Guess?	112,800	3,425,736
Jos. A. Bank Clothiers [1,2]	71,535	3,037,376
Lewis Group	41,000	353,351
USS	7,000	756,122
Williams-Sonoma	5,100	178,347

		21,434,347

Textiles, Apparel & Luxury Goods - 0.6%
Barry (R.G.)	12,375	168,176
Jones Group (The)	93,600	894,816
Marimekko	22,500	368,018

94 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE

Consumer Discretionary (continued)
Textiles, Apparel & Luxury Goods (continued)
Stella International Holdings	314,000	$779,167

		2,210,177

Total (Cost $38,768,161)		38,801,880

Consumer Staples – 3.0%
Beverages - 0.1%
Thai Beverage	740,000	199,324

Food & Staples Retailing - 0.8%
FamilyMart	15,850	725,727
Village Super Market Cl. A	58,569	1,908,178

		2,633,905

Food Products - 0.8%
China Green (Holdings) [2]	168,000	38,308
Hormel Foods	32,376	984,878
Industrias Bachoco ADR	6,100	133,895
J&J Snack Foods	10,300	608,730
Lancaster Colony	5,600	398,776
Lindt & Spruengli	4	146,951
Sanderson Farms	1,300	59,566
Super Group	346,000	575,202

		2,946,306

Personal Products - 1.3%
Inter Parfums	30,919	533,971
Nu Skin Enterprises Cl. A	89,645	4,204,351

		4,738,322

Total (Cost $8,736,507)		10,517,857

Energy – 3.8%
Energy Equipment & Services - 2.7%
Ensco Cl. A	44,600	2,094,862
Ensign Energy Services	25,300	347,903
Exterran Partners L.P.	6,404	123,149
Helmerich & Payne	95,400	4,147,992
Lamprell	92,300	146,000
Lufkin Industries	7,400	401,968
Oil States International [2]	21,400	1,416,680
TGS-NOPEC Geophysical	18,500	498,637
Tidewater	12,600	584,136

		9,761,327

Oil, Gas & Consumable Fuels - 1.1%
Cimarex Energy	7,400	407,888
Energen Corporation	41,300	1,863,869
Golar LNG	10,700	403,390
Natural Resource Partners L.P.	37,500	831,375
Pioneer Southwest Energy Partners L.P.	14,304	367,899

		3,874,421

Total (Cost $13,507,870)		13,635,748

Financials – 31.5%
Capital Markets - 15.7%
Affiliated Managers Group [2]	19,800	2,167,110
AGF Management Cl. B	144,400	1,597,037
AllianceBernstein Holding L.P.	157,600	1,999,944
Apollo Global Management LLC Cl. A	179,800	2,229,520
Apollo Investment	7,300	56,064
Artio Global Investors Cl. A	198,000	693,000
Ashmore Group	406,000	2,228,037
Banca Generali	4,200	48,460
Bank Sarasin & Co. Cl. B [2]	27,600	776,909
Close Brothers Group	18,000	210,782
Cohen & Steers	44,200	1,525,342
Edelman Financial Group (The)	189,000	1,644,300
Egyptian Financial Group-Hermes Holding Company [2]	132,500	225,043
Epoch Holding Corporation	51,800	1,180,004
Federated Investors Cl. B	205,700	4,494,545
Fortress Investment Group LLC Cl. A	50,000	168,500
Gluskin Sheff + Associates	9,200	119,552
Invesco	123,800	2,797,880
Investec	52,200	304,728
Jefferies Group	135,000	1,753,650
Jupiter Fund Management	550,000	1,857,279
KKR & Co. L.P.	268,200	3,457,098
Lazard Cl. A	134,600	3,498,254
Manning & Napier	347,500	4,944,925
Och-Ziff Capital Management Group LLC Cl. A	108,100	819,398
Oppenheimer Holdings Cl. A	111,512	1,752,969
Partners Group Holding	500	88,891
Raymond James Financial	7,800	267,072
SEI Investments	245,700	4,886,973
Sprott	200,000	972,400
T. Rowe Price Group	42,000	2,644,320
U.S. Global Investors Cl. A	84,000	367,080
Value Partners Group	1,225,000	600,183
VZ Holding	8,300	786,358
Waddell & Reed Financial Cl. A	37,600	1,138,528
Westwood Holdings Group	41,173	1,534,106

		55,836,241

Commercial Banks - 2.3%
Ames National	14,764	339,424
Bank of Hawaii	55,900	2,568,605
Bank of N.T. Butterfield & Son [2]	350	444
BLOM Bank GDR	63,000	483,840
BOK Financial	30,400	1,769,280
City Holding Company	54,265	1,828,188
First Republic Bank [2]	26,600	893,760
National Bankshares	6,613	199,184

		8,082,725

Diversified Financial Services - 1.4%
Bolsa Mexicana de Valores	674,900	1,329,593
Hellenic Exchanges	45,000	154,191
KKR Financial Holdings LLC	228,350	1,945,542
Singapore Exchange	140,000	702,805
Warsaw Stock Exchange	80,000	917,494

		5,049,625

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 95

Schedules of Investments

Royce Dividend Value Fund (continued)

	SHARES	VALUE

Financials (continued)
Insurance - 9.3%
Alleghany Corporation [2]	6,000	$2,038,500
Allied World Assurance Company Holdings	39,698	3,154,800
Alterra Capital Holdings	30,620	714,977
Aspen Insurance Holdings	40,724	1,176,923
Berkley (W.R.)	60,500	2,354,660
Brown & Brown	13,400	365,418
Cincinnati Financial	4,700	178,929
E-L Financial	4,900	1,997,348
Endurance Specialty Holdings	9,850	377,452
Erie Indemnity Cl. A	24,200	1,732,962
Fidelity National Financial Cl. A	20,000	385,200
First American Financial	127,700	2,165,792
HCC Insurance Holdings	32,000	1,004,800
Marsh & McLennan	85,900	2,768,557
Montpelier Re Holdings	35,530	756,434
Old Republic International	212,600	1,762,454
PartnerRe	29,606	2,240,286
Reinsurance Group of America	72,080	3,835,377
StanCorp Financial Group	21,900	813,804
United Fire Group	11,900	253,827
Willis Group Holdings	87,800	3,203,822

		33,282,322

Real Estate Investment Trusts (REITs) - 2.0%
Colony Financial	133,700	2,313,010
CommonWealth REIT	6,250	119,500
Cousins Properties	40,010	310,077
DCT Industrial Trust	98,400	619,920
Essex Property Trust	8,000	1,231,360
Lexington Realty Trust	58,706	497,240
National Health Investors	38,700	1,970,604
Summit Hotel Properties	25,000	209,250

		7,270,961

Real Estate Management & Development - 0.2%
Kennedy-Wilson Holdings	48,600	680,886

Thrifts & Mortgage Finance - 0.6%
Capitol Federal Financial	27,000	320,760
Genworth MI Canada	49,518	896,878
TrustCo Bank Corp NY	142,810	779,743

		1,997,381

Total (Cost $111,572,794)		112,200,141

Health Care – 4.3%
Health Care Equipment & Supplies - 0.5%
Atrion Corporation	7,400	1,516,852
Carl Zeiss Meditec	9,500	228,972

		1,745,824

Health Care Providers & Services - 3.4%
Chemed Corporation	63,154	3,817,028
Landauer	41,100	2,356,263
MEDNAX [2]	37,500	2,570,250
OdontoPrev	38,400	195,011
Owens & Minor	101,500	3,108,945

		12,047,497

Pharmaceuticals - 0.4%
Adcock Ingram Holdings	48,900	360,115
Boiron	1,500	38,954
Hikma Pharmaceuticals	11,000	112,544
Recordati	20,000	142,306
Santen Pharmaceutical	18,100	742,323

		1,396,242

Total (Cost $14,781,650)		15,189,563

Industrials – 22.4%
Aerospace & Defense - 1.8%
American Science & Engineering	49,545	2,796,815
Cubic Corporation	56,420	2,712,674
HEICO Corporation Cl. A	28,906	932,507

		6,441,996

Air Freight & Logistics - 0.9%
Forward Air	88,000	2,839,760
UTi Worldwide	16,700	243,987

		3,083,747

Building Products - 0.9%
AAON	78,350	1,476,897
American Woodmark [2]	3,700	63,270
Geberit	1,000	197,254
Insteel Industries	72,000	802,800
TOTO	74,000	552,622
WaterFurnace Renewable Energy	6,000	95,767

		3,188,610

Commercial Services & Supplies - 2.0%
Brink’s Company (The)	115,300	2,672,654
CompX International Cl. A	25,800	325,080
Interface Cl. A	8,000	109,040
Mine Safety Appliances	35,000	1,408,400
Ritchie Bros. Auctioneers	88,900	1,889,125
Societe BIC	6,600	681,852
US Ecology	7,700	136,598

		7,222,749

Construction & Engineering - 0.2%
Jacobs Engineering Group [2]	12,000	454,320
Raubex Group	135,000	221,041

		675,361

Electrical Equipment - 2.6%
AZZ	51,600	3,161,016
Brady Corporation Cl. A	54,300	1,493,793
Franklin Electric	6,000	306,780
Hubbell Cl. B	36,700	2,860,398
Preformed Line Products	13,100	758,621
Regal-Beloit	11,400	709,764

		9,290,372

Industrial Conglomerates - 0.2%
Raven Industries	9,600	668,064

96 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE

Industrials (continued)
Machinery - 9.9%
Burckhardt Compression Holding	1,600	$410,693
CLARCOR	45,300	2,181,648
Donaldson Company	80,800	2,696,296
Flowserve Corporation	7,900	906,525
Foster (L.B.) Company	110,500	3,161,405
Gardner Denver	16,000	846,560
Graco	64,000	2,949,120
Kaydon Corporation	83,200	1,779,648
Kennametal	156,399	5,184,627
Lincoln Electric Holdings	59,300	2,596,747
Lindsay Corporation	32,800	2,128,720
Met-Pro Corporation	62,000	571,020
Nordson Corporation	15,400	789,866
Pall Corporation	9,900	542,619
Pfeiffer Vacuum Technology	13,500	1,374,154
Rational	1,000	238,380
Semperit AG Holding	25,000	913,614
Spirax-Sarco Engineering	36,500	1,137,337
Tennant Company	18,400	735,080
Valmont Industries	33,900	4,100,883

		35,244,942

Professional Services - 1.6%
Corporate Executive Board	3,900	159,432
Kelly Services Cl. A	39,200	506,072
ManpowerGroup	72,800	2,668,120
Michael Page International	36,000	212,163
Towers Watson & Company Cl. A	32,900	1,970,710

		5,516,497

Road & Rail - 1.1%
Arkansas Best	49,600	624,960
Landstar System	66,300	3,429,036

		4,053,996

Trading Companies & Distributors - 1.0%
Applied Industrial Technologies	88,506	3,261,446
Houston Wire & Cable	37,700	412,061

		3,673,507

Transportation Infrastructure - 0.2%
Grupo Aeroportuario del Centro Norte ADR [1]	14,600	239,440
Grupo Aeroportuario del Pacifico ADR	11,500	453,790

		693,230

Total (Cost $74,290,409)		79,753,071

Information Technology – 6.8%
Communications Equipment - 0.5%
ADTRAN	3,300	99,627
Plantronics	42,603	1,422,940
Tellabs	84,500	281,385

		1,803,952

Computers & Peripherals - 0.2%
Diebold	13,800	509,358

Electronic Equipment, Instruments & Components - 4.9%
Amphenol Corporation Cl. A	47,100	2,586,732
AVX Corporation	152,300	1,628,087
Cognex Corporation	78,700	2,490,855
Domino Printing Sciences	36,000	304,714
Electro Rent	15,900	258,057
FLIR Systems	53,200	1,037,400
Littelfuse	47,411	2,697,212
Mesa Laboratories	3,103	144,259
Molex	91,000	2,178,540
Molex Cl. A	61,226	1,238,602
MTS Systems	21,300	821,115
National Instruments	78,500	2,108,510
Vaisala Cl. A	3,300	62,636

		17,556,719

IT Services - 0.7%
CoreLogic [2]	9,300	170,283
Jack Henry & Associates	32,300	1,114,996
ManTech International Cl. A	45,736	1,073,424
MAXIMUS	2,000	103,500

		2,462,203

Semiconductors & Semiconductor Equipment - 0.5%
Aixtron ADR	15,000	214,650
Teradyne [2]	112,100	1,576,126

		1,790,776

Total (Cost $25,183,853)		24,123,008

Materials – 7.9%
Chemicals - 3.0%
Balchem Corporation	50,150	1,635,392
Cabot Corporation	18,000	732,600
International Flavors & Fragrances	27,100	1,485,080
Quaker Chemical	72,000	3,327,120
Stepan Company	31,300	2,947,834
Victrex	7,500	149,581
Westlake Chemical	4,300	224,718

		10,502,325

Containers & Packaging - 1.5%
AptarGroup	45,200	2,307,460
Greif Cl. A	75,500	3,095,500

		5,402,960

Metals & Mining - 3.4%
Allegheny Technologies	13,000	414,570
Aquarius Platinum [2]	81,500	58,690
Commercial Metals	18,700	236,368
Compass Minerals International	26,100	1,990,908
Endeavour Mining [2]	90,000	196,248
Fresnillo	18,000	413,101
Kingsgate Consolidated	33,000	164,893
Major Drilling Group International	88,000	1,017,346
Nucor Corporation	84,600	3,206,340
Reliance Steel & Aluminum	16,000	808,000
Schnitzer Steel Industries Cl. A	12,400	347,448
Sims Metal Management ADR	96,000	950,400
Steel Dynamics	21,000	246,750
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 97

Schedules of Investments

Royce Dividend Value Fund (continued)

	SHARES	VALUE

Materials (continued)
Metals & Mining (continued)
Worthington Industries	103,800	$2,124,786

		12,175,848

Paper & Forest Products - 0.0%
China Forestry Holdings [6]	920,000	69,374
Duratex	16,489	87,268

		156,642

Total (Cost $29,482,782)		28,237,775

Telecommunication Services – 0.0%
Diversified Telecommunication Services - 0.0%
Citic Telecom International Holdings	551,000	100,239

Total (Cost $163,939)		100,239

Utilities – 0.0%
Electric Utilities - 0.0%
Northeast Utilities	4,100	159,121

Total (Cost $90,469)		159,121

Miscellaneous[5] – 2.7%
Total (Cost $9,162,773)		9,513,453

TOTAL COMMON STOCKS
(Cost $325,741,207)		332,231,856

REPURCHASE AGREEMENT – 7.8%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $27,836,255 (collateralized
by obligations of various U.S. Government
Agencies, 3.25% due 6/30/16, valued at
$28,397,600)
(Cost $27,836,000)		27,836,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.3%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0115%)
(Cost $1,093,223)		1,093,223

TOTAL INVESTMENTS – 101.4%
(Cost $354,670,430)		361,161,079

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.4)%		(5,063,034)

NET ASSETS – 100.0%		$356,098,045

Royce SMid-Cap Value Fund

	SHARES	VALUE

COMMON STOCKS – 84.2%

Consumer Discretionary – 9.6%
Auto Components - 2.7%
Autoliv	5,200	$284,232

Automobiles - 0.8%
Thor Industries	2,900	79,489

Household Durables - 2.5%
Garmin	7,000	268,030

Specialty Retail - 2.1%
Ascena Retail Group [2]	12,200	227,164

Textiles, Apparel & Luxury Goods - 1.5%
Gildan Activewear	5,800	159,616

Total (Cost $1,070,576)		1,018,531

Consumer Staples – 0.7%
Food Products - 0.7%
Sanderson Farms	1,700	77,894

Total (Cost $90,213)		77,894

Energy – 10.0%
Energy Equipment & Services - 10.0%
C&J Energy Services [2]	16,500	305,250
Helmerich & Payne	5,800	252,184
Pason Systems	12,000	175,385
Trican Well Service	22,200	256,213
Unit Corporation [2]	1,900	70,091

Total (Cost $1,336,038)		1,059,123

Financials – 9.7%
Capital Markets - 9.0%
Affiliated Managers Group [2]	1,800	197,010
Ashmore Group	51,600	283,169
Partners Group Holding	500	88,891
Sprott	39,700	193,021
Value Partners Group	384,000	188,139

		950,230

Real Estate Management & Development - 0.7%
Jones Lang LaSalle	1,100	77,407

Total (Cost $1,177,917)		1,027,637

Health Care – 4.4%
Biotechnology - 2.1%
Myriad Genetics [2]	9,100	216,307

Health Care Providers & Services - 2.3%
Schein (Henry) [2]	3,100	243,319

Total (Cost $434,893)		459,626

Industrials – 14.3%
Construction & Engineering - 2.4%
Jacobs Engineering Group [2]	6,700	253,662

Electrical Equipment - 2.3%
Hubbell Cl. B	3,100	241,614

98 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE

Industrials (continued)
Machinery - 8.0%
Kennametal	6,100	$202,215
Semperit AG Holding	9,500	347,174
Valmont Industries	2,425	293,352

		842,741

Marine - 0.6%
Kirby Corporation [2]	1,300	61,204

Professional Services - 1.0%
Towers Watson & Company Cl. A	1,800	107,820

Total (Cost $1,494,429)		1,507,041

Information Technology – 17.5%
Computers & Peripherals - 2.8%
SanDisk Corporation [2]	3,700	134,976
Western Digital [2]	5,200	158,496

		293,472

Electronic Equipment, Instruments & Components - 3.2%
Avnet [2]	5,200	160,472
AVX Corporation	9,600	102,624
FEI Company [2]	1,600	76,544

		339,640

Semiconductors & Semiconductor Equipment - 10.4%
Analog Devices	9,800	369,166
International Rectifier [2]	17,942	358,660
Lam Research [2]	2,800	105,672
Teradyne [2]	19,050	267,843

		1,101,341

Software - 1.1%
† SimCorp	700	120,378

Total (Cost $2,109,347)		1,854,831

Materials – 18.0%
Chemicals - 4.5%
Cabot Corporation	3,400	138,380
LSB Industries [2]	2,100	64,911
Westlake Chemical	5,200	271,752

		475,043

Metals & Mining - 12.6%
Allied Nevada Gold [2]	5,600	158,928
Globe Specialty Metals	25,100	337,093
Hochschild Mining	21,300	157,155
Pan American Silver	10,900	184,101
† Pretium Resources [2]	11,800	162,840
Reliance Steel & Aluminum	5,500	277,750
Schnitzer Steel Industries Cl. A	1,900	53,238

		1,331,105

Paper & Forest Products - 0.9%
Stella-Jones	1,925	101,251

Total (Cost $2,194,264)		1,907,399

TOTAL COMMON STOCKS
(Cost $9,907,677)		8,912,082

REPURCHASE AGREEMENT – 9.3%
Fixed Income Clearing Corporation, 0.11% dated 6/29/12, due 7/2/12, maturity value $980,009 (collateralized by obligations of various U.S. Government Agencies, 3.25% due 6/30/16, valued at $1,002,400) (Cost $980,000)		980,000

TOTAL INVESTMENTS – 93.5%
(Cost $10,887,677)		9,892,082

CASH AND OTHER ASSETS
LESS LIABILITIES – 6.5%		693,241

NET ASSETS – 100.0%		$10,585,323

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 99

Schedules of Investments

Royce Focus Value Fund

	SHARES	VALUE

COMMON STOCKS – 92.9%
Consumer Discretionary – 4.2%
Automobiles - 0.9%
Thor Industries	3,000	$82,230

Specialty Retail - 3.3%
Buckle (The)	3,500	138,495
GameStop Corporation Cl. A	8,000	146,880

		285,375

Total (Cost $384,129)		367,605

Consumer Staples – 4.4%
Food Products - 3.3%
Cal-Maine Foods	2,500	97,750
Industrias Bachoco ADR	4,500	98,775
Sanderson Farms	2,000	91,640

		288,165

Personal Products - 1.1%
† Nu Skin Enterprises Cl. A	2,000	93,800

Total (Cost $321,095)		381,965

Energy – 13.4%
Energy Equipment & Services - 8.2%
† C&J Energy Services [2]	7,000	129,500
Helmerich & Payne	4,500	195,660
Pason Systems	10,000	146,155
Trican Well Service	14,000	161,575
Unit Corporation [2]	2,000	73,780

		706,670

Oil, Gas & Consumable Fuels - 5.2%
† Africa Oil [2]	19,900	153,242
Exxon Mobil	3,500	299,495

		452,737

Total (Cost $986,960)		1,159,407

Financials – 17.2%
Capital Markets - 12.0%
Affiliated Managers Group [2]	1,000	109,450
Ashmore Group	30,000	164,633
Franklin Resources	2,500	277,475
Knight Capital Group Cl. A [2]	8,000	95,520
Partners Group Holding	700	124,447
Sprott	25,000	121,550
Value Partners Group	300,000	146,984

		1,040,059

Insurance - 3.9%
Berkshire Hathaway Cl. B [2]	4,000	333,320

Real Estate Management & Development - 1.3%
Kennedy-Wilson Holdings	8,000	112,080

Total (Cost $1,289,377)		1,485,459

Health Care – 2.1%
Biotechnology - 2.1%
Myriad Genetics [2]	7,500	178,275

Total (Cost $165,619)		178,275

Industrials – 3.4%
Construction & Engineering - 1.8%
Jacobs Engineering Group [2]	4,000	151,440

Road & Rail - 1.6%
Patriot Transportation Holding [2]	6,000	141,180

Total (Cost $315,525)		292,620

Information Technology – 22.3%
Computers & Peripherals - 6.9%
Apple [2]	400	233,600
SanDisk Corporation [2]	3,000	109,440
Western Digital [2]	8,500	259,080

		602,120

Semiconductors & Semiconductor Equipment - 10.9%
Aixtron ADR	7,000	100,170
Analog Devices	8,500	320,195
MKS Instruments	8,000	231,440
Teradyne [2]	12,000	168,720
Veeco Instruments [2]	3,500	120,260

		940,785

Software - 4.5%
Microsoft Corporation	10,000	305,900
† SimCorp	500	85,984

		391,884

Total (Cost $1,757,422)		1,934,789

Materials – 25.9%
Chemicals - 4.9%
LSB Industries [2]	5,000	154,550
Mosaic Company (The)	5,000	273,800

		428,350

Metals & Mining - 21.0%
Allied Nevada Gold [2]	7,500	212,850
Fresnillo	4,000	91,800
Globe Specialty Metals	10,000	134,300
Horsehead Holding Corporation [2]	10,000	99,600
† Kirkland Lake Gold [2]	7,000	75,356
Major Drilling Group International	12,500	144,510
Newmont Mining	4,500	218,295
Nucor Corporation	3,000	113,700
Pan American Silver	12,000	202,680
† Pretium Resources [2]	12,000	165,600
Reliance Steel & Aluminum	4,000	202,000
Schnitzer Steel Industries Cl. A	4,000	112,080
Seabridge Gold [2]	3,000	43,470

		1,816,241

Total (Cost $2,325,080)		2,244,591

100 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE

TOTAL COMMON STOCKS
(Cost $7,545,207)		$8,044,711

FIXED INCOME – 1.3%
Government Bonds – 1.3%
ProShares UltraShort 20+ Year Treasury [2]	7,000	110,880

TOTAL FIXED INCOME
(Cost $185,658)		110,880

REPURCHASE AGREEMENT – 5.8%
Fixed Income Clearing Corporation, 0.11% dated 6/29/12, due 7/2/12, maturity value $500,005 (collateralized by obligations of various U.S. Government Agencies, 3.25% due 6/30/16, valued at $515,200) (Cost $500,000)		500,000

TOTAL INVESTMENTS – 100.0%
(Cost $8,230,865)		8,655,591

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.0%		1,396

NET ASSETS – 100.0%		$8,656,987

Royce Partners Fund

	SHARES	VALUE

COMMON STOCKS – 96.9%

Consumer Discretionary – 7.3%
Household Durables - 5.4%
Hunter Douglas	400	$15,596
NVR [2]	100	85,000

		100,596

Media - 1.9%
Morningstar	600	34,704

Total (Cost $96,785)		135,300

Energy – 2.6%
Energy Equipment & Services - 2.6%
Ensco Cl. A	500	23,485
Schlumberger	360	23,367

Total (Cost $45,785)		46,852

Financials – 31.9%
Capital Markets - 21.7%
AllianceBernstein Holding L.P.	4,000	50,760
Ashmore Group	8,000	43,902
Bank of New York Mellon (The)	1,400	30,730
Bank Sarasin & Co. Cl. B [2]	514	14,469
Citadel Capital [2]	16,000	8,345
Egyptian Financial Group-Hermes Holding Company [2]	4,375	7,431
Jupiter Fund Management	7,200	24,313
Northern Trust	900	41,418
SEI Investments	1,500	29,835
SHUAA Capital [2]	100,000	18,196
State Street	900	40,176
Value Partners Group	110,000	53,894
† WisdomTree Investments [2]	5,600	36,792

		400,261

Diversified Financial Services - 4.2%
† FX Alliance [2]	3,100	48,701
Moody’s Corporation	800	29,240

		77,941

Insurance - 6.0%
Alleghany Corporation [2]	102	34,655
E-L Financial	60	24,457
Marsh & McLennan	1,600	51,568

		110,680

Total (Cost $616,685)		588,882

Health Care – 0.5%
Pharmaceuticals - 0.5%
Adcock Ingram Holdings	1,300	9,574

Total (Cost $11,114)		9,574

Industrials – 29.9%
Building Products - 0.8%
Ameresco Cl. A [2]	1,300	15,509

Commercial Services & Supplies - 3.5%
Brink’s Company (The)	1,100	25,498

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 101

Schedules of Investments

Royce Partners Fund (continued)

	SHARES	VALUE

Industrials (continued)
Commercial Services & Supplies (continued)
Ritchie Bros. Auctioneers	1,800	$38,250

		63,748

Construction & Engineering - 3.3%
EMCOR Group	800	22,256
Fluor Corporation	800	39,472

		61,728

Electrical Equipment - 1.1%
GrafTech International [2]	2,050	19,783

Machinery - 9.0%
Foster (L.B.) Company	800	22,888
Graco	1,000	46,080
Spirax-Sarco Engineering	800	24,928
Valmont Industries	600	72,582

		166,478

Professional Services - 7.2%
Advisory Board (The) [2]	1,000	49,590
ManpowerGroup	700	25,655
Verisk Analytics Cl. A [2]	1,170	57,634

		132,879

Road & Rail - 3.8%
Landstar System	800	41,376
Patriot Transportation Holding [2]	1,200	28,236

		69,612

Trading Companies & Distributors - 1.2%
Air Lease Cl. A [2]	1,100	21,329

Total (Cost $476,738)		551,066

Information Technology – 13.7%
Electronic Equipment, Instruments & Components - 4.9%
Amphenol Corporation Cl. A	300	16,476
Anixter International	500	26,525
IPG Photonics [2]	1,100	47,949

		90,950

IT Services - 5.9%
MasterCard Cl. A	100	43,011
MoneyGram International [2]	2,100	30,660
Western Union	2,100	35,364

		109,035

Software - 2.9%
ANSYS [2]	600	37,866
Microsoft Corporation	500	15,295

		53,161

Total (Cost $232,974)		253,146

Materials – 11.0%
Chemicals - 3.4%
Airgas	400	33,604
Sigma-Aldrich Corporation	400	29,572

		63,176

Containers & Packaging - 5.5%
Greif Cl. A	700	28,700
Mayr-Melnhof Karton	800	73,349

		102,049

Metals & Mining - 2.1%
Nucor Corporation	1,000	37,900

Total (Cost $211,064)		203,125

TOTAL COMMON STOCKS
(Cost $1,691,145)		1,787,945

TOTAL INVESTMENTS – 96.9%
(Cost $1,691,145)		1,787,945

CASH AND OTHER ASSETS
LESS LIABILITIES – 3.1%		56,697

NET ASSETS – 100.0%		$1,844,642

102 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

Royce Mid-Cap Fund

	SHARES	VALUE

COMMON STOCKS – 94.5%

Consumer Discretionary – 14.5%
Auto Components - 2.1%
Autoliv	2,050	$112,053

Specialty Retail - 9.8%
American Eagle Outfitters	3,500	69,055
† Ascena Retail Group [2]	2,500	46,550
Chico’s FAS	7,900	117,236
GameStop Corporation Cl. A	2,350	43,146
† Guess?	2,100	63,777
Staples	14,200	185,310

		525,074

Textiles, Apparel & Luxury Goods - 2.6%
† Gildan Activewear	2,200	60,544
Warnaco Group (The) [2]	1,900	80,902

		141,446

Total (Cost $811,832)		778,573

Energy – 9.0%
Energy Equipment & Services - 6.1%
C&J Energy Services [2]	2,000	37,000
Ensco Cl. A	1,150	54,016
Helmerich & Payne	3,000	130,440
Trican Well Service	9,150	105,601

		327,057

Oil, Gas & Consumable Fuels - 2.9%
QEP Resources	3,600	107,892
Whiting Petroleum [2]	1,200	49,344

		157,236

Total (Cost $561,271)		484,293

Financials – 11.2%
Capital Markets - 11.2%
Affiliated Managers Group [2]	1,400	153,230
Ashmore Group	22,050	121,006
Partners Group Holding	425	75,557
T. Rowe Price Group	1,150	72,404
TD AMERITRADE Holding Corporation	6,900	117,300
† Waddell & Reed Financial Cl. A	2,000	60,560

Total (Cost $554,423)		600,057

Health Care – 10.8%
Biotechnology - 6.8%
† Actelion	2,750	112,948
Biogen Idec [2]	500	72,190
Cubist Pharmaceuticals [2]	2,400	90,984
Myriad Genetics [2]	3,700	87,949

		364,071

Health Care Equipment & Supplies - 1.3%
C.R. Bard	650	69,836

Pharmaceuticals - 2.7%
† Medicines Company (The) [2]	4,000	91,760
UCB	1,100	55,508

		147,268

Total (Cost $468,035)		581,175

Industrials – 10.8%
Aerospace & Defense - 1.3%
Rockwell Collins	1,400	69,090

Construction & Engineering - 1.1%
Jacobs Engineering Group [2]	1,600	60,576

Electrical Equipment - 2.1%
Regal-Beloit	1,850	115,181

Machinery - 6.3%
Flowserve Corporation	750	86,062
† Gardner Denver	2,000	105,820
† Kennametal	1,400	46,410
Parker Hannifin	1,300	99,944

		338,236

Total (Cost $619,159)		583,083

Information Technology – 18.7%
Computers & Peripherals - 4.8%
SanDisk Corporation [2]	3,000	109,440
Western Digital [2]	4,850	147,828

		257,268

Semiconductors & Semiconductor Equipment - 12.2%
Analog Devices	5,100	192,117
Lam Research [2]	3,700	139,638
LSI Corporation [2]	26,150	166,576
Teradyne [2]	11,500	161,690

		660,021

Software - 1.7%
CA	3,350	90,751

Total (Cost $1,019,269)		1,008,040

Materials – 19.0%
Chemicals - 6.3%
Agrium	1,900	168,093
CF Industries Holdings	300	58,122
† Methanex Corporation	4,000	111,360

		337,575

Metals & Mining - 12.7%
Agnico-Eagle Mines	1,750	70,805
Alamos Gold	3,400	53,099
Allegheny Technologies	5,200	165,828
Allied Nevada Gold [2]	4,400	124,872
IAMGOLD Corporation	4,500	53,100
Kinross Gold	5,000	40,750
Reliance Steel & Aluminum	3,450	174,225

		682,679

Total (Cost $1,090,573)		1,020,254

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 103

Schedules of Investments

Royce Mid-Cap Fund (continued)

VALUE
Miscellaneous[5] – 0.5%
Total (Cost $31,184)	$28,668

TOTAL COMMON STOCKS
(Cost $5,155,746)	5,084,143

REPURCHASE AGREEMENT – 4.3%
Fixed Income Clearing Corporation, 0.11% dated 6/29/12, due 7/2/12, maturity value $231,002 (collateralized by obligations of various U.S. Government Agencies, 3.25% due 6/30/16, valued at $240,800) (Cost $231,000)	231,000

TOTAL INVESTMENTS – 98.8%
(Cost $5,386,746)	5,315,143

CASH AND OTHER ASSETS
LESS LIABILITIES – 1.2%	65,323

NET ASSETS – 100.0%	$5,380,466

Royce Special Equity Multi-Cap Fund

	SHARES	VALUE

COMMON STOCKS – 96.1%

Consumer Discretionary – 26.2%
Distributors - 2.0%
Genuine Parts	29,510	$1,777,977

Leisure Equipment & Products - 3.2%
Mattel	87,325	2,832,823

Media - 3.5%
Scripps Networks Interactive Cl. A	53,465	3,040,020

Multiline Retail - 6.0%
Kohl’s Corporation	59,325	2,698,694
Nordstrom	51,125	2,540,402

		5,239,096

Specialty Retail - 11.5%
Bed Bath & Beyond [2]	31,680	1,957,824
Gap (The)	92,345	2,526,559
Home Depot (The)	28,340	1,501,737
Limited Brands	33,715	1,433,899
Staples	202,345	2,640,602

		10,060,621

Total (Cost $21,244,066)		22,950,537

Consumer Staples – 7.4%
Food & Staples Retailing - 3.0%
Walgreen Company	88,740	2,624,929

Food Products - 4.3%
† ConAgra Foods	44,500	1,153,885
Hormel Foods	86,800	2,640,456

		3,794,341

Household Products - 0.1%
Church & Dwight	220	12,203
Kimberly-Clark	615	51,519

		63,722

Total (Cost $6,691,390)		6,482,992

Energy – 3.1%
Oil, Gas & Consumable Fuels - 3.1%
Occidental Petroleum	31,520	2,703,470

Total (Cost $2,883,814)		2,703,470

Health Care – 15.2%
Health Care Equipment & Supplies - 9.2%
C.R. Bard	28,520	3,064,189
Medtronic	64,655	2,504,088
Stryker Corporation	45,485	2,506,224

		8,074,501

Health Care Providers & Services - 2.8%
Quest Diagnostics	40,790	2,443,321

Pharmaceuticals - 3.2%
Johnson & Johnson	40,690	2,749,016

Total (Cost $12,404,380)		13,266,838

104 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE

Industrials – 21.4%
Aerospace & Defense - 5.6%
Raytheon Company	44,595	$2,523,631
United Technologies	31,320	2,365,600

		4,889,231

Electrical Equipment - 3.4%
Emerson Electric	62,930	2,931,279

Industrial Conglomerates - 2.8%
3M	27,305	2,446,528

Machinery - 9.1%
† Cummins	18,975	1,838,867
Dover Corporation	44,665	2,394,491
Illinois Tool Works	37,950	2,007,175
† Parker Hannifin	22,775	1,750,942

		7,991,475

Trading Companies & Distributors - 0.5%
Grainger (W.W.)	2,160	413,079

Total (Cost $18,902,978)		18,671,592

Information Technology – 22.8%
Communications Equipment - 2.7%
Cisco Systems	138,075	2,370,748

Electronic Equipment, Instruments & Components - 5.6%
† Avnet [2]	52,845	1,630,797
Molex Cl. A	160,090	3,238,620

		4,869,417

IT Services - 0.3%
International Business Machines	1,565	306,083

Semiconductors & Semiconductor Equipment - 11.0%
Analog Devices	71,125	2,679,279
Applied Materials	222,845	2,553,804
Intel Corporation	102,150	2,722,297
Texas Instruments	57,000	1,635,330

		9,590,710

Software - 3.2%
Microsoft Corporation	91,860	2,809,997

Total (Cost $20,357,970)		19,946,955

TOTAL COMMON STOCKS
(Cost $82,484,598)		84,022,384

REPURCHASE AGREEMENT – 4.1%
Fixed Income Clearing Corporation, 0.11% dated 6/29/12, due 7/2/12, maturity value $3,586,033 (collateralized by obligations of various U.S. Government Agencies, 3.25% due 6/30/16, valued at $3,662,400) (Cost $3,586,000)		3,586,000

TOTAL INVESTMENTS – 100.2%
(Cost $86,070,598)		87,608,384

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.2)%		(198,066)

NET ASSETS – 100.0%		$87,410,318

†	New additions in 2012.
[1]	All or a portion of these securities were on loan at June 30, 2012.
[2]	Non-income producing.
[3]

At June 30, 2012, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]	Includes securities first acquired in 2012 and less than 1% of net assets.
[6]

Securities for which market quotations are not readily available represent 0.0%, 0.0%, 0.2% and 0.0% of net assets for Royce Micro-Cap Fund, Royce Low-Priced Stock Fund, Royce Heritage Fund and Royce Dividend Value Fund, respectively. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2012, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 105

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced
	Mutual Fund	Fund	Fund	Stock Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$5,660,353,607	$1,041,003,599	$4,241,940,214	$3,239,228,741
Affiliated Companies	173,311,524	63,833,512	2,240,692,487	386,235,916
Repurchase agreements (at cost and value)	107,562,000	38,233,000	404,029,000	91,117,000
Cash and foreign currency	662,840	620,287	–	44,183
Receivable for investments sold	7,884,681	6,211,621	465,106	9,422,720
Receivable for capital shares sold	19,429,056	1,076,937	7,064,557	43,277,736
Receivable for dividends and interest	3,252,616	730,411	5,314,148	2,705,646
Prepaid expenses and other assets	1,913,362	5,947	29,851	19,950

Total Assets	5,974,369,686	1,151,715,314	6,899,535,363	3,772,051,892

LIABILITIES:
Payable for collateral on loaned securities	100,351,338	26,420,880	133,233,943	176,801,115
Payable for investments purchased	16,445,528	162,943	7,232,769	4,898,463
Payable for capital shares redeemed	9,921,850	1,750,132	9,902,229	41,749,548
Payable to custodian for overdrawn balance	–	–	35	–
Payable for investment advisory fees	3,503,580	1,165,991	5,091,873	3,231,293
Accrued expenses	437,241	365,912	1,112,842	709,657

Total Liabilities	130,659,537	29,865,858	156,573,691	227,390,076

Net Assets	$5,843,710,149	$1,121,849,456	$6,742,961,672	$3,544,661,816

ANALYSIS OF NET ASSETS:
Paid-in capital	$4,773,193,915	$1,010,666,591	$4,869,733,336	$3,157,879,394
Undistributed net investment income (loss)	9,514,877	(9,663,286)	46,654,446	(28,752,968)
Accumulated net realized gain (loss) on investments and
foreign currency	99,541,918	35,680,490	280,653,871	56,335,982
Net unrealized appreciation (depreciation) on investments and
foreign currency	961,459,439	85,165,661	1,545,920,019	359,199,408

Net Assets	$5,843,710,149	$1,121,849,456	$6,742,961,672	$3,544,661,816

Investment Class	$4,341,063,457	$855,440,170	$4,652,621,197	$316,929,323
Service Class	425,101,528	138,065,222	615,422,895	2,144,136,066
Consultant Class	646,583,253	128,344,064	59,132,244
Institutional Class	395,278,972		827,913,671	1,069,131,193
W Class			549,942,092
R Class	28,428,709		27,914,367	6,325,237
K Class	7,254,230		10,015,206	8,139,997

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	387,891,189	57,350,022	244,702,645	22,298,513
Service Class	38,095,262	9,346,942	32,924,070	151,382,608
Consultant Class	64,493,428	9,592,485	3,431,219
Institutional Class	35,196,938		43,192,011	75,092,330
W Class			28,841,287
R Class	2,612,067		1,516,254	455,723
K Class	722,631		1,127,420	951,154

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$11.19	$14.92	$19.01	$14.21
Service Class[1]	11.16	14.77	18.69	14.16
Consultant Class[2]	10.03	13.38	17.23
Institutional Class[3]	11.23		19.17	14.24
W Class[3]			19.07
R Class[3]	10.88		18.41	13.88
K Class[3]	10.04		8.88	8.56

Investments at identified cost	$4,872,210,649	$1,019,676,864	$4,936,652,875	$3,266,272,728
Market value of loaned securities	99,747,706	25,869,263	134,357,765	175,238,137

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

106 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	Royce	Royce	Royce	Royce
	Total Return	Heritage	Opportunity	Special Equity
	Fund	Fund	Fund	Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$4,160,365,773	$263,743,849	$1,695,663,305	$1,462,639,745
Affiliated Companies	63,814,410	–	68,489,848	998,571,631
Repurchase agreements (at cost and value)	277,572,000	9,328,000	106,391,000	299,543,000
Cash and foreign currency	25,837	61,938	758	350
Receivable for investments sold	25,094,956	1,087,988	8,811,673	1,335,956
Receivable for capital shares sold	3,800,719	537,024	645,942	8,590,651
Receivable for dividends and interest	5,836,999	218,569	493,038	2,803,531
Prepaid expenses and other assets	20,000	1,219	8,717	9,818

Total Assets	4,536,530,694	274,978,587	1,880,504,281	2,773,494,682

LIABILITIES:
Payable for collateral on loaned securities	25,664,495	8,913,537	125,418,345	153,750
Payable for investments purchased	15,367,706	640,978	5,866,697	2,810,517
Payable for capital shares redeemed	7,966,471	274,431	3,811,892	3,242,680
Payable for investment advisory fees	3,469,916	212,479	1,372,697	2,158,008
Accrued expenses	825,308	110,256	331,871	93,399

Total Liabilities	53,293,896	10,151,681	136,801,502	8,458,354

Net Assets	$4,483,236,798	$264,826,906	$1,743,702,779	$2,765,036,328

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,357,447,320	$231,654,451	$1,677,807,029	$2,269,185,039
Undistributed net investment income (loss)	(1,581,320)	(269,376)	(1,945,355)	17,897,663
Accumulated net realized gain (loss) on investments and
foreign currency	246,358,907	143,870	65,430,169	125,675,546
Net unrealized appreciation (depreciation) on investments and
foreign currency	881,011,891	33,297,961	2,410,936	352,278,080

Net Assets	$4,483,236,798	$264,826,906	$1,743,702,779	$2,765,036,328

Investment Class	$3,106,853,179	$28,697,282	$914,929,232	$1,927,092,215
Service Class	283,544,907	211,742,177	169,206,080	236,199,530
Consultant Class	323,236,418	13,364,782	12,045,293	55,197,908
Institutional Class	378,300,954		635,320,775	546,546,675
W Class	147,199,663
R Class	43,496,508	5,379,880	4,638,397
K Class	200,605,169	5,642,785	7,563,002

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	236,568,268	2,139,743	79,721,225	92,313,238
Service Class	21,527,626	15,899,787	15,196,002	11,349,697
Consultant Class	24,396,492	1,231,199	1,125,912	2,772,600
Institutional Class	28,890,865		54,905,089	26,269,218
W Class	11,201,130
R Class	3,283,684	533,139	419,049
K Class	19,562,430	555,214	729,857

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$13.13	$13.41	$11.48	$20.88
Service Class[1]	13.17	13.32	11.13	20.81
Consultant Class[2]	13.25	10.86	10.70	19.91
Institutional Class[3]	13.09		11.57	20.81
W Class[3]	13.14
R Class[3]	13.25	10.09	11.07
K Class[3]	10.25	10.16	10.36

Investments at identified cost	$3,343,175,717	$230,444,245	$1,761,742,217	$2,108,933,296
Market value of loaned securities	25,808,873	8,721,010	125,305,280	154,460

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 107

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce Micro-Cap
	Value	Value Plus	100	Discovery
	Fund	Fund	Fund	Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$1,420,366,548	$1,676,817,312	$360,565,717	$3,407,243
Affiliated Companies	–	56,995,704	–	–
Repurchase agreements (at cost and value)	37,422,000	75,045,000	1,289,000	339,000
Cash and foreign currency	366	202,304	341	890
Receivable for investments sold	9,050,292	9,001,812	4,913,640	6,220
Receivable for capital shares sold	1,071,953	1,311,911	407,181	453
Receivable for dividends and interest	825,717	1,111,703	252,369	948
Prepaid expenses and other assets	7,918	12,125	1,931	16

Total Assets	1,468,744,794	1,820,497,871	367,430,179	3,754,770

LIABILITIES:
Payable for collateral on loaned securities	16,434,818	85,720,096	11,277,609	–
Payable for investments purchased	5,397,204	10,417,477	814,634	–
Payable for capital shares redeemed	29,959,976	10,648,857	1,022,759	1,067
Payable for investment advisory fees	1,163,649	1,384,440	288,924	–
Accrued expenses	427,379	722,878	157,542	8,701

Total Liabilities	53,383,026	108,893,748	13,561,468	9,768

Net Assets	$1,415,361,768	$1,711,604,123	$353,868,711	$3,745,002

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,384,973,030	$1,733,182,681	$294,789,917	$4,116,928
Undistributed net investment income (loss)	3,262,081	(10,935,289)	2,115,216	(13,517)
Accumulated net realized gain (loss) on investments and
foreign currency	52,050,873	(138,713,308)	12,273,145	(343,705)
Net unrealized appreciation (depreciation) on investments and
foreign currency	(24,924,216)	128,070,039	44,690,433	(14,704)

Net Assets	$1,415,361,768	$1,711,604,123	$353,868,711	$3,745,002

Investment Class	$213,481,770	$267,871,537	$73,443,234
Service Class	921,412,919	1,197,884,477	271,893,349	$3,745,002
Consultant Class	34,709,898	19,849,279
Institutional Class	192,781,854	224,066,737
R Class	36,685,062	1,378,083	4,203,623
K Class	16,290,265	554,010	4,328,505

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	19,753,814	20,965,891	8,240,172
Service Class	85,627,424	94,222,072	30,812,770	730,554
Consultant Class	3,385,035	1,621,501
Institutional Class	17,814,316	17,518,292
R Class	3,463,665	110,734	395,756
K Class	1,850,751	59,601	402,824

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$10.81	$12.78	$8.91
Service Class[1]	10.76	12.71	8.82	$5.13
Consultant Class[2]	10.25	12.24
Institutional Class[3]	10.82	12.79
R Class[3]	10.59	12.45	10.62
K Class[3]	8.80	9.30	10.75

Investments at identified cost	$1,445,283,981	$1,605,732,662	$315,875,934	$3,421,947
Market value of loaned securities	16,723,715	85,322,359	11,272,136

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

108 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	Royce	Royce	Royce	Royce
	Financial	Dividend	SMid-Cap	Focus Value
	Services Fund	Value Fund	Value Fund	Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$15,017,030	$333,325,079	$8,912,082	$8,155,591
Repurchase agreements (at cost and value)	315,000	27,836,000	980,000	500,000
Cash and foreign currency	295	308	1,171	600
Receivable for investments sold	–	1,326,691	855,512	–
Receivable for capital shares sold	54,411	1,192,577	12,593	3,393
Receivable for dividends and interest	20,295	425,944	12,077	7,198
Prepaid expenses and other assets	71	1,021	43	39

Total Assets	15,407,102	364,107,620	10,773,478	8,666,821

LIABILITIES:
Payable for collateral on loaned securities	–	1,093,223	–	–
Payable for investments purchased	–	5,939,058	106,526	–
Payable for capital shares redeemed	150,197	626,333	64,292	1,998
Payable for investment advisory fees	7,427	278,936	–	–
Accrued expenses	18,601	72,025	17,337	7,836

Total Liabilities	176,225	8,009,575	188,155	9,834

Net Assets	$15,230,877	$356,098,045	$10,585,323	$8,656,987

ANALYSIS OF NET ASSETS:
Paid-in capital	$15,990,027	$346,830,992	$17,521,592	$8,346,778
Undistributed net investment income (loss)	(36,877)	472,674	(17,245)	(9,691)
Accumulated net realized gain (loss) on investments and
foreign currency	(1,186,358)	2,304,678	(5,923,276)	(104,826)
Net unrealized appreciation (depreciation) on investments and
foreign currency	464,085	6,489,701	(995,748)	424,726

Net Assets	$15,230,877	$356,098,045	$10,585,323	$8,656,987

Investment Class		$124,363,726
Service Class	$15,230,877	231,734,319	$10,585,323	$8,656,987

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class		18,806,195
Service Class	2,465,705	34,838,706	1,021,027	629,608

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]		$6.61
Service Class[1]	$6.18	6.65	$10.37	$13.75

Investments at identified cost	$14,552,534	$326,834,430	$9,907,677	$7,730,865
Market value of loaned securities		1,106,212

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 109

Statements of Assets and Liabilities	June 30, 2012 (unaudited)

	Royce	Royce	Royce
	Partners	Mid-Cap	Special Equity
	Fund	Fund	Multi-Cap Fund
ASSETS:
Investments at value
Non-Affiliated Companies	$1,787,945	$5,084,143	$84,022,384
Repurchase agreements (at cost and value)	–	231,000	3,586,000
Cash and foreign currency	50,408	120	644
Receivable for investments sold	–	54,522	9,229
Receivable for capital shares sold	300	16,227	74,818
Receivable for dividends and interest	1,855	7,183	130,679
Receivable due from investment advisor	4,163	3,995	7,348
Prepaid expenses and other assets	7	24	35

Total Assets	1,844,678	5,397,214	87,831,137

LIABILITIES:
Payable for investments purchased	–	9,305	314,045
Payable for capital shares redeemed	–	–	33,387
Payable for investment advisory fees	–	–	69,124
Accrued expenses	36	7,443	4,263

Total Liabilities	36	16,748	420,819

Net Assets	$1,844,642	$5,380,466	$87,410,318

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,732,304	$5,488,233	$85,126,621
Undistributed net investment income (loss)	3,687	(1,458)	332,499
Accumulated net realized gain (loss) on investments and
foreign currency	11,864	(34,690)	413,412
Net unrealized appreciation (depreciation) on investments and foreign currency	96,787	(71,619)	1,537,786

Net Assets	$1,844,642	$5,380,466	$87,410,318

Investment Class			$25,814,042
Service Class	$1,844,642	$5,380,466	40,834,933
Institutional Class			20,761,343

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class			2,275,151
Service Class	165,713	508,985	3,598,935
Institutional Class			1,828,477

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class [1]			$11.35
Service Class [1]	$11.13	$10.57	11.35
Institutional Class [2]			11.35

Investments at identified cost	$1,691,145	$5,155,746	$82,484,598

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share.

110 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Royce Pennsylvania
	Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund
	Six months ended		Six months ended		Six months ended
	6/30/12	Year ended	6/30/12	Year ended	6/30/12	Year ended
	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11

INVESTMENT OPERATIONS:
Net investment income (loss)	$10,550,113	$(1,736,062)	$(2,010,281)	$(8,590,607)	$39,154,145	$(8,208,621)
Net realized gain (loss) on investments and
foreign currency	127,249,656	227,496,225	26,190,826	85,770,324	139,868,348	684,906,171
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	78,326,864	(504,275,913)	5,137,645	(256,605,573)	(2,743,113)	(761,470,308)

Net increase (decrease) in net assets from
investment operations	216,126,633	(278,515,750)	29,318,190	(179,425,856)	176,279,380	(84,772,758)

DISTRIBUTIONS:
Net investment income
Investment Class	–	(7,553,630)	–	(12,205,302)	–	(12,153,429)
Service Class	–	–	–	(1,545,545)	–	(752,969)
Consultant Class	–	–	–	(521,659)	–	–
Institutional Class	–	–			–	(3,198,893)
W Class					–	(2,087,838)
R Class	–	–			–	(49,192)
K Class	–	–			–	(54,734)
Net realized gain on investments and
foreign currency
Investment Class	–	(147,840,546)	–	(42,238,594)	–	(362,055,233)
Service Class	–	(14,504,009)	–	(5,775,719)	–	(50,755,242)
Consultant Class	–	(25,426,352)	–	(6,858,461)	–	(5,210,713)
Institutional Class	–	(8,073,158)			–	(65,746,753)
W Class					–	(44,761,892)
R Class	–	(773,990)			–	(1,872,119)
K Class	–	(218,971)			–	(1,393,122)

Total distributions	–	(204,390,656)	–	(69,145,280)	–	(550,092,129)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(98,618,270)	(103,999,144)	(71,245,025)	11,342,816	(10,486,127)	(9,633,723)
Service Class	4,060,452	(4,630,665)	11,810,023	9,291,180	(28,111,989)	105,553,789
Consultant Class	(42,522,529)	(115,290,247)	(9,449,571)	(18,158,871)	(1,964,245)	(5,810,352)
Institutional Class	150,251,453	258,340,306			(6,089,095)	197,239,074
W Class					(15,418,243)	182,723,037
R Class	5,130,396	6,206,100			3,932,546	16,429,482
K Class	1,308,198	2,401,452			1,091,411	6,908,558
Shareholder redemption fees
Investment Class	66,140	249,468	12,592	37,257	76,269	276,230
Service Class	30,341	169,200	3,871	20,092	20,841	119,591
Consultant Class	–	(948)	–	(734)	–	(25)
R Class	–	(382)			–	(385)
K Class	–	(1,263)			–	–

Net increase (decrease) in net assets from
capital share transactions	19,706,181	43,443,877	(68,868,110)	2,531,740	(56,948,632)	493,805,276

NET INCREASE (DECREASE) IN NET ASSETS	235,832,814	(439,462,529)	(39,549,920)	(246,039,396)	119,330,748	(141,059,611)
NET ASSETS:
Beginning of period	5,607,877,335	6,047,339,864	1,161,399,376	1,407,438,772	6,623,630,924	6,764,690,535

End of period	$5,843,710,149	$5,607,877,335	$1,121,849,456	$1,161,399,376	$6,742,961,672	$6,623,630,924

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$9,514,877	$(1,035,236)	$(9,663,286)	$(7,653,005)	$46,654,446	$7,500,301

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 111

Statements of Changes in Net Assets

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce Heritage Fund
	Six months ended		Six months ended		Six months ended
	6/30/12	Year ended	6/30/12	Year ended	6/30/12	Year ended
	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11

INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,078,564)	$(13,606,980)	$25,757,285	$48,152,272	$513,043	$(316,386)
Net realized gain (loss) on investments and
foreign currency	79,989,454	328,960,886	159,406,240	277,439,732	1,976,065	4,744,335
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(102,661,008)	(1,002,287,882)	1,104,445	(403,974,188)	4,172,292	(34,193,708)

Net increase (decrease) in net assets from
investment operations	(23,750,118)	(686,933,976)	186,267,970	(78,382,184)	6,661,400	(29,765,759)

DISTRIBUTIONS:
Net investment income
Investment Class	–	(2,622,938)	(19,215,135)	(30,675,794)	–	(82,990)
Service Class	–	(15,929,733)	(1,329,787)	(1,488,830)	–	(408,937)
Consultant Class			–	–	–	–
Institutional Class	–	(9,414,641)	(2,480,954)	(4,368,776)
W Class			(929,689)	(1,201,279)
R Class	–	(61,040)	(127,551)	(96,644)	–	(12,269)
K Class	–	(122,723)	(853,724)	(719,572)	–	(32,521)
Net realized gain on investments and
foreign currency
Investment Class	–	(21,174,775)	–	(35,538,995)	–	(908,574)
Service Class	–	(197,159,302)	–	(3,245,517)	–	(9,538,084)
Consultant Class			–	(3,759,667)	–	(743,095)
Institutional Class	–	(74,891,179)	–	(4,472,089)
W Class			–	(1,506,553)
R Class	–	(572,840)	–	(385,835)	–	(200,554)
K Class	–	(1,048,801)	–	(2,596,783)	–	(436,155)

Total distributions	–	(322,997,972)	(24,936,840)	(90,056,334)	–	(12,363,179)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	46,021,278	200,509,136	(111,328,787)	(336,209,156)	7,519,874	10,893,188
Service Class	(339,014,307)	(303,687,732)	(9,504,243)	(1,872,348)	(12,784,363)	9,640,655
Consultant Class			(17,830,946)	(50,011,884)	(810,493)	3,645,699
Institutional Class	89,613,002	183,689,075	(26,840,073)	52,023,722
W Class			10,028,849	63,365,878
R Class	(958,882)	5,966,770	7,660,182	15,625,875	1,179,137	2,807,392
K Class	(509,325)	6,633,649	16,891,444	82,088,857	(2,529,194)	3,622,168
Shareholder redemption fees
Investment Class	1,537	52,306	26,030	176,798	6,916	10,466
Service Class	61,056	313,978	8,962	71,858	7,584	26,956
Consultant Class			–	(1,669)	–	–
R Class	–	–	–	–	–	(55)
K Class	–	(61)	–	–	–	–

Net increase (decrease) in net assets from
capital share transactions	(204,785,641)	93,477,121	(130,888,582)	(174,742,069)	(7,410,539)	30,646,469

NET INCREASE (DECREASE) IN NET ASSETS	(228,535,759)	(916,454,827)	30,442,548	(343,180,587)	(749,139)	(11,482,469)
NET ASSETS:
Beginning of period	3,773,197,575	4,689,652,402	4,452,794,250	4,795,974,837	265,576,045	277,058,514

End of period	$3,544,661,816	$3,773,197,575	$4,483,236,798	$4,452,794,250	$264,826,906	$265,576,045

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$(28,752,968)	$(27,674,403)	$(1,581,320)	$(2,401,765)	$(269,376)	$(782,419)

112 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Value Fund
	Six months ended		Six months ended		Six months ended
	6/30/12	Year ended	6/30/12	Year ended	6/30/12	Year ended
	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11

INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,360,306)	$(7,692,995)	$17,803,459	$5,246,783	$3,331,600	$(3,005,590)
Net realized gain (loss) on investments and
foreign currency	75,993,408	200,833,727	96,049,101	133,073,710	45,880,412	183,939,122
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	108,383,112	(466,957,664)	28,080,755	(153,511,418)	(67,904,583)	(340,931,439)

Net increase (decrease) in net assets from
investment operations	183,016,214	(273,816,932)	141,933,315	(15,190,925)	(18,692,571)	(159,997,907)

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	(7,506,674)	–	(1,311,276)
Service Class	–	–	–	(533,230)	–	(2,106,179)
Consultant Class	–	–	–	–	–	–
Institutional Class	–	–	–	(2,738,810)	–	(1,186,806)
R Class	–	–			–	(113,727)
K Class	–	–			–	(63,344)
Net realized gain on investments and
foreign currency
Investment Class	–	(16,007,095)	–	(86,786,033)	–	(14,160,961)
Service Class	–	(3,015,764)	–	(11,156,408)	–	(71,209,823)
Consultant Class	–	(226,990)	–	(2,659,079)	–	(2,423,117)
Institutional Class	–	(10,373,465)	–	(24,966,735)	–	(11,887,154)
R Class	–	(58,426)			–	(2,190,124)
K Class	–	(125,508)			–	(1,042,529)

Total distributions	–	(29,807,248)	–	(136,346,969)	–	(107,695,040)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(63,660,761)	(128,372,272)	150,606,612	294,451,345	(2,638,721)	147,753,479
Service Class	(9,254,367)	(119,333,649)	8,575,862	68,539,674	(150,961,820)	(152,759,752)
Consultant Class	(1,117,795)	1,059,226	2,311,291	14,957,245	(680,204)	6,999,042
Institutional Class	(2,462,969)	(24,517,878)	35,861,333	66,765,812	5,134,058	438,275
R Class	1,193,811	2,092,297			3,539,086	13,089,183
K Class	366,789	1,293,607			2,660,395	3,612,310
Shareholder redemption fees
Investment Class	18,613	79,778	86,670	249,340	6,086	110,138
Service Class	946	180,844	16,917	51,327	41,214	634,242
K Class	–	(9)			–	–

Net increase (decrease) in net assets from
capital share transactions	(74,915,733)	(267,518,056)	197,458,685	445,014,743	(142,899,906)	19,876,917

NET INCREASE (DECREASE) IN NET ASSETS	108,100,481	(571,142,236)	339,392,000	293,476,849	(161,592,477)	(247,816,030)
NET ASSETS:
Beginning of period	1,635,602,298	2,206,744,534	2,425,644,328	2,132,167,479	1,576,954,245	1,824,770,275

End of period	$1,743,702,779	$1,635,602,298	$2,765,036,328	$2,425,644,328	$1,415,361,768	$1,576,954,245

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$(1,945,355)	$(585,048)	$17,897,663	$94,204	$3,262,081	$(69,519)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 113

Statements of Changes in Net Assets

					Royce Micro-Cap
	Royce Value Plus Fund		Royce 100 Fund		Discovery Fund
	Six months ended		Six months ended		Six months ended
	6/30/12	Year ended	6/30/12	Year ended	6/30/12	Year ended
	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11

INVESTMENT OPERATIONS:
Net investment income (loss)	$(6,095,362)	$(17,942,015)	$2,115,216	$(2,203,228)	$(13,518)	$(26,392)
Net realized gain (loss) on investments and
foreign currency	20,297,398	282,999,938	6,379,519	21,557,245	83,209	167,446
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	120,316,464	(522,171,703)	(403,475)	(53,701,837)	(73,602)	(258,889)

Net increase (decrease) in net assets from
investment operations	134,518,500	(257,113,780)	8,091,260	(34,347,820)	(3,911)	(117,835)

DISTRIBUTIONS:
Net investment income
Investment Class	–	(3,973,855)	–	(46,735)
Service Class	–	(9,654,977)	–	–	–	(1,952)
Consultant Class	–	–
Institutional Class	–	(3,466,339)
R Class	–	(8,226)	–	–
K Class	–	–	–	–
Net realized gain on investments and
foreign currency
Investment Class	–	–	–	(3,108,241)
Service Class	–	–	–	(15,452,399)	–	–
Consultant Class	–	–
Institutional Class	–	–
R Class	–	–	–	(130,243)
K Class	–	–	–	(181,337)

Total distributions	–	(17,103,397)	–	(18,918,955)	–	(1,952)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(52,271,733)	33,159,380	9,088,077	5,131,162
Service Class	(314,071,955)	(848,101,245)	(45,606,687)	(11,187,742)	128,151	94,984
Consultant Class	(1,547,856)	(7,468,096)
Institutional Class	(54,616,147)	(121,895,301)
R Class	244,074	281,374	724,724	2,419,632
K Class	25,639	(1,181,200)	(197,696)	2,100,132
Shareholder redemption fees
Investment Class	3,967	84,677	1,159	21,461
Service Class	23,431	164,613	15,036	66,531	–	8,416

Net increase (decrease) in net assets from
capital share transactions	(422,210,580)	(944,955,798)	(35,975,387)	(1,448,824)	128,151	103,400

NET INCREASE (DECREASE) IN NET ASSETS	(287,692,080)	(1,219,172,975)	(27,884,127)	(54,715,599)	124,240	(16,387)
NET ASSETS:
Beginning of period	1,999,296,203	3,218,469,178	381,752,838	436,468,437	3,620,762	3,637,149

End of period	$1,711,604,123	$1,999,296,203	$353,868,711	$381,752,838	$3,745,002	$3,620,762

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$(10,935,289)	$(4,839,927)	$2,115,216	$–	$(13,517)	$–

114 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Financial Services Fund		Royce Dividend Value Fund		Royce SMid-Cap Value Fund
	Six months ended		Six months ended		Six months ended
	6/30/12	Year ended	6/30/12	Year ended	6/30/12	Year ended
	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11

INVESTMENT OPERATIONS:
Net investment income (loss)	$60,775	$121,123	$2,138,649	$2,332,072	$(14,479)	$(57,490)
Net realized gain (loss) on investments and
foreign currency	257,110	(176,059)	1,982,716	4,242,268	(183,647)	371,294
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	752,803	(2,305,850)	10,122,911	(24,682,355)	394,340	(2,367,229)

Net increase (decrease) in net assets from
investment operations	1,070,688	(2,360,786)	14,244,276	(18,108,015)	196,214	(2,053,425)

DISTRIBUTIONS:
Net investment income
Investment Class			(812,315)	(714,241)
Service Class	–	(139,894)	(1,341,033)	(1,059,090)	–	(16,431)
Net realized gain on investments and
foreign currency
Investment Class			–	(1,223,501)
Service Class	–	–	–	(2,867,224)	–	–

Total distributions	–	(139,894)	(2,153,348)	(5,864,056)	–	(16,431)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class			35,020,920	57,157,873
Service Class	63,131	1,897,713	22,148,542	100,621,245	60,602	6,195,095
Shareholder redemption fees
Investment Class			11,810	17,078
Service Class	1,505	10,903	3,534	67,799	1,098	7,021

Net increase (decrease) in net assets from
capital share transactions	64,636	1,908,616	57,184,806	157,863,995	61,700	6,202,116

NET INCREASE (DECREASE) IN NET ASSETS	1,135,324	(592,064)	69,275,734	133,891,924	257,914	4,132,260
NET ASSETS:
Beginning of period	14,095,553	14,687,617	286,822,311	152,930,387	10,327,409	6,195,149

End of period	$15,230,877	$14,095,553	$356,098,045	$286,822,311	$10,585,323	$10,327,409

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$(36,877)	$(97,652)	$472,674	$487,373	$(17,245)	$(2,767)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 115

Statements of Changes in Net Assets

	Royce Focus Value Fund		Royce Partners Fund
	Six months ended		Six months ended
	6/30/12	Year ended	6/30/12	Year ended
	(unaudited)	12/31/11	(unaudited)	12/31/11

INVESTMENT OPERATIONS:
Net investment income (loss)	$(2,395)	$(28,804)	$3,715	$(4,575)
Net realized gain (loss) on investments and foreign currency	(106,714)	363,209	10,948	133,930
Net change in unrealized appreciation (depreciation) on investments and foreign
currency	122,531	(1,706,389)	106,605	(347,167)

Net increase (decrease) in net assets from investment operations	13,422	(1,371,984)	121,268	(217,812)

DISTRIBUTIONS:
Net investment income
Service Class	–	–	–	(6,563)
Net realized gain on investments and foreign currency
Service Class	–	(333,049)	–	(171,566)

Total distributions	–	(333,049)	–	(178,129)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Service Class	(84,019)	1,487,601	41,118	306,626
Shareholder redemption fees
Service Class	115	2,805	–	76

Net increase (decrease) in net assets from capital share transactions	(83,904)	1,490,406	41,118	306,702

NET INCREASE (DECREASE) IN NET ASSETS	(70,482)	(214,627)	162,386	(89,239)
NET ASSETS:
Beginning of period	8,727,469	8,942,096	1,682,256	1,771,495

End of period	$8,656,987	$8,727,469	$1,844,642	$1,682,256

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(9,691)	$(7,296)	$3,687	$(28)

116 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

			Royce Special Equity
	Royce Mid-Cap Fund		Multi-Cap Fund
	Six months ended		Six months ended
	6/30/12	Year ended	6/30/12	Period ended
	(unaudited)	12/31/11	(unaudited)	12/31/11[1]

INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,368)	$(23,182)	$332,499	$190,225
Net realized gain (loss) on investments and foreign currency	(44,013)	231,173	363,091	96,064
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(2,321)	(670,734)	862,267	675,520

Net increase (decrease) in net assets from investment operations	(47,702)	(462,743)	1,557,857	961,809

DISTRIBUTIONS:
Net investment income
Investment Class			–
Service Class	–	–	–	(191,929)
Institutional Class			–
Net realized gain on investments and foreign currency
Investment Class			–
Service Class	–	(213,640)	–	(44,040)
Institutional Class			–

Total distributions	–	(213,640)	–	(235,969)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class			26,861,342
Service Class	(302,340)	1,513,013	622,524	36,078,487
Institutional Class			21,548,000
Shareholder redemption fees
Service Class	3,151	1,671	9,334	6,934

Net increase (decrease) in net assets from capital share transactions	(299,189)	1,514,684	49,041,200	36,085,421

NET INCREASE (DECREASE) IN NET ASSETS	(346,891)	838,301	50,599,057	36,811,261
NET ASSETS:
Beginning of period	5,727,357	4,889,056	36,811,261

End of period	$5,380,466	$5,727,357	$87,410,318	$36,811,261

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(1,458)	$(90)	$332,499	$–

[1]	The Fund commenced operations on January 3, 2011.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 117

Statements of Operations	Six Months Ended June 30, 2012 (unaudited)

	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced	Total Return	Heritage	Opportunity
	Mutual Fund	Fund	Fund	Stock Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$40,246,729	$7,284,591	$30,397,894	$23,372,868	$50,460,381	$2,580,540	$8,394,339
Affiliated Companies	762,379	362,483	46,705,388	2,033,446	2,594,609	–	–
Interest	205,491	11,159	116,440	26,545	687,322	1,559	23,139
Securities lending	358,784	226,362	589,569	721,174	103,541	9,515	609,655

Total income	41,573,383	7,884,595	77,809,291	26,154,033	53,845,853	2,591,614	9,027,133

Expenses:
Investment advisory fees	22,502,592	7,847,468	32,912,221	22,066,199	22,190,543	1,395,689	8,900,040
Distribution fees	4,041,410	849,104	1,232,902	3,161,864	2,383,490	375,934	303,182
Shareholder servicing	2,959,035	661,571	2,709,358	2,162,190	2,253,062	161,848	728,191
Shareholder reports	627,893	245,573	825,412	449,386	525,899	42,812	141,571
Administrative and office facilities	320,114	70,373	373,677	234,398	248,858	15,135	101,847
Custody	257,930	170,493	278,333	339,019	211,854	43,598	85,842
Trustees’ fees	86,867	18,646	102,336	61,762	67,461	4,107	27,029
Legal	65,079	14,745	75,678	49,291	50,571	3,327	21,457
Registration	59,922	35,248	74,599	45,379	62,991	28,873	39,020
Audit	33,676	35,874	33,463	33,678	37,334	16,950	20,877
Other expenses	69,591	15,711	71,328	46,426	57,259	5,572	20,734

Total expenses	31,024,109	9,964,806	38,689,307	28,649,592	28,089,322	2,093,845	10,389,790
Compensating balance credits	(839)	(651)	(690)	(3,135)	(754)	(88)	(178)
Fees waived by distributor	–	–	(33,471)	–	–	(11,405)	–
Expenses reimbursed by investment adviser	–	(69,279)	–	(1,413,860)	–	(3,781)	(2,173)

Net expenses	31,023,270	9,894,876	38,655,146	27,232,597	28,088,568	2,078,571	10,387,439

Net investment income (loss)	10,550,113	(2,010,281)	39,154,145	(1,078,564)	25,757,285	513,043	(1,360,306)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	126,154,704	24,147,902	127,442,740	98,499,080	156,116,681	1,961,677	65,534,630
Investments in Affiliated Companies	1,101,966	2,080,102	12,465,251	(18,432,195)	3,263,183	–	10,458,778
Foreign currency transactions	(7,014)	(37,178)	(39,643)	(77,431)	26,376	14,388	–
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	78,327,688	5,125,025	(2,763,009)	(102,669,357)	1,101,383	4,170,804	108,383,112
Other assets and liabilities denominated in foreign currency	(824)	12,620	19,896	8,349	3,062	1,488	–

Net realized and unrealized gain (loss) on investments and foreign currency	205,576,520	31,328,471	137,125,235	(22,671,554)	160,510,685	6,148,357	184,376,520

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$216,126,633	$29,318,190	$176,279,380	$(23,750,118)	$186,267,970	$6,661,400	$183,016,214

118 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Six Months Ended June 30, 2012 (unaudited)

	Royce	Royce	Royce	Royce	Royce Micro-Cap	Royce	Royce
	Special Equity	Value	Value Plus	100	Discovery	Financial	Dividend
	Fund	Fund	Fund	Fund	Fund	Services Fund	Value Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$24,421,666	$14,533,341	$7,377,393	$4,853,820	$15,018	$176,277	$4,359,057
Affiliated Companies	8,885,222	–	28,372	–	–	–	–
Interest	64,270	4,522	12,719	1,788	51	90	4,862
Securities lending	48,177	71,327	84,957	4,327	–	–	266

Total income	33,419,335	14,609,190	7,503,441	4,859,935	15,069	176,367	4,364,185

Expenses:
Investment advisory fees	13,341,869	8,048,860	9,764,291	1,963,582	19,185	77,581	1,625,472
Distribution fees	586,325	1,663,402	1,845,424	410,962	4,796	19,395	280,387
Shareholder servicing	1,040,003	1,029,280	1,296,879	258,113	11,976	14,674	186,037
Shareholder reports	258,359	222,506	373,202	93,800	3,514	3,559	59,384
Administrative and office facilities	130,016	94,469	133,160	22,928	199	842	14,945
Custody	105,559	85,037	105,807	18,507	2,608	8,219	31,517
Trustees’ fees	36,636	25,048	33,522	6,065	58	224	4,190
Legal	25,372	19,681	29,351	4,787	1,000	176	2,703
Registration	66,287	48,493	38,224	22,300	9,791	11,655	24,808
Audit	25,377	20,877	25,384	13,918	6,959	6,960	15,368
Other expenses	26,154	20,362	30,610	7,168	662	765	3,319

Total expenses	15,641,957	11,278,015	13,675,854	2,822,130	60,748	144,050	2,248,130
Compensating balance credits	(513)	(425)	(264)	(122)	(3)	(13)	(163)
Fees waived by investment adviser and distributor	–	–	(69,431)	(63,167)	(19,185)	(28,445)	(22,431)
Expenses reimbursed by investment adviser	(25,568)	–	(7,356)	(14,122)	(12,973)	–	–

Net expenses	15,615,876	11,277,590	13,598,803	2,744,719	28,587	115,592	2,225,536

Net investment income (loss)	17,803,459	3,331,600	(6,095,362)	2,115,216	(13,518)	60,775	2,138,649

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	93,236,848	45,890,697	44,955,353	6,377,438	83,209	257,878	1,983,724
Investments in Affiliated Companies	2,812,253	–	(24,687,791)	–	–	–	–
Foreign currency transactions	–	(10,285)	29,836	2,081	–	(768)	(1,008)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	28,080,755	(67,910,504)	120,320,718	(402,970)	(73,602)	752,948	10,123,072
Other assets and liabilities denominated in foreign
currency	–	5,921	(4,254)	(505)	–	(145)	(161)

Net realized and unrealized gain (loss) on investments
and foreign currency	124,129,856	(22,024,171)	140,613,862	5,976,044	9,607	1,009,913	12,105,627

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$141,933,315	$(18,692,571)	$134,518,500	$8,091,260	$(3,911)	$1,070,688	$14,244,276

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 119

Statements of Operations	Six Months Ended June 30, 2012 (unaudited)

	Royce	Royce	Royce	Royce	Royce
	SMid-Cap	Focus Value	Partners	Mid-Cap	Special Equity
	Value Fund	Fund	Fund	Fund	Multi-Cap Fund
INVESTMENT INCOME:
Income:
Dividends	$61,450	$58,694	$16,215	$38,077	$750,017
Interest	160	82	–	55	1,095

Total income	61,610	58,776	16,215	38,132	751,112

Expenses:
Investment advisory fees	56,363	45,314	9,259	29,259	321,577
Distribution fees	14,091	11,328	2,315	7,315	53,089
Shareholder servicing	9,708	10,743	10,558	11,573	45,287
Shareholder reports	2,154	493	123	492	2,899
Administrative and office facilities	562	491	96	306	1,679
Custody	6,512	6,326	5,874	6,327	9,277
Trustees’ fees	157	134	26	88	512
Legal	111	99	19	60	3,625
Registration	11,119	8,182	4,853	6,206	24,161
Audit	6,959	6,960	6,959	6,939	9,709
Other expenses	620	690	655	650	2,471

Total expenses	108,356	90,760	40,737	69,215	474,286
Compensating balance credits	(5)	(3)	(16)	(1)	(9)
Fees waived by investment adviser and distributor	(32,262)	(29,586)	(9,259)	(29,259)	(8,494)
Expenses reimbursed by investment adviser	–	–	(18,962)	(455)	(47,170)

Net expenses	76,089	61,171	12,500	39,500	418,613

Net investment income (loss)	(14,479)	(2,395)	3,715	(1,368)	332,499

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	(182,679)	(106,368)	10,977	(44,048)	363,091
Foreign currency transactions	(968)	(346)	(29)	35	–
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	394,401	122,599	106,615	(2,304)	862,267
Other assets and liabilities denominated in foreign currency	(61)	(68)	(10)	(17)	–

Net realized and unrealized gain (loss) on investments and foreign currency	210,693	15,817	117,553	(46,334)	1,225,358

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$196,214	$13,422	$121,268	$(47,702)	$1,557,857

120 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund – Investment Class
†2012	$10.76	$0.03	$0.40	$0.43	$–	$–	$–	$–	$11.19	4.00%[1]	$4,341,063	0.91%[2]	0.91%[2]	0.91%[2]	0.48%[2]	12%
2011	11.65	0.01	(0.50)	(0.49)	(0.02)	(0.38)	(0.40)	–	10.76	(4.17)	4,266,754	0.90	0.90	0.90	0.11	20
2010	9.45	0.06	2.19	2.25	(0.05)	–	(0.05)	–	11.65	23.86	4,735,403	0.90	0.90	0.90	0.63	25
2009	6.94	0.02	2.50	2.52	(0.01)	–	(0.01)	–	9.45	36.28	3,555,507	0.92	0.92	0.92	0.33	23
2008	10.82	0.05	(3.82)	(3.77)	(0.01)	(0.10)	(0.11)	–	6.94	(34.78)	2,293,526	0.90	0.89	0.89	0.55	36
2007	11.57	0.05	0.29	0.34	(0.08)	(1.01)	(1.09)	–	10.82	2.75	3,157,742	0.89	0.88	0.88	0.44	43
Royce Pennsylvania Mutual Fund – Service Class
†2012	$10.75	$0.01	$0.40	$0.41	$–	$–	$–	$–	$11.16	3.81%[1]	$425,102	1.23%[2]	1.23%[2]	1.23%[2]	0.16%[2]	12%
2011	11.65	(0.02)	(0.50)	(0.52)	–	(0.38)	(0.38)	–	10.75	(4.42)	406,052	1.19	1.19	1.19	(0.18)	20
2010	9.41	0.02	2.20	2.22	–	–	–	0.02	11.65	23.80	448,784	1.27	1.27	1.25	0.18	25
2009	6.90	(0.00)	2.49	2.49	–	–	–	0.02	9.41	36.38	609,445	1.31	1.31	1.29	(0.05)	23
2008	10.78	0.04	(3.82)	(3.78)	–	(0.10)	(0.10)	–	6.90	(35.00)	115,959	1.11	1.11	1.11	0.41	36
2007	11.53	0.03	0.28	0.31	(0.05)	(1.01)	(1.06)	–	10.78	2.56	55,478	1.10	1.09	1.09	0.24	43
Royce Pennsylvania Mutual Fund – Consultant Class
†2012	$9.69	$(0.03)	$0.37	$0.34	$–	$–	$–	$–	$10.03	3.51%[1]	$646,583	1.88%[2]	1.88%[2]	1.88%[2]	(0.49)%[2]	12%
2011	10.61	(0.09)	(0.45)	(0.54)	–	(0.38)	(0.38)	–	9.69	(5.05)	664,778	1.85	1.85	1.85	(0.85)	20
2010	8.65	(0.03)	1.99	1.96	–	–	–	–	10.61	22.66	841,525	1.87	1.87	1.87	(0.36)	25
2009	6.40	(0.05)	2.30	2.25	–	–	–	–	8.65	35.16	757,734	1.89	1.89	1.89	(0.64)	23
2008	10.09	(0.04)	(3.55)	(3.59)	–	(0.10)	(0.10)	–	6.40	(35.52)	635,688	1.88	1.87	1.87	(0.46)	36
2007	10.89	(0.06)	0.27	0.21	–	(1.01)	(1.01)	–	10.09	1.73	1,164,136	1.89	1.88	1.88	(0.55)	43
Royce Pennsylvania Mutual Fund – Institutional Class [a]
†2012	$10.79	$0.04	$0.40	$0.44	$–	$–	$–	$–	$11.23	4.08%[1]	$395,279	0.79%[2]	0.79%[2]	0.79%[2]	0.63%[2]	12%
2011	12.19	0.03	(1.05)	(1.02)	–	(0.38)	(0.38)	–	10.79	(8.33)[1]	241,951	0.78 [2]	0.78 [2]	0.78 [2]	0.46 [2]	20
Royce Pennsylvania Mutual Fund – R Class [b]
†2012	$10.50	$(0.01)	$0.39	$0.38	$–	$–	$–	$–	$10.88	3.62%[1]	$28,429	1.51%[2]	1.51%[2]	1.51%[2]	(0.11)%[2]	12%
2011	11.43	(0.05)	(0.50)	(0.55)	–	(0.38)	(0.38)	–	10.50	(4.77)	22,542	1.51	1.51	1.51	(0.47)	20
2010	9.28	0.01	2.14	2.15	(0.00)	–	(0.00)	–	11.43	23.21	17,868	1.51	1.51	1.51	0.06	25
2009	6.87	(0.05)	2.46	2.41	–	–	–	–	9.28	35.08	9,808	1.95	1.95	1.84	(0.61)	23
2008	10.78	(0.00)	(3.81)	(3.81)	–	(0.10)	(0.10)	–	6.87	(35.28)	5,270	1.58	1.57	1.57	(0.03)	36
2007	12.71	(0.11)	(0.75)	(0.86)	(0.06)	(1.01)	(1.07)	–	10.78	(6.91)[1]	871	7.52 [2]	7.50 [2]	1.74 [2]	(0.42)[2]	43
Royce Pennsylvania Mutual Fund – K Class [c]
†2012	$9.68	$0.00	$0.36	$0.36	$–	$–	$–	$–	$10.04	3.72%[1]	$7,254	1.38%[2]	1.38%[2]	1.38%[2]	0.04%[2]	12%
2011	10.57	(0.05)	(0.46)	(0.51)	–	(0.38)	(0.38)	–	9.68	(4.78)	5,800	1.55	1.55	1.55	(0.49)	20
2010	8.59	0.00	1.98	1.98	(0.00)	–	(0.00)	–	10.57	23.11	3,760	1.61	1.61	1.59	0.01	25
2009	6.34	(0.02)	2.27	2.25	–	–	–	–	8.59	35.49	1,920	1.79	1.79	1.59	(0.34)	23
2008	10.00	0.01	(3.57)	(3.56)	–	(0.10)	(0.10)	–	6.34	(35.53)[1]	694	12.12 [2]	12.12 [2]	1.59 [2]	0.13 [2]	36

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 121

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Micro-Cap Fund – Investment Class
†2012	$14.55	$(0.02)	$0.39	$0.37	$–	$–	$–	$–	$14.92	2.61%[1]	$855,440	1.52%[2]	1.52%[2]	1.52%[2]	(0.21)%[2]	9%
2011	17.57	(0.07)	(2.05)	(2.12)	(0.20)	(0.70)	(0.90)	–	14.55	(12.04)	904,168	1.50	1.50	1.50	(0.50)	35
2010	13.71	(0.03)	4.14	4.11	(0.25)	–	(0.25)	–	17.57	30.06	1,085,782	1.50	1.50	1.50	(0.27)	36
2009	8.93	(0.06)	5.02	4.96	(0.18)	–	(0.18)	–	13.71	55.67	844,859	1.54	1.54	1.54	(0.41)	34
2008	15.72	0.12	(6.58)	(6.46)	–	(0.33)	(0.33)	–	8.93	(40.94)	455,077	1.52	1.51	1.51	0.89	43
2007	17.35	0.00	1.22	1.22	(0.45)	(2.40)	(2.85)	–	15.72	7.07	693,320	1.46	1.46	1.46	(0.06)	49

Royce Micro-Cap Fund – Service Class
†2012	$14.41	$(0.03)	$0.39	$0.36	$–	$–	$–	$–	$14.77	2.50%[1]	$138,065	1.77%[2]	1.77%[2]	1.66%[2]	(0.36)%[2]	9%
2011	17.43	(0.10)	(2.04)	(2.14)	(0.18)	(0.70)	(0.88)	–	14.41	(12.23)	122,479	1.76	1.76	1.66	(0.65)	35
2010	13.61	(0.08)	4.14	4.06	(0.24)	–	(0.24)	–	17.43	29.85	139,911	1.78	1.78	1.66	(0.41)	36
2009	8.87	(0.10)	5.01	4.91	(0.18)	–	(0.18)	0.01	13.61	55.49	84,771	1.77	1.77	1.66	(0.53)	34
2008	15.63	0.07	(6.51)	(6.44)	–	(0.33)	(0.33)	0.01	8.87	(40.98)	28,245	1.79	1.78	1.66	0.58	43
2007	17.27	(0.14)	1.33	1.19	(0.43)	(2.40)	(2.83)	–	15.63	6.90	27,224	1.72	1.71	1.66	(0.21)	49
Royce Micro-Cap Fund – Consultant Class
†2012	$13.11	$(0.08)	$0.35	$0.27	$–	$–	$–	$–	$13.38	2.06%[1]	$128,344	2.44%[2]	2.44%[2]	2.44%[2]	(1.14)%[2]	9%
2011	15.91	(0.21)	(1.84)	(2.05)	(0.05)	(0.70)	(0.75)	–	13.11	(12.86)	134,752	2.42	2.42	2.42	(1.41)	35
2010	12.45	(0.15)	3.74	3.59	(0.13)	–	(0.13)	–	15.91	28.85	181,746	2.43	2.43	2.43	(1.20)	36
2009	8.14	(0.13)	4.53	4.40	(0.09)	–	(0.09)	–	12.45	54.14	149,454	2.46	2.46	2.46	(1.30)	34
2008	14.51	0.00	(6.04)	(6.04)	–	(0.33)	(0.33)	–	8.14	(41.46)	103,038	2.45	2.45	2.45	0.02	43
2007	16.21	(0.16)	1.13	0.97	(0.27)	(2.40)	(2.67)	–	14.51	6.01	203,044	2.45	2.45	2.45	(1.06)	49
Royce Premier Fund – Investment Class
†2012	$18.52	$0.11	$0.38	$0.49	$–	$–	$–	$–	$19.01	2.65%[1]	$4,652,621	1.08%[2]	1.08%[2]	1.08%[2]	1.12%[2]	3%
2011	20.35	(0.02)	(0.17)	(0.19)	(0.05)	(1.59)	(1.64)	–	18.52	(0.86)	4,539,127	1.09	1.09	1.09	(0.11)	18
2010	16.31	(0.01)	4.32	4.31	–	(0.27)	(0.27)	–	20.35	26.46	4,961,891	1.12	1.12	1.12	(0.07)	10
2009	12.24	(0.02)	4.09	4.07	–	–	–	–	16.31	33.25	3,911,502	1.15	1.15	1.15	(0.14)	14
2008	17.36	0.02	(4.94)	(4.92)	–	(0.20)	(0.20)	–	12.24	(28.29)	2,634,045	1.13	1.12	1.12	0.15	11
2007	17.66	0.07	2.21	2.28	(0.28)	(2.30)	(2.58)	–	17.36	12.73	3,702,043	1.10	1.10	1.10	0.29	21
Royce Premier Fund – Service Class
†2012	$18.23	$0.09	$0.37	$0.46	$–	$–	$–	$–	$18.69	2.52%[1]	$615,423	1.34%[2]	1.34%[2]	1.33%[2]	0.89%[2]	3%
2011	20.07	(0.07)	(0.16)	(0.23)	(0.02)	(1.59)	(1.61)	–	18.23	(1.07)	628,824	1.34	1.34	1.32	(0.33)	18
2010	16.12	(0.05)	4.27	4.22	–	(0.27)	(0.27)	–	20.07	26.22	584,817	1.39	1.39	1.37	(0.30)	10
2009	12.14	(0.06)	4.04	3.98	–	–	–	–	16.12	32.78	377,079	1.44	1.44	1.43	(0.41)	14
2008	17.25	(0.01)	(4.91)	(4.92)	–	(0.20)	(0.20)	0.01	12.14	(28.41)	209,647	1.37	1.37	1.34	(0.06)	11
2007	17.56	0.01	2.23	2.24	(0.25)	(2.30)	(2.55)	–	17.25	12.56	246,313	1.38	1.38	1.29	0.12	21

122 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Premier Fund – Consultant Class
†2012	$16.87	$0.01	$0.35	$0.36	$–	$–	$–	$–	$17.23	2.13%[1]	$59,132	2.07%[2]	2.07%[2]	2.07%[2]	0.14%[2]	3%
2011	18.81	(0.21)	(0.14)	(0.35)	–	(1.59)	(1.59)	–	16.87	(1.80)	59,766	2.05	2.05	2.05	(1.07)	18
2010	15.24	(0.17)	4.01	3.84	–	(0.27)	(0.27)	–	18.81	25.24	71,686	2.08	2.08	2.08	(1.04)	10
2009	11.55	(0.15)	3.84	3.69	–	–	–	–	15.24	31.95	58,241	2.14	2.14	2.14	(1.13)	14
2008	16.57	(0.13)	(4.69)	(4.82)	–	(0.20)	(0.20)	–	11.55	(29.04)	28,977	2.12	2.11	2.11	(0.84)	11
2007	16.96	(0.13)	2.13	2.00	(0.09)	(2.30)	(2.39)	–	16.57	11.60	51,700	2.10	2.09	2.09	(0.70)	21
Royce Premier Fund – Institutional Class
†2012	$18.66	$0.12	$0.39	$0.51	$–	$–	$–	$–	$19.17	2.73%[1]	$827,914	0.97%[2]	0.97%[2]	0.97%[2]	1.26%[2]	3%
2011	20.49	0.00	(0.16)	(0.16)	(0.08)	(1.59)	(1.67)	–	18.66	(0.73)	813,837	0.97	0.97	0.97	0.02	18
2010	16.40	0.01	4.35	4.36	–	(0.27)	(0.27)	–	20.49	26.62	706,870	0.99	0.99	0.99	0.07	10
2009	12.30	(0.00)	4.10	4.10	–	–	–	–	16.40	33.33	516,900	1.03	1.03	1.03	(0.01)	14
2008	17.42	0.04	(4.96)	(4.92)	–	(0.20)	(0.20)	–	12.30	(28.19)	352,804	1.01	1.01	1.01	0.27	11
2007	17.71	0.06	2.25	2.31	(0.30)	(2.30)	(2.60)	–	17.42	12.86	450,492	1.01	1.00	1.00	0.40	21
Royce Premier Fund – W Class
†2012	$18.57	$0.12	$0.38	$0.50	$–	$–	$–	$–	$19.07	2.69%[1]	$549,942	1.01%[2]	1.00%[2]	1.00%[2]	1.20%[2]	3%
2011	20.40	(0.01)	(0.15)	(0.16)	(0.08)	(1.59)	(1.67)	–	18.57	(0.75)	549,648	1.00	1.00	1.00	(0.01)	18
2010	16.33	0.01	4.33	4.34	–	(0.27)	(0.27)	–	20.40	26.61	425,397	1.02	1.02	1.02	0.04	10
2009	12.25	(0.01)	4.09	4.08	–	–	–	–	16.33	33.31	319,120	1.07	1.07	1.07	(0.06)	14
2008	17.36	0.04	(4.95)	(4.91)	–	(0.20)	(0.20)	–	12.25	(28.23)	234,618	1.04	1.04	1.04	0.23	11
2007	17.67	0.07	2.21	2.28	(0.29)	(2.30)	(2.59)	–	17.36	12.72	332,720	1.05	1.05	1.05	0.34	21
Royce Premier Fund – R Class [b]
†2012	$17.99	$0.05	$0.37	$0.42	$–	$–	$–	$–	$18.41	2.33%[1]	$27,915	1.66%[2]	1.66[2] %	1.66%[2]	0.54%[2]	3%
2011	19.91	(0.14)	(0.15)	(0.29)	(0.04)	(1.59)	(1.63)	–	17.99	(1.38)	23,653	1.66	1.66	1.66	(0.63)	18
2010	16.07	(0.11)	4.22	4.11	–	(0.27)	(0.27)	–	19.91	25.61	10,185	1.78	1.78	1.78	(0.64)	10
2009	12.15	(0.12)	4.04	3.92	–	–	–	–	16.07	32.26	2,634	2.26	2.26	1.84	(0.83)	14
2008	17.36	(0.08)	(4.93)	(5.01)	–	(0.20)	(0.20)	–	12.15	(28.81)	396	3.97	3.97	1.84	(0.54)	11
2007	20.38	(0.02)	(0.49)	(0.51)	(0.21)	(2.30)	(2.51)	–	17.36	(2.67)[1]	97	14.23 [2]	14.23 [2]	1.74 [2]	(0.18)[2]	21
Royce Premier Fund – K Class [c]
†2012	$8.67	$0.04	$0.17	$0.21	$–	$–	$–	$–	$8.88	2.42%[1]	$10,015	1.47%[2]	1.47%[2]	1.47%[2]	0.77%[2]	3%
2011	10.46	(0.05)	(0.09)	(0.14)	(0.06)	(1.59)	(1.65)	–	8.67	(1.20)	8,776	1.49	1.49	1.49	(0.46)	18
2010	8.53	(0.04)	2.24	2.20	–	(0.27)	(0.27)	–	10.46	25.86	3,845	1.63	1.63	1.59	(0.47)	10
2009	6.44	(0.05)	2.14	2.09	–	–	–	–	8.53	32.45	1,551	2.39	2.39	1.59	(0.60)	14
2008	10.00	(0.02)	(3.34)	(3.36)	–	(0.20)	(0.20)	–	6.44	(33.51)[1]	35	35.36 [2]	35.36 [2]	1.59 [2]	(0.38)[2]	11
Royce Low-Priced Stock Fund – Investment Class [d]
†2012	$14.34	$0.01	$(0.14)	$(0.13)	$–	$–	$–	$–	$14.21	(0.91)%[1]	$316,930	1.25%[2]	1.25%[2]	1.24%[2]	0.11%[2]	5%
2011	18.31	(0.06)	(2.57)	(2.63)	(0.14)	(1.20)	(1.34)	–	14.34	(14.37)	276,247	1.26	1.26	1.24	(0.15)	22
2010	14.08	(0.03)	4.50	4.47	(0.10)	(0.14)	(0.24)	–	18.31	31.77	148,144	1.26	1.26	1.24	(0.10)	24
2009	9.17	(0.01)	4.96	4.95	(0.04)	–	(0.04)	–	14.08	54.04	94,966	1.27	1.27	1.24	(0.14)	22
2008	14.75	0.03	(5.35)	(5.32)	–	(0.27)	(0.27)	0.01	9.17	(35.77)	65,004	1.24	1.24	1.24	0.29	39
2007	17.06	(2.35)	2.58	0.23	(0.49)	(2.05)	(2.54)	–	14.75	1.15 [1]	29,260	2.11 [2]	2.12 [2]	1.24 [2]	0.44 [2]	30

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 123

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Low-Priced Stock Fund – Service Class
†2012	$14.31	$(0.01)	$(0.14)	$(0.15)	$–	$–	$–	$–	$14.16	(1.05)%[1]	$2,144,136	1.60%[2]	1.60%[2]	1.49%[2]	(0.16)%[2]	5%
2011	18.26	(0.06)	(2.60)	(2.66)	(0.09)	(1.20)	(1.29)	–	14.31	(14.58)	2,489,189	1.56	1.56	1.49	(0.39)	22
2010	14.05	(0.05)	4.47	4.42	(0.07)	(0.14)	(0.21)	–	18.26	31.49	3,456,142	1.60	1.60	1.49	(0.37)	24
2009	9.16	(0.04)	4.95	4.91	(0.02)	–	(0.02)	–	14.05	53.58	2,669,235	1.60	1.60	1.49	(0.38)	22
2008	14.78	(0.01)	(5.34)	(5.35)	–	(0.27)	(0.27)	–	9.16	(35.97)	1,870,016	1.56	1.55	1.49	(0.10)	39
2007	16.83	0.02	0.40	0.42	(0.42)	(2.05)	(2.47)	–	14.78	2.32	3,337,488	1.53	1.53	1.49	(0.16)	30
Royce Low-Priced Stock Fund – Institutional Class
†2012	$14.36	$0.01	$(0.13)	$(0.12)	$–	$–	$–	$–	$14.24	(0.84)%[1]	$1,069,131	1.19%[2]	1.19%[2]	1.19%[2]	0.15%[2]	5%
2011	18.33	(0.01)	(2.61)	(2.62)	(0.15)	(1.20)	(1.35)	–	14.36	(14.35)	991,706	1.17	1.17	1.17	(0.07)	22
2010	14.09	(0.02)	4.50	4.48	(0.10)	(0.14)	(0.24)	–	18.33	31.82	1,077,659	1.18	1.18	1.18	(0.04)	24
2009	9.18	(0.01)	4.96	4.95	(0.04)	–	(0.04)	–	14.09	53.97	673,846	1.24	1.24	1.24	(0.15)	22
2008	14.76	0.03	(5.34)	(5.31)	–	(0.27)	(0.27)	–	9.18	(35.75)	553,070	1.18	1.18	1.18	0.22	39
2007	16.82	(0.04)	0.51	0.47	(0.48)	(2.05)	(2.53)	–	14.76	2.61	869,042	1.22	1.22	1.22	0.12	30
Royce Low-Priced Stock Fund – R Class [b]
†2012	$14.05	$(0.04)	$(0.13)	$(0.17)	$–	$–	$–	$–	$13.88	(1.21)%[1]	$6,325	1.97%[2]	1.97%[2]	1.84%[2]	(0.52)%[2]	5%
2011	18.05	(0.19)	(2.49)	(2.68)	(0.12)	(1.20)	(1.32)	–	14.05	(14.86)	7,337	1.95	1.95	1.84	(0.72)	22
2010	13.95	(0.12)	4.44	4.32	(0.08)	(0.14)	(0.22)	–	18.05	31.00	2,925	2.21	2.21	1.84	(0.67)	24
2009	9.11	(0.09)	4.92	4.83	(0.00)	–	(0.00)	0.01	13.95	53.13	1,134	3.02	3.02	1.84	(0.76)	22
2008	14.76	(0.05)	(5.33)	(5.38)	–	(0.27)	(0.27)	–	9.11	(36.22)	74	10.95	10.94	1.84	(0.42)	39
2007	18.69	(0.02)	(1.44)	(1.46)	(0.42)	(2.05)	(2.47)	–	14.76	(7.96)[1]	92	11.93 [2]	11.93 [2]	1.74 [2]	(0.28)[2]	30
Royce Low-Priced Stock Fund – K Class [c]
†2012	$8.65	$(0.01)	$(0.08)	$(0.09)	$–	$–	$–	$–	$8.56	(1.04)%[1]	$8,140	1.70%[2]	1.70%[2]	1.59%[2]	(0.26)%[2]	5%
2011	11.70	(0.08)	(1.63)	(1.71)	(0.14)	(1.20)	(1.34)	–	8.65	(14.71)	8,719	1.68	1.68	1.59	(0.48)	22
2010	9.09	(0.08)	2.93	2.85	(0.10)	(0.14)	(0.24)	–	11.70	31.44	4,782	1.78	1.78	1.59	(0.40)	24
2009	5.95	(0.10)	3.28	3.18	(0.04)	–	(0.04)	–	9.09	53.45	676	4.75	4.75	1.59	(0.44)	22
2008	10.00	(0.01)	(3.77)	(3.78)	–	(0.27)	(0.27)	–	5.95	(37.47)[1]	30	40.19 [2]	40.19 [2]	1.59 [2]	(0.19)[2]	39
Royce Total Return Fund – Investment Class
†2012	$12.68	$0.08	$0.45	$0.53	$(0.08)	$–	$(0.08)	$–	$13.13	4.18%[1]	$3,106,853	1.13%[2]	1.13%[2]	1.13%[2]	1.21%[2]	11%
2011	13.17	0.15	(0.37)	(0.22)	(0.12)	(0.15)	(0.27)	–	12.68	(1.68)	3,106,208	1.12	1.12	1.12	1.10	21
2010	10.81	0.19	2.32	2.51	(0.15)	–	(0.15)	–	13.17	23.47	3,562,002	1.14	1.14	1.14	1.64	15
2009	8.70	0.16	2.09	2.25	(0.14)	–	(0.14)	–	10.81	26.22	3,077,099	1.17	1.17	1.17	1.74	20
2008	12.93	0.20	(4.20)	(4.00)	(0.23)	(0.00)	(0.23)	–	8.70	(31.17)	2,577,031	1.12	1.12	1.12	1.69	25
2007	13.75	0.19	0.16	0.35	(0.17)	(1.00)	(1.17)	–	12.93	2.39	4,214,156	1.08	1.08	1.08	1.29	27
Royce Total Return Fund – Service Class
†2012	$12.71	$0.06	$0.46	$0.52	$(0.06)	$–	$(0.06)	$–	$13.17	4.09%[1]	$283,545	1.41%[2]	1.41%[2]	1.41%[2]	0.94%[2]	11%
2011	13.19	0.11	(0.38)	(0.27)	(0.06)	(0.15)	(0.21)	–	12.71	(2.01)	282,704	1.41	1.41	1.41	0.82	21
2010	10.81	0.16	2.32	2.48	(0.10)	–	(0.10)	–	13.19	23.11	295,656	1.42	1.42	1.42	1.39	15
2009	8.67	0.14	2.09	2.23	(0.10)	–	(0.10)	0.01	10.81	26.16	215,939	1.42	1.42	1.42	1.49	20
2008	12.82	0.17	(4.16)	(3.99)	(0.18)	(0.00)	(0.18)	0.02	8.67	(31.17)	155,644	1.37	1.37	1.34	1.49	25
2007	13.61	0.15	0.17	0.32	(0.11)	(1.00)	(1.11)	–	12.82	2.20	268,562	1.39	1.39	1.29	1.09	27
124 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Total Return Fund – Consultant Class
†2012	$12.77	$0.02	$0.46	$0.48	$–	$–	$–	$–	$13.25	3.76%[1]	$323,236	2.09%[2]	2.09%[2]	2.09%[2]	0.24%[2]	11%
2011	13.27	0.02	(0.37)	(0.35)	–	(0.15)	(0.15)	–	12.77	(2.64)	328,610	2.07	2.07	2.07	0.15	21
2010	10.90	0.08	2.33	2.41	(0.04)	–	(0.04)	–	13.27	22.18	391,886	2.09	2.09	2.09	0.68	15
2009	8.76	0.07	2.12	2.19	(0.05)	–	(0.05)	–	10.90	25.12	366,367	2.12	2.12	2.12	0.78	20
2008	12.91	0.08	(4.18)	(4.10)	(0.05)	(0.00)	(0.05)	–	8.76	(31.83)	354,384	2.09	2.08	2.08	0.71	25
2007	13.73	0.04	0.17	0.21	(0.03)	(1.00)	(1.03)	–	12.91	1.35	648,191	2.08	2.07	2.07	0.30	27
Royce Total Return Fund – Institutional Class
†2012	$12.64	$0.09	$0.45	$0.54	$(0.09)	$–	$(0.09)	$–	$13.09	4.23%[1]	$378,301	1.01%[2]	1.01%[2]	1.01%[2]	1.33%[2]	11%
2011	13.14	0.16	(0.37)	(0.21)	(0.14)	(0.15)	(0.29)	–	12.64	(1.55)	390,277	1.00	1.00	1.00	1.26	21
2010	10.80	0.21	2.31	2.52	(0.18)	–	(0.18)	–	13.14	23.56	356,038	1.01	1.01	1.01	1.79	15
2009	8.70	0.17	2.09	2.26	(0.16)	–	(0.16)	–	10.80	26.41	264,041	1.04	1.04	1.04	1.87	20
2008	12.95	0.20	(4.19)	(3.99)	(0.26)	(0.00)	(0.26)	–	8.70	(31.09)	191,014	1.00	0.99	0.99	1.82	25
2007	13.77	0.20	0.17	0.37	(0.19)	(1.00)	(1.19)	–	12.95	2.52	257,066	0.99	0.99	0.99	1.38	27
Royce Total Return Fund – W Class
†2012	$12.69	$0.09	$0.45	$0.54	$(0.09)	$–	$(0.09)	$–	$13.14	4.22%[1]	$147,200	1.05%[2]	1.05%[2]	1.05%[2]	1.31%[2]	11%
2011	13.19	0.16	(0.37)	(0.21)	(0.14)	(0.15)	(0.29)	–	12.69	(1.58)	132,488	1.05	1.05	1.05	1.27	21
2010	10.83	0.20	2.32	2.52	(0.16)	–	(0.16)	–	13.19	23.44	75,063	1.09	1.09	1.09	1.74	15
2009	8.71	0.16	2.10	2.26	(0.14)	–	(0.14)	–	10.83	26.28	48,058	1.13	1.13	1.13	1.78	20
2008	12.95	0.23	(4.23)	(4.00)	(0.24)	(0.00)	(0.24)	–	8.71	(31.18)	65,260	1.08	1.08	1.08	1.66	25
2007	13.76	0.19	0.18	0.37	(0.18)	(1.00)	(1.18)	–	12.95	2.49	250,178	1.06	1.06	1.06	1.31	27
Royce Total Return Fund – R Class [b]
†2012	$12.79	$0.04	$0.46	$0.50	$(0.04)	$–	$(0.04)	$–	$13.25	3.91%[1]	$43,497	1.70%[2]	1.70%[2]	1.70%[2]	0.67%[2]	11%
2011	13.28	0.08	(0.38)	(0.30)	(0.04)	(0.15)	(0.19)	–	12.79	(2.23)	34,695	1.68	1.68	1.68	0.62	21
2010	10.88	0.15	2.32	2.47	(0.07)	–	(0.07)	–	13.28	22.76	20,011	1.71	1.71	1.71	1.20	15
2009	8.74	0.10	2.10	2.20	(0.06)	–	(0.06)	–	10.88	25.43	6,450	1.85	1.85	1.84	1.05	20
2008	12.93	0.11	(4.19)	(4.08)	(0.11)	(0.00)	(0.11)	–	8.74	(31.67)	2,946	2.03	2.02	1.84	1.10	25
2007	14.89	(0.02)	(0.87)	(0.89)	(0.07)	(1.00)	(1.07)	–	12.93	(6.15)[1]	1,224	6.15 [2]	6.14 [2]	1.74 [2]	0.78 [2]	27
Royce Total Return Fund – K Class [e]
†2012	$9.90	$0.05	$0.35	$0.40	$(0.05)	$–	$(0.05)	$–	$10.25	3.99%[1]	$200,605	1.43%[2]	1.43%[2]	1.43%[2]	0.93%[2]	11%
2011	10.31	0.09	(0.30)	(0.21)	(0.05)	(0.15)	(0.20)	–	9.90	(1.97)	177,812	1.44	1.44	1.44	0.90	21
2010	8.47	0.13	1.81	1.94	(0.10)	–	(0.10)	–	10.31	23.08	95,319	1.43	1.43	1.43	1.46	15
2009	6.81	0.11	1.63	1.74	(0.08)	–	(0.08)	–	8.47	25.89	43,281	1.42	1.42	1.42	1.44	20
2008	10.00	0.02	(3.07)	(3.05)	(0.14)	(0.00)	(0.14)	–	6.81	(30.56)[1]	14,064	1.46 [2]	1.46 [2]	1.46 [2]	1.81 [2]	25
Royce Heritage Fund – Investment Class [d]
†2012	$13.07	$0.05	$0.29	$0.34	$–	$–	$–	$–	$13.41	2.52%[1]	$28,697	1.20%[2]	1.20%[2]	1.20%[2]	0.72%[2]	21%
2011	15.10	0.01	(1.41)	(1.40)	(0.05)	(0.59)	(0.64)	0.01	13.07	(9.16)	21,088	1.22	1.22	1.22	0.15	51
2010	12.12	0.04	3.31	3.35	(0.08)	(0.29)	(0.37)	–	15.10	27.71	13,313	1.25	1.25	1.24	0.35	66
2009	7.97	0.02	4.13	4.15	–	–	–	–	12.12	52.07	10,052	1.34	1.34	1.24	0.19	59
2008	12.88	0.04	(4.70)	(4.66)	–	(0.25)	(0.25)	–	7.97	(36.07)	5,522	1.39	1.38	1.24	0.40	128
2007	14.03	(0.01)	0.28	0.27	–	(1.42)	(1.42)	–	12.88	1.64 [1]	8,884	3.33 [2]	3.33 [2]	1.24 [2]	(0.06)[2]	138

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 125

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning	Investment Income	Gain (Loss) on Investments and	Total from Investment	from Net Investment	Realized Gain on Investments and	Total	Shareholder Redemption	Net Asset Value, End	Total	Net Assets, End of Period	Prior to Fee Waivers and	Prior to Fee	Net of Fee	Income (Loss) to Average	Portfolio Turnover
	of Period	(Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	of Period	Return	(in thousands)	Balance Credits	Waivers	Waivers	Net Assets	Rate

Royce Heritage Fund – Service Class
†2012	$13.00	$0.03	$0.29	$0.32	$–	$–	$–	$–	$13.32	2.38%[1]	$211,742	1.47%[2]	1.47%[2]	1.46%[2]	0.39%[2]	21%
2011	15.03	(0.01)	(1.40)	(1.41)	(0.03)	(0.59)	(0.62)	–	13.00	(9.39)	218,770	1.47	1.47	1.44	(0.07)	51
2010	12.07	0.03	3.28	3.31	(0.06)	(0.29)	(0.35)	–	15.03	27.50	243,822	1.47	1.47	1.38	0.21	66
2009	7.95	(0.00)	4.12	4.12	–	–	–	–	12.07	51.82	182,690	1.51	1.51	1.42	(0.02)	59
2008	12.88	0.02	(4.70)	(4.68)	–	(0.25)	(0.25)	–	7.95	(36.22)	78,526	1.50	1.49	1.49	0.14	128
2007	14.09	(0.02)	0.22	0.20	–	(1.42)	(1.42)	0.01	12.88	1.20	103,652	1.42	1.42	1.27	(0.10)	138
Royce Heritage Fund – Consultant Class
†2012	$10.64	$(0.03)	$0.25	$0.22	$–	$–	$–	$–	$10.86	1.97%[1]	$13,365	2.31%[2]	2.31%[2]	2.31%[2]	(0.46)%[2]	21%
2011	12.50	(0.11)	(1.16)	(1.27)	–	(0.59)	(0.59)	–	10.64	(10.14)	13,850	2.28	2.28	2.28	(0.91)	51
2010	10.14	(0.08)	2.73	2.65	–	(0.29)	(0.29)	–	12.50	26.22	12,801	2.36	2.36	2.36	(0.77)	66
2009	6.75	(0.09)	3.48	3.39	–	–	–	–	10.14	50.22	7,485	2.55	2.55	2.49	(1.05)	59
2008	11.10	(0.08)	(4.03)	(4.11)	–	(0.25)	(0.25)	0.01	6.75	(36.81)	4,609	2.69	2.68	2.49	(0.86)	128
2007	12.47	(0.17)	0.21	0.04	–	(1.42)	(1.42)	0.01	11.10	0.07	6,728	2.61	2.60	2.49	(1.33)	138
Royce Heritage Fund – R Class [c]
†2012	$9.87	$0.00	$0.22	$0.22	$–	$–	$–	$–	$10.09	2.13%[1]	$5,380	1.87%[2]	1.87%[2]	1.84%[2]	0.03%[2]	21%
2011	11.63	(0.06)	(1.07)	(1.13)	(0.04)	(0.59)	(0.63)	–	9.87	(9.73)	4,081	1.90	1.90	1.84	(0.45)	51
2010	9.43	(0.03)	2.55	2.52	(0.03)	(0.29)	(0.32)	–	11.63	26.84	1,909	2.22	2.22	1.84	(0.25)	66
2009	6.23	(0.05)	3.25	3.20	–	–	–	–	9.43	51.36	832	4.03	4.03	1.84	(0.56)	59
2008	10.00	(0.01)	(3.51)	(3.52)	–	(0.25)	(0.25)	–	6.23	(35.05)[1]	65	19.77 [2]	19.76 [2]	1.84 [2]	(0.27)[2]	128
Royce Heritage Fund – K Class [c]
†2012	$9.93	$0.01	$0.22	$0.23	$–	$–	$–	$–	$10.16	2.21%[1]	$5,643	1.69%[2]	1.69%[2]	1.59%[2]	0.15%[2]	21%
2011	11.68	(0.04)	(1.08)	(1.12)	(0.04)	(0.59)	(0.63)	–	9.93	(9.53)	7,787	1.66	1.66	1.59	(0.24)	51
2010	9.46	(0.03)	2.60	2.57	(0.06)	(0.29)	(0.35)	–	11.68	27.29	5,214	1.67	1.67	1.59	(0.00)	66
2009	6.24	(0.02)	3.24	3.22	–	–	–	–	9.46	51.60	287	5.82	5.82	1.59	(0.26)	59
2008	10.00	(0.00)	(3.51)	(3.51)	–	(0.25)	(0.25)	–	6.24	(34.95)[1]	65	19.53 [2]	19.53 [2]	1.59 [2]	(0.02)[2]	128
Royce Opportunity Fund – Investment Class
†2012	$10.32	$(0.01)	$1.17	$1.16	$–	$–	$–	$–	$11.48	11.24%[1]	$914,929	1.17%[2]	1.17%[2]	1.17%[2]	(0.16)%[2]	18%
2011	12.08	(0.04)	(1.53)	(1.57)	–	(0.19)	(0.19)	–	10.32	(12.95)	878,824	1.16	1.16	1.16	(0.38)	35
2010	9.03	(0.04)	3.09	3.05	–	–	–	–	12.08	33.78	1,170,607	1.17	1.17	1.17	(0.44)	47
2009	5.57	(0.03)	3.49	3.46	(0.00)	–	(0.00)	–	9.03	62.14	836,268	1.22	1.22	1.22	(0.43)	44
2008	11.02	0.06	(5.12)	(5.06)	(0.05)	(0.34)	(0.39)	–	5.57	(45.73)	581,860	1.17	1.17	1.17	0.63	52
2007	13.04	0.06	(0.27)	(0.21)	(0.07)	(1.74)	(1.81)	–	11.02	(2.00)	1,550,045	1.11	1.10	1.10	0.36	50
Royce Opportunity Fund – Service Class
†2012	$10.03	$(0.03)	$1.13	$1.10	$–	$–	$–	$–	$11.13	10.97%[1]	$169,206	1.49%[2]	1.49%[2]	1.49%[2]	(0.48)%[2]	18%
2011	11.78	(0.08)	(1.49)	(1.57)	–	(0.19)	(0.19)	0.01	10.03	(13.20)	160,496	1.48	1.48	1.48	(0.73)	35
2010	8.83	(0.08)	3.03	2.95	–	–	–	–	11.78	33.41	312,728	1.46	1.46	1.46	(0.78)	47
2009	5.46	(0.05)	3.42	3.37	–	–	–	–	8.83	61.72	298,410	1.47	1.47	1.47	(0.69)	44
2008	10.80	0.04	(5.00)	(4.96)	(0.04)	(0.34)	(0.38)	–	5.46	(45.76)	162,607	1.41	1.41	1.34	0.40	52
2007	12.82	0.02	(0.25)	(0.23)	(0.05)	(1.74)	(1.79)	–	10.80	(2.22)	293,012	1.39	1.39	1.29	0.14	50

126 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Opportunity Fund – Consultant Class
†2012	$9.67	$(0.07)	$1.10	$1.03	$–	$–	$–	$–	$10.70	10.65%[1]	$12,045	2.28%[2]	2.28%[2]	2.28%[2]	(1.26)%[2]	18%
2011	11.46	(0.15)	(1.45)	(1.60)	–	(0.19)	(0.19)	–	9.67	(13.91)	11,884	2.24	2.24	2.24	(1.44)	35
2010	8.66	(0.15)	2.95	2.80	–	–	–	–	11.46	32.33	13,126	2.29	2.29	2.29	(1.56)	47
2009	5.42	(0.11)	3.35	3.24	–	–	–	–	8.66	59.78	7,500	2.45	2.45	2.45	(1.66)	44
2008	10.78	(0.07)	(4.95)	(5.02)	–	(0.34)	(0.34)	–	5.42	(46.40)	4,707	2.48	2.47	2.47	(0.74)	52
2007	12.90	(0.14)	(0.24)	(0.38)	–	(1.74)	(1.74)	–	10.78	(3.34)	7,982	2.48	2.46	2.46	(1.03)	50
Royce Opportunity Fund – Institutional Class
†2012	$10.40	$(0.00)	$1.17	$1.17	$–	$–	$–	$–	$11.57	11.25%[1]	$635,321	1.04%[2]	1.04%[2]	1.04%[2]	(0.02)%[2]	18%
2011	12.16	(0.03)	(1.54)	(1.57)	–	(0.19)	(0.19)	–	10.40	(12.86)	574,826	1.03	1.03	1.03	(0.24)	35
2010	9.07	(0.03)	3.12	3.09	–	–	–	–	12.16	34.07	702,220	1.04	1.04	1.04	(0.32)	47
2009	5.60	(0.02)	3.50	3.48	(0.01)	–	(0.01)	–	9.07	62.23	502,300	1.04	1.04	1.04	(0.26)	44
2008	11.09	0.05	(5.13)	(5.08)	(0.07)	(0.34)	(0.41)	–	5.60	(45.66)	310,272	1.04	1.04	1.04	0.60	52
2007	13.11	0.06	(0.25)	(0.19)	(0.09)	(1.74)	(1.83)	–	11.09	(1.89)	333,452	1.02	1.02	1.02	0.47	50
Royce Opportunity Fund – R Class [b]
†2012	$9.98	$(0.04)	$1.13	$1.09	$–	$–	$–	$–	$11.07	10.92%[1]	$4,639	1.95%[2]	1.95%[2]	1.84%[2]	(0.82)%[2]	18%
2011	11.78	(0.10)	(1.51)	(1.61)	–	(0.19)	(0.19)	–	9.98	(13.62)	3,088	2.03	2.03	1.84	(0.98)	35
2010	8.86	(0.11)	3.03	2.92	–	–	–	–	11.78	32.96	1,407	2.88	2.88	1.84	(1.06)	47
2009	5.50	(0.07)	3.43	3.36	–	–	–	–	8.86	61.09	341	9.91	9.91	1.84	(1.05)	44
2008	11.02	(0.06)	(5.08)	(5.14)	(0.04)	(0.34)	(0.38)	–	5.50	(46.50)	64	18.28	18.27	1.84	(0.04)	52
2007	14.43	(0.08)	(1.57)	(1.65)	(0.02)	(1.74)	(1.76)	–	11.02	(11.77)[1]	88	14.59 [2]	14.59 [2]	1.74 [2]	(0.92)[2]	50
Royce Opportunity Fund – K Class [c]
†2012	$9.33	$(0.02)	$1.05	$1.03	$–	$–	$–	$–	$10.36	11.04%[1]	$7,563	1.47%[2]	1.47%[2]	1.47%[2]	(0.45)%[2]	18%
2011	10.98	(0.07)	(1.39)	(1.46)	–	(0.19)	(0.19)	–	9.33	(13.25)	6,484	1.46	1.46	1.46	(0.68)	35
2010	8.24	(0.07)	2.81	2.74	–	–	–	–	10.98	33.25	6,657	1.63	1.63	1.59	(0.76)	47
2009	5.11	(0.06)	3.19	3.13	–	–	–	–	8.24	61.25	286	6.85	6.85	1.59	(0.86)	44
2008	10.00	(0.00)	(4.51)	(4.51)	(0.04)	(0.34)	(0.38)	–	5.11	(44.92)[1]	24	44.39 [2]	44.39 [2]	1.59 [2]	(0.06)[2]	52
Royce Special Equity Fund – Investment Class
†2012	$19.70	$0.14	$1.04	$1.18	$–	$–	$–	$–	$20.88	5.99%[1]	$1,927,092	1.13%[2]	1.13%[2]	1.13%[2]	1.34%[2]	17%
2011	20.87	0.05	(0.05)	0.00	(0.09)	(1.08)	(1.17)	–	19.70	0.08	1,677,393	1.15	1.15	1.15	0.23	23
2010	17.50	0.14	3.29	3.43	(0.06)	–	(0.06)	–	20.87	19.61	1,487,632	1.17	1.16	1.16	0.78	21
2009	13.69	0.07	3.80	3.87	(0.07)	–	(0.07)	0.01	17.50	28.38	842,678	1.17	1.17	1.17	0.62	10
2008	18.27	0.21	(3.83)	(3.62)	(0.21)	(0.75)	(0.96)	–	13.69	(19.62)	316,558	1.15	1.15	1.15	1.32	27
2007	19.72	0.13	0.86	0.99	(0.12)	(2.32)	(2.44)	–	18.27	4.74	385,864	1.12	1.11	1.11	0.57	29
Royce Special Equity Fund – Service Class
†2012	$19.66	$0.11	$1.04	$1.15	$–	$–	$–	$–	$20.81	5.85%[1]	$236,199	1.41%[2]	1.41%[2]	1.39%[2]	1.09%[2]	17%
2011	20.83	0.00	(0.05)	(0.05)	(0.05)	(1.08)	(1.13)	0.01	19.66	(0.12)	216,143	1.45	1.45	1.39	0.00	23
2010	17.48	0.10	3.27	3.37	(0.03)	–	(0.03)	0.01	20.83	19.33	160,870	1.48	1.48	1.39	0.56	21
2009	13.69	(0.00)	3.84	3.84	(0.06)	–	(0.06)	0.01	17.48	28.11	72,360	1.52	1.52	1.39	0.29	10
2008	18.28	0.11	(3.77)	(3.66)	(0.19)	(0.75)	(0.94)	0.01	13.69	(19.74)	9,549	1.83	1.82	1.35	1.27	27
2007	19.73	0.03	0.92	0.95	(0.09)	(2.32)	(2.41)	0.01	18.28	4.58	2,758	2.04	2.03	1.35	0.27	29

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 127

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Special Equity Fund – Consultant Class
†2012	$18.88	$0.03	$1.00	$1.03	$–	$–	$–	$–	$19.91	5.46%[1]	$55,198	2.15%[2]	2.15%[2]	2.15%[2]	0.33%[2]	17%
2011	20.16	(0.15)	(0.05)	(0.20)	–	(1.08)	(1.08)	–	18.88	(0.93)	50,253	2.16	2.16	2.16	(0.77)	23
2010	17.03	(0.04)	3.17	3.13	–	–	–	–	20.16	18.38	38,497	2.17	2.17	2.17	(0.22)	21
2009	13.42	(0.06)	3.67	3.61	–	–	–	–	17.03	26.90	20,891	2.23	2.23	2.23	(0.41)	10
2008	17.87	0.03	(3.72)	(3.69)	(0.01)	(0.75)	(0.76)	–	13.42	(20.46)	11,460	2.26	2.26	2.26	0.18	27
2007	19.43	(0.10)	0.86	0.76	–	(2.32)	(2.32)	–	17.87	3.63	15,778	2.20	2.19	2.19	(0.50)	29
Royce Special Equity Fund – Institutional Class
†2012	$19.63	$0.15	$1.03	$1.18	$–	$–	$–	$–	$20.81	6.01%[1]	$546,547	1.02%[2]	1.02%[2]	1.02%[2]	1.46%[2]	17%
2011	20.79	0.07	(0.03)	0.04	(0.12)	(1.08)	(1.20)	–	19.63	0.25	481,855	1.03	1.03	1.03	0.36	23
2010	17.44	0.16	3.27	3.43	(0.08)	–	(0.08)	–	20.79	19.69	445,168	1.04	1.04	1.04	0.91	21
2009	13.65	0.11	3.77	3.88	(0.09)	–	(0.09)	–	17.44	28.42	280,253	1.05	1.05	1.05	0.81	10
2008	18.22	0.21	(3.80)	(3.59)	(0.23)	(0.75)	(0.98)	–	13.65	(19.52)	161,840	1.05	1.05	1.05	1.43	27
2007	19.68	0.13	0.87	1.00	(0.14)	(2.32)	(2.46)	–	18.22	4.79	157,100	1.04	1.04	1.04	0.64	29
Royce Value Fund – Investment Class [d]
†2012	$10.97	$0.04	$(0.20)	$(0.16)	$–	$–	$–	$–	$10.81	(1.46)%[1]	$213,482	1.18%[2]	1.18%[2]	1.18%[2]	0.63%[2]	15%
2011	12.70	0.00	(0.92)	(0.92)	(0.07)	(0.75)	(0.82)	0.01	10.97	(7.17)	218,126	1.17	1.17	1.17	0.09	35
2010	10.16	0.03	2.55	2.58	(0.04)	–	(0.04)	–	12.70	25.42	115,007	1.16	1.16	1.16	0.32	35
2009	7.00	0.01	3.15	3.16	–	–	–	–	10.16	45.14	67,249	1.14	1.14	1.14	0.06	49
2008	10.62	(0.01)	(3.61)	(3.62)	–	–	–	–	7.00	(34.09)	18,993	1.16	1.16	1.16	(0.06)	41
2007	11.22	(0.32)	0.60	0.28	(0.19)	(0.69)	(0.88)	–	10.62	2.36 [1]	13,233	1.89 [2]	1.88 [2]	1.24 [2]	0.06 [2]	67
Royce Value Fund – Service Class
†2012	$10.94	$0.02	$(0.20)	$(0.18)	$–	$–	$–	$–	$10.76	(1.65)%[1]	$921,413	1.47%[2]	1.47%[2]	1.47%[2]	0.34%[2]	15%
2011	12.65	(0.03)	(0.92)	(0.95)	(0.02)	(0.75)	(0.77)	0.01	10.94	(7.41)	1,083,903	1.45	1.45	1.44	(0.23)	35
2010	10.13	0.00	2.53	2.53	(0.01)	–	(0.01)	–	12.65	24.97	1,415,766	1.46	1.46	1.44	0.04	35
2009	7.00	(0.03)	3.16	3.13	–	–	–	–	10.13	44.71	1,178,806	1.47	1.47	1.45	(0.31)	49
2008	10.64	(0.03)	(3.62)	(3.65)	–	–	–	0.01	7.00	(34.21)	704,406	1.45	1.45	1.45	(0.34)	41
2007	11.06	(0.03)	0.45	0.42	(0.16)	(0.69)	(0.85)	0.01	10.64	3.77	663,808	1.43	1.43	1.36	(0.08)	67
Royce Value Fund – Consultant Class
†2012	$10.46	$(0.02)	$(0.19)	$(0.21)	$–	$–	$–	$–	$10.25	(2.01)%[1]	$34,710	2.20%[2]	2.20%[2]	2.20%[2]	(0.39)%[2]	15%
2011	12.21	(0.11)	(0.89)	(1.00)	–	(0.75)	(0.75)	–	10.46	(8.20)	36,104	2.17	2.17	2.17	(0.94)	35
2010	9.84	(0.07)	2.44	2.37	–	–	–	–	12.21	24.09	35,167	2.18	2.18	2.18	(0.69)	35
2009	6.85	(0.09)	3.08	2.99	–	–	–	–	9.84	43.65	27,625	2.23	2.23	2.23	(1.09)	49
2008	10.50	(0.11)	(3.54)	(3.65)	–	–	–	–	6.85	(34.76)	15,915	2.29	2.28	2.28	(1.18)	41
2007	10.98	(0.16)	0.45	0.29	(0.09)	(0.69)	(0.78)	0.01	10.50	2.65	14,374	2.35	2.33	2.33	(1.05)	67

128 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Fund – Institutional Class
†2012	$10.98	$0.05	$(0.21)	$(0.16)	$–	$–	$–	$–	$10.82	(1.46)%[1]	$192,782	1.05%[2]	1.05%[2]	1.05%[2]	0.78%[2]	15%
2011	12.71	0.03	(0.94)	(0.91)	(0.07)	(0.75)	(0.82)	–	10.98	(7.12)	190,591	1.04	1.04	1.04	0.19	35
2010	10.17	0.05	2.54	2.59	(0.05)	–	(0.05)	–	12.71	25.52	219,111	1.04	1.04	1.04	0.45	35
2009	7.00	0.01	3.16	3.17	–	–	–	–	10.17	45.29	167,215	1.04	1.04	1.04	0.10	49
2008	10.61	0.00	(3.61)	(3.61)	–	–	–	–	7.00	(34.02)	114,244	1.04	1.04	1.04	0.03	41
2007	11.04	0.02	0.43	0.45	(0.19)	(0.69)	(0.88)	–	10.61	4.00	172,877	1.03	1.03	1.03	0.25	67
Royce Value Fund – R Class [f]
†2012	$10.78	$0.00	$(0.19)	$(0.19)	$–	$–	$–	$–	$10.59	(1.76)%[1]	$36,685	1.76%[2]	1.76%[2]	1.76%[2]	0.06%[2]	15%
2011	12.54	(0.06)	(0.91)	(0.97)	(0.04)	(0.75)	(0.79)	–	10.78	(7.75)	34,151	1.68	1.68	1.68	(0.44)	35
2010	10.05	(0.02)	2.51	2.49	(0.00)	–	(0.00)	–	12.54	24.81	26,524	1.68	1.67	1.67	(0.16)	35
2009	6.97	(0.06)	3.14	3.08	–	–	–	–	10.05	44.19	6,114	2.08	2.08	1.84	(0.68)	49
2008	10.63	(0.06)	(3.62)	(3.68)	–	–	–	0.02	6.97	(34.43)	326	6.72	6.71	1.84	(0.68)	41
2007	11.64	(0.01)	(0.14)	(0.15)	(0.17)	(0.69)	(0.86)	–	10.63	(1.39)[1]	99	16.39 [2]	16.39 [2]	1.74 [2]	(0.26)[2]	67
Royce Value Fund – K Class [c]
†2012	$8.95	$0.02	$(0.17)	$(0.15)	$–	$–	$–	$–	$8.80	(1.68)%[1]	$16,290	1.53%[2]	1.53%[2]	1.53%[2]	0.32%[2]	15%
2011	10.54	(0.03)	(0.77)	(0.80)	(0.04)	(0.75)	(0.79)	–	8.95	(7.54)	14,079	1.54	1.54	1.54	(0.33)	35
2010	8.46	(0.00)	2.10	2.10	(0.02)	–	(0.02)	–	10.54	24.82	13,195	1.50	1.50	1.50	0.01	35
2009	5.91	(0.03)	2.58	2.55	–	–	–	–	8.46	43.15	4,721	1.73	1.73	1.59	(0.43)	49
2008	10.00	(0.01)	(4.08)	(4.09)	–	–	–	–	5.91	(40.90)[1]	1,550	9.63 [2]	9.63 [2]	1.59 [2]	(0.35)[2]	41
Royce Value Plus Fund – Investment Class [d]
†2012	$12.04	$(0.03)	$0.77	$0.74	$–	$–	$–	$–	$12.78	6.15%[1]	$267,872	1.18%[2]	1.18%[2]	1.18%[2]	(0.42)%[2]	15%
2011	13.52	(0.06)	(1.27)	(1.33)	(0.15)	–	(0.15)	–	12.04	(9.79)	298,073	1.13	1.13	1.13	(0.42)	49
2010	11.31	(0.02)	2.31	2.29	(0.08)	–	(0.08)	–	13.52	20.25	305,161	1.08	1.08	1.08	(0.14)	48
2009	7.97	0.01	3.33	3.34	–	–	–	–	11.31	41.91	261,906	1.06	1.06	1.06	0.13	39
2008	13.80	(0.02)	(5.63)	(5.65)	–	(0.18)	(0.18)	–	7.97	(40.88)	122,043	1.07	1.07	1.07	(0.15)	42
2007	14.38	(0.61)	0.81	0.20	(0.21)	(0.58)	(0.79)	0.01	13.80	1.33 [1]	66,888	1.33 [2]	1.32 [2]	1.24 [2]	(0.24)[2]	42
Royce Value Plus Fund – Service Class
†2012	$12.00	$(0.05)	$0.76	$0.71	$–	$–	$–	$–	$12.71	5.92%[1]	$1,197,884	1.49%[2]	1.49%[2]	1.48%[2]	(0.71)%[2]	15%
2011	13.42	(0.08)	(1.26)	(1.34)	(0.08)	–	(0.08)	–	12.00	(9.98)	1,417,973	1.44	1.44	1.42	(0.74)	49
2010	11.24	(0.06)	2.27	2.21	(0.03)	–	(0.03)	–	13.42	19.70	2,454,325	1.44	1.44	1.42	(0.53)	48
2009	7.95	(0.02)	3.31	3.29	–	–	–	–	11.24	41.38	2,505,017	1.47	1.47	1.45	(0.25)	39
2008	13.81	(0.06)	(5.62)	(5.68)	–	(0.18)	(0.18)	–	7.95	(41.07)	1,709,764	1.44	1.43	1.43	(0.53)	42
2007	14.09	(0.08)	0.54	0.46	(0.17)	(0.58)	(0.75)	0.01	13.81	3.24	2,690,448	1.41	1.40	1.33	(0.37)	42
Royce Value Plus Fund – Consultant Class
†2012	$11.60	$(0.09)	$0.73	$0.64	$–	$–	$–	$–	$12.24	5.52%[1]	$19,849	2.28%[2]	2.28%[2]	2.28%[2]	(1.51)%[2]	15%
2011	12.99	(0.19)	(1.20)	(1.39)	–	–	–	–	11.60	(10.70)	20,245	2.19	2.19	2.19	(1.50)	49
2010	10.93	(0.14)	2.20	2.06	–	–	–	–	12.99	18.85	30,279	2.16	2.16	2.16	(1.26)	48
2009	7.79	(0.09)	3.23	3.14	–	–	–	–	10.93	40.31	31,154	2.20	2.20	2.20	(0.98)	39
2008	13.65	(0.15)	(5.53)	(5.68)	–	(0.18)	(0.18)	–	7.79	(41.55)	26,024	2.21	2.21	2.21	(1.30)	42
2007	13.97	(0.20)	0.54	0.34	(0.09)	(0.58)	(0.67)	0.01	13.65	2.40	47,409	2.18	2.16	2.16	(1.18)	42

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 129

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Plus Fund – Institutional Class
†2012	$12.05	$(0.02)	$0.76	$0.74	$–	$–	$–	$–	$12.79	6.14%[1]	$224,067	1.08%[2]	1.08%[2]	1.08%[2]	(0.31)%[2]	15%
2011	13.52	(0.01)	(1.30)	(1.31)	(0.16)	–	(0.16)	–	12.05	(9.70)	261,425	1.05	1.05	1.05	(0.36)	49
2010	11.31	(0.01)	2.30	2.29	(0.08)	–	(0.08)	–	13.52	20.25	425,911	1.04	1.04	1.04	(0.12)	48
2009	7.97	0.01	3.33	3.34	–	–	–	–	11.31	41.91	357,734	1.06	1.06	1.06	0.08	39
2008	13.80	(0.01)	(5.64)	(5.65)	–	(0.18)	(0.18)	–	7.97	(40.88)	143,315	1.04	1.04	1.04	(0.13)	42
2007	14.08	(0.17)	0.68	0.51	(0.21)	(0.58)	(0.79)	–	13.80	3.52	143,312	1.05	1.04	1.04	(0.05)	42
Royce Value Plus Fund – R Class [f]
†2012	$11.77	$(0.07)	$0.75	$0.68	$–	$–	$–	$–	$12.45	5.78%[1]	$1,378	2.35%[2]	2.35%[2]	1.84%[2]	(1.04)%[2]	15%
2011	13.24	(0.15)	(1.23)	(1.38)	(0.09)	–	(0.09)	–	11.77	(10.40)	1,079	2.45	2.45	1.84	(1.12)	49
2010	11.13	(0.11)	2.26	2.15	(0.04)	–	(0.04)	–	13.24	19.34	942	2.75	2.75	1.84	(0.90)	48
2009	7.91	(0.06)	3.28	3.22	–	–	–	–	11.13	40.71	642	3.76	3.76	1.84	(0.70)	39
2008	13.80	(0.09)	(5.62)	(5.71)	–	(0.18)	(0.18)	–	7.91	(41.31)	331	6.62	6.62	1.84	(0.92)	42
2007	15.16	(0.03)	(0.57)	(0.60)	(0.18)	(0.58)	(0.76)	–	13.80	(4.05)[1]	96	16.18 [2]	16.18 [2]	1.74 [2]	(0.68)[2]	42
Royce Value Plus Fund – K Class [c]
†2012	$8.78	$(0.04)	$0.56	$0.52	$–	$–	$–	$–	$9.30	5.92%[1]	$554	3.04%[2]	3.04%[2]	1.59%[2]	(0.80)%[2]	15%
2011	9.77	(0.08)	(0.91)	(0.99)	–	–	–	–	8.78	(10.13)	501	1.86	1.86	1.59	(0.86)	49
2010	8.22	(0.06)	1.67	1.61	(0.06)	–	(0.06)	–	9.77	19.55	1,851	1.88	1.88	1.59	(0.67)	48
2009	5.82	(0.03)	2.43	2.40	–	–	–	–	8.22	41.24	1,363	2.46	2.45	1.59	(0.38)	39
2008	10.00	(0.04)	(3.96)	(4.00)	–	(0.18)	(0.18)	–	5.82	(39.91)[1]	31	39.36 [2]	39.36 [2]	1.59 [2]	(0.75)[2]	42
Royce 100 Fund – Investment Class [d]
†2012	$8.74	$0.06	$0.11	$0.17	$–	$–	$–	$–	$8.91	1.95%[1]	$73,443	1.18%[2]	1.18%[2]	1.18%[2]	1.28%[2]	7%
2011	9.82	(0.03)	(0.60)	(0.63)	(0.00)	(0.45)	(0.45)	–	8.74	(6.31)	63,012	1.17	1.17	1.17	(0.27)	27
2010	7.94	0.03	1.96	1.99	–	(0.11)	(0.11)	–	9.82	25.06	66,011	1.17	1.17	1.17	0.33	27
2009	5.74	0.00	2.20	2.20	–	–	–	–	7.94	38.33	35,165	1.22	1.22	1.22	0.03	42
2008	8.23	0.01	(2.41)	(2.40)	–	(0.09)	(0.09)	–	5.74	(29.13)	15,748	1.39	1.39	1.24	0.21	72
2007	8.42	0.00	0.54	0.54	–	(0.73)	(0.73)	–	8.23	6.20 [1]	7,246	3.37 [2]	3.36 [2]	1.24 [2]	0.04 [2]	85
Royce 100 Fund – Service Class
†2012	$8.67	$0.05	$0.10	$0.15	$–	$–	$–	$–	$8.82	1.73%[1]	$271,893	1.48%[2]	1.48%[2]	1.44%[2]	1.04%[2]	7%
2011	9.76	(0.05)	(0.59)	(0.64)	–	(0.45)	(0.45)	–	8.67	(6.52)	310,825	1.47	1.47	1.42	(0.53)	27
2010	7.91	0.00	1.96	1.96	–	(0.11)	(0.11)	–	9.76	24.77	366,184	1.50	1.50	1.46	0.03	27
2009	5.73	(0.01)	2.19	2.18	–	–	–	–	7.91	38.05	197,607	1.54	1.54	1.49	(0.19)	42
2008	8.22	(0.01)	(2.40)	(2.41)	–	(0.09)	(0.09)	0.01	5.73	(29.17)	43,882	1.57	1.56	1.49	(0.10)	72
2007	8.32	(0.01)	0.64	0.63	–	(0.73)	(0.73)	–	8.22	7.34	28,749	1.56	1.56	1.31	(0.08)	85
Royce 100 Fund – R Class [c]
†2012	$10.46	$0.04	$0.12	$0.16	$–	$–	$–	$–	$10.62	1.53%[1]	$4,204	2.43%[2]	2.43%[2]	1.84%[2]	0.66%[2]	7%
2011	11.72	(0.10)	(0.71)	(0.81)	–	(0.45)	(0.45)	–	10.46	(6.88)	3,469	2.70	2.69	1.84	(0.88)	27
2010	9.52	(0.03)	2.34	2.31	–	(0.11)	(0.11)	–	11.72	24.26	1,358	2.22	2.21	1.84	(0.29)	27
2009	6.93	(0.05)	2.64	2.59	–	–	–	–	9.52	37.37	296	6.58	6.57	1.84	(0.56)	42
2008	10.00	(0.02)	(2.96)	(2.98)	–	(0.09)	(0.09)	–	6.93	(29.78)[1]	70	18.97 [2]	18.97 [2]	1.84 [2]	(0.44)[2]	72

130 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce 100 Fund – K Class [c]
†2012	$10.56	$0.05	$0.14	$0.19	$–	$–	$–	$–	$10.75	1.80%[1]	$4,329	1.68%[2]	1.68%[2]	1.59%[2]	0.89%[2]	7%
2011	11.81	(0.08)	(0.72)	(0.80)	–	(0.45)	(0.45)	–	10.56	(6.75)	4,447	1.66	1.66	1.59	(0.68)	27
2010	9.57	0.02	2.33	2.35	–	(0.11)	(0.11)	–	11.81	24.55	2,915	1.89	1.89	1.59	0.20	27
2009	6.94	(0.03)	2.66	2.63	–	–	–	–	9.57	37.90	186	5.78	5.78	1.59	(0.41)	42
2008	10.00	(0.01)	(2.96)	(2.97)	–	(0.09)	(0.09)	–	6.94	(29.68)[1]	95	17.55 [2]	17.55 [2]	1.59 [2]	(0.13)[2]	72
Royce Micro-Cap Discovery Fund – Service Class
†2012	$5.12	$(0.02)	$0.03	$0.01	$–	$–	$–	$–	$5.13	0.20%[1]	$3,745	3.17%[2]	3.17%[2]	1.49%[2]	(0.70)%[2]	36%
2011	5.24	(0.04)	(0.09)	(0.13)	(0.00)	–	(0.00)	0.01	5.12	(2.24)	3,621	2.99	2.99	1.49	(0.71)	72
2010	4.38	(0.01)	0.87	0.86	–	–	–	–	5.24	19.63	3,637	3.04	3.04	1.49	(0.19)	105
2009	3.48	(0.01)	0.91	0.90	–	–	–	–	4.38	25.86	2,910	3.56	3.56	1.49	(0.30)	13
2008	5.85	(0.01)	(2.06)	(2.07)	–	(0.30)	(0.30)	–	3.48	(35.07)	2,332	2.77	2.77	1.49	(0.22)	63
2007	6.87	(0.02)	(0.49)	(0.51)	–	(0.51)	(0.51)	–	5.85	(7.44)	3,911	2.43	2.43	1.49	(0.35)	105
Royce Financial Services Fund – Service Class
†2012	$5.71	$0.02	$0.45	$0.47	$–	$–	$–	$–	$6.18	8.23%[1]	$15,231	1.86%[2]	1.86%[2]	1.49%[2]	0.78%[2]	12%
2011	6.50	0.05	(0.78)	(0.73)	(0.06)	–	(0.06)	–	5.71	(11.29)	14,096	1.84	1.84	1.49	0.73	23
2010	5.57	0.07	0.96	1.03	(0.10)	–	(0.10)	–	6.50	18.45	14,688	1.94	1.94	1.49	1.14	16
2009	4.25	0.04	1.31	1.35	(0.04)	–	(0.04)	0.01	5.57	32.13	13,525	2.06	2.06	1.49	0.90	34
2008	6.71	0.07	(2.46)	(2.39)	(0.05)	(0.03)	(0.08)	0.01	4.25	(35.37)	9,553	2.35	2.34	1.49	1.85	48
2007	7.37	0.08	(0.43)	(0.35)	(0.08)	(0.24)	(0.32)	0.01	6.71	(4.72)	4,650	2.38	2.37	1.49	1.01	36
Royce Dividend Value Fund – Investment Class [f]
†2012	$6.34	$0.05	$0.27	$0.32	$(0.05)	$–	$(0.05)	$–	$6.61	5.04%[1]	$124,364	1.19%[2]	1.19%[2]	1.19%[2]	1.51%[2]	5%
2011	6.80	0.07	(0.37)	(0.30)	(0.07)	(0.09)	(0.16)	–	6.34	(4.46)	85,188	1.20	1.20	1.20	1.14	14
2010	5.31	0.09	1.51	1.60	(0.08)	(0.03)	(0.11)	–	6.80	30.46	35,626	1.38	1.38	1.24	1.56	21
2009	3.90	0.07	1.40	1.47	(0.06)	–	(0.06)	–	5.31	38.22	13,208	1.69	1.69	1.24	1.70	43
2008	5.82	0.11	(1.91)	(1.80)	(0.12)	(0.00)	(0.12)	–	3.90	(31.38)	1,881	2.84	2.83	1.24	2.13	61
2007	6.94	0.01	(0.11)	(0.10)	(0.02)	(1.00)	(1.02)	–	5.82	(1.71)[1]	1,843	17.04 [2]	17.04 [2]	1.24 [2]	2.83 [2]	126
Royce Dividend Value Fund – Service Class
†2012	$6.38	$0.04	$0.27	$0.31	$(0.04)	$–	$(0.04)	$–	$6.65	4.85%[1]	$231,734	1.47%[2]	1.47%[2]	1.45%[2]	1.23%[2]	5%
2011	6.82	0.05	(0.36)	(0.31)	(0.04)	(0.09)	(0.13)	–	6.38	(4.55)	201,634	1.48	1.48	1.46	0.84	14
2010	5.33	0.08	1.51	1.59	(0.07)	(0.03)	(0.10)	–	6.82	30.11	117,304	1.56	1.56	1.49	1.32	21
2009	3.92	0.07	1.39	1.46	(0.05)	–	(0.05)	–	5.33	37.73	16,107	2.04	2.04	1.49	1.45	43
2008	5.83	0.09	(1.90)	(1.81)	(0.10)	(0.00)	(0.10)	–	3.92	(31.47)	4,872	2.54	2.54	1.49	1.89	61
2007	6.92	0.14	(0.13)	0.01	(0.11)	(1.00)	(1.11)	0.01	5.83	(0.02)	3,835	2.03	2.04	1.49	2.08	126
Royce SMid-Cap Value Fund – Service Class [g]
†2012	$10.10	$(0.01)	$0.28	$0.27	$–	$–	$–	$–	$10.37	2.67%[1]	$10,585	1.92%[2]	1.92%[2]	1.35%[2]	(0.26)%[2]	23%
2011	11.44	(0.06)	(1.27)	(1.33)	(0.02)	–	(0.02)	0.01	10.10	(11.57)	10,327	1.95	1.95	1.49	(0.54)	54
2010	9.08	(0.03)	2.39	2.36	–	–	–	–	11.44	25.99	6,195	2.40	2.40	1.49	(0.26)	126
2009	7.06	(0.01)	2.03	2.02	(0.01)	–	(0.01)	0.01	9.08	28.75	7,365	2.03	2.03	1.49	(0.20)	216
2008	9.99	0.02	(2.96)	(2.94)	(0.01)	–	(0.01)	0.02	7.06	(29.27)	14,059	2.05	2.04	1.49	0.31	397
2007	10.00	0.01	0.01	0.02	(0.02)	(0.01)	(0.03)	–	9.99	0.16 [1]	1,379	16.82 [2]	16.40 [2]	1.49 [2]	0.67 [2]	17

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 131

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Focus Value Fund – Service Class [h]
†2012	$13.75	$(0.00)	$0.00	$0.00	$–	$–	$–	$–	$13.75	0.00%[1]	$8,657	2.00%[2]	2.00%[2]	1.35%[2]	(0.05)%[2]	14%
2011	16.59	(0.05)	(2.25)	(2.30)	–	(0.54)	(0.54)	–	13.75	(13.88)	8,727	1.97	1.97	1.49	(0.31)	25
2010	14.82	(0.06)	2.30	2.24	(0.06)	(0.41)	(0.47)	–	16.59	15.16	8,942	1.95	1.95	1.49	(0.32)	31
2009	10.00	0.00	5.31	5.31	(0.05)	(0.44)	(0.49)	–	14.82	53.27 [1]	4,796	2.97 [2]	2.97 [2]	1.49 [2]	0.17 [2]	21
Royce Partners Fund – Service Class [i]
†2012	$10.37	$0.02	$0.74	$0.76	$–	$–	$–	$–	$11.13	7.33%[1]	$1,845	4.40%[2]	4.40%[2]	1.35%[2]	0.40%[2]	5%
2011	13.15	(0.03)	(1.52)	(1.55)	(0.05)	(1.18)	(1.23)	–	10.37	(11.66)	1,682	4.25	4.25	1.49	(0.25)	44
2010	11.56	0.01	2.14	2.15	(0.16)	(0.41)	(0.57)	0.01	13.15	18.74	1,771	3.72	3.72	1.49	0.10	38
2009	10.00	(0.05)	1.61	1.56	–	–	–	–	11.56	15.60 [1]	1,501	5.27 [2]	5.27 [2]	1.49 [2]	(0.71)[2]	14
Royce Mid-Cap Fund – Service Class [j]
†2012	$10.65	$(0.00)	$(0.09)	$(0.09)	$–	$–	$–	$0.01	$10.57	(0.75)%[1]	$5,380	2.37%[2]	2.37%[2]	1.35%[2]	(0.05)%[2]	26%
2011	11.86	(0.05)	(0.75)	(0.80)	–	(0.41)	(0.41)	–	10.65	(6.78)	5,727	2.34	2.34	1.49	(0.40)	59
2010	10.00	(0.03)	1.87	1.84	–	–	–	0.02	11.86	18.60 [1]	4,889	2.64 [2]	2.64 [2]	1.49 [2]	(0.25)[2]	117
Royce Special Equity Multi-Cap Fund – Investment Class [k]
†2012	$11.54	$0.05	$(0.24)	$(0.19)	$–	$–	$–	$–	$11.35	(1.65)%[1]	$25,814	1.18%[2]	1.18%[2]	1.18%[2]	1.28%[2]	2%
Royce Special Equity Multi-Cap Fund – Service Class [l]
†2012	$10.64	$0.05	$0.66	$0.71	$–	$–	$–	$–	$11.35	6.67%[1]	$40,835	1.63%[2]	1.63%[2]	1.39%[2]	0.86%[2]	2%
2011	10.00	0.06	0.65	0.71	(0.06)	(0.02)	(0.08)	0.01	10.64	7.20 [1]	36,811	1.97 [2]	1.97 [2]	1.39 [2]	1.45 [2]	5
Royce Special Equity Multi-Cap Fund – Institutional Class [m]
†2012	$11.83	$0.04	$(0.52)	$(0.48)	$–	$–	$–	$–	$11.35	(4.06)%[1]	$20,761	1.14%[2]	1.14%[2]	1.05%[2]	1.56%[2]	2%

†	Six months ended June 30, 2012 (unaudited).	[f]	The Class commenced operations on September 14, 2007.
[1]	Not annualized	[g]	The Fund commenced operations on September 28, 2007.
[2]	Annualized	[h]	The Fund commenced operations on March 2, 2009.
[a]	The Class commenced operations on June 6, 2011.	[i]	The Fund commenced operations on April 28, 2009.
[b]	The Class commenced operations on May 21, 2007.	[j]	The Fund commenced operations on January 4, 2010.
[c]	The Class commenced operations on May 15, 2008.	[k]	The Class commenced operations on March 1, 2012.
[d]	The Class commenced operations on March 15, 2007.	[l]	The Class commenced operations on January 3, 2011.
[e]	The Class commenced operations on May 1, 2008.	[m]	The Class commenced operations on April 18, 2012.

132 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Micro-Cap Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce SMid-Cap Value Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Mid-Cap Fund and Royce Special Equity Multi-Cap Fund (the “Fund” or “Funds”), are nineteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Effective May 1, 2012, Royce Discovery Fund became Royce Micro-Cap Discovery Fund.

Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.

At June 30, 2012, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce Micro-Cap Discovery Fund	54%	Royce SMid-Cap Value Fund	22%	Royce Partners Fund	80%
Royce Financial Services Fund	13%	Royce Focus Value Fund	72%	Royce Mid-Cap Fund	37%

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund's Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	– quoted prices in active markets for identical securities.
Level 2
– other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3
– significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2012. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

The Royce Funds 2012 Semiannual Report to Shareholders | 133

Notes to Financial Statements (unaudited) (continued)

Valuation of Investments (continued):

	Level 1	Level 2	Level 3	Total
Royce Pennsylvania Mutual Fund
Common Stocks	$5,556,163,578	$176,745,711	$–	$5,732,909,289
Corporate Bonds	–	404,504	–	404,504
Cash Equivalents	100,351,338	107,562,000	–	207,913,338
Royce Micro-Cap Fund
Common Stocks	796,566,540	281,460,410	389,281	1,078,416,231
Cash Equivalents	26,420,880	38,233,000	–	64,653,880
Royce Premier Fund
Common Stocks	5,833,406,458	515,992,300	–	6,349,398,758
Cash Equivalents	133,233,943	404,029,000	–	537,262,943
Royce Low-Priced Stock Fund
Common Stocks	2,648,531,891	798,374,679	1,756,972	3,448,663,542
Cash Equivalents	176,801,115	91,117,000	–	267,918,115
Royce Total Return Fund
Common Stocks	4,018,305,778	176,157,096	–	4,194,462,874
Corporate Bonds	–	4,052,814	–	4,052,814
Cash Equivalents	25,664,495	277,572,000	–	303,236,495
Royce Heritage Fund
Common Stocks	207,767,904	46,612,008	450,400	254,830,312
Cash Equivalents	8,913,537	9,328,000	–	18,241,537
Royce Opportunity Fund
Common Stocks	1,634,237,214	59,719	–	1,634,296,933
Preferred Stocks	4,437,875	–	–	4,437,875
Cash Equivalents	125,418,345	106,391,000	–	231,809,345
Royce Special Equity Fund
Common Stocks	2,437,867,928	23,189,698	–	2,461,057,626
Cash Equivalents	153,750	299,543,000	–	299,696,750
Royce Value Fund
Common Stocks	1,250,691,858	153,239,872	–	1,403,931,730
Cash Equivalents	16,434,818	37,422,000	–	53,856,818
Royce Value Plus Fund
Common Stocks	1,481,010,236	167,082,684	–	1,648,092,920
Cash Equivalents	85,720,096	75,045,000	–	160,765,096
Royce 100 Fund
Common Stocks	326,443,686	22,844,422	–	349,288,108
Cash Equivalents	11,277,609	1,289,000	–	12,566,609
Royce Micro-Cap Discovery Fund
Common Stocks	3,390,138	17,105	–	3,407,243
Cash Equivalents	–	339,000	–	339,000
Royce Financial Services Fund
Common Stocks	11,481,233	3,535,797	–	15,017,030
Cash Equivalents	–	315,000	–	315,000
Royce Dividend Value Fund
Common Stocks	295,577,601	36,584,881	69,374	332,231,856
Cash Equivalents	1,093,223	27,836,000	–	28,929,223
Royce SMid-Cap Value Fund
Common Stocks	7,001,307	1,910,775	–	8,912,082
Cash Equivalents	–	980,000	–	980,000
Royce Focus Value Fund
Common Stocks	6,628,475	1,416,236	–	8,044,711
Fixed Income	110,880	–	–	110,880
Cash Equivalents	–	500,000	–	500,000
Royce Partners Fund
Common Stocks	1,469,491	318,454	–	1,787,945
Royce Mid-Cap Fund
Common Stocks	4,560,424	523,719	–	5,084,143
Cash Equivalents	–	231,000	–	231,000
Royce Special Equity Multi-Cap Fund
Common Stocks	84,022,384	–	–	84,022,384
Cash Equivalents	–	3,586,000	–	3,586,000

134 | The Royce Funds 2012 Semiannual Report to Shareholders

Valuation of Investments (continued):
Level 3 Reconciliation:
		Realized and Unrealized
	Balance as of 12/31/11	Gain (Loss)[1]	Balance as of 6/30/12
Royce Micro-Cap Fund
Common Stocks	$385,968	$3,313	$389,281
Royce Low-Priced Stock Fund
Common Stocks	4,425,038	(2,668,066)	1,756,972
Royce Heritage Fund
Common Stocks	641,800	(191,400)	450,400
Royce Dividend Value Fund
Common Stocks	174,722	(105,348)	69,374

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:

The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:

The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

Distributions and Taxes:

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

The Royce Funds 2012 Semiannual Report to Shareholders | 135

Notes to Financial Statements (unaudited) (continued)

Compensating Balance Credits:
     The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 12, 2013. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2012.

Capital Share Transactions (in dollars):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended		Period ended		Period ended		Period ended
	6/30/12	Period ended	6/30/12	Period ended	6/30/12	Period ended	6/30/12	Period ended
	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11

Royce Pennsylvania Mutual Fund
Investment Class	$434,216,392	$1,102,213,825	$–	$139,754,604	$(532,834,662)	$(1,345,967,573)	$(98,618,270)	$(103,999,144)
Service Class	87,472,945	169,728,944	–	14,465,251	(83,412,493)	(188,824,860)	4,060,452	(4,630,665)
Consultant Class	20,280,586	60,497,490	–	24,684,398	(62,803,115)	(200,472,135)	(42,522,529)	(115,290,247)
Institutional Class	171,673,556	270,513,053	–	8,073,158	(21,422,103)	(20,245,905)	150,251,453	258,340,306
R Class	9,308,125	13,140,277	–	773,925	(4,177,729)	(7,708,102)	5,130,396	6,206,100
K Class	2,462,302	4,738,021	–	182,665	(1,154,104)	(2,519,234)	1,308,198	2,401,452

Royce Micro-Cap Fund
Investment Class	67,177,602	249,149,983	–	49,969,999	(138,422,627)	(287,777,166)	(71,245,025)	11,342,816
Service Class	55,350,712	50,283,758	–	7,305,787	(43,540,689)	(48,298,365)	11,810,023	9,291,180
Consultant Class	3,015,208	13,417,277	–	7,216,221	(12,464,779)	(38,792,369)	(9,449,571)	(18,158,871)

Royce Premier Fund
Investment Class	468,644,962	1,177,957,241	–	350,452,967	(479,131,089)	(1,538,043,931)	(10,486,127)	(9,633,723)
Service Class	87,695,395	219,593,689	–	51,342,238	(115,807,384)	(165,382,138)	(28,111,989)	105,553,789
Consultant Class	2,901,647	6,859,040	–	5,081,665	(4,865,892)	(17,751,057)	(1,964,245)	(5,810,352)
Institutional Class	83,171,002	405,946,501	–	67,306,892	(89,260,097)	(276,014,319)	(6,089,095)	197,239,074
W Class	74,069,249	303,893,656	–	32,794,914	(89,487,492)	(153,965,533)	(15,418,243)	182,723,037
R Class	7,076,816	20,687,253	–	1,921,311	(3,144,270)	(6,179,082)	3,932,546	16,429,482
K Class	2,127,480	10,047,005	–	1,442,829	(1,036,069)	(4,581,276)	1,091,411	6,908,558

Royce Low-Priced Stock Fund
Investment Class	90,731,878	267,858,377	–	21,315,767	(44,710,600)	(88,665,008)	46,021,278	200,509,136
Service Class	146,637,664	649,126,714	–	209,213,994	(485,651,971)	(1,162,028,440)	(339,014,307)	(303,687,732)
Institutional Class	173,012,395	363,441,878	–	83,945,467	(83,399,393)	(263,698,270)	89,613,002	183,689,075
R Class	987,334	7,291,736	–	633,549	(1,946,216)	(1,958,515)	(958,882)	5,966,770
K Class	1,416,122	7,773,938	–	1,169,483	(1,925,447)	(2,309,772)	(509,325)	6,633,649

Royce Total Return Fund
Investment Class	239,778,526	570,309,226	17,681,405	61,427,071	(368,788,718)	(967,945,453)	(111,328,787)	(336,209,156)
Service Class	41,954,454	97,812,608	1,325,639	4,720,762	(52,784,336)	(104,405,718)	(9,504,243)	(1,872,348)
Consultant Class	10,108,076	31,585,192	–	3,609,466	(27,939,022)	(85,206,542)	(17,830,946)	(50,011,884)
Institutional Class	47,402,638	142,262,470	2,220,815	7,938,613	(76,463,526)	(98,177,361)	(26,840,073)	52,023,722
W Class	25,511,593	84,832,543	922,740	2,638,508	(16,405,484)	(24,105,173)	10,028,849	63,365,878
R Class	11,163,933	22,947,769	127,551	482,478	(3,631,302)	(7,804,372)	7,660,182	15,625,875
K Class	61,616,200	166,693,686	853,724	3,316,355	(45,578,480)	(87,921,184)	16,891,444	82,088,857

Royce Heritage Fund
Investment Class	11,640,088	13,834,446	–	960,195	(4,120,214)	(3,901,453)	7,519,874	10,893,188
Service Class	10,331,173	52,657,922	–	9,824,989	(23,115,536)	(52,842,256)	(12,784,363)	9,640,655
Consultant Class	1,006,216	5,827,667	–	735,831	(1,816,709)	(2,917,799)	(810,493)	3,645,699
R Class	1,550,903	4,544,349	–	212,823	(371,766)	(1,949,780)	1,179,137	2,807,392
K Class	1,374,350	6,751,172	–	468,676	(3,903,544)	(3,597,680)	(2,529,194)	3,622,168

136 | The Royce Funds 2012 Semiannual Report to Shareholders

Capital Share Transactions (in dollars)(continued):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended		Period ended		Period ended		Period ended
	6/30/12	Period ended	6/30/12	Period ended	6/30/12	Period ended	6/30/12	Period ended
	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11

Royce Opportunity Fund
Investment Class	$65,096,737	$187,675,587	$–	$15,192,502	$(128,757,498)	$(331,240,361)	$(63,660,761)	$(128,372,272)
Service Class	18,189,506	72,921,825	–	3,011,889	(27,443,873)	(195,267,363)	(9,254,367)	(119,333,649)
Consultant Class	839,379	4,180,186	–	220,159	(1,957,174)	(3,341,119)	(1,117,795)	1,059,226
Institutional Class	76,397,251	145,203,393	–	9,624,122	(78,860,220)	(179,345,393)	(2,462,969)	(24,517,878)
R Class	1,620,200	2,725,250	–	58,426	(426,389)	(691,379)	1,193,811	2,092,297
K Class	1,175,988	12,548,071	–	125,508	(809,199)	(11,379,972)	366,789	1,293,607

Royce Special Equity Fund
Investment Class	353,102,903	696,228,274	–	86,530,365	(202,496,291)	(488,307,294)	150,606,612	294,451,345
Service Class	60,153,354	118,969,742	–	11,164,951	(51,577,492)	(61,595,019)	8,575,862	68,539,674
Consultant Class	6,158,273	20,800,103	–	2,609,373	(3,846,982)	(8,452,231)	2,311,291	14,957,245
Institutional Class	70,554,287	156,918,524	–	26,944,460	(34,692,954)	(117,097,172)	35,861,333	66,765,812

Royce Value Fund
Investment Class	50,855,605	236,538,146	–	12,574,342	(53,494,326)	(101,359,009)	(2,638,721)	147,753,479
Service Class	69,938,682	339,194,986	–	71,891,837	(220,900,502)	(563,846,575)	(150,961,820)	(152,759,752)
Consultant Class	2,466,254	11,153,721	–	2,303,504	(3,146,458)	(6,458,183)	(680,204)	6,999,042
Institutional Class	27,914,738	64,381,177	–	12,914,796	(22,780,680)	(76,857,698)	5,134,058	438,275
R Class	8,425,333	20,039,567	–	2,303,851	(4,886,247)	(9,254,235)	3,539,086	13,089,183
K Class	5,471,365	17,684,351	–	1,103,064	(2,810,970)	(15,175,105)	2,660,395	3,612,310

Royce Value Plus Fund
Investment Class	45,497,774	185,667,134	–	3,286,855	(97,769,507)	(155,794,609)	(52,271,733)	33,159,380
Service Class	83,059,929	272,171,440	–	9,452,816	(397,131,884)	(1,129,725,501)	(314,071,955)	(848,101,245)
Consultant Class	870,531	1,284,171	–	–	(2,418,387)	(8,752,267)	(1,547,856)	(7,468,096)
Institutional Class	27,887,908	111,467,750	–	3,221,338	(82,504,055)	(236,584,389)	(54,616,147)	(121,895,301)
R Class	496,688	451,652	–	8,226	(252,614)	(178,504)	244,074	281,374
K Class	110,898	3,058,200	–	–	(85,259)	(4,239,400)	25,639	(1,181,200)

Royce 100 Fund
Investment Class	20,829,393	32,341,098	–	2,656,739	(11,741,316)	(29,866,675)	9,088,077	5,131,162
Service Class	22,461,005	118,580,030	–	15,193,911	(68,067,692)	(144,961,683)	(45,606,687)	(11,187,742)
R Class	1,424,148	3,262,072	–	130,243	(699,424)	(972,683)	724,724	2,419,632
K Class	679,897	4,756,044	–	181,048	(877,593)	(2,836,960)	(197,696)	2,100,132

Royce Micro-Cap Discovery Fund
Service Class	187,318	1,374,528	–	1,803	(59,167)	(1,281,347)	128,151	94,984

Royce Financial Services Fund
Service Class	2,617,768	7,530,782	–	136,589	(2,554,637)	(5,769,658)	63,131	1,897,713

Royce Dividend Value Fund
Investment Class	48,121,227	79,351,633	758,093	1,764,026	(13,858,400)	(23,957,786)	35,020,920	57,157,873
Service Class	49,103,197	167,064,708	1,201,267	3,620,595	(28,155,922)	(70,064,058)	22,148,542	100,621,245

Royce SMid-Cap Value Fund
Service Class	2,515,774	10,808,481	–	15,542	(2,455,172)	(4,628,928)	60,602	6,195,095

Royce Focus Value Fund
Service Class	546,826	1,859,177	–	333,049	(630,845)	(704,625)	(84,019)	1,487,601

Royce Partners Fund
Service Class	91,705	263,745	–	177,889	(50,587)	(135,008)	41,118	306,626

Royce Mid-Cap Fund
Service Class	513,443	1,890,618	–	200,777	(815,783)	(578,382)	(302,340)	1,513,013

Royce Special Equity Multi-Cap Fund
Investment Class	26,925,487		–		(64,145)		26,861,342
Service Class	27,720,679	37,414,885	–	233,120	(27,098,155)	(1,569,518)	622,524	36,078,487
Institutional Class	21,548,000		–		–		21,548,000

The Royce Funds 2012 Semiannual Report to Shareholders | 137

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/12	Period ended	6/30/12	Period ended	6/30/12	Period ended	6/30/12	Period ended
	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11

Royce Pennsylvania Mutual Fund
Investment Class	37,455,937	93,955,432	–	13,159,567	(45,978,019)	(117,108,017)	(8,522,082)	(9,993,018)
Service Class	7,549,992	14,475,377	–	1,363,360	(7,230,201)	(16,595,769)	319,791	(757,032)
Consultant Class	1,952,704	5,643,268	–	2,579,352	(6,071,961)	(18,914,549)	(4,119,257)	(10,691,929)
Institutional Class	14,637,982	23,477,535	–	758,043	(1,856,578)	(1,820,044)	12,781,404	22,415,534
R Class	836,529	1,175,009	–	74,703	(371,559)	(666,563)	464,970	583,149
K Class	235,390	456,460	–	19,127	(112,112)	(231,873)	123,278	243,714

Royce Micro-Cap Fund
Investment Class	4,297,481	14,410,692	–	3,453,352	(9,108,589)	(17,485,122)	(4,811,108)	378,922
Service Class	3,743,782	2,868,077	–	509,469	(2,894,463)	(2,905,990)	849,319	471,556
Consultant Class	213,289	861,120	–	552,967	(901,294)	(2,554,011)	(688,005)	(1,139,924)

Royce Premier Fund
Investment Class	23,705,337	56,921,269	–	19,056,714	(24,078,756)	(74,774,521)	(373,419)	1,203,462
Service Class	4,478,179	10,661,741	–	2,836,588	(6,046,341)	(8,148,599)	(1,568,162)	5,349,730
Consultant Class	160,377	358,012	–	303,202	(271,699)	(930,069)	(111,322)	(268,855)
Institutional Class	4,072,479	19,132,729	–	3,634,281	(4,488,770)	(13,659,607)	(416,291)	9,107,403
W Class	3,725,334	14,454,090	–	1,779,431	(4,486,533)	(7,486,167)	(761,199)	8,747,354
R Class	366,232	1,006,378	–	107,576	(165,041)	(310,552)	201,191	803,402
K Class	228,610	910,788	–	167,576	(113,372)	(433,639)	115,238	644,725

Royce Low-Priced Stock Fund
Investment Class	6,003,067	14,766,141	–	1,480,262	(2,969,388)	(5,072,436)	3,033,679	11,173,967
Service Class	9,541,183	36,270,301	–	14,559,081	(32,139,477)	(66,117,217)	(22,598,294)	(15,287,835)
Institutional Class	11,542,485	19,794,095	–	5,821,461	(5,506,674)	(15,354,755)	6,035,811	10,260,801
R Class	64,609	433,871	–	44,901	(131,244)	(118,436)	(66,635)	360,336
K Class	150,925	674,843	–	134,578	(207,852)	(210,142)	(56,927)	599,279

Royce Total Return Fund
Investment Class	17,955,710	43,347,125	1,349,625	4,874,317	(27,732,468)	(73,682,294)	(8,427,133)	(25,460,852)
Service Class	3,144,967	7,382,050	100,998	374,791	(3,955,167)	(7,941,788)	(709,202)	(184,947)
Consultant Class	750,845	2,356,914	–	288,296	(2,078,604)	(6,445,536)	(1,327,759)	(3,800,326)
Institutional Class	3,557,399	10,769,148	169,717	632,149	(5,716,590)	(7,607,871)	(1,989,474)	3,793,426
W Class	1,916,080	6,414,204	70,572	210,690	(1,228,591)	(1,871,026)	758,061	4,753,868
R Class	830,908	1,760,255	9,697	38,216	(270,661)	(591,978)	569,944	1,206,493
K Class	5,916,724	16,865,834	83,531	339,825	(4,402,876)	(8,485,413)	1,597,379	8,720,246

Royce Heritage Fund
Investment Class	830,599	920,375	–	73,804	(303,913)	(262,754)	526,686	731,425
Service Class	739,220	3,478,683	–	759,273	(1,665,571)	(3,632,933)	(926,351)	605,023
Consultant Class	87,387	458,167	–	69,418	(157,680)	(249,851)	(70,293)	277,734
R Class	154,605	404,387	–	21,650	(34,941)	(176,673)	119,664	249,364
K Class	127,665	594,107	–	47,389	(356,553)	(303,773)	(228,888)	337,723

Royce Opportunity Fund
Investment Class	5,647,725	16,080,330	–	1,525,352	(11,098,820)	(29,329,940)	(5,451,095)	(11,724,258)
Service Class	1,650,329	6,253,247	–	311,146	(2,460,986)	(17,108,991)	(810,657)	(10,544,598)
Consultant Class	79,091	371,087	–	23,572	(181,955)	(311,141)	(102,864)	83,518
Institutional Class	6,442,040	12,519,115	–	959,534	(6,828,289)	(15,954,285)	(386,249)	(2,475,636)
R Class	148,500	247,611	–	6,061	(38,690)	(63,912)	109,810	189,760
K Class	112,028	1,128,142	–	13,930	(77,166)	(1,053,344)	34,862	88,728

Royce Special Equity Fund
Investment Class	16,786,358	33,469,863	–	4,453,441	(9,614,278)	(24,072,476)	7,172,080	13,850,828
Service Class	2,859,159	5,712,641	–	575,810	(2,500,914)	(3,018,331)	358,245	3,270,120
Consultant Class	303,550	1,037,328	–	140,063	(192,040)	(425,823)	111,510	751,568
Institutional Class	3,372,073	7,481,863	–	1,392,479	(1,655,817)	(5,729,562)	1,716,256	3,144,780

Royce Value Fund
Investment Class	4,396,693	18,150,120	–	1,150,443	(4,529,475)	(8,468,180)	(132,782)	10,832,383
Service Class	5,999,201	25,928,581	–	6,595,581	(19,469,015)	(45,319,524)	(13,469,814)	(12,795,362)
Consultant Class	221,170	892,206	–	220,854	(287,476)	(542,320)	(66,306)	570,740
Institutional Class	2,401,695	5,163,976	–	1,180,512	(1,951,043)	(6,225,995)	450,652	118,493
R Class	728,265	1,581,685	–	214,312	(432,318)	(743,888)	295,947	1,052,109
K Class	570,795	1,654,858	–	123,662	(293,262)	(1,456,778)	277,533	321,742

138 | The Royce Funds 2012 Semiannual Report to Shareholders

Capital Share Transactions (in shares)(continued):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/12	Period ended	6/30/12	Period ended	6/30/12	Period ended	6/30/12	Period ended
	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11

Royce Value Plus Fund
Investment Class	3,543,646	13,953,159	–	275,512	(7,325,424)	(12,058,932)	(3,781,778)	2,169,739
Service Class	6,383,215	20,796,051	–	795,022	(30,296,527)	(86,273,369)	(23,913,312)	(64,682,296)
Consultant Class	67,259	99,173	–	–	(190,490)	(684,718)	(123,231)	(585,545)
Institutional Class	2,094,037	8,212,310	–	269,794	(6,268,016)	(18,297,908)	(4,173,979)	(9,815,804)
R Class	38,238	33,407	–	705	(19,184)	(13,559)	19,054	20,553
K Class	11,282	333,094	–	–	(8,732)	(465,542)	2,550	(132,448)

Royce 100 Fund
Investment Class	2,304,150	3,285,201	–	309,283	(1,270,626)	(3,107,511)	1,033,524	486,973
Service Class	2,385,911	12,069,200	–	1,783,323	(7,432,686)	(15,506,812)	(5,046,775)	(1,654,289)
R Class	125,450	287,703	–	12,682	(61,509)	(84,431)	63,941	215,954
K Class	59,268	398,695	–	17,442	(77,455)	(241,925)	(18,187)	174,212

Royce Micro-Cap Discovery Fund
Service Class	34,761	255,798	–	361	(11,099)	(243,232)	23,662	12,927

Royce Financial Services Fund
Service Class	410,879	1,139,664	–	24,005	(412,961)	(955,674)	(2,082)	207,995

Royce Dividend Value Fund
Investment Class	7,311,675	11,679,392	114,320	279,799	(2,049,052)	(3,772,024)	5,376,943	8,187,167
Service Class	7,181,071	24,465,109	179,359	569,317	(4,128,049)	(10,620,820)	3,232,381	14,413,606

Royce SMid-Cap Value Fund
Service Class	220,125	904,031	–	1,519	(221,592)	(424,769)	(1,467)	480,781

Royce Focus Value Fund
Service Class	37,652	116,985	–	23,960	(42,688)	(45,252)	(5,036)	95,693

Royce Partners Fund
Service Class	7,967	20,712	–	17,389	(4,542)	(10,504)	3,425	27,597

Royce Mid-Cap Fund
Service Class	44,869	156,553	–	18,694	(73,589)	(49,671)	(28,720)	125,576

Royce Special Equity Multi-Cap Fund
Investment Class	2,280,817		–		(5,666)		2,275,151
Service Class	2,442,833	3,594,359	–	22,013	(2,303,178)	(157,093)	139,655	3,459,279
Institutional Class	1,828,477		–		–		1,828,477

The Royce Funds 2012 Semiannual Report to Shareholders | 139

Notes to Financial Statements (unaudited) (continued)

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2013, is shown below to the extent that it impacted net expenses for the period ended June 30, 2012. See the Prospectus for contractual waiver expiration dates.

	Annual contractual	Committed net annual							Period ended
	advisory fee as a	operating expense ratio cap							June 30, 2012
	percentage of	Investment	Service	Consultant	Institutional				Net advisory	Advisory
	average net assets[1]	Class[3]	Class[3]	Class[3]	Class[3]	W Class[3]	R Class[3]	K Class[3]	fees	fees waived
Royce Pennsylvania Mutual Fund	0.75%[2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$22,502,592	$–
Royce Micro-Cap Fund	1.30%	N/A	1.66%	N/A	N/A	N/A	N/A	N/A	7,847,468	–
Royce Premier Fund	0.93%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	32,912,221	–
Royce Low-Priced Stock Fund	1.12%	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	22,066,199	–
Royce Total Return Fund	0.96%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	22,190,543	–
Royce Heritage Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	1,395,689	–
Royce Opportunity Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	N/A	8,900,040	–
Royce Special Equity Fund	0.99%	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	13,341,869	–
Royce Value Fund	1.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8,048,860	–
Royce Value Plus Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	9,764,291	–
Royce 100 Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	1,963,582	–
Royce Micro-Cap Discovery Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	–	19,185
Royce Financial Services Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	49,136	28,445
Royce Dividend Value Fund	1.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,625,472	–
Royce SMid-Cap Value Fund	1.00%	N/A	1.35%	N/A	N/A	N/A	N/A	N/A	24,101	32,262
Royce Focus Value Fund	1.00%	N/A	1.35%	N/A	N/A	N/A	N/A	N/A	15,728	29,586
Royce Partners Fund	1.00%	N/A	1.35%	N/A	N/A	N/A	N/A	N/A	–	9,259
Royce Mid-Cap Fund	1.00%	N/A	1.35%	N/A	N/A	N/A	N/A	N/A	–	29,259
Royce Special Equity Multi-Cap Fund	1.00%	N/A	1.39%	N/A	1.04%	N/A	N/A	N/A	321,577	–

[1]
From a base annual rate of 1.00% (1.30% for Royce Micro-Cap Fund and 1.15% for Royce Low-Priced Stock Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion – .05% per annum; more than $4 billion to $6 billion – .10% per annum; over $6 billion – .15% per annum.

[2]
Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[3]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

		Period ended June 30, 2012
	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce Pennsylvania Mutual Fund – Service Class	0.25%	$546,164	$–
Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	3,419,023	–
Royce Pennsylvania Mutual Fund – R Class	0.50%	66,843	–
Royce Pennsylvania Mutual Fund – K Class	0.25%	9,380	–
Royce Micro-Cap Fund – Service Class	0.25%	156,443	–
Royce Micro-Cap Fund – Consultant Class	1.00%	692,661	–
Royce Premier Fund – Service Class	0.25%	803,300	33,471
Royce Premier Fund – Consultant Class	1.00%	313,784	–
Royce Premier Fund – R Class	0.50%	69,685	–
Royce Premier Fund – K Class	0.25%	12,662	–
Royce Low-Priced Stock Fund – Service Class	0.25%	3,131,939	–
Royce Low-Priced Stock Fund – R Class	0.50%	18,639	–
Royce Low-Priced Stock Fund – K Class	0.25%	11,286	–
Royce Total Return Fund – Service Class	0.25%	369,185	–
Royce Total Return Fund – Consultant Class	1.00%	1,670,596	–
Royce Total Return Fund – R Class	0.50%	102,064	–
Royce Total Return Fund – K Class	0.25%	241,645	–

140 | The Royce Funds 2012 Semiannual Report to Shareholders

Distributor (continued):

		Period ended June 30, 2012
	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce Heritage Fund – Service Class	0.25%	$273,732	$11,405
Royce Heritage Fund – Consultant Class	1.00%	70,738	–
Royce Heritage Fund – R Class	0.50%	11,857	–
Royce Heritage Fund – K Class	0.25%	8,202	–
Royce Opportunity Fund – Service Class	0.25%	221,118	–
Royce Opportunity Fund – Consultant Class	1.00%	63,355	–
Royce Opportunity Fund – R Class	0.50%	9,469	–
Royce Opportunity Fund – K Class	0.25%	9,240	–
Royce Special Equity Fund – Service Class	0.25%	309,701	–
Royce Special Equity Fund – Consultant Class	1.00%	276,624	–
Royce Value Fund – Service Class	0.25%	1,359,996	–
Royce Value Fund – Consultant Class	1.00%	188,397	–
Royce Value Fund – R Class	0.50%	94,332	–
Royce Value Fund – K Class	0.25%	20,677	–
Royce Value Plus Fund – Service Class	0.25%	1,666,345	69,431
Royce Value Plus Fund – Consultant Class	1.00%	105,763	–
Royce Value Plus Fund – R Class	0.50%	3,173	–
Royce Value Plus Fund – K Class	0.25%	712	–
Royce 100 Fund – Service Class	0.25%	331,628	63,167
Royce 100 Fund – R Class	0.50%	10,325	–
Royce 100 Fund – K Class	0.25%	5,842	–
Royce Micro-Cap Discovery Fund – Service Class	0.25%	4,796	–
Royce Financial Services Fund – Service Class	0.25%	19,395	–
Royce Dividend Value Fund – Service Class	0.25%	257,956	22,431
Royce SMid-Cap Value Fund – Service Class	0.25%	14,091	–
Royce Focus Value Fund – Service Class	0.25%	11,328	–
Royce Partners Fund – Service Class	0.25%	2,315	–
Royce Mid-Cap Fund – Service Class	0.25%	7,315	–
Royce Special Equity Multi-Cap Fund – Service Class	0.25%	44,595	8,494

Purchases and Sales of Investment Securities:
   For the period ended June 30, 2012, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales
Royce Pennsylvania Mutual Fund	$773,468,128	$711,580,424
Royce Micro-Cap Fund	105,897,363	187,108,960
Royce Premier Fund	308,692,918	191,453,534
Royce Low-Priced Stock Fund	187,783,330	440,020,175
Royce Total Return Fund	463,839,833	646,061,636
Royce Heritage Fund	55,500,216	61,114,028
Royce Opportunity Fund	297,080,685	408,981,425
Royce Special Equity Fund	539,604,717	413,725,577
Royce Value Fund	237,637,047	368,637,062
Royce Value Plus Fund	285,357,881	723,178,785
	Purchases	Sales
Royce 100 Fund	$26,713,180	$59,984,002
Royce Micro-Cap Discovery Fund	1,299,605	1,301,416
Royce Financial Services Fund	1,821,997	1,857,538
Royce Dividend Value Fund	54,267,162	16,281,246
Royce SMid-Cap Value Fund	2,467,642	3,901,771
Royce Focus Value Fund	1,195,178	1,360,364
Royce Partners Fund	153,417	81,314
Royce Mid-Cap Fund	1,448,869	1,810,525
Royce Special Equity Multi-Cap Fund	49,449,280	1,471,282

The Royce Funds 2012 Semiannual Report to Shareholders | 141

Notes to Financial Statements (unaudited) (continued)

Class Specific Expenses:
   Class specific expenses, for Funds with multiple classes, were as follows for the period ended June 30, 2012:

					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Pennsylvania Mutual Fund – Investment Class	$–	$2,343,819	$447,210	$33,397	$(507)	$2,823,919	$–
Royce Pennsylvania Mutual Fund – Service Class	546,164	374,888	62,105	7,218	(12)	990,363	–
Royce Pennsylvania Mutual Fund – Consultant Class	3,419,023	196,800	116,288	9,014	(222)	3,740,903	–
Royce Pennsylvania Mutual Fund – Institutional Class	–	3,276	136	8,858	–	12,270	–
Royce Pennsylvania Mutual Fund – R Class	66,843	28,217	1,742	653	(5)	97,450	–
Royce Pennsylvania Mutual Fund – K Class	9,380	12,035	412	782	(1)	22,608	–

	4,041,410	2,959,035	627,893	59,922	(747)

Royce Micro-Cap Fund – Investment Class	–	544,663	211,158	21,926	(136)	777,611	–
Royce Micro-Cap Fund – Service Class	156,443	82,594	14,152	6,881	(8)	260,062	69,279
Royce Micro-Cap Fund – Consultant Class	692,661	34,314	20,263	6,441	(39)	753,640	–

	849,104	661,571	245,573	35,248	(183)		69,279

Royce Premier Fund – Investment Class	–	2,228,262	649,437	39,677	(376)	2,917,000	–
Royce Premier Fund – Service Class	803,300	386,413	42,445	9,087	(24)	1,241,221	–
Royce Premier Fund – Consultant Class	313,784	18,890	8,887	5,910	(20)	347,451	–
Royce Premier Fund – Institutional Class	–	4,756	40,081	9,155	(2)	53,990	–
Royce Premier Fund – W Class	–	32,525	83,162	9,234	(84)	124,837	–
Royce Premier Fund – R Class	69,685	26,671	1,103	721	(3)	98,177	–
Royce Premier Fund – K Class	12,662	11,841	297	815	(1)	25,614	–

	1,199,431	2,709,358	825,412	74,599	(510)

Royce Low-Priced Stock Fund – Investment Class	–	104,404	22,030	11,829	(6)	138,257	18,361
Royce Low-Priced Stock Fund – Service Class	3,131,939	2,031,853	300,177	22,642	(235)	5,486,376	1,385,406
Royce Low-Priced Stock Fund – Institutional Class	–	4,114	125,744	9,447	(1)	139,304	–
Royce Low-Priced Stock Fund – R Class	18,639	10,232	746	643	(2)	30,258	5,000
Royce Low-Priced Stock Fund – K Class	11,286	11,587	689	818	(1)	24,379	5,093

	3,161,864	2,162,190	449,386	45,379	(245)		1,413,860

Royce Total Return Fund – Investment Class	–	1,733,477	396,234	28,368	(417)	2,157,662	–
Royce Total Return Fund – Service Class	369,185	197,485	32,639	8,173	(11)	607,471	–
Royce Total Return Fund – Consultant Class	1,670,596	97,098	58,447	7,749	(116)	1,833,774	–
Royce Total Return Fund – Institutional Class	–	5,524	9,675	9,646	(2)	24,843	–
Royce Total Return Fund – W Class	–	4,541	26,281	7,000	(2)	37,820	–
Royce Total Return Fund – R Class	102,064	39,979	1,778	709	(6)	144,524	–
Royce Total Return Fund – K Class	241,645	174,958	845	1,346	(2)	418,792	–

	2,383,490	2,253,062	525,899	62,991	(556)

Royce Heritage Fund – Investment Class	–	9,018	1,733	6,617	(1)	17,367	–
Royce Heritage Fund – Service Class	273,732	128,029	36,565	14,994	(70)	453,250	–
Royce Heritage Fund – Consultant Class	70,738	8,064	3,631	5,836	(8)	88,261	–
Royce Heritage Fund – R Class	11,857	6,081	519	624	(1)	19,080	658
Royce Heritage Fund – K Class	8,202	10,656	364	802	(1)	20,023	3,123

	364,529	161,848	42,812	28,873	(81)		3,781

Royce Opportunity Fund – Investment Class	–	551,852	101,035	17,378	(162)	670,103	–
Royce Opportunity Fund – Service Class	221,118	152,158	28,088	7,434	(5)	408,793	–
Royce Opportunity Fund – Consultant Class	63,355	7,775	2,462	5,190	(6)	78,776	–
Royce Opportunity Fund – Institutional Class	–	3,805	9,092	7,618	(1)	20,514	–
Royce Opportunity Fund – R Class	9,469	6,758	631	615	(3)	17,470	2,173
Royce Opportunity Fund – K Class	9,240	5,843	263	785	–	16,131	–

	303,182	728,191	141,571	39,020	(177)		2,173

Royce Special Equity Fund – Investment Class	–	874,752	210,998	41,283	(300)	1,126,733	–
Royce Special Equity Fund – Service Class	309,701	138,060	36,310	9,685	(81)	493,675	25,568
Royce Special Equity Fund – Consultant Class	276,624	22,080	7,879	6,993	(17)	313,559	–
Royce Special Equity Fund – Institutional Class	–	5,111	3,172	8,326	(1)	16,608	–

	586,325	1,040,003	258,359	66,287	(399)		25,568

142 | The Royce Funds 2012 Semiannual Report to Shareholders

Class Specific Expenses (continued):

					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Value Fund – Investment Class	$–	$100,220	$51,620	$11,037	$(99)	$162,778	$–
Royce Value Fund – Service Class	1,359,996	848,471	159,462	22,875	(194)	2,390,610	–
Royce Value Fund – Consultant Class	188,397	18,230	7,879	5,887	(23)	220,370	–
Royce Value Fund – Institutional Class	–	3,905	1,126	7,202	(1)	12,232	–
Royce Value Fund – R Class	94,332	39,956	1,309	699	(5)	136,291	–
Royce Value Fund – K Class	20,677	18,498	1,110	793	(1)	41,077	–

	1,663,402	1,029,280	222,506	48,493	(323)

Royce Value Plus Fund – Investment Class	–	127,494	70,403	9,256	(27)	207,126	–
Royce Value Plus Fund – Service Class	1,666,345	1,136,065	260,521	13,277	(144)	3,076,064	–
Royce Value Plus Fund – Consultant Class	105,763	14,643	6,449	5,207	(19)	132,043	–
Royce Value Plus Fund – Institutional Class	–	10,304	35,411	9,107	(1)	54,821	–
Royce Value Plus Fund – R Class	3,173	4,303	258	605	(1)	8,338	3,224
Royce Value Plus Fund – K Class	712	4,070	160	772	–	5,714	4,132

	1,775,993	1,296,879	373,202	38,224	(192)		7,356

Royce 100 Fund – Investment Class	–	31,481	10,759	6,390	(27)	48,603	–
Royce 100 Fund – Service Class	331,628	205,652	78,143	14,266	(69)	629,620	–
Royce 100 Fund – R Class	10,325	13,104	4,452	864	(25)	28,720	12,093
Royce 100 Fund – K Class	5,842	7,876	446	780	(1)	14,943	2,029

	347,795	258,113	93,800	22,300	(122)		14,122

Royce Dividend Value Fund – Investment Class	–	49,274	12,902	9,431	(7)	71,600	–
Royce Dividend Value Fund – Service Class	257,956	136,763	46,482	15,377	(150)	456,428	–
	257,956	186,037	59,384	24,808	(157)
Royce Special Equity Multi-Cap Fund – Investment Class	–	3,933	33	5,772	–	9,738	–
Royce Special Equity Multi-Cap Fund – Service Class	44,595	39,496	2,848	16,407	(6)	103,340	43,312
Royce Special Equity Multi-Cap Fund – Institutional Class	–	1,858	18	1,982	–	3,858	3,858

	44,595	45,287	2,899	24,161	(6)		47,170

Tax Information:
   At June 30, 2012, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized
		Appreciation	Gross Unrealized
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Pennsylvania Mutual Fund	$4,990,433,678	$950,793,453	$1,482,703,381	$531,909,928
Royce Micro-Cap Fund	1,057,986,433	85,083,678	245,987,896	160,904,218
Royce Premier Fund	5,341,327,357	1,545,334,344	1,936,188,749	390,854,405
Royce Low-Priced Stock Fund	3,358,323,225	358,258,432	815,355,923	457,097,491
Royce Total Return Fund	3,623,527,910	878,224,273	1,211,069,534	332,845,261
Royce Heritage Fund	239,950,823	33,121,026	45,415,486	12,294,460
Royce Opportunity Fund	1,881,257,426	(10,713,273)	277,156,430	287,869,703
Royce Special Equity Fund	2,408,502,202	352,252,174	418,823,963	66,571,789
Royce Value Fund	1,483,160,705	(25,372,157)	165,991,743	191,363,900
Royce Value Plus Fund	1,681,447,273	127,410,743	310,213,383	182,802,640
Royce 100 Fund	317,275,417	44,579,300	70,777,746	26,198,446
Royce Micro-Cap Discovery Fund	3,762,225	(15,982)	397,596	413,578
Royce Financial Services Fund	14,867,534	464,496	2,694,377	2,229,881
Royce Dividend Value Fund	354,728,999	6,432,080	33,662,070	27,229,990
Royce SMid-Cap Value Fund	10,897,105	(1,005,023)	382,649	1,387,672
Royce Focus Value Fund	8,257,494	398,097	1,070,507	672,410
Royce Partners Fund	1,691,145	96,800	253,529	156,729
Royce Mid-Cap Fund	5,390,514	(75,371)	405,327	480,698
Royce Special Equity Multi-Cap Fund	86,070,598	1,537,786	4,606,519	3,068,733
   The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

The Royce Funds 2012 Semiannual Report to Shareholders | 143

Notes to Financial Statements (unaudited) (continued)

Transactions in Affiliated Companies:
   An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2012:

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/11	12/31/11	Purchases	Sales	(Loss)	Income	6/30/12	6/30/12
Royce Pennsylvania Mutual Fund
America’s Car-Mart	451,600	$17,693,688	$1,064,094	$–	$–	$–	476,600	$18,515,910
CRA International	592,143	11,748,117	–	–	–	–	592,143	8,698,581
Ethan Allen Interiors	1,623,910	38,502,906	–	–	–	227,347	1,623,910	32,364,526
Obagi Medical Products[1]	1,053,977	10,708,407	–	4,862,175	731,870	–
Pervasive Software	1,461,500	8,505,930	–	–	–	–	1,461,500	10,946,635
Preformed Line Products	291,088	17,366,310	–	–	–	116,435	291,088	16,856,906
Pulse Electronics	2,231,739	6,248,869	–	–	–	–	2,231,739	4,396,526
Rofin-Sinar Technologies[1]	1,642,767	37,537,226	2,082,179	8,669,858	(244,043)	–
Shoe Carnival	639,729	16,441,035	6,122,731	9	–	65,570	1,311,398	28,181,943
Stanley Furniture	912,235	2,736,705	–	–	–	–	912,235	3,639,818
U.S. Physical Therapy	883,675	17,390,724	–	1,072,454	614,139	158,162	813,706	20,692,544
Weyco Group	590,500	14,496,775	–	–	–	194,865	590,500	13,687,790
Winnebago Industries	1,504,450	11,102,841	–	–	–	–	1,504,450	15,330,345

		210,479,533			1,101,966	762,379		173,311,524

Royce Micro-Cap Fund
Anaren[1]	743,436	12,355,906	122,988	714,845	(79,752)	–
AXT	1,879,961	7,839,438	146,710	212,720	(88,924)	–	1,889,361	7,462,976
GP Strategies[1]	1,029,900	13,883,052	–	1,435,420	1,268,386	–
Graham Corporation	621,249	13,940,828	–	–	–	24,850	621,249	11,567,656
Key Technology	446,814	5,781,773	–	–	–	–	446,814	4,468,140
LaCrosse Footwear	532,669	6,722,283	–	184,171	(55,571)	130,667	522,669	5,691,865
Legumex Walker	702,500	3,557,532	–	–	–	–	702,500	4,140,065
Lincoln Educational Services	1,382,527	10,921,963	1,436,046	–	–	206,966	1,560,527	10,143,426
Novatel Wireless	413,900	1,295,507	4,739,482	–	–	–	2,529,740	6,299,053
PDI	1,015,694	6,551,226	–	–	–	–	1,015,694	8,369,319
Pilot Gold	3,114,500	3,943,761	–	–	–	–	3,114,500	3,365,043
TGC Industries[1]	1,105,667	7,894,463	–	1,025,826	825,513	–
Universal Stainless & Alloy Products[1]	326,512	12,198,488	1,547,641	1,946,287	657,183	–
Voltamp Transformers[1]	524,000	4,499,463	–	902,850	(446,733)	–
World Energy Solutions	747,900	2,258,658	–	–	–	–	747,900	2,325,969

		113,644,341			2,080,102	362,483		63,833,512

Royce Premier Fund
Alleghany Corporation[1]	514,525	146,788,837	–	–	–	–
Cabot Microelectronics	2,086,191	98,572,525	–	–	–	31,292,865	2,086,191	60,937,639
Cal-Maine Foods	1,771,686	64,790,557	–	–	–	1,220,692	1,771,686	69,272,922
Cognex Corporation	3,052,717	109,256,741	–	–	–	641,071	3,052,717	96,618,493
Fair Isaac	1,832,600	65,680,384	–	–	–	73,304	1,832,600	77,482,328
Fairchild Semiconductor International	6,458,112	77,755,668	714,525	–	–	–	6,508,112	91,764,379
FEI Company	2,693,120	109,825,434	–	5,950,723	1,718,770	–	2,543,120	121,662,861
Knight Capital Group Cl. A1	4,667,200	55,166,304	–	–	–	–
Lincoln Electric Holdings	5,074,994	198,533,765	–	–	–	1,725,498	5,074,994	222,233,987
MKS Instruments	2,971,910	82,678,536	–	–	–	891,573	2,971,910	85,977,356
Myriad Genetics	4,329,367	90,656,945	15,929,488	–	–	–	5,015,765	119,224,734
Nu Skin Enterprises Cl. A	4,181,500	203,095,455	–	6,592,640	6,171,452	1,629,699	3,966,994	186,052,019
ProAssurance Corporation[1]	1,683,449	134,372,899	–	11,863,322	4,868,989	760,474
Sanderson Farms	2,130,191	106,786,475	–	–	–	724,265	2,130,191	97,605,352
Schnitzer Steel Industries Cl. A	2,108,038	89,127,846	–	–	–	431,094	2,108,038	59,067,225
Seabridge Gold	2,883,900	46,459,629	4,663,178	612,250	(293,960)	–	3,108,900	45,047,961
Semperit AG Holding	1,689,463	65,050,999	8,528,212	–	–	1,392,137	1,894,996	69,251,801
Silver Standard Resources	4,621,999	63,876,026	4,788,635	–	–	–	4,911,099	55,200,753
Simpson Manufacturing	3,387,886	114,036,243	–	–	–	846,972	3,387,886	99,976,516
Strayer Education	1,068,485	103,846,057	–	–	–	2,136,970	1,068,485	116,486,235
Thor Industries	4,407,057	120,885,574	–	–	–	1,322,117	4,407,057	120,797,432
Trican Well Service	7,241,100	124,742,386	11,454,065	–	–	991,693	7,977,100	92,064,557
Unit Corporation	2,896,073	134,377,787	–	–	–	–	2,896,073	106,836,133
Veeco Instruments	2,658,912	55,305,370	1,401,520	–	–	–	2,708,912	93,078,217
Woodward	3,906,024	159,873,562	–	–	–	624,964	3,906,024	154,053,587

		2,621,542,004			12,465,251	46,705,388		2,240,692,487

144 | The Royce Funds 2012 Semiannual Report to Shareholders

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/11	12/31/11	Purchases	Sales	(Loss)	Income	6/30/12	6/30/12
Royce Low-Priced Stock Fund
C&J Energy Services	450,000	$9,418,500	$41,882,532	$–	$–	$–	2,610,593	$48,295,971
Castle (A.M.) & Co.	1,799,667	17,024,850	–	–	–	–	1,799,667	19,112,463
Corinthian Colleges	5,239,000	11,368,630	–	8,033,076	(5,831,344)	–	4,741,854	13,703,958
Cross Country Healthcare	2,692,607	14,943,969	–	473,793	(72,049)	–	2,592,607	11,329,693
Globe Specialty Metals	4,160,280	55,706,149	–	–	–	–	4,160,280	55,872,560
Houston Wire & Cable	1,591,200	21,990,384	–	–	–	286,416	1,591,200	17,391,816
Kennedy-Wilson Holdings[1]	2,891,499	30,592,059	–	3,315,452	886,280	274,691
Korn/Ferry International	2,836,963	48,398,589	820,315	–	–	–	2,886,963	41,427,919
KVH Industries	1,100,200	8,559,556	–	–	–	–	1,100,200	13,752,500
McEwen Mining[1]	7,858,918	26,405,964	813,865	255,525	660	–
Neutral Tandem[1]	1,681,614	17,976,454	–	4,208,764	(937,251)	–
Novatel Wireless[1]	3,205,176	10,032,201	–	18,431,709	(11,252,115)	–
NutriSystem[1]	1,625,690	21,020,172	–	5,930,862	(2,555,623)	507,742
PC-Tel	1,095,592	7,493,849	–	–	–	65,736	1,095,592	7,088,480
Pretium Resources[1]	5,037,000	61,853,124	–	5,021,331	4,057,158	–
Sigma Designs	2,007,658	12,045,948	–	–	–	–	2,007,658	12,808,858
Smith Micro Software[1]	2,208,776	2,495,917	–	1,850,296	1,112,234	–
Tesco Corporation	3,475,005	43,924,063	–	14,508,959	(3,492,691)	–	2,732,105	32,785,260
Total Energy Services	1,866,700	31,809,485	–	–	–	156,761	1,866,700	26,384,257
TrueBlue	3,212,691	44,592,151	–	2,765,281	(347,454)	–	3,062,691	47,410,457
Universal Technical Institute	1,730,679	22,118,078	–	–	–	346,136	1,730,679	23,381,473
WaterFurnace Renewable Energy	970,500	14,823,048	–	–	–	395,964	970,500	15,490,251

		534,593,140			(18,432,195)	2,033,446		386,235,916

Royce Total Return Fund
Barry (R.G.)	1,048,496	12,665,832	–	–	–	167,759	1,048,496	14,249,061
Cato Corporation (The) Cl. A1	1,477,815	35,763,123	–	818,841	152,938	709,351
Chase Corporation	773,974	10,758,239	–	–	–	–	773,974	10,216,457
Colony Financial[1]	2,082,230	32,711,833	–	11,415,298	(1,107,930)	1,075,799
DDi Corporation[1]	1,093,312	10,200,601	–	9,903,624	4,218,584	131,197
Mueller (Paul) Company	116,700	2,042,250	–	–	–	–	116,700	2,567,400
Peapack-Gladstone Financial	473,145	5,081,577	33,604	–	–	47,314	475,350	7,372,679
Starrett (L.S.) Company (The) Cl. A	529,400	6,802,790	–	–	–	105,880	529,400	6,125,158
Village Super Market Cl. A	714,675	20,332,504	20,610	22,742	(409)	357,309	714,661	23,283,655

		136,358,749			3,263,183	2,594,609		63,814,410

Royce Opportunity Fund
BTU International	690,763	1,795,984	–	–	–	–	690,763	1,837,430
ClearOne Communications	556,620	2,404,598	–	–	–	–	556,620	2,276,576
Comstock Holding Companies Cl. A	1,290,590	1,342,214	–	–	–	–	1,290,590	1,690,673
Cost Plus[1]	1,393,623	13,587,824	–	7,118,946	18,863,319	–
dELiA*s1	1,721,584	1,756,016	–	1,392,120	(1,112,386)	–
Dixie Group	819,019	2,416,106	–	–	–	–	819,019	3,112,272
Evans & Sutherland Computer[1]	654,730	134,220	–	773,985	(755,625)	–
MarineMax	1,415,750	9,230,690	295,321	1,159,238	(438,877)	–	1,382,850	13,150,904
Material Sciences[1]	560,160	4,570,906	–	878,630	(305,044)	–
NCI Building Systems	1,005,369	10,928,361	514,691	180,419	(8,866)	–	1,038,569	11,247,702
Network Equipment Technologies[1]	1,972,468	2,288,063	81,459	8,187,146	(5,635,146)	–
Planar Systems	1,554,792	3,016,296	–	–	–	–	1,554,792	2,565,407
SigmaTron International	345,972	1,141,708	–	11,867	(5,052)	–	344,172	1,152,976
Spartech Corporation	1,597,940	7,558,256	716,317	–	–	–	1,741,540	9,003,762
Spire Corporation	505,783	313,585	–	–	–	–	505,783	300,941
TRC Companies	1,644,680	9,884,527	408,188	210,422	(143,545)	–	1,703,682	10,358,386
Unifi	945,600	7,186,560	919,492	–	–	–	1,040,849	11,792,819

		79,555,914			10,458,778	–		68,489,848

Royce Special Equity Fund
Ampco-Pittsburgh	979,650	18,946,431	96,743	–	–	353,457	984,500	18,045,885
Applied Industrial Technologies	1,627,973	57,255,810	21,697,730	–	–	819,459	2,177,952	80,257,531
Arden Group Cl. A	182,543	16,430,695	3,165,007	–	–	105,716	219,000	19,098,990
Atrion Corporation	158,000	37,956,340	2,435,630	561,686	273,802	160,979	166,433	34,115,436
Bowl America Cl. A	342,575	4,282,188	–	–	–	109,624	342,575	4,299,316
Children’s Place Retail Stores	1,173,000	62,309,760	5,335,499	–	–	–	1,283,838	63,973,648
Clearwater Paper	1,901,200	67,701,732	3,358,969	–	–	–	2,002,000	68,308,240
Computer Services[1]	929,517	26,258,855	69,328	6,830,637	2,577,617	200,915

The Royce Funds 2012 Semiannual Report to Shareholders | 145

Notes to Financial Statements (unaudited) (continued)

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/11	12/31/11	Purchases	Sales	(Loss)	Income	6/30/12	6/30/12
Royce Special Equity Fund (continued)
CSS Industries	974,100	$19,404,072	$–	$–	$–	$292,230	974,100	$20,017,755
Dorman Products	1,396,165	51,560,373	657,904	–	–	–	2,819,660	70,745,269
Finish Line (The) Cl. A	2,390,550	46,101,757	18,798,616	–	–	354,406	3,284,700	68,683,077
Foster (L.B.) Company	926,600	26,213,514	65,200	–	–	46,387	928,875	26,575,114
Frisch’s Restaurants	505,100	9,859,552	–	–	–	161,632	505,100	14,314,534
Hawkins	877,400	32,340,964	1,439,299	214,121	(21,129)	279,270	916,625	34,996,742
Hurco Companies	170,000	3,570,000	6,415,322	–	–	–	433,679	8,886,082
Mesa Laboratories[1]	315,000	13,053,600	–	4,114,964	3,753,720	77,653
Minerals Technologies	507,500	28,688,975	49,181,565	–	–	95,550	1,268,900	80,930,442
National Presto Industries	612,000	57,283,200	3,123,623	–	–	3,693,000	651,500	45,455,155
Park Electrochemical	1,879,800	48,160,476	3,777,042	–	–	385,999	2,011,012	52,044,991
Rimage Corporation	807,000	9,078,750	1,910,829	–	–	316,630	982,738	7,861,904
Scholastic Corporation			59,828,680	–	–	162,851	1,885,643	53,099,707
Schulman (A.)	1,423,500	30,149,730	3,823,331	–	–	534,786	1,584,500	31,452,325
Standex International	792,200	27,069,474	1,815,889	–	–	113,603	839,600	35,741,772
Stepan Company	692,200	55,486,752	–	–	–	387,632	692,200	65,191,396
UniFirst Corporation	886,600	50,305,684	29,830,155	–	–	90,825	1,384,137	88,238,734
Universal Electronics[1]	755,000	12,736,850	–	14,675,309	(4,466,779)	–
Utah Medical Products	321,331	8,675,937	–	3,835,395	695,022	142,618	186,030	6,237,586

		820,881,471			2,812,253	8,885,222		998,571,631

Royce Value Plus Fund
Casual Male Retail Group[1]	3,578,734	12,239,270	–	33,643,616	(22,473,582)	–
Celadon Group	1,663,600	19,647,116	–	6,336,518	266,419	28,372	1,234,800	20,226,024
Cerus Corporation	2,884,500	8,076,600	–	–	–	–	2,884,500	9,576,540
Cosi	4,975,812	3,507,948	1,207,675	–	–	–	6,833,773	4,853,345
Digi International[1]	1,504,600	16,791,336	–	6,301,100	(132,555)	–
Mercury Computer Systems	2,218,749	29,487,174	–	6,072,296	329,494	–	1,727,749	22,339,795
Oplink Communications[1]	1,395,012	22,975,848	–	16,241,858	(2,677,567)	–

		112,725,292			(24,687,791)	28,372		56,995,704

1 Not an Affiliated Company at June 30, 2012.

146 | The Royce Funds 2012 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2012, and held for the entire six-month period ended June 30, 2012. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses

The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2012, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/12	6/30/12	Period[1]	1/1/12	6/30/12	Period[1]	Ratio[2]
Investment Class

Royce Pennsylvania Mutual Fund	$1,000.00	$1,039.96	$4.62	$1,000.00	$1,020.34	$4.57	0.91%
Royce Micro-Cap Fund	1,000.00	1,026.13	7.66	1,000.00	1,017.30	7.62	1.52
Royce Premier Fund	1,000.00	1,026.46	5.44	1,000.00	1,019.49	5.42	1.08
Royce Low-Priced Stock Fund	1,000.00	990.93	6.14	1,000.00	1,018.70	6.22	1.24
Royce Total Return Fund	1,000.00	1,041.82	5.74	1,000.00	1,019.24	5.67	1.13
Royce Heritage Fund[3]	1,000.00	1,025.23	6.04	1,000.00	1,018.90	6.02	1.20
Royce Opportunity Fund	1,000.00	1,112.40	6.15	1,000.00	1,019.05	5.87	1.17
Royce Special Equity Fund	1,000.00	1,059.90	5.79	1,000.00	1,019.24	5.67	1.13
Royce Value Fund	1,000.00	985.41	5.82	1,000.00	1,019.00	5.92	1.18
Royce Value Plus Fund	1,000.00	1,061.46	6.05	1,000.00	1,019.00	5.92	1.18
Royce 100 Fund	1,000.00	1,019.45	5.92	1,000.00	1,019.00	5.92	1.18
Royce Dividend Value Fund	1,000.00	1,050.42	6.07	1,000.00	1,018.95	5.97	1.19
Royce Special Equity Multi-Cap Fund	1,000.00	983.54	3.87	1,000.00	1,012.63	3.93	1.18

Service Class

Royce Pennsylvania Mutual Fund	1,000.00	1,038.14	6.23	1,000.00	1,018.75	6.17	1.23
Royce Micro-Cap Fund	1,000.00	1,024.98	8.36	1,000.00	1,016.61	8.32	1.66
Royce Premier Fund	1,000.00	1,025.23	6.70	1,000.00	1,018.25	6.67	1.33
Royce Low-Priced Stock Fund	1,000.00	989.52	7.37	1,000.00	1,017.45	7.47	1.49
Royce Total Return Fund	1,000.00	1,040.94	7.16	1,000.00	1,017.85	7.07	1.41
Royce Heritage Fund[3]	1,000.00	1,023.83	7.35	1,000.00	1,017.60	7.32	1.46
Royce Opportunity Fund	1,000.00	1,109.67	7.82	1,000.00	1,017.45	7.47	1.49
Royce Special Equity Fund	1,000.00	1,058.49	7.11	1,000.00	1,017.95	6.97	1.39
Royce Value Fund	1,000.00	983.55	7.25	1,000.00	1,017.55	7.37	1.47
Royce Value Plus Fund	1,000.00	1,059.17	7.58	1,000.00	1,017.50	7.42	1.48
Royce 100 Fund	1,000.00	1,017.30	7.22	1,000.00	1,017.70	7.22	1.44
Royce Micro-Cap Discovery Fund	1,000.00	1,002.00	7.42	1,000.00	1,017.45	7.47	1.49
Royce Financial Services Fund	1,000.00	1,082.31	7.71	1,000.00	1,017.45	7.47	1.49
Royce Dividend Value Fund	1,000.00	1,048.55	7.39	1,000.00	1,017.65	7.27	1.45
Royce SMid-Cap Value Fund	1,000.00	1,026.73	6.80	1,000.00	1,018.15	6.77	1.35
Royce Focus Value Fund	1,000.00	1,000.00	6.71	1,000.00	1,018.15	6.77	1.35

The Royce Funds 2012 Semiannual Report to Shareholders | 147

Understanding Your Fund’s Expenses (unaudited) (continued)

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/12	6/30/12	Period[1]	1/1/12	6/30/12	Period[1]	Ratio[2]
Service Class (continued)
Royce Partners Fund	$1,000.00	$1,073.29	$6.96	$1,000.00	$1,018.15	$6.77	1.35%
Royce Mid-Cap Fund	1,000.00	992.49	6.69	1,000.00	1,018.15	6.77	1.35
Royce Special Equity Multi-Cap Fund	1,000.00	1,066.73	7.14	1,000.00	1,017.95	6.97	1.39

Consultant Class

Royce Pennsylvania Mutual Fund	1,000.00	1,035.09	9.51	1,000.00	1,015.51	9.42	1.88
Royce Micro-Cap Fund	1,000.00	1,020.59	12.26	1,000.00	1,012.73	12.21	2.44
Royce Premier Fund	1,000.00	1,021.34	10.40	1,000.00	1,014.57	10.37	2.07
Royce Total Return Fund	1,000.00	1,037.59	10.59	1,000.00	1,014.47	10.47	2.09
Royce Heritage Fund[3]	1,000.00	1,019.70	11.60	1,000.00	1,013.38	11.56	2.31
Royce Opportunity Fund	1,000.00	1,106.51	11.94	1,000.00	1,013.53	11.41	2.28
Royce Special Equity Fund	1,000.00	1,054.56	10.98	1,000.00	1,014.17	10.77	2.15
Royce Value Fund	1,000.00	979.92	10.83	1,000.00	1,013.92	11.02	2.20
Royce Value Plus Fund	1,000.00	1,055.17	11.65	1,000.00	1,013.53	11.41	2.28

Institutional Class

Royce Pennsylvania Mutual Fund	1,000.00	1,040.78	4.01	1,000.00	1,020.93	3.97	0.79
Royce Premier Fund	1,000.00	1,027.33	4.89	1,000.00	1,020.04	4.87	0.97
Royce Low-Priced Stock Fund	1,000.00	991.64	5.89	1,000.00	1,018.95	5.97	1.19
Royce Total Return Fund	1,000.00	1,042.34	5.13	1,000.00	1,019.84	5.07	1.01
Royce Opportunity Fund	1,000.00	1,112.50	5.46	1,000.00	1,019.69	5.22	1.04
Royce Special Equity Fund	1,000.00	1,060.11	5.22	1,000.00	1,019.79	5.12	1.02
Royce Value Fund	1,000.00	985.43	5.18	1,000.00	1,019.64	5.27	1.05
Royce Value Plus Fund	1,000.00	1,061.41	5.54	1,000.00	1,019.49	5.42	1.08
Royce Special Equity Multi-Cap Fund	1,000.00	959.43	2.05	1,000.00	1,007.88	2.10	1.05

W Class

Royce Premier Fund	1,000.00	1,026.93	5.04	1,000.00	1,019.89	5.02	1.00
Royce Total Return Fund	1,000.00	1,042.20	5.33	1,000.00	1,019.64	5.27	1.05

R Class

Royce Pennsylvania Mutual Fund	1,000.00	1,036.19	7.64	1,000.00	1,017.35	7.57	1.51
Royce Premier Fund	1,000.00	1,023.35	8.35	1,000.00	1,016.61	8.32	1.66
Royce Low-Priced Stock Fund	1,000.00	987.90	9.09	1,000.00	1,015.71	9.22	1.84
Royce Total Return Fund	1,000.00	1,039.12	8.62	1,000.00	1,016.41	8.52	1.70
Royce Heritage Fund	1,000.00	1,021.26	9.25	1,000.00	1,015.71	9.22	1.84
Royce Opportunity Fund	1,000.00	1,109.22	9.65	1,000.00	1,015.71	9.22	1.84
Royce Value Fund	1,000.00	982.37	8.67	1,000.00	1,016.11	8.82	1.76
Royce Value Plus Fund	1,000.00	1,057.77	9.41	1,000.00	1,015.71	9.22	1.84
Royce 100 Fund	1,000.00	1,015.30	9.22	1,000.00	1,015.71	9.22	1.84

K Class

Royce Pennsylvania Mutual Fund	1,000.00	1,037.19	6.99	1,000.00	1,018.00	6.92	1.38
Royce Premier Fund	1,000.00	1,024.22	7.40	1,000.00	1,017.55	7.37	1.47
Royce Low-Priced Stock Fund	1,000.00	989.60	7.87	1,000.00	1,016.96	7.97	1.59
Royce Total Return Fund	1,000.00	1,039.91	7.25	1,000.00	1,017.75	7.17	1.43
Royce Heritage Fund	1,000.00	1,022.13	7.99	1,000.00	1,016.96	7.97	1.59
Royce Opportunity Fund	1,000.00	1,110.40	7.71	1,000.00	1,017.55	7.37	1.47
Royce Value Fund	1,000.00	983.24	7.54	1,000.00	1,017.26	7.67	1.53
Royce Value Plus Fund	1,000.00	1,059.23	8.14	1,000.00	1,016.96	7.97	1.59
Royce 100 Fund	1,000.00	1,017.99	7.98	1,000.00	1,016.96	7.97	1.59

[1]
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half-year divided by 366 days (to reflect the half-year period for all funds existing for the full half-year period; Royce Special Equity Multi-Cap Fund-Investment Class multiplied by 121 days and Royce Special Equity Multi-Cap Fund-Institutional Class multiplied by 73 days).

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

148 | The Royce Funds 2012 Semiannual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee[1], President
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee[1]
Age: 57 | Number of Funds Overseen: 49 | Tenure: Since 2001
Non-Royce Directorships: Director of Legg Mason, Inc. and Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Trustee
Age: 63 | Number of Funds Overseen: 35 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 74 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 70 | Number of Funds Overseen: 49 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 66 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 60 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 53 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 54 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 50 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 45 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 52 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1] Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

The Royce Funds 2012 Semiannual Report to Shareholders | 149

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2012, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2012 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
    Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
    All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2500 is an index of domestic small- to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index. The returns for the Russell 2500–Financial Sector represent those of the financial services companies within the Russell 2500 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks, selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The CRSP (Center for Research in Security Pricing) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and Deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 Index and the CRSP 6-10 would have similar capitalization parameters to those of the Russell 2000 Index.
    The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
   Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) All Royce Funds may invest up to 25% (35% of Royce Heritage, Focus Value, Partners, Low-Priced Stock, Financial Services, Micro-Cap and SMid-Cap Value Funds, 10% of Opportunity Fund and 5% of Special Equity Fund) of their respective assets in foreign securities, which generally may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
   This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

   The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

150 | The Royce Funds 2012 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreement

At meetings held on June 6-7, 2012, The Royce Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and The Royce Fund relating to each of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Micro-Cap Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce SMid-Cap Value Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Mid-Cap Fund and Royce Special Equity Multi-Cap Fund (the “Funds”). In reaching these decisions, the Board reviewed, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC ("Morningstar") containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their "peer group" and "category", information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as allocation of Fund brokerage commissions, “soft dollar” research services R&A receives, payments made to R&A or its affiliates relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each of the Funds. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:
  The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 35 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing the Funds over more than 35 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of existing shareholders, establishing breakpoints for a number of funds and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between the Funds and R&A which went into effect on January 1, 2008. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract and retain quality and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.
  Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to ten years. Except as described below, all of the Funds with three years or more of performance fell in the 1st or 2nd quartile within their Morningstar categories and the small-cap universe for the three-year, five-year and 10-year periods ended December 31, 2011. Royce Premier Fund (“RPR”) fell in the 3rd quartile for the three-year period within its Morningstar assigned Mid-Cap Growth category as its volatility for the period was slightly higher than the category median. The trustees also noted that among all small-cap objective funds, its Sharpe Ratio placed in the 28th percentile for the three-year period. Likewise, Royce 100 Fund (“ROH”) placed in the 3rd quartile for the three-year period within its Morningstar assigned Small Growth category but within the middle quintile for the three-year period among all small-cap objective funds. Royce Opportunity Fund’s (“ROF”) Sharp Ratio placed in the 3rd quartile for the 10-year period within its small value category as its 2nd quartile total return was overshadowed by its 4th quartile volatility. Among all small-cap objective funds, ROF placed in the 2nd quintile. The Board noted that Royce Value Plus Fund (“RVP”) has struggled during the recent market cycles as its portfolio manager had taken a more defensive portfolio composition going into the strong up market beginning with the March 2009 market low, leading to a 4th quartile total return and Sharpe Ratio performance for the three- and five-year periods. RVP was in the top quartile for the 10-year period. It was also noted that RVP’s portfolio manager had repositioned the Fund to take it back to its “value plus” growth roots, resulting in a total return as of May 3, 2012 that was 260 basis points higher than the Russell 2000. Royce Micro-Cap Discovery Fund (“RDF”) fell in the 4th quartile for the three- and five-year periods as compared with its Small Blend category. The Board noted the positive impact of the addition of an active management component layered onto RDF’s quant structure in August 2010 as indicated by its 2nd quartile performance for the one-year period ended December 31, 2011 in its Small Blend category and its top quartile rank among its micro-cap

The Royce Funds 2012 Semiannual Report to Shareholders | 151

focused peer group. The Board also noted that other than a net 31 basis point fee received in 2007, R&A has not received a management fee on DSC since its 2003 inception. Royce SMid-Cap Value Fund’s (“RSV”) total return and Sharpe Ratio fell in the 4th quartile for the three-year period within its Mid-Cap Blend category and its performance in 2011 was 910 basis points worse than its Russell 2500 benchmark, with its significant overweighting in materials, particularly metals and mining companies, contributing to its lagging performance. In addition to each Fund’s risk–adjusted performance the trustees also reviewed and considered each Fund’s absolute total returns, down market performance and for the Funds in existence for such periods, long-term performance records over periods of ten years or longer. The Board noted that Royce Focus Value Fund (“RFV”), Royce Partners Fund (“PTR”), Royce Mid-Cap Fund (“RMM”) and Royce Special Equity Multi-Cap Fund (“RSM”) have less than three years of performance. The Board noted that R&A’s general process of investing new funds over time led to higher cash positions and market lagging performance for most of these newer funds in their initial periods of operation and they noted that RSM’s Sharpe Ratio placed it in the top-quartile for the one year period.
  The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming their benchmark indexes and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing mid-cap, small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each of the Funds’ performance supported the continuation of its Investment Advisory Agreement.
  Cost of the services provided and profits realized by R&A from its relationship with each Fund: The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees noted that at times R&A had closed certain of the Funds to new investors because of the rate of growth in Fund assets. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.
  The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The trustees noted that in 2004 breakpoints had been added to the investment advisory fees for all Funds except Royce Pennsylvania Mutual Fund (“PMF”) (PMF’s fee schedule already had breakpoints) and that the contractual investment advisory fee rate for Royce Micro-Cap Fund ("RMC") and Royce Low-Priced Stock Fund (“RLP”) had each been reduced in recent years. The trustees concluded that the current fee structure for each Fund was reasonable and that shareholders sufficiently participated in economies of scale.
  Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. The net expense ratios for PMF, RPR, Royce Total Return Fund, Royce Heritage Fund, Royce Special Equity Fund, DSC, Royce Financial Services Fund and RSM ranked within the 1st or 2nd quartile among their peers, as selected by Morningstar. ROF fell in the middle quintile among its peers. RMC placed in the 4th quartile within its peer group, six basis points higher than its peer group median. RMC’s net expense ratio is below the average net expense ratio for the 44 non-institutional, non-ETF, domestic stock funds in the Morningstar database with market caps below $500 million and 12b-1 fees equal to or less than 0.25%. It was noted that RLP’s expense ratio placed in the 4th quartile, 19 basis points higher than its peer group median. RLP’s higher management fee, reflecting the Fund’s use of low-priced and micro-cap stocks, accounts for this difference. RLP’s net expense ratio is three basis points higher than the mean for all small-cap category funds (non-institutional, non-index, non-ETF) with 12b-1 fees of 25 basis points. The trustees noted that Royce Value Fund’s (“RVV”) expense ratio placed in the 4th quartile within its peer group, 24 basis points higher than its peer group median as its management fee was 21 basis points higher than the peer group median. RVP’s expense ratio placed in the 4th quartile, seven basis points higher than its peer group median. Each of ROH’s and Royce Dividend Value Fund’s (“RDV”) expense ratios placed in the 3rd quartile, six basis points higher than their peer group median as their management fees were 17 basis points higher than their respective peer group median. The management fees for RVV, RVP, ROH and RDV are consistent with other Royce open-end funds and their fund net expense ratios are below the mean for all small-cap objective funds (non-institutional, non-index, non-ETF) with 12b-1 fees of 25 basis points. The Board noted that R&A recommended a reduction in the net expenses, through reimbursement of expenses, for RSV, RFV, PTR and RMM, each essentially a smid- or mid-cap fund, to 1.35% retroactive to January 1, 2012. This change would put each of these Fund’s net expenses at the median and within three basis points of the average for the mid-cap category funds (non-institutional, non-index, non-ETF) with 12b-1 fees of 25 basis points.
  The trustees noted that R&A has waived advisory fees in order to maintain expense ratios at competitive levels and acknowledged R&A’s intention to continue this expense limitation practice. The trustees also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, each of the Fund’s advisory fees compared favorably to these other accounts. It was noted that no single factor was cited as determinative to the decision of the trustees. Rather, after weighing all of considerations and conclusions discussed above, the entire Board, including all the non-interested trustees, determined to approve the continuation of the existing Investment Advisory Agreements, concluding that a contract continuation on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

152 | The Royce Funds 2012 Semiannual Report to Shareholders

Is the Business Cycle Dead?

“Plus ça change, plus c’est la même chose.” (“The more things change, the more they stay the same.”) – Alphonse Karr

One striking effect of the financial crisis has been the apparent disappearance of the traditional business cycle. The world’s developed economies—heavily indebted, still deleveraging, and in some cases in the midst of painful austerity—are being supported by periodic and unconventional interventions from increasingly leveraged central banks. The result has been an anemic, albeit steady, pace of economic activity marked by fits and starts that are increasingly difficult for investors to interpret.
   It makes sense, then, that market cycles have followed suit, with equities showing sudden, at times violent, moves that have alternated between strong rallies and steep declines over relatively short periods, each driven by marginal changes in the trajectory of economic expectations. Single-stock correlation remains high due to this uncertainty, with more cyclical market sectors the most disadvantaged.
   Several factors are at work: Deleveraging associated with the housing bust is a persistent and long-term headwind; personal savings remain elusive; rising commodity prices have affected consumer purchasing power and sentiment; unemployment remains stubbornly high; and, importantly, the primary source of economic stimulus is coming from central bank programs instead of traditional private business investment.
   As if all this were not enough, there is the backdrop of the sovereign debt crises in Europe and slower growth in the all-important emerging economies, especially China. Interestingly, none of these issues are new. They have been part of the landscape for several years now, and distinct patterns have developed around them that have been repeated in each of the last three years, giving investors the sense that cycles of economic activity have compressed dramatically. Previously marked in years, moves up and down in business momentum are now counted in months, if not weeks.
   Which leads to two questions: Has the business cycle fundamentally changed? Should traditionally cyclical businesses carry lower multiples as a result? It appears to us that in the short term, the market has answered with a resounding ‘yes.’ Cyclical sectors, such as Industrials, Energy, Technology, and Materials, have become increasingly volatile and have borne the brunt of the selling during market downturns.
   Within these areas, even high-quality businesses (as measured by balance sheet strength and returns on invested capital) are suffering from the altered preferences of investors who once flocked to the perceived safety of more stable vehicles. Investors continue to abandon equities, gravitating instead toward fixed income securities even as they recognize the inevitable loss of purchasing power that comes with them. Today, it seems that we have a bubble in fear, which is manifesting itself in ways that have our contrarian pulses racing.

   We are finding what we think are excellent values in currently unpopular pro-cyclical businesses. Cycles have certainly become shorter over the past three years, but we hold the view that these are anomalous times and that the traditional business cycle will reemerge before long.
   The economy does not yet have sufficient self-sustaining business momentum that will allow it to be weaned off the artificial support currently being provided by central banks. The opportunity from our standpoint lies in looking where others are not while holding fast to our time-tested investment approach governed by absolute standards for valuation and return.
   In the short term, our interest in cyclical businesses has been putting us out of sync with the return patterns of the market. While unpleasant, it is a by-product of our contrarian nature. In fact, this period is somewhat reminiscent of the late ’90s when investors were citing the demise of traditional value investing because of the emergence of the internet and the technology revolution. What was then a bubble in greed has become today’s bubble in fear.
   Investing is a perennially dynamic endeavor requiring both patience and conviction. Those tenets are being sorely tested in the current market. Although business cycles have looked different of late, and the market has been reacting accordingly, our belief is that they will ultimately revert to the mean, benefiting higher-quality companies in cyclical sectors. We take heart from the timeless wisdom of Alphonse Karr, for indeed, “the more things change, the more they stay the same.”

The thoughts in this essay concerning the stock market are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements.

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About The Royce Funds

Wealth Of Experience
With approximately $36 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for nearly 40 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, five assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $136 million invested in The Royce Funds.

This Review and Report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Broker/Dealer Services Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Shareholder Services Transactions and Account Inquiries (800) 841-1180	Royce InfoLine 24-Hour Automated Telephone Service (800) 78-ROYCE (787-6923)

SEMIANNUAL
REVIEW AND REPORT
TO SHAREHOLDERS

GLOBAL/INTERNATIONAL

Royce European Smaller-
Companies Fund

Royce Global Value Fund

Royce International Smaller-
Companies Fund

Royce Global Dividend Value Fund

Royce International Micro-Cap Fund

Royce International Premier Fund

www.roycefunds.com

Performance and Expenses	Through June 30, 2012

	Average Annual Total Returns						Gross Annual	Net Annual
CATEGORY					Since	Inception	Operating	Operating
Fund	Year-to-Date[1]	One-Year	Three-Year	Five-Year	Inception	Date	Expenses	Expenses

GLOBAL/INTERNATIONAL

Royce European Smaller-Companies Fund	5.41%	-20.71%	13.42%	-2.46%	-0.48%	12/29/06	2.10%	1.70%

Royce Global Value Fund	-0.42	-22.03	13.13	1.07	3.70	12/29/06	1.77	1.69

Royce International Smaller-Companies Fund	4.49	-17.97	10.54	n.a.	3.06	6/30/08	2.15	1.69

Royce Global Dividend Value Fund	5.77	-12.50	n.a.	n.a.	-7.14	12/31/10	3.48	1.70

Royce International Micro-Cap Fund	4.15	-19.62	n.a.	n.a.	-12.61	12/31/10	4.01	1.78

Royce International Premier Fund	8.60	-13.16	n.a.	n.a.	-6.52	12/31/10	3.77	1.69

Russell Europe Small Cap Index	8.28	-20.13	8.97	-8.48	n.a.	n.a.	n.a.	n.a.

Russell Global Small Cap Index	6.06	-11.04	12.66	-2.55	n.a.	n.a.	n.a.	n.a

Russell Global ex-U.S. Small Cap Index	4.75	-15.49	10.23	-3.87	n.a.	n.a.	n.a.	n.a.

1 Not annualized

Important Performance, Expense and Risk Information
 All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund. Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of each Fund’s Service Class. Gross annual operating expenses reflect each Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of each Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, other than acquired fund fees and expenses, to the extent necessary to maintain net operating expenses at or below: 1.69% for Royce European Smaller-Companies, Global Value and International Smaller-Companies Funds through April 30, 2013 and at or below 1.99% through April 30, 2022; and 1.69% for Royce Global Dividend Value, International Micro-Cap and International Premier Funds through April 30, 2014; and 1.99% through April 30, 2022. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of Royce Global Value Fund’s Consultant, R, and K Classes have higher annual expenses than the Service Class.

Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) The Funds invest a significant portion of their respective assets in foreign companies which may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies, in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell Europe Small Cap Index is an unmanaged, capitalization-weighted index of European small-cap stocks. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The Russell Global ex-U.S. Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks, excluding the United States. Index returns include net reinvested dividends and/or interest income. Distributor: Royce Fund Services, Inc.

This page is not part of the 2012 Semiannual Report to Shareholders

Portfolio Characteristics	As of June 30, 2012

CATEGORY	Market Cap	Portfolio
Fund	Breakdown	Approach	Volatility

GLOBAL/INTERNATIONAL

Royce European Smaller-Companies Fund		Limited	Moderate

Royce Global Value Fund		Limited	Higher

Royce International Smaller-Companies Fund		Diversified	Lower

Royce Global Dividend Value Fund[1]		Diversified	—

Royce International Micro-Cap Fund[1]		Limited	—

Royce International Premier Fund[1]		Limited	—

1 The Fund does not have the three years of history required for calculating a volatility score.

Market Cap Breakdown Key: Micro-Cap Small-Cap Mid-Cap Large-Cap
Investment Universe
Micro-Cap: Market Caps up to $750 million

Small-Cap: Market Caps between $750 million and $2.5 billion

Mid-Cap: Market Caps between $2.5 billion and $15 billion

Large-Cap: Greater than $15 billion

Portfolio Approach
Diversified: A diversified portfolio at Royce is one that generally holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

 Limited: A limited portfolio at Royce is one that either (i) generally invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

Volatility
Each Fund’s volatility is measured using Morningstar’s Risk Ratio, which measures variations in a fund’s monthly returns, with an emphasis on downside performance. Each Royce Fund’s overall Risk Ratio is a weighted combination of its three-, five- and 10-year scores, if applicable. For Royce European Smaller-Companies Fund, all European stock funds tracked by Morningstar with at least three years of history (31 funds as of 6/30/12) are included. For Royce Global Value Fund, all world stock funds with weighted-average market-caps of less than $5 billion tracked by Morningstar that have at least three years of history (25 funds as of 6/30/12) are included. For Royce International Smaller-Companies Fund, all foreign small/mid stock funds tracked by Morningstar with at least three years of history (62 funds as of 6/30/12) are included. We consider funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility; and those in the bottom third to have high volatility.

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Semiannual Review

Letter to Our Shareholders	3

2012: In Quotes	8

Postscript: Is the Business Cycle Dead?	Inside Back Cover

Semiannual Report to Shareholders	9

2 | This page is not part of the 2012 Semiannual Report to Shareholders

Charles M. Royce, President

We have often stressed the importance
of capital preservation in asset
management, arguing that not losing
money is as critical as making it
grow. Implicit in this belief is the idea
that capital preservation is mostly
synonymous with preserving purchasing
power. However, we now find ourselves
in a very non-traditional investment
environment, an age marked by near-zero
interest rates; regular, short-term
bursts of volatility for equities; and
relentless money printing on the part of
the developed world’s central banks.

While this has not altered our view
of the significance of risk aversion,
it has led us to ask if at this moment
in history capital preservation and
preservation of purchasing power
should be defined differently. The
answer approaches what we think is
one of the most underappreciated
risks to which investors are now
subject: the potential for meaningful
loss in the future purchasing power of
investments. With so much attention
being paid to preservation of capital,
too little has been placed on what
that capital, once returned, will
actually be worth.

Continued on page 4. . .

Letter to Our Shareholders

“I Read the News Today, Oh Boy.”
Another dismal summer has dawned with spring having brought a wave of worries back to the market for the third consecutive year. Karl Marx—as canny an observer of the global scene as he was a checkered prognosticator of its future—wrote in 1852 that all events in history occur twice: the first time as tragedy the second as farce. Allowing for the accuracy of this observation, what are we then to make of this third round of wobbly recovery, sluggish markets, panic-stuffed headlines, and the by now reflexive anxiety about the potential horrors of European debt for the world economy? What lies beyond farce, other than lousy returns, high correlation, and growing numbers of investors disenchanted with equities? To this kind of question, too many investors have no answer, having lost not only their belief in the viability of investing in stocks, but also in the prospects for the global economy.
    Indeed, one unfortunate result of the contagion of uncertainty has been the erosion of confidence in the ability of equities to deliver returns that will beat inflation and build wealth over the long term. On May 7, a USA Today headline asked and answered, “Invest in stocks? Forget About It.” It was not quite as damning as the now infamous Business Week cover from August 1979 that proclaimed “The Death of Equities,” but the overall message was not much happier: “Wall Street’s long-running story about how stocks are the best way to build wealth seems tired, dated and less believable to many individual investors.” And the USA Today piece was published early in May, just before the current bear bit down most sharply. The implicit assumption that the best days for the stock market may be (way) behind it seems to us to be the distinguishing feature of this third round of poor results for most equities. Panic has given way to a shrug of resignation. This stance sees equity investing as a mug’s game, even if the alternatives—Treasuries, bonds, money markets, etc.—are not much more attractive or profitable.
    Such a belief—as ultimately wrong-headed as we think it is—has the advantage that recent history, as far back as five years, is on its side. With a few exceptions, there is simply not much of a defense for equity investing as a whole since the respective index peaks in 2007. The explanation for why the market has been so troublesome and unprofitable seems simple: The world is still emerging from the most serious economic crisis since the Great Depression. Yet this account may be in equal parts true and unhelpful, at least to anyone who had been looking for a way to safely and effectively grow capital during the last few years, which helps to explain why panic and resignation are symptoms of the same fatalism that has gripped investors since the early days of the mortgage and banking crisis in 2008.

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For more than three decades, an
investment vehicle provided highly
consistent returns with such low
volatility that they were nearly devoid
of risk—U.S. government bonds,
specifically Treasury securities. They
were the instruments that possessed
that highly desired standard, “the
risk-free rate of return.” The currently
volatile investment climate has
greatly expanded the appeal of this
designation. Investors trying to
cope with the economic uncertainty
and asset-price volatility caused
by the bursting credit bubble have
grown increasingly sensitive to the
possibilities of capital loss.

Yet if history is any proxy—and we
believe that it is—a healthy degree
of skepticism should greet the notion
that Treasuries remain risk free or
provide an acceptable rate of return.
If nothing else, the lens through which
we see them needs to be adjusted to
include the growing uncertainty of
ultimate purchasing power (of real
goods and services) of the currency
in which they are denominated. This
risk, one for which we have a healthy
respect over the intermediate term, is
the ominous combination of ongoing
currency debasement and acceleration
in inflationary pressures. These could
erode the purchasing power of non-
productive assets. Central banks
around the world, with the U.S. Federal
Reserve a primary contributor, have
been pumping liquidity into the capital
markets through a combination of

Continued on page 6. . .

Letter to Our Shareholders

    We understand the pessimism and the unwillingness to take risks on the part of so many investors today. At the same time, we still see many of the same positive signs that have been inspiring our confidence about stocks and the economy as a whole since the spring of 2010. By taking the long view (a common perspective for us), we can offer, in addition to a Nostra Culpa for much recent fund performance, the benefit of nearly 40 years of small-cap value investing. Our collective experience tells us that this highly volatile, tightly correlated, range-bound market will be remembered as being as anomalous as it has been painful, one that tends to occur once or twice a century. It does not, in our view, change the fact that stocks remain the single best way of building wealth over the long run. We know that in the current environment these words may sound hollow or even self-serving. We are more than willing to assume that risk in the hope that investors will continue to look to equities (and to our portfolios) as effective and ultimately successful ways to invest in the years to come.

“They’ve Been Going in and out of Style”
The kind of dynamic rally that ushered out the first half of 2012 is always guaranteed to raise a smile, even if it could not completely erase losses in the second quarter, losses that spoiled a promising upswing that lasted through most of the year’s opening quarter. Indeed, lack of direction has arguably been the most distinguishing characteristic of the recent market. Still, the globe’s major indexes finished the year-to-date period ended June 30, 2012 in decent condition, though domestic small-caps brought up the rear. Recent performance for the two non-U.S. indexes that we track followed patterns somewhat similar to their domestic cousins, though with more muted results. This was not entirely surprising considering both Europe’s ongoing travails and worries about the pace of growth in China. Non-U.S. small-caps enjoyed an advantage over their large-cap siblings, with the Russell Global ex-U.S. Small Cap up 4.8% for the year-to-date period ended June 30, 2012 versus a 2.8% gain for the Russell Global ex-U.S. Large Cap Index. Both indexes enjoyed strong first-quarter results. The Russell Global ex-U.S. Small Cap Index rose 14.4%, and the Russell Global ex-U.S. Large Cap Index was up 11.5% in the first three months of 2012.
    We were among those hopeful souls who saw a nearly six-month bull run and thought that maybe the market was ready for some consistent recovery. Yet April and May were cruel months, the latter especially so, as the now-traditional spring downturn caused by concerns about European debt and the state of the American and Chinese economies spoiled the party and tamped down returns. (If not for the rally on the final trading day of June, that month would also have been less solidly in the black.) That rally was welcome—they always are—but second-quarter returns were still negative. Each index’s second quarter was difficult, as Europe’s troubles registered more dramatically outside the U.S. Small-cap lost a bit more in the downturn, with the Russell Global ex-U.S. Small Cap Index falling 8.5%, while the Russell Global ex-U.S. Large Cap Index was down 7.9%.
    The Russell 2000 Index was up 8.5% in the first half compared to respective gains of 9.4% and 9.5% for the large-cap Russell 1000 and S&P 500 Indexes and an electrifying 12.7% for the Nasdaq Composite.
    It was an interesting road for each index. The first quarter extended a rally that began following the October 2011 lows. Small-cap trailed, though its 12.4% gain was its best

4 | This page is not part of the 2012 Semiannual Report to Shareholders opening quarter since 2006. It was also not far behind its large-cap counterparts. The Russell 1000 rose 12.9%, and the S&P 500 gained 12.6%. The Nasdaq was especially impressive, notching an 18.7% increase for the quarter before leading on the downside, falling 5.1%, while the Russell 2000 slipped 3.5%. Large-caps held their value a bit better, with the Russell 1000 losing 3.1% and the S&P 500 declining 2.8%. So the first half concluded with a bang, but still left investors whimpering about the future. Considering both the significant volatility and the unpopularity of stocks, the strength of micro-cap stocks was something of a surprise in the first half. Year-to-date through June 30, 2012, the Russell Microcap Index gained an impressive 13.0%. That the index accomplished this feat with stronger and steadier quarterly performances was equally notable: the Russell Microcap climbed 15.3% in the first quarter and fell only 2.0% in the bearish second.
Our collective experience tells us that this highly volatile, tightly correlated, range-bound market will be remembered as being as anomalous as it has been painful, one that tends to occur once or twice a century. It does not, in our view, change the fact that stocks remain the single best way of building wealth over the long run.
     Looking at longer-term returns, the recent uncertainty felt by many investors has been well-earned. While three- and 10-year average annual total returns for the major global indexes were solid-to-strong, one-, five-, and 12-year results for the periods ended June 30, 2012 were generally poor. The 12-year period—not a period that we, or anyone else, usually discusses—is instructive because it encompasses the Internet Bubble, the subsequent recovery, the worldwide recession that was followed by the equally far-reaching financial crisis, and the market’s herky-jerky, volatile aftermath. So we think it is worth pointing out that for the 12-year period ended December 31, 2011, the average annual total return for the S&P 500 was its lowest since the end of World War II (beginning with the period from the end of 1945 through the end of 1957). Small-cap returns for that same period ended December 31, 2011 for the Russell 2000 and the CRSP 6-10, a domestic small-cap proxy that dates back to the 1920s, were among the worst for both since the launch of the Russell 2000 on December 31, 1978 and since the end of 1945 for the CRSP 6-10.

“The Act You’ve Known for all these Years...”
If only our own portfolios had done as well. On an absolute basis, most of the Funds’ in this Semiannual Review and Report posted results that ranged from uninspiring to strong in the first half. Normally, this does not trouble us. Long ago, we accepted that our disciplined approaches to stock selection would result in out-of-sync moments against our portfolios’ respective benchmarks during shorter time periods. Our goal has always been strong absolute performance over long-term periods. If we met that standard, then relative results would most likely not be an issue, at least over long-term time spans. We have also been glad to accept the historical trade-off in which underperformance was more common for our Funds during short-term periods of 18 months or less, while outperformance was more typical over full market cycle and other long-term periods of three years or more. Three-year results were fine on an absolute and relative
Our expectation is for a less extreme, more historically normal phase, without so many of the stomach-churning drops followed by equally steep upticks that we saw last summer and fall and have seen so far in 2012. It is worth noting that a more historically normal range is one in which we think our Funds can generate strong absolute and relative performance over the long run.
basis, as were five-year returns on a relative basis. Using the absolute standard that we prefer, however, shows five-year results that were underwhelming at best. With significant investments in all of our Funds, we share our investors’ frustrations with recent results.
     Those areas of the market in which we have seen both high quality and compelling valuations during the last three-to-five years—energy and mining companies, in particular—

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historically low interest rates
and quantitative easing or, more
simply stated, money printing.

Headline inflation numbers have
remained subdued due to the
continuing struggles in the labor
market and stubbornly weak housing
markets, but commodity inflation has
been on the rise. With the recent uptick
in U.S. leading economic indicators
and encouraging signs of stability and
improvement in the housing market,
it would not take much to see a more
broad-based uptick in inflation.

So while U.S. government bonds
are likely to continue to pay
their meager coupons and return
principal on schedule, the value
of what is being returned to
investors will be declining. For the
first time in almost 30 years, we think
that investors risk meaningful losses
in that portion of their investment
portfolio they deem to be the safest.

Commodities offer one possible way to
protect against the loss of purchasing
power caused by currency debasement.
Unsurprisingly, however, we prefer
assets that are inherently productive
and flexible and can adjust quickly
to changing pricing environments. To
us, investments in quality companies
that possess embedded pricing power
and high returns on their invested
capital look to be some of the best
investments to protect, and grow,
purchasing power. We believe they
need much broader representation in
investors’ asset allocation.

Letter to Our Shareholders

were among the worst performers in the first half. Many of these stocks remain in our portfolios, as their attractive valuations and our ongoing high regard have combined to keep turnover low. In many cases, we have been building, or at least maintaining, positions in those businesses in which we have the highest conviction. As has been our practice since the 1970s, we are keeping our focus on company fundamentals. We seek companies that look capable of surviving adversity and flourishing when their fortunes change. Those that generate free cash via high returns on capital can give investors a return in the form of dividends, take advantage of their low valuation by buying back stock, or make acquisitions to grow their business when organic growth is harder to come by. Strong fundamentals mean these companies have the necessary tools to make it through difficult periods and emerge stronger. While many of our recent efforts have not been successful, nothing about the way that we select stocks has changed, including our insistence on rock-solid fundamentals in the companies that we choose. Selectiveness, patience, and discipline remain our watchwords.

2012 YEAR-TO-DATE TOTAL RETURNS FOR THE ROYCE GLOBAL/INTERNATIONAL FUNDS VS. BENCHMARK INDEXES As of 6/30/12

Getting Better
We do not know how much longer markets and economies will remain so uncertain. The fiscal turmoil that continues to haunt Europe has been hampering equity markets across the globe and contributing to the tight range of returns that have nonetheless demonstrated ample levels of volatility. The fragile recovery here in the U.S. has also played a role, as has the recent deceleration of the Chinese economy. These major macro events, which have been the dominant influence on investors’ behavior over the last three years, largely account for why stocks have struggled to create any direction for longer than a few months. Instead, markets have been mired in a pattern of short-term swings in which they have moved straight up or straight down, and for no longer than a few months at a time.
    One consequence of this closely correlated, range-bound cycle is that our Funds have not had the time to create the spread that we would usually seek to build through a full market cycle. However, we think that as Europe meets its challenges and as the U.S.

6 | This page is not part of the 2012 Semiannual Report to Shareholders begins to get its own fiscal house in order, which is not likely to happen until after the election, we will escape this range and move toward a more lasting upswing. Our expectation is for a less extreme, more historically normal phase, without so many of the stomach-churning drops followed by equally steep upticks that we saw last summer and fall and have seen so far in 2012. It is worth noting that a more historically normal range is one in which we think our funds can generate strong absolute and relative performance over the long run. We would like to think that long-term history is on our side in this assessment.
Through all manner of markets—many of which were thought to establish a “New Normal”—we have never wavered in our convictions. We still believe that equities remain the best way—maybe the only way—to beat inflation and build wealth over the long term.

Good Morning, Good Morning
Obviously, we would all like to reach it soon. As always, patience is critical. Indeed, the ability to be patient is probably the single most important quality that an investor who seeks strong long-term returns can possess. It is easy to talk about the importance of patience and discipline when markets are solid and portfolios are doing well. Yet at some point, these things will change, and both will be tested, as they have been in this market. It has been a very difficult time, but we believe it will pass. When it does, our disciplined approach will remain and, we believe, be effective.

     As we approach our 40th anniversary as a firm this coming November, we look back at what we have seen—the “Nifty Fifty” market of the ’70s, Black Friday in the ’80s, the first stirrings of the Internet boom in the ’90s, the horrific events of 9/11, our current era of uncertainty, and much, much more. Through all manner of markets—many of which were thought to establish a “New Normal”—we have never wavered in our convictions. We still believe that equities remain the best way—maybe the only way—to beat inflation and build wealth over the long term. (We also think that equities are capable of beating the fixed income markets over the next five years.) Our guess is that stocks can deliver returns in the mid- to upper-single digits, which we think would be respectable on an absolute basis and, equally important, higher than the rate of inflation. When things are working well, the underlying parts of an equity portfolio, the companies
It is easy to talk about the importance of patience and discipline when markets are solid and portfolios are doing well. Yet at some point, these things will change, and both will be tested, as they have been in this market. It has been a very difficult time, but we believe it will pass. When it does, our disciplined approach will remain and, we believe, be effective.
themselves, can act as compounding machines—compounding book value. We are confident that we have created portfolios that can grow commendably, especially in the more historically typical market climate that we believe we will eventually see.

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

July 31, 2012

This page is not part of the 2012 Semiannual Report to Shareholders | 7

2012: In Quotes

We don’t have to be smarter than the rest. We have to be more disciplined than the rest.
– Warren Buffet, 2012

Points To Ponder
Dividend-payers stand to benefit in coming decades from an event that has only just begun, the retirement of the baby boomers.
– Savita Subramanian, WSJ.com, January 4, 2012

Do not trust financial market risk models. Despite the predilection of some analysts to model the financial markets using sophisticated mathematics, the markets are governed by behavioral science, not physical science.
– Seth Klarman

No matter how diversified you are, you probably aren’t as diversified as you think. As recently as 1997, it took 20 stocks to eliminate most of the likelihood of enduring more risk than the market as a whole; today it takes 40. If you hold the same number of stocks that you used to, you are about half as diversified as you were. You need to spread your bets wider.
– Jason Zweig, The Wall Street Journal,
   February 18, 2012

Leverage reduces the investor’s critical asset: patience.
– Jeremy Grantham, GMO Letter, February 2012

In Absolute Agreement
In the fourth quarter of 1984, there were 32 FDIC-insured banks with assets greater than $10 billion, and they controlled 27.5% of the nation’s banking assets. In the fourth quarter of 2011, there were 107 banks with assets greater than $10 billion, and they controlled 79.6% of the nation’s banking assets.
– Jim Grant, Grant’s Interest Rate Observer,
   May 18, 2012

The disruptive technologies and government policies have created an extremely highly correlated environment with all financial markets and all financial institutions. The risks were manifest in 2008, but rather than defuse them, government policies have since increased the interconnectedness.
– Simon Mikhailovich, Barron’s, June 2, 2012

We don’t try to predict (the stock market)… That’s folly. We are looking at the macro picture, but it is best to focus on forward risk-adjusted returns at individual securities. We have learned that over and over again.
– Don Yacktman, Barron’s, May 8, 2012

The public will only consider equities once they start to lose money in bonds. In an era of financial repression, this might take a long time but this moment will arrive just the same.
– Jason Trennert, Strategas Investment Strategy
   Viewpoint, May 25, 2012

It is important to recognize that results in the short term reflect a lot of randomness. Even skillful managers will slump, and unskillful managers will shine. But over the long haul, good process wins.
– Michael Mauboussin, Daily News & Analysis,
   June 4, 2012

It’s never as good as you think it is when it’s great, and never as bad as you think it is when it’s bad.
– Preston Athey, Barron’s, June 16, 2012

Cocktail Conversation
Stocks were losers to bonds in 2011. But don’t invest with a rear view mirror… Emerging markets offer the best prospects for both equity and bond returns over the next 10 years.
– Burton Malkiel, The Wall Street Journal,
   January 6, 2012

Apple’s iPhone business alone is now bigger than Microsoft. Not Windows. Not Office. Microsoft. Think about that. The iPhone did not exist five years ago. And now it’s bigger than a company that, 15 years ago, was dragged into court and threatened with forcible break-up because it had amassed an unassailable and unthinkably profitable monopoly… In the December quarter, Apple’s iPhone business generated $24.4 billion of revenue. Microsoft’s whole company, meanwhile, from Windows to Office to servers to XBox, generated $20.9 billion.
– Henry Blodget, BusinessInsider, February 7, 2012

Adjusted for inflation, current oil prices are below the levels that existed thirty years ago.
– William Strauss, Economic Outlook, April 26, 2012

Timeless Tidbits
It is amazing what you can accomplish if you do not care who gets the credit.
– Harry S. Truman

In any moment of decision, the best thing you can do is the right thing. The worst thing you can do is nothing.
– Theodore Roosevelt

The thoughts expressed above represent solely the opinions of the persons quoted and, of course, there can be no assurance of future market trends or performance.

8 | This page is not part of the 2012 Semiannual Report to Shareholders

Semiannual Report to Shareholders

Managers’ Discussions of Fund Performance

Royce European Smaller-Companies Fund	10

Royce Global Value Fund	12

Royce International Smaller-Companies Fund	14

Royce Global Dividend Value Fund	16

Royce International Micro-Cap Fund	18

Royce International Premier Fund	20

Schedules of Investments and Financial Statements	22

Notes to Financial Statements	42

Understanding Your Fund’s Expenses	47

Board Approval of Investment Advisory Agreement	48

Trustees and Officers	50

Notes to Performance and Other Important Information	51

The Royce Funds 2012 Semiannual Report to Shareholders | 9

Royce European Smaller-Companies Fund
GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan–June 2012[1]			5.41%

One-Year			-20.71

Three-Year			13.42

Five-Year			-2.46

Since Inception (12/29/06)			-0.48

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.10%

Net Operating Expenses			1.70

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RES	Year	RES

2011	-20.3%	2008	-46.4%

2010	35.2	2007	1.4

2009	57.7

TOP 10 POSITIONS % of Net Assets

Jupiter Fund Management			2.9%

Semperit AG Holding			2.9

Mayr-Melnhof Karton			2.5

Ashmore Group			2.3

Hochschild Mining			2.2

KWS Saat			2.1

Fuchs Petrolub			2.1

Burckhardt Compression Holding			2.0

Parrot			2.0

Takkt			2.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Health Care			16.9%

Industrials			16.4

Information Technology			14.9

Financials			14.3

Consumer Discretionary			12.4

Materials			12.3

Consumer Staples			4.0

Energy			3.2

Cash and Cash Equivalents			5.6

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United Kingdom			17.3%

Germany			15.8

France			15.7

Switzerland			11.9

Italy			5.7

Austria			5.3

South Africa			4.4

Belgium			3.6

Norway			3.2

[1] Represents countries that are 3% or more of net assets. [2] Securities are categorized by the country of their headquarters.

Managers’ Discussion
For the third year in a row, a fragile yet meaningful advance in equity markets early in the year abruptly reversed course as investors once more grew uncomfortable with risk assets. The macroeconomic factors that fueled this change of heart were the same ones that have dominated the landscape for the last three years, with primary attention on the seemingly always worsening condition of the eurozone. Spain was the latest country in the region to seek a bailout for its ailing banking industry, as it became clear that its government could no longer support it internally. Decelerating growth rates in the world’s emerging economies also weighed on investor sentiment, as both China and Brazil experienced notable downticks in economic activity. Royce European Smaller Companies Fund (RES), with its charter to invest in the highest conviction ideas we are finding in our European research efforts, performed solidly in absolute terms in what was a volatile first half for European small-caps. For the year-to-date period ended June 30, 2012, RES gained 5.4%, lagging its benchmark, the Russell Europe Small Cap Index, which advanced 8.3% for the same period.
     During the powerful rally in the year’s first quarter, RES gained 16.0%, trailing the Russell’s European small-cap index, which advanced 19.7%. Investor confidence was shaken late in the quarter when global economic growth once again began to stall, and European efforts to manage the ever-increasing complexity of their prior fiscal mismanagement were deemed inadequate. This made for a mostly difficult three months notwithstanding a dynamic rally on the last day of June that elevated share prices around most of the globe. RES fell 9.1% in 2012’s second quarter, compared to its benchmark’s decline of 9.6%.
     Now past its fifth anniversary, the Fund continued to hold its longer-term relative advantage over its benchmark. For the since inception period (12/31/06) ended June 30, 2012, RES lost a modest 0.5% on an annualized basis versus a loss of 5.4% for the Russell Europe Small Cap Index over the same period. While not achieving our ultimate standard for positive absolute returns—our preferred performance measure—the Fund has had to navigate one of the most challenging macroeconomic environments on record, giving us a small measure of comfort in its slight loss for the since inception period.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 06/30/12[1]

Hochschild Mining	0.71%

Fuchs Petrolub	0.66

Pfeiffer Vacuum Technology	0.56

Parrot	0.49

KWS Saat	0.47

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.69% through April 30, 2013 and at or below 1.99% through April 30, 2022. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

10  |  The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

     Six of the Fund’s eight equity sectors finished the first half with positive performance, led by strong net gains from Materials, Information Technology, and Industrials. The Health Care, Financials, and Consumer Staples sectors also posted respectable contributions, demonstrating solid performance characteristics from both the cyclical and more traditionally defensive segments of the market. The Energy and Consumer Discretionary sectors finished the period in the red, though losses in both sectors were relatively small. At the industry level, results were also broadly positive, with machinery, chemicals and metals & mining companies the top gainers. Not surprisingly given sector results, energy equipment & services stocks were the biggest detractors in the period.
      Our emphasis on seeking a margin of safety and strict attention to quality business metrics, such as ROIC (returns on invested capital), were not enough to spare some of our largest holdings. Lamprell, a leading UAE-based construction and engineering firm that specializes in the repair and refurbishment of oil and gas rigs, had the notable distinction of being the Fund’s top loser in the first half. The company stumbled badly in the second quarter in its efforts to enter the rig construction business, mostly due to problems with suppliers. More troubling was what followed: Its share price fell dramatically in May when the company issued a profit warning on the heels of insider selling that had followed a series of investor meetings which were initially seen as unusually positive and encouraging. We chose to sell out of the position and monitor future progress from the sidelines. SMA Solar Technology, a German manufacturer of photo-voltaic inverters used for solar electricity generation, struggled as record subsidy cuts in the important markets of Germany and Italy hurt margins. Although its shares were somewhat supported by the company’s strong cash position, we became increasingly concerned about eroding barriers to entry and intensifying price competition and ultimately decided to exit the position in RES’s portfolio.
     Hochschild Mining, a standout from the Fund’s overweight position in the metals & mining industry, was the top performer in the first half. After ending 2011 near a low, this U.K.-based gold and silver mining company with operations primarily in South America saw its shares advance early in the year after the company released feasibility studies for two mines that are potentially lucrative enough to replace production at some its older, maturing properties. We took advantage of its share price strength to modestly reduce our position in January and June. Also hailing from the materials sector, Fuchs Petrolub is one of the world’s leading refiners and producers of industrial and automotive lubricants. The company benefited from a solid spike in demand, especially in emerging markets, and a decline in base oil prices, its primary raw material cost input.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 06/30/12[1]

Lamprell	-1.13%

SMA Solar Technology	-0.27

Audika Groupe	-0.26

Ipsen	-0.21

JUMBO	-0.20

[1] Net of dividends

ROYCE EUROPEAN SMALLER-COMPANIES FUND VS. RUSSELL EUROPE SMALL CAP Value of $10,000 Invested on 12/29/06

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets		$15 million

Number of Holdings		70

Turnover Rate		10%

Average Market Capitalization[1]		$1,140 million

Weighted Average P/E Ratio[2,3]		13.0x

Weighted Average P/B Ratio[2]		2.0x

Ticker Symbol Service Class		RISCX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	RES	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.01	-0.14	-0.05

Standard Deviation	26.42	26.63	25.69

[1] Five years ended 6/30/12. Category Median and Best Quartile Breakpoint based on 29 European stock objective funds (oldest class only) with at least five years of history.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages(%)

The Royce Funds 2012 Semiannual Report to Shareholders  |  11

Royce Global Value Fund
GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan–June 2012[1]			-0.42%

One-Year			-22.03

Three-Year			13.13

Five-Year			1.07

Since Inception (12/29/06)			3.70

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.77%

Net Operating Expenses			1.69

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGV	Year	RGV

2011	-18.7%	2008	-39.9%

2010	35.7	2007	14.3

2009	61.9

TOP 10 POSITIONS % of Net Assets

Semperit AG Holding			3.0%

Jupiter Fund Management			2.9

Santen Pharmaceutical			2.8

Mayr-Melnhof Karton			2.8

Value Partners Group			2.8

FamilyMart			2.8

Ashmore Group			2.5

Allied Nevada Gold			2.3

Hochschild Mining			2.2

Trican Well Service			2.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Materials			22.1%

Industrials			14.9

Financials			13.2

Consumer Discretionary			9.8

Information Technology			8.9

Health Care			8.0

Energy			7.4

Consumer Staples			7.3

Cash and Cash Equivalents			8.4

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United States			14.0%

United Kingdom			10.3

Japan			9.7

Canada			9.4

Austria			5.8

Hong Kong			5.8

Germany			5.1

South Africa			3.8

Switzerland			3.4

[1] Represents countries that are 3% or more of net assets. [2] Securities are categorized by their country of headquarters.

Managers’ Discussion
Global markets saw significant volatility in the first half of 2012. Royce Global Value Fund (RGV) finished the year-to-date period ended June 30, 2012 with a loss of 0.4%, trailing its global small-cap benchmark, the Russell Global Small Cap Index, which gained 6.1% for the same period. This was a disappointing outcome on both an absolute and relative basis. Compounding our dissatisfaction was the portfolio’s poor performance in the more tumultuous second quarter, the kind of bear phase in which the Fund has historically held its value a bit more effectively. As was the case in 2011, two areas in the portfolio with some overlap—non-U.S. investments and holdings in the Materials sector—detracted most from results in the first half. The portfolio had a large exposure to metals & mining companies and also remained more heavily invested in non-U.S. stocks versus its benchmark. The Fund’s non-U.S. investments accounted for 77.6% of net assets at the end of June versus 62.5% for the Russell Global Small Cap.
     The year’s first half was wildly eventful, even if the events and pattern of market returns were something of a repeat of what we saw in both 2010 and 2011. Share prices rose through most of the first quarter, extending a bull run that began early in last year’s fourth quarter. Domestic small-caps reached their first-half high on March 26. The dynamic first quarter saw the Fund gain 13.1%, mostly keeping pace with its benchmark, which rose 13.7%. April brought more volatility, though May was the worst month of the year so far. The by-now usual suspects were guilty—European sovereign debt, worries about the fragility of the economic recovery here in the U.S., and concerns over the slowing pace of growth in China. June offered some respite from this, as the final day of the month saw a dynamic rally spurred by word from Europe that more was being done to address the ongoing debt woes of Spain and Italy. The Fund fell 11.9% for the second quarter, while the Russell Global Small Cap lost 6.7%.
     Longer-term results offered a more positive view, helped by a robust performance in the last full-market cycle for domestic small-caps. From the previous domestic small-cap market peak on July 13, 2007 through April 29, 2011, RGV climbed 34.2%, well ahead of its global benchmark, which declined 0.9%. This advantage was critical in the Fund’s

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 06/30/12[1]

Veeco Instruments	0.58%

Hochschild Mining	0.57

TGS-NOPEC Geophysical	0.42

USS	0.39

Pfeiffer Vacuum Technology	0.37

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, at or below 1.69% through April 30, 2013. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

12  |  The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

outperformance of the Russell Global Small Cap for the three-, five-year and since inception (12/29/06) periods ended June 30, 2012.
      Three of the Fund’s most significant detractors came from the Energy sector, which posted the largest net losses at the sector level. Lamprell repairs and refurbishes drilling rigs, but endured issues with suppliers in its recent efforts to enter the rig construction business. More seriously, its share price fell dramatically in May when the company issued a profit warning on the heels of insider selling that had followed a series of investor meetings which were initially seen as unusually positive and encouraging. These were more than enough mixed messages for us, and we sold our position in the portfolio in June. A slumping stock price led us to add to our stake in Trican Well Service in March. A long-time Royce favorite, we were initially attracted to its well-run business and low-debt balance sheet and continue to hold a high opinion of this specialized equipment and service provider for drilling, completion, and reworking oil and gas wells. It was RGV’s tenth-largest holding at the end of June. Helmerich & Payne was another large position that endured tougher times for its share price than it did in its business operations. The company is one of the largest land drillers in the U.S. and provides contract drilling for oil and gas wells in the Gulf of Mexico and South America. While its business has slowed, our long-term outlook is positive, but other investors were not so patient.
     Luk Fook Holdings (International) found itself caught between sluggish gold prices and the increasingly negative sentiment towards smaller Chinese consumer stocks. Results announced in June for the company’s fiscal 2012 showed some margin pressure, which we view as temporary. The valuation for this designer, wholesaler, and retailer of gold and gem-set jewelry became attractive enough for us to begin building our position in March. The stock price of LED (light-emitting diode) equipment maker Veeco Instruments rallied on signs that MOCVD—a key piece of equipment used to make LEDs—had bottomed. The company has been gaining market share, LED manufacturer utilization rates have been improving, and there is a growing tailwind for the early adoption phase of LEDs into the $100 billion general lighting market. We think these events have all set the stage for second-half momentum and renewed sales and profit growth in 2013. Top-10 position Hochschild Mining was a happy exception to the performance of the Fund’s mining & metals holdings. After ending 2011 near a low, its shares advanced in January after the company released feasibility studies for two mines that are potentially lucrative enough to replace production at some its older, maturing properties.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 06/30/12[1]

Lamprell	-1.43%

Trican Well Service	-0.91

Luk Fook Holdings (International)	-0.57

MegaStudy	-0.52

Helmerich & Payne	-0.38

[1] Net of dividends

ROYCE GLOBAL VALUE FUND VS. RUSSELL GLOBAL SMALL CAP Value of $10,000 Invested on 12/29/06

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets		$298 million

Number of Holdings		64

Turnover Rate		17%

Average Market Capitalization[1]		$1,498 million

Weighted Average P/E Ratio[2,3]		11.2x

Weighted Average P/B Ratio[2]		1.8x

Ticker Symbol
Investment Class		RGVIX
Service Class		RIVFX
Consultant Class		RGVHX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	RGV	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.15	0.02	0.14

Standard Deviation	27.17	24.72	23.33

[1] Five years ended 6/30/12. Category Median and Best Quartile Breakpoint based on 21 world stock small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RGV	1.07%	27.17	0.04

Russell Global Small Cap	-2.55	24.87	-0.10

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages(%)

The Royce Funds 2012 Semiannual Report to Shareholders  |  13

Royce International Smaller-Companies Fund
GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan–June 2012[1]			4.49%

One-Year			-17.97

Three-Year			10.54

Since Inception (6/30/08)			3.06

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.15%

Net Operating Expenses			1.69

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RIS	Year	RIS

2011	-18.7%	2009	50.3%

2010	26.5

TOP 10 POSITIONS % of Net Assets

Santen Pharmaceutical			1.5%

SimCorp			1.5

FamilyMart			1.5

Recordati			1.5

Jupiter Fund Management			1.5

Pfeiffer Vacuum Technology			1.5

Semperit AG Holding			1.3

Ashmore Group			1.3

Carl Zeiss Meditec			1.3

Mayr-Melnhof Karton			1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			19.0%

Health Care			15.8

Financials			14.9

Materials			14.2

Industrials			13.2

Consumer Staples			7.2

Information Technology			5.1

Energy			4.0

Diversified Investment Companies			1.3

Cash and Cash Equivalents			5.3

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

Japan			9.4%

France			8.5

United Kingdom			8.5

Hong Kong			7.7

Germany			7.5

Switzerland			7.5

Canada			5.5

South Africa			4.5

South Korea			3.8

Italy			3.2

India			3.2

China			3.0

[1] Represents countries that are 3% or more of net assets. [2] Securities are categorized by the country of their headquarters.

Managers’ Discussion
International markets became increasingly volatile throughout 2012’s first half. Lingering growth fears in the world’s emerging economies became a stark reality as both China and Brazil exhibited notable decelerations in GDP. When combined with increasing investor skepticism about the ability of European authorities to adequately address the region’s fiscal and economic woes and yet another spring-time lull in U.S. business activity, financial markets quickly unwound much of their earlier gains. Royce International Smaller-Companies Fund (RIS), with its mandate to invest in smaller companies primarily outside the U.S., managed to generate a modest absolute return for the first six months of 2012, largely in line with its benchmark index on a relative basis. For the year-to-date period ended June 30, 2012, RIS gained 4.5% versus an advance of 4.8% for the Russell Global ex-U.S. Small Cap Index, over the same period.
     Similar to the early months of both 2010 and 2011, the first half of 2012 was marked by two distinct periods—one of relative optimism and the other of renewed investor concern and risk aversion. Positive business momentum early in the year extended the rally from 2011’s October lows only to be disrupted by an escalation in the Spanish banking crisis and ultimately a request from that nation’s authorities for a full-blown bank bailout by the ECB (European Central Bank). In the bullish first quarter, RIS gained 13.8%, just behind the non-U.S. small-cap index, which advanced 14.4%. As global markets moved lower in the second quarter, RIS lost 8.2%, slightly better than its benchmark’s decline of 8.5%.
     RIS was launched mid-year in 2008, in the midst of the gathering storm that would greatly intensify a global recession and vicious bear market. Needless to say, beginning with the U.S. housing crash and followed by the sovereign debt crisis in Europe, the Fund has seen its share of volatility and market stress. Navigating treacherous waters, RIS managed to generate a positive absolute return since inception (6/30/08). The Fund also outperformed its benchmark for the since inception period, with an average annual total return of 3.1% for the period ended June 30, 2012 versus a loss of 1.1% for the Russell Global ex-U.S. Small Cap.
     Seven of the Fund’s 10 equity sectors generated positive performance in the first half, led by broad gains in Materials, Industrials, Consumer Staples, and Health Care. We were pleased to see the portfolio demonstrating solid performance within both cyclical and more

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 06/30/12[1]

Padini Holdings	0.38%

Gildan Activewear	0.32

Grendene	0.30

Hochschild Mining	0.30

Fuchs Petrolub	0.29

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses, at or below 1.69% through April 30, 2013 and at or below 1.99% through April 30, 2022. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

14  |  The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

traditionally defensive areas of the market. Energy and, to a much lesser extent, Consumer Discretionary and Diversified Investment Companies, detracted for the period. Falling natural gas prices combined with a sharp second-quarter drop in oil prices hurt the Fund’s investments in the energy equipment & services industry, as investors grew increasingly concerned about the declining pace of global economic activity as the year progressed. Other detractors at the industry level included diversified consumer services and, far more modestly, specialty retail. Each struggled in reaction to growing austerity measures around the world and the persistent headwind of a de-leveraging consumer. On the positive side, the more stable characteristics of investments in the food products industry allowed it to lead performance from an industry standpoint. Machinery and chemicals also made strong contributions in the first half.
     Our emphasis on seeking a margin of safety and quality business metrics such as ROIC (returns on invested capital) were not enough to spare some of our largest holdings. Lamprell, a leading UAE-based construction and engineering firm that specializes in the repair and refurbishment of oil and gas rigs, had the notable distinction of being the Fund’s top loser in the first half. The company stumbled badly in the second quarter in its efforts to enter the rig construction business, mostly due to problems with suppliers. More seriously, its share price fell dramatically in May when the company issued a profit warning on the heels of insider selling that had followed a series of investor meetings which were initially seen as unusually positive. These were more than enough mixed messages for us, and we sold our position in the portfolio in June. MegaStudy, a South Korean educational firm that specializes in online tutoring and test preparation, was another challenging position in the first half. We added to our position as its stock price fell on disappointing quarterly results for its business given our confidence in the company’s long-term prospects in this rapidly growing field.
     Padini Holdings was the top performer in the first half. Based in Kuala Lumpur, Malaysia, Padini is an investment holding with subsidiaries that distribute apparel, footwear, and accessories under seven different brands. Founded in 1971 as a manufacturer and wholesaler of women’s clothing, the group operates a network of 80 stores in Malaysia and an additional 83 abroad. Its steadily growing business helped its share price to do the same in the first half. Hailing from the Materials sector, Fuchs Petrolub was another notable winner. One of the world’s leading refiners and producers of industrial and automotive lubricants, the company benefited from solid demand growth, particularly in emerging markets, and from a decline in base oil prices, its primary raw material cost input.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 06/30/12[1]

Lamprell	-0.68%

Anta Sports Products	-0.35

MegaStudy	-0.30

Trican Well Service	-0.30

Esprit Holdings	-0.27

[1] Net of dividends

ROYCE INTERNATIONAL SMALLER-COMPANIES FUND VS. RUSSELL GLOBAL EX-U.S. SMALL CAP Value of $10,000 Invested on 6/30/08

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets		$23 million

Number of Holdings		135

Turnover Rate		20%

Average Market Capitalization[1]		$1,100 million

Weighted Average P/E Ratio[2,3]		12.2x

Weighted Average P/B Ratio[2]		1.8x

Ticker Symbol
Service Class		RYGSX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	RIS	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.60	0.63	0.74

Standard Deviation	20.15	20.53	19.08

[1] Three years ended 6/30/12. Category Median and Best Quartile Breakpoint based on 62 foreign small/mid objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 6/30/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RIS	10.54%	20.15	0.52

Russell Global ex-U.S. Small Cap	10.23	20.09	0.51

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2012 Semiannual Report to Shareholders  |  15

Royce Global Dividend Value Fund
GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan–June 2012[1]	5.77%

One-Year	-12.50

Since Inception (12/31/10)	-7.14

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	3.48%

Net Operating Expenses	1.70

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGD

2011	-15.4%

TOP 10 POSITIONS % of Net Assets

SimCorp	2.5%

Pfeiffer Vacuum Technology	1.8

Jupiter Fund Management	1.7

Ashmore Group	1.7

Semperit AG Holding	1.7

FamilyMart	1.6

Burckhardt Compression Holding	1.5

Fuchs Petrolub	1.5

USS	1.5

Hecla Mining	1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary	18.5%

Industrials	18.4

Financials	18.2

Health Care	12.7

Materials	12.7

Information Technology	9.7

Consumer Staples	5.6

Energy	2.3

Diversified Investment Companies	0.6

Cash and Cash Equivalents	1.3

Manager’s Discussion
We are pleased to provide the second semiannual discussion for Royce Global Dividend Value Fund (RGD). The Fund, launched on December 31, 2010, seeks long-term growth of capital and current income by investing primarily in both U.S. and non-U.S. dividend-paying micro-cap, small-cap and/or mid-cap companies with market capitalizations up to $5 billion. The Fund gained 5.8% for the year-to-date period ended June 30, 2012 versus a 6.1% increase for its benchmark, the Russell Global Small Cap Index, for the same period.
     The bull market that kicked off following the small-cap low on October 3, 2011 lasted through most of 2012’s first quarter, with small-cap reaching its first-half high on March 26. In the year’s opening quarter, RGD rose 15.3%, ahead of its global small-cap benchmark, which climbed 13.7%. Our initial take was that the combination of improving economic data and the resurgence for equities were dual signs that the market was at last establishing sufficient momentum to keep moving upward for more than two quarters at a time. Unfortunately, our optimism was checked once another wave of worries about European sovereign debt, the state of the U.S. economy, and decelerating growth in China washed over the market. As they did in 2011 (and 2010), these concerns made for a volatile, mostly dismal second quarter for equities. Prior to the furious rally on the final day of June, which helped to give that month a decidedly positive result, share prices fell through much of the second quarter, with May being especially negative. RGD could not hold its value through this challenging period, with the result that the Fund fell behind its benchmark in the second quarter, losing 8.3% compared to a 6.7% decline for the global small-cap index. We have always regarded dividends as a marker of quality in the smaller capitalization space that can also potentially provide a cushion against high volatility. However, this has not been as evident as we would like for RGD in its so-far short-term tenure.
     At the end of the semiannual period, the largest country weightings in the Fund were Japan at 10.6%, Switzerland at 9.8%, Germany at 8.5%, and the United Kingdom at 8.2%. Compared to its benchmark, the Fund had far less exposure to U.S. companies at the end of June, 6.6% versus 37.5% for the Russell Global Small Cap. During the first half, all but one of the Fund’s eight equity sectors were in positive territory, with six sectors posting net gains that ranged from strong to solid—Industrials, Financials, Consumer Discretionary,

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 06/30/12[1]

Padini Holdings	0.37%

Fuchs Petrolub	0.33

Harman International Industries	0.33

Valmont Industries	0.30

Pfeiffer Vacuum Technology	0.26

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses other than acquired fund fees and expenses, at or below 1.69% through April 30, 2014 and at or below 1.99% through April 30, 2022. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

16  |  The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

Consumer Staples, Information Technology, and Materials. (The contribution of the Health Care sector was more modest.) At the industry level, machinery led the advance, followed by food products stocks and capital markets companies. Energy was the only sector that detracted from performance due to net losses from both the energy equipment & services industry and the oil, gas & consumables group.
     Denmark-based SimCorp was the Fund’s largest holding at the end of June 2012. SimCorp runs a global business providing specialized software for the investment management industry. Padini Holdings was the top performer in the first half. Based in Kuala Lumpur, Malaysia, Padini is an investment holding with subsidiaries that distribute apparel, footwear and accessories under seven different brands. Founded in 1971 as a manufacturer and wholesaler of women’s clothing, the group operates a network of 80 stores in Malaysia and an additional 83 abroad. Its steadily growing business helped its share price to do the same in the first half. Top-ten position Fuchs Petrolub, a German lubricant and grease maker, is the world’s largest independent lubricant manufacturer. Through much of the first half, the company benefited from lower raw-materials costs as well as results released in February that were both quite strong and ahead of expectations. Early March saw us selling our position in Harman International Industries at a respectable net gain. The company manufactures audio equipment and electronic systems under a variety of brand names, including JBL, Mark Levinson, and Infinity. Strong fiscal second-quarter results turned up the volume on its stock price in February.
     Lamprell repairs and refurbishes drilling rigs, but endured issues with suppliers in its recent efforts to enter the rig construction business. More ominously, its share price fell dramatically in May when the company issued a profit warning on the heels of insider selling that had followed a series of investor meetings which were initially seen as unusually positive and encouraging. These were more than enough mixed messages for us, and we sold our position in the portfolio in June. The primary customers for MegaStudy, the leading online-education services provider in South Korea, are high-school students preparing for university entrance exams. Its stock price fell on disappointing quarterly results for its business, in part the result of unwanted government intrusion into online education. In March, we initiated a position in Hong King-based Esprit Holdings, a leading retailer of fashion apparel in Europe and Asia. Management had embarked on a plan to turn the business around two years ago, but the lack of progress led to the departure of both the CEO and COO in June. The company also faces intensive pricing pressure from competitors that are fighting for shares of a shrinking consumer spending pie in Europe.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 06/30/12[1]

Lamprell	-0.48%

MegaStudy	-0.22

Esprit Holdings	-0.18

Trican Well Service	-0.16

Major Drilling Group International	-0.14

[1] Net of dividends

ROYCE GLOBAL DIVIDEND VALUE FUND VS. RUSSELL GLOBAL SMALL CAP Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$6 million

Number of Holdings	160

Turnover Rate	8%

Average Market Capitalization[1]	$1,157 million

Weighted Average P/E Ratio[2,3]	13.1x

Weighted Average P/B Ratio[2]	2.0x

Ticker Symbol
Service Class	RGVDX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/12).

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

Japan	10.6%

Switzerland	9.8

Germany	8.5

United Kingdom	8.2

Hong Kong	7.1

United States	6.6

France	4.8

South Africa	4.6

South Korea	4.3

Canada	4.0

Austria	3.0

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

The Royce Funds 2012 Semiannual Report to Shareholders  |  17

Royce International Micro-Cap Fund
GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan–June 2012[1]	4.15%

One-Year	-19.62

Since Inception (12/31/10)	-12.61

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	4.01%

Net Operating Expenses	1.78

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RMI

2011	-21.5%

TOP 10 POSITIONS % of Net Assets

Eternit	1.6%

Raubex Group	1.6

Parrot	1.5

Midland Holdings	1.5

Daewoong Pharmaceutical	1.5

Vetoquinol	1.5

Semperit AG Holding	1.4

EPS	1.4

Selamat Sempurna	1.4

Manutan International	1.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary	23.4%

Industrials	19.0

Materials	16.1

Information Technology	12.1

Health Care	11.0

Financials	7.9

Energy	4.2

Consumer Staples	1.9

Cash and Cash Equivalents	4.4

Manager’s Discussion
The first half of 2012 saw ample volatility for markets outside the U.S., as once again many stocks struggled in the face of potential European sovereign defaults, concerns about the fragile, slow-paced economic recovery here in the U.S., and the deceleration of the Chinese economy. While correlation was not quite as close as it was in the past two years, returns remained within a fairly narrow range, which was reflected in the first-half results for Royce International Micro-Cap Fund (RMI). The Fund gained 4.1% for the year-to-date period ended June 30, 2012, slightly trailing its international small-cap benchmark, the Russell Global ex-U.S. Small Cap Index, which was up 4.8% for the same period. While not as strong a performance as we might ideally prefer, we were pleased to see RMI take steps toward narrowing the performance gap versus its benchmark during the year’s first six months.
     As was the case in 2011, the first quarter was a generally bullish period. What made 2012 different was both the greater strength of the rally and how that strength extended more evenly throughout the globe. The Fund gained 15.7% for the first quarter, outpacing its international small-cap benchmark’s rise of 14.4%. (For the comparable period, the domestic small-cap Russell 2000 Index was up 12.4%, while the Russell Microcap Index gained 15.3%.) The rally, of course, proved to be short lived, as the aforementioned concerns about Europe, China, and the U.S. once again led to an exodus from stocks and thus extended the range-bound, risk-on/risk-off return pattern that has characterized the market for much of the past 30 months.
     The result was a generally disappointing second quarter for nearly all equity investors. April witnessed modest losses, while May took a turn as the cruelest month, with several non-U.S. indexes showing double-digit losses, before markets began to stabilize in June, helped by a furious rally on the last trading day of the month. Given our disciplined and risk-averse approach, we were a bit chagrined that the Fund did not hold up better during this volatile period. RMI fell 10.0% in the second quarter (losing 10.1% in May alone), while its benchmark declined 8.5%. The Fund emphasizes the selection of what we think are quality micro-cap businesses trading at compelling valuations. In spite of a difficult year

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 06/30/12[1]

Padini Holdings	0.83%

GlobeOp Financial Services	0.60

Industrea	0.54

DBA Telecommunication (Asia) Holdings	0.52

Parrot	0.50

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses other than acquired fund fees and expenses, at or below 1.69% through April 30, 2014 and at or below 1.99% though April 30, 2022. Expenses are estimated for the current fiscal year. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

18  |  The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

in 2011 and a volatile start to 2012, we are confident that our disciplined approach can achieve strong absolute returns over the long term.
      Three of the Fund’s eight equity sectors finished the first half in the red, though only the Materials sector posted substantial net losses. This was primarily due to poor results from holdings in the metals & mining group, where several companies suffered in part because of the combination of weaker precious metals prices and increased operating costs. We nearly doubled our stake in Canadian gold miner Richmont Mines as its price slid. Its near-term prospects were also hurt by a dramatic reduction in reserve estimates at one of its properties. Its status as an often-vulnerable micro-cap mining business probably didn’t help. However, the company has two mines in production—always a significant advantage for mining firms—located in Canada. We think very highly of its potential to rebound in a more robust market for gold prices. We more than doubled our position in Vancouver, British Columbia-based Goldgroup Mining, signaling our confidence in the ability of its shares to recover. We like its pristine balance sheet, its management, and the fact that it too is a smaller miner with proven gold-producing properties.
     Two consumer businesses also struggled in the first half. Based in Lancashire, England, Promethean World develops interactive learning software and other technologies. Recent substantial sales declines in North America were not offset by the company’s net gains from the rest of the world, which led to revised earnings guidance for fiscal 2012 in April. Seeing better potential values elsewhere, we sold our shares early in July. We re-initiated a position in Hong Kong-based Oriental Watch Holdings in February before adding to it in March and May. Softening demand for luxury watches in both Hong Kong and mainland China led to slower sales and declining profits. We like its core business and conservative balance sheet; we also remain bullish on growth in China.
     Based in Kuala Lumpur, Malaysia, Padini Holdings is an investment holding company with subsidiaries that distribute apparel, footwear, and accessories under seven different brands. Its steadily growing business helped its share price to do the same in the first half. Although we reduced our position in May and June, it was the Fund’s twelfth-largest holding at the end of June. In May, we also completed selling our shares of GlobeOp Financial Services, which provides fund administration, operational, and other support services for hedge funds and private wealth managers. Its steadily growing business attracted interest from two potential acquirers, with its shares benefiting from the bidding war between private equity firm TPG Capital and SS&C Technologies, in which the latter ultimately prevailed.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 06/30/12[1]

Richmont Mines	-0.80%

Promethean World	-0.62

Goldgroup Mining	-0.55

Oriental Watch Holdings	-0.42

Audika Groupe	-0.29

[1] Net of dividends

ROYCE INTERNATIONAL MICRO-CAP FUND VS. RUSSELL GLOBAL EX-U.S. SMALL CAP Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$4 million

Number of Holdings	116

Turnover Rate	34%

Average Market Capitalization[1]	$288 million

Weighted Average P/E Ratio[2,3]	9.8x

Weighted Average P/B Ratio[2]	1.2x

Ticker Symbol
Service Class	ROIMX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/12).

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

Hong Kong	13.5%

France	9.9

Australia	6.5

Canada	5.9

Germany	5.5

Japan	5.4

India	4.7

South Africa	4.4

Malaysia	4.1

United Kingdom	4.0

South Korea	3.8

Switzerland	3.4

Italy	3.0

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

The Royce Funds 2012 Semiannual Report to Shareholders  |  19

Royce International Premier Fund
GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan–June 2012[1]	8.60%

One-Year	-13.16

Since Inception (12/31/10)	-6.52

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	3.77%

Net Operating Expenses	1.69

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RIP

2011	-16.8%

TOP 10 POSITIONS % of Net Assets

MegaStudy	2.6%

Semperit AG Holding	2.6

Ashmore Group	2.5

FamilyMart	2.3

Santen Pharmaceutical	2.3

Jupiter Fund Management	2.3

Value Partners Group	2.3

Takkt	2.2

SimCorp	2.2

Domino Printing Sciences	2.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Health Care	20.7%

Consumer Discretionary	18.1

Industrials	13.7

Financials	12.5

Information Technology	8.2

Materials	7.5

Consumer Staples	6.7

Cash and Cash Equivalents	12.6

Manager’s Discussion
Launched at the end of 2010, Royce International Premier Fund (RIP) is tasked with uncovering and investing in the highest-quality and most durable small-cap businesses we can find outside the U.S. Modeled after Royce Premier Fund, whose primary selection universe is small-cap companies domiciled in the U.S., RIP invests in a limited portfolio of our highest conviction ideas sourced from our global research efforts. Having invested actively in international smaller companies for more than a decade, the Royce investment team has ample experience in this large and labor-intensive asset class.
     The first half of 2012 closely resembled the comparable periods in each of the preceding two years in that early market gains abruptly gave way to a market correction driven by macro events that heightened investor risk aversion. The same list of concerns once again radically shifted investor sentiment. New fronts opened up in the European sovereign debt crisis, as both Italy and Spain saw funding costs escalate, and officials from the latter country formally requested aid for their ailing banking industry. Deceleration in the important emerging economies of China and Brazil, combined with questions about the sustainability of the fragile U.S. recovery, led to speculation later in the period that perhaps the already tenuous global economic recovery was unsustainable. Over these volatile first six months of 2012, RIP performed admirably on both an absolute and relative basis. Advancing 8.6% for the year-to-date period ended June 30, 2012, the Fund surpassed its benchmark, the Russell Global ex-U.S. Small Cap Index, which gained 4.8% for the same period.
     During the robustly bullish first quarter, RIP’s portfolio delivered a compelling absolute return (our favored standard) while keeping pace on a relative basis with the strong advances experienced by many global equity markets. The Fund gained 14.8% in the first quarter, narrowly beating the Russell international small-cap index, which rose 14.4%. As the global investment landscape grew more treacherous in the second quarter, RIP retreated 5.4%, again outpacing its benchmark, which fell more sharply, losing 8.5%. Annualized returns for the Fund over its short operating history remain in negative territory, mostly due to the dramatic downdraft in 2011’s third quarter. Compared to the benchmark, however, the Fund’s preservation of capital discipline and quality orientation provided a measure of safety and relative outperformance. For the periods ended June 30, 2012, RIP outperformed the Russell Global ex-U.S. Small Cap Index for the one-year and since inception (12/31/10) periods.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 06/30/12[1]

E-House China Holdings ADR	0.74%

Hochschild Mining	0.66

EPS	0.57

Pfeiffer Vacuum Technology	0.56

Duratex	0.51

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses, at or below 1.69% through April 30, 2014 and at or below 1.99% through April 30, 2022. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

20  |  The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

We were quite pleased that all eight of the Fund’s equity sectors generated positive performance in the first half of 2012. Materials and Health Care led by wide margins, though solid net gains also came from Consumer Discretionary, Industrials, Consumer Staples, and Financials. We were pleased that the portfolio was able to demonstrate solid performance from both cyclical and more traditionally defensive areas of the market. Not surprisingly, Telecommunication Services made the most modest contribution, as this sector had very little representation in the Fund. At the industry level, results were broadly positive as well, with the metals & mining group, textiles apparel & luxury goods companies and machinery stocks the top net gainers. Diversified consumer services, electrical equipment, and electronic equipment instruments & components were the biggest detractors among a relatively short list of industries that posted net losses.
     E-House China Holdings was the largest contributor to performance during the first half of 2012. The Shanghai-based firm is a leading real estate services business in China. The company benefited from a healthy real estate market early in the year. We chose to sell our position in April as it became clear that the pace of economic activity in China was slowing faster than expectations and that additional easing measures would be required to support a market segment that is highly dependent on government intervention. Hochschild Mining was a strong performer from the Fund’s metals & mining industry. After ending 2011 near a low, its shares advanced in January after the company released feasibility studies for two mines that are potentially lucrative enough to replace production at some of its older, maturing properties. We took advantage of its rising share price to sell our position in April. MegaStudy, a South Korean educational firm that specializes in online tutoring and test preparation, was the most challenging position in the first half. The Fund’s top holding at the end of June, we added to our position as its stock price fell on disappointing quarterly results. We were confident in the company’s long-term prospects in a rapidly growing field. Lung Kee, a Hong Kong-based manufacturer of precision machining and mold-base components, saw pressure on its share price fueled by a decline in demand for its products. A newer position—we first bought shares in the portfolio in April—concerns over the credit crisis in Europe as well as the slowdown in domestic consumption in China led to a reduction in orders from its customers. Inflation on the ground in China also created a double-whammy for the company, as it saw its costs increase.

GOOD IDEAS AT THE TIME
Top Detractors from Performance
Year-to-Date through 06/30/12[1]

MegaStudy	-0.73%

Lung Kee (Bermuda) Holdings	-0.29

Manutan International	-0.22

Mobotix	-0.20

VZ Holding	-0.18

[1]	Net of dividends

ROYCE INTERNATIONAL PREMIER FUND VS. RUSSELL GLOBAL EX-U.S. SMALL CAP Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$4 million

Number of Holdings	59

Turnover Rate	38%

Average Market Capitalization[1]	$1,520 million

Weighted Average P/E Ratio[2,3]	15.1x

Weighted Average P/B Ratio[2]	2.5x

Ticker Symbol Service Class	RYIPX

[1]	Geometric average
[2]	Harmonic average
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/12).

PORTFOLIO COUNTRY BREAKDOWN[1,2]
% of Net Assets

United Kingdom	13.9%

Germany	10.6

Japan	9.2

Switzerland	9.1

France	7.1

South Korea	5.6

Hong Kong	5.2

Italy	4.9

Austria	4.7

South Africa	3.5

Singapore	3.1

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

The Royce Funds 2012 Semiannual Report to Shareholders | 21

Schedules of Investments

Royce European Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 94.4%

Australia – 0.5%
Allied Gold Mining [1]	35,000	$76,866

Total (Cost $113,975)		76,866

Austria – 5.3%
Mayr-Melnhof Karton	4,000	366,744
Semperit AG Holding	11,500	420,263

Total (Cost $941,578)		787,007

Belgium – 3.6%
EVS Broadcast Equipment	1,500	70,634
GIMV	3,900	177,385
Sipef	3,900	280,890

Total (Cost $646,591)		528,909

Denmark – 2.4%
H. Lundbeck	3,700	76,225
SimCorp	1,600	275,149

Total (Cost $312,440)		351,374

Finland – 1.6%
Nokian Renkaat	3,500	133,399
Vaisala Cl. A	5,700	108,190

Total (Cost $345,374)		241,589

France – 15.7%
Altamir Amboise	17,500	132,517
Alten	4,000	110,965
Audika Groupe	12,000	130,402
Beneteau	20,000	192,631
bioMerieux	2,500	205,579
Boiron	8,000	207,757
Ipsen	6,000	148,868
Manutan International	4,000	151,912
Parrot [1]	10,000	294,843
Piscines Desjoyaux	10,000	61,481
Societe Internationale de Plantations d’Heveas	2,000	170,045
† Stallergenes	1,200	67,238
Vetoquinol	9,000	233,905
Virbac	1,200	198,280

Total (Cost $2,993,315)		2,306,423

Germany – 15.8%
Aixtron	9,000	128,816
Carl Zeiss Meditec	12,000	289,227
Fuchs Petrolub	5,900	302,002
KWS Saat	1,200	312,253
Nemetschek	6,000	222,642
Pfeiffer Vacuum Technology	2,700	274,831
PUMA	900	259,447
Rational	1,000	238,380
Takkt	23,500	292,449

Total (Cost $2,267,344)		2,320,047

Greece – 1.4%
Hellenic Exchanges	25,000	85,662
JUMBO	30,000	116,793

Total (Cost $286,134)		202,455

Italy – 5.7%
Azimut Holding	18,200	187,472
† DiaSorin	8,000	233,320
Geox	60,000	132,783
Recordati	40,000	284,611

Total (Cost $920,827)		838,186

Jersey – 1.2%
Centamin [1]	165,000	179,534

Total (Cost $324,104)		179,534

Netherlands – 1.3%
ASM International	5,000	189,995

Total (Cost $167,580)		189,995

Norway – 3.2%
Ekornes	18,700	268,189
TGS-NOPEC Geophysical	7,400	199,454

Total (Cost $553,379)		467,643

South Africa – 4.4%
Adcock Ingram Holdings	27,500	202,519
Lewis Group	26,000	224,076
Raubex Group	137,664	225,403

Total (Cost $865,843)		651,998

Spain – 1.4%
Almirall	27,900	200,647

Total (Cost $262,136)		200,647

Sweden – 0.5%
Lundin Petroleum [1]	4,100	76,916

Total (Cost $81,941)		76,916

Switzerland – 11.9%
Bank Sarasin & Co. Cl. B [1]	5,500	154,819
Banque Privee Edmond de Rothschild	5	100,040
Burckhardt Compression Holding	1,150	295,186
Inficon Holding	800	163,251
Logitech International [1]	22,500	242,792
Partners Group Holding	1,600	284,451
Sika	55	105,927
Sulzer	1,600	189,683

22 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE
Switzerland (continued)
VZ Holding	2,300	$217,906

Total (Cost $1,706,940)		1,754,055

Turkey – 1.2%
Mardin Cimento Sanayii	56,000	172,950

Total (Cost $282,079)		172,950

United Kingdom – 17.3%
Ashmore Group	62,500	342,986
Diploma	35,000	244,507
Domino Printing Sciences	15,000	126,964
EnQuest [1]	115,000	194,967
Hochschild Mining	44,500	328,328
Jupiter Fund Management	125,000	422,109
Keller Group	20,000	113,409
Michael Page International	10,000	58,934
Rotork	6,000	185,348
Severfield-Rowen	67,500	163,197
Spirax-Sarco Engineering	8,000	249,279
Victrex	5,500	109,693

Total (Cost $2,407,200)		2,539,721

TOTAL COMMON STOCKS
(Cost $15,478,780)		13,886,315

REPURCHASE AGREEMENT – 7.4%

Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $1,090,010 (collateralized
by obligations of various U.S. Government
Agencies, 3.25% due 6/30/16, valued at $1,114,400)

(Cost $1,090,000)		1,090,000

TOTAL INVESTMENTS – 101.8%
(Cost $16,568,780)		14,976,315

LIABILITIES LESS CASH AND OTHER ASSETS – (1.8)%		(269,220)

NET ASSETS – 100.0%		$14,707,095

Royce Global Value Fund

	SHARES	VALUE
COMMON STOCKS – 91.6%

Australia – 2.5%
CGA Mining [1]	1,550,000	$2,816,521
Medusa Mining	950,000	4,712,211

Total (Cost $10,988,899)		7,528,732

Austria – 5.8%
Mayr-Melnhof Karton	90,000	8,251,751
Semperit AG Holding	247,410	9,041,490

Total (Cost $23,950,597)		17,293,241

Belgium – 2.1%
GIMV	45,000	2,046,753
Sipef	57,300	4,126,916

Total (Cost $8,040,029)		6,173,669

Canada – 9.4%
Aurizon Mines [1]	440,000	1,984,400
† Kirkland Lake Gold [1]	160,000	1,722,424
Major Drilling Group International	350,000	4,046,263
Pan American Silver	260,000	4,391,400
Pason Systems	325,000	4,750,025
Sprott	960,000	4,667,518
Trican Well Service	569,000	6,566,889

Total (Cost $41,113,620)		28,128,919

China – 2.1%
China Forestry Holdings [2]	3,300,000	248,842
E-House China Holdings ADR	750,000	4,125,000
Li Ning [1]	3,500,000	1,971,417

Total (Cost $14,663,051)		6,345,259

Denmark – 1.3%
† SimCorp	22,249	3,826,127

Total (Cost $4,029,556)		3,826,127

France – 2.0%
Boiron	85,000	2,207,419
Societe Internationale de Plantations d’Heveas	45,000	3,826,006

Total (Cost $8,145,502)		6,033,425

Germany – 5.1%
Aixtron [3]	175,000	2,504,753
Carl Zeiss Meditec	190,000	4,579,435
Fuchs Petrolub	70,000	3,583,077
Pfeiffer Vacuum Technology	45,000	4,580,513

Total (Cost $19,534,435)		15,247,778

Hong Kong – 5.8%
Asian Citrus Holdings	8,000,000	4,504,687
Luk Fook Holdings (International) [3]	2,150,000	4,510,777
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 23

Schedules of Investments

Royce Global Value Fund (continued)

	SHARES	VALUE
Hong Kong (continued)
Value Partners Group	16,834,000	$8,247,736

Total (Cost $25,907,798)		17,263,200

India – 2.7%
Graphite India	2,500,000	4,034,534
Maharashtra Seamless	675,000	4,113,977

Total (Cost $10,394,298)		8,148,511

Italy – 1.8%
Recordati	735,000	5,229,729

Total (Cost $6,400,631)		5,229,729

Japan – 9.7%
FamilyMart	180,000	8,241,699
Moshi Moshi Hotline	550,000	5,661,052
Santen Pharmaceutical	205,000	8,407,528
USS	60,000	6,481,048

Total (Cost $24,134,676)		28,791,327

Jersey – 1.1%
Centamin [1]	2,975,000	3,272,763

Total (Cost $6,901,999)		3,272,763

Mexico – 1.7%
Grupo SIMEC Ser. B [1]	480,000	1,501,923
Industrias Bachoco ADR	158,229	3,473,126

Total (Cost $5,016,748)		4,975,049

Norway – 2.9%
Ekornes	255,000	3,657,118
TGS-NOPEC Geophysical	185,000	4,986,366

Total (Cost $8,356,123)		8,643,484

South Africa – 3.8%
Adcock Ingram Holdings	460,000	3,387,584
Lewis Group	460,000	3,964,430
Raubex Group	2,501,600	4,095,974

Total (Cost $15,609,507)		11,447,988

South Korea – 1.5%
MegaStudy	65,500	4,491,843

Total (Cost $9,068,998)		4,491,843

Sweden – 1.4%
Autoliv	75,000	4,099,500

Total (Cost $5,286,369)		4,099,500

Switzerland – 3.4%
Burckhardt Compression Holding	15,500	3,978,589
Partners Group Holding	24,000	4,266,760
Sika	1,000	1,925,934

Total (Cost $11,195,092)		10,171,283

Turkey – 1.2%
Mardin Cimento Sanayii	1,121,145	3,462,538

Total (Cost $5,052,828)		3,462,538

United Kingdom – 10.3%
Ashmore Group	1,350,000	7,408,498
† Domino Printing Sciences	255,000	2,158,391
Hochschild Mining	900,000	6,640,335
Jupiter Fund Management	2,550,000	8,611,020
Spirax-Sarco Engineering	100,000	3,115,990
Victrex	130,000	2,592,746

Total (Cost $35,749,792)		30,526,980

United States – 14.0%
Allied Nevada Gold [1]	236,500	6,711,870
† Dolby Laboratories Cl. A [1]	50,000	2,065,000
Helmerich & Payne	130,000	5,652,400
Jacobs Engineering Group [1]	75,000	2,839,500
Kennametal	145,000	4,806,750
Lam Research [1,3]	85,000	3,207,900
Lincoln Electric Holdings	55,000	2,408,450
Nu Skin Enterprises Cl. A	30,000	1,407,000
Teradyne [1]	385,000	5,413,100
Veeco Instruments [1,3]	110,000	3,779,600
Western Digital [1]	115,000	3,505,200

Total (Cost $50,005,577)		41,796,770

TOTAL COMMON STOCKS
(Cost $349,546,125)		272,898,115

REPURCHASE AGREEMENT – 8.0%

Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $23,900,219 (collateralized
by obligations of various U.S. Government
Agencies, 3.25% due 6/30/16, valued
at $24,382,400)

(Cost $23,900,000)		23,900,000

24 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.9%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0115%)
(Cost $8,677,163)	$8,677,163

TOTAL INVESTMENTS – 102.5%
(Cost $382,123,288)	305,475,278

LIABILITIES LESS CASH AND OTHER ASSETS – (2.5)%	(7,530,909)

NET ASSETS – 100.0%	$297,944,369

Royce International Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 94.7%

Australia – 2.9%
Allied Gold Mining [1]	50,000	$109,808
CGA Mining [1]	75,000	136,283
Medusa Mining	25,000	124,005
Regis Resources [1]	40,000	161,366
Saracen Mineral Holdings [1]	225,000	128,904

Total (Cost $812,855)		660,366

Austria – 2.5%
Mayr-Melnhof Karton	3,000	275,058
Semperit AG Holding	8,500	310,629

Total (Cost $662,532)		585,687

Belgium – 1.2%
GIMV	3,500	159,192
Sipef	1,500	108,034

Total (Cost $272,464)		267,226

Brazil – 2.6%
† Brasil Brokers Participacoes	45,000	146,303
Eternit	35,000	191,511
Grendene	50,000	261,389

Total (Cost $620,146)		599,203

Canada – 5.5%
Alexco Resource [1]	20,000	88,200
Ensign Energy Services	8,000	110,009
Gildan Activewear	7,600	209,152
Gluskin Sheff + Associates	7,000	90,964
† Kirkland Lake Gold [1]	10,000	107,652
Major Drilling Group International	15,000	173,411
Ritchie Bros. Auctioneers	3,500	74,375
ShawCor Cl. A	2,300	83,248
Sprott	25,000	121,550
Trican Well Service	17,500	201,969

Total (Cost $1,336,602)		1,260,530

Cayman Islands – 1.1%
Greenlight Capital Re Cl. A [1]	10,000	254,200

Total (Cost $194,676)		254,200

China – 3.0%
Anta Sports Products	150,000	91,446
China Forestry Holdings [2]	201,000	15,157
Daphne International Holdings	141,000	143,955
E-House China Holdings ADR	36,500	200,750
Guggenheim China Small Cap ETF	8,500	168,470
† Haitian International Holdings	90,000	89,512

Total (Cost $1,014,656)		709,290

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 25

Schedules of Investments

Royce International Smaller-Companies Fund (continued)

	SHARES	VALUE
Denmark – 1.5%
SimCorp	2,000	$343,937

Total (Cost $345,815)		343,937

France – 8.5%
Altamir Amboise	12,500	94,655
Alten	5,500	152,577
Audika Groupe	12,000	130,401
Beneteau	15,000	144,473
bioMerieux	2,000	164,463
Boiron	5,500	142,833
Ipsen	4,500	111,651
Manutan International	4,000	151,912
Paris Orleans	5,000	107,267
Parrot [1]	7,000	206,390
Piscines Desjoyaux	12,500	76,852
Societe Internationale de Plantations d’Heveas	2,000	170,045
Vetoquinol	7,500	194,921
Virbac	750	123,925

Total (Cost $2,384,331)		1,972,365

Germany – 7.5%
Carl Zeiss Meditec	12,500	301,279
Fuchs Petrolub	5,000	255,934
KWS Saat	1,000	260,211
Nemetschek	4,000	148,428
Pfeiffer Vacuum Technology	3,300	335,904
PUMA	615	177,289
STRATEC Biomedical	2,000	88,855
Takkt	14,000	174,225

Total (Cost $1,498,144)		1,742,125

Greece – 0.5%
JUMBO	30,000	116,793

Total (Cost $169,476)		116,793

Hong Kong – 7.7%
Asian Citrus Holdings	250,000	140,771
ASM Pacific Technology	8,000	102,069
Bosideng International Holdings	350,000	90,526
Esprit Holdings	80,000	102,918
Luk Fook Holdings (International)	85,000	178,333
Midland Holdings	301,000	147,154
New World Department Store China	300,000	162,400
Pacific Textiles Holdings	220,000	135,233
Pico Far East Holdings	300,000	74,356
Stella International Holdings	45,000	111,664
Texwinca Holdings	131,000	124,491
Value Partners Group	498,000	243,993
Xtep International Holdings	500,000	175,131

Total (Cost $2,171,401)		1,789,039

India – 3.2%
AIA Engineering	20,000	123,953
Educomp Solutions	50,000	152,900
Graphite India	125,000	201,727
Maharashtra Seamless	27,500	167,606
Unichem Laboratories	40,000	91,999

Total (Cost $951,822)		738,185

Indonesia – 0.4%
† Selamat Sempurna	450,000	97,005

Total (Cost $99,109)		97,005

Italy – 3.2%
DiaSorin	8,500	247,903
Geox	70,000	154,913
Recordati	47,500	337,976

Total (Cost $855,597)		740,792

Japan – 9.4%
BML	6,000	149,605
C. Uyemura & Co.	5,500	208,080
EPS	75	205,055
FamilyMart	7,500	343,404
Hisamitsu Pharmaceutical	2,800	137,908
Hogy Medical	3,500	159,905
† Mandom Corporation	3,400	86,379
Moshi Moshi Hotline	25,000	257,320
Santen Pharmaceutical	8,500	348,605
USS	2,500	270,044

Total (Cost $1,857,347)		2,166,305

Jersey – 0.5%
Centamin [1]	100,000	110,009

Total (Cost $182,844)		110,009

Luxembourg – 0.4%
Reinet Investments [1]	5,000	91,346

Total (Cost $82,407)		91,346

Malaysia – 0.9%
Padini Holdings	350,000	204,130

Total (Cost $137,404)		204,130

Mexico – 2.1%
Grupo Herdez	100,000	229,391
† Grupo SIMEC Ser. B [1]	31,000	96,999
Industrias Bachoco ADR	7,500	164,625

Total (Cost $400,325)		491,015

26 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE
Netherlands – 0.3%
Hunter Douglas	2,000	$77,979

Total (Cost $82,673)		77,979

Norway – 0.8%
TGS-NOPEC Geophysical	6,500	175,197

Total (Cost $87,966)		175,197

Poland – 0.4%
Warsaw Stock Exchange	9,000	103,218

Total (Cost $124,290)		103,218

Russia – 0.5%
Globaltrans Investment GDR	7,000	125,976

Total (Cost $94,058)		125,976

Singapore – 0.4%
ARA Asset Management	79,900	90,476

Total (Cost $50,891)		90,476

South Africa – 4.5%
Adcock Ingram Holdings	30,000	220,929
ADvTECH	150,000	104,380
† AVI	19,000	116,595
Discovery Holdings	20,000	127,522
Lewis Group	20,000	172,366
Northam Platinum	40,000	114,530
Raubex Group	110,000	180,108

Total (Cost $1,274,668)		1,036,430

South Korea – 3.8%
Binggrae	3,500	220,074
Green Cross	1,500	195,648
GS Home Shopping	1,500	126,497
MegaStudy	2,500	171,444
Woongjin Coway	5,000	155,832

Total (Cost $928,476)		869,495

Spain – 0.6%
Almirall	20,200	145,272

Total (Cost $190,408)		145,272

Sweden – 1.0%
Lundin Petroleum [1]	12,000	225,120

Total (Cost $166,038)		225,120

Switzerland – 7.5%
Bank Sarasin & Co. Cl. B [1]	3,000	84,447
Banque Privee Edmond de Rothschild	3	60,024
Belimo Holding	50	86,713
Burckhardt Compression Holding	1,000	256,683
† Kaba Holding Cl. B	350	132,939
Logitech International [1]	20,000	215,815
Partners Group Holding	1,400	248,895
Sika	60	115,556
Sulzer	2,000	237,104
Vontobel Holding	3,000	59,211
VZ Holding	2,500	236,855

Total (Cost $1,686,634)		1,734,242

Turkey – 0.7%
Mardin Cimento Sanayii	50,000	154,420

Total (Cost $235,861)		154,420

United Kingdom – 8.5%
Ashmore Group	55,000	301,828
EnQuest [1]	80,000	135,629
Hikma Pharmaceuticals	15,000	153,470
Hochschild Mining	32,500	239,790
† Homeserve	50,000	122,305
Jupiter Fund Management	100,000	337,687
† RIT Capital Partners	6,300	122,748
Rotork	3,000	92,674
Severfield-Rowen	50,000	120,887
Spirax-Sarco Engineering	5,500	171,379
Victrex	7,000	139,609

Total (Cost $1,857,072)		1,938,006

United States – 1.1%
† FX Alliance [1]	8,800	138,248
WaterFurnace Renewable Energy	7,500	119,708

Total (Cost $265,319)		257,956

TOTAL COMMON STOCKS
(Cost $23,094,307)		21,873,335

REPURCHASE AGREEMENT – 5.2%

Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $1,204,011 (collateralized
by obligations of various U.S. Government
Agencies, 3.25% due 6/30/16,
valued at $1,232,000)

(Cost $1,204,000)		1,204,000

TOTAL INVESTMENTS – 99.9%
(Cost $24,298,307)		23,077,335

CASH AND OTHER ASSETS LESS LIABILITIES – 0.1%		23,576

NET ASSETS – 100.0%		$23,100,911

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 27

Schedules of Investments

Royce Global Dividend Value Fund

	SHARES	VALUE
COMMON STOCKS – 98.7%

Australia – 1.5%
Cochlear	300	$20,318
Industrea	13,137	17,326
Medusa Mining	8,000	39,682
Platinum Asset Management	3,000	12,006

Total (Cost $118,086)		89,332

Austria – 3.0%
Mayr-Melnhof Karton	800	73,349
Semperit AG Holding	2,700	98,670

Total (Cost $224,585)		172,019

Belgium – 1.2%
EVS Broadcast Equipment	600	28,253
Sipef	600	43,214

Total (Cost $92,737)		71,467

Brazil – 1.4%
Eternit	6,000	32,831
Grendene	9,000	47,050

Total (Cost $89,593)		79,881

Canada – 4.0%
AGF Management Cl. B	800	8,848
Canadian Energy Services & Technology	1,200	11,539
E-L Financial	40	16,305
Major Drilling Group International	4,200	48,555
Pan American Silver	1,600	27,024
Pason Systems	1,000	14,616
ShawCor Cl. A	450	16,288
Sprott	4,500	21,879
Stella-Jones	800	42,078
Trican Well Service	2,000	23,082

Total (Cost $303,264)		230,214

China – 1.9%
Anta Sports Products	15,000	9,145
Daphne International Holdings	39,000	39,817
E-House China Holdings ADR	8,500	46,750
Li Ning [1]	30,000	16,898

Total (Cost $186,601)		112,610

Denmark – 2.8%
H. Lundbeck	700	14,421
SimCorp	860	147,893

Total (Cost $159,022)		162,314

Egypt – 0.6%
Egyptian Financial Group-Hermes Holding Company [1]	21,875	37,153

Total (Cost $61,534)		37,153

Finland – 1.8%
Marimekko	1,500	24,534
Nokian Renkaat	600	22,869
Ponsse	3,500	30,277
Vaisala Cl. A	1,500	28,471

Total (Cost $146,387)		106,151

France – 4.8%
Alten	1,200	33,289
Audika Groupe	1,500	16,300
bioMerieux	300	24,670
Ipsen	1,000	24,811
LaCie	7,500	37,793
Manutan International	700	26,585
Paris Orleans	500	10,727
Piscines Desjoyaux	3,000	18,444
Societe BIC	215	22,212
Societe Internationale de Plantations d’Heveas	300	25,507
Vetoquinol	1,500	38,984

Total (Cost $381,182)		279,322

Germany – 8.5%
Carl Zeiss Meditec	2,500	60,255
Fielmann	200	18,486
Fuchs Petrolub	1,700	87,017
KWS Saat	75	19,516
Nemetschek	1,100	40,818
Pfeiffer Vacuum Technology	1,050	106,879
PUMA	145	41,800
Rational	225	53,635
STRATEC Biomedical	500	22,214
Takkt	3,500	43,556

Total (Cost $502,915)		494,176

Greece – 0.3%
JUMBO	4,000	15,572

Total (Cost $24,602)		15,572

Hong Kong – 7.1%
Arts Optical International Holdings	76,000	20,768
Asian Citrus Holdings	40,000	22,524
ASM Pacific Technology	1,300	16,586
† Esprit Holdings	10,000	12,865
Lung Kee (Bermuda) Holdings	50,000	18,169
Midland Holdings	75,000	36,666
New World Department Store China	35,500	19,217
Pacific Textiles Holdings	30,000	18,441
Pico Far East Holdings	85,000	21,068
Stella International Holdings	10,000	24,814
Tao Heung Holdings	40,000	20,336
Texwinca Holdings	35,000	33,261
Value Partners Group	126,000	61,733
VTech Holdings	2,000	23,818
Win Hanverky Holdings	276,000	23,262

28 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE
Hong Kong (continued)
Xtep International Holdings	105,000	$36,778

Total (Cost $550,189)		410,306

Indonesia – 0.9%
Selamat Sempurna	250,000	53,892

Total (Cost $34,519)		53,892

Italy – 1.2%
DiaSorin	1,000	29,165
Recordati	3,500	24,903
Sabaf	1,300	16,132

Total (Cost $122,610)		70,200

Japan – 10.6%
BML	1,200	29,921
EPS	20	54,681
FamilyMart	2,000	91,574
Hisamitsu Pharmaceutical	600	29,552
† Hogy Medical	500	22,844
Moshi Moshi Hotline	8,000	82,343
Nihon Kohden	1,200	36,540
Nomura Research Institute	1,000	22,040
Osaka Securities Exchange	3	16,902
Santen Pharmaceutical	1,800	73,822
Shimano	800	52,328
TOTO	2,000	14,936
USS	800	86,414

Total (Cost $504,780)		613,897

Jersey – 1.2%
Randgold Resources ADR	800	72,008

Total (Cost $61,335)		72,008

Lebanon – 0.2%
BLOM Bank GDR	1,600	12,288

Total (Cost $16,017)		12,288

Malaysia – 1.8%
CB Industrial Product Holding	40,000	32,222
Faber Group	25,000	12,420
Padini Holdings	100,000	58,323

Total (Cost $84,746)		102,965

Mexico – 2.0%
Bolsa Mexicana de Valores	26,500	52,207
Grupo Herdez	17,500	40,143
Industrias Bachoco ADR	1,100	24,145

Total (Cost $108,663)		116,495

Netherlands – 0.8%
Beter Bed Holding	1,500	29,154
Hunter Douglas	400	15,596

Total (Cost $46,657)		44,750

Norway – 1.8%
Ekornes	3,500	50,196
TGS-NOPEC Geophysical	2,000	53,906

Total (Cost $127,077)		104,102

Poland – 0.9%
Warsaw Stock Exchange	4,500	51,609

Total (Cost $69,866)		51,609

Russia – 0.8%
Globaltrans Investment GDR	2,500	44,992

Total (Cost $33,391)		44,992

Singapore – 2.7%
ARA Asset Management	35,500	40,199
Armstrong Industrial	90,000	18,985
Broadway Industrial Group	90,000	25,764
SATS	6,600	14,007
Singapore Exchange	2,900	14,558
Super Group	25,000	41,561

Total (Cost $161,188)		155,074

South Africa – 4.6%
Adcock Ingram Holdings	6,000	44,186
ADvTECH	45,000	31,314
† Coronation Fund Managers	11,500	38,976
Discovery Holdings	7,500	47,821
Lewis Group	4,000	34,473
Northam Platinum	8,000	22,906
Raubex Group	30,000	49,120

Total (Cost $342,032)		268,796

South Korea – 4.3%
Binggrae	700	44,015
Bukwang Pharmaceutical	1,575	15,885
Daewoong Pharmaceutical	1,500	31,987
Green Cross	300	39,130
† GS Home Shopping	300	25,299
MegaStudy	500	34,289
Sung Kwang Bend	1,500	25,528
Woongjin Coway	1,000	31,166

Total (Cost $307,846)		247,299

Spain – 0.2%
Bolsas y Mercados Espanoles	600	12,078

Total (Cost $17,729)		12,078

Switzerland – 9.8%
Bank Sarasin & Co. Cl. B [1]	700	19,704
Belimo Holding	15	26,014
Burckhardt Compression Holding	350	89,839

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 29

Schedules of Investments

Royce Global Dividend Value Fund (continued)

	SHARES	VALUE
Switzerland (continued)
Coltene Holding	1,200	$34,109
Inficon Holding	300	61,219
† Kaba Holding Cl. B	100	37,982
LEM Holding	100	50,786
Partners Group Holding	400	71,113
Sika	16	30,815
Straumann Holding	250	36,717
Sulzer	400	47,421
Vontobel Holding	350	6,908
VZ Holding	600	56,845

Total (Cost $660,374)		569,472

Taiwan – 0.3%
Chroma Ate	4,160	9,468
Hotung Investment Holdings	90,000	9,634

Total (Cost $25,010)		19,102

Thailand – 0.2%
Hana Microelectronics	18,000	10,849

Total (Cost $15,019)		10,849

Turkey – 0.7%
Mardin Cimento Sanayii	12,500	38,605

Total (Cost $56,120)		38,605

United Kingdom – 8.2%
Ashmore Group	18,000	98,780
Close Brothers Group	1,200	14,052
De La Rue	1,200	19,071
Diploma	4,100	28,642
Domino Printing Sciences	3,000	25,393
Hochschild Mining	7,500	55,336
JKX Oil & Gas [1]	7,000	11,073
Jupiter Fund Management	30,000	101,306
Michael Page International	2,500	14,734
Rathbone Brothers	700	13,579
† RIT Capital Partners	1,700	33,122
Severfield-Rowen	10,200	24,661
Spirax-Sarco Engineering	1,200	37,392

Total (Cost $541,855)		477,141

United States – 6.6%
Apollo Global Management LLC Cl. A	4,800	59,520
Expeditors International of Washington	1,200	46,500
† Hecla Mining	18,000	85,500
Invesco	2,900	65,540
KBR	2,600	64,246
Sims Metal Management ADR	3,000	29,700
Towers Watson & Company Cl. A	260	15,574
WaterFurnace Renewable Energy	1,000	15,961

Total (Cost $445,471)		382,541

TOTAL COMMON STOCKS
(Cost $6,623,002)		5,728,672

TOTAL INVESTMENTS – 98.7%
(Cost $6,623,002)		5,728,672

CASH AND OTHER ASSETS LESS LIABILITIES – 1.3%		76,794

NET ASSETS – 100.0%		$5,805,466

30 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

Royce International Micro-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 95.6%

Australia – 6.5%
Evolution Mining [1]	30,000	$45,378
Imdex	10,000	18,197
Industrea	35,000	46,160
Kingsrose Mining	15,000	17,720
Saracen Mineral Holdings [1]	85,000	48,697
TFS Corporation [1]	80,000	40,768
Troy Resources	9,500	38,074

Total (Cost $298,368)		254,994

Austria – 1.4%
† Semperit AG Holding	1,500	54,817

Total (Cost $54,456)		54,817

Belgium – 0.4%
† EVS Broadcast Equipment	300	14,127

Total (Cost $14,579)		14,127

Bermuda – 0.8%
Northern Offshore	20,000	30,488

Total (Cost $39,962)		30,488

Brazil – 2.1%
† Brasil Brokers Participacoes	6,000	19,507
Eternit	11,500	62,925

Total (Cost $82,438)		82,432

Canada – 5.9%
Alexco Resource [1]	4,400	19,404
† Endeavour Silver [1]	2,000	16,240
Goldgroup Mining [1]	41,000	16,914
† IROC Energy Services	9,500	22,395
† Kirkland Lake Gold [1]	2,000	21,530
Richmont Mines [1]	7,000	32,410
† Sprott	4,000	19,448
Sprott Resource [1]	10,000	38,994
Total Energy Services	3,000	42,402

Total (Cost $292,276)		229,737

China – 1.4%
E-House China Holdings ADR	9,500	52,250
Qunxing Paper Holdings [2]	41,000	2,182

Total (Cost $68,711)		54,432

Denmark – 1.3%
† SimCorp	300	51,590

Total (Cost $48,613)		51,590

Finland – 0.4%
Ponsse	2,000	17,301

Total (Cost $22,270)		17,301

France – 9.9%
Altamir Amboise	3,000	22,717
Audika Groupe	3,000	32,600
† Boiron	600	15,582
Exel Industries	600	24,686
† Foraco International	4,500	18,299
Manutan International	1,400	53,169
Neurones	4,500	46,391
Parrot [1]	2,000	58,969
Piscines Desjoyaux	3,500	21,519
† Societe Internationale de Plantations d’Heveas	200	17,004
† Stallergenes	400	22,412
Vetoquinol	2,200	57,177

Total (Cost $496,223)		390,525

Germany – 5.5%
Aurelius	1,000	36,064
Deutsche Beteiligungs	2,500	49,277
† LPKF Laser & Electronics	1,000	15,549
Mobotix	1,000	24,060
Nemetschek	1,400	51,950
† SMT Scharf	1,000	26,152
STRATEC Biomedical	300	13,328

Total (Cost $251,996)		216,380

Greece – 0.3%
† JUMBO	3,200	12,458

Total (Cost $14,982)		12,458

Hong Kong – 13.5%
† Acquity Group ADR [1]	2,000	19,700
Arts Optical International Holdings	150,000	40,990
† Asian Citrus Holdings	40,000	22,523
Chen Hsong Holdings	120,000	35,744
China High Precision Automation Group [2]	30,000	5,298
China Ting Group Holdings	701,000	40,720
† EVA Precision Industrial Holdings	200,000	16,478
Fairwood Holdings	17,000	31,657
Goldlion Holdings	120,000	49,662
Lung Kee (Bermuda) Holdings	80,000	29,071
Midland Holdings	118,000	57,688
Oriental Watch Holdings	90,000	24,036
Pico Far East Holdings	208,000	51,554
Tak Sing Alliance Holdings	400,000	43,647
Tse Sui Luen Jewellery (International)	43,000	29,766
Win Hanverky Holdings	350,000	29,499

Total (Cost $680,824)		528,033

India – 4.7%
eClerx Services	1,300	14,323
† Educomp Solutions	10,000	30,580
FAG Bearings India	1,700	44,367
Graphite India	30,000	48,414

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 31

Schedules of Investments

Royce International Micro-Cap Fund (continued)

	SHARES	VALUE
India (continued)
Maharashtra Seamless	7,500	$45,711

Total (Cost $188,166)		183,395

Indonesia – 1.4%
Selamat Sempurna	250,000	53,892

Total (Cost $32,516)		53,892

Isle of Man – 0.8%
Geodrill [1]	15,000	31,677

Total (Cost $43,992)		31,677

Italy – 3.0%
† Geox	10,500	23,237
Nice	15,000	49,066
Piquadro	17,500	32,154
Sabaf	1,200	14,891

Total (Cost $164,046)		119,348

Japan – 5.4%
† BML	800	19,947
C. Uyemura & Co.	1,400	52,966
EPS	20	54,681
† Hogy Medical	400	18,275
Miraial	3,000	47,989
† Moshi Moshi Hotline	1,700	17,498

Total (Cost $231,879)		211,356

Malaysia – 4.1%
CB Industrial Product Holding	55,000	44,306
† Coastal Contracts	42,000	25,056
Kossan Rubber Industries	40,000	40,620
Padini Holdings	90,000	52,490

Total (Cost $141,199)		162,472

Mexico – 0.4%
† Medica Sur Ser. B	8,500	14,655

Total (Cost $15,744)		14,655

Netherlands – 0.5%
Beter Bed Holding	1,000	19,436

Total (Cost $17,485)		19,436

Norway – 0.8%
† Ekornes	2,300	32,986

Total (Cost $34,690)		32,986

Poland – 1.6%
Elektrobudowa	1,600	46,635
† FAMUR Group [1]	14,000	16,840

Total (Cost $95,748)		63,475

Singapore – 2.8%
Armstrong Industrial	125,000	26,369
CSE Global	75,000	47,292
Hersing Corporation	230,000	35,001

Total (Cost $147,388)		108,662

South Africa – 4.4%
ADvTECH	20,000	13,918
Bell Equipment [1]	8,000	19,800
Merafe Resources [1]	500,000	49,048
Raubex Group	37,500	61,400
† Village Main Reef [1]	125,000	27,530

Total (Cost $240,452)		171,696

South Korea – 3.8%
Binggrae	600	37,727
Daewoong Pharmaceutical	2,700	57,577
† GS Home Shopping	300	25,300
† MegaStudy	400	27,431

Total (Cost $175,906)		148,035

Spain – 0.5%
Clinica Baviera	3,500	20,465

Total (Cost $32,443)		20,465

Sri Lanka – 0.4%
† Distilleries Company of Sri Lanka	16,000	15,763

Total (Cost $17,585)		15,763

Sweden – 0.9%
Bjoern Borg	7,500	35,350

Total (Cost $54,468)		35,350

Switzerland – 3.4%
Calida Holding	1,200	32,165
Coltene Holding	1,000	28,424
Inficon Holding	150	30,610
LEM Holding	50	25,393
† VZ Holding	200	18,948

Total (Cost $154,400)		135,540

Turkey – 1.0%
Mardin Cimento Sanayii	12,500	38,605

Total (Cost $46,651)		38,605

United Arab Emirates – 0.4%
† Aramex	34,000	16,064

Total (Cost $16,822)		16,064

United Kingdom – 4.0%
Diploma	4,500	31,437
† Immunodiagnostic Systems Holdings	7,500	36,211
Latchways	2,500	40,131
Promethean World	50,000	17,226

32 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE
United Kingdom (continued)
Severfield-Rowen	12,500	$30,222

Total (Cost $206,194)		155,227

United States – 1.9%
Century Casinos [1]	12,000	32,640
WaterFurnace Renewable Energy	2,600	41,499

Total (Cost $95,032)		74,139

TOTAL COMMON STOCKS
(Cost $4,518,504)		3,749,552

REPURCHASE AGREEMENT – 4.0%
Fixed Income Clearing Corporation, 0.11% dated 6/29/12, due 7/2/12, maturity value $157,001 (collateralized by obligations of various U.S. Government Agencies, 3.25% due 6/30/16, valued at $162,400)
(Cost $157,000)		157,000

TOTAL INVESTMENTS – 99.6%
(Cost $4,675,504)		3,906,552

CASH AND OTHER ASSETS LESS LIABILITIES – 0.4%		17,250

NET ASSETS – 100.0%		$3,923,802

Royce International Premier Fund

	SHARES	VALUE
COMMON STOCKS – 87.4%

Austria – 4.7%
Mayr-Melnhof Karton	900	$82,517
Semperit AG Holding	2,800	102,325

Total (Cost $231,628)		184,842

Denmark – 2.2%
† SimCorp	500	85,984

Total (Cost $86,244)		85,984

Finland – 2.2%
Nokian Renkaat	1,600	60,983
† Vacon	600	25,669

Total (Cost $100,786)		86,652

France – 7.1%
Beneteau	5,000	48,158
bioMerieux	600	49,339
Manutan International	1,500	56,967
Vetoquinol	2,500	64,973
Virbac	350	57,832

Total (Cost $356,191)		277,269

Germany – 10.6%
Carl Zeiss Meditec	2,500	60,256
Fuchs Petrolub	1,200	61,424
KWS Saat	100	26,021
Nemetschek	1,600	59,371
Pfeiffer Vacuum Technology	600	61,074
Rational	250	59,595
Takkt	7,000	87,112

Total (Cost $408,245)		414,853

Hong Kong – 5.2%
ASM Pacific Technology	2,200	28,069
† Lung Kee (Bermuda) Holdings	120,000	43,606
Stella International Holdings	18,000	44,666
Value Partners Group	181,000	88,680

Total (Cost $273,050)		205,021

Italy – 4.9%
DiaSorin	2,500	72,913
Recordati	11,000	78,268
Tod’s	400	40,182

Total (Cost $222,123)		191,363

Japan – 9.2%
EPS	25	68,352
FamilyMart	2,000	91,574
† M3	7	33,521
Santen Pharmaceutical	2,200	90,227

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 33

Schedules of Investments	June 30, 2012 (unaudited)

Royce International Premier Fund (continued)

	SHARES	VALUE
Japan (continued)
USS	700	$75,612

Total (Cost $286,591)		359,286

Jersey – 1.4%
Randgold Resources ADR	600	54,006

Total (Cost $46,623)		54,006

Mexico – 1.2%
Fresnillo	2,000	45,900

Total (Cost $50,144)		45,900

Norway – 1.8%
Ekornes	5,000	71,708

Total (Cost $114,000)		71,708

Philippines – 0.9%
GMA Holdings PDR	150,000	37,409

Total (Cost $23,594)		37,409

Singapore – 3.1%
† Singapore Exchange	9,000	45,180
Super Group	45,500	75,641

Total (Cost $112,564)		120,821

South Africa – 3.5%
Adcock Ingram Holdings	7,500	55,232
Discovery Holdings	4,000	25,505
Lewis Group	6,500	56,019

Total (Cost $152,598)		136,756

South Korea – 5.6%
Binggrae	600	37,727
Green Cross	600	78,259
MegaStudy	1,500	102,867

Total (Cost $266,811)		218,853

Switzerland – 9.1%
Belimo Holding	10	17,343
Burckhardt Compression Holding	200	51,336
Geberit	150	29,588
LEM Holding	60	30,472
Partners Group Holding	400	71,113
Straumann Holding	250	36,717
Sulzer	400	47,421
† VZ Holding	750	71,056

Total (Cost $395,463)		355,046

Thailand – 0.8%
† Thai Beverage	120,000	32,323

Total (Cost $31,849)		32,323

United Kingdom – 13.9%
† Abcam	10,000	65,377
Ashmore Group	17,500	96,036
† Aveva Group	1,200	30,684
† Burberry Group	1,300	27,117
† Domino Printing Sciences	10,000	84,643
Jupiter Fund Management	26,700	90,163
Rotork	1,200	37,069
Spirax-Sarco Engineering	2,000	62,320
Victrex	2,500	49,861

Total (Cost $550,799)		543,270

TOTAL COMMON STOCKS
(Cost $3,709,303)		3,421,362

REPURCHASE AGREEMENT – 9.4%
Fixed Income Clearing Corporation, 0.11% dated 6/29/12, due 7/2/12, maturity value $369,003 (collateralized by obligations of various U.S. Government Agencies, 3.25% due 6/30/16, valued at $380,800)
(Cost $369,000)		369,000

TOTAL INVESTMENTS – 96.8%
(Cost $4,078,303)		3,790,362

CASH AND OTHER ASSETS LESS LIABILITIES – 3.2%		126,371

NET ASSETS – 100.0%		$3,916,733

†	New additions in 2012.
[1]	Non-income producing.
[2]

Securities for which market quotations are not readily available represent 0.1%, 0.1% and 0.2% of net assets for Royce Global Value Fund, Royce International Smaller-Companies Fund and Royce International Micro-Cap Fund, respectively. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[3]	All or a portion of these securities were on loan at June 30, 2012.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2012, market value.

34 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Assets and Liabilities	June 30, 2012 (unaudited)

	Royce	Royce	Royce
	European Smaller-	Global	International Smaller-
	Companies Fund	Value Fund	Companies Fund
ASSETS:
Investments at value (including collateral on loaned securities)	$13,886,315	$281,575,278	$21,873,335
Repurchase agreements (at cost and value)	1,090,000	23,900,000	1,204,000
Cash and foreign currency	20,072	387,982	25,580
Receivable for capital shares sold	14,414	1,034,729	60,030
Receivable for dividends and interest	44,079	629,416	43,737
Prepaid expenses and other assets	85	1,758	86

Total Assets	15,054,965	307,529,163	23,206,768

LIABILITIES:
Payable for collateral on loaned securities	–	8,677,163	–
Payable for investments purchased	9,214	213,780	–
Payable for capital shares redeemed	312,592	327,910	75,927
Payable for investment advisory fees	8,502	295,661	14,844
Accrued expenses	17,562	70,280	15,086

Total Liabilities	347,870	9,584,794	105,857

Net Assets	$14,707,095	$297,944,369	$23,100,911

ANALYSIS OF NET ASSETS:
Paid-in capital	$18,870,764	$403,057,674	$24,805,364
Undistributed net investment income (loss)	175,622	2,168,529	203,432
Accumulated net realized gain (loss) on investments and foreign currency	(2,745,675)	(30,621,962)	(686,321)
Net unrealized appreciation (depreciation) on investments and foreign currency	(1,593,616)	(76,659,872)	(1,221,564)

Net Assets	$14,707,095	$297,944,369	$23,100,911

Investment Class		$169,229,496
Service Class	$14,707,095	108,087,394	$23,100,911
Consultant Class		20,529,247
R Class		60,857
K Class		37,375

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class		14,443,986
Service Class	1,640,573	9,219,439	2,308,139
Consultant Class		1,766,728
R Class		6,902
K Class		4,237

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]		$11.72
Service Class[1]	$8.96	11.72	$10.01
Consultant Class[2]		11.62
R Class[3]		8.82
K Class[3]		8.82

Investments at identified cost	$15,478,780	$358,223,288	$23,094,307
Market value of loaned securities		8,721,503

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 2% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 35

Statements of Assets and Liabilities	June 30, 2012 (unaudited)

	Royce	Royce	Royce
	Global Dividend	International	International
	Value Fund	Micro-Cap Fund	Premier Fund
ASSETS:
Investments at value	$5,728,672	$3,749,552	$3,421,362
Repurchase agreements (at cost and value)	–	157,000	369,000
Cash and foreign currency	75,329	3,274	1,349
Receivable for investments sold	–	18,952	91,510
Receivable for capital shares sold	2,500	5,378	40,000
Receivable for dividends and interest	7,334	3,065	5,038
Prepaid expenses and other assets	19	19	16

Total Assets	5,813,854	3,937,240	3,928,275

LIABILITIES:
Payable for capital shares redeemed	–	531	5,200
Accrued expenses	8,388	12,907	6,342

Total Liabilities	8,388	13,438	11,542

Net Assets	$5,805,466	$3,923,802	$3,916,733

ANALYSIS OF NET ASSETS:
Paid-in capital	$6,825,116	$5,497,527	$4,640,357
Undistributed net investment income (loss)	46,733	42,695	40,081
Accumulated net realized gain (loss) on investments and foreign currency	(171,870)	(844,935)	(475,169)
Net unrealized appreciation (depreciation) on investments and foreign currency	(894,513)	(771,485)	(288,536)

Net Assets	$5,805,466	$3,923,802	$3,916,733

Service Class	$5,805,466	$3,923,802	$3,916,733

SHARES OUTSTANDING (unlimited number of $.001 par value):
Service Class	657,426	488,200	436,791

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Service Class[1]	$8.83	$8.04	$8.97

Investments at identified cost	$6,623,002	$4,518,504	$3,709,303

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 2% redemption fee, payable to the Fund.

36 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Royce European Smaller-				Royce International Smaller-
	Companies Fund		Royce Global Value Fund		Companies Fund

	Six months ended		Six months ended		Six months ended
	6/30/12	Year ended	6/30/12	Year ended	6/30/12	Year ended
	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11
INVESTMENT OPERATIONS:
Net investment income (loss)	$222,192	$189,271	$2,269,676	$2,363,099	$214,443	$186,087
Net realized gain (loss) on investments and
foreign currency	(397,933)	345,669	(18,763,795)	(1,113,155)	(209,339)	428,419
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	1,086,565	(5,588,818)	12,863,120	(115,351,653)	649,755	(5,301,142)

Net increase (decrease) in net assets from
investment operations	910,824	(5,053,878)	(3,630,999)	(114,101,709)	654,859	(4,686,636)

DISTRIBUTIONS:
Net investment income
Investment Class			–	(1,481,274)
Service Class	–	(191,729)	–	(794,372)	–	(158,172)
Consultant Class			–	(102,078)
R Class			–
K Class			–
Net realized gain on investments and
foreign currency
Investment Class			–	–
Service Class	–	–	–	–	–	(1,529,125)
Consultant Class			–	–
R Class			–
K Class			–
Return of capital
Investment Class			–	–
Service Class	–	–	–	–	–	(12,924)
Consultant Class			–	–
R Class			–
K Class			–

Total distributions	–	(191,729)	–	(2,377,724)	–	(1,700,221)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class			31,181,084	207,132,510
Service Class	(2,125,893)	5,751,691	(14,543,554)	19,816,952	2,333,163	8,177,613
Consultant Class			2,431,290	22,957,004
R Class			65,079
K Class			42,371
Shareholder redemption fees
Investment Class			42,871	95,961
Service Class	4,299	43,230	17,070	198,465	10,020	14,620

Net increase (decrease) in net assets from
capital share transactions	(2,121,594)	5,794,921	19,236,211	250,200,892	2,343,183	8,192,233

NET INCREASE (DECREASE) IN NET ASSETS	(1,210,770)	549,314	15,605,212	133,721,459	2,998,042	1,805,376
NET ASSETS:
Beginning of period	15,917,865	15,368,551	282,339,157	148,617,698	20,102,869	18,297,493

End of period	$14,707,095	$15,917,865	$297,944,369	$282,339,157	$23,100,911	$20,102,869

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$175,622	$(46,571)	$2,168,529	$(101,148)	$203,432	$(11,012)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 37

Statements of Changes in Net Assets

	Royce Global		Royce International		Royce International
	Dividend Value Fund		Micro-Cap Fund		Premier Fund

	Six months ended		Six months ended		Six months ended
	6/30/12	Period ended	6/30/12	Period ended	6/30/12	Period ended
	(unaudited)	12/31/11[1]	(unaudited)	12/31/11[1]	(unaudited)	12/31/11[1]
INVESTMENT OPERATIONS:
Net investment income (loss)	$77,784	$54,007	$51,034	$48,932	$40,080	$26,443
Net realized gain (loss) on investments and
foreign currency	(113,112)	(57,178)	(33,728)	(805,059)	(359,173)	(113,170)
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	377,104	(1,271,617)	102,055	(873,541)	669,672	(958,207)

Net increase (decrease) in net assets from
investment operations	341,776	(1,274,788)	119,361	(1,629,668)	350,579	(1,044,934)

DISTRIBUTIONS:
Net investment income
Service Class	(31,371)	(50,231)	–	(63,419)	–	(28,433)
Net realized gain on investments and
foreign currency
Service Class	–	(5,036)	–	–	–	(835)
Return of capital
Service Class	–	–	–	(3,157)	–	(4,438)

Total distributions	(31,371)	(55,267)	–	(66,576)	–	(33,706)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Service Class	(640,197)	7,459,390	231,949	5,265,392	(523,920)	5,165,082
Shareholder redemption fees
Service Class	569	5,354	782	2,562	283	3,349

Net increase (decrease) in net assets from
capital share transactions	(639,628)	7,464,744	232,731	5,267,954	(523,637)	5,168,431

NET INCREASE (DECREASE) IN NET ASSETS	(329,223)	6,134,689	352,092	3,571,710	(173,058)	4,089,791
NET ASSETS:
Beginning of period	6,134,689		3,571,710		4,089,791

End of period	$5,805,466	$6,134,689	$3,923,802	$3,571,710	$3,916,733	$4,089,791

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$46,733	$320	$42,695	$(8,339)	$40,081	$–

[1] The Fund commenced operations on January 3, 2011.

38 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Six Months Ended June 30, 2012 (unaudited)

	Royce	Royce	Royce	Royce	Royce	Royce
	European Smaller-	Global	International Smaller-	Global Dividend	International	International
	Companies Fund	Value Fund	Companies Fund	Value Fund	Micro-Cap Fund	Premier Fund
INVESTMENT INCOME:
Income:
Dividends	$358,391	$4,768,225	$411,768	$133,852	$85,337	$74,255
Interest	184	4,776	419	18	52	57
Securities lending	–	5,934	–	–	–	–

Total income	358,575	4,778,935	412,187	133,870	85,389	74,312

Expenses:
Investment advisory fees	100,882	1,946,198	146,273	41,488	26,429	25,319
Distribution fees	20,177	267,453	29,255	8,298	5,083	5,064
Shareholder servicing	16,477	197,855	20,335	10,353	8,711	8,317
Custody	12,446	102,061	20,589	9,646	16,995	10,739
Registration	11,143	39,229	11,472	14,802	15,808	16,419
Audit	6,959	35,550	11,713	6,959	7,959	7,959
Shareholder reports	4,296	51,620	4,236	1,250	945	576
Administrative and office facilities	976	19,172	1,114	304	221	216
Trustees’ fees	253	4,836	315	86	58	58
Legal	208	5,605	222	51	46	40
Other expenses	803	8,501	915	712	722	945

Total expenses	174,620	2,678,080	246,439	93,949	82,977	75,652
Compensating balance credits	(9)	(60)	(6)	(6)	(2)	(5)
Fees waived by investment adviser and distributor	(38,228)	–	(48,689)	(37,857)	(26,632)	(25,927)
Expenses reimbursed by investment adviser	–	(168,761)	–	–	(21,988)	(15,488)

Net expenses	136,383	2,509,259	197,744	56,086	34,355	34,232

Net investment income (loss)	222,192	2,269,676	214,443	77,784	51,034	40,080

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	(396,952)	(18,700,090)	(207,793)	(111,351)	(29,777)	(355,803)
Foreign currency transactions	(981)	(63,705)	(1,546)	(1,761)	(3,951)	(3,370)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	1,086,267	12,856,143	649,576	377,007	104,640	669,990
Other assets and liabilities denominated in foreign currency	298	6,977	179	97	(2,585)	(318)

Net realized and unrealized gain (loss) on investments and
foreign currency	688,632	(5,900,675)	440,416	263,992	68,327	310,499

NET INCREASE (DECREASE) IN NET ASSETS FROM
INVESTMENT OPERATIONS	$910,824	$(3,630,999)	$654,859	$341,776	$119,361	$350,579

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 39

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and			Distributions								Ratio of Expenses to Average Net Assets			Ratio of
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce European Smaller-Companies Fund – Service Class [a]
†2012	$8.50	$0.13	$0.33	$0.46	$–	$–	$–	$–	$–	$8.96	5.41%[1]		$14,707	2.16%[2]	2.16%[2]	1.69%[2]	2.75%[2]		10%
2011	10.79	0.10	(2.31)	(2.21)	(0.10)	–	–	(0.10)	0.02	8.50	(20.32)		15,918	2.09	2.09	1.69	0.95		36
2010	8.06	0.03	2.79	2.82	(0.10)	–	–	(0.10)	0.01	10.79	35.20		15,369	2.57	2.57	1.69	0.70		32
2009	5.19	0.06	2.93	2.99	(0.12)	–	–	(0.12)	–	8.06	57.69		6,887	3.21	3.21	1.69	1.11		51
2008	10.14	0.22	(4.95)	(4.73)	(0.23)	–	–	(0.23)	0.01	5.19	(46.38)		4,044	2.74	2.72	1.69	2.22		88
2007	10.00	0.03	0.10	0.13	(0.00)	–	–	(0.00)	0.01	10.14	1.44	[1]	9,469	3.03 [2]	2.60 [2]	1.69 [2]	0.28	[2]	47

Royce Global Value Fund – Investment Class [b]
†2012	$11.74	$0.11	$(0.13)	$(0.02)	$–	$–	$–	$–	$–	$11.72	(0.17)%[1]		$169,230	1.49%[2]	1.49%[2]	1.44%[2]	1.71%[2]		17%
2011	14.54	0.13	(2.82)	(2.69)	(0.12)	–	–	(0.12)	0.01	11.74	(18.48)		141,180	1.42	1.42	1.42	0.80		77
2010	11.02	(0.06)	3.68	3.62	(0.10)	–	–	(0.10)	–	14.54	32.88	[1]	6,626	2.07 [2]	2.07 [2]	1.44 [2]	(0.58	) [2]	42

Royce Global Value Fund – Service Class [c]
†2012	$11.77	$0.08	$(0.13)	$(0.05)	$–	$–	$–	$–	$–	$11.72	(0.42)%[1]		$108,087	1.86%[2]	1.86%[2]	1.69%[2]	1.27%[2]		17%
2011	14.56	0.07	(2.80)	(2.73)	(0.07)	–	–	(0.07)	0.01	11.77	(18.69)		122,574	1.77	1.77	1.69	0.41		77
2010	10.79	(0.03)	3.87	3.84	(0.08)	–	–	(0.08)	0.01	14.56	35.69		141,992	1.84	1.84	1.69	0.01		42
2009	6.70	0.01	4.13	4.14	(0.06)	–	–	(0.06)	0.01	10.79	61.89		50,946	1.88	1.88	1.69	0.11		71
2008	11.20	0.14	(4.65)	(4.51)	(0.03)	(0.00)	–	(0.03)	0.04	6.70	(39.92)		31,040	1.91	1.90	1.69	1.64		45
2007	10.00	(0.14)	1.53	1.39	(0.21)	(0.02)	–	(0.23)	0.04	11.20	14.28	[1]	19,876	2.17 [2]	2.00 [2]	1.69 [2]	(0.23	) [2]	54

Royce Global Value Fund – Consultant Class [d]
†2012	$11.71	$0.04	$(0.13)	$(0.09)	$–	$–	$–	$–	$–	$11.62	(0.77)%[1]		$20,529	2.56%[2]	2.56%[2]	2.44%[2]	0.67%[2]		17%
2011	15.66	(0.09)	(3.80)	(3.89)	(0.06)	–	–	(0.06)	–	11.71	(24.82)[1]		18,585	2.64 [2]	2.64 [2]	2.44 [2]	(0.77)[2]		77

Royce Global Value Fund – R Class [e]
†2012	$10.00	$0.07	$(1.25)	$(1.18)	$–	$–	$–	$–	$–	$8.82	(11.80)%[1]		$61	43.37%[2]	43.37%[2]	1.99%[2]	2.59%[2]		17%

Royce Global Value Fund – K Class [e]
†2012	$10.00	$0.07	$(1.25)	$(1.18)	$–	$–	$–	$–	$–	$8.82	(11.80)%[1]		$37	43.16%[2]	43.16%[2]	1.74%[2]	2.70%[2]		17%

Royce International Smaller-Companies Fund – Service Class [f]
†2012	$9.58	$0.09	$0.34	$0.43	$–	$–	$–	$–	$–	$10.01	4.49%[1]		$23,101	2.11%[2]	2.11%[2]	1.69%[2]	1.83%[2]		20%
2011	12.85	0.10	(2.51)	(2.41)	(0.08)	(0.78)	(0.01)	(0.87)	0.01	9.58	(18.75)		20,103	2.15	2.15	1.69	0.88		38
2010	10.49	0.03	2.72	2.75	(0.10)	(0.30)	–	(0.40)	0.01	12.85	26.45		18,297	2.35	2.35	1.69	0.45		55
2009	6.99	(0.02)	3.53	3.51	(0.02)	–	–	(0.02)	0.01	10.49	50.31		7,871	3.01	3.01	1.69	(0.18)		38
2008	10.00	(0.02)	(2.99)	(3.01)	–	–	–	–	–	6.99	(30.10	) [1]	1,960	6.24 [2]	5.98 [2]	1.69 [2]	(0.43	) [2]	1

Royce Global Dividend Value Fund – Service Class [g]
†2012	$8.39	$0.11	$0.38	$0.49	$(0.05)	$–	$–	$(0.05)	$–	$8.83	5.77%[1]		$5,805	2.83%[2]	2.83%[2]	1.69%[2]	2.34%[2]		8%
2011	10.00	0.08	(1.62)	(1.54)	(0.07)	(0.01)	–	(0.08)	0.01	8.39	(15.37)[1]		6,135	3.47 [2]	3.47 [2]	1.69 [2]	1.10	[2]	20
40 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and			Distributions							Ratio of Expenses to Average Net Assets						Ratio of
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce International Micro-Cap Fund – Service Class [g]
†2012	$7.72	$0.11	$0.21	$0.32	$–	$–	$–	$–	$–	$8.04	4.15%[1]	$3,924	4.08%[2]		4.08%[2]		1.69%[2]		2.51%[2]		34%
2011	10.00	0.10	(2.26)	(2.16)	(0.12)	–	(0.01)	(0.13)	0.01	7.72	(21.51)[1]	3,572	3.92	[2]	3.92	[2]	1.69	[2]	1.08	[2]	71

Royce International Premier Fund – Service Class [g]
†2012	$8.26	$0.09	$0.62	$0.71	$–	$–	$–	$–	$–	$8.97	8.60%[1]	$3,917	3.73%[2]		3.73%[2]		1.69%[2]		1.98%[2]		38%
2011	10.00	0.05	(1.73)	(1.68)	(0.06)	(0.00)	(0.01)	(0.07)	0.01	8.26	(16.75)[1]	4,090	3.77	[2]	3.77	[2]	1.69	[2]	0.67	[2]	42

†	Six months ended June 30, 2012 (unaudited).
[a]	The Fund commenced operations on January 3, 2007.
[b]	The Class commenced operations on September 1, 2010.
[c]	The Class commenced operations on January 3, 2007.
[d]	The Class commenced operations on May 2, 2011.
[e]	The Class commenced operations on March 21, 2012.
[f]	The Fund commenced operations on July 1, 2008.
[g]	The Fund commenced operations on January 3, 2011.
[1]	Not annualized
[2]	Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 41

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
    Royce European Smaller-Companies Fund, Royce Global Value Fund, Royce International Smaller-Companies Fund, Royce Global Dividend Value Fund, Royce International Micro-Cap Fund and Royce International Premier Fund (the “Fund” or “Funds”), are six series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
    Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
    Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.
    At June 30, 2012, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce International Smaller-Companies Fund	12%	Royce International Micro-Cap Fund	37%
Royce Global Dividend Value Fund	12%	Royce International Premier Fund	31%

Valuation of Investments:
    Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
    Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	– quoted prices in active markets for identical securities.
Level 2	– other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedules of Investments.
Level 3	– significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).
    The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
    The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2012. For a detailed breakout of common stocks by country, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Royce European Smaller-Companies Fund
Common Stocks	$–	$13,886,315	$–	$13,886,315
Cash Equivalents	–	1,090,000	–	1,090,000
Royce Global Value Fund
Common Stocks	59,870,196	212,779,077	248,842	272,898,115
Cash Equivalents	8,677,163	23,900,000	–	32,577,163

42 | The Royce Funds 2012 Semiannual Report to Shareholders

Valuation of Investments (continued):

	Level 1	Level 2	Level 3	Total
Royce International Smaller-Companies Fund
Common Stocks	$1,298,020	$20,560,158	$15,157	$21,873,335
Cash Equivalents	–	1,204,000	–	1,204,000
Royce Global Dividend Value Fund
Common Stocks	548,795	5,179,877	–	5,728,672
Royce International Micro-Cap Fund
Common Stocks	172,644	3,569,428	7,480	3,749,552
Cash Equivalents	–	157,000	–	157,000
Royce International Premier Fund
Common Stocks	54,006	3,367,356	–	3,421,362
Cash Equivalents	–	369,000	–	369,000

Level 3 Reconciliation:
			Realized and
		Balance as of	Unrealized	Balance as of
		12/31/11	Gain (Loss)[1]	6/30/12
Royce Global Value Fund
Common Stocks		$626,722	$(377,880)	$248,842
Royce International Smaller-Companies Fund
Common Stocks		38,173	(23,016)	15,157
Royce International Micro-Cap Fund
Common Stocks		10,717	(3,237)	7,480

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
    The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
    The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

Distributions and Taxes:
    As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
    Royce Global Dividend Value Fund pays any dividends from net investment income quarterly and makes any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

The Royce Funds 2012 Semiannual Report to Shareholders | 43

Notes to Financial Statements (unaudited) (continued)

Investment Transactions and Related Investment Income:
    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
    The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
    The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
    The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 12, 2013. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2012.

Capital Share Transactions (in dollars):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended		Period ended		Period ended		Period ended
	6/30/12	Period ended	6/30/12	Period ended	6/30/12	Period ended	6/30/12	Period ended
	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11

Royce European Smaller-Companies Fund
Service Class	$2,059,170	$13,766,916	$–	$184,460	$(4,185,063)	$(8,199,685)	$(2,125,893)	$5,751,691

Royce Global Value Fund
Investment Class	68,962,213	458,023,470	–	1,438,187	(37,781,129)	(252,329,147)	31,181,084	207,132,510
Service Class	25,886,404	179,708,594	–	771,935	(40,429,958)	(160,663,577)	(14,543,554)	19,816,952
Consultant Class	4,161,791	24,267,972	–	99,255	(1,730,501)	(1,410,223)	2,431,290	22,957,004
R Class	65,079		–		–		65,079
K Class	42,371		–		–		42,371

Royce International Smaller-Companies Fund
Service Class	6,563,373	17,672,503	–	1,683,837	(4,230,210)	(11,178,727)	2,333,163	8,177,613

Royce Global Dividend Value Fund
Service Class	881,482	8,402,077	31,262	55,187	(1,552,941)	(997,874)	(640,197)	7,459,390

Royce International Micro-Cap Fund
Service Class	729,024	8,027,605	–	65,597	(497,075)	(2,827,810)	231,949	5,265,392

Royce International Premier Fund
Service Class	529,980	5,928,422	–	33,706	(1,053,900)	(797,046)	(523,920)	5,165,082

44 | The Royce Funds 2012 Semiannual Report to Shareholders

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/12	Period ended	6/30/12	Period ended	6/30/12	Period ended	6/30/12	Period ended
	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11

Royce European Smaller-Companies Fund
Service Class	217,093	1,255,164	–	21,524	(448,485)	(828,541)	(231,392)	448,147

Royce Global Value Fund
Investment Class	5,454,272	31,068,356	–	119,550	(3,030,978)	(19,622,886)	2,423,294	11,565,020
Service Class	2,011,294	12,306,022	–	64,008	(3,206,539)	(11,710,844)	(1,195,245)	659,186
Consultant Class	324,213	1,694,955	–	8,264	(144,559)	(116,145)	179,654	1,587,074
R Class	6,902		–		–		6,902
K Class	4,237		–		–		4,237

Royce International Smaller-Companies Fund
Service Class	624,754	1,481,538	–	173,413	(415,286)	(980,107)	209,468	674,844

Royce Global Dividend Value Fund
Service Class	94,378	838,658	3,473	6,354	(171,541)	(113,895)	(73,690)	731,117

Royce International Micro-Cap Fund
Service Class	84,803	799,332	–	8,378	(59,522)	(344,791)	25,281	462,919

Royce International Premier Fund
Service Class	58,537	583,848	–	4,017	(117,045)	(92,567)	(58,508)	495,298

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2013, is shown below to the extent that it impacted net expenses for the period ended June 30, 2012. See the Prospectus for contractual waiver expiration dates.

	Annual contractual	Committed net annual					Period ended
	advisory fee as a	operating expense ratio cap					June 30, 2012
	percentage of	Investment	Service	Consultant			Net advisory	Advisory
	average net assets[1]	Class[2]	Class[2]	Class[2]	R Class[2]	K Class[2]	fees	fees waived
Royce European Smaller-Companies Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	$62,654	$38,228
Royce Global Value Fund	1.25%	N/A	1.69%	2.44%	1.99%	1.74%	1,946,198	–
Royce International Smaller-Companies Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	97,584	48,689
Royce Global Dividend Value Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	3,631	37,857
Royce International Micro-Cap Fund	1.30%	N/A	1.69%	N/A	N/A	N/A	–	26,429
Royce International Premier Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	–	25,319

[1]
From a base annual rate of 1.25% (1.30% for Royce International Micro-Cap Fund), the annual rates of investment advisory fees payable by each of the Funds, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion - .05% per annum; more than $4 billion to $6 billion - .10% per annum; over $6 billion - .15% per annum.

[2]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

		Period ended June 30, 2012
	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce European Smaller-Companies Fund – Service Class	0.25%	$20,177	$–
Royce Global Value Fund – Service Class	0.25%	160,218	–
Royce Global Value Fund – Consultant Class	1.00%	107,153	–
Royce Global Value Fund – R Class	0.50%	55	–
Royce Global Value Fund – K Class	0.25%	27	–
Royce International Smaller-Companies Fund – Service Class	0.25%	29,255	–
Royce Global Dividend Value Fund – Service Class	0.25%	8,298	–
Royce International Micro-Cap Fund – Service Class	0.25%	4,880	203
Royce International Premier Fund – Service Class	0.25%	4,456	608

The Royce Funds 2012 Semiannual Report to Shareholders | 45

Notes to Financial Statements (unaudited) (continued)

Purchases and Sales of Investment Securities:
    For the period ended June 30, 2012, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales		Purchases	Sales
Royce European Smaller-			Royce Global Dividend Value Fund	$510,949	$1,054,633
Companies Fund	$1,478,578	$3,968,171	Royce International Micro-
Royce Global Value Fund	53,889,191	48,605,889	Cap Fund	1,414,394	1,300,992
Royce International Smaller-			Royce International Premier Fund	1,436,124	2,333,509
Companies Fund	6,709,832	4,298,007

Class Specific Expenses:
    Class specific expenses, for Funds with multiple classes, were as follows for the period ended June 30, 2012:

					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Global Value Fund – Investment Class	$–	$73,297	$12,927	$14,007	$(6)	$100,225	$38,297
Royce Global Value Fund – Service Class	160,218	109,633	34,674	14,177	(48)	318,654	108,807
Royce Global Value Fund – Consultant Class	107,153	6,996	3,958	9,919	(6)	128,020	12,576
Royce Global Value Fund – R Class	55	4,001	31	563	–	4,650	4,577
Royce Global Value Fund – K Class	27	3,928	30	563	–	4,548	4,504
	267,453	197,855	51,620	39,229	(60)		168,761

Tax Information:
    At June 30, 2012, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized
		Appreciation	Gross Unrealized
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce European Smaller-Companies Fund	$16,574,194	$(1,597,879)	$1,154,300	$2,752,179
Royce Global Value Fund	382,943,706	(77,468,428)	7,968,157	85,436,585
Royce International Smaller-Companies Fund	24,343,724	(1,266,389)	1,899,752	3,166,141
Royce Global Dividend Value Fund	6,623,002	(894,330)	353,127	1,247,457
Royce International Micro-Cap Fund	4,676,126	(769,574)	155,586	925,160
Royce International Premier Fund	4,078,863	(288,501)	167,924	456,425

    The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

46 | The Royce Funds 2012 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

    As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2012, and held for the entire six-month period ended June 30, 2012. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform.

Actual Expenses
    The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2012, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
    The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/12	6/30/12	Period[1]	1/1/12	6/30/12	Period[1]	Ratio[2]
Investment Class

Royce Global Value Fund	$1,000.00	$998.30	$7.15	$1,000.00	$1,017.70	$7.22	1.44%

Service Class

Royce European Smaller-
Companies Fund	1,000.00	1,054.12	8.63	1,000.00	1,016.46	8.47	1.69
Royce Global Value Fund	1,000.00	995.75	8.39	1,000.00	1,016.46	8.47	1.69
Royce International Smaller-
Companies Fund	1,000.00	1,044.88	8.59	1,000.00	1,016.46	8.47	1.69
Royce Global Dividend
Value Fund	1,000.00	1,057.72	8.65	1,000.00	1,016.46	8.47	1.69
Royce International Micro-
Cap Fund	1,000.00	1,041.45	8.58	1,000.00	1,016.46	8.47	1.69
Royce International
Premier Fund	1,000.00	1,085.96	8.77	1,000.00	1,016.46	8.47	1.69

Consultant Class

Royce Global Value Fund	1,000.00	992.31	12.09	1,000.00	1,012.73	12.21	2.44

R Class

Royce Global Value Fund	1,000.00	882.00	5.17	1,000.00	1,008.31	5.51	1.99

K Class

Royce Global Value Fund	1,000.00	882.00	4.52	1,000.00	1,009.00	4.82	1.74

[1]
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half-year divided by 366 days (to reflect the half-year period for all funds existing for the full half-year period; Royce Global Value Fund-R Class and Royce Global Value Fund-K Class multiplied by 101 days).

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

The Royce Funds 2012 Semiannual Report to Shareholders | 47

Board Approval of Investment Advisory Agreement

At meetings held on June 6-7, 2012, The Royce Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and The Royce Fund relating to each of Royce Global Value Fund, Royce European Smaller-Companies Fund, Royce International Smaller-Companies Fund, Royce International Micro-Cap Fund, Royce International Premier Fund and Royce Global Dividend Value Fund (the “Funds”). In reaching these decisions, the Board reviewed, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their “peer group” and “category”, information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as allocation of Fund brokerage commissions, “soft dollar” research services R&A receives, payments made to R&A or its affiliates relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each of the Funds. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:

The nature, extent and quality of services provided by R&A:

The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 35 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing the Funds over more than 35 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of existing shareholders, establishing breakpoints for a number of funds and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between the Funds and R&A which went into effect on January 1, 2008. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract and retain quality and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

Investment performance of the Funds and R&A:

In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to ten years. Except as described below, all of the Funds with three years or more of performance fell in the 1st or 2nd quartile within their Morningstar categories and the small-cap universe for the three-year and five-year periods ended December 31, 2011. Royce International Smaller-Companies Fund (“RIS”) placed in the middle quintile for the three-year period ended December 31, 2011 within its Morningstar category. In addition to each Fund’s risk–adjusted performance the trustees also reviewed and considered each Fund’s absolute total returns and down market performance. The Board noted that Royce International Micro-Cap (“RMI”), Royce International Premier (“RIP”) and Royce Global Dividend Value (“RGD”) have less than three years of performance. R&A’s general process of investing new funds over time led to higher cash positions and market lagging performance for most of these newer funds in their initial periods of operation.

The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming their benchmark indexes and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing mid-cap, small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each of the Funds’ performance supported the continuation of its Investment Advisory Agreement.

48 | The Royce Funds 2012 Semiannual Report to Shareholders

Cost of the services provided and profits realized by R&A from its relationship with each Fund:

The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees noted that at times R&A had closed certain of the Funds to new investors because of the rate of growth in Fund assets. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale:

The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The trustees noted that there are breakpoints in the investment advisory fees for the Funds. The trustees concluded that the current fee structure for each Fund was reasonable and that shareholders sufficiently participated in economies of scale.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:

The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. It was noted that most of Royce European Smaller-Companies Fund’s, Royce Global Value Fund’s and RGD’s peers are in large-cap style boxes per the Morningstar data. The trustees took into consideration that the level of work necessary to invest in small-cap international securities is significantly greater than that necessary to invest in larger-cap securities, noting that the basis point differential in management fees, which give rise to the generally higher expense ratios were appropriate for these Funds. It was also noted that 50% of the peers for RIS, RMI and RIP, as selected by Morningstar, do not have 12b-1 fees. Despite having no 12b-1 fees, they were selected because of their investment market-cap ranges to get comparable smaller-cap funds. Morningstar reports the median 12b-1 fee for these peer groups as 25 basis points because they do not include null values. The average 12b-1 fee for the peer groups is ten basis points, and the 15 basis point difference between that average and the Funds’ 25 basis point 12b-1 fee accounts for the differentials for net expenses for these Funds.

    The trustees noted that R&A has waived advisory fees in order to maintain expense ratios at competitive levels and acknowledged R&A’s intention to continue this expense limitation practice. The trustees also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, each of the Fund’s advisory fees compared favorably to these other accounts. It was noted that no single factor was cited as determinative to the decision of the trustees. Rather, after weighing all of considerations and conclusions discussed above, the entire Board, including all the non-interested trustees, determined to approve the continuation of the existing Investment Advisory Agreements, concluding that a contract continuation on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

The Royce Funds 2012 Semiannual Report to Shareholders | 49

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee[1], President
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee[1]
Age: 57 | Number of Funds Overseen: 49 | Tenure: Since 2001
Non-Royce Directorships: Director of Legg Mason, Inc.; Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Trustee
Age: 63 | Number of Funds Overseen: 35 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 74 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 70 | Number of Funds Overseen: 49 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 66 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 60 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 53 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 54 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 50 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 45 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 52 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1] Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

50 | The Royce Funds 2012 Semiannual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2012, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2012 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
    Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
    All indexes referenced are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Europe Small Cap Index is an index of European small-cap stocks. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large-Cap Index is an index of global large-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The MSCI Europe Small Core Index represents the small-cap segment within the developed equity markets in Europe. The MSCI World Small Core Index represents the small-cap segment in the world’s developed equity markets. The MSCI World ex USA Small Core represents these markets excluding the United States. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments and MSCI. The CRSP (Center for Research in Security Pricing) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and Deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 Index and the CRSP 6-10 would have similar capitalization parameters to those of the Russell 2000 Index. Royce has not independently verified the above described information.
    The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
    Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). Royce European Smaller-Companies, Global Value, International Smaller-Companies, Global Dividend Value, International Micro-Cap and International Premier Funds may invest a significant portion of their assets in foreign companies which may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
    This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

    The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

The Royce Funds 2012 Semiannual Report to Shareholders | 51

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52 | This page is not part of the 2012 Semiannual Report to Shareholders

Is the Business Cycle Dead?

“Plus ça change, plus c'est la même chose.” (“The more things change, the more they stay the same.”) —Alphonse Karr

One striking effect of the financial crisis has been the apparent disappearance of the traditional business cycle. The world’s developed economies—heavily indebted, still deleveraging, and in some cases in the midst of painful austerity—are being supported by periodic and unconventional interventions from increasingly leveraged central banks. The result has been an anemic, albeit steady pace of economic activity marked by fits and starts that are increasingly difficult for investors to interpret.
    It makes sense, then, that market cycles have followed suit, with equities showing sudden, at times violent, moves that have alternated between strong rallies and steep declines over relatively short periods, each driven by marginal changes in the trajectory of economic expectations. Single-stock correlation remains high due to this uncertainty, with more cyclical market sectors the most disadvantaged.
    Several factors are at work: Deleveraging associated with the housing bust is a persistent and long-term headwind; personal savings remain elusive; rising commodity prices have affected consumer purchasing power and sentiment; unemployment remains stubbornly high; and, importantly, the primary source of economic stimulus is coming from central bank programs instead of traditional private business investment.
    As if all this were not enough, there is the backdrop of the sovereign debt crises in Europe and slower growth in the all-important emerging economies, especially China. Interestingly, none of these issues are new. They have been part of the landscape for several years now, and distinct patterns have developed around them that have been repeated in each of the last three years, giving investors the sense that cycles of economic activity have compressed dramatically. Previously marked in years, moves up and down in business momentum are now counted in months, if not weeks.
    Which leads to two questions: Has the business cycle fundamentally changed? Should traditionally cyclical businesses carry lower multiples as a result? It appears to us that in the short term, the market has answered with a resounding ‘yes.’ Cyclical sectors, such as Industrials, Energy, Technology, and Materials have become increasingly volatile and have borne the brunt of the selling during market downturns.

    Within these areas, even high-quality businesses (as measured by balance sheet strength and returns on invested capital) are suffering from the altered preferences of investors who once flocked to the perceived safety of more stable vehicles. Investors continue to abandon equities, gravitating instead toward fixed income securities even as they recognize the inevitable loss of purchasing power that comes with them. Today, it seems that we have a bubble in fear, which is manifesting itself in ways that have our contrarian pulses racing.
    We are finding what we think are excellent values in currently unpopular pro-cyclical businesses. Cycles have certainly become shorter over the past three years, but we hold the view that these are anomalous times and that the traditional business cycle will reemerge before long.
    The economy does not yet have sufficient self-sustaining business momentum that will allow it to be weaned off the artificial support currently being provided by central banks. The opportunity from our standpoint lies in looking where others are not while holding fast to our time-tested investment approach governed by absolute standards for valuation and return.
    In the short term, our interest in cyclical businesses has been putting us out of sync with the return patterns of the market. While unpleasant, it is a by-product of our contrarian nature. In fact, this period is somewhat reminiscent of the late ‘90s when investors were citing the demise of traditional value investing because of the emergence of the internet and the technology revolution. What was then a bubble in greed has become today’s bubble in fear.
    Investing is a perennially dynamic endeavor requiring both patience and conviction. Those tenets are being sorely tested in the current market. Although business cycles have looked different of late, and the market has been reacting accordingly, our belief is that they will ultimately revert to the mean, benefiting higher-quality companies in cyclical sectors. We take heart from the timeless wisdom of Alphonse Karr, for indeed “the more things change, the more they stay the same.”

The thoughts in this essay concerning the stock market are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements.

This page is not part of the 2012 Semiannual Report to Shareholders

About The Royce Funds

Wealth Of Experience
With approximately $36 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for nearly 40 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, five assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $136 million invested in The Royce Funds.

This Review and Report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Broker/Dealer Services Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Shareholder Services Transactions and Account Inquiries (800) 841-1180	Royce InfoLine 24-Hour Automated Telephone Service (800) 78-ROYCE (787-6923)

SEMIANNUAL
REVIEW AND REPORT
TO SHAREHOLDERS

QUALIFIED INVESTOR Royce Select Fund I Royce Select Fund II Royce Global Select Long/Short Fund Royce Enterprise Select Fund Royce Opportunity Select Fund

www.roycefunds.com

Performance and Expenses	Through June 30, 2012

	Average Annual Total Returns

CATEGORY					10-Year/		Annual Operating
Fund	Year-to-Date[1]	1-Year	3-Year	5-Year	Since Inception(Date)		Expenses

QUALIFIED INVESTOR

Royce Select Fund I	2.78%	-7.36%	13.20%	4.09%	10.57%		1.45%

Royce Select Fund II	5.41	-6.19	11.14	2.00	5.70	(6/30/05)	1.30

Royce Global Select Long/Short Fund	3.38	-16.74	14.15	2.93	9.82	(6/30/05)	0.98

Royce Enterprise Select Fund	5.77	0.13	13.67	n. a.	3.00	(9/28/07)	1.31

Royce Opportunity Select Fund	16.75	-2.14	n. a.	n. a.	13.29	(8/31/10)	1.16

Russell 2000 Index	8.53	-2.08	17.80	0.54	7.00		n.a.

Russell Global Small Cap Index	6.06	-11.04	12.66	-2.55	8.69		n.a.

Russell 2500 Index	8.31	-2.29	19.06	1.18	8.01		n.a.

Royce Select Fund I’s average annual total return since inception (11/18/98) was 13.07%.
1 Not annualized

Important Performance, Expense and Risk Information
 All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the respective Fund. Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Annual operating expenses reflect each Fund’s total annual operating expenses as of the most current prospectus and include management fees based on 12.5% of their pre-fee, high-watermark total returns in 2011, (+11.60% for Royce Select Fund I, +8.88% for Royce Select Fund II, +6.56% for Royce Global Select Long/Short Fund, +10.40% for Royce Enterprise Select Fund, and +7.68% for Royce Opportunity Select Fund). The management fee can vary significantly from year to year based on the Fund’s performance. For Royce Select Fund II and Royce Opportunity Select Fund, total annual operating expenses included dividends on securities sold short, acquired fund fees and expenses, and interest expense on borrowings. For Royce Global Select Long/Short Fund, total annual operating expenses included dividends on securities sold short and interest expense on borrowing. For Royce Enterprise Select Fund total annual operating expenses included interest expense on borrowings. Actual management fees will depend on each Fund’s future returns. Royce & Associates has contractually agreed to absorb all other operating expenses of each Select Fund, other than acquired fund fees and expenses, dividend expenses relating to any short selling activity and interest expense on borrowings of these Funds. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by any applicable Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies.

Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the Prospectus). The Funds may sell securities short which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales present unlimited risk on an individual stock basis since the Funds may be required to buy the security sold short at a time when the security has appreciated in value. Please read the Prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2500 Index is an index of domestic small to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index. The Russell Global Small Cap Index is an index of global small-cap stocks. Index returns include net reinvested dividends and/or interest income. Distributor: Royce Fund Services, Inc.

This page is not part of the 2012 Semiannual Report to Shareholders

Portfolio Characteristics	As of June 30, 2012

	Portfolio Composition

CATEGORY	Market Cap	Foreign		Portfolio
Fund	Breakdown	Securities		Approach	Volatility

QUALIFIED INVESTOR

Royce Select Fund I		0%	35%	Limited	Lower

Royce Select Fund II		0%	100%	Limited	Moderate

Royce Global Select Long/Short Fund		0%	100%	Limited	Moderate

Royce Enterprise Select Fund		0%	35%	Limited	Lower

Royce Opportunity Select Fund[1]		0%	35%	Limited	—

1 The Fund does not have the three years of history required for calculating a volatility score.

Market Cap Breakdown Key: Micro-Cap Small-Cap Mid-Cap Large-Cap
Investment Universe
Micro-Cap: Market Caps up to $750 million

Small-Cap: Market Caps between $750 million and $2.5 billion

Mid-Cap: Market Caps between $2.5 billion and $15 billion

Large-Cap: Market Caps greater than $15 billion

Foreign Securities: Foreign securities are those securities that do not trade on a U.S. exchange, trade outside the U.S. and/or are issued by companies that are domiciled outside the U.S.

Portfolio Approach
Limited: A limited portfolio at Royce is one that either (i) generally invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

Volatility
Each Fund’s volatility is measured using Morningstar’s Risk Ratio, which measures variations in a fund’s monthly returns, with an emphasis on downside performance. Each Royce Fund’s overall Risk Ratio is a weighted combination of its three-, five- and 10-year scores, if applicable. For Royce Select I, results reflect its score compared with all small-cap objective funds tracked by Morningstar with at least three years of history (369 funds as of 6/30/12). For Royce Global Select Long/Short Fund and Royce Select Fund II all world stock funds with weighted average market-caps of less than $5 billion tracked by Morningstar that have at least three years of history (25 funds as of 6/30/12) are included. For Royce Enterprise Select Fund, all mid-cap stock funds with weighted average market-caps between $750 million and $10 billion tracked by Morningstar that have at least three years of history (403 funds as of 6/30/12 ) are included. We consider funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility; and those in the bottom third to have high volatility.

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Semiannual Review

Letter to Our Shareholders	3

Postscript: Is the Business Cycle Dead?	Inside Back Cover

Semiannual Report to Shareholders	9

The Select Choice—Royce’s Qualified Investor Funds
Royce’s Qualified Investor Funds incorporate the same fundamental investment disciplines of our core long-only offerings with added flexibility—the Funds may also short stocks and use leverage.
     When they choose to, the Funds’ portfolio managers can seek to profit from both positive and negative views of an enterprise that develop out of the normal course of our investment due diligence. This increased investment flexibility provides more efficient use of Royce’s in-depth research process, while also presenting opportunities for an enhanced portfolio.
     Each Qualified Investor Fund seeks long-term growth of capital and may invest in both long and short positions in equity securities. The long portion of each portfolio is primarily invested in a limited number (generally less than 100) of smaller companies. Short portions may include individual equity securities and pooled investment vehicles, such as ETFs.

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Charles M. Royce, President

We have often stressed the importance
of capital preservation in asset
management, arguing that not
losing money is as critical as making
it grow. Implicit in this belief is the
idea that capital preservation is
mostly synonymous with preserving
purchasing power. However, we now
find ourselves in a very non-traditional
investment environment, an age
marked by near-zero interest rates;
regular, short-term bursts of volatility
for equities; and relentless money
printing on the part of the developed
world’s central banks.

While this has not altered our view
of the significance of risk aversion,
it has led us to ask if at this moment
in history capital preservation and
preservation of purchasing power
should be defined differently.
The answer approaches what we
think is one of the most
underappreciated risks to which
investors are now subject: the potential
for meaningful loss in the future
purchasing power of investments.

Continued on page 4. . .

Letter to Our Shareholders

“I Read the News Today, Oh Boy.”
Another dismal summer has dawned with spring having brought a wave of worries back to the market for the third consecutive year. Karl Marx—as canny an observer of the global scene as he was a checkered prognosticator of its future—wrote in 1852 that all events in history occur twice: the first time as tragedy, the second as farce. Allowing for the accuracy of this observation, what are we then to make of this third round of wobbly recovery, sluggish markets, panic-stuffed headlines, and the by now reflexive anxiety about the potential horrors of European debt for the world economy? What lies beyond farce, other than lousy returns, high correlation, and growing numbers of investors disenchanted with equities? To this kind of question, too many investors have no answer, having lost not only their belief in the viability of investing in stocks, but also in the prospects for the global economy.
    Indeed, one unfortunate result of the contagion of uncertainty has been the erosion of confidence in the ability of equities to deliver returns that will beat inflation and build wealth over the long term. On May 7, a USA Today headline asked and answered, “Invest in stocks? Forget About It.” It was not quite as damning as the now infamous Business Week cover from August 1979 that proclaimed “The Death of Equities,” but the overall message was not much happier: “Wall Street’s long-running story about how stocks are the best way to build wealth seems tired, dated and less believable to many individual investors.” And the USA Today piece was published early in May, just before the current bear bit down most sharply. The implicit assumption that the best days for the stock market may be (way) behind it seems to us to be the distinguishing feature of this third round of poor results for most equities. Panic has given way to a shrug of resignation. This stance sees equity investing as a mug’s game, even if the alternatives—Treasuries, bonds, money markets, etc.—are not much more attractive or profitable.
    Such a belief—as ultimately wrong-headed as we think it is—has the advantage that recent history, as far back as five years, is on its side. With a few exceptions, there is simply not much of a defense for equity investing as a whole since the respective index peaks in 2007. The explanation for why the market has been so troublesome and unprofitable seems simple: The world is still emerging from the most serious economic crisis since the Great Depression. Yet this account may be in equal parts true and unhelpful, at least to anyone who had been looking for a way to safely and effectively grow capital during the last few

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With so much attention being paid to
preservation of capital, too little has
been placed on what that capital, once
returned, will actually be worth.

For more than three decades, an
investment vehicle provided highly
consistent returns with such low
volatility that they were nearly devoid
of risk—U.S. government bonds,
specifically Treasury securities. They
were the instruments that possessed
that highly desired standard, "the
risk-free rate of return." The currently
volatile investment climate has
greatly expanded the appeal of this
designation. Investors trying to
cope with the economic uncertainty
and asset-price volatility caused
by the bursting credit bubble have
grown increasingly sensitive to the
possibilities of capital loss.

Yet if history is any proxy—and we
believe that it is—a healthy degree
of skepticism should greet the notion
that Treasuries remain risk free or
provide an acceptable rate of return.
If nothing else, the lens through which
we see them needs to be adjusted to
include the growing uncertainty of
ultimate purchasing power (of real
goods and services) of the currency in
which they are denominated.

Continued on page 6. . .

Letter to Our Shareholders

years, which helps to explain why panic and resignation are symptoms of the same fatalism that has gripped investors since the early days of the mortgage and banking crisis in 2008.
    We understand the pessimism and the unwillingness to take risks on the part of so many investors today. At the same time, we still see many of the same positive signs that have been inspiring our confidence about stocks and the economy as a whole since the spring of 2010. By taking the long view (a common perspective for us), we can offer, in addition to a Nostra Culpa for much recent fund performance, the benefit of nearly 40 years of small-cap value investing. Our collective experience tells us that this highly volatile, tightly correlated, range-bound market will be remembered as being as anomalous as it has been painful, one that tends to occur once or twice a century. It does not, in our view, change the fact that stocks remain the single best way of building wealth over the long run. We know that in the current environment these words may sound hollow or even self-serving. We are more than willing to assume that risk in the hope that investors will continue to look to equities (and to our portfolios) as effective and ultimately successful ways to invest in the years to come.

“They’ve Been Going in and out of Style”
The kind of dynamic rally that ushered out the first half of 2012 is always guaranteed to raise a smile, even if it could not completely erase earlier losses in the second quarter, losses that spoiled a promising upswing that lasted through most of the year’s opening quarter. Indeed, lack of direction has arguably been the most distinguishing characteristic of the recent market. Still, the major U.S. indexes finished the year-to-date period ended June 30, 2012 in decent condition, as did their overseas counterparts. Domestic small-caps brought up the rear. The Russell 2000 Index was up 8.5% in the first half, compared to respective gains of 9.4% and 9.5% for the large-cap Russell 1000 and S&P 500 Indexes and an electrifying 12.7% for the Nasdaq Composite.
    It was an interesting road for each index. The first quarter extended a rally that began following the October 2011 lows. Small-cap trailed, though its 12.4% gain was its best opening quarter since 2006. It was also not far behind its large-cap counterparts. The Russell 1000 rose 12.9%, and the S&P 500 gained 12.6%. The Nasdaq was especially impressive, notching an 18.7% increase for the quarter. We were among those hopeful souls who saw a nearly six-month bull run and thought that maybe the market was ready for some consistent recovery. Yet April and May were cruel months, the latter especially so, as the now-traditional spring downturn caused by concerns about European debt and the state of the American and Chinese economies spoiled the party and tamped down returns. (If not for the rally on the final trading day of June, that month would also have been less solidly in the black.) That rally was welcome—they always are—but second-quarter returns were still negative. The Nasdaq led on the downside, falling 5.1%, while the Russell 2000 slipped 3.5%. Large-caps held their value a bit better, with the Russell 1000 losing 3.1% and the S&P 500 declining 2.8%. So the first half concluded with a bang, but still left investors whimpering about the future.
     Looking at longer-term returns, this uncertainty has been well-earned. While three- and 10-year average annual total returns for the major indexes were solid-to-strong, one-, five-,

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and 12-year results for the periods ended June 30, 2012 were generally poor. The 12-year period—not a period that we, or anyone else, usually discusses—is instructive because it encompasses the Internet Bubble, the subsequent recovery, the recession that was followed by the financial crisis, and the market’s herky-jerky, volatile aftermath. So we think it is worth pointing out that for the 12-year period ended December 31, 2011, the average annual total return for the S&P 500 was its lowest since the end of World War II (beginning with the period from the end of 1945 through the end of 1957). Small-cap returns for that same period ended December 31, 2011 for the Russell 2000 and the CRSP 6-10, a small-cap proxy that dates back to the 1920s, were among the worst for both since the launch of the Russell 2000 on December 21, 1978 and since the end of 1945 for the CRSP 6-10.
Our collective experience tells us that this highly volatile, tightly correlated, range-bound market will be remembered as being as anomalous as it has been painful, one that tends to occur once or twice a century. It does not, in our view, change the fact that stocks remain the single best way of building wealth over the long run.
     Recent performance for the two non-U.S. indexes that we track followed patterns similar to their domestic cousins, though with more muted results. This was not entirely surprising considering both Europe’s ongoing travails and worries about the pace of growth in China. Non-U.S. small-caps enjoyed an advantage over their large-cap siblings, with the Russell Global ex-U.S. Small Cap up 4.8% for the year-to-date period ended June 30, 2012 versus a 2.7% gain for the Russell Global ex-U.S. Large Cap Index. Both indexes enjoyed strong first-quarter results. The Russell Global ex-U.S. Small Cap Index rose 14.4%, and the Russell Global ex-U.S. Large Cap Index was up 11.5% in the first three months of 2012. Each index’s second quarter was far more difficult, as Europe’s troubles registered more dramatically outside the U.S. Small-cap lost a bit more in the downturn, with the Russell Global ex-U.S. Small Cap Index falling 8.5%, while the Russell Global ex-U.S. Large Cap Index was down 7.9%.

     U.S. mid-caps performed well on an absolute basis, though they were behind the domestic micro-cap, small-cap, and large-cap indexes in the first half. The Russell Midcap Index gained 8.0% through the end of June. Like the domestic indexes, they enjoyed a strong first quarter, up 12.9%, before slipping in the second quarter with a loss of 4.4%. Considering both the significant volatility and the unpopularity of stocks, the strength of micro-cap stocks was something of a surprise in the first half. Year-to-date through June 30, 2012, the Russell Microcap Index gained an impressive 13.0%. That the index accomplished this feat with stronger and steadier quarterly performances was equally notable: the Russell Microcap climbed 15.3% in the first quarter and fell only 2.0% in the bearish second.
Our expectation is for a less extreme, more historically normal phase, without so many of the stomach-churning drops followed by equally steep upticks that we saw last summer and fall and have seen so far in 2012. It is worth noting that a more historically normal range is one in which we think our funds can generate strong absolute and relative performance over the long run.

“The Act You’ve Known for all these Years...”
If only our own portfolios had done as well. On an absolute basis, the Funds in this Semiannual Review and Report posted results that ranged from uninspiring to strong in the first half. With the exception of Royce Opportunity Select Fund, relative performance was a more significant issue. Normally, this does not trouble us. Long ago, we accepted that our disciplined approaches to stock selection would result in out-of-sync moments against our

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This risk, one for which we have a
healthy respect over the intermediate
term, is the ominous combination
of ongoing currency debasement
and acceleration in inflationary
pressures. These could erode the
purchasing power of non-productive
assets. Central banks around the
world, with the U.S. Federal Reserve
a primary contributor, have been
pumping liquidity into the capital
markets through a combination of
historically low interest rates
and quantitative easing or, more
simply stated, money printing.

Headline inflation numbers have
remained subdued due to the
continuing struggles in the labor
market and stubbornly weak housing
markets, but commodity inflation
has been on the rise. With the recent
uptick in U.S. leading economic
indicators and encouraging signs of
stability and improvement in
the housing market, it would
not take much to see a more
broad-based uptick in inflation.

So while U.S. government bonds
are likely to continue to pay
their meager coupons and return
principal on schedule, the value
of what is being returned to
investors will be declining.

Continued on page 8. . .

Letter to Our Shareholders

portfolios’ respective benchmarks. Our goal has always been strong absolute performance over long-term periods. If we met that standard, then relative results would most likely not be an issue, at least over long-term time spans. We have also been glad to accept the historical trade-off in which underperformance was more common for our Funds during short-term periods of 18 months or less, while outperformance was more typical over full market cycle and other long-term periods of three years or more. For too many time periods ended June 30, 2012, that history has become too exclusively long-term, even for us. Three-year results were fine on an absolute basis in most cases, but trailed on a relative score, while the five-year returns were solid on a relative basis, but underwhelming at best using the absolute standard that we prefer. With significant investments in all of our Funds, we share our investors’ frustrations with recent results.

2012 YEAR-TO-DATE TOTAL RETURNS FOR THE ROYCE SELECT FUNDS VS. BENCHMARK INDEXES As of 6/30/12

[1] Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Select Fund II at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights.

Those areas of the market in which we have seen both high quality and compelling valuations during the last three-to-five years—energy companies in particular—were among the worst performers in the first half, with net losses in some cases stretching back even further. Many of these stocks remain in our portfolios, as their attractive valuations and our ongoing high regard have combined to keep turnover low. In many cases, we have been building, or at least maintaining, positions in those businesses in which we have the highest conviction. As has been our practice since the 1970s, we are keeping our focus on company fundamentals. We seek companies that look capable of surviving adversity and flourishing when their fortunes change. Those that generate free cash via high returns on capital can give investors a return in the form of dividends, take advantage of their low valuation by buying back stock, or make acquisitions to grow their business when organic growth is harder to come by. Strong fundamentals mean these companies have the necessary tools to make it through difficult periods and emerge stronger.

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While many of our recent efforts have not been successful, nothing about the way that we select stocks has changed, including our insistence on rock-solid fundamentals in the companies that we choose. Selectiveness, patience, and discipline remain our watchwords.

Getting Better
Through all manner of markets—many of which were thought to establish a “New Normal”—we have never wavered in our convictions. We still believe that equities remain the best way—maybe the only way—to beat inflation and build wealth over the long term.
We do not know how much longer markets and economies will remain so uncertain. The fiscal turmoil that continues to haunt Europe has been hampering equity markets across the globe and contributing to the tight range of returns that have nonetheless demonstrated ample levels of volatility. The fragile recovery here in the U.S. has also played a role, as has the recent deceleration of the Chinese economy. These major macro events, which have been the dominant influence on investors’ behavior over the last three years, largely account for why stocks have struggled to create any direction for longer than a few months. Instead, markets have been mired in a pattern of short-term swings in which they have moved straight up or straight down, and for no longer than a few months at a time.
     One consequence of this closely correlated, range-bound cycle is that our Funds have not had the time to create the spread that we would usually seek to build through a full market cycle. However, we think that as Europe meets its challenges and as the U.S. begins to get its own fiscal house in order, which is not likely to happen until after the election, we will escape this range and move toward a more lasting upswing. Our expectation is for a less extreme, more historically normal phase, without so many of the stomach-churning drops followed by equally steep upticks that we saw last summer and fall and have seen so far in 2012. It is worth noting that a more historically normal range is one in which we think our funds can generate strong absolute and relative performance over the long run. We would like to think that long-term history is on our side in this assessment.

Good Morning, Good Morning
Obviously we would all like to reach a more hospitable market climate soon. As always, patience is critical. Indeed, the ability to be patient is probably the single most important quality that an investor who seeks strong long-term returns can possess. It is easy to talk about the importance of patience and discipline when markets are solid and portfolios are doing well. Yet at some point, these things will change, and both will be tested, as they have been in this market. It has been a very difficult time, but we believe it will pass. When it does, our disciplined approach will remain and, we believe, be effective.
It is easy to talk about the importance of patience and discipline when markets are solid and portfolios are doing well. Yet at some point, these things will change, and both will be tested, as they have been in this market. It has been a very difficult time, but we believe it will pass. When it does, our disciplined approach will remain and, we believe, be effective.
     As we approach our 40th anniversary as a firm this coming November, we look back at what we have seen—the “Nifty Fifty” market of the ’70s, Black Friday in the’80s, the first stirrings of the Internet boom in the ’90s, the horrific events of 9/11, our current era of uncertainty, and much, much more. Through all manner of markets—many of which were thought to establish a “New Normal”—we have never wavered in our convictions.

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For the first time in almost 30
years, we think that investors risk
meaningful losses in that portion
of their investment portfolio they
deem to be the safest.

Commodities offer one possible
way to protect against the loss of
purchasing power caused by currency
debasement. Unsurprisingly,
however, we prefer assets that are
inherently productive and flexible
and can adjust quickly to changing
pricing environments. To us,
investments in quality companies
that possess embedded pricing power
and high returns on their invested
capital look to be some of the best
investments to protect, and grow,
purchasing power. We believe they
need much broader representation in
investors’ asset allocation.

Letter to Our Shareholders

We still believe that equities remain the best way—maybe the only way—to beat inflation and build wealth over the long term. (We also think that equities are capable of beating the fixed income markets over the next five years.) Our guess is that stocks can deliver returns in the mid- to upper-single digits, which we think would be respectable on an absolute basis and, equally important, higher than the rate of inflation. When things are working well, the underlying parts of an equity portfolio, the companies themselves, can act as compounding machines—compounding book value, returns on equity, etc. We are confident that we can create portfolios that can grow commendably, especially in the more historically typical market climate that we believe we will eventually see.

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

July 31, 2012

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Semiannual Report to Shareholders

Managers’ Discussions of Fund Performance

Royce Select Fund I	10

Royce Select Fund II	12

Royce Global Select Long/Short Fund	14

Royce Enterprise Select Fund	16

Royce Opportunity Select Fund	18

Schedules of Investments and Financial Statements	20

Notes to Financial Statements	36

Understanding Your Fund’s Expenses	40

Trustees and Officers	41

Board Approval of Investment Advisory Agreements	42

Notes to Performance and Other Important Information	44

The Royce Funds 2012 Semiannual Report to Shareholders | 9

Royce Select Fund I

QUALIFIED INVESTOR Qualified Investor Funds use a performance fee structure with a specific portfolio management style. AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			2.78%

One-Year			-7.36

Three-Year			13.20

Five-Year			4.09

10-Year			10.57

Since Inception (11/18/98)			13.07

ANNUAL EXPENSE RATIO

Operating Expenses			1.45%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS1	Year	RS1

2011	-3.6%	2004	19.1%

2010	18.2	2003	48.7

2009	39.6	2002	-15.8

2008	-25.9	2001	24.5

2007	10.7	2000	15.0

2006	15.0	1999	35.4

2005	10.9

TOP 10 POSITIONS % of Net Assets

Intrepid Potash			2.7%

Alleghany Corporation			2.6

GrafTech International			2.5

Warnaco Group (The)			2.5

AZZ			2.4

Reliance Steel & Aluminum			2.3

Oil States International			2.2

Helmerich & Payne			2.2

Bio-Rad Laboratories Cl. A			2.1

Tetra Tech			2.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			22.0%

Information Technology			19.8

Materials			14.6

Energy			10.4

Consumer Discretionary			10.3

Financials			6.7

Health Care			3.9

Consumer Staples			1.2

Cash and Cash Equivalents			11.1

Manager’s Discussion
The first half was somewhat frustrating for the limited portfolio of Royce Select Fund I (RS1). The Fund gained 2.8% for the year-to-date period ended June 30, 2012, trailing the Russell 2000 Index, its small-cap benchmark, which rose 8.5% for the same period. Although the markets have been tightly correlated over the last couple of years, those attributes that we seek for portfolio holdings—strong balance sheets, established records of earnings, the ability to generate free cash flow, and high returns on invested capital—have not been strongly in favor. One consequence of this was that, over the last three quarters, RS1 followed a similar pattern to its benchmark, while underperforming in both up and down markets.
     The year began on a positive note, extending the rally that began following 2011’s small-cap market low on October 3. The Fund rose 11.5% in the first quarter of 2012, behind the 12.4% rise for the Russell 2000. The bull phase ended, or was at least derailed, on March 26, 2012, just before the end of the first quarter. This made for a markedly bearish second quarter, despite a furious rally on the last day of trading in June. For the third consecutive year, a market rally was rudely interrupted by fears of European defaults and questions about the pace of growth here in the U.S. and in China. During the second quarter, RS1 fell 7.8% (with most of its losses coming in a particularly brutal May) versus a loss of 3.5% for its small-cap benchmark. This was disappointing not only because the Fund underperformed, but also because we take great pride in the portfolio’s historical track record during both down markets and down quarters. Unfortunately, the recent run of risk-on, risk-off behavior has prevented the market from establishing any consistent direction. This was a factor in RS1’s second-quarter slide.
     Longer-term returns were better on a relative basis and were impressive on an absolute basis for the 10-year and since inception (11/18/98) periods ended June 30, 2012. From the previous small-cap peak on July 13, 2007 through April 29, 2011, the Fund gained 32.9% versus 6.6% for the Russell 2000. From that same peak through June 30, 2012, RS1 climbed 19.3%, while its benchmark managed a slim gain of 0.04%. The Fund outperformed the small-cap index for the five-, 10-year and since inception periods ended June 30, 2012. RS1’s average annual total return since inception was 13.1%.
     Only three of the Fund’s sectors—Materials, Energy, and Consumer Discretionary—were in negative territory at the end of June, though net losses were modest. At the industry level,

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 06/30/12[1]

AZZ	0.62%

Valmont Industries	0.56

IPG Photonics	0.47

ICON ADR	0.46

ShawCor Cl. A	0.43

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of its pre-fee, high watermark return of 11.60% in 2011. The management fee can vary significantly from year to year based on the Fund’s performance. The Fund’s total annual operating expense ratio of 1.45% consisted of the management fee. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and interest expense on borrowings, when applicable. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

10 | The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

the metals & mining group notched a sizable net loss, which was mitigated somewhat in the Materials sector by a respectable net gain for holdings in the chemicals group. Road & rail stocks were the next-largest detractors at the industry group level. In contrast, the Information Technology sector led all by a comfortable margin, followed by solid contributions from the Financials, Health Care, and Industrials sectors and a smaller net gain from Consumer Staples. In addition to chemicals companies, the electronic equipment & components group, insurance companies, machinery stocks, and life sciences, tools & services businesses all posted net gains in the first half.
     The Fund’s two most significant detractors came from the otherwise strong Industrials sector. Arkansas Best is a shipping and transport company that has been struggling through a difficult period for its industry, with investors motoring away from its shares as revenues declined. Seeing more attractive opportunities elsewhere, we sold our shares in June. We showed our more positive view of the long-term prospects for top-ten holding GrafTech International, which manufactures synthetic and natural graphite and carbon based products that are used to produce steel, by building our position. The company experienced slowing steel demand and capacity utilization, which may have made its second-half guidance too optimistic. As our investment horizon extends well past the end of 2012, we were comfortable adding shares at what we thought were appealingly low prices.
      Industrials was the Fund’s largest sector at the end of June. It experienced weakness during the market’s recent risk-off periods, which gave us opportunities to add to existing names. We were most active in those businesses that we believe dominate their market niches, possess global reach, and are poised to benefit not only from the U.S. manufacturing revival, but also from revived industrial activity in developing economies. In addition, we held several asset-light businesses, such as freight forwarders and professional services firms. We began to reduce our position in AZZ during May as its price began to climb. The company makes electrical and industrial products and provides galvanizing services to the steel fabrication industry. Rising revenues and earnings, including earnings for the fiscal first quarter of 2013 that exceeded Wall Street estimates, helped to keep its share price on the move. Valmont Industries—RS1’s eleventh-largest holding at the end of June—produces fabricated metal products, pole and tower structures, and mechanized irrigation systems. The global reach of its core businesses, as well as improving earnings, helped to keep its price on the rise through most of the first half.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 06/30/12[1]
Arkansas Best	-0.67%

GrafTech International	-0.58

Major Drilling Group International	-0.41

Cliffs Natural Resources	-0.39

Helmerich & Payne	-0.39

[1] Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Net Assets		$48 million

Number of Holdings		66

Turnover Rate		29%

Average Market Capitalization[1]		$1,623 million

Weighted Average P/E Ratio[2,3]		12.4x

Weighted Average P/B Ratio[2]		1.7x

U.S. Investments (% of Net Assets)		79.1%

Non-U.S. Investments (% of Net Assets)		9.8%

Ticker Symbol		RYSFX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	RS1	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.26	0.11	0.24

Standard Deviation	21.93	24.37	21.73

[1] Five years ended 6/30/12. Category Median and Best Decile Breakpoint based on 349 small-cap objective funds (oldest class) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RS1	4.09%	21.93	0.19

Russell 2000	0.54	24.90	0.02

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Semiannual Report to Shareholders | 11

Royce Select Fund II

QUALIFIED INVESTOR Qualified Investor Funds use a performance fee structure with a specific portfolio management style. AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			5.41%

One-Year			-6.19

Three-Year			11.14

Five-Year			2.00

Since Inception (6/30/05)			5.70

ANNUAL EXPENSE RATIO

Operating Expenses			1.30%

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS2	Year	RS2

2011	-14.0%	2008	-33.4%

2010	21.0	2007	-5.5

2009	66.6	2006	19.8

TOP 10 LONG POSITIONS % of Net Assets

Ancestry.com			2.9%

Market Vectors Junior Gold Miners ETF			2.1

Teradyne			2.1

Industrea			2.1

RPC			2.0

Sprott			2.0

Benihana			2.0

Hochschild Mining			1.8

Photronics			1.8

Minth Group			1.8

SHORT POSITIONS % of Net Assets

Financial Select Sector SPDR Fund			-1.0%

PowerShares QQQ Trust, Series 1			-0.9

LinkedIn Corporation			-0.9

Simon Property Group			-0.9

iShares Russell Microcap Index Fund			-0.8

VF Corporation			-0.8

iShares Barclays 20+ Year Treasury Bond Fund			-0.4

lululemon athletica			-0.3

PORTFOLIO SECTOR BREAKDOWN[1] % of Net Assets

Information Technology			30.1%

Consumer Discretionary			18.7

Industrials			12.6

Materials			12.3

Energy			8.4

Financials			7.2

Health Care			1.9

Consumer Staples			1.4

Miscellaneous			3.9

Cash and Cash Equivalents			3.5

[1] Long positions only

Manager’s Discussion
Royce Select Fund II (RS2) gained 5.4% for the year-to-date period ended June 30, 2012 versus an 8.5% increase for its domestic small-cap benchmark, the Russell 2000 Index, and a 6.1% rise for its global small-cap benchmark, the Russell Global Small Cap Index, for the same period. (The Fund has the ability to invest in U.S. and/ or foreign securities, and since May 1, 2011 there has been no limit to its foreign exposure. As such, we have introduced the Russell Global Small Cap Index as an additional benchmark. At the end of the semiannual period, 34.0% of the Fund’s net assets were held in non-U.S. investments.) While RS2 posted a solid result on an absolute basis, its relative performance was mildly disappointing. The bull market, which began following the small-cap low on October 3, 2011, lasted through most of 2012’s opening quarter, with small-cap reaching its first-half high on March 26. In 2012’s first quarter, RS2 rose 11.7%, while the Russell 2000 climbed 12.4%, and the Russell Global Small Cap gained 13.7%.
      Our initial take was that the confluence of improving economic data and the resurgence for equities were signs that the market was at last establishing sufficient momentum to keep moving upward for more than two quarters at a time. Unfortunately, our optimism was checked once another wave of worries about European sovereign debt, the state of the U.S. economy, and decelerating growth in China washed over the market. As they did in 2010 and 2011, these concerns made for a volatile, mostly dismal second quarter for equities. Prior to the furious rally on the final day of June, share prices fell through much of the second quarter, with May being especially negative. RS2 fell further behind its domestic benchmark in this period, losing 5.7% compared to a 3.5% decline for the Russell 2000. However, RS2 did beat the Russell Global Small Cap, which declined 6.7%, in the second quarter.
      The Fund’s longer-term results were better on a relative basis. In the last domestic small-cap market cycle, RS2 handily outpaced both of its benchmarks. From the previous U.S. small-cap market peak on July 13, 2007 through the last small-cap peak on April 29, 2011,

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 06/30/12[1]

Charming Shoppes	0.76%

Industrea	0.62

ASM International	0.58

Simplo Technology	0.49

Foxconn Technology	0.45

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Select Fund II at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses as of most current prospectus and include the Fund’s management fee based on 12.5% of the Fund’s pre-fee, high watermark return of 8.88% in 2011. The management fee can vary significantly from year to year based on the Fund’s performance. The Fund’s total annual operating expense ratio of 1.30% consisted of the management fee, dividends on securities sold short, interest expense on borrowings, and acquired fund fees and expenses. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund, acquired fund fees and expenses and interest expense on borrowings, when applicable. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

12 | The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

the Fund gained 27.0% versus a gain of 6.6% for the Russell 2000 and a loss of 0.9% for the Russell Global Small Cap. RS2 was ahead of both small-cap indexes for the five-year and since inception (6/30/05) periods ended June 30, 2012. The Fund also outperformed the Russell Global Small Cap for the one-year period ended June 30, 2012.
      All but two of the Fund’s nine equity sectors finished the first half in positive territory. Information Technology led all sectors by a healthy margin, boosted by strong contributions from computers & peripherals stocks, semiconductors & semiconductor equipment companies, and electronic equipment, instruments & components businesses. The sector was also home to the industry group with the largest net losses for the period, communications equipment companies, which is where one finds Comba Telecom Systems Holdings. Comba, a top-20 holding at the end of June, is one of the leading wireless coverage solution providers in China, specializing in products that enhance mobile network coverage. The company has been under pressure of late due to year-over-year declines in capital expenditures from China Mobile and increased competition. Optimistic about the long-term prospects for China as a whole and this company’s business, we substantially increased our stake throughout the first half.
     Results for the Energy and Financials sectors were hampered by respective net losses in the energy equipment & services group and real estate investment trusts (REITs). Losses in the latter group were particularly frustrating because REITs are not an area in which we have had much interest historically, and outside the portfolio they were among the market’s top-performing industries in the first half. Helmerich & Payne endured tougher times for its share price than it did in its business operations. The Fund’s eleventh-largest holding at the end of June, the company is one the of the largest land drillers in the U.S. and also provides contract drilling for oil and gas wells in the Gulf of Mexico and South America. While its business has slowed a bit, the long-term outlook is positive, though impatient investors disregarded that view.
     Charming Shoppes is the largest plus-size retailer of women’s clothing in the U.S. After announcing plans in early December 2011 to conduct a strategic financial review, the firm was acquired by Ascena Retail Group in June. Headquartered in Queensland, Australia, Industrea Limited comprises a group of rapidly expanding companies that provide specialized mining services and products, with a focus on open-cut and underground mining productivity and safety. The company announced it was being acquired in the first half of 2012. After initiating a position in April, we added shares of online family history research business Ancestry.com to the point where it was the portfolio’s largest holding at the end of June.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 06/30/12[1]

Comba Telecom Systems Holdings	-0.97%

Helmerich & Payne	-0.47

EVA Precision Industrial Holdings	-0.45

Market Vectors Junior Gold Miners ETF	-0.45

Simon Property Group	-0.42

[1] Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Net Assets		$3 million

Number of Holdings		86

Turnover Rate		58%

Average Market Capitalization[1,4]		$900 million

Weighted Average P/E Ratio[2,3,4]		11.6x

Weighted Average P/B Ratio[2,4]		1.6x

Ticker Symbol		RSFDX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/12).
[4] Long positions only

MORNINGSTAR STATISTICAL MEASURES[1]

	RS2	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.17	0.11	0.16

Standard Deviation	25.48	24.37	23.17

[1] Five years ended 6/30/12. Category Median and Best Quartile Breakpoint based on 349 small-cap objective funds (oldest class) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RS2	2.00%	25.48	0.08

Russell 2000	0.54	24.90	0.02

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

PORTFOLIO COUNTRY BREAKPOINT[1,2] % of Net Assets

United States		62.5%

Hong Kong		7.3

China		5.3

Canada		5.0

United Kingdom		4.3

[1] Represents countries that are 3% or more of net assets.
[2] Long positions only are represented above and except in the case of ETF’s securities are categorized by the country of their headquarters.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages(%)

The Royce Funds 2012 Semiannual Report to Shareholders | 13

Royce Global Select Long/Short Fund (Formerly Royce Global Select Fund)

QUALIFIED INVESTOR Qualified Investor Funds use a performance fee structure with a specific portfolio management style. AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			3.38%

One-Year			-16.74

Three-Year			14.15

Five-Year			2.93

Since Inception (6/30/05)			9.82

ANNUAL EXPENSE RATIO

Operating Expenses			0.98%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGS	Year	RGS

2011	-17.8%	2008	-34.4%

2010	33.2	2007	18.2

2009	56.1	2006	19.4

TOP 10 LONG POSITIONS % of Net Assets

Santen Pharmaceutical			3.2%

Semperit AG Holding			3.1

FamilyMart			2.9

Jupiter Fund Management			2.8

Mayr-Melnhof Karton			2.7

Ashmore Group			2.6

USS			2.5

Value Partners Group			2.3

Hochschild Mining			2.2

Helmerich & Payne			2.2

TOP 10 SHORT POSITIONS % of Net Assets

ProShares Ultra Health Care			-1.9%

ProShares Ultra MSCI Emerging Markets			-1.9

Ultra Oil & Gas ProShares			-1.8

iShares MSCI Canada Index Fund			-1.4

Toll Brothers			-1.2

Deluxe Corporation			-1.0

Accenture Cl. A			-1.0

Panera Bread Cl. A			-1.0

United Rentals			-0.9

Simon Property Group			-0.9

PORTFOLIO SECTOR BREAKDOWN[1] % of Net Assets

Materials			21.0%

Industrials			14.8

Financials			14.2

Consumer Discretionary			13.3

Health Care			10.9

Information Technology			9.0

Consumer Staples			8.5

Energy			7.6

Miscellaneous			2.5

Cash and Cash Equivalents			-1.8

[1] Long positions only

Manager’s Discussion
Global markets saw significant volatility in the first half of 2012. Royce Global Select Long/Short Fund (RGS), formerly Royce Global Select Fund, finished the year-to-date period ended June 30, 2012 up 3.4%, trailing its global small-cap benchmark, the Russell Global Small Cap Index, which gained 6.1% for the same period. This was a disappointing outcome on a relative basis. The portfolio’s poor showing in the more tumultuous second quarter, the kind of bear phase in which the Fund has historically held its value more effectively, was the primary source of our displeasure. Two areas in the portfolio with some overlap—non-U.S. investments and holdings in the Energy sector—detracted most from results in the first half. The portfolio had a large exposure to energy services companies and also remained more heavily invested in non-U.S. stocks compared to its benchmark. The Fund’s non-U.S. investments accounted for 90.7% of net assets at the end of June versus 62.5% for the Russell Global Small Cap.
     The year’s first half was wildly eventful, even if the events and pattern of market returns were something of a repeat of what we saw in both 2010 and 2011. Share prices rose through the bulk of the first quarter, extending a bull run that began early in last year’s fourth quarter. In fact, domestic small-caps reached their first-half high on March 26. The dynamic opening quarter of 2012 saw the Fund gain 12.7%, somewhat keeping pace with its benchmark, which rose 13.7%. April brought more volatility, and by May (the worst month of the year so far) the markets were struggling to hold on to first-quarter gains. The by-now usual suspects were guilty—the market once again reeling from anxiety over European sovereign debt, worries about the fragility of the economic recovery here in the U.S., and concerns over the slowing pace of growth in China’s economy. June offered some respite from this, as the final day of the month saw a dynamic rally spurred by word from Europe that more was being done to address the ongoing debt woes of Spain and Italy.
     This resulted in a mostly pleasant June, but a negative second quarter in which the Fund fell 8.3%, while the Russell Global Small Cap lost 6.7%. Those areas of the market in which we have found the most attractive qualities trading at highly compelling valuations—notably in the Energy sector—were among the hardest hit during this bearish period. Investors seemed to lose all interest in quality, and several holdings failed to offer the sort of downside protection we regularly seek in all of our long positions in the Fund.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 06/30/12[1]

Veeco Instruments	0.55%

Hochschild Mining	0.54

Pfeiffer Vacuum Technology	0.49

USS	0.46

EPS	0.45

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of the Fund’s pre-fee, high watermark return of 6.56% in 2011. The management fee can vary significantly from year to year based on the Fund’s performance. The Fund’s total annual operating expense ratio of 0.98% consisted of the management fee, dividends on securities sold short, and interest expense on borrowings. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and interest expense on borrowings, when applicable. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

14 | The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

     Longer-term results offered a more positive view, helped by a robust performance in the last full-market cycle for domestic small-caps, which was also the last peak for the Russell Global Small-Cap Index. From the previous domestic small-cap market peak on July 13, 2007 through April 29, 2011, RGS climbed 38.3%, well ahead of its global benchmark, which declined 0.9%. This advantage was critical in the Fund’s outperformance of the Russell Global Small Cap for the three-, five-year and since inception (6/30/05) periods ended June 30, 2012. The Fund’s average annual total return since inception was 9.8%.
     Lamprell repairs and refurbishes drilling rigs, but endured issues with suppliers in its recent efforts to enter the rig construction business. More ominously, its share price fell dramatically in May when the company issued a profit warning on the heels of insider selling that had followed a series of investor meetings which were initially seen as unusually positive and encouraging. These were more than enough mixed messages for us, and we sold our position in the portfolio in June. The slipping share price of Li Ning, China’s largest sportswear maker and retailer, allowed us to add shares in the first half. Its business suffered from escalating costs, increased competition, and bulging inventories, all of which are problems we think the firm can solve in the long run. MegaStudy is a South Korean educational firm that specializes in online tutoring and test preparation. We built our stake in February and June as its stock price fell on disappointing quarterly results for its business, in part the result of unwanted government intrusion into online education.
     Luk Fook Holdings (International) found itself caught between sluggish gold prices and the increasingly negative sentiment towards smaller Chinese consumer stocks. Results announced in June for the company’s fiscal 2012 showed some margin pressure, which we view as temporary. The valuation for this designer, wholesaler, and retailer of gold and gem-set jewelry became attractive enough for us to begin building our position in March. The stock price of LED (light-emitting diode) equipment maker Veeco Instruments rallied on signs that MOCVD—a key piece of equipment used to make LEDs—had bottomed. Its rising price prompted us to sell our shares in the portfolio in May and June. Top-10 position Hochschild Mining was a happy exception to the performance of the Fund’s mining & metals holdings. After ending 2011 near a low, its shares advanced in January after the company released feasibility studies for two mines that are potentially lucrative enough to replace production at some its older, maturing properties.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 06/30/12[1]

Lamprell	-1.33%

Li Ning	-0.68

MegaStudy	-0.64

Luk Fook Holdings (International)	-0.60

Helmerich & Payne	-0.55

[1] Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

	Fund Net Assets	$22 million

	Number of Holdings	91

	Turnover Rate	38%

	Average Market Capitalization[1,4]	$1,375 million

	Weighted Average P/E Ratio[2,3,4]	11.7x

	Weighted Average P/B Ratio[2,4]	1.8x

	Ticker Symbol	RSFTX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/12).
[4] Long Positions only

MORNINGSTAR STATISTICAL MEASURES[1]

	RGS	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.21	0.02	0.14

Standard Deviation	23.33	24.72	23.33

[1] Five years ended 6/30/12. Category Median and Best Quartile Breakpoint based on 21 small-cap objective funds (oldest class) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RGS	2.93%	23.33	0.13

Russell Global Small Cap	-2.55	24.87	-0.10

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

	Japan	12.3%

	United Kingdom	11.4

	United States	11.1

	Germany	7.3

	Austria	5.9

	South Africa	5.4

	Hong Kong	5.3

	Australia	5.1

	Canada	4.4

	Switzerland	3.5

	Mexico	3.4

	Brazil	3.4

	China	3.2

	Jersey	3.1

[1] Represents countries that are 3% or more of net assets.
[2] Long positions only are represented above and, except in the case of ETF’s, securities are categorized by the country of their headquarters.

The Royce Funds 2012 Semiannual Report to Shareholders | 15

Royce Enterprise Select Fund (Formerly Royce SMid-Cap Select Fund)

QUALIFIED INVESTOR Qualified Investor Funds use a performance fee structure with a specific portfolio management style. AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			5.77%

One-Year			0.13

Three-Year			13.67

Since Inception (9/28/07)			3.00

ANNUAL EXPENSE RATIO

Operating Expenses			1.31%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSS	Year	RSS

2011	0.7%	2009	23.1%

2010	17.2	2008	-25.5

TOP 10 POSITIONS % of Net Assets

Alleghany Corporation			3.6%

Schein (Henry)			3.1

Cabot Corporation			2.8

IDEXX Laboratories			2.8

PerkinElmer			2.7

Valmont Industries			2.7

Garmin			2.5

Teradyne			2.5

Jones Lang LaSalle			2.5

Mohawk Industries			2.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			18.7%

Industrials			17.9

Health Care			13.1

Consumer Discretionary			11.2

Materials			8.5

Financials			7.8

Energy			2.1

Utilities			1.4

Cash and Cash Equivalents			19.3

Manager’s Discussion
The global economy in the wake of the financial crisis has seen a clear separation between growth-starved debtor nations attempting to balance required budget austerity with doses of monetary stimulus and those mostly emerging economies that are attempting to navigate a rapidly decelerating marketplace for their goods and services. In a repeat of the market patterns exhibited in the first half of the prior two years, the first six months of 2012 enjoyed early strength in equity markets boosted by ever-creative central bank initiatives only to see those gains threatened by renewed investor caution around a host of macroeconomic issues. European leaders were confronted with new challenges in their evolving sovereign debt crises, as both Italy and Spain experienced dangerous increases in their wholesale funding costs. In a change of course, Spanish authorities took the rare and perilous step of asking for ECB (European Central Bank) assistance in bailing out its troubled banking industry.
      Royce Enterprise Select Fund (RSS), formerly Royce SMid-Cap Select Fund, with its focus on the larger end of the smaller company universe, achieved a modest absolute return while underperforming on a relative basis. For the year-to-date period ended June 30, 2012, the Fund gained 5.8%, compared to its small-cap and mid-cap benchmark, the Russell 2500 Index, which advanced 8.3% for the same period.
     The first two quarters of 2012 were strikingly similar to the comparable periods in both 2010 and 2011. Market strength in the first quarter was driven by solid corporate earnings and the residual effects of the prior fall’s actions by the Fed only to be followed by a correction in the second quarter precipitated by the aforementioned litany of macroeconomic headwinds. During the bullish first quarter, RSS gained 11.6%, trailing its small-cap and mid-cap benchmark, the Russell 2500 Index, which advanced 13.0%. The volatile second quarter contained a sharp correction that actually began in late March, intensified in May, and was nearly undone by a recovery in June. The result was a modestly negative, highly volatile period for most stocks and market indexes. For the second quarter, RSS fell 5.3%, compared to its benchmark, which lost 4.1%.
     Launched on September 28, 2007, a mere two months after an historical peak for U.S. small-caps and at the onset of the recession, the Fund has already seen its fair share of volatility and dislocation. So while the Fund’s absolute returns have fallen shy of our intent, we were encouraged that our vigilance with regard to risk and consistent focus on

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 06/30/12[1]

Thomas & Betts	0.71%

Hubbell Cl. B	0.65

Stella-Jones	0.62

Fiserv	0.58

Lincoln Electric Holdings	0.51

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of the Fund’s pre-fee, high watermark return of 10.40% in 2011. The management fee can vary significantly from year to year based on the Fund’s performance. The Fund’s total annual operating expense ratio of 1.31% consisted of the management fee and interest expense on borrowings. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund, acquired fund fees and expenses and interest expense on borrowings, when applicable. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

16 | The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

quality companies with high internal rates of return and strong balance sheets has allowed for relative outperformance of the benchmark. For the periods ended June 30, 2012, RSS outperformed its benchmark for the one-year and since inception periods.
     Industrials was the Fund’s best-performing sector in the first half of 2012, leading by a comfortable margin. Our sector holdings benefited from strong stock selection and the advantage of a significant position being acquired at a hefty premium. Materials and Health Care also made healthy contributions to returns in a period that saw six of the Fund’s eight equity sectors post net gains. Energy was the only notable weak spot, along with a very modest loss from the Utilities sector. At the industry level, results were similar, with the majority of industries generating positive aggregate returns. Electrical equipment companies and chemicals stocks were the standouts among the contributors, followed by the machinery, IT services, and paper & forest products groups. Unsurprisingly, energy equipment & services was the most significant detractor, while the semiconductors & semiconductor equipment group also posted a notable net loss that was nonetheless modest compared to RSS’s stronger industry groups.
     With natural gas and oil prices falling, it was no surprise that the portfolio’s largest individual detractor came from the Energy sector. We have long been attracted to Trican Well Service by its growing business, talented management, and pristine balance sheet. The company, which we began to purchase in RSS late in 2010, provides specialized equipment and services for the drilling, completion and reworking of oil and gas wells. While confident that an improved energy market will ultimately rekindle interest in the company’s prospects, we pared our position slightly in the period to better reflect our conviction level and intended time frame. Teradyne was another notable disappointment in the first half, as this provider of automatic test equipment and electronic manufacturing services fell mostly on fears of industry cyclicality and concerns about the macro environment. While we are a bit out of sync with the consensus, earnings in the first quarter exceeded expectations and, when combined with upbeat guidance provided by management, reaffirmed our conviction.
     Thomas & Betts was a case of a small-cap company being well-positioned for the ‘urge to merge,’ as this leading manufacturer of electrical connectors and components was acquired at a healthy premium by ABB Limited, a Swiss industrial conglomerate. Hubbell was another solid gainer from the Industrials sector. A manufacturer of electronic products for a broad range of commercial, industrials and residential applications, the company delivered excellent financial results with particular strength in residential lighting and construction thanks to an improving U.S. housing market.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 06/30/12[1]

Trican Well Service	-0.82%

Teradyne	-0.35

Jones Lang LaSalle	-0.31

AVX Corporation	-0.28

Advance Auto Parts	-0.27

[1] Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Net Assets		$1 million

Number of Holdings		51

Turnover Rate		78%

Average Market Capitalization[1]		$3,693 million

Weighted Average P/E Ratio[2,3]		13.5x

Weighted Average P/B Ratio[2]		1.9x

U.S. Investments (% of Net Assets)		70.8%

Non-U.S. Investments (% of Net Assets)		9.9%

Ticker Symbol		RMISX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	RSS	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.85	0.90	1.11

Standard Deviation	16.62	19.38	16.52

[1] Three years ended 6/30/12. Category Median and Best Decile Breakpoint based on 367 small-cap objective funds (oldest class) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 6/30/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RSS	13.67%	16.62	0.82

Russell 2500	19.06	20.60	0.93

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2012 Semiannual Report to Shareholders | 17

Royce Opportunity Select Fund

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.
AVERAGE ANNUAL TOTAL RETURNS Through 6/30/12

Jan–June 2012[1]	16.75%

One-Year	-2.14

Since Inception (8/31/10)	13.29

ANNUAL EXPENSE RATIO

Operating Expenses	1.16%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROS

2011	-17.1%

TOP 10 LONG POSITIONS % of Net Assets

Standard Pacific	4.7%

Ellie Mae	4.5

Lithia Motors Cl. A	3.5

Newpark Resources	3.2

Exar Corporation	3.0

Harman International Industries	2.9

Mack-Cali Realty	2.6

PennyMac Mortgage Investment Trust	2.4

Northwest Pipe	2.4

JetBlue Airways	2.1

TOP 10 SHORT POSITIONS % of Net Assets

lululemon athletica	-2.9%

Michael Kors Holdings	-2.5

General Motors	-2.4

Illinois Tool Works	-2.1

Nike Cl. B	-1.8

Caterpillar	-1.7

J.C. Penney Company	-1.4

ANN	-1.0

Darden Restaurants	-1.0

PVH	-0.9

PORTFOLIO SECTOR BREAKDOWN[1] % of Net Assets

Information Technology	27.0%

Industrials	17.6

Consumer Discretionary	16.3

Financials	13.3

Energy	13.1

Materials	7.5

Consumer Staples	2.8

Miscellaneous	1.3

Cash and Cash Equivalents	1.1

1 Long positions only

Manager’s Discussion
Many small-caps struggled in the first half, as did some industry groups, and certain sectors were out of favor. None of those formidable obstacles got in the way of a very strong first half for Royce Opportunity Select Fund (ROS), which had an impressive showing on both an absolute and relative basis. The Fund gained 16.8% for the year-to-date period ended June 30, 2012, well ahead of the 8.5% increase for the Russell 2000 Index, its small-cap benchmark, for the same period. The Fund’s strength came both in the first half’s bullish period (as we would expect) and in its more bearish phase. The rally that began off the 2011 small-cap low on October 3 and continued through the 2012 small-cap high on March 26, 2012 was a rewarding one for the portfolio on both an absolute and relative basis. During this period, the Fund climbed 45.0%, compared to a gain of 39.8% for the small-cap index.
     This span included a strong first quarter of 2012 in which ROS gained 18.1%, while the Russell 2000 was up 12.4%. These fine times for equities did not last, however, as stock prices fell through most of the second quarter, driven down by yet another round of worry about debt, deficits, and the strength of the U.S. and Chinese economies. ROS gave up no ground to its benchmark through these mostly dismal months, allowing it to easily hold its year-to-date advantage. The Fund finished the second quarter with a loss of 1.2% versus a decline of 3.5% for the Russell 2000. This was an impressive turnaround for the Fund, which struggled in 2011.
     That struggle was not entirely a surprise. We spent the last months of 2010 (the Fund launched on August 31, 2010) and all of 2011 fleshing out the portfolio by scouting for long-term opportunities. We focused mainly on companies that seemed to be approaching the low point in their business cycle and/or were experiencing earnings disappointments. We did this on the idea that many of these stocks could benefit from an eventual pick-up in activity for their industries and that earnings-driven growth and increased utilization would help their share prices to rise toward our estimate of their worth as businesses. It’s worth pointing out that in general we were not expecting the majority of these selections to bear fruit before the end of 2011. It turns out that we were correct. However, we were obviously pleased that many began to turn around in the first six months of 2012, which boosted performance. For the period ended June 30, 2012, the Fund’s average annual total return since inception was 13.3%.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 06/30/12[1]

Standard Pacific	2.55%

Ellie Mae	2.04

JC Penney Company	1.77

Georgia Gulf	1.60

PLX Technology	1.15

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance month-end may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of its pre-fee, high watermark return of 7.68% in 2011. The management fee can vary significantly from year to year based on the Fund's performance. The Fund’s total annual operating expense ratio of 1.16% consisted of the management fee dividends on securities sold short, interest expense on borrowings and acquired fund fees and expenses. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund, acquired fund fees and expenses, and interest expense on borrowings, when applicable. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

18 | The Royce Funds 2012 Semiannual Report to Shareholders

Performance and Portfolio Review

     The Fund’s focus on domestic small-caps and its success in resurgent industries helped to key its recent strong showing, as did profitable results from several short positions. Five of the Fund’s seven equity sectors posted net gains in the first half, and net losses for the Energy and Consumer Staples sectors were comparably modest. Consumer Discretionary holdings led by a comfortable margin, while Information Technology and Industrials also posted strong net gains. Household durables companies were ROS’s leading industry group, boosted by terrific results for homebuilder Standard Pacific, the Fund’s largest holding at the end of June. Homebuilding stocks were generally stalwart performers in the first half, as the industry continues to show encouraging signs of a comeback. Standard Pacific also benefited from new management that helped to steer its turnaround. Ellie Mae, the Fund’s second-largest position, was helped by the rebound for housing-related businesses. The company provides business automation software for the mortgage industry in the U.S. Its business has grown, along with its market share, as it has been partnering with mortgage originators.
     Georgia Gulf manufactures chemicals, operating through three segments: chloroforms, building products, and aromatics. Its business reaped a benefit from lower natural gas prices, as gas is used as a chemical feedstock. It was also aided by the recovery for businesses involved in housing. Finally, an improved cost structure helped the business to operate more efficiently. We began to reduce our position in January and sold the last of our shares in April. Semiconductor maker PLX Technology was acquired by a larger competitor at a better-than-60% premium. We sold our shares in May shortly after the announcement. The market seemed to be expecting a quicker turnaround than we thought was possible for multi-line retailer J.C. Penney Company. Early in 2012, its stock looked very expensive to us, so we began to short the stock. By mid-June, we began to cover our position at a hefty gain.
     Positions that disappointed included supermarket and pharmacy operator SUPERVALU, which is a turnaround possibility that had not yet changed direction by the end of June. Our initial thought was that its solid business and attractive cash-flow characteristics could help it to eventually reverse direction. Events in early July then forced us to reconsider our optimistic forecast. SM Energy explores for and produces oil and natural gas in the U.S. Its stock slid as its earnings disappointed amid falling oil and gas prices. In March, we initiated a position in OmniVision Technologies, which makes semiconductor image-sensor devices, attracted to its low debt, ample cash, and its core business making image sensors for iPads and iPhones. Its shares suffered through some recent earnings disappointments, allowing us to build our stake. The firm is already focusing on its products being included in the next iteration of the iPhone.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 06/30/12[1]

SUPERVALU	-0.73%

SM Energy	-0.51

OmniVision Technologies	-0.51

Newpark Resources	-0.47

Delta Apparel	-0.44

[1] Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Net Assets	$2 million

Number of Holdings	86

Turnover Rate	62%

Average Market Capitalization[1,4]	$563 million

Weighted Average P/E Ratio[2,3,4]	13.9x

Weighted Average P/B Ratio[2,4]	1.1x

U.S. Investments[4] (% of Net Assets)	95.7%

Non-U.S. Investments[4] (% of Net Assets)	3.2%

Ticker Symbol	ROSFX

[1] Geometric average
[2] Harmonic average
[3] The Fund’s P/E calculation excludes companies with zero or negative earnings (28% of portfolio holdings as of 6/30/12).
[4] Long positions only

The Royce Funds 2012 Semiannual Report to Shareholders | 19

Schedules of Investments

Royce Select Fund I

	SHARES	VALUE
COMMON STOCKS – 88.9%

Consumer Discretionary – 10.3%
Auto Components - 1.7%
Drew Industries [1]	20,296	$565,243
Gentex Corporation	11,400	237,918

		803,161

Automobiles - 0.8%
Thor Industries	13,300	364,553

Diversified Consumer Services - 2.0%
Sotheby’s	21,892	730,317
Universal Technical Institute	18,629	251,678

		981,995

Specialty Retail - 1.7%
Men’s Wearhouse (The)	28,200	793,548

Textiles, Apparel & Luxury Goods - 4.1%
Columbia Sportswear	14,927	800,386
Warnaco Group (The) [1]	27,700	1,179,466

		1,979,852

Total (Cost $4,587,345)		4,923,109

Consumer Staples – 1.2%
Food Products - 1.2%
Cal-Maine Foods	15,127	591,466

Total (Cost $417,786)		591,466

Energy – 10.4%
Energy Equipment & Services - 10.4%
CARBO Ceramics	2,000	153,460
Helmerich & Payne	24,100	1,047,868
Oil States International [1]	16,000	1,059,200
Pason Systems	47,100	688,388
ShawCor Cl. A	23,300	843,341
† Trican Well Service	49,000	565,514
Unit Corporation [1]	16,150	595,773

Total (Cost $3,875,840)		4,953,544

Financials – 6.7%
Capital Markets - 3.4%
Lazard Cl. A	30,000	779,700
SEI Investments	42,500	845,325

		1,625,025

Insurance - 3.3%
Alleghany Corporation [1]	3,605	1,224,799
Brown & Brown	13,400	365,418

		1,590,217

Total (Cost $2,683,959)		3,215,242

Health Care – 3.9%
Health Care Providers & Services - 0.6%
VCA Antech [1]	13,177	289,630

Life Sciences Tools & Services - 3.3%
Bio-Rad Laboratories Cl. A [1]	10,000	1,000,100
ICON ADR [1]	24,724	557,032

		1,557,132

Total (Cost $1,602,759)		1,846,762

Industrials – 22.0%
Aerospace & Defense - 1.9%
Teledyne Technologies [1]	14,728	907,981

Building Products - 1.0%
Apogee Enterprises	30,732	493,863

Commercial Services & Supplies - 2.1%
Tetra Tech [1]	37,900	988,432

Electrical Equipment - 5.9%
AZZ	19,000	1,163,940
† Global Power Equipment Group	20,418	445,929
GrafTech International [1]	126,159	1,217,434

		2,827,303

Machinery - 7.2%
Astec Industries [1]	9,500	291,460
Flowserve Corporation	2,339	268,400
Gardner Denver	4,700	248,677
Kennametal	17,000	563,550
Lincoln Electric Holdings	9,550	418,194
Robbins & Myers	5,700	238,374
Valmont Industries	8,000	967,760
Wabtec Corporation	5,775	450,508

		3,446,923

Professional Services - 2.1%
CRA International [1]	24,279	356,659
Robert Half International	22,500	642,825

		999,484

Road & Rail - 0.9%
Universal Truckload Services	28,800	435,600

Trading Companies & Distributors - 0.9%
MSC Industrial Direct Cl. A	6,452	422,929

Total ( Cost $8,630,432)		10,522,515

Information Technology – 19.8%
Communications Equipment - 1.7%
ADTRAN	27,300	824,187

Electronic Equipment, Instruments & Components - 6.4%
Coherent [1]	11,981	518,777
Dolby Laboratories Cl. A [1]	16,500	681,450
FEI Company [1]	8,652	413,912
IPG Photonics [1]	13,990	609,824
Rofin-Sinar Technologies [1]	43,677	826,806

		3,050,769

Office Electronics - 0.9%
Zebra Technologies Cl. A [1]	13,000	446,680

Semiconductors & Semiconductor Equipment - 10.3%
Aixtron ADR	32,900	470,799
ATMI [1]	27,600	567,732
Cabot Microelectronics	15,000	438,150

20 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Cymer [1]	5,881	$346,685
Integrated Silicon Solution [1]	93,500	943,415
Nanometrics [1]	60,900	935,424
Teradyne [1]	57,500	808,450
Veeco Instruments [1]	12,500	429,500

		4,940,155

Software - 0.5%
NetScout Systems [1]	10,027	216,483

Total (Cost $9,176,546)		9,478,274

Materials – 14.6%
Chemicals - 7.3%
Intrepid Potash [1]	57,758	1,314,572
KMG Chemicals	22,845	440,452
LSB Industries [1]	29,300	905,663
Minerals Technologies	12,870	820,849

		3,481,536

Metals & Mining - 7.3%
Allied Nevada Gold [1]	23,000	652,740
Cliffs Natural Resources	10,200	502,758
Major Drilling Group International	67,000	774,570
Reliance Steel & Aluminum	21,500	1,085,750
Sims Metal Management ADR	49,870	493,713

		3,509,531

Total (Cost $6,770,748)		6,991,067

TOTAL COMMON STOCKS
(Cost $37,745,415)		42,521,979

REPURCHASE AGREEMENT – 11.4%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $5,480,050 (collateralized
by obligations of various U.S. Government
Agencies, 3.25% due 6/30/16, valued at $5,594,400)
(Cost $5,480,000)		5,480,000

TOTAL INVESTMENTS – 100.3%
(Cost $43,225,415)		48,001,979

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.3)%		(158,121)

NET ASSETS – 100.0%		$47,843,858

Royce Select Fund II

	SHARES	VALUE
COMMON STOCKS – 96.5%

Consumer Discretionary – 18.7%
Auto Components - 2.8%
Drew Industries [1,2]	1,301	$36,233
Minth Group	57,200	62,077

		98,310

Diversified Consumer Services - 1.3%
Lincoln Educational Services	6,700	43,550

Hotels, Restaurants & Leisure - 2.0%
† Benihana	4,300	69,273

Specialty Retail - 9.4%
American Eagle Outfitters [2]	2,400	47,352
Children’s Place Retail Stores [1]	800	39,864
GameStop Corporation Cl. A	2,100	38,556
Guess?	1,500	45,555
Luk Fook Holdings (International)	21,100	44,269
Signet Jewelers	1,300	57,213
† Stage Stores	3,000	54,960

		327,769

Textiles, Apparel & Luxury Goods - 3.2%
Daphne International Holdings	27,800	28,382
G-III Apparel Group [1]	1,800	42,642
Stella International Holdings	16,700	41,440

		112,464

Total (Cost $602,543)		651,366

Consumer Staples – 1.4%
Food Products - 1.4%
First Resources	32,100	49,066

Total (Cost $35,156)		49,066

Energy – 8.4%
Energy Equipment & Services - 7.7%
† C&J Energy Services [1]	2,000	37,000
Helmerich & Payne	1,390	60,437
† Matrix Service [1]	3,300	37,455
RPC	5,900	70,151
TGS-NOPEC Geophysical	900	24,258
Total Energy Services	2,800	39,576

		268,877

Oil, Gas & Consumable Fuels - 0.7%
Swift Energy [1]	1,400	26,054

Total (Cost $307,753)		294,931

Financials – 7.2%
Capital Markets - 6.1%
Ashmore Group	9,500	52,134
Lazard Cl. A	1,500	38,985
Sprott	14,300	69,527
Value Partners Group	103,700	50,807

		211,453

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 21

Schedules of Investments

Royce Select Fund II (continued)

	SHARES	VALUE
Financials (continued)
Real Estate Management & Development - 1.1%
E-House China Holdings ADR [2]	7,000	$38,500

Total (Cost $305,939)		249,953

Health Care – 1.9%
Health Care Equipment & Supplies - 1.9%
† Invacare Corporation	3,200	49,376
Kossan Rubber Industries	15,235	15,471

Total (Cost $62,772)		64,847

Industrials – 12.6%
Aerospace & Defense - 2.6%
AeroVironment [1]	1,800	47,358
† Astronics Corporation [1]	1,500	42,360

		89,718

Commercial Services & Supplies - 2.0%
Portfolio Recovery Associates [1]	400	36,504
Team [1,2]	1,144	35,670

		72,174

Construction & Engineering - 2.5%
† Layne Christensen [1]	2,100	43,449
Pike Electric [1]	5,600	43,232

		86,681

Electrical Equipment - 1.2%
† Global Power Equipment Group	1,900	41,496

Machinery - 4.3%
Gardner Denver	400	21,164
Graham Corporation	1,102	20,519
Industrea	55,381	73,040
Spirax-Sarco Engineering	1,100	34,276

		148,999

Total (Cost $407,869)		439,068

Information Technology – 30.1%
Communications Equipment - 4.8%
ADTRAN [2]	1,300	39,247
Comba Telecom Systems Holdings	132,300	55,445
Oplink Communications [1]	2,949	39,900
Plantronics	1,000	33,400

		167,992

Computers & Peripherals - 4.2%
Catcher Technology	4,800	32,489
Super Micro Computer [1]	3,500	55,510
Western Digital [1,2]	1,900	57,912

		145,911

Electronic Equipment, Instruments & Components - 3.0%
China High Precision Automation Group [4]	140,700	24,847
Mercury Computer Systems [1]	3,200	41,376
Multi-Fineline Electronix [1]	1,518	37,403

		103,626

Internet Software & Services - 3.9%
† Ancestry.com [1,2]	3,700	101,861

ValueClick [1,2]	2,105	34,501

		136,362

IT Services - 2.5%
† Computer Task Group [1]	3,200	47,968
CSE Global	63,200	39,851

		87,819

Semiconductors & Semiconductor Equipment - 9.6%
ASM International	1,500	56,999
Integrated Silicon Solution [1]	5,200	52,468
MKS Instruments	1,200	34,716
Photronics [1]	10,240	62,464
RDA Microelectronics ADR [1]	5,600	56,224
Teradyne [1,2]	5,250	73,815

		336,686

Software - 2.1%
Actuate Corporation [1,2]	6,200	42,966
American Software Cl. A [2]	3,670	29,176

		72,142

Total (Cost $1,009,001)		1,050,538

Materials – 12.3%
Chemicals - 2.4%
Fufeng Group	37,500	14,247
Minerals Technologies	700	44,646
OM Group [1,2]	1,300	24,700

		83,593

Containers & Packaging - 0.6%
Boise [2]	3,400	22,372

Metals & Mining - 9.3%
Haynes International	900	45,846
Hochschild Mining	8,700	64,190
Horsehead Holding Corporation [1]	3,800	37,848
Market Vectors Junior Gold Miners ETF [2]	3,900	74,763
† Pan American Silver	2,200	37,158
Seabridge Gold [1,2]	1,900	27,531
Universal Stainless & Alloy Products [1]	900	36,990

		324,326

Total (Cost $461,818)		430,291

Miscellaneous[3] – 3.9%
Total (Cost $144,844)		136,090

TOTAL COMMON STOCKS
(Cost $3,337,695)		3,366,150

22 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE

REPURCHASE AGREEMENT – 8.7%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $303,003 (collateralized
by obligations of various U.S. Government
Agencies, 3.25% due 6/30/16, valued at $313,600)
(Cost $303,000)		$303,000

TOTAL INVESTMENTS – 105.2%
(Cost $3,640,695)		3,669,150

LIABILITIES LESS CASH
AND OTHER ASSETS – (5.2)%		(181,467)

NET ASSETS – 100.0%		$3,487,683

SECURITIES SOLD SHORT
COMMON STOCKS – 5.6%
Consumer Discretionary – 1.1%
Textiles, Apparel & Luxury Goods - 1.1%
lululemon athletica	200	$11,926
VF Corporation	200	26,690

Total (Proceeds $41,154)		38,616

Diversified Investment Companies – 0.8%
Exchange Traded Funds - 0.8%
iShares Russell Microcap Index Fund	600	30,024

Total (Proceeds $30,740)		30,024

Financials – 1.9%
Diversified Financial Services - 1.0%
Financial Select Sector SPDR Fund	2,300	33,626

Real Estate Investment Trusts (REITs) - 0.9%
Simon Property Group	200	31,132

Total (Proceeds $54,170)		64,758

Information Technology – 1.8%
Internet Software & Services - 1.8%
LinkedIn Corporation	300	31,881
PowerShares QQQ Trust, Series 1	500	32,080

Total (Proceeds $62,420)		63,961

FIXED INCOME – 0.4%
Government Bonds – 0.4%
Government Bonds - 0.4%
iShares Barclays 20+ Year Treasury Bond Fund	100	12,520

Total (Proceeds $12,329)		12,520

TOTAL SECURITIES SOLD SHORT
(Proceeds $200,813)		$209,879

Royce Global Select Long/Short Fund

	SHARES	VALUE
COMMON STOCKS – 101.8%

Australia – 5.1%
Allied Gold Mining [1]	100,000	$219,616
CGA Mining [1]	160,000	290,738
Medusa Mining	65,000	322,414
Saracen Mineral Holdings [1]	475,000	272,130

Total (Cost $1,293,759)		1,104,898

Austria – 5.9%
Mayr-Melnhof Karton [2]	6,500	595,960
Semperit AG Holding	18,500	676,074

Total (Cost $1,400,390)		1,272,034

Belgium – 1.5%
Sipef	4,500	324,103

Total (Cost $321,981)		324,103

Brazil – 3.4%
† Brasil Brokers Participacoes	70,000	227,583
† Eternit	35,000	191,511
Grendene	60,000	313,667

Total (Cost $709,204)		732,761

Canada – 4.4%
Pason Systems [2]	20,000	292,309
Sprott [2]	65,000	316,030
Trican Well Service [2]	30,000	346,233

Total (Cost $1,040,291)		954,572

China – 3.2%
China Forestry Holdings [4]	325,000	24,507
E-House China Holdings ADR [2]	86,000	473,000
Li Ning [1]	350,000	197,142

Total (Cost $1,296,736)		694,649

Denmark – 1.7%
† SimCorp	2,200	378,331

Total (Cost $375,105)		378,331

Finland – 0.9%
Nokian Renkaat	5,000	190,571

Total (Cost $180,597)		190,571

France – 2.1%
Boiron	8,000	207,757
Societe Internationale de Plantations d’Heveas	3,000	255,067

Total (Cost $518,374)		462,824

Germany – 7.3%
Carl Zeiss Meditec	15,500	373,586
Fuchs Petrolub [2]	5,000	255,934
KWS Saat [2]	1,100	286,232

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 23

Schedules of Investments

Royce Global Select Long/Short Fund (continued)

	SHARES	VALUE
Germany (continued)
Nemetschek [2]	8,500	$315,409
Pfeiffer Vacuum Technology [2]	3,500	356,262

Total (Cost $1,236,819)		1,587,423

Hong Kong – 5.3%
Asian Citrus Holdings	600,000	337,851
† Luk Fook Holdings (International)	155,000	325,196
Value Partners Group	1,000,000	489,945

Total (Cost $1,531,501)		1,152,992

India – 2.9%
Graphite India	200,000	322,763
Maharashtra Seamless	50,000	304,739

Total (Cost $764,881)		627,502

Italy – 2.2%
Recordati	67,000	476,724

Total (Cost $518,785)		476,724

Japan – 12.3%
EPS	95	259,736
FamilyMart	13,500	618,127
† Hogy Medical	4,000	182,748
Moshi Moshi Hotline	35,000	360,249
Santen Pharmaceutical	17,000	697,210
USS	5,000	540,087

Total (Cost $2,143,724)		2,658,157

Jersey – 3.1%
Centamin [1]	240,000	261,141
Randgold Resources ADR [2]	4,500	405,045

Total (Cost $841,774)		666,186

Mexico – 3.4%
Fresnillo [2]	15,000	344,251
Grupo SIMEC Ser. B [1]	40,000	125,160
Industrias Bachoco ADR [2]	12,500	274,375

Total (Cost $794,449)		743,786

Norway – 2.7%
Ekornes	22,500	322,687
TGS-NOPEC Geophysical	10,000	269,533

Total (Cost $540,896)		592,220

South Africa – 5.4%
Adcock Ingram Holdings	47,500	349,805
Lewis Group [2]	40,000	344,733
Northam Platinum	45,000	128,846
Raubex Group	210,000	343,842

Total (Cost $1,442,614)		1,167,226

South Korea – 1.7%
MegaStudy	5,500	377,178

Total (Cost $709,148)		377,178

Switzerland – 3.5%
Burckhardt Compression Holding	1,400	359,356
Partners Group Holding	2,200	391,120

Total (Cost $557,365)		750,476

Turkey – 1.3%
Mardin Cimento Sanayii	90,000	277,955

Total (Cost $408,642)		277,955

United Kingdom – 11.4%
Ashmore Group [2]	103,000	565,241
† Domino Printing Sciences [2]	48,000	406,285
EnQuest [1]	150,000	254,304
Hochschild Mining [2]	65,000	479,580
Jupiter Fund Management	180,000	607,837
Spirax-Sarco Engineering [2]	5,500	171,379

Total (Cost $2,297,122)		2,484,626

United States – 11.1%
† Abercrombie & Fitch Cl. A [2]	5,000	170,700
† Dolby Laboratories Cl. A [1,2]	6,000	247,800
GrafTech International [1,2]	26,500	255,725
† Guess? [2]	9,000	273,330
Helmerich & Payne [2]	11,000	478,280
Kennametal [2]	11,000	364,650
Lam Research [1,2]	5,000	188,700
Teradyne [1,2]	30,000	421,800

Total (Cost $2,669,793)		2,400,985

TOTAL COMMON STOCKS
(Cost $23,593,950)		22,078,179

REPURCHASE AGREEMENT – 5.6%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $1,226,011 (collateralized
by obligations of various U.S. Government
Agencies, 3.25% due 6/30/16, valued at $1,254,400)
(Cost $1,226,000)		1,226,000

TOTAL INVESTMENTS – 107.4%
(Cost $24,819,950)		23,304,179

LIABILITIES LESS CASH
AND OTHER ASSETS – (7.4)%		(1,615,054)

NET ASSETS – 100.0%		$21,689,125

24 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE
SECURITIES SOLD SHORT
COMMON STOCKS – 22.3%
Argentina – 0.5%
MercadoLibre	1,500	$113,700

Total (Proceeds $109,832)		113,700

Brazil – 0.3%
Petroleo Brasileiro ADR	4,000	75,080

Total (Proceeds $74,798)		75,080

Canada – 2.6%
Goldcorp	3,800	142,804
iShares MSCI Canada Index Fund	11,600	299,744
lululemon athletica	2,000	119,260

Total (Proceeds $590,175)		561,808

Cayman Islands – 0.8%
Herbalife	3,700	178,821

Total (Proceeds $202,410)		178,821

Hong Kong – 0.6%
Michael Kors Holdings	3,000	125,520

Total (Proceeds $119,278)		125,520

Ireland – 1.0%
Accenture Cl. A	3,500	210,315

Total (Proceeds $218,347)		210,315

United States – 14.6%
Blyth	4,000	138,240
Brunswick Corporation	4,800	106,656
Deluxe Corporation	9,000	224,460
Direxion Daily Gold Miners Bull 3x Shares	6,000	65,520
GNC Holdings Cl. A	5,000	196,000
Las Vegas Sands	4,000	173,960
LinkedIn Corporation	1,500	159,405
Mattress Firm Holding Corporation	6,000	181,860
Panera Bread Cl. A	1,500	209,160
priceline.com	200	132,904
ProShares Ultra Health Care	5,500	414,315
Simon Property Group	1,300	202,358
Terex Corporation	6,200	110,546
Toll Brothers	8,500	252,705
Ultra Oil & Gas ProShares	9,500	385,320
United Rentals	6,000	204,240

Total (Proceeds $2,981,293)		3,157,649

Non-Country Specific – 1.9%
ProShares Ultra MSCI Emerging Markets	6,000	402,960

Total (Proceeds $477,643)		402,960

TOTAL SECURITIES SOLD SHORT
(Proceeds $4,773,776)		$4,825,853

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 25

Schedules of Investments

Royce Enterprise Select Fund

	SHARES	VALUE
COMMON STOCKS – 80.7%

Consumer Discretionary – 11.2%
Distributors - 0.6%
† Genuine Parts	120	$7,230

Household Durables - 6.3%
Garmin	780	29,866
Harman International Industries	420	16,632
Mohawk Industries [1]	405	28,281

		74,779

Specialty Retail - 2.8%
Advance Auto Parts	400	27,288
Tiffany & Co.	100	5,295

		32,583

Textiles, Apparel & Luxury Goods - 1.5%
Gildan Activewear	650	17,888

Total (Cost $134,269)		132,480

Energy – 2.1%
Energy Equipment & Services - 2.1%
† Pason Systems	900	13,154
Trican Well Service	1,050	12,118

Total (Cost $31,336)		25,272

Financials – 7.8%
Diversified Financial Services - 1.7%
Moody’s Corporation	560	20,468

Insurance - 3.6%
Alleghany Corporation [1]	126	42,809

Real Estate Management & Development - 2.5%
Jones Lang LaSalle	420	29,555

Total (Cost $89,991)		92,832

Health Care – 13.1%
Biotechnology - 2.0%
† Myriad Genetics [1]	1,000	23,770

Health Care Equipment & Supplies - 3.5%
C.R. Bard	80	8,595
IDEXX Laboratories [1]	350	33,646

		42,241

Health Care Providers & Services - 3.8%
† Laboratory Corporation of America
Holdings [1]	85	7,872
Schein (Henry) [1,2]	470	36,890

		44,762

Life Sciences Tools & Services - 2.7%
PerkinElmer	1,240	31,992

Pharmaceuticals - 1.1%
† Perrigo Company	112	13,208

Total (Cost $142,239)		155,973

Industrials – 17.9%
Commercial Services & Supplies - 2.2%
Cintas Corporation	500	19,305
† Ritchie Bros. Auctioneers	300	6,375

		25,680

Electrical Equipment - 2.8%
Franklin Electric	100	5,113
Hubbell Cl. B	360	28,058

		33,171

Industrial Conglomerates - 0.9%
Carlisle Companies	200	10,604

Machinery - 5.2%
Kennametal	690	22,874
Valmont Industries	260	31,452
Wabtec Corporation	100	7,801

		62,127

Marine - 0.5%
Kirby Corporation [1]	120	5,650

Professional Services - 6.3%
Equifax	560	26,096
ManpowerGroup	590	21,623
Towers Watson & Company Cl. A	450	26,955

		74,674

Total (Cost $192,130)		211,906

Information Technology – 18.7%
Communications Equipment - 0.6%
ADTRAN	225	6,793

Electronic Equipment, Instruments & Components - 6.2%
Avnet [1]	618	19,071
AVX Corporation	2,135	22,823
Coherent [1]	330	14,289
† IPG Photonics [1]	400	17,436

		73,619

IT Services - 4.3%
† CoreLogic [1]	920	16,845
Fiserv [1]	348	25,133
† Gartner [1]	200	8,610

		50,588

Office Electronics - 1.4%
Zebra Technologies Cl. A [1]	500	17,180

Semiconductors & Semiconductor Equipment - 6.2%
Analog Devices	600	22,602
International Rectifier [1]	1,050	20,989
Teradyne [1]	2,110	29,667

		73,258

Total (Cost $225,213)		221,438

Materials – 8.5%
Chemicals - 4.8%
Cabot Corporation	830	33,781
Sigma-Aldrich Corporation	206	15,230
Stepan Company	30	2,825

26 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE
Materials (continued)
Chemicals (continued)
Westlake Chemical	100	$5,226

		57,062

Metals & Mining - 1.9%
Pan American Silver	1,020	17,228
Reliance Steel & Aluminum	110	5,555

		22,783

Paper & Forest Products - 1.8%
Stella-Jones	400	21,039

Total (Cost $90,838)		100,884

Utilities – 1.4%
Gas Utilities - 1.4%
UGI Corporation [2]	580	17,070

Total (Cost $15,189)		17,070

TOTAL COMMON STOCKS
(Cost $921,205)		957,855

REPURCHASE AGREEMENT – 21.2%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $252,002 (collateralized
by obligations of various U.S. Government
Agencies, 3.25% due 6/30/16, valued at $257,600)
(Cost $252,000)		252,000

TOTAL INVESTMENTS – 101.9%
(Cost $1,173,205)		1,209,855

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.9)%		(22,700)

NET ASSETS – 100.0%		$1,187,155

Royce Opportunity Select Fund

	SHARES	VALUE
COMMON STOCKS – 98.9%

Consumer Discretionary – 16.3%
Hotels, Restaurants & Leisure - 0.7%
Orient-Express Hotels Cl. A [1]	2,100	$17,577

Household Durables - 10.7%
Ethan Allen Interiors	1,000	19,930
Furniture Brands International [1]	11,000	13,640
Harman International Industries [2]	1,800	71,280
† Meritage Homes [1]	1,300	44,122
Standard Pacific [1,2]	18,800	116,372

		265,344

Leisure Equipment & Products - 0.5%
Callaway Golf [2]	2,100	12,411

Specialty Retail - 3.5%
Lithia Motors Cl. A	3,700	85,285

Textiles, Apparel & Luxury Goods - 0.9%
Delta Apparel [1,2]	1,600	21,856

Total (Cost $351,496)		402,473

Consumer Staples – 2.8%
Food & Staples Retailing - 1.4%
SUPERVALU [2]	6,800	35,224

Personal Products - 1.4%
Physicians Formula Holdings [1,2]	9,500	33,155

Total (Cost $89,046)		68,379

Energy – 13.1%
Energy Equipment & Services - 8.0%
Hercules Offshore [1]	10,900	38,586
Key Energy Services [1]	1,400	10,640
† Natural Gas Services Group [1]	2,500	37,050
Newpark Resources [1]	13,300	78,470
Pioneer Drilling [1]	3,000	23,910
Union Drilling [1]	1,900	8,512

		197,168

Oil, Gas & Consumable Fuels - 5.1%
Goodrich Petroleum [1]	1,500	20,790
Penn Virginia	2,500	18,350
Scorpio Tankers [1]	6,500	41,535
SM Energy [2]	500	24,555
StealthGas [1]	3,500	20,335

		125,565

Total (Cost $316,108)		322,733

Financials – 13.3%
Commercial Banks - 0.6%
State Bank Financial [1]	1,000	15,160

Insurance - 1.5%
MBIA [1]	3,500	37,835

Real Estate Investment Trusts (REITs) - 8.1%
LaSalle Hotel Properties [2]	1,600	46,624
Mack-Cali Realty [2]	2,200	63,954
PennyMac Mortgage Investment Trust	3,000	59,190

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 27

Schedules of Investments

Royce Opportunity Select Fund (continued)

	SHARES	VALUE
Financials (continued)
Real Estate Investment Trusts (REITs) (continued)
RAIT Financial Trust	6,600	$30,492

		200,260

Thrifts & Mortgage Finance - 3.1%
Radian Group [2]	11,600	38,164
Walker & Dunlop [1]	3,000	38,550

		76,714

Total (Cost $362,646)		329,969

Industrials – 17.6%
Airlines - 2.1%
† JetBlue Airways [1]	10,000	53,000

Building Products - 4.5%
Ameresco Cl. A [1,2]	2,800	33,404
Apogee Enterprises	2,500	40,175
† Builders FirstSource [1]	8,000	37,920

		111,499

Construction & Engineering - 3.0%
iShares Dow Jones US Home Construction
Index Fund	1,000	16,800
Northwest Pipe [1,2]	2,400	58,224

		75,024

Machinery - 6.2%
CIRCOR International	1,100	37,499
Commercial Vehicle Group [1]	2,000	17,240
Flow International [1,2]	6,000	18,900
Hardinge	2,700	24,570
Meritor [1]	4,000	20,880
Mueller Water Products Cl. A	9,500	32,870

		151,959

Road & Rail - 0.8%
Swift Transportation [1,2]	2,000	18,900

Trading Companies & Distributors - 1.0%
SeaCube Container Leasing	1,400	23,898

Total (Cost $412,645)		434,280

Information Technology – 27.0%
Communications Equipment - 1.9%
ClearOne Communications [1]	3,700	15,133
Oclaro [1]	5,000	15,200
Opnext [1]	13,000	16,380

		46,713

Electronic Equipment, Instruments & Components - 2.7%
Benchmark Electronics [1]	2,000	27,900
Newport Corporation [1]	3,300	39,666

		67,566

Internet Software & Services - 2.6%
† Carbonite [1]	5,500	49,170
Limelight Networks [1]	5,000	14,650

		63,820

Semiconductors & Semiconductor Equipment - 13.4%
Alpha & Omega Semiconductor [1,2]	3,100	28,365
ANADIGICS [1]	10,000	18,100
AXT [1]	5,000	19,750
† Exar Corporation [1]	9,100	74,256
Inphi Corporation [1]	3,800	36,024
Integrated Silicon Solution [1]	2,700	27,243
Kulicke & Soffa Industries [1]	3,000	26,760
† OmniVision Technologies [1]	2,500	33,400
Rudolph Technologies [1]	2,500	21,800
TriQuint Semiconductor [1]	8,500	46,750

		332,448

Software - 6.4%
Aspen Technology [1]	2,000	46,300
† Ellie Mae [1]	6,200	111,600

		157,900

Total (Cost $648,178)		668,447

Materials – 7.5%
Chemicals - 2.0%
Minerals Technologies	300	19,134
OM Group [1]	1,600	30,400

		49,534

Metals & Mining - 5.5%
Century Aluminum [1]	5,800	42,514
Kaiser Aluminum	700	36,288
RTI International Metals [1,2]	1,500	33,945
Titanium Metals	2,100	23,751

		136,498

Total (Cost $220,611)		186,032

Miscellaneous[3] – 1.3%
Total (Cost $32,545)		33,161

TOTAL COMMON STOCKS
(Cost $2,433,275)		2,445,474

TOTAL INVESTMENTS – 98.9%
(Cost $2,433,275)		2,445,474

CASH AND OTHER ASSETS
LESS LIABILITIES – 1.1%		26,308

NET ASSETS – 100.0%		$2,471,782

SECURITIES SOLD SHORT
COMMON STOCKS – 20.9%
Consumer Discretionary – 14.8%
Automobiles - 2.4%
General Motors	3,000	$59,160

Hotels, Restaurants & Leisure - 1.8%
Darden Restaurants	500	25,315
Hyatt Hotels Cl. A	500	18,580

		43,895

28 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE
Consumer Discretionary (continued)
Multiline Retail - 1.4%
J.C. Penney Company	1,500	$34,965

Specialty Retail - 1.0%
ANN	1,000	25,490

Textiles, Apparel & Luxury Goods - 8.2%
lululemon athletica	1,200	71,556
Michael Kors Holdings	1,500	62,760
Nike Cl. B	500	43,890
PVH	300	23,337

		201,543

Total (Proceeds $413,346)		365,053

Industrials – 5.5%
Machinery - 5.5%
Caterpillar	500	42,455
Cummins	200	19,382
Illinois Tool Works	1,000	52,890
Lincoln Electric Holdings	500	21,895

Total (Proceeds $150,319)		136,622

Information Technology – 0.6%
Software - 0.6%
salesforce.com	100	13,826

Total (Proceeds $11,397)		13,826

TOTAL SECURITIES SOLD SHORT
(Proceeds $575,062)		$515,501

†	New additions in 2012.
[1]	Non-income producing.
[2]	All or a portion of these securities have been segregated as collateral for short sales.
[3]	Includes securities first acquired in 2012 and less than 1% of net assets.
[4]
Securities for which market quotations are not readily available represent 0.7% and 0.1% of net assets for Royce Select Fund II and Royce Global Select Long/Short Fund, respectively. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2012, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 29

Statements of Assets and Liabilities

	Royce	Royce	Royce
	Select	Select	Global Select
	Fund I	Fund II	Long/Short Fund
ASSETS:
Investments at value	$42,521,979	$3,366,150	$22,078,179
Repurchase agreements (at cost and value)	5,480,000	303,000	1,226,000
Deposits with brokers for securities sold short	–	6,217	2,857,613
Cash and foreign currency	902	634	26,739
Receivable for investments sold	128,353	21,148	340,784
Receivable for dividends and interest	21,318	596	36,392

Total Assets	48,152,552	3,697,745	26,565,707

LIABILITIES:
Securities sold short, at fair value	–	209,879	4,825,853
Payable for investments purchased	308,694	–	46,498
Payable for dividends and interest	–	183	1,440
Accrued foreign taxes	–	–	2,791

Total Liabilities	308,694	210,062	4,876,582

Net Assets	$47,843,858	$3,487,683	$21,689,125

ANALYSIS OF NET ASSETS:
Paid-in capital	$40,482,890	$3,235,755	$23,835,946
Undistributed net investment income (loss)	384,313	8,056	347,664
Accumulated net realized gain (loss) on investments and foreign currency	2,199,974	224,512	(923,110)
Net unrealized appreciation (depreciation) on investments and foreign currency	4,776,681	19,360	(1,571,375)

Net Assets	$47,843,858	$3,487,683	$21,689,125

Investment Class	$47,843,858	$3,487,683	$21,689,125

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	2,750,411	331,281	1,364,021

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$17.40	$10.53	$15.90

Investments at identified cost	$37,745,415	$3,337,695	$23,593,950
Proceeds of short sales	–	200,813	4,773,776
Aggregate value of segregated securities	–	496,013	7,716,210

[1]	Offering and redemption price per share; shares held less than 365 days may be subject to a 2% redemption fee, payable to the Fund.

30 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	Royce	Royce
	Enterprise Select	Opportunity Select
	Fund	Fund
ASSETS:
Investments at value	$957,855	$2,445,474
Repurchase agreements (at cost and value)	252,000	–
Deposits with brokers for securities sold short	–	552,328
Cash and foreign currency	336	–
Receivable for investments sold	18,954	9,612
Receivable for dividends and interest	1,061	320

Total Assets	1,230,206	3,007,734

LIABILITIES:
Securities sold short, at fair value	–	515,501
Payable for investments purchased	42,019	13,278
Payable for dividends and interest	–	445
Payable to custodian for overdrawn balance	–	6,728
Payable to brokers for securities sold short	1,032	–

Total Liabilities	43,051	535,952

Net Assets	$1,187,155	$2,471,782

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,063,897	$2,233,174
Undistributed net investment income (loss)	(1,257)	9,036
Accumulated net realized gain (loss) on investments and foreign currency	87,863	157,812
Net unrealized appreciation (depreciation) on investments and foreign currency	36,652	71,760

Net Assets	$1,187,155	$2,471,782

Investment Class	$1,187,155	$2,471,782

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	113,604	204,885

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$10.45	$12.06

Investments at identified cost	$921,205	$2,433,275
Proceeds of short sales	–	575,062
Aggregate value of segregated securities	15,452	592,848

[1]	Offering and redemption price per share; shares held less than 365 days may be subject to a 2% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 31

Statements of Changes in Net Assets

					Royce Global Select
	Royce Select Fund I		Royce Select Fund II		Long/Short Fund

	Six months ended		Six months ended		Six months ended
	6/30/12	Year ended	6/30/12	Year ended	6/30/12	Year ended
	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11
INVESTMENT OPERATIONS:
Net investment income (loss)	$384,314	$(439,121)	$19,792	$(4,183)	$351,595	$351,544
Net realized gain (loss) on investments and foreign currency	1,539,331	7,191,315	188,503	323,131	(580,955)	702,435
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(591,491)	(8,971,484)	(2,643)	(944,657)	1,033,556	(6,288,113)

Net increase (decrease) in net assets from investment operations	1,332,154	(2,219,290)	205,652	(625,709)	804,196	(5,234,134)

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–	–	(353,292)
Net realized gain on investments and
foreign currency
Investment Class	–	(6,464,732)	–	(553,183)	–	(994,032)

Total distributions	–	(6,464,732)	–	(553,183)	–	(1,347,324)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	2,951,758	3,885,367	6,284	367,444	568,010	15,162,769
Distributions reinvested
Investment Class	–	6,201,698	–	553,183	–	1,300,066
Value of shares redeemed
Investment Class	(3,785,920)	(12,849,352)	(144,263)	(1,463,114)	(2,193,601)	(3,750,110)
Shareholder redemption fees
Investment Class	635	3,979	–	202	3,739	20,295

Net increase (decrease) in net assets from capital share transactions	(833,527)	(2,758,308)	(137,979)	(542,285)	(1,621,852)	12,733,020

NET INCREASE (DECREASE) IN NET ASSETS	498,627	(11,442,330)	67,673	(1,721,177)	(817,656)	6,151,562
NET ASSETS:
Beginning of period	47,345,231	58,787,561	3,420,010	5,141,187	22,506,781	16,355,219

End of period	$47,843,858	$47,345,231	$3,487,683	$3,420,010	$21,689,125	$22,506,781

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$384,313	$–	$8,056	$(11,737)	$347,664	$(3,930)

32 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Enterprise Select Fund		Royce Opportunity Select Fund

	Six months ended		Six months ended
	6/30/12	Year ended	6/30/12	Year ended
	(unaudited)	12/31/11	(unaudited)	12/31/11
INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,257)	$(4,614)	$9,602	$1,939
Net realized gain (loss) on investments and foreign currency	92,922	84,598	154,629	4,162
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(26,882)	(73,989)	188,696	(450,431)

Net increase (decrease) in net assets from investment operations	64,783	5,995	352,927	(444,330)

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	(3,339)
Net realized gain on investments and foreign currency
Investment Class	–	(63,941)	–	(77,223)

Total distributions	–	(63,941)	–	(80,562)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	–	70,238	17,000	780,224
Distributions reinvested
Investment Class	–	63,941	–	80,562
Value of shares redeemed
Investment Class	(589)	(111,341)	–	(148,016)
Shareholder redemption fees
Investment Class	–	–	–	947

Net increase (decrease) in net assets from capital share transactions	(589)	22,838	17,000	713,717

NET INCREASE (DECREASE) IN NET ASSETS	64,194	(35,108)	369,927	188,825
NET ASSETS:
Beginning of period	1,122,961	1,158,069	2,101,855	1,913,030

End of period	$1,187,155	$1,122,961	$2,471,782	$2,101,855

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(1,257)	$–	$9,036	$(566)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 33

Statements of Operations	Six Months Ended June 30, 2012 (unaudited)

			Royce		Royce
	Royce	Royce	Global Select	Royce	Opportunity
	Select	Select	Long/Short	Enterprise Select	Select
	Fund I	Fund II	Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends	$382,805	$23,996	$398,273	$5,047	$11,756
Interest	1,509	112	67	60	–

Total income	384,314	24,108	398,340	5,107	11,756

Expenses:
Investment advisory fees	–	–	–	6,359	–
Dividends on securities sold short	–	2,533	21,103	–	1,606
Interest expense	–	1,783	25,642	5	548

Total expenses	–	4,316	46,745	6,364	2,154

Net investment income (loss)	384,314	19,792	351,595	(1,257)	9,602

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	1,539,269	189,525	(574,573)	92,921	154,629
Foreign currency transactions	62	(1,022)	(6,382)	1	–
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(591,534)	(2,614)	1,035,820	(26,884)	188,696
Other assets and liabilities denominated in foreign currency	43	(29)	(2,264)	2	–

Net realized and unrealized gain (loss) on investments and foreign currency	947,840	185,860	452,601	66,040	343,325

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$1,332,154	$205,652	$804,196	$64,783	$352,927

34 | The Royce Funds 2012 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and			Distributions							Ratio of Net
	Net Asset	Net	Unrealized Gain		Distributions	from Net							Investment
	Value,	Investment	(Loss) on	Total from	from Net	Realized Gain on		Shareholder	Net Asset		Net Assets,	Ratio of Expenses	Income (Loss)	Portfolio
	Beginning of	Income	Investments and	Investment	Investment	Investments and	Total	Redemption	Value, End	Total	End of Period	to Average Net	to Average Net	Turnover
	Period	(Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	of Period	Return	(in thousands)	Assets	Assets	Rate

Royce Select Fund I
† 2012	$16.93	$0.14	$0.33	$0.47	$–	$–	$–	$–	$17.40	2.78%[1]	$47,844	0.00%[1]	0.77%[1]	29%
2011	20.32	(0.16)	(0.67)	(0.83)	–	(2.56)	(2.56)	–	16.93	(3.61)	47,345	1.45	(0.78)	63
2010	17.42	(0.23)	3.39	3.16	–	(0.26)	(0.26)	–	20.32	18.15	58,788	2.37	(1.26)	49
2009	12.59	0.15	4.83	4.98	(0.15)	–	(0.15)	–	17.42	39.59	33,896	0.01	1.28	80
2008	18.20	0.19	(4.93)	(4.74)	(0.16)	(0.71)	(0.87)	–	12.59	(25.91)	17,480	0.08	1.25	116
2007	19.02	(0.04)	2.09	2.05	(0.00)	(2.87)	(2.87)	–	18.20	10.70	23,235	2.09	(0.20)	77

Royce Select Fund II
† 2012	$9.95	$0.06	$0.52	$0.58	$–	$–	$–	$–	$10.53	5.41%[1]	$3,488	0.12%[1]	0.55%[1]	58%
2011	13.90	(0.01)	(2.04)	(2.05)	–	(1.90)	(1.90)	–	9.95	(14.35)	3,420	1.29	(0.09)	153
2010	11.62	(0.18)	2.60	2.42	(0.00)	(0.15)	(0.15)	0.01	13.90	20.96	5,141	2.77	(1.47)	126
2009	7.02	0.03	4.64	4.67	(0.07)	–	(0.07)	–	11.62	66.58	4,109	0.67	0.53	114
2008	10.66	0.09	(3.65)	(3.56)	(0.08)	–	(0.08)	–	7.02	(33.37)	1,698	0.24	0.98	268
2007	12.01	(0.02)	(0.64)	(0.66)	–	(0.69)	(0.69)	–	10.66	(5.53)	2,416	1.01	(0.15)	393

Royce Global Select Long/Short Fund
† 2012	$15.38	$0.25	$0.27	$0.52	$–	$–	$–	$–	$15.90	3.38%[1]	$21,689	0.20%[1]	1.48%[1]	38%
2011	19.89	0.25	(3.83)	(3.58)	(0.25)	(0.70)	(0.95)	0.02	15.38	(17.77)	22,507	0.98	1.46	45
2010	14.97	(0.26)	5.22	4.96	(0.05)	–	(0.05)	0.01	19.89	33.21	16,355	3.48	(1.55)	80
2009	9.76	0.18	5.27	5.45	(0.26)	–	(0.26)	0.02	14.97	56.11	9,117	0.00	1.55	85
2008	15.01	0.23	(5.40)	(5.17)	–	(0.09)	(0.09)	0.01	9.76	(34.39)	6,049	0.50	1.75	41
2007	13.43	(0.24)	2.68	2.44	(0.35)	(0.51)	(0.86)	–	15.01	18.16	5,786	2.40	(0.56)	75

Royce Enterprise Select Fund [a]
† 2012	$9.88	$(0.01)	$0.58	$0.57	$–	$–	$–	$–	$10.45	5.77%[1]	$1,187	0.53%[1]	(0.10)%[1]	78%
2011	10.43	(0.04)	0.09	0.05	–	(0.60)	(0.60)	–	9.88	0.66	1,123	1.31	(0.42)	136
2010	8.95	0.05	1.49	1.54	(0.06)	–	(0.06)	–	10.43	17.22	1,158	0.70	0.50	166
2009	7.33	0.07	1.62	1.69	(0.07)	–	(0.07)	–	8.95	23.13	1,150	0.03	0.88	415
2008	10.04	0.13	(2.80)	(2.67)	(0.12)	(0.02)	(0.14)	0.10	7.33	(25.53)	917	0.28	1.48	764
2007	10.00	0.00	0.06	0.06	(0.02)	–	(0.02)	–	10.04	0.56 [1]	1,319	0.48 [1]	0.11 [1]	47

Royce Opportunity Select Fund [b]
† 2012	$10.33	$0.05	$1.68	$1.73	$–	$–	$–	$–	$12.06	16.75%[1]	$2,472	0.09%[1]	0.40%[1]	62%
2011	12.99	0.01	(2.26)	(2.25)	(0.02)	(0.39)	(0.41)	–	10.33	(17.14)	2,102	1.14	0.08	299
2010	10.00	(0.43)	3.42	2.99	–	–	–	–	12.99	29.90 [1]	1,913	4.01 [1]	(3.79)[1]	95

†	Six months ended June 30, 2012 (unaudited).
[1]	Not annualized
[a]	The Fund commenced operations on September 28, 2007.
[b]	The Fund commenced operations on September 1, 2010.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Semiannual Report to Shareholders | 35

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Select Fund I, Royce Select Fund II, Royce Global Select Long/Short Fund, Royce Enterprise Select Fund and Royce Opportunity Select Fund (the “Fund” or “Funds”), are five series of the Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Effective May 1, 2012, Royce Global Select Fund became Royce Global Select Long/Short Fund and Royce SMid-Cap Select Fund became Royce Enterprise Select Fund.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.
     At June 30, 2012, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce Select Fund I	10%	Royce Global Select Long/Short Fund	12%	Royce Opportunity Select Fund	68%
Royce Select Fund II	45%	Royce Enterprise Select Fund	79%

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price (in the case of long positions) or at the lowest ask price (in the case of short positions). Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.

Level 2  –  other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedules of Investments.

Level 3  –  significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2012. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Royce Select Fund I
Common Stocks	$39,650,166	$2,871,813	$–	$42,521,979
Cash Equivalents	–	5,480,000	–	5,480,000
Royce Select Fund II
Common Stocks	2,435,553	905,750	24,847	3,366,150
Cash Equivalents	–	303,000	–	303,000

36 | The Royce Funds 2012 Semiannual Report to Shareholders

Valuation of Investments (continued):

	Level 1	Level 2	Level 3	Total
Royce Global Select Long/Short Fund
Common Stocks	$3,553,405	$18,500,267	$24,507	$22,078,179
Cash Equivalents	–	1,226,000	–	1,226,000
Royce Enterprise Select Fund
Common Stocks	911,544	46,311	–	957,855
Cash Equivalents	–	252,000	–	252,000
Royce Opportunity Select Fund
Common Stocks	2,445,474	–	–	2,445,474

Short positions:
	Level 1	Level 2	Level 3	Total
Royce Select Fund II
Common Stocks	$(197,359)	–	–	$(197,359)
Fixed Income	(12,520)	–	–	(12,520)
Royce Global Select Long/Short Fund
Common Stocks	(4,825,853)	–	–	(4,825,853)
Royce Opportunity Select Fund
Common Stocks	(515,501)	–	–	(515,501)

Level 3 Reconciliation:
		Realized and Unrealized
	Balance as of 12/31/11	Gain (Loss)[1]	Balance as of 6/30/12
Royce Select Fund II
Common Stocks	$24,763	$84	$24,847
Royce Global Select Long/Short Fund
Common Stocks	61,723	(37,216)	24,507

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Short Sales:
The Funds may sell securities they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

Distributions and Taxes:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
The Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

The Royce Funds 2012 Semiannual Report to Shareholders | 37

Notes to Financial Statements (unaudited) (continued)

Investment Transactions and Related Investment Income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Funds generally incur only performance fees, dividends on securities sold short and interest charges as expenses. See the “Investment Adviser” section of these notes.

Line of Credit:
The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 12, 2013. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2012.

Capital Share Transactions (in shares):
			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/12	Period ended	6/30/12	Period ended	6/30/12	Period ended	6/30/12	Period ended
	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11	(unaudited)	12/31/11

Royce Select Fund I
Investment Class	160,978	187,707	–	379,773	(207,869)	(663,214)	(46,891)	(95,734)

Royce Select Fund II
Investment Class	594	27,667	–	57,265	(13,090)	(111,010)	(12,496)	(26,078)

Royce Global Select Long/Short Fund
Investment Class	33,982	764,053	–	86,729	(133,043)	(209,902)	(99,061)	640,880

Royce Enterprise Select Fund
Investment Class	–	6,232	–	6,702	(59)	(10,332)	(59)	2,602

Royce Opportunity Select Fund
Investment Class	1,444	59,479	–	8,187	–	(11,464)	1,444	56,202

Investment Adviser:
Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive performance fees that are computed daily and payable monthly. Royce is entitled to receive from each of the Funds a performance fee of 12.5% of each Fund’s pre-fee total return (calculated using “then current” net assets of the Fund), subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. Under the agreement, all expenses of the Funds, except brokerage commissions, dividends on short sales, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, will be paid by Royce. For the six months ended June 30, 2012, the Funds accrued the following performance fees:

Royce Select Fund I	$–
Royce Select Fund II	–
Royce Global Select Long/Short Fund	–
Royce Enterprise Select Fund	6,359
Royce Opportunity Select Fund	–

Purchases and Sales of Investment Securities:
For the period ended June 30, 2012, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

			Short	Purchases to
	Purchases	Sales	Sales	Cover Short Sales
Royce Select Fund I	$12,650,297	$14,200,268	$–	$–
Royce Select Fund II	1,520,829	1,834,263	280,145	278,583
Royce Global Select Long/Short Fund	6,883,387	8,396,111	4,008,260	1,173,881
Royce Enterprise Select Fund	744,428	780,967	–	–
Royce Opportunity Select Fund	946,197	880,708	718,699	349,140

38 | The Royce Funds 2012 Semiannual Report to Shareholders

Tax Information:
At June 30, 2012, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized Appreciation	Gross Unrealized
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Select Fund I	$43,229,021	$4,772,958	$6,231,739	$1,458,781
Royce Select Fund II	3,448,159	11,112	336,122	325,010
Royce Global Select Long/Short Fund	20,049,840	(1,571,514)	2,034,525	3,606,039
Royce Enterprise Select Fund	1,173,439	36,416	75,310	38,894
Royce Opportunity Select Fund	1,862,043	67,930	289,815	221,885

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

The Royce Funds 2012 Semiannual Report to Shareholders | 39

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2012, and held for the entire six-month period ended June 30, 2012.

Actual Expenses
The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2012, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second part of the table below provides information about hypothetical account values and hypothetical expenses based on an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return, and the expense ratio that would be incurred at that rate of return before expenses. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual				Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Actual	Beginning	Ending	Expenses Paid	Hypothetical
	Account Value	Account Value	During the	Expense	Account Value	Account Value	During the	Expense
	1/1/12	6/30/12	Period[1]	Ratio[1,2]	1/1/12	6/30/12	Period[3]	Ratio[4]
Investment Class

Royce Select Fund I	$1,000.00	$1,027.76	$0.00	0.00%	$1,000.00	$1,018.91	$6.36	0.63%
Royce Select Fund II	1,000.00	1,054.05	1.23	0.12%	1,000.00	1,018.91	6.36	0.63%
Royce Global Select Long/Short Fund	1,000.00	1,033.81	2.03	0.20%	1,000.00	1,018.91	6.36	0.63%
Royce Enterprise Select Fund	1,000.00	1,057.69	5.45	0.53%	1,000.00	1,018.91	6.36	0.63%
Royce Opportunity Select Fund	1,000.00	1,167.47	0.98	0.09%	1,000.00	1,018.91	6.36	0.63%

[1]	Expenses are equal to the Fund’s actual expense ratio for the most recent fiscal half-year multiplied by the average account value for the period.
[2]	Actual expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	Expenses are equal to the Fund’s hypothetical annualized expense ratio for the most recent fiscal half-year multiplied by the average account value for the period.
[4]	Hypothetical expense ratio used to derive figures in the table is based on 12.5% of the assumed rate of return of 5% per year before expenses and excludes dividends on securities sold short and interest expense.

40 | The Royce Funds 2012 Semiannual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee[1], President
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee[1]
Age: 57 | Number of Funds Overseen: 49 | Tenure: Since 2001
Non-Royce Directorships: Director of Legg Mason, Inc.; Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Trustee
Age: 63 | Number of Funds Overseen: 35 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 74 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 70 | Number of Funds Overseen: 49 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 66 | Number of Funds Overseen: 49 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 60 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 53 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 54 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 50 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 45 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 52 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1] Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

The Royce Funds 2012 Semiannual Report to Shareholders | 41

Board Approval of Investment Advisory Agreements

At meetings held on June 6-7, 2012, The Royce Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and The Royce Fund relating to each of Royce Select Fund I, Royce Select Fund II, Royce Global Select Long/Short Fund, Royce Enterprise Select Fund and Royce Opportunity Select Fund (the “Funds”). In reaching these decisions, the Board reviewed, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their “peer group” and “category”, information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services and expenses, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as allocation of Fund brokerage commissions, “soft dollar” research services R&A receives, and other direct and indirect benefits to R&A and its affiliates from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each of the Funds. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:

The nature, extent and quality of services provided by R&A:

The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 35 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of The Royce Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing The Royce Funds over more than 35 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that the Funds’ “all-inclusive” management fee included the provision of administrative services and the payment of certain other ordinary operating expenses by R&A. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract and retain quality and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

Investment performance of the Funds and R&A

In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to ten years. Except as described below, all of the Funds with three years or more of performance fell in the 1st or 2nd quartile within their Morningstar categories and the small-cap universe for the three-year, five-year and 10-year periods ended December 31, 2011. Royce Enterprise Select Fund (“RSS”) placed in the middle quintile for the three-year period ended December 31, 2011 within its Morningstar category. The Board noted that Royce Opportunity Select Fund (“ROS”) had only commenced operations in the third quarter of 2010 so it only had a limited operating history. In addition to each Fund’s risk–adjusted performance the trustees also reviewed and considered each Fund’s absolute total returns, down market performance and for Royce Select Fund I, long-term performance over more than 10 years.

The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming their benchmark indexes and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing mid-cap, small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each of the Funds’ performance supported the continuation of its Investment Advisory Agreement.

42 | The Royce Funds 2012 Semiannual Report to Shareholders

Cost of the services provided and profits realized by R&A from its relationship with each Fund:

The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. It was noted that the Funds each pay R&A an “all-inclusive” management fee equal to 12.5% of each Fund’s pre-fee high watermark total return and that R&A is responsible for paying most other ordinary operating expenses of the Funds. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale:

The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The trustees noted that the Funds charge an all-inclusive performance fee. The trustees concluded that the current fee structure for each Fund was reasonable and that shareholders sufficiently participated in economies of scale.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:

The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. The trustees noted that due to the unique nature of their expense structure, direct comparisons of the Funds to other funds were not helpful. The Funds pay an all-inclusive management fee equal to 12.5% of their pre-fee total return, measured using a high watermark test and that R&A is responsible for paying most other ordinary expenses for them.

    The trustees also considered fees charged by R&A to institutional and other clients and noted that due to the unique nature of the Funds’ expense structure, direct comparisons to these other accounts were not helpful. It was noted that no single factor was cited as determinative to the decision of the trustees. Rather, after weighing all of considerations and conclusions discussed above, the entire Board, including all the non-interested trustees, determined to approve the continuation of the existing Investment Advisory Agreements, concluding that a contract continuation on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

The Royce Funds 2012 Semiannual Report to Shareholders | 43

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2012, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2012 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
    Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
    All indexes referenced are unmanaged and capitalization weighted. Each indexes’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2500 Index is an index of domestic small to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large-Cap Index is an index of global large-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The MSCI World Small Core Index represents the small-cap segment in the world’s developed equity markets. The MSCI World ex USA Small Core represents these markets excluding the United States. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments and MSCI. The CRSP (Center for Research in Security Pricing) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and Deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 Index and the CRSP 6-10 would have similar capitalization parameters to those of the Russell 2000 Index. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
    The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.
    The Funds invest primarily in limited number of securities which may involve considerably more risk than a less concentrated portfolio because a decline in the value of one of these securities would cause a Fund’s overall value to decline to a greater degree. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Select Fund I (up to 10%), Royce Select Fund II (up to 100%), Royce Global Select Long/Short Fund (up to 100%), Royce Enterprise Select Fund (up to 25%) and Royce Opportunity Select Fund (up to 25%) may each invest its assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money. The Funds may sell securities short which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales present unlimited risk on an individual stock basis since the Funds may be required to buy the security sold short at a time when the security has appreciated in value.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
     This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

44 | The Royce Funds 2012 Semiannual Report to Shareholders

Is the Business Cycle Dead?

“Plus ça change, plus c’est la même chose.” (“The more things change, the more they stay the same.”) —Alphonse Karr

One striking effect of the financial crisis has been the apparent disappearance of the traditional business cycle. The world’s developed economies—heavily indebted, still deleveraging, and in some cases in the midst of painful austerity—are being supported by periodic and unconventional interventions from increasingly leveraged central banks. The result has been an anemic, albeit steady pace of economic activity marked by fits and starts that are increasingly difficult for investors to interpret.
    It makes sense, then, that market cycles have followed suit, with equities showing sudden, at times violent, moves that have alternated between strong rallies and steep declines over relatively short periods, each driven by marginal changes in the trajectory of economic expectations. Single-stock correlation remains high due to this uncertainty, with more cyclical market sectors the most disadvantaged.
    Several factors are at work: Deleveraging associated with the housing bust is a persistent and long-term headwind; personal savings remain elusive; rising commodity prices have affected consumer purchasing power and sentiment; unemployment remains stubbornly high; and, importantly, the primary source of economic stimulus is coming from central bank programs instead of traditional private business investment.
    As if all this were not enough, there is the backdrop of the sovereign debt crises in Europe and slower growth in the all-important emerging economies, especially China. Interestingly, none of these issues are new. They have been part of the landscape for several years now, and distinct patterns have developed around them that have been repeated in each of the last three years, giving investors the sense that cycles of economic activity have compressed dramatically. Previously marked in years, moves up and down in business momentum are now counted in months, if not weeks.
    Which leads to two questions: Has the business cycle fundamentally changed? Should traditionally cyclical businesses carry lower multiples as a result? It appears to us that in the short term, the market has answered with a resounding ‘yes.’ Cyclical sectors, such as Industrials, Energy, Technology, and Materials have become increasingly volatile and have borne the brunt of the selling during market downturns.

    Within these areas, even high-quality businesses (as measured by balance sheet strength and returns on invested capital) are suffering from the altered preferences of investors who once flocked to the perceived safety of more stable vehicles. Investors continue to abandon equities, gravitating instead toward fixed income securities even as they recognize the inevitable loss of purchasing power that comes with them. Today, it seems that we have a bubble in fear, which is manifesting itself in ways that have our contrarian pulses racing.
    We are finding what we think are excellent values in currently unpopular pro-cyclical businesses. Cycles have certainly become shorter over the past three years, but we hold the view that these are anomalous times and that the traditional business cycle will reemerge before long.
    The economy does not yet have sufficient self-sustaining business momentum that will allow it to be weaned off the artificial support currently being provided by central banks. The opportunity from our standpoint lies in looking where others are not while holding fast to our time-tested investment approach governed by absolute standards for valuation and return.
    In the short term, our interest in cyclical businesses has been putting us out of sync with the return patterns of the market. While unpleasant, it is a by-product of our contrarian nature. In fact, this period is somewhat reminiscent of the late ’90s when investors were citing the demise of traditional value investing because of the emergence of the internet and the technology revolution. What was then a bubble in greed has become today’s bubble in fear.
    Investing is a perennially dynamic endeavor requiring both patience and conviction. Those tenets are being sorely tested in the current market. Although business cycles have looked different of late, and the market has been reacting accordingly, our belief is that they will ultimately revert to the mean, benefiting higher-quality companies in cyclical sectors. We take heart from the timeless wisdom of Alphonse Karr, for indeed “the more things change, the more they stay the same.”

The thoughts in this essay concerning the stock market are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements.

This page is not part of the 2012 Semiannual Report to Shareholders

About The Royce Funds

Wealth Of Experience
With approximately $36 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for nearly 40 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, five assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $136 million invested in The Royce Funds.

This Review and Report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Broker/Dealer Services Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Shareholder Services Transactions and Account Inquiries (800) 841-1180	Royce InfoLine 24-Hour Automated Telephone Service (800) 78-ROYCE (787-6923)

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.

(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY: /s/ Charles M. Royce
Charles M. Royce
President

Date: August 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND	THE ROYCE FUND

BY: /s/ Charles M. Royce	BY: /s/ John D. Diederich
Charles M. Royce	John D. Diederich
President	Chief Financial Officer

Date: August 15, 2012	Date: August 15, 2012